UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark Kemper, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Copy to: Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036-6797

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2019

Item 1.  Reports to Stockholders.

PACE® Select Advisors Trust

Semiannual Report | January 31, 2019

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (PACE Government Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/am-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

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Introduction

March 15, 2019

Dear PACE Shareholder,

We are pleased to provide you with the semiannual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and subadvisors regarding the events that affected Portfolio performance during the six months ended January 31, 2019 (the "reporting period"). Please note that the opinions of the subadvisors do not necessarily represent those of UBS Asset Management (Americas) Inc.

Global growth moderates

The US economic expansion continued during the reporting period, although the pace moderated. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a 4.2% seasonally adjusted annualized rate during the second quarter of 2018—the strongest pace since the third quarter of 2014. GDP growth then decelerated to 3.4% during the third quarter. Finally, the US Commerce Department's initial estimate for fourth quarter 2018 GDP growth in the US was 2.6%.1

As expected, the US Federal Reserve Board (the "Fed") continued to tighten monetary policy during the reporting period. Specifically, the Fed raised rates at its meetings in September and December 2018, for a total of four rate hikes in 2018. With its December 2018 increase, the federal funds rate2 moved to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. Finally, at its meeting in January 2019, the Fed appeared to take a less aggressive stance on future rate hikes, saying, "In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate."

From a global perspective, in its January 2019 World Economic Outlook Update, the International Monetary Fund ("IMF") said, "The global expansion has weakened...An escalation of trade tensions beyond those already incorporated in the forecast remains a key source of risk to the outlook. Financial conditions have already tightened since the fall. A range of triggers beyond escalating trade tensions could spark a further deterioration in risk sentiment with adverse growth implications, especially given the high levels of public and private debt. These potential triggers include a "no-deal" withdrawal of the United Kingdom from the European Union and a greater-than-envisaged slowdown in China." From a regional perspective, the IMF projects 2019 growth in the eurozone will be 1.6%, versus 1.8% in 2018. Japan's economy is expected to expand 1.1% in 2019, compared to 0.9% in 2018. Elsewhere, the IMF projects that overall growth in emerging market countries will decelerate to 4.5% in 2019, versus 4.6% 2018.

Global equities: A broad-based decline

Despite a strong finish, the global equity market generated weak results during the reporting period. US equities posted positive returns during the first two months of the period. Supporting the market were corporate profits that often exceeded expectations. However, those gains were more than offset by a sharp decline over two of the next three months of the period. In late December 2018, the US stock market, as measured by the S&P 500 Index,3 narrowly averted its first bear market (a decline of 20% from its peak) in a decade. Signs of moderating global growth, the ongoing trade dispute between the US and China, concerns over future Fed rate hikes and a partial government shutdown negatively impacted investor sentiment. However, the market recouped a portion of its losses in January 2019, as investor risk appetite returned, partially triggered by the Fed's more accommodative stance regarding future rate hikes. All told, the S&P 500 Index declined 3.00% during the six months ended January 31, 2019. Returns were also weak outside the US. International developed equities, as measured by the

1  Based on the Commerce Department's initial estimate announced on February 28, 2019.

2  The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis.

3  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

MSCI EAFE Index (net),4 returned -7.80% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),5 fell 2.60%.

The fixed income market produces a modest gain

The global fixed income market generated a positive return during the reporting period. In the US, despite two Fed rate hikes, short-term Treasury yields declined. Longer-term Treasury yields also fell, partially due to several flights to quality. For the six months ended January 31, 2019, the yield on the US 10-year Treasury fell from 2.96% to 2.63% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,6 rose 2.71% during the reporting period. Returns of riskier fixed income securities were also positive. High-yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,7 gained 1.04% for the six months ended January 31, 2019. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),8 rose 2.98%.

Sincerely,

Igor Lasun
President, PACE Select Advisors Trust
Executive Director, UBS Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2019. The views expressed in the Advisor's and Subadvisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor and subadvisors. Subadvisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of March 15, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and subadvisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Management Process

The funds employ a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the funds' manager and primary provider of investment advisory services, has the ultimate authority, subject to oversight by the funds' board, to oversee the funds' subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the funds' subadvisor(s).

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the funds, subject to the board's approval.

In managing the funds and overseeing the funds' subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

PACE Government Money Market Investments

Performance

The seven-day current yield for the Fund as of January 31, 2019 was 1.85% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 7. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For a detailed commentary on the market environment in general during the period, please refer to page 3.

Advisor's comments

The Fed continued to normalize monetary policy during the reporting period. For example, the Fed raised rates at its meetings in September and December 2018, for a total of four rate hikes in 2018. With its December 2018 increase, the federal funds rate moved to a range between 2.25% and 2.50%. In addition, the Fed continued reducing its balance sheet. However, at its meeting in January 2019, the Fed appeared to take a less aggressive stance on future rate hikes.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 22 days. This was increased to 26 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the six-month period. We reduced the Portfolio's exposure to US government and agency obligations and increased its allocation to repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust – PACE Government Money Market Investments

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

PACE Government Money Market Investments

Yields and characteristics at a glance—January 31, 2019 (unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	1.85%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	1.87
Seven-day current yield before fee waivers and/or expense reimbursements[1]	1.58
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	1.60
Weighted average maturity[2]	26 days
Portfolio composition[3]
US government and agency obligations	77.0%
Repurchase agreements	25.7
Other assets less liabilities	(2.7)
Total	100.0%

You could lose money by investing in PACE Government Money Market Investments. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in PACE Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. PACE Government Money Market Investments' sponsor has no legal obligation to provide financial support to PACE Government Money Market Investments, and you should not expect that the portfolio's sponsor will provide financial support to PACE Government Money Market Investments at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoated represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

PACE Government Money Market Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
US government and agency obligations—77.0%
Federal Farm Credit Bank 1 mo. USD LIBOR + 0.150%, 2.659%, due 03/15/19[1]	$6,840,000	$6,841,752
1 mo. USD LIBOR - 0.085%, 2.417%, due 05/30/19[1]	1,000,000	999,984
Federal Home Loan Bank 2.323%, due 02/01/19[2]	2,000,000	2,000,000
2.340%, due 02/06/19[2]	5,000,000	4,998,375
2.343%, due 02/01/19[2]	2,000,000	2,000,000
2.357%, due 02/08/19[2]	4,800,000	4,797,800
2.360%, due 02/01/19[2]	5,000,000	5,000,000
2.360%, due 03/14/19[2]	2,000,000	1,994,624
2.368%, due 02/15/19[2]	1,000,000	999,079
2.370%, due 02/13/19[2]	2,175,000	2,173,282
2.374%, due 02/20/19[2]	1,000,000	998,747
2.375%, due 02/06/19[2]	4,000,000	3,998,681
2.380%, due 02/22/19[2]	3,000,000	2,995,835
2.381%, due 03/27/19[2]	2,000,000	1,992,857
2.385%, due 02/27/19[2]	2,000,000	1,996,555
2.390%, due 02/05/19[2]	5,000,000	4,998,672
2.395%, due 03/13/19[2]	2,000,000	1,994,678
2.400%, due 03/06/19[2]	3,000,000	2,993,400
2.400%, due 03/27/19[2]	3,000,000	2,989,200
2.400%, due 04/10/19[2]	3,000,000	2,986,400
2.402%, due 05/03/19[2]	2,000,000	1,987,857
2.404%, due 03/08/19[2]	3,000,000	2,992,988
2.405%, due 03/13/19[2]	1,000,000	997,328
2.405%, due 05/15/19[2]	3,000,000	2,979,357
2.406%, due 04/24/19[2]	5,000,000	4,972,598
2.406%, due 04/26/19[2]	2,000,000	1,988,772
2.408%, due 04/22/19[2]	5,000,000	4,973,244
2.410%, due 03/11/19[2]	5,000,000	4,987,281
2.410%, due 03/22/19[2]	2,000,000	1,993,439
2.413%, due 03/08/19[2]	5,000,000	4,988,270
2.418%, due 02/22/19[2]	2,000,000	1,997,179
2.430%, due 04/03/19[2]	1,200,000	1,195,059
2.430%, due 04/09/19[2]	2,500,000	2,488,694
2.435%, due 04/05/19[2]	3,000,000	2,987,216
2.435%, due 05/01/19[2]	2,500,000	2,484,950
2.460%, due 07/05/19[2]	1,000,000	989,477
2.465%, due 06/05/19[2]	3,000,000	2,974,528
1 mo. USD LIBOR - 0.045%, 2.458%, due 07/03/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.055%, 2.459%, due 01/14/20[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.065%, 2.448%, due 10/18/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.070%, 2.440%, due 02/25/19[1]	1,000,000	1,000,027
1 mo. USD LIBOR - 0.070%, 2.441%, due 10/09/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.080%, 2.422%, due 09/27/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.080%, 2.423%, due 03/19/19[1]	1,000,000	1,000,000
	Face amount	Value
US government and agency obligations—(concluded)
1 mo. USD LIBOR - 0.080%, 2.427%, due 02/04/19[1]	$1,000,000	$1,000,000
1 mo. USD LIBOR - 0.085%, 2.418%, due 06/03/19[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.085%, 2.418%, due 06/21/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.090%, 2.423%, due 04/05/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.090%, 2.426%, due 09/10/19[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.100%, 2.403%, due 08/21/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.105%, 2.397%, due 07/26/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.105%, 2.398%, due 02/22/19[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.105%, 2.398%, due 07/19/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.105%, 2.398%, due 08/20/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.110%, 2.404%, due 08/13/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.115%, 2.388%, due 07/19/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.115%, 2.395%, due 02/25/19[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.120%, 2.389%, due 02/15/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.125%, 2.385%, due 07/16/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.130%, 2.373%, due 03/22/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.130%, 2.378%, due 04/17/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.130%, 2.390%, due 03/01/19[1]	4,000,000	4,000,000
1 mo. USD LIBOR - 0.130%, 2.391%, due 02/08/19[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.135%, 2.378%, due 02/05/19[1]	1,000,000	1,000,000
3 mo. USD LIBOR - 0.160%, 2.517%, due 05/24/19[1]	1,000,000	1,000,487
3 mo. USD LIBOR - 0.340%, 2.439%, due 04/24/19[1]	1,000,000	1,000,000
3 mo. USD LIBOR - 0.340%, 2.443%, due 04/10/19[1]	2,000,000	2,000,000
SOFR + 0.065%, 2.465%, due 11/15/19[1]	1,000,000	1,000,000
US Treasury Bill 2.412%, due 02/12/19[2]	2,000,000	1,998,552
Total US government and agency obligations (cost—$160,727,224)		160,727,224

PACE Government Money Market Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Repurchase agreements—25.7%
Repurchase agreement dated 01/31/19 with Fixed Income Clearing Corp., 2.550% due 02/01/19, collateralized by $140,000 US Treasury Note, 2.625% due 02/28/23; (value—$142,221); proceeds: $136,010	$136,000	$136,000
Repurchase agreement dated 01/31/19 with Goldman Sachs & Co., 2.510% due 02/01/19, collateralized by $6,145,000 Federal Farm Credit Bank obligation, 3.000% due 05/16/36, $1,020,000 Federal Home Loan Bank obligations, 2.625% to 3.000% due 10/01/20 to 12/13/24, $3,378,000 Federal National Mortgage Association obligation, 2.125% due 04/24/26 and $52,369,195 US Treasury Bond STRIP, zero coupon due 02/15/25; (value—$54,570,000); proceeds: $53,503,730	53,500,000	53,500,000
Total repurchase agreements (cost—$53,636,000)		53,636,000
Total investments (cost—$214,363,224 which approximates cost for federal income tax purposes)—102.7%		214,363,224
Liabilities in excess of other assets—(2.7)%		(5,697,433)
Net assets—100.0%		$208,665,791

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$160,727,224	$—	$160,727,224
Repurchase agreements	—	53,636,000	—	53,636,000
Total	$—	$214,363,224	$—	$214,363,224

At January 31, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Rate shown is the discount rate at the date of purchase unless otherwise noted.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance

For the six months ended January 31, 2019, the Portfolio's Class P shares returned 2.73% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Mortgage-Backed Securities Index (the "benchmark") returned 2.88%, and the Lipper US Mortgage Funds category posted a median return of 2.48%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 12. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period. Overall US interest rate strategies were positive for results. Near-benchmark US duration exposure was neutral for performance. (Duration measures a portfolio's sensitivity to interest rate changes.) Yield curve positioning, including a focus on the intermediate portion of the curve, modestly contributed to performance as intermediate yields outperformed during the period.

Relative value positioning within agency mortgage-backed securities (MBS) added to performance. An overweight to Freddie Mac mortgages contributed to results as the segment outperformed the broader mortgage market. Positive security selection within Ginnie Mae mortgages was also beneficial, while an overall overweight to Fannie Mae mortgages was negative for returns, as the segment lagged the broader mortgage market. Non-mortgage securitized debt exposure, including holdings of collateralized loan obligations, was modestly positive for returns.

Overall, derivative usage was modestly positive during the period. The use of interest rate swaps to short long-end US swap rates detracted from performance as swap rates outperformed Treasury rates. The Fund used interest rate swaps and constant maturity swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. The Portfolio benefited from the income generated from selling mortgage pool options as a way to manage interest rate and volatility risk within the sector. Additionally, options on swaps were primarily used to manage interest rate exposure and volatility. The purchase of options on swaps detracted from performance due to premium payments made. Total return swaps, used to replicate broad exposure to interest only agency mortgages while limiting idiosyncratic risk of owning individual bonds, was neutral for performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA

PIMCO: Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The subadvisor utilizes a strategy that involves buying or

selling specific bonds based on an analysis of their values

relative to other similar bonds.

PACE Mortgage-Backed Securities Fixed Income Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.61%	2.28%	1.98%	3.30%
Class Y2	2.65	2.54	2.24	3.56
Class P3	2.73	2.62	2.26	3.57
After deducting maximum sales charge
Class A1	(1.23)	(1.55)	1.20	2.91
Bloomberg Barclays US Mortgage-Backed Securities Index[4]	2.88	3.00	2.37	3.17
Lipper US Mortgage Funds median	2.48	2.51	2.14	3.49

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.62%	(0.08)%	2.14%	3.30%
Class Y3	1.74	0.17	2.40	3.55
Class P4	1.74	0.16	2.38	3.54
After deducting maximum sales charge
Class A1	(2.17)	(3.84)	1.36	2.90

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—1.09% and 0.97%; Class Y—1.01% and 0.72%; and Class P—0.93% and 0.72%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed passthrough securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics—January 31, 2019 (unaudited)

Characteristics
Weighted average duration	3.52 yrs.
Weighted average maturity	4.27 yrs.
Average coupon	3.21%
Top ten holdings (long holdings)[1]	Percentage of net assets
FNMA TBA, 3.000%	13.1%
FHLMC TBA, 3.500%	9.9
GNMA II TBA, 4.000%	7.9
FNMA TBA, 3.500%	6.5
GNMA II TBA, 3.000%	5.7
FHLMC TBA, 3.000%	5.3
FHLMC TBA, 4.000%	3.9
GNMA II TBA, 3.500%	3.6
FNMA TBA, 2.500%	3.4
US Treasury Note, 3.000%	2.6
Total	61.9%
Asset allocation[1]	Percentage of net assets
US government agency mortgage pass-through certificates	132.8%
Collateralized mortgage obligations	27.3
Asset-backed securities	17.9
US government obligations	4.1
Commercial mortgage-backed securities	1.3
Short-term investment	0.6
Stripped mortgage-backed securities	0.4
Options, swaptions, futures and swaps	0.0 *
Investments sold short	(26.9)
Cash equivalents and other assets less liabilities	(57.5)
Total	100.0%

*  Amount represents less than 0.05%.

1  The Portfolio is actively managed and its composition will vary over time.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
US government obligations—4.1%
US Treasury Notes 2.625%, due 12/31/25[1]	$2,100,000	$2,113,781
2.625%, due 01/31/26	1,800,000	1,809,563
2.750%, due 08/31/25[1]	1,500,000	1,520,742
3.000%, due 09/30/25[1]	9,200,000	9,471,328
Total US government obligations (cost—$14,522,234)		14,915,414
Government national mortgage association certificates—40.6%
GNMA 3.000%, due 11/15/42[1]	97,395	96,937
3.000%, due 02/15/43[1]	585,389	583,541
3.000%, due 05/15/43[1]	1,357,702	1,352,068
3.000%, due 06/15/43[1]	437,473	435,123
3.000%, due 07/15/43[1]	116,380	115,897
3.000%, due 01/15/45[1]	427,533	426,190
3.000%, due 02/15/45[1]	45,534	45,321
3.000%, due 07/15/45[1]	625,390	622,454
3.000%, due 08/15/45[1]	37,688	37,421
3.000%, due 10/15/45[1]	961,088	956,547
3.000%, due 12/15/45[1]	544,880	541,024
3.500%, due 11/15/42	704,580	715,092
3.500%, due 03/15/45	298,656	302,736
3.500%, due 04/15/45[1]	645,483	653,622
4.000%, due 12/15/41	1,364,781	1,412,462
4.000%, due 01/15/47	170,048	175,370
4.000%, due 02/15/47	957,505	987,665
4.000%, due 04/15/47	1,246,243	1,285,240
4.000%, due 05/15/47	151,139	157,213
4.000%, due 06/15/47	127,872	132,970
4.000%, due 07/15/47	160,217	166,657
4.000%, due 08/15/47	227,322	236,403
4.000%, due 12/15/47	58,650	60,573
4.500%, due 09/15/39	631,555	663,114
4.500%, due 06/15/40	316,268	331,943
4.500%, due 12/15/45	18,053	18,943
4.500%, due 07/15/46	8,297	8,680
4.500%, due 08/15/46	12,768	13,404
4.500%, due 09/15/46	459,180	481,543
4.500%, due 10/15/46	565,922	591,105
4.500%, due 01/15/47	879,601	923,614
5.000%, due 12/15/34	153,734	160,940
5.000%, due 04/15/38	148,896	159,523
5.000%, due 08/15/39	226,070	235,712
5.000%, due 12/15/39	10,076	10,577
5.000%, due 05/15/40	282,283	296,184
5.000%, due 09/15/40	4,995	5,207
5.000%, due 05/15/41	36,571	38,112
5.500%, due 08/15/35	24,993	27,414
5.500%, due 02/15/38	2,418	2,652
5.500%, due 04/15/38	223,500	245,227
5.500%, due 05/15/38	229,607	250,801
5.500%, due 06/15/38	130,275	142,301
5.500%, due 10/15/38	609,155	667,612
5.500%, due 11/15/38	38,239	41,747
5.500%, due 12/15/38	7,041	7,721
	Face amount	Value
Government national mortgage association certificates—(continued)
5.500%, due 03/15/39	$32,289	$34,470
5.500%, due 05/15/39	55,593	60,697
5.500%, due 09/15/39	286,309	312,489
5.500%, due 01/15/40	4,816	5,222
5.500%, due 03/15/40	334,713	366,051
6.500%, due 02/15/29	622	676
6.500%, due 01/15/36	10,770	11,706
6.500%, due 09/15/36	189,777	212,956
6.500%, due 02/15/37	10,799	11,971
6.500%, due 04/15/37	7,087	7,832
6.500%, due 01/15/38	8,917	9,824
6.500%, due 06/15/38	27,315	30,325
6.500%, due 07/15/38	21,056	23,876
6.500%, due 11/15/38	6,119	7,072
7.500%, due 08/15/21	451	451
8.000%, due 02/15/23	205	214
10.500%, due 07/15/20	46	46
10.500%, due 08/15/20	4,432	4,444
GNMA I 3.000%, due 12/15/45	70,524	70,106
4.500%, due 12/15/45	16,226	17,018
GNMA II 2.500%, due 04/20/47	917,975	887,280
3.000%, due 09/20/47	2,130,037	2,114,626
3.500%, due 04/20/45	11,926	12,089
3.500%, due 11/20/45	715,720	725,646
3.500%, due 04/20/46	873,502	885,741
3.500%, due 05/20/46	1,729,929	1,772,605
3.500%, due 04/20/47	615,441	623,889
3.500%, due 07/20/47	1,255,687	1,274,581
3.500%, due 08/20/47	513,234	521,263
3.500%, due 09/20/47	211,712	214,920
3.500%, due 11/20/47	712,843	723,590
3.500%, due 12/20/47	140,408	142,605
3.500%, due 01/20/48	804,776	816,171
3.500%, due 02/20/48	2,610,217	2,644,348
3.500%, due 03/20/48	4,419,124	4,475,726
3.500%, due 09/20/48	3,420,816	3,465,815
3.750%, due 05/20/30	630,185	645,262
4.000%, due 12/20/40	672,507	685,975
4.000%, due 07/20/41	50,057	51,507
4.000%, due 12/20/47	69,033	71,205
4.000%, due 01/20/48	189,757	195,728
4.000%, due 03/20/48	511,661	527,754
4.000%, due 04/20/48	402,254	414,912
4.000%, due 05/20/48	279,631	288,645
4.000%, due 06/20/48	364,682	376,007
4.000%, due 07/20/48	118,329	121,910
4.000%, due 09/20/48	1,977,264	2,034,597
4.500%, due 10/20/44	502,133	519,024
4.500%, due 02/20/45	400,870	414,529
4.500%, due 08/20/45	282,246	296,809
4.500%, due 02/20/46	344,939	356,679
4.500%, due 10/20/48	500,000	520,520
5.000%, due 12/20/33	232,370	247,625
5.000%, due 01/20/34	113,704	121,034

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Government national mortgage association certificates—(continued)
5.000%, due 02/20/38	$146,247	$155,674
5.000%, due 04/20/38	170,028	180,929
5.000%, due 08/20/41	20,913	22,199
5.000%, due 12/20/42	30,934	32,728
5.000%, due 08/20/43	2,699,869	2,858,198
5.000%, due 09/20/48	2,497,182	2,617,609
5.000%, due 10/20/48	511,025	533,835
5.000%, due 11/20/48	956,269	985,279
5.000%, due 12/20/48[1]	499,311	522,775
5.000%, due 01/20/49	1,000,000	1,046,379
5.500%, due 09/20/48	695,350	731,566
6.000%, due 10/20/38	5,624	5,790
6.500%, due 09/20/32	2,798	3,008
6.500%, due 11/20/38	10,980	11,306
6.500%, due 12/20/38	5,278	5,449
7.000%, due 03/20/28	41,857	42,199
9.000%, due 04/20/25	5,784	6,289
9.000%, due 12/20/26	2,719	2,809
9.000%, due 01/20/27	8,648	8,750
9.000%, due 09/20/30	1,030	1,032
9.000%, due 10/20/30	3,347	3,440
9.000%, due 11/20/30	4,392	4,427
GNMA II ARM 1 year CMT + 1.500%, 3.125%, due 11/20/21[2]	4,006	4,002
1 year CMT + 1.500%, 3.125%, due 10/20/30[2]	11,823	12,146
1 year CMT + 1.500%, 3.375%, due 01/20/23[2]	18,766	19,061
1 year CMT + 1.500%, 3.375%, due 03/20/23[2]	8,247	8,361
1 year CMT + 1.500%, 3.375%, due 01/20/24[2]	25,787	25,978
1 year CMT + 1.500%, 3.375%, due 01/20/25[2]	3,363	3,441
1 year CMT + 1.500%, 3.375%, due 02/20/25[2]	5,927	5,989
1 year CMT + 1.500%, 3.375%, due 03/20/26[2]	8,318	8,483
1 year CMT + 1.500%, 3.375%, due 01/20/27[2]	64,306	64,169
1 year CMT + 1.500%, 3.375%, due 02/20/27[2]	5,492	5,526
1 year CMT + 1.500%, 3.375%, due 01/20/28[2]	8,510	8,770
1 year CMT + 1.500%, 3.375%, due 02/20/28[2]	5,555	5,592
1 year CMT + 1.500%, 3.500%, due 03/20/25[2]	17,563	17,540
3.500%, due 07/20/47	3,984,731	4,052,841
3.500%, due 01/20/48	2,454,744	2,492,564
1 year CMT + 1.500%, 3.625%, due 06/20/22[2]	21,883	22,206
1 year CMT + 1.500%, 3.625%, due 04/20/24[2]	45,342	45,267
	Face amount	Value
Government national mortgage association certificates—(concluded)
1 year CMT + 1.500%, 3.625%, due 05/20/25[2]	$4,236	$4,335
1 year CMT + 1.500%, 3.625%, due 04/20/26[2]	75,421	76,236
1 year CMT + 1.500%, 3.625%, due 06/20/26[2]	31,677	32,371
1 year CMT + 1.500%, 3.625%, due 04/20/27[2]	18,870	19,225
1 year CMT + 1.500%, 3.625%, due 04/20/30[2]	12,627	13,039
1 year CMT + 1.500%, 3.625%, due 05/20/30[2]	297,643	307,279
1 year CMT + 1.500%, 3.750%, due 09/20/21[2]	27,643	28,065
1 year CMT + 1.500%, 3.750%, due 05/20/25[2]	22,530	22,836
1 year CMT + 1.500%, 3.750%, due 06/20/25[2]	11,494	11,602
1 year CMT + 1.500%, 3.750%, due 08/20/25[2]	11,145	11,345
1 year CMT + 1.500%, 3.750%, due 09/20/25[2]	14,876	15,291
1 year CMT + 1.500%, 3.750%, due 08/20/26[2]	16,722	17,227
1 year CMT + 1.500%, 3.750%, due 09/20/26[2]	2,685	2,767
1 year CMT + 1.500%, 3.750%, due 07/20/27[2]	6,541	6,752
1 year CMT + 1.500%, 3.750%, due 08/20/27[2]	18,648	18,806
1 year CMT + 1.500%, 3.750%, due 07/20/30[2]	70,197	72,304
1 year CMT + 1.500%, 3.750%, due 08/20/30[2]	66,863	69,183
1 year CMT + 1.500%, 4.000%, due 06/20/19[2]	521	520
4.000%, due 04/20/48	748,175	773,389
GNMA TBA 4.000%	2,500,000	2,571,973
4.500%	2,000,000	2,079,570
GNMA II TBA 3.000%	20,900,000	20,732,828
3.500%	13,000,000	13,164,023
4.000%	28,200,000	29,002,290
4.500%	9,000,000	9,341,191
5.000%	7,000,000	7,299,687
Total government national mortgage association certificates (cost—$149,273,398)		149,478,405
Federal home loan mortgage corporation certificates—33.2%
FHLMC 2.500%, due 01/01/31	323,071	317,787
2.500%, due 11/01/31	69,266	68,133
2.500%, due 07/01/32	188,470	185,388
2.500%, due 08/01/32	885,606	871,121

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Federal home loan mortgage corporation certificates—(continued)
2.500%, due 09/01/32	$1,110,037	$1,091,882
2.500%, due 11/01/32	971,020	955,140
2.500%, due 12/01/32	988,376	972,211
2.500%, due 01/01/33	245,655	241,637
3.000%, due 01/01/33	3,133,284	3,138,119
3.000%, due 04/01/43	292,527	288,964
3.000%, due 05/01/43	232,132	229,305
3.000%, due 12/01/44	272,146	268,832
3.000%, due 04/01/45	1,491,958	1,471,072
3.000%, due 08/01/46	486,142	474,329
3.000%, due 12/01/46	7,839,819	7,707,892
3.000%, due 01/01/47	719,857	707,528
3.000%, due 10/01/47	295,371	290,351
3.500%, due 09/01/32	517,732	528,362
4.000%, due 01/01/37	311,087	320,659
4.000%, due 07/01/43	240,580	247,921
4.000%, due 04/01/44	229,087	237,448
4.000%, due 08/01/44	3,185,062	3,301,090
4.000%, due 08/01/47	856,589	887,782
4.000%, due 12/01/48	979,098	1,006,151
4.500%, due 10/01/33	48,691	49,771
4.500%, due 09/01/34	920,435	950,125
4.500%, due 01/01/36	24,126	24,914
4.500%, due 05/01/37	7,717	7,970
4.500%, due 05/01/38	35,112	35,447
5.000%, due 10/01/25	45,499	47,826
5.000%, due 11/01/27	7,374	7,751
5.000%, due 07/01/33	10,000	10,392
5.000%, due 09/01/33	191,065	203,859
5.000%, due 06/01/34	9,466	10,114
5.000%, due 04/01/35	33,809	35,540
5.000%, due 05/01/35	93,848	100,262
5.000%, due 07/01/35	229,566	244,359
5.000%, due 08/01/35	27,680	29,573
5.000%, due 10/01/35	23,176	24,752
5.000%, due 12/01/35	801	856
5.000%, due 07/01/38	253,398	268,890
5.000%, due 11/01/38	214,181	227,570
5.000%, due 06/01/39	53,929	57,340
5.000%, due 03/01/40	6,473	6,889
5.000%, due 07/01/40	308,436	327,257
5.000%, due 09/01/40	156,855	166,104
5.000%, due 11/01/40	276,622	293,419
5.000%, due 02/01/41	428,036	455,174
5.000%, due 03/01/41	22,650	23,893
5.000%, due 04/01/41	85,214	90,451
5.000%, due 05/01/41	170,892	181,667
5.000%, due 07/01/41	41,285	43,877
5.000%, due 08/01/44	75,427	80,587
5.500%, due 06/01/28[1]	1,405	1,488
5.500%, due 02/01/32[1]	1,813	1,958
5.500%, due 12/01/32[1]	3,728	4,045
5.500%, due 02/01/33[1]	44,034	46,712
5.500%, due 05/01/33[1]	755	819
5.500%, due 06/01/33[1]	189,596	205,686
5.500%, due 12/01/33[1]	44,722	48,101
5.500%, due 12/01/34[1]	42,221	45,863
	Face amount	Value
Federal home loan mortgage corporation certificates—(continued)
5.500%, due 06/01/35[1]	$687,741	$746,962
5.500%, due 07/01/35[1]	5,062	5,366
5.500%, due 10/01/35[1]	170,017	180,882
5.500%, due 12/01/35[1]	104,691	113,699
5.500%, due 06/01/36[1]	399,118	433,556
5.500%, due 07/01/36[1]	22,114	22,290
5.500%, due 12/01/36[1]	612,745	664,393
5.500%, due 03/01/37	76,749	83,064
5.500%, due 07/01/37	62,386	64,600
5.500%, due 10/01/37	3,424	3,713
5.500%, due 04/01/38	123,339	133,958
5.500%, due 05/01/38	12,080	12,909
5.500%, due 12/01/38	2,301	2,468
5.500%, due 01/01/39	54,396	58,894
5.500%, due 09/01/39	167,001	181,418
5.500%, due 02/01/40	7,707	8,255
5.500%, due 03/01/40	7,033	7,561
5.500%, due 05/01/40	102,044	109,786
5.500%, due 03/01/41	109,477	117,768
6.000%, due 11/01/37	943,624	1,034,148
7.000%, due 08/01/25	161	173
11.000%, due 06/01/19	16	16
11.000%, due 09/01/20	8	8
FHLMC ARM 1 year CMT + 2.282%, 4.234%, due 07/01/28[2]	63,788	66,058
1 year CMT + 2.131%, 4.240%, due 11/01/27[2]	55,255	56,044
12 mo. USD LIBOR + 1.780%, 4.252%, due 10/01/39[2]	1,568,947	1,643,321
1 year CMT + 2.415%, 4.328%, due 11/01/25[2]	83,337	87,389
1 year CMT + 2.255%, 4.351%, due 11/01/29[2]	151,405	157,238
1 year CMT + 2.222%, 4.361%, due 07/01/24[2]	55,152	56,104
1 year CMT + 2.181%, 4.423%, due 04/01/29[2]	43,890	44,720
1 year CMT + 2.356%, 4.483%, due 12/01/29[2]	18,974	19,647
1 year CMT + 2.282%, 4.504%, due 06/01/28[2]	138,102	143,826
1 year CMT + 2.250%, 4.520%, due 09/01/34[2]	896,092	944,267
1 year CMT + 2.460%, 4.548%, due 10/01/27[2]	101,000	105,426
12 mo. USD LIBOR + 1.765%, 4.549%, due 11/01/36[2]	325,028	340,912
12 mo. USD LIBOR + 1.867%, 4.570%, due 11/01/41[2]	1,798,568	1,867,917
1 year CMT + 2.302%, 4.601%, due 10/01/23[2]	13,185	13,481
1 year CMT + 2.415%, 4.605%, due 01/01/29[2]	100,732	105,565
1 year CMT + 2.137%, 4.677%, due 01/01/28[2]	11,789	12,076

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Federal home loan mortgage corporation certificates—(concluded)
1 year CMT + 2.438%, 4.722%, due 10/01/27[2]	$113,603	$118,865
1 year CMT + 2.625%, 5.125%, due 01/01/30[2]	23,674	23,803
FHLMC TBA 3.000%	20,000,000	19,653,959
3.500%	36,000,000	36,201,817
4.000%	14,000,000	14,337,422
4.500%	5,000,000	5,197,363
5.000%	6,500,000	6,835,410
Total federal home loan mortgage corporation certificates (cost—$122,289,702)		122,188,922
Federal housing administration certificates—0.0%†
FHA GMAC 7.400%, due 02/01/21	4,329	4,328
FHA Reilly 6.896%, due 07/01/20	40,790	40,764
Total federal housing administration certificates (cost—$45,141)		45,092
Federal national mortgage association certificates—59.0%
FNMA 2.000%, due 05/01/28	187,864	182,299
2.000%, due 09/01/31	224,197	215,321
2.000%, due 11/01/31	554,576	532,651
2.000%, due 01/01/32	127,482	122,434
2.500%, due 06/01/28	222,208	219,181
2.500%, due 07/01/28	1,729,763	1,711,733
2.500%, due 08/01/28	577,208	571,190
2.500%, due 09/01/30	37,222	36,719
2.500%, due 11/01/30	57,275	56,500
2.500%, due 04/01/47	241,549	230,673
12 mo. USD LIBOR + 1.790%, 2.735%, due 02/01/42[2]	440,685	452,221
2.797%, due 02/25/49	1,100,000	1,099,914
3.000%, due 05/01/28	220,180	221,386
3.000%, due 02/01/30	387,632	388,439
3.000%, due 04/01/30	116,031	116,273
3.000%, due 05/01/30	119,865	120,116
3.000%, due 10/01/30	37,435	37,513
3.000%, due 04/01/31	2,442,796	2,449,774
3.000%, due 01/01/38	991,868	986,349
3.000%, due 04/01/38	1,133,377	1,127,071
3.000%, due 10/01/42	579,995	573,024
3.000%, due 01/01/43	2,216,371	2,189,042
3.000%, due 04/01/43	881,530	870,505
3.000%, due 05/01/43	919,136	907,660
3.000%, due 06/01/43	125,664	124,089
3.000%, due 09/01/43	1,130,428	1,116,138
3.000%, due 11/01/46	95,467	93,826
3.000%, due 12/01/46	7,186,554	7,070,586
3.440%, due 02/01/32	2,472,078	2,482,659
3.500%, due 11/01/25	393,746	401,458
3.500%, due 08/01/29	78,793	80,388
	Face amount	Value
Federal national mortgage association certificates—(continued)
3.500%, due 12/01/41	$1,117,643	$1,130,612
3.500%, due 03/01/42	483,294	488,902
3.500%, due 04/01/42	56,737	57,135
3.500%, due 12/01/42	1,763,661	1,784,121
3.500%, due 03/01/43	1,000,427	1,012,927
3.500%, due 05/01/43	4,098,600	4,159,478
3.500%, due 07/01/43	362,517	366,696
3.500%, due 06/01/45	4,528,539	4,576,183
3.500%, due 08/01/45	97,553	98,504
3.500%, due 09/01/46	1,650,115	1,669,899
3.500%, due 08/01/47	576,607	580,906
3.500%, due 09/01/47	745,447	751,910
3.500%, due 11/01/47	1,078,295	1,085,322
3.500%, due 12/01/47	959,533	966,734
3.500%, due 02/01/48	2,378,066	2,390,567
3.500%, due 03/01/48	2,042,863	2,053,575
3.600%, due 08/01/23	786,930	822,105
3.820%, due 01/01/29	500,000	521,617
1 year CMT + 2.045%, 3.949%, due 09/01/41[2]	574,308	603,005
4.000%, due 07/01/25[1]	13,769	14,167
4.000%, due 09/01/25[1]	5,476	5,633
4.000%, due 10/01/25[1]	14,260	14,663
4.000%, due 11/01/25[1]	110,584	113,764
4.000%, due 01/01/26[1]	304,251	313,004
4.000%, due 02/01/26[1]	729,378	750,302
4.000%, due 03/01/26[1]	56,921	58,532
4.000%, due 04/01/26[1]	1,480,367	1,522,721
4.000%, due 08/01/32[1]	8,474	8,757
4.000%, due 06/01/33[1]	167,018	172,628
4.000%, due 07/01/33[1]	351,451	363,259
4.000%, due 07/01/34[1]	1,021,553	1,055,887
4.000%, due 03/01/38[1]	998,021	1,032,953
4.000%, due 07/01/38[1]	3,342,709	3,443,256
4.000%, due 08/01/38[1]	983,707	1,019,340
4.000%, due 09/01/38[1]	1,941,554	1,999,192
4.000%, due 05/01/39[1]	147,850	152,608
4.000%, due 09/01/39[1]	327,623	338,232
4.000%, due 09/01/40[1]	3,218,363	3,322,364
4.000%, due 12/01/40[1]	4,229,475	4,377,659
4.000%, due 04/01/41[1]	1,011,048	1,046,412
4.000%, due 11/01/41[1]	665,155	689,781
4.000%, due 12/01/41[1]	949,706	984,864
4.000%, due 07/01/42[1]	4,022,501	4,170,287
4.000%, due 09/01/42[1]	5,714,280	5,925,784
4.000%, due 10/01/42[1]	4,357,367	4,518,652
4.000%, due 07/01/43[1]	455,977	468,814
4.000%, due 08/01/44[1]	238,731	247,636
4.000%, due 12/01/44[1]	50,178	51,552
4.000%, due 06/01/45[1]	35,668	36,644
4.000%, due 08/01/45[1]	2,717,441	2,791,798
4.000%, due 02/01/47[1]	300,217	308,198
4.000%, due 03/01/47[1]	147,254	150,877
4.000%, due 04/01/47[1]	467,825	484,237
4.000%, due 05/01/47[1]	724,114	742,013
4.000%, due 09/01/47[1]	358,220	367,001
4.000%, due 10/01/47[1]	886,536	910,061

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Federal national mortgage association certificates—(continued)
4.000%, due 12/01/47[1]	$205,834	$210,875
4.000%, due 01/01/48[1]	1,827,601	1,875,804
4.000%, due 12/01/48[1]	1,553,342	1,595,537
1 year CMT + 2.280%, 4.065%, due 05/01/35[2]	192,823	203,449
1 year CMT + 2.238%, 4.332%, due 01/01/36[2]	496,338	521,888
12 mo. USD LIBOR + 1.732%, 4.347%, due 05/01/38[2]	1,479,660	1,549,556
1 year CMT + 2.220%, 4.427%, due 10/01/37[2]	2,361,015	2,472,135
4.500%, due 09/01/19[1]	6,704	6,812
4.500%, due 08/01/20[1]	1,731	1,759
4.500%, due 01/01/21[1]	8,350	8,484
4.500%, due 05/01/21[1]	8,855	8,998
4.500%, due 03/01/23[1]	4,904	5,036
4.500%, due 06/01/29[1]	30,399	31,634
4.500%, due 06/01/35[1]	16,334	16,853
4.500%, due 12/01/38[1]	497,947	523,914
4.500%, due 01/01/39[1]	1,749	1,817
4.500%, due 03/01/39[1]	10,885	11,478
4.500%, due 06/01/39[1]	69,463	73,199
4.500%, due 07/01/39[1]	2,869	2,982
4.500%, due 08/01/39[1]	125,838	133,166
4.500%, due 10/01/39[1]	5,233	5,518
4.500%, due 12/01/39[1]	409,921	433,378
4.500%, due 01/01/40[1]	3,965	4,204
4.500%, due 02/01/40[1]	4,356	4,607
4.500%, due 03/01/40[1]	79,364	83,720
4.500%, due 08/01/40[1]	70,110	73,958
4.500%, due 11/01/40[1]	404,311	427,561
4.500%, due 07/01/41[1]	464,844	489,952
4.500%, due 08/01/41[1]	839,354	887,643
4.500%, due 09/01/41[1]	16,383	17,022
4.500%, due 01/01/42[1]	2,253,770	2,377,216
4.500%, due 08/01/42[1]	3,071	3,195
4.500%, due 09/01/43[1]	323,619	341,541
4.500%, due 11/01/43[1]	74,409	78,496
4.500%, due 07/01/44[1]	328,017	345,862
4.500%, due 12/01/44[1]	2,003	2,097
4.500%, due 07/01/48[1]	2,037,503	2,117,116
4.500%, due 09/01/48[1]	982,598	1,028,757
4.500%, due 11/01/48[1]	1,001,351	1,040,676
4.500%, due 01/01/49[1]	500,000	524,726
5.000%, due 03/01/23[1]	1,820	1,856
5.000%, due 05/01/23[1]	56,910	58,775
5.000%, due 03/01/25[1]	15,942	16,769
5.000%, due 03/01/33[1]	17,903	18,558
5.000%, due 05/01/37[1]	9,190	9,558
5.000%, due 09/01/37[1]	28,192	29,402
5.000%, due 06/01/38[1]	48,113	50,193
5.000%, due 06/01/48[1]	490,337	521,340
5.000%, due 07/01/48[1]	1,193,467	1,262,230
5.000%, due 10/01/48[1]	871,134	917,059
5.500%, due 11/01/32	64,534	68,480
5.500%, due 12/01/33	1,226	1,322
5.500%, due 04/01/34	25,712	27,552
	Face amount	Value
Federal national mortgage association certificates—(continued)
5.500%, due 01/01/35	$120,929	$128,323
5.500%, due 04/01/36	84,160	89,306
5.500%, due 05/01/37	190,449	207,507
5.500%, due 07/01/37	110,640	120,458
5.500%, due 06/01/38[1]	142,847	153,343
5.500%, due 11/01/39[1]	358,749	387,791
5.500%, due 07/01/40	469,000	501,966
5.500%, due 02/01/42	263,742	287,275
6.000%, due 07/01/19	120	130
6.000%, due 11/01/21	26,526	26,925
6.000%, due 01/01/23	56,320	56,778
6.000%, due 03/01/23	99,399	102,724
6.000%, due 09/01/25	683,141	736,524
6.000%, due 11/01/26	20,492	22,093
6.000%, due 12/01/32	12,211	13,365
6.000%, due 02/01/33	28,166	30,586
6.000%, due 09/01/34	118,455	129,381
6.000%, due 05/01/35	38,182	41,166
6.000%, due 06/01/35	14,857	16,167
6.000%, due 07/01/35	39,516	42,640
6.000%, due 09/01/35	1,463	1,600
6.000%, due 01/01/36	27,683	30,190
6.000%, due 06/01/36	229	247
6.000%, due 09/01/36	33,918	36,842
6.000%, due 10/01/36	16,418	17,934
6.000%, due 12/01/36	114,148	124,047
6.000%, due 03/01/37	14,473	15,860
6.000%, due 10/01/37	47,422	50,428
6.000%, due 11/01/38	369,156	404,368
6.000%, due 05/01/39	47,792	52,364
6.000%, due 11/01/40	503,387	553,113
6.500%, due 07/01/19	769	833
6.500%, due 10/01/36	337,907	366,215
6.500%, due 02/01/37	3,411	3,785
6.500%, due 07/01/37	31,933	34,608
6.500%, due 08/01/37	41,925	45,437
6.500%, due 09/01/37	50,112	55,796
6.500%, due 12/01/37	102,117	111,537
6.500%, due 08/01/38	1,147	1,243
6.500%, due 05/01/40	1,092,337	1,253,517
7.500%, due 11/01/26	13,408	13,465
8.000%, due 11/01/26	5,076	5,122
9.000%, due 02/01/26	8,841	8,944
FNMA ARM 12 mo. MTA + 1.200%, 3.357%, due 03/01/44[2]	170,838	170,348
1 year CMT + 2.101%, 3.853%, due 05/01/30[2]	28,945	29,799
1 year CMT + 2.325%, 4.148%, due 03/01/25[2]	25,612	25,993
1 year CMT + 2.082%, 4.287%, due 02/01/26[2]	25,159	25,247
1 year CMT + 2.095%, 4.462%, due 09/01/26[2]	1,001	1,004
1 year CMT + 2.250%, 4.750%, due 02/01/30[2]	3,454	3,476

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Federal national mortgage association certificates—(concluded)
1 year CMT + 2.508%, 5.109%, due 12/01/27[2]	$16,586	$17,131
FNMA TBA 2.500%	13,000,000	12,640,276
3.000%	48,850,000	48,283,574
3.500%[1]	23,500,000	23,737,041
4.000%[1]	7,000,000	7,170,643
Total federal national mortgage association certificates (cost—$217,935,706)		216,793,052
Collateralized mortgage obligations—27.3%
AREIT Trust, Series 2018-CRE2, Class A 1 mo. USD LIBOR + 0.980%, 3.490%, due 11/14/35[2,3,4]	2,300,000	2,281,953
ARM Trust, Series 2005-8, Class 3A21 4.118%, due 11/25/35[5]	603,734	542,593
BCAP LLC 2010-RR1 Trust, Series 2010-RR1, Class 1A4 3.743%, due 03/26/37[3,5]	136,704	118,878
BCAP LLC 2011-RR10 Trust, Series 2011-RR10, Class 3A5 4.704%, due 06/26/35[3,5]	69,579	69,085
BCAP LLC 2011-RR11 Trust, Series 2011-R11, Class 8A5 2.667%, due 07/26/36[3,5]	132,884	127,338
BCAP LLC 2013-RR1 Trust, Series 2013-RR1, Class 3A4 6.000%, due 10/26/37[3,5]	362,435	318,190
BCAP LLC 2013-RR5 Trust, Series 2013-RR5, Class 5A1 12 mo. MTA + 0.840%, 2.308%, due 11/26/46[2,3]	186,332	185,925
Bear Stearns ARM Trust, Series 2002-011, Class 1A2 4.441%, due 02/25/33[5]	4,136	3,817
Series 2004-002, Class 12A2 3.640%, due 05/25/34[5]	42,657	41,520
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1 5.750%, due 10/25/33[6]	555,951	576,444
Series 2004-AC3, Class A2 6.000%, due 06/25/34[6]	790,517	794,710
BX Commercial Mortgage Trust, Series 2018-IND, Class A 1 mo. USD LIBOR + 0.750%, 3.259%, due 11/15/35[2,3]	6,789,868	6,754,530
Series 2018-IND, Class D 1 mo. USD LIBOR + 1.300%, 3.809%, due 11/15/35[2,3]	7,988,080	7,939,914
Chevy Chase Mortgage Funding Corp., Series 2004-1, Class A1 1 mo. USD LIBOR + 0.280%, 2.790%, due 01/25/35[2,3]	66,400	65,389
	Face amount	Value
Collateralized mortgage obligations—(continued)
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1 4.359%, due 05/19/33[5]	$4,323	$4,586
Series 2017-15, Class 2A2 6.500%, due 09/25/37	34,446	25,342
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A 4.149%, due 01/10/24[3]	3,200,000	3,319,430
Civic Mortgage LLC, Series 2018-1, Class A1 3.892%, due 06/25/22[3,6]	424,398	423,645
CSMC Trust, Series 2013-MH1, Class A 4.790%, due 05/27/53[3,5]	1,031,539	1,037,946
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	11,784	12,400
Series 0159, Class H 4.500%, due 09/15/21	1,128	1,130
Series 1003, Class H 1 mo. USD LIBOR + 0.750%, 3.259%, due 10/15/20[2]	2,721	2,736
Series 1349, Class PS 7.500%, due 08/15/22	431	451
Series 1502, Class PX 7.000%, due 04/15/23	80,929	85,219
Series 1534, Class Z 5.000%, due 06/15/23	34,997	35,653
Series 1573, Class PZ 7.000%, due 09/15/23	9,868	10,462
Series 1658, Class GZ 7.000%, due 01/15/24	5,132	5,468
Series 1694, Class Z 6.500%, due 03/15/24	59,944	63,880
Series 1775, Class Z 8.500%, due 03/15/25	1,878	2,096
Series 2018-28, Class CA 3.000%, due 05/25/48	1,949,961	1,898,073
Series 2400, Class FQ 1 mo. USD LIBOR + 0.500%, 3.009%, due 01/15/32[2]	130,875	131,395
Series 2411, Class FJ 1 mo. USD LIBOR + 0.350%, 2.859%, due 12/15/29[2]	15,928	15,952
Series 2614, Class WO, PO 0.000%, due 05/15/33	910,637	812,716
Series 3096, Class FL 1 mo. USD LIBOR + 0.400%, 2.909%, due 01/15/36[2]	144,824	145,223
Series 3114, Class PF 1 mo. USD LIBOR + 0.400%, 2.909%, due 02/15/36[2]	711,474	710,494
Series 3153, Class UF 1 mo. USD LIBOR + 0.430%, 2.939%, due 05/15/36[2]	164,859	165,548
Series 3339, Class LI, IO 1 mo. USD LIBOR + 6.480%, 3.971%, due 07/15/37[2]	752,029	103,845

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 3442, Class MT 1 mo. USD LIBOR, 2.509%, due 07/15/34[2]	$78,041	$76,095
Series 3598, Class JI, IO 1.163%, due 10/15/37[5]	45,269	1,909
Series 3621, Class WI, IO 1.508%, due 05/15/37[5]	88,511	4,392
Series 3635, Class IB, IO 1.310%, due 10/15/37[5]	148,508	5,755
Series 3667, Class FW 1 mo. USD LIBOR + 0.550%, 3.059%, due 02/15/38[2]	70,241	70,588
Series 3671, Class FQ 1 mo. USD LIBOR + 0.850%, 3.359%, due 12/15/36[2]	1,129,357	1,161,417
Series 3684, Class JI, IO 1.703%, due 11/15/36[5]	409,958	26,944
Series 3864, Class NT 1 mo. USD LIBOR + 60.050%, 5.500%, due 03/15/39[2]	592,696	631,092
Series 4037, Class PI, IO 3.000%, due 04/15/27	2,700,997	184,243
Series 4131, Class AI, IO 2.500%, due 10/15/22	1,118,913	36,429
Series 4136, Class EZ 3.000%, due 11/15/42	1,168,724	1,077,933
Series 4141, Class IM, IO 3.500%, due 12/15/42	4,811,015	823,788
Series 4156, Class SA, IO 1 mo. USD LIBOR + 6.020%, 3.691%, due 01/15/33[2]	1,977,021	257,858
Series 4165, Class TI, IO 3.000%, due 12/15/42	1,878,094	168,739
Series 4182, Class YI, IO 2.500%, due 03/15/28	4,347,569	322,007
Series 4255, Class SN 1 mo. USD LIBOR + 12.267%, 5.547%, due 05/15/35[2]	342,985	374,650
Series 4263, Class SD 1 mo. USD LIBOR + 12.267%, 5.576%, due 11/15/43[2]	381,272	419,130
Series 4265, Class ES 1 mo. USD LIBOR + 13.760%, 5.696%, due 11/15/43[2]	828,981	931,669
Series 4324, Class IO, IO 1.763%, due 08/15/36[5]	242,167	15,426
Series 4338, Class SB, IO 1.564%, due 10/15/41[5]	229,780	9,306
Series 4367, Class GS, IO 1.452%, due 03/15/37[5]	145,154	8,556
Series 4394, Class WI, IO 1.640%, due 08/15/41[5]	130,464	6,721
Series 4438, Class WI, IO 1.699%, due 11/15/38[5]	413,875	22,086
Series 4457, Class DI, IO 4.000%, due 08/15/24	910,098	68,964
Series 4463, Class IO, IO 1.811%, due 02/15/38[5]	316,795	16,830
	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 4544, Class IP, IO 4.000%, due 01/15/46	$3,682,718	$769,618
Trust 2513, Class AS, IO 1 mo. USD LIBOR + 8.000%, 5.491%, due 02/15/32[2]	321,705	61,193
Trust 3609, Class LI, IO 4.500%, due 12/15/24	74,289	1,456
Trust 3838, Class LI, IO 4.500%, due 04/15/22	123,620	4,058
Trust 3962, Class KS, IO 1.776%, due 06/15/38[5]	282,273	17,871
Trust 4068, Class UF 1 mo. USD LIBOR + 0.500%, 3.009%, due 06/15/42[2]	1,399,166	1,407,098
Trust 4076, Class SW, IO 1 mo. USD LIBOR + 6.050%, 3.541%, due 07/15/42[2]	2,349,716	429,281
Trust 4100, Class HI, IO 3.000%, due 08/15/27	498,294	40,813
Trust 4182, Class QI, IO 3.000%, due 02/15/33	231,084	19,640
Trust 4479, Class NI, IO 4.500%, due 11/15/19	28,343	117
Trust 4832, Class FW 1 mo. USD LIBOR + 0.350%, 2.699%, due 04/15/38[2]	2,732,574	2,728,268
Trust 4836, Class PO, PO 0.000%, due 10/15/58	1,558,204	1,236,568
FHLMC STRIPs, Series 303, Class C19, IO 3.500%, due 01/15/43	1,195,923	222,762
Series 330, Class F4 1 mo. USD LIBOR + 0.350%, 2.699%, due 10/15/37[2]	605,743	607,010
Series 345, Class C13, IO 3.500%, due 08/15/45	2,179,386	423,341
FNMA REMIC, Series 386, Class 14, IO 6.500%, due 04/25/38	76,274	15,428
Series 413, Class 111, IO 4.000%, due 07/25/42[5]	1,308,111	261,895
Series 419, Class C3, IO 3.000%, due 11/25/43	237,025	41,151
Trust 1992-129, Class L 6.000%, due 07/25/22	1,157	1,201
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	2,400	2,546
Trust 1993-037, Class PX 7.000%, due 03/25/23	62,291	65,175
Trust 1997-022, Class F 2.654%, due 03/25/27[5]	42,222	42,160
Trust 2002-060, Class F1 1 mo. USD LIBOR + 0.400%, 2.910%, due 06/25/32[2]	57,952	56,680
Trust 2003-070, Class SH 1 mo. USD LIBOR + 14.000%, 8.980%, due 07/25/23[2]	68,428	76,891

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2007-067, Class FB 1 mo. USD LIBOR + 0.320%, 2.830%, due 07/25/37[2]	$315,174	$314,294
Trust 2009-033, Class FB 1 mo. USD LIBOR + 0.820%, 3.330%, due 03/25/37[2]	751,918	768,619
Trust 2010-141, Class FA 1 mo. USD LIBOR + 0.500%, 3.010%, due 12/25/40[2]	406,894	410,732
Trust 2010-76, Class SA, IO 1 mo. USD LIBOR + 6.500%, 3.990%, due 07/25/40[2]	1,390,631	213,586
Trust 2011-86, Class DI, IO 3.500%, due 09/25/21	98,034	3,380
Trust 2012-090, Class FB
1 mo. USD LIBOR + 0.440%, 2.950%, due 08/25/42[2]	185,074	184,258
Trust 2012-111, Class HS
1 mo. USD LIBOR + 3.667%, 1.575%, due 10/25/42[2]	219,441	178,372
Trust 2012-122, Class LI, IO 4.500%, due 07/25/41	1,012,878	140,426
Trust 2012-128, Class FK
1 mo. USD LIBOR + 0.350%, 2.860%, due 11/25/42[2]	370,578	369,515
Trust 2012-32, Class AI, IO 3.000%, due 04/25/22	169,174	5,846
Trust 2012-77, Class IO, IO 1.529%, due 07/25/52[5]	364,137	16,127
Trust 2013-028, Class YS, IO 1 mo. USD LIBOR + 6.150%, 3.640%, due 07/25/42[2]	1,431,471	171,168
Trust 2013-030, Class GI, IO 3.000%, due 01/25/43	2,261,845	323,442
Trust 2013-030, Class JI, IO 3.000%, due 04/25/43	873,063	100,314
Trust 2013-034, Class PS, IO 1 mo. USD LIBOR + 6.150%, 3.640%, due 08/25/42[2]	868,902	106,171
Trust 2013-044, Class ZG 3.500%, due 03/25/42	693,186	712,338
Trust 2013-045, Class IK, IO 3.000%, due 02/25/43	1,640,683	231,764
Trust 2013-116, Class IY, IO 3.000%, due 09/25/43	508,244	55,186
Trust 2013-74, Class YS 1 mo. USD LIBOR + 6.000%, 2.235%, due 07/25/43[2]	872,166	692,325
Trust 2014-42, Class SA, IO 1.426%, due 07/25/44[5]	391,332	18,587
Trust 2014-43, Class BS, IO 1.465%, due 07/25/44[5]	638,051	31,553
Trust 2014-45, Class SA, IO 1.651%, due 08/25/44[5]	398,207	19,215
Trust 2014-47, Class BI, IO 1.745%, due 08/25/54[5]	605,838	31,692
	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2014-92, Class SB, IO 1.605%, due 01/25/45[5]	$439,768	$17,337
Trust 2015-073, Class ES 1 mo. USD LIBOR + 9.333%, 3.454%, due 10/25/45[2]	488,006	466,171
Trust 2015-10, Class SA, IO 1.508%, due 03/25/45[5]	352,382	15,982
Trust 2015-19, Class AI, IO 1.623%, due 04/25/55[5]	602,356	32,678
Trust 2015-47, Class GI, IO 4.000%, due 06/25/44	262,938	43,774
Trust 2015-50, Class SB, IO 1.693%, due 07/25/45[5]	2,035,464	115,635
Trust 2015-58, Class AI, IO 1.745%, due 08/25/55[5]	377,401	20,161
Trust 2015-64, Class KS, IO 1.639%, due 09/25/45[5]	500,487	26,869
Trust 2016-14, Class IO, IO 3.000%, due 03/25/46	1,340,104	204,021
Trust 2016-17, Class CS, IO 1.476%, due 04/25/46[5]	296,408	12,715
Trust 2016-20, Class EI, IO 3.000%, due 04/25/46	490,440	69,475
Trust 2016-52, Class PI, IO 3.000%, due 04/25/46	1,600,527	217,547
Trust 2016-63, Class YI, IO 3.500%, due 04/25/46	1,050,701	128,781
Trust 2016-64, Class IA, IO 3.000%, due 05/25/46	1,038,522	148,591
Trust 2016-76, Class CS, IO 1.449%, due 10/25/46[5]	129,174	6,459
Trust 2016-M11, Class AL 2.944%, due 07/25/39	3,670,339	3,594,113
Trust 2018-64, Class ET 3.000%, due 09/25/48	1,914,166	1,873,300
Trust 2018-85, Class FE 1 mo. USD LIBOR + 0.300%, 2.810%, due 12/25/48[2]	3,884,496	3,884,190
Trust 4839, Class UO, PO 0.000%, due 08/15/56[4]	985,924	792,859
Trust G92-040, Class ZC 7.000%, due 07/25/22	4,952	5,135
Trust G94-006, Class PJ 8.000%, due 05/17/24	8,122	8,680
FREMF Multifamily Aggregation Risk Transfer Trust 1 mo. USD LIBOR + 0.320%, 2.839%, due 02/25/20[2]	4,800,000	4,797,439
GMAC Mortgage Loan Trust, Series 2004-AR1, Class 12A 4.484%, due 06/25/34[5]	12,133	12,338
GNMA REMIC, Trust 2000-035, Class F 1 mo. USD LIBOR + 0.550%, 3.060%, due 12/16/25[2]	70,496	70,990
Trust 2007-018, Class CO, PO 0.000%, due 03/20/35	29,852	25,451

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2010-H01, Class FA 1 mo. USD LIBOR + 0.820%, 3.326%, due 01/20/60[2]	$2,704,221	$2,724,930
Trust 2013-23, Class IP, IO 3.500%, due 08/20/42	1,440,611	220,610
Trust 2013-77, Class GI, IO 3.000%, due 02/20/43	3,334,515	431,970
Trust 2013-H19, Class DF 1 mo. USD LIBOR + 0.650%, 2.997%, due 05/20/63[2]	1,234,114	1,238,728
Trust 2013-H20, Class FB
1 mo. USD LIBOR + 1.000%, 3.347%, due 08/20/63[2]	2,248,474	2,274,698
Trust 2013-H23, Class TA
1 mo. USD LIBOR + 0.720%, 3.067%, due 09/20/63[2]	900,799	906,972
Trust 2014-158, Class IA, IO 3.500%, due 10/20/29	1,092,217	115,601
Trust 2015-126, Class GS
1 mo. USD LIBOR + 9.333%, 3.454%, due 09/20/45[2]	323,052	298,506
Trust 2015-127, Class AS, IO 0.750%, due 06/20/43[5]	597,111	16,298
Trust 2015-165, Class IB, IO 3.500%, due 11/20/42	581,337	75,535
Trust 2015-166, Class SA, IO 0.976%, due 06/20/42[5]	700,571	23,107
Trust 2015-180, Class SA, IO 0.926%, due 06/20/42[5]	766,660	24,297
Trust 2015-42, Class AI, IO 3.000%, due 05/20/39	545,634	43,869
Trust 2015-H27, Class FA
1 mo. USD LIBOR + 0.750%, 3.097%, due 09/20/65[2]	2,557,670	2,581,462
Trust 2015-H29, Class FA
1 mo. USD LIBOR + 0.700%, 3.047%, due 10/20/65[2]	330,265	330,766
Trust 2015-H29, Class FJ
1 mo. USD LIBOR + 0.680%, 3.027%, due 11/20/65[2]	2,177,912	2,192,485
Trust 2015-H30, Class FA
1 mo. USD LIBOR + 0.680%, 3.027%, due 08/20/61[2]	232,108	232,417
Trust 2015-H30, Class FB
1 mo. USD LIBOR + 0.680%, 3.027%, due 03/20/62[2]	52,182	52,207
Trust 2016-118, Class IE, IO 3.500%, due 09/20/46	83,507	14,606
Trust 2016-138, Class WI, IO 0.736%, due 08/20/45[5]	515,230	13,567
Trust 2016-180, Class WI, IO 0.604%, due 09/20/45[5]	1,068,770	30,362
Trust 2016-84, Class KS, IO 1 mo. USD LIBOR + 6.080%, 3.577%, due 11/20/45[2]	2,683,283	479,099
	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2016-H14, Class FA 1 mo. USD LIBOR + 0.800%, 3.147%, due 06/20/66[2]	$627,369	$634,859
Trust 2017-15, Class WI, IO 0.626%, due 11/20/45[5]	529,669	15,074
Trust 2017-57, Class WI, IO 0.275%, due 12/20/45[5]	298,426	6,671
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A3 3.119%, due 05/10/50	5,000,000	4,962,440
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1 1 mo. USD LIBOR + 0.330%, 2.840%, due 12/25/34[2]	5,314	4,966
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 1 mo. USD LIBOR + 0.640%, 3.150%, due 02/25/35[2]	484,157	469,974
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 1 mo. USD LIBOR + 0.500%, 3.006%, due 06/27/37[2,3]	1,142,550	1,010,033
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2 4.212%, due 12/25/34[5]	204,889	205,142
Series 2004-A, Class A1 1 mo. USD LIBOR + 0.460%, 2.970%, due 04/25/29[2]	46,833	45,996
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1 1 mo. USD LIBOR + 0.320%, 2.830%, due 01/25/35[2]	41,225	40,212
Series 2005-6AR, Class 1A1 1 mo. USD LIBOR + 0.280%, 2.790%, due 11/25/35[2]	23,795	23,825
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B 1 mo. USD LIBOR + 0.230%, 3.191%, due 02/26/37[2,3]	226,011	196,088
Series 2013-R10, Class 3A 1 mo. USD LIBOR + 0.310%, 2.816%, due 01/26/51[2,3]	257,751	256,183
Mortgage Equity Conversion Asset Trust, Series 2007-FF3, Class A 1 year CMT + 0.500%, 3.090%, due 05/25/42[2,3]	3,575,955	3,325,638
NCUA Guaranteed Notes Trust, Series 2010-R1, Class 1A 1 mo. USD LIBOR + 0.450%, 2.971%, due 10/07/20[2]	1,165,932	1,167,323
Series 2010-R2, Class 2A 1 mo. USD LIBOR + 0.470%, 2.991%, due 11/05/20[2]	581,868	582,398
Series 2011-R2, Class 1A 1 mo. USD LIBOR + 0.400%, 2.921%, due 02/06/20[2]	233,432	233,426

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(concluded)
Pepper Residential Securities Trust, Series 22-A, Class A1U 1 mo. USD LIBOR + 1.000%, 3.638%, due 06/20/60[3]	$5,700,000	$5,680,649
Sequoia Mortgage Trust, Series 11, Class A 1 mo. USD LIBOR + 0.900%, 3.403%, due 12/20/32[2]	344,084	332,695
Series 5, Class A 1 mo. USD LIBOR + 0.700%, 3.203%, due 10/19/26[2]	73,336	73,548
Structured ARM Loan, Series 2007-4, Class 1A2 1 mo. USD LIBOR + 0.220%, 2.730%, due 05/25/37[2]	187,983	186,632
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 1 mo. USD LIBOR + 0.210%, 2.720%, due 04/25/36[2]	726,548	671,395
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3 4.038%, due 04/25/45[5]	74,727	75,202
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A 4.376%, due 09/25/33[5]	163,280	165,628
Total collateralized mortgage obligations (cost—$100,726,721)		100,466,414
Asset-backed securities—17.9%
Allegro CLO I Ltd., Series 2013-1A, Class A1R 3 mo. USD LIBOR + 1.220%, 3.740%, due 01/30/26[2,3]	654,412	654,412
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R9, Class M2 1 mo. USD LIBOR + 0.975%, 3.485%, due 10/25/34[2]	374,345	375,681
Series 2005-R1, Class M4 1 mo. USD LIBOR + 1.110%, 3.620%, due 03/25/35[2]	200,000	198,088
Series 2005-R11, Class M1 1 mo. USD LIBOR + 0.450%, 2.960%, due 01/25/36[2]	361,625	360,992
Amortizing Residential Collateral Trust, Series 2004-1, Class A5 1 mo. USD LIBOR + 1.000%, 3.510%, due 10/25/34[2]	193,093	192,363
Apex Credit CLO Ltd., Series 2016-1A, Class ASR 3 mo. USD LIBOR + 1.050%, 3.611%, due 10/27/28[2,3]	900,000	898,583
Bayview Opportunity Master Fund IIIa Trust, Series 2018-RN8, Class A1 4.066%, due 09/28/33[3,6]	119,343	119,948
	Face amount	Value
Asset-backed securities—(continued)
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1 1 mo. USD LIBOR + 1.200%, 3.710%, due 08/25/34[2]	$6,342,836	$6,162,651
Cent CLO 19 Ltd., Series 2013-19A, Class A1A 3 mo. USD LIBOR + 1.330%, 4.082%, due 10/29/25[2,3]	373,413	373,356
Chase Funding Trust, Series 2002-3, Class 2A1 1 mo. USD LIBOR + 0.640%, 3.150%, due 08/25/32[2]	160,300	156,941
Series 2002-4, Class 2A1 1 mo. USD LIBOR + 0.740%, 3.250%, due 10/25/32[2]	10,904	10,825
CIFC Funding 2015-V Ltd., Series 2015-5A, Class A1R 3 mo. USD LIBOR + 0.860%, 3.631%, due 10/25/27[2,3]	900,000	890,237
CIT Mortgage Loan Trust, Series 2007-1, Class 1A 1 mo. USD LIBOR + 1.350%, 3.856%, due 10/25/37[2,3]	1,211,862	1,220,212
Colombia Cent CLO Ltd., Series 2018-27A, Class A1 3 mo. USD LIBOR + 1.150%, 3.640%, due 10/25/28[2,3]	1,700,000	1,699,857
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4 1 mo. USD LIBOR + 0.500%, 3.010%, due 07/25/34[2]	80,086	75,461
Series 2004-4, Class M1 1 mo. USD LIBOR + 0.720%, 3.230%, due 07/25/34[2]	142,688	142,759
Series 2004-6, Class M1 1 mo. USD LIBOR + 0.900%, 3.410%, due 10/25/34[2]	182,700	180,381
CSMC, Series 2017-1 4.500%, due 03/25/21	217,854	218,108
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR 3 mo. USD LIBOR + 0.900%, 3.687%, due 10/15/27[2,3]	3,200,000	3,183,395
EMC Mortgage Loan Trust, Series 2003-A, Class A2 1 mo. USD LIBOR + 1.500%, 4.010%, due 08/25/40[2,3]	89,504	87,747
Equifirst Loan Securitization Trust, Series 2007-1, Class A1 1 mo. USD LIBOR + 0.170%, 2.680%, due 04/25/37[2,3]	2,316,641	2,163,455
FBR Securitization Trust, Series 2005-5, Class AV24 1 mo. USD LIBOR + 0.740%, 3.250%, due 11/25/35[2]	1,511	1,511

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Asset-backed securities—(continued)
Figueroa CLO Ltd., Series 2014-1A, Class AR 3 mo. USD LIBOR + 0.900%, 3.687%, due 01/15/27[2,3]	$500,000	$497,872
First Franklin Mortgage Loan Trust, Series 2005-FFH1, Class M1 1 mo. USD LIBOR + 0.450%, 2.960%, due 06/25/36[2]	91,234	91,287
Flagship VII Ltd., Series 2013-7A, Class A1R 3 mo. USD LIBOR + 1.120%, 3.881%, due 01/20/26[2,3]	143,411	143,399
Flatiron CLO Ltd., Series 2013-1A, Class A1R 3 mo. USD LIBOR + 1.160%, 3.933%, due 01/17/26[2,3]	1,683,507	1,683,697
FNMA DUS Securities 3.575%, due 02/01/26[4,7]	500,000	517,500
FNMA DUS Villas Homestead 3.740%, due 01/01/31[4,7]	800,000	823,781
Fremont Home Loan Trust, Series 2004-A, Class M1 1 mo. USD LIBOR + 0.825%, 3.335%, due 01/25/34[2]	514,869	506,313
Gallatin CLO VIII Ltd., Series 2017-1A, Class A 3 mo. USD LIBOR + 1.050%, 3.837%, due 07/15/27[2,3]	2,075,000	2,072,605
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28	4,404	4,462
Halcyon Loan Advisors Funding Ltd., Series 2015-1A, Class AR 3 mo. USD LIBOR + 0.920%, 3.696%, due 04/20/27[2,3]	5,200,000	5,174,333
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 3.364%, due 10/25/35[6]	89,549	89,674
Series 2006-FRE1, Class A1 1 mo. USD LIBOR + 0.230%, 2.740%, due 05/25/35[2]	182	182
Series 2006-FRE2, Class A1 1 mo. USD LIBOR + 0.180%, 2.690%, due 02/25/36[2]	3,830	3,829
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class A1 1 mo. USD LIBOR + 0.160%, 2.670%, due 05/25/36[2]	35,326	35,304
Series 2006-ACC1, Class M1 1 mo. USD LIBOR + 0.270%, 2.780%, due 05/25/36[2]	300,000	294,386
Series 2006-CH1, Class A5 1 mo. USD LIBOR + 0.230%, 2.740%, due 07/25/36[2]	39,146	39,086
	Face amount	Value
Asset-backed securities—(continued)
Series 2007-CH2, Class AV1 1 mo. USD LIBOR + 0.160%, 2.670%, due 01/25/37[2]	$54,541	$54,502
KVK CLO Ltd., Series 2013-1A, Class AR 3 mo. USD LIBOR + 0.900%, 3.697%, due 01/14/28[2,3]	2,900,000	2,878,108
LCM XX LP, Series 20A, Class AR 3 mo. USD LIBOR + 1.040%, 3.801%, due 10/20/27[2,3]	250,000	249,149
Madison Park Funding XII Ltd., Series 2014-12A, Class AR 3 mo. USD LIBOR + 1.260%, 4.021%, due 07/20/26[2,3]	3,141,134	3,143,059
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class M3 1 mo. USD LIBOR + 0.310%, 2.820%, due 08/25/36[2]	300,000	299,547
Morgan Stanley ABS Capital I, Inc., Series 2005-WMC6, Class M3 1 mo. USD LIBOR + 0.765%, 3.275%, due 07/25/35[2]	220,518	220,976
Morgan Stanley Home Equity Loan Trust, Series 2005-1, Class M4 1 mo. USD LIBOR + 1.050%, 3.560%, due 12/25/34[2]	400,000	398,845
NYMT Residential, Series 2016-RP1, Class A 4.000%, due 03/25/21[3,6]	54,686	54,601
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class A1R 3 mo. USD LIBOR + 0.850%, 3.637%, due 07/15/27[2,3]	400,000	396,614
Option One Mortgage Loan Trust, Series 2007-4, Class 2A2 1 mo. USD LIBOR + 0.180%, 2.690%, due 04/25/37[2]	66,801	43,517
OZLM XIII Ltd., Series 2015-13A, Class A1R 3 mo. USD LIBOR + 1.080%, 3.831%, due 07/30/27[2,3]	500,000	498,958
Palmer Square Loan Funding Ltd., Series 2018-4A, Class A1 3 mo. USD LIBOR + 0.900%, 3.150%, due 11/15/26[2,3]	500,000	497,698
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WHQ3, Class M4 1 mo. USD LIBOR + 0.945%, 3.455%, due 06/25/35[2]	200,000	198,897
RAAC, Series 2005-SP3 Trust, Series 2005-SP3, Class M1 1 mo. USD LIBOR + 0.530%, 3.040%, due 12/25/35[2]	715,324	714,583

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Asset-backed securities—(continued)
RASC, Series 2005-KS11 Trust, Series 2005-KS11, Class M2 1 mo. USD LIBOR + 0.420%, 2.930%, due 12/25/35[2]	$400,000	$398,602
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 1 mo. USD LIBOR + 0.880%, 3.390%, due 08/25/33[2]	169,773	165,962
Saxon Asset Securities Trust, Series 2005-3, Class M3 1 mo. USD LIBOR + 0.750%, 3.260%, due 11/25/35[2]	2,100,000	1,970,021
SLM Student Loan Trust, Series 2010-A, Class 2A 1 mo. USD LIBOR + 3.250%, 5.759%, due 05/16/44[2,3]	221,904	224,698
Sound Point CLO IX Ltd., Series 2015-2A, Class AR 3 mo. USD LIBOR + 0.880%, 3.641%, due 07/20/27[2,3]	400,000	397,286
Sound Point CLO VIII Ltd., Series 2015-1A, Class AR 3 mo. USD LIBOR + 0.860%, 3.647%, due 04/15/27[2,3]	1,900,000	1,891,680
Soundview Home Loan Trust, Series 2007-OPT1, Class 1A1 1 mo. USD LIBOR + 0.200%, 2.710%, due 06/25/37[2]	390,776	286,936
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 1 mo. USD LIBOR + 0.680%, 3.190%, due 01/25/34[2]	63,563	61,335
Staniford Street CLO Ltd., Series 2014-1A, Class AR 3 mo. USD LIBOR + 1.180%, 3.968%, due 06/15/25[2,3]	249,733	249,727
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-EQ1A, Class A1 1 mo. USD LIBOR + 0.135%, 2.645%, due 07/25/36[2,3]	254,587	246,821
Structured Asset Securities Corp. Trust, Series 2005-AR1, Class M2 1 mo. USD LIBOR + 0.460%, 2.970%, due 09/25/35[2]	1,700,000	1,601,300
Symphony CLO XIV Ltd., Series 2014-14A, Class A1R 3 mo. USD LIBOR + 1.280%, 4.077%, due 07/14/26[2,3]	936,841	937,170
Symphony CLO XVII Ltd., Series 2016-17A, Class AR 3 mo. USD LIBOR + 0.880%, 3.667%, due 04/15/28[2,3]	500,000	496,294
	Face amount	Value
Asset-backed securities—(concluded)
Telos CLO Ltd., Series 2014-5A, Class A1R 3 mo. USD LIBOR + 0.950%, 3.723%, due 04/17/28[2,3]	$3,750,000	$3,720,158
Tralee CLO III Ltd., Series 2013-1A, Class AR 3 mo. USD LIBOR + 1.030%, 3.791%, due 10/20/27[2,3]	6,800,000	6,774,949
Tralee CLO V Ltd., Series 2018-5A, Class A1 3 mo. USD LIBOR + 1.110%, 3.869%, due 10/20/28[2,3]	1,100,000	1,087,822
Venture CLO Ltd., Series 2018-35A, Class AS 3 mo. USD LIBOR + 1.150%, 3.650%, due 10/22/31[2,3]	1,000,000	1,007,886
Venture XX CLO Ltd., Series 2015-21A, Class AR 3 mo. USD LIBOR + 0.880%, 3.667%, due 07/15/27[2,3]	1,100,000	1,092,961
Wellfleet CLO Ltd., Series 2015-1A, Class A1R 3 mo. USD LIBOR + 1.140%, 3.901%, due 10/20/27[2,3]	1,100,000	1,098,483
Zais CLO Ltd., Series 2014-1A, Class A1AR 3 mo. USD LIBOR + 1.150%, 3.937%, due 04/15/28[2,3]	1,100,000	1,096,402
Total asset-backed securities (cost—$64,737,938)		65,800,220
Commercial mortgage-backed securities—1.3%
FHLMC Multifamily Structured Pass-Through Certificates, Series KF05, Class A 1 mo. USD LIBOR + 0.350%, 2.853%, due 09/25/21[2]	172,863	172,487
Series KF06, Class A 1 mo. USD LIBOR + 0.330%, 2.833%, due 11/25/21[2]	224,511	223,814
Series KP03, Class A2 1.780%, due 07/25/19	610,879	607,240
Series KP05, Class AH 3.254%, due 04/25/23[5]	3,640,387	3,661,139
Total commercial mortgage-backed securities (cost—$4,643,929)		4,664,680
Stripped mortgage-backed securities—0.4%
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class AX, IO 1.344%, due 11/25/19[5]	21,452,723	190,494
Series K006, Class AX1, IO 0.936%, due 01/25/20[5]	12,180,003	77,812
Series K014, Class X1, IO 1.149%, due 04/25/21[5]	7,016,217	155,233

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Stripped mortgage-backed securities—(concluded)
Series K027, Class X1, IO 0.778%, due 01/25/23[5]	$6,503,536	$165,275
Series K712, Class X1, IO 1.329%, due 11/25/19[5]	3,563,751	24,452
Series KAIV, Class X1, IO 1.269%, due 06/25/21[5]	4,351,176	96,667
FHLMC REMIC, Series 0013, Class B, IO 7.000%, due 06/25/23	24,606	2,826
Series 2136, Class GD, IO 7.000%, due 03/15/29	2,723	498
Series 2178, Class PI, IO 7.500%, due 08/15/29	15,080	3,230
FNMA Aces, Trust 2013-M5, Class X2, IO 2.176%, due 01/25/22[5]	1,436,064	42,027
FNMA REMIC, Series 2014-84, Class AI, IO 1 mo. USD LIBOR + 6.150%, 0.200%, due 02/25/43[2]	591,320	5,794
GNMA REMIC, Trust 2011-92, Class IX, IO 0.727%, due 11/16/44[5]	18,195	17,611
KGS Alpha SBA, Series 2012, IO 1.127%, due 04/25/38[3,4,5,7]	22,943,976	602,279
Total stripped mortgage-backed securities (cost—$1,675,262)		1,384,198
	Number of shares
Short-term investment—0.6%
Investment company—0.6%
State Street Institutional U.S. Government Money Market Fund (cost—$2,127,781)	2,127,781	2,127,781

	Number of contracts	Notional amount
Option purchased—0.0%†
Put option—0.0%†
FNMA TBA, 3.500%, strike @ $70.00, expires 03/06/19 (Counterparty: CITI) (cost—$664)	170,000	USD	11,900,000	0
	Number of contracts	Notional amount		Value
Swaptions purchased—0.0%†
Put swaptions—0.0%†
3 Month USD LIBOR Interest Rate Swap, strike @ 3.650%, expires 02/04/19 (Counterparty MSCI; receive fixed rate); underlying swap terminates 02/06/29	8,000,000	USD	8,000,000	$1
3 Month USD LIBOR Interest Rate Swap, strike @ 3.650%, expires 02/13/19 (Counterparty CITI; receive fixed rate); underlying swap terminates 02/15/29	2,000,000	USD	2,000,000	0
3 Month USD LIBOR Interest Rate Swap, strike @ 3.200%, expires 04/30/19 (Counterparty MSCI; receive fixed rate); underlying swap terminates 05/02/20	78,000,000	USD	78,000,000	16
Total swaptions purchased (cost—$138,795)				17
Total investments before investments sold short (cost—$678,117,271)—184.4%				677,864,195
		Face amount
Investments sold short—(26.9)%
FHLMC TBA 5.500%			$(2,000,000)	(2,119,922)
FNMA TBA 3.500%			(11,000,000)	(11,048,770)
4.000%			(62,150,000)	(63,546,201)
4.500%			(12,000,000)	(12,453,047)
5.000%			(3,000,000)	(3,150,683)
5.500%			(500,000)	(530,840)
GNMA TBA 3.000%			(5,000,000)	(4,963,281)
3.500%			(500,000)	(506,103)
GNMA II TBA 5.000%			(500,000)	(521,875)
Total investments sold short (proceeds—$98,369,320)				(98,840,722)
Liabilities in excess of other assets—(57.5)%				(211,327,290)
Net assets—100.0%				$367,696,183

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

	Face amount	Value
Reverse repurchase agreements
Reverse repurchase agreement dated 01/31/18 with BNP Paribas SA, 2.650%, to be repurchased 02/05/19 for $(3,916,441), collateralized by Government National Mortgage Association obligation, 3.500% due 07/20/47; (value—$(3,917,017))	$(3,915,000)	$(3,915,000)
Reverse repurchase agreement dated 01/31/18 with CS First Boston Ltd., 2.640%, to be repurchased 02/13/19 for $(28,849,477), collateralized by Federal National Mortgage Association obligations, 3.000% - 4.000% due 09/01/40 - 07/01/48; (value—$(28,885,408))	(28,822,000)	(28,822,000)
Reverse repurchase agreement dated 01/31/18 with CS First Boston Ltd., 2.650%, to be repurchased 02/04/19 for $(2,821,831), collateralized by Government National Mortgage Association obligation, 3.500% due 03/20/48; (value—$(2,822,453))	(2,821,000)	(2,821,000)
Total reverse repurchase agreements (proceeds—$35,558,000)		$(35,558,000)

Options written

Notional amount	Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
$1,979,400	2,000,000	FNMA TBA, 3.500%, strike @ 98.97	GSI	02/06/19	$3,125	$(31,488)	$(28,363)
988,800	1,000,000	FNMA TBA, 3.500%, strike @ 98.88	JPMCB	02/06/19	1,563	(16,682)	(15,119)
1,012,700	1,000,000	FNMA TBA, 4.000%, strike @ 101.27	JPMCB	02/06/19	2,188	(11,318)	(9,130)
1,487,550	1,500,000	FNMA TBA, 3.500%, strike @ 99.17	JPMCB	02/06/19	2,168	(20,570)	(18,402)
507,850	500,000	FNMA TBA, 4.000%, strike @ 101.57	JPMCB	02/06/19	1,172	(4,195)	(3,023)
991,600	1,000,000	FNMA TBA, 3.500%, strike @ 99.16	JPMCB	02/06/19	2,695	(13,791)	(11,096)
1,009,800	1,000,000	FNMA TBA, 4.000%, strike @ 100.98	JPMCB	02/06/19	4,024	(14,286)	(10,262)
1,014,700	1,000,000	FNMA TBA, 4.000%, strike @ 101.47	JPMCB	02/06/19	1,797	(9,326)	(7,529)
999,400	1,000,000	FNMA TBA, 3.500%, strike @ 99.94	JPMCB	03/06/19	1,953	(6,840)	(4,887)
1,496,700	1,500,000	FNMA TBA, 3.500%, strike @ 99.78	JPMCB	03/06/19	5,156	(12,037)	(6,881)
993,300	1,000,000	FNMA TBA, 3.500%, strike @ 99.33	JPMCB	02/06/19	2,930	(12,153)	(9,223)
998,600	1,000,000	FNMA TBA, 3.500%, strike @ 99.86	JPMCB	03/06/19	3,125	(7,423)	(4,298)
1,514,250	1,500,000	FNMA TBA, 3.500%, strike @ 100.95	JPMCB	03/06/19	2,695	(2,440)	255
1,003,000	1,000,000	FNMA TBA, 3.500%, strike @ 100.30	JPMCB	03/06/19	2,656	(4,468)	(1,812)
1,003,800	1,000,000	FNMA TBA, 3.500%, strike @ 100.38	JPMCB	03/06/19	1,953	(4,026)	(2,073)
1,002,200	1,000,000	FNMA TBA, 3.500%, strike @ 100.22	JPMCB	04/03/19	2,031	(6,038)	(4,007)
Total					$41,231	$(177,081)	$(135,850)
		Put options
$968,800	1,000,000	FNMA TBA, 3.500%, strike @ 96.88	JPMCB	02/06/19	$2,031	$—	$2,031
1,503,900	1,500,000	FNMA TBA, 4.000%, strike @ 100.26	JPMCB	02/06/19	3,984	—	3,984
1,480,800	1,500,000	FNMA TBA, 3.500%, strike @ 98.72	GSI	02/06/19	7,090	—	7,090
1,481,700	1,500,000	FNMA TBA, 3.500%, strike @ 98.78	JPMCB	03/06/19	5,801	(300)	5,501
1,939,400	2,000,000	FNMA TBA, 3.500%, strike @ 96.97	GSI	02/06/19	4,219	—	4,219
980,300	1,000,000	FNMA TBA, 3.500%, strike @ 98.03	JPMCB	02/06/19	3,281	—	3,281
988,600	1,000,000	FNMA TBA, 3.500%, strike @ 98.86	JPMCB	03/06/19	3,750	(235)	3,515
1,484,250	1,500,000	FNMA TBA, 3.500%, strike @ 98.95	JPMCB	03/06/19	3,047	(425)	2,622
999,400	1,000,000	FNMA TBA, 3.500%, strike @ 99.94	JPMCB	02/06/19	3,945	(121)	3,824
993,000	1,000,000	FNMA TBA, 3.500%, strike @ 99.30	JPMCB	03/06/19	2,813	(549)	2,264
993,800	1,000,000	FNMA TBA, 3.500%, strike @ 99.38	JPMCB	03/06/19	2,187	(631)	1,556

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Options written—(concluded)

Notional amount	Number of contracts	Put options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
$4,947,000	5,000,000	FNMA TBA, 3.500%, strike @ 98.94	CITI	04/03/19	$15,039	$(5,435)	$9,604
992,200	1,000,000	FNMA TBA, 3.500%, strike @ 99.22	JPMCB	04/03/19	2,422	(1,486)	936
Total					$59,609	$(9,182)	$50,427
Total options written					$100,840	$(186,263)	$(85,423)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized depreciation
US Treasury futures sell contracts:
206	USD	US Treasury Note 10 Year Futures	March 2019	$(24,537,873)	$(25,228,563)	$(690,690)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[8]	Payments received by the Portfolio[8]	Value	Unrealized appreciation (depreciation)
USD	12,500	12/19/25	Semi-Annual	3 Month USD LIBOR	2.750%	$131,534	$292,230
USD	11,100	06/30/25	Quarterly	2.400%	3 Month USD LIBOR	113,531	113,531
USD	3,400	12/20/47	Quarterly	2.750	3 Month USD LIBOR	58,309	187,301
USD	13,400	06/20/48	Quarterly	2.500	3 Month USD LIBOR	931,102	(327,947)
USD	5,100	12/19/23	Quarterly	2.750	3 Month USD LIBOR	(49,604)	(117,669)
USD	17,300	10/16/28	Semi-Annual	3 Month USD LIBOR	3.183	934,869	934,869
USD	600	11/21/28	Semi-Annual	3 Month USD LIBOR	3.113	24,516	24,516
Total						$2,144,257	$1,106,831

Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[8]	Payments received by the Portfolio[8]	Upfront payments received (made)	Value	Unrealized depreciation
DB	USD	1,228	01/12/38	Monthly	1 Month USD LIBOR	6.500%	$3,924	$(4,296)	$(372)
DB	USD	480	01/12/39	Monthly	1 Month USD LIBOR	5.500	128	(1,511)	(1,383)
JPMCB	USD	537	01/12/39	Monthly	1 Month USD LIBOR	6.000	(2,522)	(3,715)	(6,237)
Total							$1,530	$(9,522)	$(7,992)

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$14,915,414	$—	$14,915,414
Government national mortgage association certificates	—	149,478,405	—	149,478,405
Federal home loan mortgage corporation certificates	—	122,188,922	—	122,188,922
Federal housing administration certificates	—	45,092	—	45,092
Federal national mortgage association certificates	—	216,793,052	—	216,793,052
Collateralized mortgage obligations	—	100,466,414	—	100,466,414
Asset-backed securities	—	64,458,939	1,341,281	65,800,220
Commercial mortgage-backed securities	—	4,664,680	—	4,664,680
Stripped mortgage-backed securities	—	781,919	602,279	1,384,198
Short-term investment	—	2,127,781	—	2,127,781
Option purchased	—	0	—	0
Swaptions purchased	—	17	—	17
Swap agreements	—	2,193,861	—	2,193,861
Total	$—	$678,114,496	$1,943,560	$680,058,056
Liabilities
Investments sold short	$—	$(98,840,722)	$—	$(98,840,722)
Reverse repurchase agreements	—	(35,558,000)	—	(35,558,000)
Options written	—	(186,263)	—	(186,263)
Futures contracts	(690,690)	—	—	(690,690)
Swap agreements	—	(59,126)	—	(59,126)
Total	$(690,690)	$(134,644,111)	$—	$(135,334,801)

At January 31, 2019, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs for the period ended January 31, 2019:

	Asset-backed securities	Stripped mortgage- backed securities	Total
Beginning balance	$—	$4,124,223	$4,124,223
Purchases	1,304,063	—	1,304,063

Sales/paydown	—	(3,539,051)	(3,539,051)
Accrued discounts/(premiums)	—	(17,024)	(17,024)
Total realized gain/(loss)	—	(78,912)	(78,912)
Net change in unrealized appreciation/depreciation	37,218	113,043	150,261
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Ending balance	$1,341,281	$602,279	$1,943,560

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2019 was $52,585.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Portfolio footnotes

†  Amount represents less than 0.05%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $82,616,725, represented 22.5% of the Portfolio's net assets at period end.

4  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

5  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

6  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

7  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

8  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Performance

For the six months ended January 31, 2019, the Portfolio's Class P shares returned 2.41% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Aggregate Bond Index (the "benchmark") returned 2.71%. Over the same period, the Lipper Core Bond Funds category posted a median return of 2.25%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 33. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period. The largest contributor to results was our duration positioning. In particular, the Portfolio benefited from having a long duration in December 2018 as 10-year US Treasury yields fell approximately 30 basis points during the month. The Portfolio ended the reporting period with a shorter duration than that of the benchmark. An allocation to high-yield corporate bonds contributed to performance as their spreads moved notably tighter in January 2019. Elsewhere, security selection within the agency residential mortgage-backed security and investment-grade credit sectors benefited performance over the period. Offsetting some of the outperformance was the Portfolio's overweight position in investment-grade credit, although this position was additive for returns in January 2019. Concerns over trade, fissures in the UK parliament over the Brexit agreement, the continued decline in oil prices and expectations of a slowdown in growth weighed on the market in November 2018. This risk-off sentiment carried over into December as the Federal Reserve Board was not as dovish as the market expected. The other notable detractor from performance was the Portfolio's allocation to Treasury Inflation-Protected Securities (TIPS), as risk-off sentiment and lower energy prices caused TIPS to underperform Treasuries in the fourth quarter of 2018.

Derivatives were primarily used to adjust the Portfolio's duration and curve exposure, as well as to hedge risk. Interest rate swaps are the most common type of swaps and were useful in adding duration or subtracting it at particular points on the yield curve. Credit default swaps were used to provide protection against a particular issuer or basket of issuers defaulting, or as a way to express a negative or positive view on an issuer's or group of issuers' credit strength. Swaptions were used to hedge convexity, as well to take a view on volatility and interest rates. Options on futures were most often used to take a view on volatility and/or interest rates. Foreign exchange options

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA

BlackRock: Akiva Dickstein and Harrison Segall

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The subadvisor utilizes a strategy that involves buying specific bonds based on its credit analysis and review.

PACE Intermediate Fixed Income Investments

Subadvisor's comments – concluded

were used to give us the right, but not the obligation, to buy or sell a currency at a specified price for a specified period of time. Foreign exchange forwards were typically used to hedge non-US dollar currency risk back to the US dollar, as well as to implement active currency positions. Derivatives are used in conjunction with other existing positions to create our desired positioning so performance attribution cannot be isolated. Derivative positions benefited the portfolio by allowing it to more precisely manage duration and yield curve risk and to hedge currency risk from non-dollar bonds.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.28%	1.56%	1.43%	2.78%
Class Y2	2.41	1.80	1.68	3.04
Class P3	2.41	1.79	1.66	3.04
After deducting maximum sales charge
Class A1	(1.52)	(2.23)	0.65	2.39
Bloomberg Barclays US Aggregate Bond Index[4]	2.71	2.25	2.44	3.68
Lipper Core Bond Funds median	2.25	1.63	2.22	4.37

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.09%	(1.09)%	1.33%	2.75%
Class Y2	1.14	(0.85)	1.57	3.01
Class P3	1.13	(0.86)	1.57	3.01
After deducting maximum sales charge
Class A1	(2.67)	(4.80)	0.57	2.36

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, supplemented from time to time, were as follows: Class A—1.00% and 0.91%; Class Y—0.95% and 0.66%; and Class P—0.81% and 0.66%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.91%; Class Y—0.66%; and Class P—0.66%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  "The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixedrate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Intermediate Fixed Income Investments

Portfolio statistics—January 31, 2019 (unaudited)

Characteristics
Weighted average duration	5.53 yrs.
Weighted average maturity	7.49 yrs.
Average coupon	8.90%
Top ten holdings[1]	Percentage of net assets
FNMA TBA, 3.500%	5.3%
FNMA, 3.500% due 12/01/43	4.3
FNMA TBA, 4.000%	3.0
GNMA, 3.500% due 03/20/46	2.3
GNMA TBA, 4.000%	2.0
FNMA, 4.000% due 03/01/47	1.9
US Treasury Note, 2.625% due 12/31/25	1.9
FNMA, 3.000% due 03/01/47	1.8
US Treasury Bond, 3.000% due 02/15/47	1.8
FHLMC TBA, 3.000%	1.8
Total	26.1%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	106.3%
United Kingdom	3.0
Netherlands	2.1
Japan	1.0
Canada	0.9
Total	113.3%
Asset allocation[1]	Percentage of net assets
US government agency mortgage pass-through certificates	50.1%
Corporate notes	43.4
US government obligations	11.0
Collateralized mortgage obligations	7.0
Asset-backed securities	4.7
Non-US government obligations	1.6
Short-term investment	0.7
Options, swaptions, futures, swaps and forward foreign currency contracts	0.3
Federal home loan bank certificate	0.2
Municipal bonds and notes	0.1
Investments sold short	(25.0)
Cash equivalents and other assets less liabilities	5.9
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
US government obligations—11.0%
US Treasury Bonds 3.000%, due 02/15/47	$6,234,000	$6,239,601
3.000%, due 02/15/48	1,030,000	1,027,988
3.000%, due 08/15/48	1,425,000	1,422,384
3.125%, due 11/15/41	3,015,000	3,101,210
3.125%, due 05/15/48	580,000	593,163
3.375%, due 11/15/48	1,030,000	1,105,439
3.625%, due 08/15/43	1,655,000	1,839,701
3.625%, due 02/15/44	3,535,000	3,932,964
4.750%, due 02/15/37	2,175,000	2,786,549
US Treasury Inflation Index Bond 1.000%, due 02/15/48	2,494,119	2,442,678
US Treasury Inflation Index Note 0.875%, due 01/15/29	938,374	946,328
US Treasury Notes 2.125%, due 12/31/21	105,000	104,102
2.500%, due 01/15/22	735,000	736,263
2.500%, due 01/31/24	1,870,000	1,875,479
2.625%, due 12/31/23	1,964,000	1,980,495
2.625%, due 12/31/25	6,535,000	6,577,886
2.625%, due 01/31/26	1,430,000	1,439,552
3.125%, due 11/15/28	290,000	302,234
Total US government obligations (cost—$37,974,688)		38,454,016
Federal home loan bank certificate—0.2%
FHLB 4.000%, due 09/01/28 (cost—$679,184)	680,000	731,073
Federal home loan mortgage corporation certificates—8.6%
FHLMC 3.000%, due 09/01/27	57,186	57,326
3.000%, due 07/01/28	30,385	30,460
3.000%, due 10/01/43	495,989	490,129
3.000%, due 10/01/46	2,324,273	2,290,203
3.500%, due 04/01/42	19,506	19,769
3.500%, due 08/01/42	29,179	29,572
3.500%, due 11/01/42	11,400	11,553
3.500%, due 12/01/43	613,870	622,135
3.500%, due 01/01/44[1]	1,783,342	1,807,355
3.500%, due 01/01/44	919,068	931,444
3.500%, due 04/01/44	72,435	73,489
3.500%, due 06/01/44	9,700	9,831
3.500%, due 07/01/46	344,452	348,879
3.500%, due 07/01/47	16,590	16,832
3.500%, due 10/01/47	90,394	91,500
3.500%, due 12/01/47	79,024	79,869
3.500%, due 12/01/47[1]	1,147,349	1,159,259
3.500%, due 01/01/48	388,662	392,159
4.000%, due 09/01/40	42,688	44,102
4.000%, due 07/01/44	37,377	38,537
4.000%, due 07/01/46	46,148	47,553
4.000%, due 08/01/46	26,978	27,800
4.000%, due 09/01/46	3,543	3,644
4.000%, due 10/01/46	7,340	7,550
4.000%, due 01/01/47	1,024,201	1,059,407
	Face amount	Value
Federal home loan mortgage corporation certificates—(concluded)
4.000%, due 02/01/47	$112,579	$116,006
4.000%, due 08/01/47	308,730	319,973
4.000%, due 06/01/48	1,328,894	1,375,045
4.500%, due 07/01/47	517,690	545,844
4.500%, due 08/01/48	261,697	276,113
5.000%, due 02/01/42[1]	710,293	755,323
5.000%, due 09/01/43	253,782	269,653
6.250%, due 07/15/32	302,000	404,524
6.750%, due 03/15/31	82,000	111,672
FHLMC TBA 2.500%	2,690,000	2,645,499
3.000%	6,114,000	6,038,630
3.500%[1]	5,508,000	5,470,204
4.000%	944,000	966,752
4.500%	975,000	1,013,486
Total federal home loan mortgage corporation certificates (cost—$29,814,739)		29,999,081
Federal national mortgage association certificates—29.1%
FNMA 2.000%, due 10/01/31	24,477	23,508
2.000%, due 11/01/31[1]	302,432	290,462
2.000%, due 11/01/31	6,996	6,719
2.000%, due 12/01/31[1]	32,658	31,365
2.000%, due 03/01/32[1]	199,072	191,190
2.500%, due 04/01/32[1]	5,238,812	5,155,850
3.000%, due 07/01/29[2]	102,935	103,113
3.000%, due 07/01/29[1,2]	450,894	452,180
3.000%, due 10/01/29	51,656	51,803
3.000%, due 01/01/30[1,2]	285,025	285,617
3.000%, due 01/01/31[2]	1,576,878	1,585,479
3.000%, due 09/01/31	48,681	48,782
3.000%, due 04/01/32	35,971	36,228
3.000%, due 09/01/32	92,533	92,904
3.000%, due 12/01/33[1]	1,124,716	1,126,385
3.000%, due 11/01/46	572,728	565,000
3.000%, due 03/01/47	6,470,851	6,374,519
3.000%, due 04/01/47[1]	2,908,518	2,859,693
3.500%, due 12/01/29	56,295	57,530
3.500%, due 08/01/30	234,808	239,551
3.500%, due 02/01/32	498,561	508,684
3.500%, due 04/01/32	1,098,479	1,124,093
3.500%, due 05/01/32[1]	790,660	806,668
3.500%, due 04/01/42	3,720	3,763
3.500%, due 12/01/42	6,805	6,884
3.500%, due 05/01/43	9,615	9,731
3.500%, due 07/01/43	62,167	63,000
3.500%, due 11/01/43	13,856	14,017
3.500%, due 12/01/43[1]	14,682,358	14,852,668
3.500%, due 05/01/44	25,688	26,077
3.500%, due 02/01/45	7,524	7,611
3.500%, due 07/01/45	36,445	36,926
3.500%, due 08/01/45	7,725	7,801
3.500%, due 10/01/45	66,534	67,532

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Federal national mortgage association certificates—(concluded)
3.500%, due 11/01/45	$86,647	$87,841
3.500%, due 12/01/45	36,942	37,412
3.500%, due 04/01/46	82,538	83,301
3.500%, due 06/01/46	49,168	49,601
3.500%, due 11/01/46	489,198	493,606
3.500%, due 12/01/46	20,923	21,130
3.500%, due 01/01/47	36,211	36,666
3.500%, due 02/01/47	126,448	127,851
3.500%, due 05/01/47	21,792	22,074
3.500%, due 06/01/47	56,532	57,064
3.500%, due 07/01/47	40,553	41,001
3.500%, due 11/01/47	54,851	55,488
3.500%, due 12/01/47	470,052	474,896
3.500%, due 01/01/48	308,130	311,157
4.000%, due 09/01/33	29,470	30,393
4.000%, due 10/01/33	436,714	450,709
4.000%, due 11/01/33[1]	625,454	645,245
4.000%, due 01/01/42[1]	722,135	745,476
4.000%, due 02/01/42[1]	3,285,180	3,390,617
4.000%, due 03/01/43	48,731	50,426
4.000%, due 10/01/43	170,205	175,699
4.000%, due 08/01/44	102,807	106,974
4.000%, due 01/01/45	253,492	263,156
4.000%, due 05/01/45	80,075	83,320
4.000%, due 07/01/46[1]	2,260,478	2,325,696
4.000%, due 11/01/46	36,162	37,447
4.000%, due 01/01/47	52,941	54,816
4.000%, due 03/01/47[1]	771,026	795,636
4.000%, due 03/01/47	5,797,355	5,997,348
4.000%, due 05/01/47	73,575	75,651
4.000%, due 07/01/47	224,347	230,454
4.000%, due 08/01/47	139,513	143,714
4.000%, due 12/01/47	100,181	103,785
4.000%, due 02/01/48	559,553	575,001
4.000%, due 03/01/48	315,350	326,723
4.000%, due 04/01/48	196,450	203,489
4.000%, due 04/01/48[1]	1,660,214	1,709,319
4.500%, due 04/01/41[1]	3,848,575	4,044,023
4.500%, due 11/01/45	15,009	15,864
4.500%, due 12/01/45	80,047	83,946
4.500%, due 07/01/46	167,572	177,463
4.500%, due 10/01/47	56,007	59,232
4.500%, due 12/01/47	114,337	120,063
4.500%, due 05/01/48[1]	829,582	874,941
5.000%, due 09/01/31	429,741	457,077
5.000%, due 01/01/44	87,281	92,935
5.000%, due 03/01/44	159,548	168,266
FNMA TBA 2.500%[1]	2,838,000	2,792,537
3.000%	1,423,410	1,398,278
3.500%[1]	18,666,478	18,575,397
4.000%[1]	8,720,000	8,774,863
4.000%	1,595,000	1,635,306
4.500%	1,547,000	1,607,339
5.000%	3,467,000	3,641,140
Total federal national mortgage association certificates (cost—$102,624,283)		102,052,185
	Face amount	Value
Government national mortgage association certificates—12.4%
GNMA 3.000%, due 02/15/45	$137,582	$136,678
3.000%, due 04/20/45	341,254	339,852
3.000%, due 07/20/45	50,573	50,350
3.000%, due 10/20/45	90,388	89,970
3.000%, due 04/20/46	1,836,207	1,826,014
3.000%, due 05/20/46	22,323	22,202
3.000%, due 06/20/46	289,304	287,520
3.000%, due 07/20/46[1]	579,875	576,387
3.000%, due 08/20/46	2,621,085	2,604,914
3.000%, due 09/20/46	1,157,216	1,150,607
3.000%, due 11/20/46	23,863	23,705
3.000%, due 12/20/46	68,578	68,113
3.500%, due 04/20/43	86,008	87,532
3.500%, due 05/20/43	86,057	87,584
3.500%, due 05/20/45[1]	489,509	496,378
3.500%, due 03/20/46[1]	7,941,102	8,051,727
3.500%, due 04/20/46	3,103,474	3,146,548
3.500%, due 05/20/46	588,009	596,110
3.500%, due 06/20/46	1,142,465	1,158,146
3.500%, due 07/20/46	223,514	226,570
3.500%, due 09/20/46	4,332,300	4,391,126
4.000%, due 04/20/39	4,826	5,007
4.000%, due 04/20/42	101,309	105,103
4.000%, due 08/20/44	842,454	869,517
4.000%, due 06/15/47	26,760	27,606
4.000%, due 09/15/47	40,976	42,291
4.000%, due 10/15/47	172,330	177,797
4.000%, due 11/15/47	31,350	32,386
4.000%, due 12/15/47	95,204	98,239
4.000%, due 01/15/48	206,550	213,123
4.500%, due 07/20/40	10,307	10,847
4.500%, due 08/20/40	10,175	10,709
4.500%, due 09/20/40	15,566	16,368
4.500%, due 10/20/40	17,722	18,651
4.500%, due 06/20/44	512,438	540,095
4.500%, due 03/15/47	33,061	34,753
4.500%, due 04/15/47	85,310	89,710
4.500%, due 05/15/47	31,180	32,798
4.500%, due 08/20/48	1,564,192	1,624,468
4.500%, due 09/20/48[1]	5,453,058	5,663,367
4.500%, due 09/20/48	157,206	164,828
GNMA TBA 4.000%	6,688,500	6,879,488
5.000%	1,200,000	1,250,250
Total government national mortgage association certificates (cost—$42,922,685)		43,325,434
Collateralized mortgage obligations—7.0%
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class AL 1 mo. USD LIBOR + 0.900% 3.409%, due 11/15/32[3,4]	1,150,000	1,142,313

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
BENCHMARK Mortgage Trust, Series 2018-B7, Class A4 4.510%, due 05/15/53	$103,000	$110,989
CD Mortgage Trust, Series 2017-CD3, Class A4 3.631%, due 02/10/50	545,000	552,348
Commercial Mortgage Pass-Through Certificates, Series 2014-PAT, Class A 3.314%, due 08/13/27[3,4]	915,000	914,413
Series 2013-GAM, Class A2 3.367%, due 02/10/28[4]	1,090,000	1,084,465
Series 2014-CR16, Class A4 4.051%, due 04/10/47	145,000	150,454
Series 2018-COR3, Class A3 4.228%, due 05/10/51	179,000	187,471
Series 2006-GG7, Class AM 5.692%, due 07/10/38[5]	57,452	57,597
Core Industrial Trust, Series 2015-TEXW, Class A 3.077%, due 02/10/34[4]	1,721,982	1,721,957
CSMC Trust, Series 2017-CALI, Class A 3.431%, due 11/10/32[4]	260,000	261,835
DBGS BIOD Mortgage Trust, Series 2018-C1, Class A4 4.466%, due 10/15/51	480,000	514,010
FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class X1, IO 1.162%, due 03/25/24[5]	2,566,046	126,205
Series KC02, Class A2 3.370%, due 07/25/25	670,000	677,121
Series K075, Class A2 3.650%, due 02/25/28[5]	230,000	237,581
Series K085, Class A2 4.060%, due 10/25/28[5]	359,000	383,217
FHLMC REMIC, Trust 2626, Class A 4.000%, due 06/15/33	114,227	117,163
Trust 3990, Class VA 3.500%, due 01/15/25	217,574	219,007
Trust 4213, Class VE 3.500%, due 06/15/26	215,615	220,583
Trust 4248, Class FL 1 mo. USD LIBOR + 0.450%, 2.959%, due 05/15/41[3]	242,350	241,062
Trust 4316, Class XZ 4.500%, due 03/15/44	378,950	413,715
Trust 4323, Class CA 4.000%, due 03/15/40	197,296	201,235
Trust 4325, Class MA 4.000%, due 09/15/39	577,712	587,322
Trust 4328, Class DA 4.000%, due 01/15/36	618,816	633,533
Trust 4336, Class MA 4.000%, due 01/15/40	524,039	535,124
	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 4443, Class BA 3.500%, due 04/15/41	$91,590	$92,530
Trust 4447, Class PA 3.000%, due 12/15/44	87,968	87,906
Trust 4606, Class FB 1 mo. USD LIBOR + 0.500%, 3.009%, due 08/15/46[3]	352,691	356,001
FNMA Connecticut Avenue Securities, Series 2016-C04, Class 1M1 1 mo. USD LIBOR + 1.450%, 3.960%, due 01/25/29[3]	132,951	133,447
Series 2016-C05, Class 2M1 1 mo. USD LIBOR + 1.350%, 3.860%, due 01/25/29[3]	48,701	48,753
Series 2016-C06, Class 1M1 1 mo. USD LIBOR + 1.300%, 3.810%, due 04/25/29[3]	108,517	109,091
FNMA REMIC, Trust 2011-8, Class ZA 4.000%, due 02/25/41	2,120,830	2,196,714
Trust 2013-112, Class HQ 4.000%, due 11/25/43	65,660	68,101
Trust 2014-12, Class GV 3.500%, due 03/25/27	134,494	135,901
Trust 2014-48, Class AB 4.000%, due 10/25/40	145,336	148,080
Trust 2015-20, Class EV 3.500%, due 07/25/26	245,224	249,591
Trust 2015-58, Class JP 2.500%, due 03/25/37	126,082	126,544
Trust 2015-62, Class VA 4.000%, due 10/25/26	73,148	76,338
Trust 2016-48, Class UF 1 mo. USD LIBOR + 0.400%, 2.910%, due 08/25/46[3]	591,095	591,556
Trust 2016-62, Class FC 1 mo. USD LIBOR + 0.500%, 3.010%, due 09/25/46[3]	282,792	285,002
Trust 2016-74, Class GF 1 mo. USD LIBOR + 0.500%, 3.010%, due 10/25/46[3]	353,838	356,628
Trust 2018-M14, Class A2 3.578%, due 08/25/28	574,000	588,063
FREMF Mortgage Trust, Series 2013-K712, Class B 3.358%, due 05/25/45[4,5]	110,000	110,014
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX 3.382%, due 12/15/34[4,5]	1,025,000	1,013,865
GNMA, Series 2014-131, Class BW 3.884%, due 05/20/41[5]	69,368	71,508
Series 2015-3, Class ZD 4.000%, due 01/20/45	674,589	725,666

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(concluded)
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A
1 mo. USD LIBOR + 0.700% 3.209%, due 01/15/33[3,4]	$320,000	$316,682
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class A5 3.914%, due 01/15/49	800,000	825,430
JP Morgan Mortgage Trust, Series 2017-2, Class A6 3.000%, due 05/25/47[4,5]	573,145	561,839
Series 2017-1, Class A4 3.500%, due 01/25/47[4,5]	774,554	769,157
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class D 5.446%, due 09/12/42[5]	558,728	568,492
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A4 3.779%, due 05/15/48[5]	520,000	532,073
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1 3.750%, due 11/25/56[4,5]	131,153	130,955
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B 4.144%, due 01/05/43[4,5]	515,000	488,149
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3 3.000%, due 10/25/31[4,5]	292,288	287,912
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A
1 mo. USD LIBOR + 0.750% 3.263%, due 11/11/34[3,4]	84,223	83,587
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX 2.997%, due 10/25/46[5]	82,085	81,834
Wells Fargo Commercial Mortgage Trust, Series 2018-C46, Class A4 4.152%, due 08/15/51	170,000	177,444
Series 2018-C44, Class A5 4.212%, due 05/15/51	445,000	466,015
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A3FL
1 mo. USD LIBOR + 0.950% 3.458%, due 03/15/44[3,4]	215,320	216,009
Total collateralized mortgage obligations (cost—$24,751,633)		24,367,597
Asset-backed securities—4.7%
American Homes 4 Rent, Series 2014-SFR3, Class A 3.678%, due 12/17/36[4]	468,180	470,581
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A3 1.600%, due 11/09/20	14,952	14,947
Series 2018-1, Class A2A 2.710%, due 07/19/21	508,403	507,764
	Face amount	Value
Asset-backed securities—(continued)
B2R Mortgage Trust, Series 2015-2, Class A 3.336%, due 11/15/48[4]	$325,701	$324,363
Chesapeake Funding II LLC, Series 2018-1A, Class A1 3.040%, due 04/15/30[4]	1,159,092	1,159,538
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5
1 mo. USD LIBOR + 0.620%, 3.126%, due 04/22/26[3]	650,000	652,515
Series 2017-A6, Class A6 1 mo. USD LIBOR + 0.770%, 3.284%, due 05/14/29[3]	540,000	539,999
Series 2018-A7, Class A7 3.960%, due 10/13/30	243,000	255,200
Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A 2.420%, due 11/15/23[4]	135,585	135,460
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B 2.500%, due 01/25/30[4]	43,905	41,104
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A
1 mo. USD LIBOR + 0.240% 2.750%, due 10/25/34[3,4]	80,265	80,097
DCP Rights LLC, Series 2014-1A, Class A 5.463%, due 10/25/44[4]	1,685,250	1,686,352
Drive Auto Receivables Trust, Series 2018-2, Class A2 2.640%, due 09/15/20	177,230	177,181
Series 2018-4, Class A3 3.040%, due 11/15/21	240,000	239,766
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A 2.730%, due 04/25/28[4]	107,199	105,051
First Franklin Mortgage Loan Trust, Series 2004-FFH4, Class M5
1 mo. USD LIBOR + 1.575% 4.085%, due 01/25/35[3]	97,821	98,460
Fremont Home Loan Trust, Series 2005-2, Class M2
1 mo. USD LIBOR + 0.720% 3.230%, due 06/25/35[3]	21,773	21,771
Greystone Commercial Real Estate Notes, Series 2017-FL1A, Class A
1 mo. USD LIBOR + 1.550% 4.059%, due 03/15/27[3,4]	330,000	328,765
Lehman XS Trust, Series 2005-6, Class 1A1
1 mo. USD LIBOR + 0.520% 3.030%, due 11/25/35[3]	150,552	122,387
Navient Student Loan Trust, Series 2018-EA 4.000%, due 12/15/59[4]	100,000	102,705

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Asset-backed securities—(continued)
OneMain Financial Issuance Trust, Series 2015-1A, Class A 3.190%, due 03/18/26[4]	$240,970	$240,961
PFS Financing Corp., Series 2016-BA, Class A 1.870%, due 10/15/21[4]	160,000	158,600
Series 2017-AA, Class A 1 mo. USD LIBOR + 0.580%, 3.089%, due 03/15/21[3,4]	2,390,000	2,388,819
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3
1 mo. USD LIBOR + 0.280% 2.790%, due 05/25/36[3]	54,688	54,555
Progress Residential Trust, Series 2015-SFR2, Class A 2.740%, due 06/12/32[4]	1,037,011	1,024,162
SMB Private Education Loan Trust, Series 2016-A, Class A2A 2.700%, due 05/15/31[4]	83,287	82,403
Series 2016-C, Class A2A 2.340%, due 09/15/34[4]	532,206	515,012
Series 2017-B, Class A2A 2.820%, due 10/15/35[4]	380,000	372,535
Series 2017-B, Class A2B 1 mo. USD LIBOR + 0.750%, 3.259%, due 10/15/35[3,4]	220,000	218,724
Series 2018-A, Class A2B 1 mo. USD LIBOR + 0.800%, 3.309%, due 02/15/36[3,4]	575,000	572,013
Series 2018-B, Class A2A 3.600%, due 01/15/37[4]	690,000	695,190
Series 2018-C, Class A2B 1 mo. USD LIBOR + 0.750%, 3.259%, due 11/15/35[3,4]	755,000	748,521
SoFi Professional Loan Program LLC, Series 2014-A, Class A2 3.020%, due 10/25/27[4]	13,862	13,861
Series 2015-C, Class A2 2.510%, due 08/25/33[4]	309,279	304,774
Series 2016-A, Class A1 1 mo. USD LIBOR + 1.750%, 4.260%, due 08/25/36[3,4]	77,168	78,413
Series 2016-B, Class A1 1 mo. USD LIBOR + 1.200%, 3.710%, due 06/25/33[3,4]	72,271	72,997
Series 2018-A, Class A2A 2.390%, due 02/25/42[4]	385,244	381,978
Series 2018-A, Class A2B 2.950%, due 02/25/42[4]	270,000	264,823
SpringCastle America Funding LLC, Series 2016-AA, Class A 3.050%, due 04/25/29[4]	184,453	183,388
Synchrony Credit Card Master Note Trust, Series 2016-1, Class A 2.040%, due 03/15/22	1,050,000	1,048,970
	Face amount	Value
Asset-backed securities—(concluded)
Westgate Resorts LLC, Series 2014-1A, Class A 2.150%, due 12/20/26[4]	$36,090	$36,020
Total asset-backed securities (cost—$16,551,069)		16,520,725
Corporate notes—43.4%
Advertising—0.0%†
Interpublic Group of Cos. Inc./The 3.500%, due 10/01/20	50,000	50,260
3.750%, due 10/01/21	30,000	30,391
		80,651
Aerospace & defense—1.7%
BAE Systems Holdings, Inc. 2.850%, due 12/15/20[4]	240,000	238,099
3.800%, due 10/07/24[4]	80,000	80,459
3.850%, due 12/15/25[4]	160,000	159,320
Boeing Co./The 6.125%, due 02/15/33	30,000	37,783
General Dynamics Corp. 3.750%, due 05/15/28	105,000	108,283
Harris Corp. 4.400%, due 06/15/28	430,000	445,563
5.054%, due 04/27/45	65,000	69,356
Lockheed Martin Corp. 2.900%, due 03/01/25	385,000	378,286
3.350%, due 09/15/21	170,000	172,474
3.800%, due 03/01/45	290,000	277,027
4.070%, due 12/15/42	180,000	179,791
4.090%, due 09/15/52	101,000	99,388
4.700%, due 05/15/46	35,000	38,361
Northrop Grumman Corp. 2.080%, due 10/15/20	130,000	128,404
2.930%, due 01/15/25	810,000	787,155
3.250%, due 08/01/23	90,000	90,195
3.250%, due 01/15/28	268,000	259,379
4.030%, due 10/15/47	345,000	330,016
Raytheon Co. 7.200%, due 08/15/27	50,000	63,613
Rockwell Collins, Inc. 2.800%, due 03/15/22	245,000	239,978
3.100%, due 11/15/21	80,000	78,790
Spirit AeroSystems, Inc. 3.950%, due 06/15/23	610,000	610,618
United Technologies Corp. 1.950%, due 11/01/21	185,000	179,433
3.350%, due 08/16/21	810,000	817,360
3.750%, due 11/01/46	55,000	49,141
		5,918,272
Airlines—0.4%
Air Canada Pass-Through Trust, Series 2017-1, Class B 3.700%, due 01/15/26[4]	951	911
Series 2015-1, Class B 3.875%, due 03/15/23[4]	591,196	577,007

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Airlines—(concluded)
American Airlines Pass-Through Trust, Series 2016-3, Class AA 3.000%, due 10/15/28	$13,833	$13,140
Series 2017-2, Class AA 3.350%, due 10/15/29	29,188	28,010
Series 2015-2, Class AA 3.600%, due 09/22/27	39,672	38,490
Series 2015-1, Class B 3.700%, due 05/01/23	34,035	33,098
Series 2017-2, Class B 3.700%, due 10/15/25	14,242	13,735
Series 2014-1, Class B 4.375%, due 10/01/22	13,163	13,058
Series 2016-2, Class B, 4.375%, due 06/15/24[4]	106,600	105,214
Series 2015-2, Class B 4.400%, due 09/22/23	191,981	189,869
Series 2013-2, Class A 4.950%, due 01/15/23	102,122	104,297
Series 2017-1, Class B 4.950%, due 02/15/25	17,550	17,626
Series 2016-1, Class B 5.250%, due 01/15/24	7,484	7,628
Continental Airlines Pass-Through Trust, Series 2012-1, Class B 6.250%, due 04/11/20	2,213	2,247
Delta Air Lines, Inc. 3.625%, due 03/15/22	69,000	68,548
Southwest Airlines Co. 2.750%, due 11/16/22	80,000	77,919
United Airlines Pass-Through Trust, Series 2016-2, Class AA 2.875%, due 10/07/28	42,621	39,429
Series 2016-2, Class AA 3.450%, due 12/01/27	40,439	38,955
Series 2016-2, Class B 3.650%, due 10/07/25	9,144	8,659
Series 2016-1, Class B 3.650%, due 01/07/26	4,572	4,339
Series 2019-1, Class AA 4.150%, due 08/25/31[2,6]	75,000	75,788
Series 2018-1, Class B 4.600%, due 03/01/26	70,000	69,999
Series 2016-2, Class B 4.750%, due 04/11/22	3,398	3,404
US Airways Pass-Through Trust, Series 2013-1, Class B 5.375%, due 11/15/21	13,064	13,323
Series 2012-2, Class B 6.750%, due 06/03/21	3,613	3,765
		1,548,458
Apparel—0.0%†
NIKE, Inc. 2.375%, due 11/01/26	35,000	33,297
	Face amount	Value
Corporate notes—(continued)
Auto & truck—0.2%
American Honda Finance Corp. MTN 2.900%, due 02/16/24	$75,000	$73,816
Aptiv Corp. 4.150%, due 03/15/24	43,000	43,029
Aptiv PLC 4.400%, due 10/01/46	6,000	5,153
Lear Corp. 5.250%, due 01/15/25	31,000	31,740
ZF North America Capital, Inc. 4.500%, due 04/29/22[4]	483,000	484,549
		638,287
Banking-non-US—4.4%
ABN AMRO Bank NV 2.650%, due 01/19/21[4]	641,000	634,619
3.400%, due 08/27/21[4]	250,000	251,131
Australia & New Zealand Banking Group Ltd. MTN 2.250%, due 11/09/20	250,000	246,783
Bancolombia SA 5.950%, due 06/03/21	220,000	229,900
Barclays Bank PLC 2.650%, due 01/11/21	200,000	197,980
BNP Paribas SA (fixed, converts to FRN on 01/10/24), 4.705%, due 01/10/25[4]	700,000	714,714
BPCE SA 5.700%, due 10/22/23[4]	200,000	208,769
Commerzbank AG 8.125%, due 09/19/23[4]	735,000	814,375
Commonwealth Bank of Australia 3.450%, due 03/16/23[4]	80,000	80,455
Cooperatieve Rabobank UA GMTN 2.500%, due 01/19/21	510,000	506,058
Credit Suisse Group AG (fixed, converts to FRN on 01/12/28), 3.869%, due 01/12/29[4]	295,000	281,686
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 03/26/20	345,000	343,143
3.450%, due 04/16/21	505,000	505,514
Danske Bank A/S 5.000%, due 01/12/22[4]	250,000	253,173
Deutsche Bank AG 2.500%, due 02/13/19	140,000	139,950
2.700%, due 07/13/20	187,000	183,182
4.100%, due 01/13/26[7]	170,000	157,037
4.250%, due 02/04/21	535,000	530,775
4.250%, due 10/14/21	130,000	128,679
HSBC Holdings PLC (fixed, converts to FRN on 03/13/22), 3.262%, due 03/13/23	565,000	561,135
ING Bank N.V. 5.000%, due 06/09/21[4]	200,000	208,015
5.800%, due 09/25/23[4]	200,000	211,815
Lloyds Bank PLC 6.500%, due 09/14/20[4]	650,000	677,575

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Banking-non-US—(concluded)
Lloyds Banking Group PLC 3.000%, due 01/11/22	$200,000	$196,467
Macquarie Group Ltd. (fixed, converts to FRN on 03/27/28), 4.654%, due 03/27/29[4]	250,000	249,087
Mitsubishi UFJ Trust & Banking Corp. 2.650%, due 10/19/20[4]	920,000	912,551
National Australia Bank Ltd. MTN 2.125%, due 05/22/20	250,000	247,662
Nordea Bank Abp 3.750%, due 08/30/23[4]	200,000	199,600
4.875%, due 01/27/20[4]	445,000	453,222
Royal Bank of Canada GMTN 2.500%, due 01/19/21	240,000	238,145
Santander UK Group Holdings PLC 2.875%, due 10/16/20	245,000	242,776
2.875%, due 08/05/21	201,000	196,889
(fixed, converts to FRN on 01/05/23), 3.373%, due 01/05/24	580,000	560,360
3.571%, due 01/10/23	200,000	195,874
Santander UK PLC 5.000%, due 11/07/23[4]	690,000	694,421
Skandinaviska Enskilda Banken AB 2.625%, due 11/17/20[4]	215,000	212,724
Standard Chartered PLC 2.250%, due 04/17/20[4]	430,000	424,075
(fixed, converts to FRN on 01/20/22), 4.247%, due 01/20/23[4]	245,000	245,202
Sumitomo Mitsui Banking Corp. 3 mo. USD LIBOR + 0.310%, 3.090%, due 10/18/19[3]	335,000	334,722
Sumitomo Mitsui Trust Bank Ltd. 1.950%, due 09/19/19[4]	355,000	352,581
Svenska Handelsbanken AB MTN 1.875%, due 09/07/21	250,000	241,546
Toronto-Dominion Bank/The GMTN 3.500%, due 07/19/23	120,000	122,234
UniCredit SpA 6.572%, due 01/14/22[4]	715,000	730,874
Westpac Banking Corp. 2.150%, due 03/06/20	100,000	99,240
2.600%, due 11/23/20	80,000	79,504
3.650%, due 05/15/23	275,000	279,073
		15,575,292
Banking-US—4.9%
American Express Credit Corp. MTN 2.375%, due 05/26/20	95,000	94,459
2.600%, due 09/14/20	75,000	74,709
Bank of America Corp. (fixed, converts to FRN on 04/24/22), 2.881%, due 04/24/23	195,000	192,655
(fixed, converts to FRN on 01/23/25), 3.366%, due 01/23/26	220,000	217,151
(fixed, converts to FRN on 12/20/27), 3.419%, due 12/20/28	150,000	144,663
	Face amount	Value
Corporate notes—(continued)
Banking-US—(continued)
(fixed, converts to FRN on 03/05/23), 3.550%, due 03/05/24	$350,000	$351,937
(fixed, converts to FRN on 03/15/28), 5.875%, due 03/15/28[8]	225,000	219,836
Bank of America Corp. GMTN
(fixed, converts to FRN on 07/21/20), 2.369%, due 07/21/21	1,340,000	1,326,923
Bank of America Corp. MTN 2.151%, due 11/09/20	850,000	838,717
3.875%, due 08/01/25	570,000	581,243
(fixed, converts to FRN on 03/05/28), 3.970%, due 03/05/29	350,000	351,991
4.000%, due 04/01/24	175,000	180,094
4.200%, due 08/26/24	420,000	429,979
(fixed, converts to FRN on 01/20/47), 4.443%, due 01/20/48	70,000	72,125
5.625%, due 07/01/20	160,000	166,187
Bank of New York Mellon Corp./The (fixed, converts to FRN on 09/20/26), 4.625%, due 09/20/26[8]	115,000	107,813
Bank of New York Mellon Corp./The MTN 2.050%, due 05/03/21	175,000	172,188
2.950%, due 01/29/23	130,000	129,851
Capital One Financial Corp. 2.500%, due 05/12/20	270,000	268,099
3.750%, due 07/28/26	110,000	105,026
Capital One N.A. 2.350%, due 01/31/20	335,000	332,887
Citibank N.A. 1.850%, due 09/18/19	380,000	377,713
Citizens Bank N.A./Providence RI 2.200%, due 05/26/20	250,000	246,782
Citizens Financial Group, Inc. 2.375%, due 07/28/21	15,000	14,665
Discover Bank 3.100%, due 06/04/20	250,000	249,397
Goldman Sachs & Co. 2.775%, due 02/08/19	2,000,000	1,999,859
Goldman Sachs Group, Inc./The 2.550%, due 10/23/19	231,000	230,446
2.750%, due 09/15/20	270,000	268,512
2.875%, due 02/25/21	100,000	99,633
3.500%, due 11/16/26	85,000	82,199
3 mo. USD LIBOR + 0.780%, 3.524%, due 10/31/22[3]	65,000	64,410
(fixed, converts to FRN on 06/05/27), 3.691%, due 06/05/28	225,000	218,409
3.750%, due 05/22/25	75,000	74,736
3 mo. USD LIBOR + 1.170%, 3.786%, due 05/15/26[3]	165,000	161,173
3.850%, due 01/26/27	230,000	226,597
4.000%, due 03/03/24	410,000	418,277
(fixed, converts to FRN on 05/01/28), 4.223%, due 05/01/29	130,000	130,590
4.250%, due 10/21/25	15,000	15,141
5.750%, due 01/24/22	65,000	69,734

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Banking-US—(concluded)
HSBC USA, Inc. 5.000%, due 09/27/20	$100,000	$102,676
JPMorgan Chase & Co. (fixed, converts to FRN on 04/25/22), 2.776%, due 04/25/23	370,000	364,757
2.972%, due 01/15/23	153,000	151,820
3.375%, due 05/01/23	85,000	84,868
(fixed, converts to FRN on 01/23/28), 3.509%, due 01/23/29	440,000	428,662
(fixed, converts to FRN on 06/18/21), 3.514%, due 06/18/22	10,000	10,106
(fixed, converts to FRN on 02/01/27), 3.782%, due 02/01/28	1,000,000	996,834
(fixed, converts to FRN on 12/05/23), 4.023%, due 12/05/24	65,000	66,679
(fixed, converts to FRN on 07/23/28), 4.203%, due 07/23/29	310,000	317,745
(fixed, converts to FRN on 12/05/28), 4.452%, due 12/05/29	180,000	188,254
KeyCorp. MTN 2.900%, due 09/15/20	100,000	99,701
4.150%, due 10/29/25	55,000	56,646
Mastercard, Inc. 3.375%, due 04/01/24	185,000	189,236
State Street Corp. (fixed, converts to FRN on 09/15/20), 5.250%, due 09/15/20[8]	147,000	147,551
(fixed, converts to FRN on 12/15/23), 5.625%, due 12/15/23[7,8]	165,000	161,494
Synovus Financial Corp. 3.125%, due 11/01/22	80,000	76,715
Visa, Inc. 3.150%, due 12/14/25	130,000	130,777
Wells Fargo & Co. 3.000%, due 04/22/26	210,000	201,540
3.000%, due 10/23/26	51,000	48,761
Wells Fargo & Co. GMTN 4.300%, due 07/22/27	160,000	163,341
Wells Fargo & Co. MTN 2.625%, due 07/22/22	340,000	334,253
(fixed, converts to FRN on 05/22/27), 3.584%, due 05/22/28	5,000	4,943
3.750%, due 01/24/24	540,000	549,277
Wells Fargo Bank NA 2.600%, due 01/15/21	1,095,000	1,086,417
		17,269,859
Beverages—0.8%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36[4]	775,000	742,890
4.900%, due 02/01/46[4]	100,000	94,752
Anheuser-Busch InBev Finance, Inc. 2.625%, due 01/17/23	239,000	230,222
Anheuser-Busch InBev Worldwide, Inc. 2.500%, due 07/15/22	40,000	38,978
	Face amount	Value
Corporate notes—(continued)
Beverages—(concluded)
4.750%, due 01/23/29	$20,000	$20,775
4.750%, due 04/15/58	110,000	97,913
5.800%, due 01/23/59	100,000	104,964
Coca-Cola Co./The 1.875%, due 10/27/20	350,000	345,461
Constellation Brands, Inc. 3 mo. USD LIBOR + 0.700%, 3.209%, due 11/15/21[3]	190,000	189,318
Keurig Dr. Pepper, Inc. 3.551%, due 05/25/21[4]	75,000	75,324
4.057%, due 05/25/23[4]	95,000	95,970
Molson Coors Brewing Co. 1.900%, due 03/15/19	170,000	169,774
2.250%, due 03/15/20	100,000	98,933
PepsiCo, Inc. 2.375%, due 10/06/26	240,000	226,695
2.850%, due 02/24/26	75,000	73,109
3.450%, due 10/06/46	80,000	74,478
		2,679,556
Biotechnology—0.3%
Amgen, Inc. 2.200%, due 05/11/20	100,000	99,107
3.125%, due 05/01/25	40,000	39,177
4.400%, due 05/01/45	120,000	114,068
4.563%, due 06/15/48	11,000	10,694
4.663%, due 06/15/51	53,000	51,945
Baxalta, Inc. 2.875%, due 06/23/20	131,000	130,126
Celgene Corp. 3.250%, due 08/15/22	70,000	69,784
3.550%, due 08/15/22	30,000	30,205
3.875%, due 08/15/25	101,000	101,490
3.900%, due 02/20/28	45,000	44,547
3.950%, due 10/15/20	11,000	11,115
Gilead Sciences, Inc. 3.700%, due 04/01/24	185,000	188,141
4.150%, due 03/01/47	25,000	23,700
4.750%, due 03/01/46	140,000	145,277
		1,059,376
Building products—0.2%
Holcim US Finance SARL & Cie SCS 6.000%, due 12/30/19[4]	415,000	424,763
Johnson Controls International PLC 3.625%, due 07/02/24[9]	90,000	88,589
Owens Corning 4.400%, due 01/30/48	40,000	30,579
		543,931
Cable—0.0%†
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	80,000	92,519

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Chemicals—0.4%
Dow Chemical Co./The 4.550%, due 11/30/25[4]	$115,000	$119,066
DowDuPont, Inc. 4.493%, due 11/15/25	365,000	383,320
5.419%, due 11/15/48	215,000	233,229
Eastman Chemical Co. 3.800%, due 03/15/25	42,000	41,234
LyondellBasell Industries N.V. 5.000%, due 04/15/19	243,000	243,046
RPM International, Inc. 6.125%, due 10/15/19	259,000	263,321
		1,283,216
Commercial services—0.6%
Duke University 4.077%, due 10/01/48	91,000	92,208
Equifax, Inc. 2.300%, due 06/01/21	20,000	19,373
Huntington Ingalls Industries, Inc. 3.483%, due 12/01/27	465,000	446,493
5.000%, due 11/15/25[4]	270,000	274,725
Moody's Corp. 4.250%, due 02/01/29	80,000	82,236
Refinitiv US Holdings, Inc. 6.250%, due 05/15/26[4]	360,000	353,700
Republic Services, Inc. 2.900%, due 07/01/26	35,000	33,256
3.375%, due 11/15/27	80,000	77,866
3.950%, due 05/15/28	225,000	228,906
5.500%, due 09/15/19	320,000	324,799
S&P Global, Inc. 4.000%, due 06/15/25	60,000	61,778
Total System Services, Inc. 3.750%, due 06/01/23	50,000	49,522
3.800%, due 04/01/21	60,000	60,174
Waste Management, Inc. 3.125%, due 03/01/25	60,000	59,301
		2,164,337
Communications equipment—0.3%
Apple, Inc. 3.450%, due 02/09/45	220,000	201,881
3.850%, due 05/04/43	250,000	243,200
4.500%, due 02/23/36	150,000	160,843
4.650%, due 02/23/46	105,000	114,479
QUALCOMM, Inc. 3.450%, due 05/20/25	168,000	165,431
4.300%, due 05/20/47	90,000	82,297
4.800%, due 05/20/45	130,000	126,818
		1,094,949
Computers—0.1%
DXC Technology Co. 2.875%, due 03/27/20	10,000	9,940
IBM Credit LLC 3.450%, due 11/30/20	130,000	131,224
	Face amount	Value
Corporate notes—(continued)
Computers—(concluded)
International Business Machines Corp. 2.900%, due 11/01/21	$130,000	$129,307
Seagate HDD Cayman 4.750%, due 01/01/25[7]	65,000	61,505
		331,976
Containers & packaging—0.1%
WestRock RKT LLC 4.900%, due 03/01/22	293,000	301,574
Diversified financial services—0.6%
Air Lease Corp. 3.625%, due 04/01/27	30,000	27,531
3.875%, due 07/03/23	15,000	14,793
CME Group, Inc. 3.750%, due 06/15/28	50,000	51,453
Fidelity National Information Services, Inc. 3.000%, due 08/15/26	155,000	144,673
3.500%, due 04/15/23	69,000	68,585
First Data Corp. 5.000%, due 01/15/24[4]	270,000	275,906
Fiserv, Inc. 3.850%, due 06/01/25	51,000	50,596
4.200%, due 10/01/28	155,000	154,643
GE Capital International Funding Co. 4.418%, due 11/15/35	328,000	293,224
Intercontinental Exchange, Inc. 3.450%, due 09/21/23	75,000	75,704
3.750%, due 09/21/28	30,000	30,258
4.000%, due 10/15/23	180,000	186,394
4.250%, due 09/21/48	100,000	100,604
Nomura Holdings, Inc. GMTN 2.750%, due 03/19/19	80,000	79,975
Nuveen LLC 4.000%, due 11/01/28[4]	30,000	31,320
ORIX Corp. 2.900%, due 07/18/22	470,000	462,739
		2,048,398
Electric utilities—1.0%
AEP Texas, Inc. 2.400%, due 10/01/22	90,000	86,809
AEP Transmission Co. LLC 4.250%, due 09/15/48	140,000	142,318
Alabama Power Co. 3.850%, due 12/01/42	60,000	56,753
4.150%, due 08/15/44	120,000	118,705
4.300%, due 07/15/48	110,000	111,545
5.200%, due 06/01/41	35,000	37,740
Alliant Energy Finance LLC 3.750%, due 06/15/23[4]	40,000	40,258
Ameren Illinois Co. 3.800%, due 05/15/28	50,000	51,528
Baltimore Gas & Electric Co. 3.750%, due 08/15/47	250,000	227,543

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Electric utilities—(concluded)
Berkshire Hathaway Energy Co. 3.250%, due 04/15/28	$275,000	$266,194
Black Hills Corp. 3.150%, due 01/15/27	30,000	27,919
4.350%, due 05/01/33	95,000	93,216
CenterPoint Energy Houston Electric LLC 3.550%, due 08/01/42	60,000	55,043
Consumers Energy Co. 3.800%, due 11/15/28	30,000	30,825
Dominion Energy, Inc. 2.579%, due 07/01/20[9]	60,000	59,618
DTE Electric Co. 3.700%, due 03/15/45	100,000	95,073
3.750%, due 08/15/47	120,000	113,759
DTE Energy Co. 3.300%, due 06/15/22	150,000	148,926
Duke Energy Carolinas LLC 2.950%, due 12/01/26	185,000	178,911
3.700%, due 12/01/47	90,000	84,454
3.950%, due 11/15/28	70,000	72,679
Duke Energy Corp. 1.800%, due 09/01/21	90,000	86,992
2.650%, due 09/01/26	270,000	251,531
Duke Energy Florida LLC 2.100%, due 12/15/19	22,500	22,429
3.800%, due 07/15/28	325,000	331,517
4.200%, due 07/15/48	20,000	20,363
Duke Energy Ohio, Inc. 3.650%, due 02/01/29	160,000	161,779
Duke Energy Progress LLC 3.000%, due 09/15/21	50,000	50,185
3.250%, due 08/15/25	40,000	39,831
3.700%, due 09/01/28	95,000	96,389
3.700%, due 10/15/46	146,000	134,734
4.200%, due 08/15/45	55,000	55,420
Indiana Michigan Power Co. 4.250%, due 08/15/48	20,000	19,738
PECO Energy Co. 3.900%, due 03/01/48	120,000	116,822
Public Service Electric & Gas Co. MTN 3.650%, due 09/01/28	90,000	91,363
Southwestern Electric Power Co. 4.100%, due 09/15/28	90,000	91,413
		3,670,322
Electric-generation—0.0%†
Emera US Finance LP 2.150%, due 06/15/19	50,000	49,746
Electric-integrated—1.1%
Agilent Technologies, Inc. 3.050%, due 09/22/26	15,000	14,077
3.200%, due 10/01/22	150,000	148,728
CMS Energy Corp. 3.000%, due 05/15/26	30,000	28,317
	Face amount	Value
Corporate notes—(continued)
Electric-integrated—(continued)
Eaton Corp. 2.750%, due 11/02/22	$80,000	$78,784
Entergy Corp. 2.950%, due 09/01/26	45,000	41,943
4.000%, due 07/15/22	195,000	196,448
Entergy Texas, Inc. 2.550%, due 06/01/21	45,000	44,274
7.125%, due 02/01/19	340,000	340,000
Eversource Energy 2.900%, due 10/01/24	95,000	92,047
Exelon Corp. 2.450%, due 04/15/21	5,000	4,891
2.850%, due 06/15/20	70,000	69,606
4.450%, due 04/15/46	120,000	116,501
Florida Power & Light Co. 3.125%, due 12/01/25	85,000	85,054
3.700%, due 12/01/47	70,000	66,316
3.800%, due 12/15/42	30,000	29,316
3.950%, due 03/01/48	38,000	38,229
4.050%, due 06/01/42	91,000	91,817
5.690%, due 03/01/40	20,000	24,500
Georgia Power Co. 3.250%, due 03/30/27	30,000	28,112
IPALCO Enterprises, Inc. 3.700%, due 09/01/24	90,000	88,391
ITC Holdings Corp. 2.700%, due 11/15/22	80,000	77,405
Northern States Power Co. 3.400%, due 08/15/42	215,000	196,640
3.600%, due 09/15/47	20,000	18,842
NSTAR Electric Co. 3.200%, due 05/15/27	120,000	117,541
Ohio Power Co. 4.150%, due 04/01/48	40,000	39,734
6.600%, due 02/15/33	60,000	75,554
Oncor Electric Delivery Co. LLC 3.700%, due 11/15/28	65,000	65,715
3.800%, due 09/30/47	45,000	42,594
Pacificorp 4.125%, due 01/15/49	65,000	64,399
5.750%, due 04/01/37	35,000	41,589
Southern Power Co. 2.375%, due 06/01/20	190,000	188,374
Tampa Electric Co. 2.600%, due 09/15/22	40,000	39,000
4.300%, due 06/15/48	75,000	73,098
4.450%, due 06/15/49	40,000	40,141
Trimble, Inc. 4.150%, due 06/15/23	78,000	77,866
Tyco Electronics Group SA 3.450%, due 08/01/24	30,000	29,794
Virginia Electric & Power Co. 2.750%, due 03/15/23	265,000	260,924
3.100%, due 05/15/25	185,000	181,650
3.150%, due 01/15/26	30,000	29,458
3.500%, due 03/15/27	160,000	159,182

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Electric-integrated—(concluded)
3.800%, due 09/15/47	$220,000	$206,501
4.000%, due 01/15/43	20,000	19,157
4.600%, due 12/01/48	40,000	42,051
WEC Energy Group, Inc. 2.450%, due 06/15/20	170,000	168,716
3.375%, due 06/15/21	65,000	65,357
Wisconsin Power & Light Co. 3.050%, due 10/15/27	85,000	81,762
		4,030,395
Electronic equipment & instruments—0.1%
Avnet, Inc. 4.625%, due 04/15/26	30,000	29,524
Corning, Inc. 3.700%, due 11/15/23	20,000	19,982
4.375%, due 11/15/57	295,000	258,563
Honeywell International, Inc. 2.500%, due 11/01/26	10,000	9,535
		317,604
Finance-captive automotive—2.7%
American Express Co. 3.700%, due 08/03/23	205,000	208,104
Ares Capital Corp. 4.250%, due 03/01/25	330,000	314,743
CDP Financial, Inc. 4.400%, due 11/25/19[4]	860,000	871,197
Charles Schwab Corp./The (fixed, converts to FRN on 03/01/22), 4.625%, due 03/01/22[7,8]	295,000	286,150
Daimler Finance North America LLC 3.000%, due 02/22/21[4]	270,000	268,629
Ford Motor Co. 4.346%, due 12/08/26[7]	55,000	49,197
7.450%, due 07/16/31	160,000	162,811
Ford Motor Credit Co. LLC 3.096%, due 05/04/23	400,000	361,740
3.200%, due 01/15/21	200,000	195,545
3.336%, due 03/18/21	200,000	194,583
5.085%, due 01/07/21	660,000	669,956
Ford Motor Credit Co. LLC GMTN 4.389%, due 01/08/26	200,000	180,312
General Motors Co. 5.400%, due 04/01/48[7]	120,000	106,306
6.250%, due 10/02/43	100,000	97,389
6.750%, due 04/01/46	150,000	155,103
General Motors Financial Co., Inc. 2.400%, due 05/09/19	105,000	104,899
3.200%, due 07/13/20	569,000	568,361
3.450%, due 01/14/22[7]	180,000	176,869
3.550%, due 04/09/21	65,000	64,936
3.950%, due 04/13/24	407,000	391,709
4.375%, due 09/25/21	145,000	146,387
Hyundai Capital America 2.500%, due 03/18/19[4]	30,000	29,981
2.550%, due 02/06/19[4]	550,000	549,991
	Face amount	Value
Corporate notes—(continued)
Finance-captive automotive—(concluded)
3.000%, due 10/30/20[4]	$285,000	$282,087
3.950%, due 02/01/22[4]	290,000	291,344
Hyundai Capital Services, Inc. 3.000%, due 08/29/22[4]	200,000	193,505
3.750%, due 03/05/23[4,7]	350,000	347,092
Nissan Motor Acceptance Corp. 3.150%, due 03/15/21[4]	195,000	192,141
Synchrony Financial 2.700%, due 02/03/20	405,000	400,775
3.000%, due 08/15/19	275,000	274,263
Toyota Motor Credit Corp. 3.050%, due 01/08/21	100,000	100,715
Toyota Motor Credit Corp. GMTN 3.450%, due 09/20/23	40,000	40,692
Volkswagen Group of America Finance LLC 2.400%, due 05/22/20[4]	270,000	266,966
3.875%, due 11/13/20[4]	370,000	374,189
4.000%, due 11/12/21[4,7]	200,000	202,415
Volkswagen International Finance N.V. 4.000%, due 08/12/20[4]	235,000	238,087
		9,359,169
Financial services—3.2%
Bank of Nova Scotia/The 3.125%, due 04/20/21	385,000	386,716
Banque Federative du Credit Mutuel SA 2.750%, due 10/15/20[4]	215,000	213,623
Barclays Bank PLC 5.140%, due 10/14/20	240,000	245,741
Barclays PLC 2.750%, due 11/08/19	200,000	199,312
3.250%, due 01/12/21	405,000	400,643
(fixed, converts to FRN on 05/16/23), 4.338%, due 05/16/24	1,440,000	1,424,817
4.375%, due 01/12/26	205,000	201,511
Citigroup, Inc. 2.400%, due 02/18/20	170,000	169,143
2.650%, due 10/26/20	210,000	208,542
(fixed, converts to FRN on 07/24/22), 2.876%, due 07/24/23	100,000	98,226
3.200%, due 10/21/26	85,000	81,381
4.400%, due 06/10/25	95,000	96,964
Corp. Financiera de Desarrollo SA 4.750%, due 07/15/25[4,7]	325,000	334,384
Deutsche Bank AG GMTN 3.375%, due 05/12/21	220,000	214,525
HSBC Holdings PLC (fixed, converts to FRN on 05/18/23), 3.950%, due 05/18/24[7]	200,000	202,727
JPMorgan Chase & Co. 2.200%, due 10/22/19	410,000	408,177
2.250%, due 01/23/20	215,000	213,861
2.750%, due 06/23/20	720,000	718,122
(fixed, converts to FRN on 05/01/27), 3.540%, due 05/01/28	260,000	254,677

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Financial services—(concluded)
3 mo. USD LIBOR + 1.230%, 4.009%, due 10/24/23[3]	$135,000	$136,655
Mitsubishi UFJ Financial Group, Inc. 3.535%, due 07/26/21	105,000	105,866
Mizuho Financial Group, Inc. (fixed, converts to FRN on 09/11/23), 3.922%, due 09/11/24	200,000	203,581
Morgan Stanley 2.800%, due 06/16/20	1,010,000	1,008,499
(fixed, converts to FRN on 07/22/27), 3.591%, due 07/22/28	340,000	332,000
3.625%, due 01/20/27	490,000	482,131
3.950%, due 04/23/27	15,000	14,647
Morgan Stanley GMTN 3.750%, due 02/25/23	350,000	355,776
(fixed, converts to FRN on 01/24/28), 3.772%, due 01/24/29	215,000	212,971
3.875%, due 01/27/26	395,000	397,157
(fixed, converts to FRN on 01/23/29), 4.431%, due 01/23/30	5,000	5,192
Morgan Stanley MTN 2.625%, due 11/17/21	190,000	187,517
3.125%, due 07/27/26	480,000	460,461
Royal Bank of Scotland Group PLC (fixed, converts to FRN on 05/18/28), 4.892%, due 05/18/29	200,000	198,937
Societe Generale SA 2.500%, due 04/08/21[4]	330,000	324,523
Sumitomo Mitsui Financial Group, Inc. 2.058%, due 07/14/21	277,000	269,979
SunTrust Banks, Inc. 4.000%, due 05/01/25	50,000	50,976
US Bank N.A. 2.050%, due 10/23/20	250,000	246,861
		11,066,821
Food products—0.4%
Conagra Brands, Inc. 3.800%, due 10/22/21	25,000	25,121
Danone SA 1.691%, due 10/30/19[4]	930,000	920,357
Seven & I Holdings Co. Ltd. 3.350%, due 09/17/21[4]	230,000	231,521
Sysco Corp. 2.600%, due 10/01/20	250,000	248,455
3.550%, due 03/15/25	60,000	59,438
Tyson Foods, Inc. 3.900%, due 09/28/23	25,000	25,348
4.550%, due 06/02/47	30,000	27,115
5.100%, due 09/28/48[7]	25,000	24,666
		1,562,021
Gas pipelines—0.4%
Kinder Morgan Energy Partners LP 3.500%, due 09/01/23[7]	745,000	737,454
4.250%, due 09/01/24	55,000	56,414
	Face amount	Value
Corporate notes—(continued)
Gas pipelines—(concluded)
5.000%, due 03/01/43	$195,000	$189,774
Kinder Morgan, Inc. 3.050%, due 12/01/19	270,000	270,062
4.300%, due 06/01/25	90,000	92,172
5.550%, due 06/01/45	40,000	41,899
		1,387,775
Health care equipment & supplies—0.6%
Abbott Laboratories 2.950%, due 03/15/25	365,000	357,947
3.400%, due 11/30/23	140,000	141,779
3.750%, due 11/30/26	15,000	15,275
Baxter International, Inc. 1.700%, due 08/15/21	200,000	192,500
Becton Dickinson and Co. 2.675%, due 12/15/19	48,000	47,799
3.734%, due 12/15/24	40,000	39,877
Covidien International Finance SA 2.950%, due 06/15/23	170,000	167,096
Edwards Lifesciences Corp. 4.300%, due 06/15/28	75,000	76,331
Medtronic, Inc. 3.500%, due 03/15/25	230,000	234,566
4.375%, due 03/15/35	200,000	210,068
Thermo Fisher Scientific, Inc. 3.000%, due 04/15/23	515,000	507,747
3.150%, due 01/15/23	25,000	24,876
4.150%, due 02/01/24	70,000	72,300
		2,088,161
Health care providers & services—0.4%
Aetna, Inc. 2.750%, due 11/15/22	215,000	209,954
2.800%, due 06/15/23	30,000	29,179
3.500%, due 11/15/24	44,000	43,571
3.875%, due 08/15/47	5,000	4,291
Anthem, Inc. 3.125%, due 05/15/22	65,000	64,821
3.500%, due 08/15/24	25,000	24,947
Cigna Corp. 3.200%, due 09/17/20[4]	740,000	740,922
3.750%, due 07/15/23[4]	140,000	141,888
Cigna Holding Co. 3.050%, due 10/15/27	50,000	46,326
3.250%, due 04/15/25	25,000	24,420
UnitedHealth Group, Inc. 4.250%, due 06/15/48	145,000	150,609
		1,480,928
Hotels, restaurants & leisure—0.2%
McDonald's Corp. MTN 2.750%, due 12/09/20	25,000	25,012
3.350%, due 04/01/23	95,000	95,841
4.450%, due 09/01/48	20,000	19,767
4.875%, due 12/09/45	375,000	389,596

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Hotels, restaurants & leisure—(concluded)
Starbucks Corp. 3.750%, due 12/01/47	$40,000	$34,393
		564,609
Household durables—0.0%†
Clorox Co./The 3.900%, due 05/15/28	65,000	66,423
Newell Brands, Inc. 2.600%, due 03/29/19	63,000	62,935
		129,358
Industrial conglomerates—0.0%†
Crane Co. 4.200%, due 03/15/48	25,000	23,219
Insurance—0.6%
American International Group, Inc. 3.300%, due 03/01/21	265,000	266,982
Aon PLC 3.875%, due 12/15/25	95,000	95,384
4.450%, due 05/24/43	64,000	59,842
4.600%, due 06/14/44	46,000	45,397
4.750%, due 05/15/45	160,000	160,993
AXA Equitable Holdings, Inc. 3.900%, due 04/20/23	245,000	245,090
Berkshire Hathaway, Inc. 2.750%, due 03/15/23	50,000	49,634
3.125%, due 03/15/26	35,000	34,825
Brighthouse Financial, Inc. 4.700%, due 06/22/47	45,000	34,825
Hartford Financial Services Group, Inc./The 4.300%, due 04/15/43	30,000	28,362
Marsh & McLennan Cos., Inc. 3.500%, due 12/29/20	75,000	75,746
3.500%, due 06/03/24	260,000	259,528
4.200%, due 03/01/48	160,000	151,298
4.350%, due 01/30/47	90,000	86,623
4.375%, due 03/15/29	30,000	31,037
Trinity Acquisition PLC 3.500%, due 09/15/21	220,000	219,722
4.400%, due 03/15/26	50,000	50,020
4.625%, due 08/15/23	30,000	30,842
Willis Towers Watson PLC 5.750%, due 03/15/21	145,000	151,661
		2,077,811
Machinery—0.1%
John Deere Capital Corp. MTN 2.650%, due 01/06/22	30,000	29,816
Kennametal, Inc. 4.625%, due 06/15/28	5,000	4,865
Nvent Finance SARL 3.950%, due 04/15/23	465,000	460,552
		495,233
	Face amount	Value
Corporate notes—(continued)
Media—1.7%
CBS Corp. 2.500%, due 02/15/23	$50,000	$47,733
3.375%, due 03/01/22	40,000	39,813
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.464%, due 07/23/22	40,000	40,801
4.500%, due 02/01/24	220,000	224,133
5.050%, due 03/30/29	135,000	137,610
5.750%, due 04/01/48	225,000	224,292
6.384%, due 10/23/35	225,000	240,644
Comcast Corp. 1.625%, due 01/15/22	80,000	77,083
2.350%, due 01/15/27	25,000	22,912
3.200%, due 07/15/36	135,000	117,667
3.300%, due 10/01/20	405,000	407,910
3.400%, due 07/15/46	390,000	333,992
3.450%, due 10/01/21	75,000	75,871
4.150%, due 10/15/28	170,000	176,071
4.250%, due 10/15/30	120,000	124,585
4.950%, due 10/15/58	130,000	137,580
Cox Communications, Inc. 3.150%, due 08/15/24[4]	141,000	136,862
3.250%, due 12/15/22[4]	60,000	59,267
3.350%, due 09/15/26[4]	9,000	8,487
Discovery Communications LLC 2.200%, due 09/20/19	55,000	54,603
2.950%, due 03/20/23	120,000	116,283
3.950%, due 06/15/25[4]	135,000	131,010
4.900%, due 03/11/26	90,000	92,103
5.200%, due 09/20/47	5,000	4,731
Fox Corp. 4.030%, due 01/25/24[4]	65,000	66,130
Historic TW, Inc. 6.625%, due 05/15/29	40,000	47,224
NBCUniversal Enterprise, Inc. 5.250%, due 03/19/21[4,8]	1,140,000	1,158,525
NBCUniversal Media LLC 5.150%, due 04/30/20	25,000	25,685
5.950%, due 04/01/41	240,000	285,098
RELX Capital, Inc. 3.125%, due 10/15/22	15,000	14,785
3.500%, due 03/16/23	495,000	492,386
Viacom, Inc. 4.375%, due 03/15/43	115,000	98,379
Warner Media LLC 3.400%, due 06/15/22	210,000	210,603
3.800%, due 02/15/27	200,000	195,631
3.875%, due 01/15/26	38,000	37,476
4.750%, due 03/29/21	200,000	206,389
7.625%, due 04/15/31	10,000	12,898
		5,883,252
Medical providers—0.5%
HCA, Inc. 5.875%, due 03/15/22	160,000	169,402
5.875%, due 02/01/29	25,000	26,187

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Medical providers—(concluded)
6.500%, due 02/15/20	$350,000	$359,625
Tenet Healthcare Corp. 6.000%, due 10/01/20	210,000	216,888
UnitedHealth Group, Inc. 1.700%, due 02/15/19	525,000	524,829
2.875%, due 12/15/21	134,000	134,055
2.875%, due 03/15/22	144,000	143,725
3.100%, due 03/15/26	110,000	108,593
3.700%, due 12/15/25	55,000	56,503
4.750%, due 07/15/45	80,000	88,903
		1,828,710
Metals & mining—0.1%
Anglo American Capital PLC 3.625%, due 09/11/24[4]	210,000	203,179
Newmont Mining Corp. 4.875%, due 03/15/42	80,000	78,822
		282,001
Oil & gas—1.4%
Anadarko Petroleum Corp. 7.730%, due 09/15/96	170,000	203,493
Apache Corp. 4.750%, due 04/15/43	21,000	18,832
5.100%, due 09/01/40	45,000	41,946
BP Capital Markets America, Inc. 3.119%, due 05/04/26	60,000	58,393
Chevron Corp. 2.498%, due 03/03/22	35,000	34,805
Cimarex Energy Co. 4.375%, due 06/01/24	480,000	486,660
Concho Resources, Inc. 3.750%, due 10/01/27	70,000	67,928
Continental Resources, Inc. 3.800%, due 06/01/24	10,000	9,882
4.500%, due 04/15/23	533,000	542,693
5.000%, due 09/15/22	420,000	422,081
Diamondback Energy, Inc. 5.375%, due 05/31/25	237,000	244,390
Ecopetrol SA 4.125%, due 01/16/25	195,000	190,222
EOG Resources, Inc. 3.900%, due 04/01/35	90,000	87,891
4.150%, due 01/15/26	220,000	229,856
Marathon Oil Corp. 2.700%, due 06/01/20	270,000	266,979
Marathon Petroleum Corp. 4.750%, due 12/15/23[4]	70,000	72,655
6.500%, due 03/01/41	40,000	44,422
Occidental Petroleum Corp. 2.700%, due 02/15/23	135,000	133,399
Petro-Canada 9.250%, due 10/15/21	30,000	34,179
Petroleos Mexicanos 5.625%, due 01/23/46	275,000	218,597
6.500%, due 03/13/27	595,000	570,902
	Face amount	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Pioneer Natural Resources Co. 3.950%, due 07/15/22	$83,000	$84,090
4.450%, due 01/15/26	470,000	491,614
Shell International Finance BV 3.250%, due 05/11/25	115,000	116,024
3.500%, due 11/13/23	100,000	102,672
3.750%, due 09/12/46	30,000	28,974
3.875%, due 11/13/28	50,000	52,304
Suncor Energy, Inc. 4.000%, due 11/15/47[7]	10,000	9,273
6.500%, due 06/15/38	50,000	60,570
		4,925,726
Paper & forest products—0.1%
Georgia-Pacific LLC 3.734%, due 07/15/23[4]	115,000	116,303
5.400%, due 11/01/20[4]	32,000	33,186
International Paper Co. 4.350%, due 08/15/48	125,000	110,745
		260,234
Pharmaceuticals—2.3%
AbbVie, Inc. 2.300%, due 05/14/21	155,000	152,227
3.375%, due 11/14/21	130,000	130,929
3.600%, due 05/14/25	435,000	429,778
3.750%, due 11/14/23	35,000	35,523
4.450%, due 05/14/46	40,000	35,886
4.700%, due 05/14/45	25,000	23,322
4.875%, due 11/14/48	20,000	19,185
Allergan Funding SCS 3.450%, due 03/15/22	225,000	224,505
3.850%, due 06/15/24	70,000	70,219
Allergan Sales LLC 5.000%, due 12/15/21[4]	220,000	228,074
AstraZeneca PLC 2.375%, due 06/12/22[7]	70,000	68,039
Bausch Health Cos., Inc. 7.000%, due 03/15/24[4]	630,000	661,106
Bayer US Finance II LLC 3.375%, due 07/15/24[4]	206,000	198,652
3.950%, due 04/15/45[4]	80,000	64,606
Bayer US Finance LLC 3.375%, due 10/08/24[4]	200,000	191,851
Cardinal Health, Inc. 4.625%, due 12/15/20	30,000	30,802
CVS Health Corp. 2.250%, due 08/12/19	170,000	169,444
3.350%, due 03/09/21	135,000	135,483
3.700%, due 03/09/23	605,000	609,693
3.875%, due 07/20/25	52,000	52,223
4.300%, due 03/25/28	580,000	587,427
5.050%, due 03/25/48	55,000	56,548
5.125%, due 07/20/45	95,000	98,100
Johnson & Johnson 2.450%, due 03/01/26	25,000	23,952

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Pharmaceuticals—(concluded)
2.900%, due 01/15/28	$130,000	$126,759
2.950%, due 03/03/27	115,000	113,406
Mylan N.V. 2.500%, due 06/07/19	121,000	120,741
Mylan, Inc. 3.125%, due 01/15/23[4]	130,000	123,634
Novartis Capital Corp. 3.000%, due 11/20/25	3,000	2,978
3.100%, due 05/17/27	7,000	6,953
Shire Acquisitions Investments Ireland DAC 1.900%, due 09/23/19	640,000	635,034
2.875%, due 09/23/23	636,000	612,958
3.200%, due 09/23/26	263,000	244,935
Takeda Pharmaceutical Co. Ltd. 3.800%, due 11/26/20[4]	200,000	202,055
5.000%, due 11/26/28[4]	400,000	420,357
Teva Pharmaceutical Finance Netherlands III BV 1.700%, due 07/19/19	910,000	899,221
2.200%, due 07/21/21	280,000	263,901
Wyeth LLC 5.950%, due 04/01/37	60,000	74,206
		8,144,712
Pipelines—3.6%
Andeavor Logistics LP (fixed, converts to FRN on 02/15/23), 6.875%, due 02/15/23[8]	145,000	138,552
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 5.250%, due 01/15/25	1,270,000	1,284,770
6.250%, due 10/15/22	115,000	117,875
6.375%, due 05/01/24	200,000	208,000
Buckeye Partners LP 3.950%, due 12/01/26	240,000	217,212
4.150%, due 07/01/23	330,000	325,872
4.875%, due 02/01/21	70,000	70,986
5.600%, due 10/15/44	101,000	89,944
5.850%, due 11/15/43	204,000	186,900
Cheniere Corpus Christi Holdings LLC 7.000%, due 06/30/24[7]	370,000	407,851
Cheniere Energy Partners LP 5.250%, due 10/01/25[7]	360,000	361,796
5.625%, due 10/01/26[4]	430,000	431,015
Enbridge, Inc. (fixed, converts to FRN on 07/15/27), 5.500%, due 07/15/77	150,000	136,573
Energy Transfer LP 4.250%, due 03/15/23	147,000	148,102
5.875%, due 01/15/24	146,000	155,855
7.500%, due 10/15/20	1,054,000	1,118,557
Energy Transfer Operating LP 4.650%, due 06/01/21	95,000	97,257
4.750%, due 01/15/26	100,000	100,387
5.150%, due 03/15/45	20,000	18,182
Energy Transfer Partners LP 5.200%, due 02/01/22	80,000	83,145
	Face amount	Value
Corporate notes—(continued)
Pipelines—(continued)
5.300%, due 04/15/47	$200,000	$185,992
6.625%, due 10/15/36	30,000	32,368
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.500%, due 11/01/23	71,000	72,298
5.000%, due 10/01/22	30,000	31,055
Enterprise Products Operating LLC 4.450%, due 02/15/43	240,000	229,151
(fixed, converts to FRN on 08/16/27), 5.250%, due 08/16/77	205,000	181,299
Magellan Midstream Partners LP 4.200%, due 10/03/47	60,000	54,776
MPLX LP 4.000%, due 02/15/25	90,000	89,352
4.125%, due 03/01/27	10,000	9,780
4.500%, due 07/15/23	155,000	159,825
4.875%, due 12/01/24	170,000	177,074
4.875%, due 06/01/25	205,000	213,441
5.200%, due 03/01/47	85,000	83,283
5.500%, due 02/15/49	10,000	10,189
NGPL PipeCo LLC 4.375%, due 08/15/22[4]	523,000	527,362
Northern Natural Gas Co. 4.300%, due 01/15/49[4]	255,000	248,609
Northwest Pipeline LLC 4.000%, due 04/01/27	305,000	301,334
ONEOK Partners LP 8.625%, due 03/01/19	550,000	551,991
Plains All American Pipeline LP/PAA Finance Corp. 3.650%, due 06/01/22	30,000	29,713
Sabine Pass Liquefaction LLC 5.625%, due 04/15/23[9]	295,000	312,073
5.625%, due 03/01/25	363,000	391,854
5.750%, due 05/15/24	170,000	182,777
5.875%, due 06/30/26	130,000	141,232
Spectra Energy Partners LP 3.500%, due 03/15/25	45,000	44,046
4.500%, due 03/15/45	15,000	14,378
Sunoco Logistics Partners Operations LP 3.900%, due 07/15/26	130,000	123,497
4.250%, due 04/01/24	38,000	38,261
4.650%, due 02/15/22	30,000	30,779
Texas Eastern Transmission LP 2.800%, due 10/15/22[4]	45,000	43,552
3.500%, due 01/15/28[4]	125,000	119,152
4.150%, due 01/15/48[4]	430,000	391,189
TransCanada PipeLines Ltd. 2.500%, due 08/01/22	80,000	78,088
4.250%, due 05/15/28	95,000	97,355
4.875%, due 01/15/26	175,000	185,409
6.100%, due 06/01/40	120,000	139,446
Transcontinental Gas Pipe Line Co. LLC 4.000%, due 03/15/28	300,000	297,460
4.600%, due 03/15/48	135,000	128,999
7.850%, due 02/01/26	288,000	351,451

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Pipelines—(concluded)
Western Gas Partners LP 4.000%, due 07/01/22	$180,000	$180,610
Williams Cos., Inc./The 3.900%, due 01/15/25	155,000	155,054
4.125%, due 11/15/20[7]	40,000	40,506
Series A, 7.500%, due 01/15/31	40,000	48,537
7.875%, due 09/01/21	280,000	307,943
		12,731,371
Real estate investment trusts—0.5%
Boston Properties LP 2.750%, due 10/01/26	10,000	9,202
GLP Capital LP/GLP Financing II, Inc. 4.875%, due 11/01/20	915,000	928,085
5.250%, due 06/01/25	195,000	199,296
Northwest Florida Timber Finance LLC 4.750%, due 03/04/29[4]	200,000	186,000
Realty Income Corp. 3.000%, due 01/15/27	85,000	80,030
Weyerhaeuser Co. 7.375%, due 10/01/19	230,000	236,423
		1,639,036
Retail—0.6%
Alibaba Group Holding Ltd. 4.400%, due 12/06/57	210,000	197,458
Amazon.com, Inc. 3.875%, due 08/22/37	125,000	125,233
4.250%, due 08/22/57	50,000	51,481
eBay, Inc. 4.000%, due 07/15/42	50,000	38,628
Home Depot, Inc./The 2.125%, due 09/15/26	10,000	9,219
3.000%, due 04/01/26[7]	100,000	98,281
3.900%, due 12/06/28	65,000	68,247
Lowe's Cos., Inc. 2.500%, due 04/15/26	60,000	55,087
3.700%, due 04/15/46	105,000	89,359
Starbucks Corp. 3.800%, due 08/15/25	55,000	55,424
4.500%, due 11/15/48	20,000	19,300
Tencent Holdings Ltd. 2.985%, due 01/19/23[4]	200,000	195,598
3.595%, due 01/19/28[4]	390,000	377,204
Walgreen Co. 4.400%, due 09/15/42	45,000	40,444
Walgreens Boots Alliance, Inc. 3.450%, due 06/01/26	145,000	139,508
4.800%, due 11/18/44	190,000	179,779
Walmart, Inc. 3.550%, due 06/26/25	90,000	92,743
4.050%, due 06/29/48[7]	40,000	41,215
4.300%, due 04/22/44	53,000	55,569
		1,929,777
	Face amount	Value
Corporate notes—(continued)
Semiconductor equipment & products—1.4%
Analog Devices, Inc. 2.500%, due 12/05/21	$110,000	$107,586
2.850%, due 03/12/20	80,000	79,941
3.500%, due 12/05/26	65,000	62,905
3.900%, due 12/15/25	120,000	119,052
4.500%, due 12/05/36	58,000	55,395
5.300%, due 12/15/45	10,000	10,590
Applied Materials, Inc. 3.300%, due 04/01/27	35,000	34,790
3.900%, due 10/01/25	110,000	113,192
4.350%, due 04/01/47[7]	105,000	106,206
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.000%, due 01/15/22	340,000	332,800
3.125%, due 01/15/25	140,000	129,594
3.625%, due 01/15/24	20,000	19,467
3.875%, due 01/15/27	135,000	124,427
Intel Corp. 2.700%, due 12/15/22	200,000	199,546
KLA-Tencor Corp. 4.650%, due 11/01/24	4,000	4,133
Lam Research Corp. 2.750%, due 03/15/20	125,000	124,645
2.800%, due 06/15/21	67,000	66,425
NVIDIA Corp. 3.200%, due 09/16/26	310,000	299,889
NXP BV/NXP Funding LLC 3.875%, due 09/01/22[4]	470,000	468,284
4.125%, due 06/01/21[4]	2,308,000	2,316,517
Texas Instruments, Inc. 4.150%, due 05/15/48	45,000	46,490
		4,821,874
Software & services—0.5%
Activision Blizzard, Inc. 2.300%, due 09/15/21	140,000	137,018
3.400%, due 09/15/26	345,000	331,485
3.400%, due 06/15/27	240,000	226,847
Autodesk, Inc. 3.500%, due 06/15/27	75,000	71,028
Microsoft Corp. 2.000%, due 08/08/23	70,000	68,050
3.300%, due 02/06/27	40,000	40,454
3.700%, due 08/08/46	120,000	119,621
4.000%, due 02/12/55	250,000	255,484
4.100%, due 02/06/37	200,000	210,573
Oracle Corp. 4.000%, due 07/15/46	350,000	336,304
		1,796,864
Special purpose entity—0.3%
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849%, due 04/15/23	365,000	366,485
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.500%, due 06/15/19[4]	220,000	219,564
3.050%, due 01/09/20[4]	315,000	314,399
		900,448

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Corporate notes—(continued)
Technology, hardware & equipment—0.3%
Dell International LLC/EMC Corp. 3.480%, due 06/01/19[4]	$225,000	$225,076
4.420%, due 06/15/21[4]	125,000	127,147
6.020%, due 06/15/26[4]	145,000	151,535
8.350%, due 07/15/46[4]	40,000	47,399
Pitney Bowes, Inc. 3.875%, due 09/15/20[9]	360,000	354,600
		905,757
Telecommunications—0.6%
Cisco Systems, Inc. 2.200%, due 09/20/23	15,000	14,641
Deutsche Telekom International Finance BV 4.375%, due 06/21/28[4]	225,000	227,402
Harris Corp. 2.700%, due 04/27/20	45,000	44,633
3.832%, due 04/27/25	30,000	29,883
TELUS Corp. 4.600%, due 11/16/48[7]	25,000	25,202
Verizon Communications, Inc. 4.272%, due 01/15/36	690,000	671,182
4.329%, due 09/21/28	491,000	508,079
4.500%, due 08/10/33	421,000	428,939
4.862%, due 08/21/46	30,000	30,760
5.500%, due 03/16/47	15,000	16,846
		1,997,567
Tobacco—0.8%
Altria Group, Inc. 2.850%, due 08/09/22	150,000	146,730
2.950%, due 05/02/23	250,000	241,236
5.375%, due 01/31/44	230,000	218,540
BAT Capital Corp. 3.557%, due 08/15/27	230,000	210,043
BAT International Finance PLC 2.750%, due 06/15/20[4]	575,000	570,801
3.950%, due 06/15/25[4]	300,000	295,113
Philip Morris International, Inc. 3.375%, due 08/11/25	75,000	73,687
Reynolds American, Inc. 3.250%, due 06/12/20	46,000	46,004
4.000%, due 06/12/22	90,000	90,674
4.450%, due 06/12/25	220,000	221,606
4.850%, due 09/15/23	405,000	422,118
5.850%, due 08/15/45	58,000	56,192
RJ Reynolds Tobacco Co. 6.875%, due 05/01/20	170,000	177,212
		2,769,956
Transportation—0.8%
Burlington Northern Santa Fe LLC 3.000%, due 04/01/25	25,000	24,748
4.125%, due 06/15/47	90,000	89,643
4.150%, due 12/15/48	45,000	45,940
4.550%, due 09/01/44	80,000	84,991
6.150%, due 05/01/37	23,000	28,539
	Face amount	Value
Corporate notes—(continued)
Transportation—(concluded)
CSX Corp. 2.600%, due 11/01/26	$615,000	$566,838
3.250%, due 06/01/27	70,000	67,552
3.800%, due 03/01/28	55,000	55,151
3.800%, due 11/01/46	115,000	104,435
FedEx Corp. 3.875%, due 08/01/42	140,000	119,927
4.550%, due 04/01/46	230,000	214,929
Norfolk Southern Corp. 2.900%, due 06/15/26	114,000	109,371
3.650%, due 08/01/25	45,000	45,274
4.150%, due 02/28/48	95,000	91,573
Ryder System, Inc. MTN 2.250%, due 09/01/21	30,000	29,141
2.450%, due 09/03/19	180,000	179,415
2.550%, due 06/01/19	10,000	9,985
2.650%, due 03/02/20	210,000	208,966
Union Pacific Corp. 3.799%, due 10/01/51	100,000	87,790
4.100%, due 09/15/67	470,000	400,585
4.800%, due 09/10/58	20,000	20,705
Union Pacific Railroad Co. 2014-1 Pass-Through Trust 3.227%, due 05/14/26	172,480	169,894
Virgin Australia 2013-1B Pass-Through Trust 6.000%, due 10/23/20[4]	43,403	44,089
		2,799,481
Utilities—0.2%
CenterPoint Energy Resources Corp. 4.100%, due 09/01/47	160,000	148,320
Entergy Louisiana LLC 4.000%, due 03/15/33	165,000	168,003
4.200%, due 09/01/48	30,000	30,221
5.400%, due 11/01/24	35,000	38,725
Mid-Atlantic Interstate Transmission LLC 4.100%, due 05/15/28[4]	60,000	59,893
NiSource, Inc. 3.490%, due 05/15/27	195,000	188,701
Sempra Energy 3 mo. USD LIBOR + 0.500%, 3.287%, due 01/15/21[3]	145,000	143,137
		777,000
Wireless telecommunications—1.9%
AT&T, Inc. 4.300%, due 02/15/30	726,000	716,967
4.350%, due 06/15/45	390,000	344,256
4.600%, due 02/15/21	118,000	120,910
6.000%, due 08/15/40	30,000	32,382
Crown Castle International Corp. 2.250%, due 09/01/21	50,000	48,583
3.400%, due 02/15/21	355,000	355,153
3.700%, due 06/15/26	20,000	19,563
4.875%, due 04/15/22	275,000	284,904
5.250%, due 01/15/23	75,000	79,021

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Corporate notes—(concluded)
Wireless telecommunications—(concluded)
Deutsche Telekom International Finance BV 1.950%, due 09/19/21[4]	$330,000	$318,299
Juniper Networks, Inc. 4.350%, due 06/15/25	25,000	25,081
Motorola Solutions, Inc. 3.500%, due 09/01/21	70,000	69,768
4.000%, due 09/01/24	46,000	45,340
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.360%, due 09/20/21[4,9]	2,127,813	2,116,110
4.738%, due 03/20/25[4]	705,000	703,237
Telecom Italia SpA 5.303%, due 05/30/24[4]	400,000	380,000
VeriSign, Inc. 4.625%, due 05/01/23	391,000	393,444
Vodafone Group PLC 4.125%, due 05/30/25	160,000	160,362
5.250%, due 05/30/48	365,000	355,481
		6,568,861
Total corporate notes (cost—$152,425,892)		151,929,747
Non-US government obligations—1.6%
Argentine Republic Government International Bond 5.875%, due 01/11/28[7]	1,947,000	1,547,865
Chile Government International Bond 3.240%, due 02/06/28	130,000	128,050
Colombia Government International Bond 3.875%, due 04/25/27	570,000	563,160
4.500%, due 03/15/29	205,000	209,818
Indonesia Government International Bond 4.100%, due 04/24/28	111,000	110,584
Mexico Government International Bond 3.750%, due 01/11/28	771,000	735,148
4.125%, due 01/21/26	523,000	519,077
4.150%, due 03/28/27	226,000	222,327
4.500%, due 04/22/29	200,000	200,400
Panama Government International Bond 3.750%, due 03/16/25	250,000	253,750
3.875%, due 03/17/28	120,000	121,800
Philippine Government International Bond 3.000%, due 02/01/28	600,000	576,750
Uruguay Government International Bond 4.375%, due 10/27/27	250,000	258,125
4.500%, due 08/14/24[7]	85,000	88,443
Total non-US government obligations (cost—$5,460,211)		5,535,297
Municipal bonds and notes—0.1%
New Jersey—0.0%†
New Jersey Transportation Trust Fund Authority Revenue Bonds (Build America Bonds), Series B, 6.561%, due 12/15/40	105,000	129,187
	Face amount	Value
Municipal bonds and notes—(concluded)
New York—0.1%
Port Authority of New York & New Jersey Revenue Refunding Bonds, 4.458%, due 10/01/62	$200,000	$212,290
Total municipal bonds and notes (cost—$335,801)		341,477

	Number of contracts	Notional amount
Options purchased—0.0%†
Call options—0.0%†
90-Day Eurodollar Futures, strike @ $97.75, expires 03/16/20 (Counterparty: BOA)	107	EUR	26,148,125	30,094
90-Day Eurodollar Futures, strike @ $97.75, expires 06/17/19 (Counterparty: BOA)	107	EUR	26,148,125	2,006
				32,100
Put options—0.0%†
90-Day Eurodollar Futures, strike @ $97.00, expires 07/12/19 (Counterparty: BOA)	40	EUR	9,700,000	250
90-Day Eurodollar Futures, strike @ $97.13, expires 07/12/19 (Counterparty: BOA)	13	EUR	3,156,725	325
90-Day Eurodollar Futures, strike @ $97.25, expires 07/12/19 (Counterparty: BOA)	14	EUR	3,403,750	963
				1,538
Total options purchased (cost—$30,368)				33,638
Swaptions purchased—0.3%
Call swaptions—0.2%
3 Month USD LIBOR Interest Rate Swap, strike @ 3.080% expires 11/20/19 (Counterparty: GS; pay floating rate); underlying swap terminates 11/22/24	3,095,000	USD	3,095,000	87,507
3 Month USD LIBOR Interest Rate Swap, strike @ 3.078% expires 11/20/19 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 11/22/24	3,095,000	USD	3,095,000	87,202

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 11/27/19 (Counterparty: GS; pay floating rate); underlying swap terminates 11/29/24	6,170,000	USD	6,170,000	$176,108
5 Year Constant Maturity Swap Index, strike @ 0.205% expires 02/28/19 (Counterparty: GS; pay floating rate)	11,000,000	USD	11,000,000	8,047
3 Month USD LIBOR Interest Rate Swap, strike @ 2.760% expires 04/08/19 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/10/29	1,030,000	USD	1,030,000	13,930
5 Year Constant Maturity Swap Index, strike @ 0.140% expires 04/10/19 (Counterparty: GS; pay floating rate)	19,000,000	USD	19,000,000	4,242
3 Month USD LIBOR Interest Rate Swap, strike @ 3.053% expires 01/10/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/12/39	320,000	USD	320,000	19,355
3 Month USD LIBOR Interest Rate Swap, strike @ 3.040% expires 01/11/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/16/39	320,000	USD	320,000	19,221
3 Month USD LIBOR Interest Rate Swap, strike @ 2.775% expires 04/17/19 (Counterparty: BOA; pay floating rate); underlying swap terminates 04/23/29	980,000	USD	980,000	14,688
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 01/29/29 (Counterparty: GS; pay floating rate); underlying swap terminates 01/31/39	320,000	USD	320,000	$19,731
3 Month USD LIBOR Interest Rate Swap, strike @ 2.970% expires 01/29/24 (Counterparty: GS; pay floating rate); underlying swap terminates 01/31/54	170,000	USD	170,000	19,353
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 01/10/20 (Counterparty: GS; pay floating rate); underlying swap terminates 01/14/21	21,550,000	USD	21,550,000	98,335
6 Month USD LIBOR Interest Rate Swap, strike @ 0.780% expires 04/16/21 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/20/41	36,200,000	JPY	36,200,000	16,655
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 01/10/20 (Counterparty: GS; pay floating rate); underlying swap terminates 01/23/21	21,550,000	USD	21,550,000	100,399
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 01/30/20 (Counterparty: GS; pay floating rate); underlying swap terminates 02/03/21	10,490,000	USD	10,490,000	49,367
3 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 12/07/27 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/09/37	1,050,000	USD	1,050,000	50,795

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.170% expires 10/29/19 (Counterparty: GS; pay floating rate); underlying swap terminates 10/31/24	3,155,000	USD	3,155,000	$100,500
3 Month USD LIBOR Interest Rate Swap, strike @ 2.985% expires 04/27/38 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/29/48	315,000	USD	315,000	17,561
3 Month USD LIBOR Interest Rate Swap, strike @ 3.113% expires 04/26/23 (Counterparty: GS; pay floating rate); underlying swap terminates 04/28/53	180,000	USD	180,000	22,139
				925,135
Put swaptions—0.1%
3 Month USD LIBOR Interest Rate Swap, strike @ 3.080% expires 11/20/19 (Counterparty: GS; pay floating rate); underlying swap terminates 11/22/24	3,095,000	USD	3,095,000	6,452
3 Month USD LIBOR Interest Rate Swap, strike @ 3.078% expires 11/20/19 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 11/22/24	3,095,000	USD	3,095,000	6,503
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 11/27/19 (Counterparty: GS; pay floating rate); underlying swap terminates 11/29/24	6,170,000	USD	6,170,000	13,269
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.760% expires 04/08/19 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/10/29	1,030,000	USD	1,030,000	$4,510
3 Month USD LIBOR Interest Rate Swap, strike @ 3.053% expires 01/10/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/12/39	320,000	USD	320,000	17,530
3 Month USD LIBOR Interest Rate Swap, strike @ 2.775% expires 04/17/19 (Counterparty: BOA; pay floating rate); underlying swap terminates 04/23/29	980,000	USD	980,000	4,507
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 01/29/29 (Counterparty: GS; pay floating rate); underlying swap terminates 01/31/39	320,000	USD	320,000	17,217
3 Month USD LIBOR Interest Rate Swap, strike @ 2.970% expires 01/29/24 (Counterparty: GS; pay floating rate); underlying swap terminates 01/31/54	170,000	USD	170,000	15,602
3 Month USD LIBOR Interest Rate Swap, strike @ 3.400% expires 02/14/23 (Counterparty: GS; pay floating rate); underlying swap terminates 02/16/53	1,370,000	USD	1,370,000	69,760
6 Month USD LIBOR Interest Rate Swap, strike @ 0.780% expires 04/16/21 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/20/41	36,200,000	JPY	36,200,000	6,699

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.800% expires 06/07/21 (Counterparty: GS; pay floating rate); underlying swap terminates 06/09/51	1,230,000	USD	1,230,000	$19,257
3 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 12/07/27 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/09/37	1,050,000	USD	1,050,000	69,000
3 Month USD LIBOR Interest Rate Swap, strike @ 3.040% expires 01/11/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/16/39	320,000	USD	320,000	17,668
3 Month USD LIBOR Interest Rate Swap, strike @ 3.170% expires 10/29/19 (Counterparty: GS; pay floating rate); underlying swap terminates 10/31/24	3,155,000	USD	3,155,000	4,135
3 Month USD LIBOR Interest Rate Swap, strike @ 2.985% expires 04/27/38 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/29/48	315,000	USD	315,000	14,825
3 Month USD LIBOR Interest Rate Swap, strike @ 3.113% expires 04/26/23 (Counterparty: GS; pay floating rate); underlying swap terminates 04/28/53	180,000	USD	180,000	13,037
				299,971
Total swaptions purchased (cost—$1,109,080)				1,225,106
	Number of shares	Value
Short-term investment—0.7%
Investment company—0.7%
State Street Institutional U.S. Government Money Market Fund (cost—$2,621,471)	2,621,471	$2,621,471
Investment of cash collateral from securities loaned—0.9%
Money market fund—0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$3,297,688)	3,297,688	3,297,688
Total investments before investments sold short (cost—$420,598,792) — 120.0%		420,434,535
	Face amount
Investments sold short—(25.0)%
Federal home loan mortgage corporation certificates—(2.5)%
FHLMC TBA 3.500%	$(8,361,000)	(8,332,079)
5.000%	(314,000)	(330,203)
Total federal home loan mortgage corporation certificates (proceeds—$8,608,180)		(8,662,282)
Federal national mortgage association certificates—(19.1)%
FNMA TBA 2.000%	(515,000)	(494,599)
2.500%	(5,676,000)	(5,583,160)
3.000%	(4,700,820)	(4,652,320)
3.500%	(33,154,930)	(33,157,690)
4.000%	(18,073,000)	(18,350,002)
4.500%	(4,401,000)	(4,572,656)
Total federal national mortgage association certificates (proceeds—$66,413,805)		(66,810,427)
Government national mortgage association certificates—(3.4)%
GNMA TBA 3.000%	(559,500)	(555,260)
3.500%	(8,369,800)	(8,475,403)
4.500%	(2,956,000)	(3,068,063)
Total government national mortgage association certificates (proceeds—$11,974,067)		(12,098,726)
Total investments sold short (proceeds—$86,996,052)		(87,571,435)
Other assets in excess of liabilities—5.0%		17,607,190
Net assets—100.0%		$350,470,290

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	26,182,900	107	90-Day Eurodollar Futures, strike @ 97.88	MSCI	06/17/19	$5,187	$(1,338)	$3,849
USD	26,182,900	107	90-Day Eurodollar Futures, strike @ 97.88	MSCI	03/16/20	14,549	(24,075)	(9,526)
Total options written						$19,736	$(25,413)	$(5,677)

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	5,805	5,805,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.10%, terminating 07/03/21	JPMCB	Receive	07/01/19	$6,153	$(3,749)	$2,404
USD	17,918	17,917,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.10%, terminating 07/05/21	JPMCB	Receive	07/03/19	19,619	(11,956)	7,663
USD	5,973	5,972,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.10%, terminating 07/05/21	BOA	Receive	07/03/19	8,152	(3,985)	4,167
USD	9,510	9,510,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.15%, terminating 07/10/21	JPMCB	Receive	07/08/19	7,038	(7,765)	(727)
USD	3,290	3,290,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.20%, terminating 02/11/22	GS	Receive	02/07/20	8,653	(9,923)	(1,270)
USD	1,030	1,030,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.35%, terminating 03/31/22	BOA	Receive	03/27/20	3,863	(4,686)	(823)
USD	32,325	32,325,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.45%, terminating 01/14/21	GS	Receive	01/10/20	39,717	(55,509)	(15,792)
USD	32,325	32,325,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.45%, terminating 01/23/21	GS	Receive	01/21/20	41,027	(57,927)	(16,900)
USD	15,735	15,735,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.45%, terminating 02/03/21	GS	Receive	01/30/20	15,207	(29,154)	(13,947)
USD	26,000	26,000,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.45%, terminating 04/20/21	BOA	Receive	04/16/20	20,150	(62,441)	(42,291)
USD	5,740	5,740,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.78%, terminating 12/15/22	JPMCB	Receive	12/11/20	48,072	(62,351)	(14,279)
USD	5,780	5,780,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.88%, terminating 04/16/22	GS	Receive	04/14/20	42,194	(59,856)	(17,662)
USD	7,530	7,530,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.89%, terminating 12/10/21	GS	Receive	12/06/19	39,834	(68,444)	(28,610)
USD	22,525	22,525,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.90%, terminating 06/02/22	GS	Receive	05/29/20	165,559	(249,302)	(83,743)
USD	7,370	7,370,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.91%, terminating 12/11/21	GS	Receive	12/09/19	38,232	(69,902)	(31,670)
USD	5,690	5,690,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.94%, terminating 04/21/22	BOA	Receive	04/17/20	39,545	(64,154)	(24,609)
USD	10,827	10,827,200	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 12/01/22	GS	Receive	11/27/20	89,054	(155,087)	(66,033)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	17,970	17,970,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.06%, terminating 05/11/22	GS	Receive	05/07/20	$120,174	$(235,477)	$(115,303)
USD	5,333	5,332,800	3 Month USD LIBOR Interest Rate Swap strike @ 3.06%, terminating 12/01/22	JPMCB	Receive	11/27/20	43,796	(77,122)	(33,326)
USD	1,910	1,910,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.08%, terminating 05/18/22	GS	Receive	05/14/20	12,870	(25,787)	(12,917)
USD	5,570	5,570,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.15%, terminating 11/02/22	GS	Receive	10/29/20	44,977	(86,757)	(41,780)
USD	2,790	2,790,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.28%, terminating 11/12/22	BOA	Receive	11/09/20	21,762	(49,182)	(27,420)
USD	3,730	3,730,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.29%, terminating 11/12/21	GS	Receive	11/07/19	18,418	(57,668)	(39,250)
USD	11,000	11,000,000	5 Year Constant Maturity Swap Index, strike @ 0.305% terminating 02/28/19	GS	Receive	02/28/19	990	(1,295)	(305)
Total							$895,056	$(1,509,479)	$(614,423)
			Put swaptions
USD	5,740	5,740,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.78%, terminating 12/15/22	JPMCB	Pay	12/11/20	$48,072	$(25,057)	$23,015
USD	2,830	2,830,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.80%, terminating 01/07/22	GS	Pay	01/03/20	6,594	(5,652)	942
USD	5,780	5,780,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.88%, terminating 04/16/22	GS	Pay	04/14/20	42,194	(12,651)	29,543
USD	7,530	7,530,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.89%, terminating 12/10/21	GS	Pay	12/06/19	39,834	(10,280)	29,554
USD	1,950	1,950,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.90%, terminating 04/18/29	BOA	Pay	04/16/19	50,919	(3,926)	46,993
USD	22,525	22,525,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.90%, terminating 06/02/22	GS	Pay	05/29/20	165,559	(52,184)	113,375
USD	5,805	5,805,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.90%, terminating 07/03/21	JPMCB	Pay	07/01/19	7,256	(2,674)	4,582
USD	17,918	17,917,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.90%, terminating 07/05/21	JPMCB	Pay	07/03/19	19,619	(8,514)	11,105
USD	5,973	5,972,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.90%, terminating 07/05/21	BOA	Pay	07/03/19	5,435	(2,838)	2,597
USD	7,370	7,370,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.91%, terminating 12/11/21	GS	Pay	12/09/19	38,231	(9,363)	28,868
USD	5,690	5,690,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.94%, terminating 04/21/22	BOA	Pay	04/17/20	39,546	(10,643)	28,903
USD	9,510	9,510,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.95%, terminating 07/10/21	JPMCB	Pay	07/08/19	11,412	(3,429)	7,983
USD	10,827	10,827,200	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 12/01/22	GS	Pay	11/27/20	89,053	(28,763)	60,290
USD	17,970	17,970,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.06%, terminating 05/11/22	GS	Pay	05/07/20	120,174	(26,922)	93,252
USD	5,333	5,332,800	3 Month USD LIBOR Interest Rate Swap strike @ 3.06%, terminating 12/01/22	JPMCB	Pay	11/27/20	43,796	(13,918)	29,878
USD	1,910	1,910,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.08%, terminating 05/18/22	GS	Pay	05/14/20	12,811	(2,771)	10,040

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Swaptions written—(concluded)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	3,000	3,000,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.15%, terminating 05/07/22	GS	Pay	05/05/20	$16,575	$(3,508)	$13,067
USD	5,570	5,570,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.15%, terminating 11/02/22	GS	Pay	10/29/20	44,978	(11,569)	33,409
USD	3,290	3,290,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.20%, terminating 02/11/22	GS	Pay	02/07/20	13,110	(2,163)	10,947
USD	4,590	4,590,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 12/31/22	GS	Pay	12/29/20	16,639	(9,205)	7,434
USD	2,790	2,790,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.28%, terminating 11/12/22	BOA	Pay	11/09/20	21,762	(4,664)	17,098
USD	3,730	3,730,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.29%, terminating 11/12/21	GS	Pay	11/07/19	18,417	(854)	17,563
USD	3,900	3,900,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.30%, terminating 09/10/21	GS	Pay	09/06/19	9,244	(401)	8,843
USD	1,030	1,030,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.35%, terminating 03/31/22	BOA	Pay	03/27/20	3,862	(564)	3,298
USD	4,240	4,240,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.35%, terminating 06/02/22	GS	Pay	05/29/20	15,423	(3,238)	12,185
USD	4,210	4,210,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.45%, terminating 06/10/22	GS	Pay	06/08/20	17,429	(2,579)	14,850
USD	2,660	2,660,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 06/17/22	GS	Pay	06/15/20	9,908	(1,484)	8,424
USD	5,280	5,280,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 08/26/22	GS	Pay	08/24/20	17,821	(4,155)	13,666
USD	2,600	2,600,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.87%, terminating 06/09/31	GS	Pay	06/07/21	50,575	(18,419)	32,156
EUR	3,250	3,250,000	6 Month EURIBOR Interest Rate Swap strike @ 0.20%, terminating 01/27/22	GS	Pay	01/23/20	3,871	(2,845)	1,026
EUR	2,645	2,645,000	6 Month EURIBOR Interest Rate Swap strike @ 0.40%, terminating 07/10/21	JPMCB	Pay	07/08/19	10,241	(81)	10,160
EUR	2,610	2,610,000	6 Month EURIBOR Interest Rate Swap strike @ 0.55%, terminating 12/23/22	GS	Pay	12/21/20	9,450	(5,315)	4,135
EUR	1,144	1,144,000	6 Month EURIBOR Interest Rate Swap strike @ 0.60%, terminating 06/27/24	JPMCB	Pay	06/25/19	8,701	(452)	8,249
EUR	5,600	5,600,000	6 Month EURIBOR Interest Rate Swap strike @ 0.60%, terminating 12/16/22	JPMCB	Pay	12/14/20	21,190	(9,965)	11,225
EUR	3,520	3,520,000	6 Month EURIBOR Interest Rate Swap strike @ 1.65%, terminating 02/20/29	JPMCB	Pay	02/18/19	43,671	(2)	43,669
Total							$1,093,372	$(301,048)	$792,324
Total swaptions written							$1,988,428	$(1,810,527)	$177,901

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
36	USD	US Long Bond Futures	March 2019	$5,147,232	$5,280,750	$133,518
45	USD	US Ultra Treasury Note 10 Year Futures	March 2019	5,858,426	5,880,938	22,512
257	USD	US Treasury Note 2 Year Futures	March 2019	54,318,815	54,568,328	249,513
73	USD	US Treasury Note 10 Year Futures	March 2019	8,874,670	8,940,219	65,549
Interest rate futures buy contracts:
84	EUR	German Euro Schatz Futures	March 2019	10,754,287	10,756,374	2,087
Total				$84,953,430	$85,426,609	$473,179
US Treasury futures sell contracts:
40	USD	US Treasury Note 5 Year Futures	March 2019	$(4,594,011)	$(4,594,375)	$(364)
Interest rate futures sell contracts:
32	EUR	German Euro BOBL Futures	March 2019	(4,843,546)	(4,868,852)	(25,306)
44	EUR	German Euro Bund Futures	March 2019	(8,199,615)	(8,343,535)	(143,920)
Total				$(17,637,172)	$(17,806,762)	$(169,590)
Net unrealized appreciation						$303,589

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
ANZ	NZD	700,000	CAD	628,331	03/20/19	$(5,569)
ANZ	AUD	620,000	CAD	593,248	03/20/19	1,037
ANZ	NZD	2,707,739	AUD	2,540,000	03/20/19	(25,874)
BNP	EUR	390,000	SEK	4,003,352	03/20/19	(4,085)
BOA	CAD	638,162	NZD	700,000	03/20/19	(1,921)
BOA	CHF	470,000	NOK	3,980,967	03/20/19	(1,668)
CITI	USD	930,000	JPY	104,140,191	03/20/19	29,511
HSBC	EUR	390,000	NOK	3,768,674	03/20/19	(339)
NTC	CAD	594,926	AUD	620,000	03/20/19	(2,316)
RBC	NOK	3,838,293	EUR	390,000	03/20/19	(7,933)
RBC	NOK	4,109,365	CHF	470,000	03/20/19	(13,587)
RBS	SEK	4,008,983	EUR	390,000	03/20/19	3,461
RBS	JPY	102,673,674	USD	930,000	03/20/19	(15,999)
TD	AUD	1,330,000	NZD	1,401,313	03/20/19	2,120
WBC	AUD	1,210,000	NZD	1,273,106	03/20/19	702
Net unrealized depreciation						$(42,460)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	2,978	12/22/22	Semi-Annual	3 Month USD LIBOR	2.654%	$11,777	$11,729
EUR	430	02/15/28	Annual	6 Month EURIBOR	0.761	7,702	7,691
USD	1,170	12/30/21	Semi-Annual	3 Month USD LIBOR	2.642	3,193	3,174
USD	1,170	12/30/21	Semi-Annual	3 Month USD LIBOR	2.588	1,979	1,960
USD	585	12/31/21	Semi-Annual	3 Month USD LIBOR	2.597	1,094	1,085
USD	585	12/31/21	Semi-Annual	3 Month USD LIBOR	2.594	1,061	1,051
USD	670	11/09/28	Quarterly	3.273%	3 Month USD LIBOR	(36,074)	(36,088)
USD	4,480	11/29/23	Quarterly	3.045	3 Month USD LIBOR	(106,900)	(106,979)
USD	2,780	05/15/44	Quarterly	3.230	3 Month USD LIBOR	(206,524)	(192,254)
USD	834	12/03/24	Quarterly	3.020	3 Month USD LIBOR	(18,883)	(18,898)
USD	578	05/15/44	Quarterly	3.086	3 Month USD LIBOR	(27,534)	(27,549)
USD	6,910	12/31/20	Quarterly	2.857	3 Month USD LIBOR	(29,937)	(30,045)
EUR	5,330	12/11/20	Semi-Annual	0.135	6 Month EURIBOR	(4,002)	(4,099)
USD	2,280	12/16/24	Quarterly	2.872	3 Month USD LIBOR	(35,950)	(35,991)
USD	1,290	12/16/21	Quarterly	2.889	3 Month USD LIBOR	(9,467)	(9,488)
USD	1,569	12/19/24	Quarterly	2.902	3 Month USD LIBOR	(8,319)	(8,345)
EUR	2,100	12/17/22	Semi-Annual	0.420	6 Month EURIBOR	(11,755)	(11,799)
USD	730	12/20/24	Quarterly	2.776	3 Month USD LIBOR	(8,276)	(8,289)
USD	970	12/23/24	Quarterly	2.738	3 Month USD LIBOR	(9,292)	(9,309)
USD	5,860	12/31/20	Quarterly	2.770	3 Month USD LIBOR	(16,773)	(16,866)
EUR	3,430	12/11/20	Semi-Annual	0.160	6 Month EURIBOR	(862)	(925)
EUR	1,900	12/11/20	Semi-Annual	0.165	6 Month EURIBOR	(287)	(322)
USD	480	01/14/25	Semi-Annual	3 Month USD LIBOR	2.603	1,615	1,606
USD	1,160	01/16/22	Semi-Annual	3 Month USD LIBOR	2.549	1,249	1,230
USD	595	05/15/44	Semi-Annual	3 Month USD LIBOR	2.879	5,431	5,416
USD	595	05/15/44	Semi-Annual	3 Month USD LIBOR	2.900	7,791	7,776
USD	2,630	01/31/29	Semi-Annual	3 Month USD LIBOR	2.929	9,910	9,863
USD	575	01/31/22	Semi-Annual	3 Month USD LIBOR	2.615	1,391	1,381
EUR	1,190	02/15/28	Semi-Annual	0.799	6 Month EURIBOR	—	(13)
USD	575	02/03/22	Semi-Annual	3 Month USD LIBOR	2.625	1,505	1,495
USD	575	02/03/22	Semi-Annual	3 Month USD LIBOR	2.581	1,030	1,020
USD	575	02/03/22	Semi-Annual	3 Month USD LIBOR	2.615	1,396	1,386
USD	575	02/03/22	Semi-Annual	3 Month USD LIBOR	2.550	686	676
USD	2,300	11/01/24	Semi-Annual	3 Month USD LIBOR	2.600	7,628	7,587
USD	750	05/15/44	Semi-Annual	3 Month USD LIBOR	2.885	7,710	7,691
EUR	1,190	02/15/28	Annual	6 Month EURIBOR	0.799	25,822	25,822
USD	550	01/03/22	Semi-Annual	3 Month USD LIBOR	2.559	649	640
USD	580	01/03/22	Semi-Annual	3 Month USD LIBOR	2.527	331	321
USD	1,170	01/06/22	Semi-Annual	3 Month USD LIBOR	2.498	29	10
USD	720	01/07/25	Quarterly	2.481	3 Month USD LIBOR	1,618	1,605
USD	720	01/07/25	Quarterly	2.482	3 Month USD LIBOR	1,601	1,589
USD	715	01/07/25	Quarterly	2.526	3 Month USD LIBOR	142	129
USD	5,860	01/08/22	Semi-Annual	3 Month USD LIBOR	2.449	577	487
USD	1,160	01/09/22	Quarterly	2.479	3 Month USD LIBOR	365	346
USD	570	07/22/21	Quarterly	2.715	3 Month USD LIBOR	(1,752)	(1,761)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	910	07/22/21	Quarterly	2.733%	3 Month USD LIBOR	$(3,111)	$(3,126)
USD	1,135	07/24/21	Quarterly	2.716	3 Month USD LIBOR	(3,542)	(3,560)
USD	1,135	07/24/21	Quarterly	2.715	3 Month USD LIBOR	(3,520)	(3,539)
USD	1,150	01/27/22	Quarterly	2.668	3 Month USD LIBOR	(3,898)	(3,917)
USD	575	01/28/22	Quarterly	2.657	3 Month USD LIBOR	(1,832)	(1,842)
USD	600	05/15/44	Quarterly	2.924	3 Month USD LIBOR	(10,475)	(10,490)
USD	6,540	12/31/20	Quarterly	2.731	3 Month USD LIBOR	(14,422)	(14,530)
USD	530	01/31/49	Quarterly	2.919	3 Month USD LIBOR	(9,786)	(9,800)
USD	1,690	08/15/28	Quarterly	2.734	3 Month USD LIBOR	(10,484)	(10,518)
USD	575	02/04/22	Quarterly	3 Month USD LIBOR	2.530%	477	467
USD	1,140	08/05/21	Semi-Annual	3 Month USD LIBOR	2.596	1,015	996
USD	1,140	08/05/21	Semi-Annual	3 Month USD LIBOR	2.543	(156)	(175)
USD	1,140	08/02/21	Semi-Annual	3 Month USD LIBOR	2.534	(378)	(397)
USD	1,140	08/02/21	Semi-Annual	3 Month USD LIBOR	2.533	(399)	(418)
USD	6,640	07/19/24	Quarterly	2.920	3 Month USD LIBOR	(43,245)	(43,346)
USD	270	07/25/28	Quarterly	3.051	3 Month USD LIBOR	(8,916)	(8,921)
USD	430	02/20/53	Semi-Annual	3 Month USD LIBOR	3.080	15,899	15,888
USD	3,500	07/19/26	Semi-Annual	3 Month USD LIBOR	2.978	13,464	13,409
USD	3,970	11/29/28	Semi-Annual	3 Month USD LIBOR	3.143	166,206	166,125
USD	4,670	01/07/22	Semi-Annual	3 Month USD LIBOR	2.345	(13,445)	(13,520)
USD	600	05/15/44	Semi-Annual	3 Month USD LIBOR	2.819	(1,122)	(1,137)
USD	4,316	12/31/20	Semi-Annual	3 Month USD LIBOR	2.548	(3,808)	(3,877)
USD	2,224	12/31/20	Semi-Annual	3 Month USD LIBOR	2.498	(3,861)	(3,896)
USD	600	05/15/44	Semi-Annual	3 Month USD LIBOR	2.744	(9,471)	(9,486)
USD	1,745	01/07/22	Semi-Annual	3 Month USD LIBOR	2.406	(2,999)	(3,027)
USD	1,745	01/07/22	Semi-Annual	3 Month USD LIBOR	2.407	(2,966)	(2,994)
USD	1,163	01/07/22	Semi-Annual	3 Month USD LIBOR	2.453	(959)	(978)
USD	1,740	01/07/22	Semi-Annual	3 Month USD LIBOR	2.485	(347)	(375)
USD	715	01/07/25	Quarterly	2.543	3 Month USD LIBOR	(430)	(443)
USD	1,740	01/07/22	Semi-Annual	3 Month USD LIBOR	2.460	(1,187)	(1,215)
USD	5,975	01/10/23	Quarterly	2.504	3 Month USD LIBOR	(3,204)	(3,296)
USD	610	05/15/44	Semi-Annual	3 Month USD LIBOR	2.827	(282)	(297)
USD	580	01/09/22	Quarterly	2.554	3 Month USD LIBOR	(646)	(655)
USD	1,160	01/10/22	Quarterly	2.585	3 Month USD LIBOR	(1,991)	(2,010)
USD	1,160	01/10/22	Quarterly	2.570	3 Month USD LIBOR	(1,660)	(1,679)
USD	1,160	01/13/22	Quarterly	2.634	3 Month USD LIBOR	(3,092)	(3,111)
USD	1,160	01/13/22	Quarterly	2.633	3 Month USD LIBOR	(3,059)	(3,078)
USD	760	01/10/22	Quarterly	2.623	3 Month USD LIBOR	(1,854)	(1,866)
USD	2,080	01/14/22	Quarterly	2.560	3 Month USD LIBOR	(2,630)	(2,664)
USD	6,400	12/31/20	Quarterly	2.687	3 Month USD LIBOR	(9,348)	(9,452)
USD	1,140	07/18/21	Quarterly	2.664	3 Month USD LIBOR	(2,367)	(2,386)
USD	1,150	01/21/22	Quarterly	2.642	3 Month USD LIBOR	(3,297)	(3,316)
USD	1,150	01/21/22	Quarterly	2.626	3 Month USD LIBOR	(2,937)	(2,956)
USD	570	07/22/21	Quarterly	2.720	3 Month USD LIBOR	(1,812)	(1,821)
USD	525	01/21/22	Quarterly	2.662	3 Month USD LIBOR	(1,705)	(1,714)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
EUR	2,330	08/15/27	Semi-Annual	6 Month EURIBOR	0.820%	$963	$1,152
USD	2,920	10/04/28	Quarterly	3.115%	3 Month USD LIBOR	(135,761)	(134,226)
USD	1,496	10/06/22	Quarterly	3.124	3 Month USD LIBOR	(19,024)	(19,648)
USD	380	10/09/28	Semi-Annual	3 Month USD LIBOR	3.266	22,776	22,769
GBP	2,120	10/15/23	Maturity	3.413	12 Month UK RPI	(12,778)	(12,873)
USD	4,025	10/30/28	Maturity	2.249	12 Month US CPI	(76,085)	(76,245)
GBP	2,120	10/15/23	Maturity	3.450	12 Month UK RPI	(18,476)	(18,569)
EUR	65	08/28/28	Annual	6 Month EURIBOR	0.878	2,147	2,145
USD	260	10/09/28	Quarterly	3.278	3 Month USD LIBOR	(15,863)	(15,868)
GBP	2,120	10/15/28	Maturity	12 Month UK RPI	3.485	20,199	20,089
GBP	2,120	10/15/28	Maturity	12 Month UK RPI	3.505	26,980	26,872
USD	4,025	10/30/23	Maturity	12 Month US CPI	2.164	53,189	53,051
EUR	800	02/20/29	Semi-Annual	1.370	6 Month EURIBOR	(62,709)	(62,730)
USD	13,580	11/22/21	Semi-Annual	3 Month USD LIBOR	3.070	144,973	144,338
EUR	2,200	02/15/28	Annual	6 Month EURIBOR	0.815	51,387	51,332
USD	880	12/12/21	Semi-Annual	3 Month USD LIBOR	2.823	5,342	5,328
USD	1,180	12/12/21	Semi-Annual	3 Month USD LIBOR	2.816	7,017	6,998
USD	825	12/17/26	Semi-Annual	3 Month USD LIBOR	3.048	3,596	3,583
USD	747	12/17/22	Semi-Annual	3 Month USD LIBOR	2.834	5,472	5,460
USD	1,180	12/17/21	Semi-Annual	3 Month USD LIBOR	2.847	7,723	7,704
USD	1,170	12/19/21	Semi-Annual	3 Month USD LIBOR	2.806	6,782	6,763
USD	800	02/15/36	Semi-Annual	3 Month USD LIBOR	2.997	21,167	21,148
USD	3,550	12/22/22	Semi-Annual	3 Month USD LIBOR	2.697	16,853	16,795
USD	2,410	12/22/22	Semi-Annual	3 Month USD LIBOR	2.734	13,125	13,086
USD	1,770	12/20/21	Semi-Annual	3 Month USD LIBOR	2.751	8,379	8,350
USD	2,350	12/23/21	Semi-Annual	3 Month USD LIBOR	2.711	9,377	9,339
USD	1,810	12/22/22	Semi-Annual	3 Month USD LIBOR	2.639	6,653	6,624
EUR	1,150	12/21/22	Annual	6 Month EURIBOR	0.364	4,886	4,862
EUR	760	02/15/28	Annual	6 Month EURIBOR	0.782	15,202	15,183
USD	2,978	12/22/22	Semi-Annual	3 Month USD LIBOR	2.633	10,612	10,564
Total						$(300,783)	$(289,821)

Centrally cleared credit default swap agreements on credit indices—sell protection11

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized depreciation
CDX North American Investment Grade 31 Index	USD	3,795	12/20/23	Quarterly	1.000%	$47,542	$(62,513)	$(14,971)

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Credit default swap agreements on corporate issues—sell protection12

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	Berkshire Hathaway, Inc., bond 2.75%, due 03/15/23	USD	130,000	12/20/22	Quarterly	1.000%	$(2,335)	$2,548	$213
JPMCB	Bristol-Myers Squibb Co., bond, 6.80%, due 11/15/26	USD	25,000	12/20/22	Quarterly	1.000	(733)	638	(95)
BOA	Honeywell International, Inc., bond, 5.70%, due 03/15/36	USD	40,000	12/20/22	Quarterly	1.000	(1,066)	1,190	124
JPMCB	Johnson & Johnson, bond, 1.65%, due 03/01/21	USD	65,000	12/20/22	Quarterly	1.000	(2,056)	2,040	(16)
JPMCB	Pfizer, Inc., bond, 2.20%, due 12/15/21	USD	90,000	12/20/22	Quarterly	1.000	(2,674)	2,704	30
JPMCB	The Procter & Gamble Co., bond, 1.60%, due 11/15/18	USD	90,000	12/20/22	Quarterly	1.000	(2,674)	2,893	219
JPMCB	The Sherwin-Williams Co., bond, 7.38%, due 02/01/27	USD	40,000	12/20/22	Quarterly	1.000	(614)	375	(239)
Total							$(12,152)	$12,388	$236

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$38,454,016	$—	$38,454,016
Federal home loan bank certificate	—	731,073	—	731,073
Federal home loan mortgage corporation certificates	—	29,999,081	—	29,999,081
Federal national mortgage association certificates	—	102,052,185	—	102,052,185
Government national mortgage association certificates	—	43,325,434	—	43,325,434
Collateralized mortgage obligations	—	24,367,597	—	24,367,597
Asset-backed securities	—	16,520,725	—	16,520,725
Corporate notes	—	151,853,959	75,788	151,929,747
Non-US government obligations	—	5,535,297	—	5,535,297
Municipal bonds and notes	—	341,477	—	341,477
Options purchased	33,638	—	—	33,638
Swaptions purchased	—	1,225,106	—	1,225,106
Short-term investment	—	2,621,471	—	2,621,471
Investment of cash collateral from securities loaned	—	3,297,688	—	3,297,688
Futures contracts	473,179	—	—	473,179
Forward foreign currency contracts	—	36,831	—	36,831
Swap agreements	—	779,531	—	779,531
Total	$506,817	$421,141,471	$75,788	$421,724,076

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Fair valuation summary—(concluded)

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Liabilities
Investments sold short	$—	$(87,571,435)	$—	$(87,571,435)
Options written	(25,413)	—	—	(25,413)
Swaptions written	—	(1,810,527)	—	(1,810,527)
Futures contracts	(169,590)	—	—	(169,590)
Forward foreign currency contracts	—	(79,291)	—	(79,291)
Swap agreements	—	(1,130,439)	—	(1,130,439)
Total	$(195,003)	$(90,591,692)	$—	$(90,786,695)

At January 31, 2019, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the year ended January 31, 2019:

Corporate notes
Beginning balance	$4,008,000
Purchases	75,000
Sales	(2,000,000)
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	(7,354)
Transfers into Level 3	—
Transfers out of Level 3	(1,999,858)
Ending balance	$75,788

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2019, was $788. Transfers out of Level 3 represent the value at the end of the period. At January 31, 2019, securities were transferred from Level 3 to Level 2 as the valuation is based primarily on observable inputs from an established pricing source.

Portfolio footnotes

†  Amount represents less than 0.05%

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

3  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $57,070,584, represented 16.3% of the Portfolio's net assets at period end.

5  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

6  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

7  Security, or portion thereof, was on loan at the period end.

8  Perpetual investment. Date shown reflects the next call date.

9  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

10  Payments made or received are based on the notional amount.

11  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Performance

For the 6 months ended January 31, 2019, the Portfolio's Class P shares returned 2.16% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Government/Credit Index (the "benchmark") returned 2.63% and the Lipper Core Plus Bond Funds category posted a median return of 2.18%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 68. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2

The Portfolio underperformed the benchmark during the reporting period. Allocations to Treasury Inflation-Protected Securities (TIPS) and US high-yield corporate bonds were the main detractors over the period. TIPS exposure was a headwind for returns as market expectations for inflation diminished over the period, partly due to lower oil prices. US high-yield corporate bond credit spreads widened on equity weakness and deteriorating risk sentiment. Having a duration that was shorter than that of the benchmark was also a headwind for results, as rates rallied sharply over the fourth quarter of 2018. Non-US developed market interest rate strategies detracted from performance, including overall short positions to Japanese and Italian interest rates, as yields in these regions fell during the period.

On the upside, spread sector strategies overall added to performance. An underweight to investment-grade credit was positive for returns as the sector underperformed like-duration Treasuries. Exposures to floating-rate bank loans and securitized product also modestly added to performance. This was partially offset by an allocation to agency mortgages, as the sector lagged like-duration Treasuries.

Lastly, overall currency strategies contributed to performance. Tactical exposure to higher carry (yielding) emerging markets currencies, including the Turkish lira and Mexican peso, were additive for results.

During the reporting period, financial derivatives were used to manage interest rate risk and shorten overall Portfolio duration relative to the benchmark, as well as to hedge credit risk. The use of these instruments for interest rate management modestly detracted from performance as yields fell. The overall use of currency forwards and currency options was positive for results as these securities generated positive income. The use of credit default swaps and options on credit default swaps to hedge credit exposures were generally additive as credit spreads widened.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Investment Advisers LLC ("Neuberger Berman")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA

PIMCO: Scott Mather;
Neuberger Berman: Thanos Bardas, David M. Brown, Andrew A. Johnson, Thomas J. Marthaler, Bradley C. Tank and Ashok Bhatia

Objective:

Total return consisting of income and capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

• An "opportunistic fixed income" strategy that employs a consistently applied, risk managed approach to portfolio management that leverages the

(continued on next page)

PACE Strategic Fixed Income Investments

Investment process
(concluded)

subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.03%	1.25%	2.60%	5.29%
Class Y2	2.16	1.43	2.82	5.54
Class P3	2.16	1.49	2.84	5.55
After deducting maximum sales charge
Class A1	(1.80)	(2.55)	1.82	4.88
Bloomberg Barclays US Government/Credit Index[4]	2.63	1.93	2.47	3.74
Lipper Core Plus Bond Funds median	2.18	1.41	2.46	5.07

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.79%	(1.42)%	2.56%	5.07%
Class Y2	0.84	(1.18)	2.76	5.31
Class P3	0.83	(1.18)	2.80	5.32
After deducting maximum sales charge
Class A1	(3.01)	(5.13)	1.78	4.67

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, supplemented from time to time, were as follows: Class A—1.05% and 1.01%; Class Y—0.93% and 0.76%; and Class P—0.84% and 0.76%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.96%; Class Y—0.71%; and Class P—0.71%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Government/Credit Index is an unmanaged index composed of US government, government-related and investment-grade US corporate issues and non-corporate foreign debentures, denominated in US dollars with at least one year to maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Strategic Fixed Income Investments

Portfolio statistics—January 31, 2019 (unaudited)

Characteristics
Weighted average duration	4.26 yrs.
Weighted average maturity	6.53 yrs.
Average coupon	3.92%
Top ten holdings[1]	Percentage of net assets
FNMA TBA, 4.000%	14.9%
FNMA TBA, 3.500%	7.4
US Treasury Bond, 2.500% due 02/15/45	6.6
US Treasury Note, 2.125% due 09/30/21	3.7
FNMA TBA, 3.000%	2.5
US Treasury Note, 2.000% due 02/28/21	2.3
US Treasury Inflation Index Note (TIPS), 0.750% due 07/15/28	2.2
US Treasury Note, 2.125% due 09/30/24	1.5
GNMA REMIC, Trust Series 2005-26, Class ZA, 5.500% due 01/20/35	1.4
US Treasury Note, 1.875% due 08/31/22	1.3
Total	43.8%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	80.3%
United Kingdom	4.9
Cayman Islands	2.3
Netherlands	1.9
Japan	1.6
Total	91.0%
Asset allocation[1]	Percentage of net assets
Corporate notes	60.6%
US government obligations	28.9
US government agency mortgage pass-through certificates	28.1
Collateralized mortgage obligations	13.2
Asset-backed securities	10.7
Non-US government obligations	4.1
Municipal bonds and notes	1.1
Loan assignments	0.5
Short-term US government obligation	0.1
Options, swaptions, futures, swaps and forward foreign currency contracts	0.0 *
Cash equivalents and other assets less liabilities	(47.3)
Total	100.0%

*  Amount represents less than 0.05%.

1  The Portfolio is actively managed and its composition will vary over time.

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
US government obligations—28.9%
US Treasury Bonds 2.250%, due 08/15/46	2,060,000	$1,767,657
2.500%, due 02/15/45	53,400,000	48,573,141
2.750%, due 08/15/42	1,410,000	1,356,519
2.750%, due 11/15/42	3,200,000	3,075,250
2.875%, due 05/15/43	3,500,000	3,432,188
2.875%, due 08/15/45	8,500,000	8,312,734
3.000%, due 11/15/44	7,200,000	7,214,344
3.000%, due 05/15/45[2]	200,000	200,430
3.000%, due 02/15/48	3,000,000	2,994,141
3.125%, due 08/15/44	2,100,000	2,151,434
3.625%, due 02/15/44	1,400,000	1,557,609
3.875%, due 08/15/40	1,095,000	1,263,656
US Treasury Inflation Index Bonds (TIPS) 0.875%, due 02/15/47[2]	939,438	891,169
1.000%, due 02/15/46	1,361,690	1,333,037
2.500%, due 01/15/29	5,030,761	5,845,640
3.625%, due 04/15/28	2,041,583	2,550,197
3.875%, due 04/15/29	1,816,972	2,357,072
US Treasury Inflation Index Note (TIPS) 0.750%, due 07/15/28[2]	16,256,291	16,264,123
US Treasury Notes 1.375%, due 01/15/20	810,000	800,951
1.875%, due 08/31/22	9,600,000	9,415,500
2.000%, due 02/28/21	16,900,000	16,738,922
2.000%, due 10/31/22[2]	1,000,000	984,375
2.125%, due 09/30/21	27,500,000	27,270,117
2.125%, due 12/31/21	270,000	267,690
2.125%, due 09/30/24	10,900,000	10,697,328
2.250%, due 04/30/21	6,500,000	6,469,531
2.250%, due 07/31/21	1,735,000	1,726,393
2.250%, due 02/15/27	995,000	971,174
2.250%, due 08/15/27[2]	5,000,000	4,866,992
2.250%, due 11/15/27	9,145,000	8,886,368
2.375%, due 08/15/24	3,820,000	3,800,303
2.375%, due 05/15/27	8,000,000	7,877,813
Total US government obligations (cost—$218,194,462)		211,913,798
Government national mortgage association certificates—0.0%†
GNMA II ARM 1 year CMT + 1.500%, 3.125%, due 11/20/23[3]	1,627	1,661
1 year CMT + 1.500%, 3.375%, due 01/20/26[3]	4,245	4,357
1 year CMT + 1.500%, 3.625%, due 05/20/26[3]	8,057	8,267
1 year CMT + 1.500%, 3.750%, due 07/20/25[3]	2,426	2,492
Total government national mortgage association certificates (cost—$16,522)		16,777
Federal home loan mortgage corporation certificates—0.6%
FHLMC 7.645%, due 05/01/25	783,205	873,472
	Face amount[1]	Value
Federal home loan mortgage corporation certificates—(concluded)
FHLMC ARM 12 mo. USD LIBOR + 1.815%, 3.956%, due 03/01/36[3]	14,288	$14,497
FHLMC TBA 4.000%	2,370,000	2,427,121
4.500%	930,000	966,709
Total federal home loan mortgage corporation certificates (cost—$4,185,727)		4,281,799
Federal housing administration certificates—0.0%†
FHA GMAC 7.430%, due 06/01/21	472	472
FHA Reilly 7.430%, due 10/01/20	853	853
Total federal housing administration certificates (cost—$1,329)		1,325
Federal national mortgage association certificates—27.5%
FNMA 3.310%, due 07/01/23	593,961	608,261
3.500%, due 11/01/21	1,042,037	1,062,966
4.500%, due 04/01/29	161,548	168,278
5.407%, due 11/01/34	6,891,884	6,975,510
FNMA ARM 12 mo. USD LIBOR + 1.420%, 3.420%, due 03/01/36[3]	10,172	10,273
12 mo. MTA + 1.400%, 3.557%, due 08/01/40[3]	22,350	22,203
12 mo. USD LIBOR + 1.912%, 3.787%, due 02/01/36[3]	25,868	26,995
1 year CMT + 2.101%, 3.853%, due 05/01/30[3]	28,945	29,799
12 mo. USD LIBOR + 1.814%, 3.909%, due 03/01/36[3]	23,142	24,439
12 mo. USD LIBOR + 1.912%, 3.912%, due 03/01/36[3]	23,148	24,227
1 year CMT + 2.250%, 4.000%, due 05/01/27[3]	5,641	5,731
12 mo. USD LIBOR + 1.889%, 4.108%, due 03/01/36[3]	32,473	33,672
1 year CMT + 2.223%, 4.123%, due 04/01/27[3]	8,805	9,158
6 mo. USD LIBOR + 1.538%, 4.270%, due 01/01/36[3]	23,513	24,484
12 mo. USD LIBOR + 2.015%, 4.640%, due 06/01/36[3]	8,209	8,225
1 year CMT + 2.268%, 4.643%, due 10/01/35[3]	4,434	4,621
12 mo. USD LIBOR + 1.942%, 4.692%, due 09/01/35[3]	6,952	7,241
12 mo. USD LIBOR + 1.652%, 4.696%, due 12/01/35[3]	62,650	65,623
12 mo. USD LIBOR + 1.780%, 4.780%, due 11/01/35[3]	25,276	26,243

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Federal national mortgage association certificates—(concluded)
1 year CMT + 2.645%, 4.942%, due 01/01/36[3]		24,155	$25,638
FNMA ARM COFI 3.250%, due 11/01/26[5,6]		12,431	11,318
FNMA TBA 3.000%		19,000,000	18,652,656
3.500%		55,000,000	55,240,937
4.000%		115,075,000	117,654,054
4.500%		1,000,000	1,037,754
Total federal national mortgage association certificates (cost—$200,578,082)			201,760,306
Collateralized mortgage obligations—13.2%
Alba PLC, Series 2007-1, Class A3
3 mo. LIBOR GBP + 0.170%, 1.076%, due 03/17/39[3,7]	GBP	476,742	580,985
ARM Trust, Series 2005-5, Class 2A1
4.160%, due 09/25/35[8]		108,437	101,096
Ashford Hospitality Trust, Series KEYS, Class A
1 mo. USD LIBOR + 1.000%, 3.509%, due 05/15/35[3,9]		1,500,000	1,496,403
Banc of America Funding Corp., Series 2005-D, Class A1
4.522%, due 05/25/35[8]		525,926	549,000
Banc of America Merrill Lynch Large Loan, Series 2012-PARK, Class A
2.959%, due 12/10/30[9]		1,000,000	1,006,068
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3
4.817%, due 07/20/32[8]		608	616
Series 2004-H, Class 2A2 4.440%, due 09/25/34[8]		599,986	590,234
BBCCRE Trust, Series 2015-GTP, Class A 3.966%, due 08/10/33[9]		3,600,000	3,688,593
BCAP LLC Trust, Series 2011-RR10, Class 3A5 4.704%, due 06/26/35[8,9]		196,085	194,695
Series 2014-RR5, Class 1A3 1 mo. USD LIBOR + 0.225%, 2.731%, due 01/26/36[3,9]		708,660	698,020
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A
3.919%, due 10/25/33[8]		4,203	4,362
Series 2004-9, Class 2A1 4.266%, due 09/25/34[8]		302,536	284,564
Series 2005-7, Class 22A1 4.310%, due 09/25/35[8]		501,150	412,411
Series 2006-1, Class 21A2 4.090%, due 02/25/36[8]		635,592	550,173
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Bear Stearns ARM Trust, Series 2003-1, Class 6A1 4.368%, due 04/25/33[8]	21,817	$22,019
Series 2003-5, Class 2A1 4.273%, due 08/25/33[8]	101,659	101,746
Series 2004-3, Class 1A2 4.257%, due 07/25/34[8]	98,820	97,170
Series 2004-6, Class 2A1 4.137%, due 09/25/34[8]	525,827	524,681
Series 2004-7, Class 1A1 4.750%, due 10/25/34[8]	175,875	168,626
Chase Mortgage Finance Corp., Series 2005-S3, Class A10 5.500%, due 11/25/35	1,791,231	1,729,634
Series 2007-S6, Class 2A1 5.500%, due 12/25/22	692,620	482,436
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class XA, IO 1.379%, due 02/10/48[8]	3,521,010	225,039
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A 1 year CMT + 2.400%, 4.490%, due 05/25/35[3]	176,361	177,103
Series 2005-4, Class A 4.458%, due 08/25/35[8]	451,630	455,703
Series 2005-6, Class A2 1 year CMT + 2.150%, 4.240%, due 09/25/35[3]	36,514	36,938
Series 2005-6, Class A3 1 year CMT + 1.800%, 3.890%, due 09/25/35[3]	6,834	6,664
COMM Mortgage Trust, Series 2014-LC15, Class XA, IO 1.254%, due 04/10/47[8]	11,758,438	452,489
Series 2014-UBS3, Class XA, IO 1.272%, due 06/10/47[8]	3,471,909	145,395
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	34,774	35,447
Series 2005-62, Class 2A1 12 mo. MTA + 1.000%, 3.252%, due 12/25/35[3]	194,033	170,179
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	509,058	417,924
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A 4.966%, due 01/25/34[8,9]	633,851	598,399
Series 2004-12, Class 11A1 3.908%, due 08/25/34[8]	152,269	142,990
Series 2004-12, Class 11A2 3.908%, due 08/25/34[8]	97,429	94,036
Series 2004-12, Class 12A1 4.128%, due 08/25/34[8]	20,438	19,854
Series 2005-HYB9, Class 5A1 12 mo. USD LIBOR + 1.750%, 4.667%, due 02/20/36[3]	179,976	163,070

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A 1 mo. USD LIBOR + 0.260%, 2.766%, due 08/19/45[3]	243,939	$232,569
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	26,782	28,181
Series 1278, Class K 7.000%, due 05/15/22	4,740	4,870
Series 1367, Class KA 6.500%, due 09/15/22	257	269
Series 1502, Class PX 7.000%, due 04/15/23	90,029	94,801
Series 1503, Class PZ 7.000%, due 05/15/23	27,352	29,015
Series 1534, Class Z 5.000%, due 06/15/23	27,998	28,522
Series 1548, Class Z 7.000%, due 07/15/23	20,118	21,152
Series 1562, Class Z 7.000%, due 07/15/23	30,550	32,487
Series 1694, Class Z 6.500%, due 03/15/24	18,264	19,463
Series 2017-DNA1, Class M2 1 mo. USD LIBOR + 3.250%, 5.760%, due 07/25/29[3]	515,000	552,755
Series 2017-DNA2, Class M2 1 mo. USD LIBOR + 3.450%, 5.960%, due 10/25/29[3]	1,190,000	1,284,345
Series 2017-DNA3, Class M2 1 mo. USD LIBOR + 2.500%, 5.010%, due 03/25/30[3]	320,000	328,693
Series 2017-HQA2, Class M2 1 mo. USD LIBOR + 2.650%, 5.160%, due 12/25/29[3]	1,320,000	1,360,544
Series 2018-HQA1, Class M2 1 mo. USD LIBOR + 2.300%, 4.810%, due 09/25/30[3]	870,000	863,397
Series 2061, Class Z 6.500%, due 06/15/28	64,178	69,905
Series 2400, Class FQ 1 mo. USD LIBOR + 0.500%, 3.009%, due 01/15/32[3]	43,577	43,750
Series 2764, Class LZ 4.500%, due 03/15/34	547,070	567,165
Series 2764, Class ZG 5.500%, due 03/15/34	1,574,537	1,700,052
Series 2835, Class JZ 5.000%, due 08/15/34	362,617	386,291
Series 2921, Class PG 5.000%, due 01/15/35	2,220,821	2,374,073
Series 2983, Class TZ 6.000%, due 05/15/35	1,367,278	1,511,661
Series 3149, Class CZ 6.000%, due 05/15/36	1,463,318	1,624,264
Series T-054, Class 2A 6.500%, due 02/25/43	468,651	537,609
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series T-058, Class 2A 6.500%, due 09/25/43	1,576,100	$1,799,338
Series T-075, Class A1 1 mo. USD LIBOR + 0.040%, 2.546%, due 12/25/36[3]	138,701	138,563
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 4.261%, due 08/25/35[8]	20,024	16,478
FNMA Connecticut Avenue Securities, Series 2017-C03, Class 1M2 1 mo. USD LIBOR + 3.000%, 5.510%, due 10/25/29[3]	680,000	719,128
Series 2017-C03, Class 2M2 1 mo. USD LIBOR + 2.800%, 5.310%, due 02/25/30[3]	410,000	418,537
Series 2017-C04, Class 2M2 1 mo. USD LIBOR + 2.850%, 5.360%, due 11/25/29[3]	1,300,000	1,345,218
Series 2017-C05, Class 1M2
1 mo. USD LIBOR + 2.200%, 4.710%, due 01/25/30[3]	515,000	524,073
Series 2017-C06, Class 1M2
1 mo. USD LIBOR + 2.650%, 5.160%, due 02/25/30[3]	320,000	329,750
Series 2017-C07, Class 2M2
1 mo. USD LIBOR + 2.500%, 5.010%, due 05/25/30[3]	1,040,000	1,058,766
Series 2018-C01, Class 1M2
1 mo. USD LIBOR + 2.250%, 4.760%, due 07/25/30[3]	725,000	730,983
Series 2018-C02, Class 2M2
1 mo. USD LIBOR + 2.200%, 4.710%, due 08/25/30[3]	580,000	576,227
FNMA REMIC, Series 1991-065, Class Z 6.500%, due 06/25/21	449	459
Series 1992-129, Class L 6.000%, due 07/25/22	1,122	1,165
Series 1993-060, Class Z 7.000%, due 05/25/23	22,683	24,058
Series 1993-070, Class Z 6.900%, due 05/25/23	3,699	3,897
Series 1993-096, Class PZ 7.000%, due 06/25/23	19,395	20,503
Series 1993-160, Class ZB 6.500%, due 09/25/23	8,739	9,050
Series 1993-163, Class ZB 7.000%, due 09/25/23	1,917	2,019
Series 1998-066, Class FG
1 mo. USD LIBOR + 0.300%, 2.810%, due 12/25/28[3]	11,614	11,665
Series 1999-W4, Class A9 6.250%, due 02/25/29	170,963	181,190
Series 2000-034, Class F
1 mo. USD LIBOR + 0.450%, 2.960%, due 10/25/30[3]	2,898	2,908

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2002-080, Class A1 6.500%, due 11/25/42	621,076	$682,181
Series 2003-064, Class AH 6.000%, due 07/25/33	1,549,671	1,702,346
Series 2003-W8, Class 2A 7.000%, due 10/25/42	32,281	36,661
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	496,191	546,046
Series 2004-W8, Class 2A 6.500%, due 06/25/44	475,406	528,499
Series 2005-024, Class ZE 5.000%, due 04/25/35	708,691	756,435
Series 2005-120, Class ZU 5.500%, due 01/25/36	1,735,444	1,889,826
Series 2006-065, Class GD 6.000%, due 07/25/26	601,718	632,611
Series 2017-C02, Class 2M2 1 mo. USD LIBOR + 3.650%, 6.160%, due 09/25/29[3]	1,508,000	1,626,769
Trust 1993-037, Class PX 7.000%, due 03/25/23	4,319	4,519
Trust G92-040, Class ZC 7.000%, due 07/25/22	2,483	2,575
GNMA REMIC, Trust Series 2002-031, Class FW 1 mo. USD LIBOR + 0.400%, 2.910%, due 06/16/31[3]	33,351	33,518
Trust Series 2003-98, Class Z 6.000%, due 11/20/33	4,335,326	4,802,372
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35	9,458,949	10,260,743
Trust Series 2015-H20, Class FB 1 mo. USD LIBOR + 0.600%, 2.947%, due 08/20/65[3]	1,416,207	1,421,231
Trust Series 2016-154, Class WF 1 mo. USD LIBOR + 0.400%, 2.920%, due 11/20/45[3]	749,058	746,096
Trust Series 2016-H11, Class F 1 mo. USD LIBOR + 0.800%, 3.147%, due 05/20/66[3]	1,053,792	1,066,146
Trust Series 2016-H15, Class FA 1 mo. USD LIBOR + 0.800%, 3.147%, due 07/20/66[3]	1,945,316	1,967,391
Trust Series 2016-H19, Class FE 1 mo. USD LIBOR + 0.370%, 2.717%, due 06/20/61[3]	183,239	183,171
Trust Series 2017-182, Class FW 1 mo. USD LIBOR + 0.350%, 2.870%, due 05/20/47[3]	1,120,831	1,121,649
Trust Series 2018-38, Class WF 1 mo. USD LIBOR + 0.300%, 2.820%, due 10/20/43[3]	2,749,750	2,749,540
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.527%, due 09/25/35[8]	300,834	305,990
	Face amount[1]		Value
Collateralized mortgage obligations—(continued)
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 1 mo. USD LIBOR + 0.700%, 3.206%, due 01/19/35[3]		46,909	$42,911
Series 2005-4, Class 3A1 4.096%, due 07/19/35[8]		231,981	218,098
Housing Security, Inc., Series 1992-8, Class B 2.705%, due 06/25/24[5,6,8]		2,374	2,374
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class A 1 mo. USD LIBOR + 1.000%, 3.509%, due 06/15/32[3,9]		1,900,000	1,890,467
Series 2018-PHH, Class A 1 mo. USD LIBOR + 0.910%, 3.419%, due 06/15/35[3,9]		1,600,000	1,592,958
JPMorgan Mortgage Trust, Series 2005-A8, Class 1A1 4.267%, due 11/25/35[8]		770,982	733,599
Series 2006-A4, Class 2A2 4.109%, due 06/25/36[8]		366,639	343,922
Ludgate Funding PLC, Series 2007-1, Class A2A 3 mo. LIBOR GBP + 0.160%, 1.070%, due 01/01/61[3,7]	GBP	1,700,302	2,063,364
Series 2008-W1X, Class A1 3 mo. LIBOR GBP + 0.600%, 1.510%, due 01/01/61[3,7]		GBP 727,249	909,460
Mansard Mortgages, Series 2007-1X, Class A2 3 mo. LIBOR GBP + 0.180%, 1.108%, due 04/15/47[3,7]	GBP	1,088,581	1,340,576
Morgan Stanley Capital I Trust, Series 2014-CPT, Class B 3.446%, due 07/13/29[8,9]		1,800,000	1,796,151
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1 6.500%, due 02/25/35[9]		717,216	715,897
Nomura Resecuritization Trust, Series 2014-7R, Class 2A3
1 mo. USD LIBOR + 0.200%, 2.706%, due 12/26/35[3,9]		1,520,016	1,497,764
Reperforming Loan REMIC Trust, Series 2006-R1, Class AF1
1 mo. USD LIBOR + 0.340%, 2.850%, due 01/25/36[3,9]		863,349	845,392
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6
1 mo. USD LIBOR + 0.450%, 2.960%, due 12/25/36[3]		995,666	290,183
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23 5.500%, due 12/25/34		508,966	514,081

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Collateralized mortgage obligations—(concluded)
Sequoia Mortgage Trust, Series 2007-3, Class 1A1 1 mo. USD LIBOR + 0.200%, 2.703%, due 07/20/36[3]		165,629	$157,714
Structured ARM Loan Trust, Series 2004-8, Class 3A 4.394%, due 07/25/34[8]		343,947	341,435
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 1 mo. USD LIBOR + 0.660%, 3.163%, due 09/19/32[3]		84,427	82,172
Series 2006-AR3, Class 11A1 1 mo. USD LIBOR + 0.210%, 2.720%, due 04/25/36[3]		1,598,406	1,477,070
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1 4.220%, due 09/25/37[8]		828,596	827,161
United States Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19		9,655	9,712
Series 2002-20K, Class 1 5.080%, due 11/01/22		170,348	174,037
Series 2005-20H, Class 1 5.110%, due 08/01/25		212,580	219,921
Series 2007-20D, Class 1 5.320%, due 04/01/27		822,564	855,220
Uropa Securities PLC, Series 2007-1, Class A3A 3 mo. LIBOR GBP + 0.200%, 1.118%, due 10/10/40[3,7]	GBP	3,095,821	3,769,510
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A 12 mo. MTA + 1.400%, 3.652%, due 06/25/42[3]		17,427	16,815
Series 2005-AR13, Class A1A1 1 mo. USD LIBOR + 0.290%, 2.800%, due 10/25/45[3]		620,822	613,840
Series 2006-AR2, Class 2A1 3.476%, due 03/25/36[8]		696,887	632,974
Series 2006-AR9, Class 1A 12 mo. MTA + 1.000%, 3.252%, due 08/25/46[3]		715,258	664,966
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 4.903%, due 12/25/33[8]		107,155	109,736
Series 2004-CC, Class A1 4.986%, due 01/25/35[8]		44,734	45,690
Series 2004-DD, Class 2A6 5.038%, due 01/25/35[8]		412,565	425,224
Series 2006-AR2, Class 2A1 4.772%, due 03/25/36[8]		411,364	418,096
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class XA, IO 0.846%, due 09/15/57[8]		6,973,594	242,948
Series 2014-LC14, Class XA, IO 1.270%, due 03/15/47[8]		3,596,390	164,906
Total collateralized mortgage obligations (cost—$94,570,549)			97,147,229
	Face amount[1]		Value
Asset-backed securities—10.7%
Accredited Mortgage Loan Trust, Series 2004-2, Class A1 1 mo. USD LIBOR + 0.580%, 3.090%, due 07/25/34[3]		1,068,697	$1,049,161
Ally Auto Receivables Trust, Series 2017-3, Class A2 1.530%, due 03/16/20		20,527	20,517
Series 2018-3, Class A2 2.720%, due 05/17/21		1,900,000	1,898,191
AM Capital Funding LLC, Series 2018-1, Class A 4.980%, due 12/15/23[9]		440,000	449,332
American Express Credit Account Master Trust, Series 2017-4, Class A 1.640%, due 12/15/21		2,600,000	2,591,626
Americredit Automobile Receivables Trust, Series 2018-1, Class A2B 1 mo. USD LIBOR + 0.230%, 2.743%, due 07/19/21[3]		944,176	943,895
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL1, Class A 1 mo. USD LIBOR + 1.300%, 3.809%, due 04/15/27[3,9]		2,000,000	1,990,629
Avery Point III CLO Ltd., Series 2013-3A, Class AR 3 mo. USD LIBOR + 1.120%, 3.900%, due 01/18/25[3,9]		289,992	289,851
Avery Point IV CLO Ltd., Series 2014-1A, Class AR 3 mo. USD LIBOR + 1.100%, 3.871%, due 04/25/26[3,9]		896,063	896,058
Capital One Multi-Asset Execution Trust, Series 2016-A1, Class A1 1 mo. USD LIBOR + 0.450%, 2.959%, due 02/15/22[3]		1,800,000	1,801,080
Chase Issuance Trust, Series 2016-A2, Class A 1.370%, due 06/15/21		1,440,000	1,432,389
CHEC Loan Trust, Series 2004-2, Class M1 1 mo. USD LIBOR + 0.640%, 3.150%, due 06/25/34[3]		528,755	519,726
Chesapeake Funding II LLC, Series 2018-2A, Class A1 3.230%, due 08/15/30[9]		1,900,000	1,904,598
Series 2018-2A, Class A2 1 mo. USD LIBOR + 0.370%, 2.879%, due 08/15/30[3,9]		1,900,000	1,895,377
Cork Street CLO Designated Activity Co. Series 1A, Class A1BE 3 mo. Euribor + 0.760%, 0.760%, due 11/27/28[3,9]	EUR	2,400,000	2,739,196
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[10]		344,308	139,399

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(continued)
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 1 mo. USD LIBOR + 0.820%, 3.329%, due 09/15/29[3]	43,863	$42,957
Evans Grove CLO Ltd., Series 2018-1A, Class A1 3 mo. USD LIBOR + 0.920%, 3.627%, due 05/28/28[3,9]	1,600,000	1,584,181
Figueroa CLO Ltd., Series 2014-1A, Class AR 3 mo. USD LIBOR + 0.900%, 3.687%, due 01/15/27[3,9]	1,600,000	1,593,190
First Frankin Mortgage Loan Trust, Series 2005-FFH3, Class M2 1 mo. USD LIBOR + 0.795%, 3.305%, due 09/25/35[3]	564,437	565,539
Flagship VII Ltd., Series 2013-7A, Class A1R 3 mo. USD LIBOR + 1.120%, 3.881%, due 01/20/26[3,9]	430,234	430,196
Gallatin CLO IX Ltd., Series 2018-1A, Class A 3 mo. USD LIBOR + 1.050%, 3.811%, due 01/21/28[3,9]	1,600,000	1,593,618
GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A2 1 mo. USD LIBOR + 0.380%, 2.889%, due 03/15/23[3,9]	1,900,000	1,898,004
GSAMP Trust, Series 2006-HE4, Class A1 1 mo. USD LIBOR + 0.140%, 2.650%, due 06/25/36[3]	1,801,920	1,750,281
Home Equity Asset Trust, Series 2005-2, Class M5 1 mo. USD LIBOR + 1.095%, 3.605%, due 07/25/35[3]	1,000,000	1,004,588
Jamestown CLO V Ltd., Series 2014-5A, Class AR 3 mo. USD LIBOR + 1.220%, 3.993%, due 01/17/27[3,9]	960,938	961,005
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1 1 mo. USD LIBOR + 0.390%, 2.900%, due 05/25/35[3]	2,400,000	2,371,892
Series 2006-WMC1, Class A1 1 mo. USD LIBOR + 0.180%, 2.690%, due 03/25/36[3]	115,480	115,442
JPMorgan Mortgage Acquisition Trust, Series 2006-NC1, Class A1 1 mo. USD LIBOR + 0.170%, 2.680%, due 04/25/36[3]	541,297	539,286
Series 2007-CH1, Class MV2 1 mo. USD LIBOR + 0.280%, 2.790%, due 11/25/36[3]	1,680,000	1,671,011
Series 2007-CH2, Class AV1 1 mo. USD LIBOR + 0.160%, 2.670%, due 01/25/37[3]	155,987	155,877
	Face amount[1]	Value
Asset-backed securities—(continued)
LoanCore Issuer Ltd., Series 2018-CRE1, Class A 1 mo. USD LIBOR + 1.310%, 3.639%, due 05/15/28[3,9]	1,600,000	$1,583,221
Loomis Sayles CLO II Ltd., Series 2015-2A, Class A1R 3 mo. USD LIBOR + 0.900%, 3.679%, due 04/15/28[3,9]	1,900,000	1,880,569
LP Credit Card ABS Master Trust, Series 2018-1, Class A 1 mo. USD LIBOR + 1.550%, 4.053%, due 08/20/24[3,9]	1,509,800	1,512,718
M360 LLC, Series 2018-CRE1, Class A 4.395%, due 07/24/28[9]	1,600,000	1,598,199
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2 1 mo. USD LIBOR + 0.705%, 3.215%, due 12/25/34[3]	226,566	208,011
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1 1 mo. USD LIBOR + 1.575%, 4.085%, due 11/25/32[3]	639,878	638,700
Mountain View CLO Ltd., Series 2014-1A, Class ARR 3 mo. USD LIBOR + 0.800%, 3.587%, due 10/15/26[3,9]	1,159,142	1,152,740
Navient Private Education Loan Trust, Series 2018-BA, Class A1 1 mo. USD LIBOR + 0.350%, 2.859%, due 12/15/59[3,9]	906,732	905,603
Navient Private Education Refi Loan Trust, Series 2018-CA, Class A1 3.010%, due 06/16/42[9]	1,349,953	1,346,767
Navient Student Loan Trust, Series 2016-6A, Class A1 1 mo. USD LIBOR + 0.480%, 2.990%, due 03/25/66[3,9]	854	854
New Century Home Equity Loan Trust, Series 2005-B, Class M1 1 mo. USD LIBOR + 0.480%, 2.990%, due 10/25/35[3]	1,900,000	1,824,300
Series 2005-D, Class A2D 1 mo. USD LIBOR + 0.330%, 2.840%, due 02/25/36[3]	1,049,551	1,047,303
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A 3.430%, due 12/16/24[9]	1,600,000	1,604,634
RASC, Series 2005-KS11 Trust, Class M2 1 mo. USD LIBOR + 0.420%, 2.930%, due 12/25/35[3]	1,100,000	1,096,154
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2 1 mo. USD LIBOR + 1.350%, 3.860%, due 12/25/34[3]	753,022	751,769

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(continued)
Saxon Asset Securities Trust, Series 2004-1, Class M1 1 mo. USD LIBOR + 0.795%, 3.260%, due 03/25/35[3]	395,401	$384,300
Series 2006-1, Class M1 1 mo. USD LIBOR + 0.465%, 2.975%, due 03/25/36[3]	2,000,000	1,797,001
SoFi Professional Loan Program, Series 2017-A, Class A2A 1.550%, due 03/26/40[9]	396,125	393,356
Sound Point CLO X Ltd., Series 2015-3A, Class AR
3 mo. USD LIBOR + 0.890%, 3.651%, due 01/20/28[3,9]	1,600,000	1,587,238
Soundview Home Loan Trust, Series 2006-OPT2, Class A3
1 mo. USD LIBOR + 0.180%, 2.690%, due 05/25/36[3]	537,644	535,725
Series 2006-OPT3, Class 2A4 1 mo. USD LIBOR + 0.250%, 2.760%, due 06/25/36[3]	2,675,000	2,564,657
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	300,566	295,862
Series 2005-WF1, Class M1 1 mo. USD LIBOR + 0.660%, 3.170%, due 02/25/35[3]	171,474	170,702
Symphony CLO XII Ltd., Series 2013-12A, Class AR
3 mo. USD LIBOR + 1.030%, 3.817%, due 10/15/25[3,9]	1,754,545	1,752,830
Telos CLO Ltd., Series 2014-6A, Class A1R
3 mo. USD LIBOR + 1.270%, 4.043%, due 01/17/27[3,9]	2,000,000	2,000,350
TICP CLO III-2 Ltd., Series 2018-3R, Class A
3 mo. USD LIBOR + 0.840%, 3.601%, due 04/20/28[3,9]	1,300,000	1,284,800
Toyota Auto Receivables Owner Trust, Series 2017-B, Class A2A 1.460%, due 01/15/20	37,511	37,485
Series 2018-B, Class A2A 2.640%, due 03/15/21	1,226,493	1,223,927
Trillium Credit Card Trust II, Series 2018-1A, Class A
1 mo. USD LIBOR + 0.250%, 2.752%, due 02/27/23[3,9]	1,800,000	1,799,438
Utah State Board of Regents, Series 2017-1, Class A
1 mo. USD LIBOR + 0.750%, 3.260%, due 01/25/57[3]	811,486	810,391
Verizon Owner Trust, Series 2017-1A, Class A 2.060%, due 09/20/21[9]	1,000,000	994,969
Westlake Automobile Receivables Trust 2018-3 2.530%, due 09/16/19[9]	607,650	607,460
	Face amount[1]	Value
Asset-backed securities—(concluded)
Westlake Automobile Receivables Trust, Series 2018-3A, Class A2A 2.980%, due 01/18/22[9]	2,200,000	$2,200,067
WhiteHorse X Ltd., Series 2015-10A, Class A1R 3 mo. USD LIBOR + 0.930%, 3.703%, due 04/17/27[3,9]	1,600,000	1,592,483
World Omni Auto Receivables Woart Trust, Series 2019-A, Class A3 3.040%, due 05/15/24	2,000,000	2,006,526
World Omni Automobile Lease Securitization Trust, Series 2017-A, Class A2 1.680%, due 12/16/19	289,600	289,064
Total asset-backed securities (cost—$76,284,521)		78,318,265
Corporate notes—60.6%
Advertising—0.0%†
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.875%, due 03/15/25	90,000	90,900
Aerospace & defense—0.4%
Arconic, Inc. 5.870%, due 02/23/22	20,000	20,650
BBA US Holdings, Inc. 5.375%, due 05/01/26[9]	65,000	65,000
TransDigm, Inc. 6.250%, due 03/15/26[9,11]	150,000	152,250
United Technologies Corp. 3.100%, due 06/01/22	1,200,000	1,195,851
3 mo. USD LIBOR + 0.650%, 3.279%, due 08/16/21[3]	1,500,000	1,500,027
		2,933,778
Agriculture—0.5%
BAT Capital Corp. 2.764%, due 08/15/22	1,300,000	1,262,208
4.540%, due 08/15/47	1,030,000	845,415
Philip Morris International, Inc. 2.500%, due 11/02/22	1,800,000	1,743,744
		3,851,367
Airlines—0.7%
Air Canada 2013-1, Class B Pass-Through Trust 5.375%, due 05/15/21[9]	1,416,508	1,435,347
American Airlines 2013-2, Class A Pass-Through Trust
4.950%, due 01/15/23	1,327,588	1,355,866
Continental Airlines 2009-2, Series A Pass-Through Trust 7.250%, due 11/10/19	706,259	723,067
Continental Airlines 2012-2, Class A Pass-Through Trust 4.000%, due 10/29/24	1,197,514	1,189,850

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Airlines—(concluded)
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19		409,355	$404,771
			5,108,901
Auto & truck—3.0%
Aviation Capital Group LLC 7.125%, due 10/15/20[9]		1,100,000	1,158,486
Avolon Holdings Funding Ltd. 5.125%, due 10/01/23[9]		100,000	101,520
General Motors Co. 6.250%, due 10/02/43		500,000	486,947
General Motors Financial Co., Inc. 3 mo. Euribor + 0.550%, 0.240%, due 03/26/22[3,7]	EUR	1,200,000	1,320,716
3 mo. USD LIBOR + 0.540%, 3.132%, due 11/06/20[3]		1,500,000	1,477,931
3.200%, due 07/13/20		1,300,000	1,298,539
3.550%, due 04/09/21		1,600,000	1,598,433
5.100%, due 01/17/24		2,065,000	2,098,673
Harley-Davidson Financial Services, Inc. 2.550%, due 06/09/22[9]		1,100,000	1,052,481
3 mo. USD LIBOR + 0.940%, 3.647%, due 03/02/21[3,9]		1,500,000	1,495,310
Penske Truck Leasing Co. LP/ PTL Finance Corp. 3.900%, due 02/01/24[9]		1,200,000	1,188,936
4.250%, due 01/17/23[9]		1,300,000	1,314,488
SMBC Aviation Capital Finance DAC 2.650%, due 07/15/21[9]		400,000	389,585
4.125%, due 07/15/23[9]		1,600,000	1,616,742
Volkswagen Group of America Finance LLC 3 mo. USD LIBOR + 0.940%, 3.558%, due 11/12/21[3,9]		1,500,000	1,498,065
4.625%, due 11/13/25[9]		1,500,000	1,516,644
4.750%, due 11/13/28[9]		1,500,000	1,480,807
ZF North America Capital, Inc. 4.000%, due 04/29/20[9]		900,000	897,110
			21,991,413
Auto parts & equipment—0.0%†
Goodyear Tire & Rubber Co./The 5.125%, due 11/15/23		40,000	39,900
Banking-non-US—11.3%
Banco Bilbao Vizcaya Argentaria SA (fixed, converts to FRN on 02/19/19), 7.000%, due 02/19/19[7,12]		EUR 1,400,000	1,606,452
Bank of Scotland PLC MTN 6.375%, due 08/16/19	GBP	1,100,000	1,477,019
Barclays PLC 4.375%, due 01/12/26		790,000	776,555
3 mo. USD LIBOR + 1.625%, 4.408%, due 01/10/23[3,13]		2,000,000	1,974,086
4.836%, due 05/09/28		785,000	754,172
	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(continued)
(fixed, converts to FRN on 09/15/19), 7.000%, due 09/15/19[7,12]	GBP	2,000,000	$2,619,846
7.625%, due 11/21/22		1,600,000	1,706,000
Barclays PLC MTN 3.250%, due 02/12/27[7]	GBP	1,100,000	1,416,114
Cooperatieve Rabobank UA 3.875%, due 09/26/23[9]		1,500,000	1,525,012
6.875%, due 03/19/20[7]	EUR	1,400,000	1,721,613
Credit Suisse Group AG
3 mo. USD LIBOR + 1.240%, 4.016%, due 06/12/24[3,9]		1,600,000	1,583,875
(fixed, converts to FRN on 06/12/23), 4.207%, due 06/12/24[9]		1,600,000	1,605,564
Credit Suisse Group Funding Guernsey Ltd. 3.750%, due 03/26/25		2,000,000	1,955,544
3.800%, due 09/15/22[13]		1,900,000	1,902,942
3.800%, due 06/09/23		3,200,000	3,185,199
Deutsche Bank AG 2.700%, due 07/13/20		700,000	685,707
3.300%, due 11/16/22		1,900,000	1,779,230
3.950%, due 02/27/23		1,300,000	1,242,648
4.250%, due 10/14/21		1,100,000	1,088,825
3 mo. USD LIBOR + 1.910%, 4.528%, due 05/10/19[3]		3,500,000	3,504,009
HSBC Holdings PLC 3.400%, due 03/08/21		1,700,000	1,710,609
(fixed, converts to FRN on 05/22/27), 6.000%, due 05/22/27[12]		870,000	837,375
ICICI Bank Ltd. 4.800%, due 05/22/19[9]		1,600,000	1,606,859
Industrial & Commercial Bank of China Ltd. EMTN 3 mo. USD LIBOR + 0.875%, 3.581%, due 11/29/19[3,7]		1,500,000	1,503,320
ING Bank NV 2.625%, due 12/05/22[9]		3,400,000	3,361,668
Lloyds Bank PLC 7.500%, due 04/02/32[7,10]		2,200,000	1,662,870
Lloyds Banking Group PLC 3.000%, due 01/11/22		1,300,000	1,277,038
3 mo. USD LIBOR + 0.800%, 3.590%, due 06/21/21[3]		1,300,000	1,297,351
(fixed, converts to FRN on 06/27/19), 7.000%, due 06/27/19[7,12]	GBP	900,000	1,186,342
Lloyds Banking Group PLC MTN 4.000%, due 03/07/25	AUD	1,700,000	1,233,580
Mitsubishi UFJ Financial Group, Inc. 2.950%, due 03/01/21		748,000	744,528
3.455%, due 03/02/23		1,900,000	1,909,910
3 mo. USD LIBOR + 0.740%, 3.478%, due 03/02/23[3]		1,600,000	1,587,150
Mizuho Financial Group, Inc. (fixed, converts to FRN on 09/11/23), 3.922%, due 09/11/24		1,100,000	1,119,697

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(concluded)
National Australia Bank Ltd. 2.400%, due 12/07/21[9]		3,300,000	$3,252,975
3.625%, due 06/20/23		1,600,000	1,616,530
Royal Bank of Scotland Group PLC (fixed, converts to FRN on 03/08/22), 2.000%, due 03/08/23[7]		EUR 2,251,000	2,613,817
3 mo. USD LIBOR + 1.550%, 4.372%, due 06/25/24[3]		1,600,000	1,562,607
4.800%, due 04/05/26		515,000	516,259
(fixed, converts to FRN on 01/27/29), 5.076%, due 01/27/30		240,000	240,532
(fixed, converts to FRN on 08/10/20), 7.500%, due 08/10/20[12]		500,000	511,250
Royal Bank of Scotland Group PLC MTN 2.500%, due 03/22/23[7]	EUR	2,100,000	2,490,720
Santander UK Group Holdings PLC 2.875%, due 08/05/21		1,700,000	1,665,233
3.125%, due 01/08/21		1,700,000	1,685,489
Skandinaviska Enskilda Banken AB 3 mo. USD LIBOR + 0.430%, 3.070%, due 05/17/21[3,9]		1,600,000	1,595,698
3.250%, due 05/17/21[9]		1,600,000	1,602,640
UniCredit SpA 7.830%, due 12/04/23[9]		3,300,000	3,508,263
United Overseas Bank Ltd. 3.200%, due 04/23/21[9]		1,600,000	1,604,807
Westpac Banking Corp. 2.100%, due 02/25/21[9]		2,500,000	2,461,121
(fixed, converts to FRN on 09/21/27), 5.000%, due 09/21/27[12]		890,000	770,827
			82,847,477
Banking-US—5.9%
Aviation Capital Group Corp. 6.750%, due 04/06/21[9]		4,820,000	5,096,109
Banco Santander SA 3.800%, due 02/23/28		380,000	355,528
Bank of America Corp. (fixed, converts to FRN on 01/23/21), 2.738%, due 01/23/22		585,000	580,397
(fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23		3,131,000	3,087,726
(fixed, converts to FRN on 03/05/23), 3.550%, due 03/05/24		1,600,000	1,608,855
(fixed, converts to FRN on 04/24/27), 3.705%, due 04/24/28		530,000	523,759
(fixed, converts to FRN on 07/23/23), 3.864%, due 07/23/24		1,600,000	1,630,864
Bank of America Corp. MTN (fixed, converts to FRN on 03/05/28), 3.970%, due 03/05/29		405,000	407,304
4.000%, due 01/22/25		1,500,000	1,512,586
4.125%, due 01/22/24		3,700,000	3,840,014
CIT Group, Inc. 4.750%, due 02/16/24		55,000	55,619
	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—(concluded)
5.000%, due 08/15/22	500,000	$512,500
5.250%, due 03/07/25	45,000	46,462
6.125%, due 03/09/28	35,000	37,100
Compass Bank 3.500%, due 06/11/21	1,600,000	1,598,549
Dexia Credit Local SA 2.375%, due 09/20/22[9]	3,000,000	2,954,148
Discover Bank 4.200%, due 08/08/23	1,600,000	1,623,664
JPMorgan Chase Bank NA SOFR + 0.550%, 2.950%, due 10/19/20[3]	1,500,000	1,499,985
(fixed, converts to FRN on 04/26/20), 3.086%, due 04/26/21	3,000,000	2,998,139
Regions Bank/Birmingham AL (fixed, converts to FRN on 08/13/20), 3.374%, due 08/13/21	1,600,000	1,600,866
Synchrony Bank 3.650%, due 05/24/21	1,600,000	1,596,166
Toronto-Dominion Bank/The 2.500%, due 01/18/22[9]	2,400,000	2,373,031
Wells Fargo & Co. 2.100%, due 07/26/21	1,200,000	1,173,335
2.500%, due 03/04/21	1,200,000	1,187,518
3 mo. USD LIBOR + 1.230%, 3.974%, due 10/31/23[3]	1,400,000	1,414,718
Wells Fargo & Co. GMTN 2.600%, due 07/22/20	1,800,000	1,793,088
Wells Fargo Bank NA 3.550%, due 08/14/23	735,000	745,279
3.625%, due 10/22/21	1,300,000	1,317,157
		43,170,466
Beverages—1.3%
Anheuser-Busch InBev Worldwide, Inc. 4.600%, due 04/15/48	325,000	295,482
4.750%, due 04/15/58	690,000	614,182
5.800%, due 01/23/59	1,215,000	1,275,318
Constellation Brands, Inc. 2.250%, due 11/06/20	953,000	937,184
2.650%, due 11/07/22	1,600,000	1,547,374
Keurig Dr. Pepper, Inc. 4.057%, due 05/25/23[9]	1,600,000	1,616,336
Pernod Ricard S.A. 4.250%, due 07/15/22[9]	1,500,000	1,539,330
4.450%, due 01/15/22[9]	1,500,000	1,544,153
		9,369,359
Biotechnology—0.4%
Celgene Corp. 3.250%, due 08/15/22	1,600,000	1,595,062
3.550%, due 08/15/22	930,000	936,345
		2,531,407

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Building & construction—0.2%
Lennar Corp. 4.750%, due 11/15/22[10]	145,000	$145,544
5.375%, due 10/01/22	125,000	128,125
Meritage Homes Corp. 7.000%, due 04/01/22	50,000	52,562
Odebrecht Offshore Drilling Finance Ltd. 6.720%, due 12/01/22[9]	311,329	291,871
7.720%, due 12/01/26[9,14]	1,157,957	303,964
Taylor Morrison Communities, Inc./ Taylor Morrison Holdings II, Inc. 5.625%, due 03/01/24[9]	105,000	102,112
Toll Brothers Finance Corp. 4.350%, due 02/15/28	40,000	36,400
4.875%, due 11/15/25	40,000	38,900
5.625%, due 01/15/24	105,000	107,625
TRI Pointe Group, Inc. 5.250%, due 06/01/27	25,000	21,625
		1,228,728
Building materials—0.0%†
Jeld-Wen, Inc. 4.625%, due 12/15/25[9]	20,000	18,150
4.875%, due 12/15/27[9]	45,000	39,825
Masonite International Corp. 5.625%, due 03/15/23[9]	40,000	40,412
5.750%, due 09/15/26[9]	55,000	53,488
		151,875
Building products—0.0%†
USG Corp. 5.500%, due 03/01/25[9]	120,000	122,100
Cable—0.2%
CCO Holdings LLC/ CCO Holdings Capital Corp. 5.000%, due 02/01/28[9]	140,000	133,000
5.125%, due 05/01/23[9]	180,000	182,408
5.250%, due 09/30/22	100,000	101,093
5.375%, due 05/01/25[9]	75,000	75,398
5.750%, due 02/15/26[9]	155,000	157,712
CSC Holdings LLC 5.500%, due 05/15/26[9]	200,000	198,000
5.500%, due 04/15/27[9]	200,000	195,496
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.000%, due 01/15/25[9]	200,000	203,250
		1,246,357
Chemicals—0.5%
CF Industries, Inc. 5.375%, due 03/15/44	30,000	26,072
7.125%, due 05/01/20	70,000	72,450
Huntsman International LLC 4.875%, due 11/15/20	80,000	81,400
	Face amount[1]	Value
Corporate notes—(continued)
Chemicals—(concluded)
NOVA Chemicals Corp. 4.875%, due 06/01/24[9]	80,000	$76,000
5.000%, due 05/01/25[9]	140,000	128,800
5.250%, due 06/01/27[9]	70,000	63,875
PQ Corp. 6.750%, due 11/15/22[9]	170,000	177,735
Syngenta Finance N.V. 3.698%, due 04/24/20[9]	1,480,000	1,475,227
4.441%, due 04/24/23[9]	1,600,000	1,582,731
WR Grace & Co-Conn 5.125%, due 10/01/21[9]	45,000	46,237
5.625%, due 10/01/24[9]	15,000	15,600
		3,746,127
Commercial services—1.2%
ADT Security Corp./The 3.500%, due 07/15/22	85,000	81,812
4.875%, due 07/15/32[9]	70,000	56,175
Advanced Disposal Services, Inc. 5.625%, due 11/15/24[9]	90,000	90,225
Aircastle Ltd. 5.500%, due 02/15/22	1,500,000	1,552,301
CDK Global, Inc. 4.875%, due 06/01/27	40,000	38,800
5.000%, due 10/15/24[10]	75,000	74,813
5.875%, due 06/15/26	30,000	30,638
ERAC USA Finance LLC 2.350%, due 10/15/19[9]	1,650,000	1,641,808
Hertz Corp./The 5.500%, due 10/15/24[9]	50,000	41,000
5.875%, due 10/15/20	65,000	64,350
IHS Markit Ltd. 5.000%, due 11/01/22[9]	901,000	920,552
Iron Mountain US Holdings, Inc. 5.375%, due 06/01/26[9]	145,000	137,931
Iron Mountain, Inc. 6.000%, due 08/15/23	25,000	25,625
Live Nation Entertainment, Inc. 4.875%, due 11/01/24[9]	95,000	93,575
Moody's Corp. 2.625%, due 01/15/23	1,700,000	1,649,112
R.R. Donnelley & Sons Co. 7.875%, due 03/15/21	31,000	31,388
Republic Services, Inc. 3.550%, due 06/01/22	2,100,000	2,131,887
Ritchie Bros Auctioneers, Inc. 5.375%, due 01/15/25[9]	150,000	150,750
Service Corp. International 5.375%, due 05/15/24	90,000	91,912
ServiceMaster Co. LLC/The 5.125%, due 11/15/24[9]	125,000	122,187
		9,026,841

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Communications equipment—0.8%
NXP BV/NXP Funding LLC 4.125%, due 06/01/21[9]	1,800,000	$1,806,642
4.625%, due 06/15/22[9]	700,000	712,026
4.875%, due 03/01/24[9,13]	1,500,000	1,538,790
QUALCOMM, Inc. 4.800%, due 05/20/45	2,000,000	1,951,041
		6,008,499
Computer software & services—0.0%†
EMC Corp. 2.650%, due 06/01/20	135,000	132,874
Computers—0.6%
Apple, Inc. 3.350%, due 02/09/27	550,000	551,902
4.650%, due 02/23/46	455,000	496,074
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[9]	2,100,000	2,136,066
5.450%, due 06/15/23[9]	845,000	883,903
6.020%, due 06/15/26[9]	450,000	470,282
Western Digital Corp. 4.750%, due 02/15/26	120,000	111,600
		4,649,827
Construction & engineering—0.0%†
AECOM 5.875%, due 10/15/24	35,000	36,435
frontdoor, Inc. 6.750%, due 08/15/26[9]	80,000	79,400
		115,835
Consumer products—0.3%
Reckitt Benckiser Treasury Services PLC 2.375%, due 06/24/22[9]	2,300,000	2,232,187
Spectrum Brands, Inc. 5.750%, due 07/15/25	85,000	83,751
6.625%, due 11/15/22	35,000	35,875
		2,351,813
Containers & packaging—0.0%†
Owens-Brockway Glass Container, Inc. 5.000%, due 01/15/22[9]	75,000	75,750
Sealed Air Corp. 5.250%, due 04/01/23[9]	75,000	76,312
Silgan Holdings, Inc. 5.500%, due 02/01/22	65,000	65,163
		217,225
Distribution/wholesale—0.0%†
LKQ Corp. 4.750%, due 05/15/23	65,000	65,325
	Face amount[1]		Value
Corporate notes—(continued)
Diversified financials—4.0%
AerCap Ireland Capital DAC/ AerCap Global Aviation Trust 4.450%, due 10/01/25		650,000	$636,111
5.000%, due 10/01/21		1,326,000	1,358,726
AIG Global Funding 3.350%, due 06/25/21[9]		1,600,000	1,599,235
Air Lease Corp. 3.500%, due 01/15/22		1,600,000	1,588,494
Air Lease Corp. MTN 4.250%, due 02/01/24		1,200,000	1,200,075
American Express Co. 3.375%, due 05/17/21		1,600,000	1,611,326
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass-Through Trust 5.125%, due 11/30/22[9]		315,855	325,159
Emerald Bay SA 4.322%, due 10/08/20[4,9,15]	EUR	1,553,000	1,667,567
First Data Corp. 5.000%, due 01/15/24[9]		215,000	219,703
GE Capital International Funding Co., Unlimited Co. 4.418%, due 11/15/35		2,100,000	1,877,346
Goldman Sachs Group, Inc./The 2.600%, due 04/23/20		255,000	253,661
(fixed, converts to FRN on 10/31/21), 2.876%, due 10/31/22		1,300,000	1,280,747
(fixed, converts to FRN on 06/05/27), 3.691%, due 06/05/28		555,000	538,743
(fixed, converts to FRN on 04/23/28), 3.814%, due 04/23/29		1,005,000	978,420
3 mo. USD LIBOR + 1.160%, 3.932%, due 04/23/20[3]		1,800,000	1,811,862
(fixed, converts to FRN on 10/31/37), 4.017%, due 10/31/38		455,000	429,068
5.150%, due 05/22/45		565,000	578,169
6.000%, due 06/15/20		3,400,000	3,533,537
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/16[16]		1,900,000	37,430
1.000%, due 01/24/13[16]		4,500,000	83,700
1.000%, due 12/30/16[16]		900,000	17,730
LPL Holdings, Inc. 5.750%, due 09/15/25[9]		178,000	175,027
Navient Corp. 5.875%, due 10/25/24		25,000	23,375
6.625%, due 07/26/21		100,000	102,750
6.750%, due 06/15/26		50,000	47,124
Navient Corp. MTN 6.125%, due 03/25/24		230,000	220,225
8.000%, due 03/25/20		35,000	36,444
NTT Finance Corp. 1.900%, due 07/21/21[7]		2,000,000	1,932,448
Rio Oil Finance Trust, Series 2014-1 9.250%, due 07/06/24[9]		1,206,235	1,293,687
Springleaf Finance Corp. 5.250%, due 12/15/19		2,200,000	2,213,750

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Diversified financials—(concluded)
5.625%, due 03/15/23	40,000	$39,400
6.125%, due 05/15/22	85,000	87,373
6.875%, due 03/15/25	1,410,000	1,350,075
7.125%, due 03/15/26	70,000	66,675
7.750%, due 10/01/21	105,000	110,512
8.250%, due 12/15/20	50,000	53,375
		29,379,049
Diversified manufacturing—0.3%
General Electric Co.
(fixed, converts to FRN on 01/21/21), 5.000%, due 01/21/21[12,13]	2,619,000	2,304,720
Electric utilities—2.0%
American Transmission Systems, Inc. 5.250%, due 01/15/22[9]	900,000	945,292
Commonwealth Edison Co. 4.000%, due 03/01/48	645,000	639,750
Duke Energy Corp. 3.550%, due 09/15/21	1,300,000	1,308,738
3.750%, due 04/15/24	1,700,000	1,728,706
LG&E & KU Energy LLC 4.375%, due 10/01/21	1,440,000	1,467,825
Mississippi Power Co. 3 mo. USD LIBOR + 0.650%, 3.472%, due 03/27/20[3]	1,900,000	1,898,959
NextEra Energy Capital Holdings, Inc. 3.550%, due 05/01/27	1,700,000	1,649,894
NextEra Energy Operating Partners LP 4.250%, due 09/15/24[9]	53,000	50,498
Niagara Mohawk Power Corp. 4.278%, due 12/15/28[9]	2,100,000	2,183,241
NRG Energy, Inc. 6.250%, due 05/01/24	150,000	155,250
6.625%, due 01/15/27	140,000	147,381
7.250%, due 05/15/26	75,000	81,038
Ohio Power Co., Series M 5.375%, due 10/01/21	480,000	507,876
Southern Co./The 2.350%, due 07/01/21	1,600,000	1,567,574
Talen Energy Supply LLC 6.500%, due 06/01/25	45,000	35,325
9.500%, due 07/15/22[9]	105,000	107,100
Vistra Energy Corp. 5.875%, due 06/01/23	90,000	92,025
7.625%, due 11/01/24	331,000	351,688
		14,918,160
Electric-generation—0.0%†
Calpine Corp. 5.375%, due 01/15/23	100,000	97,250
5.750%, due 01/15/25	30,000	28,275
Vistra Operations Co. LLC 5.625%, due 02/15/27[9,11]	90,000	90,731
		216,256
	Face amount[1]	Value
Corporate notes—(continued)
Electric-integrated—1.7%
Enel Finance International N.V. 4.250%, due 09/14/23[9]	1,600,000	$1,593,551
Entergy Gulf States Louisiana LLC 5.590%, due 10/01/24	2,207,000	2,452,654
PPL Capital Funding, Inc. 3.500%, due 12/01/22	1,700,000	1,693,748
Puget Energy, Inc. 6.500%, due 12/15/20	6,000,000	6,325,294
		12,065,247
Electric/Gas—0.1%
MPLX LP 4.700%, due 04/15/48	725,000	657,660
Electronics—1.3%
Amkor Technology, Inc. 6.375%, due 10/01/22	90,000	90,900
Broadcom Corp./Broadcom Cayman Finance Ltd. 2.200%, due 01/15/21	1,100,000	1,073,099
3.000%, due 01/15/22	1,600,000	1,566,116
3.500%, due 01/15/28	155,000	137,479
3.625%, due 01/15/24	1,800,000	1,752,045
3.875%, due 01/15/27	965,000	889,426
Energizer Holdings, Inc. 7.750%, due 01/15/27[9]	25,000	25,759
Microchip Technology, Inc. 3.922%, due 06/01/21[9]	1,300,000	1,286,514
4.333%, due 06/01/23[9]	595,000	586,223
Micron Technology, Inc. 5.500%, due 02/01/25	40,000	40,563
Monongahela Power Co. 3.550%, due 05/15/27[9]	1,800,000	1,771,488
Resideo Funding, Inc. 6.125%, due 11/01/26[9]	100,000	103,000
		9,322,612
Energy-exploration & production—0.0%†
Antero Resources Corp. 5.125%, due 12/01/22	30,000	29,963
5.375%, due 11/01/21	100,000	100,505
5.625%, due 06/01/23	95,000	94,881
		225,349
Energy-integrated—0.2%
Consolidated Edison Co. of New York, Inc.
3 mo. USD LIBOR + 0.400%, 3.222%, due 06/25/21[3]	1,600,000	1,597,060
Finance-captive automotive—0.9%
Depository Trust & Clearing Corp./The (fixed, converts to FRN on 06/15/20), 4.875%, due 06/15/20[9,12,13]	2,000,000	1,980,000
International Lease Finance Corp. 5.875%, due 04/01/19	2,100,000	2,107,556
5.875%, due 08/15/22	1,600,000	1,677,459
Lions Gate Capital Holdings LLC 5.875%, due 11/01/24[9]	80,000	78,600

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Finance-captive automotive—(concluded)
Park Aerospace Holdings Ltd. 5.250%, due 08/15/22[9]	235,000	$238,595
5.500%, due 02/15/24[9]	160,000	162,600
Prime Security Services Borrower LLC/ Prime Finance, Inc. 9.250%, due 05/15/23[2,9]	160,000	169,200
		6,414,010
Finance-non-captive diversified—1.3%
Ford Motor Co. 4.346%, due 12/08/26	600,000	536,691
Ford Motor Credit Co. LLC 2.459%, due 03/27/20	2,800,000	2,752,026
2.597%, due 11/04/19	2,300,000	2,288,043
5.750%, due 02/01/21	970,000	986,012
8.125%, due 01/15/20	3,000,000	3,118,359
		9,681,131
Financial services—2.7%
Ally Financial, Inc. 3.750%, due 11/18/19	105,000	105,131
4.125%, due 02/13/22	40,000	40,150
4.250%, due 04/15/21	105,000	105,656
8.000%, due 03/15/20	125,000	130,781
Citicorp Lease Pass-Through Trust 1999-1 8.040%, due 12/15/19[9]	744,348	775,171
Citigroup, Inc. (fixed, converts to FRN on 07/24/22), 2.876%, due 07/24/23	1,400,000	1,375,160
(fixed, converts to FRN on 10/27/27), 3.520%, due 10/27/28	280,000	270,801
3 mo. USD LIBOR + 0.960%, 3.731%, due 04/25/22[3]	2,000,000	2,007,754
(fixed, converts to FRN on 01/10/27), 3.887%, due 01/10/28	755,000	751,893
4.400%, due 06/10/25	980,000	1,000,261
JPMorgan Chase & Co. 2.250%, due 01/23/20	750,000	746,027
2.750%, due 06/23/20	1,400,000	1,396,348
3 mo. USD LIBOR + 0.610%, 3.411%, due 06/18/22[3]	1,900,000	1,892,216
(fixed, converts to FRN on 07/23/23), 3.797%, due 07/23/24	1,600,000	1,625,141
(fixed, converts to FRN on 07/24/37), 3.882%, due 07/24/38	415,000	397,239
(fixed, converts to FRN on 01/23/48), 3.897%, due 01/23/49	340,000	317,405
(fixed, converts to FRN on 04/23/28), 4.005%, due 04/23/29	650,000	657,303
4.400%, due 07/22/20	600,000	612,334
Morgan Stanley (fixed, converts to FRN on 07/22/27), 3.591%, due 07/22/28	1,330,000	1,298,705
3 mo. USD LIBOR + 1.180%, 3.941%, due 01/20/22[3]	2,000,000	2,016,740
	Face amount[1]	Value
Corporate notes—(continued)
Financial services—(concluded)
(fixed, converts to FRN on 07/15/19), 5.450%, due 07/15/19[12]	395,000	$395,494
Nielsen Co Luxembourg SARL/The 5.000%, due 02/01/25[9]	85,000	84,362
5.500%, due 10/01/21[9]	50,000	50,390
Societe Generale S.A. 4.250%, due 09/14/23[9]	1,500,000	1,513,073
		19,565,535
Food & drug retailing—0.5%
CVS Health Corp. 4.300%, due 03/25/28	460,000	465,890
4.750%, due 12/01/22	1,500,000	1,563,052
5.050%, due 03/25/48	1,225,000	1,259,481
		3,288,423
Food products—1.3%
Albertsons Cos. LLC/Safeway, Inc./ New Albertson's LP/Albertson's LLC 5.750%, due 03/15/25	30,000	28,087
Aramark Services, Inc. 5.125%, due 01/15/24	260,000	262,707
Campbell Soup Co. 3 mo. USD LIBOR + 0.500%, 3.288%, due 03/16/20[3]	1,000,000	994,624
Conagra Brands, Inc. 3.800%, due 10/22/21	1,500,000	1,507,278
Grupo Bimbo SAB de C.V. 4.700%, due 11/10/47[9]	705,000	653,006
Kraft Heinz Foods Co. 3.500%, due 06/06/22	1,500,000	1,502,586
Kroger Co./The 3.875%, due 10/15/46	115,000	92,917
5.400%, due 01/15/49	565,000	565,410
Mondelez International Holdings Netherlands BV 2.000%, due 10/28/21[9]	1,100,000	1,064,521
Post Holdings, Inc. 5.500%, due 03/01/25[9]	95,000	94,525
5.750%, due 03/01/27[9]	20,000	19,596
Smithfield Foods, Inc. 2.700%, due 01/31/20[9]	2,400,000	2,370,927
US Foods, Inc. 5.875%, due 06/15/24[9]	135,000	137,334
		9,293,518
Gaming—0.4%
AMC Entertainment Holdings, Inc. 6.125%, due 05/15/27	65,000	57,850
Boyd Gaming Corp. 6.000%, due 08/15/26	65,000	65,162
6.375%, due 04/01/26	60,000	61,275
6.875%, due 05/15/23	125,000	129,922
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 5.375%, due 06/01/24	135,000	135,675

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Gaming—(concluded)
Eldorado Resorts, Inc. 6.000%, due 04/01/25	25,000	$25,144
6.000%, due 09/15/26[9]	50,000	49,875
7.000%, due 08/01/23	60,000	62,700
MGM Resorts International 5.750%, due 06/15/25	50,000	50,250
6.625%, due 12/15/21	40,000	42,248
6.750%, due 10/01/20	170,000	177,448
8.625%, due 02/01/19	15,000	15,000
Six Flags Entertainment Corp. 4.875%, due 07/31/24[9]	125,000	123,750
WMG Acquisition Corp. 5.000%, due 08/01/23[9]	70,000	69,475
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[9]	2,180,000	2,111,875
		3,177,649
Gas pipelines—0.2%
Kinder Morgan Energy Partners LP 4.150%, due 02/01/24	585,000	595,119
Kinder Morgan, Inc. 3.050%, due 12/01/19	500,000	500,115
5.550%, due 06/01/45	625,000	654,663
		1,749,897
Health care providers & services—0.8%
Abbott Laboratories 3.750%, due 11/30/26	375,000	381,860
4.900%, due 11/30/46	355,000	395,092
Acadia Healthcare Co., Inc. 5.625%, due 02/15/23	75,000	73,454
6.500%, due 03/01/24	35,000	34,475
Aetna, Inc. 2.750%, due 11/15/22	1,600,000	1,562,451
Anthem, Inc. 4.350%, due 08/15/20	1,200,000	1,221,833
Centene Corp. 4.750%, due 05/15/22	125,000	127,225
5.375%, due 06/01/26[9]	45,000	46,645
6.125%, due 02/15/24	50,000	52,375
Fresenius Medical Care US Finance II, Inc. 4.125%, due 10/15/20[9]	900,000	904,491
Fresenius Medical Care US Finance, Inc. 5.750%, due 02/15/21[9]	600,000	619,560
Hologic, Inc. 4.375%, due 10/15/25[9]	90,000	88,391
MEDNAX, Inc. 5.250%, due 12/01/23[9]	65,000	65,244
6.250%, due 01/15/27[9]	30,000	30,113
Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc. 7.500%, due 10/01/24[9]	90,000	94,838
Zimmer Biomet Holdings, Inc. 3.550%, due 04/01/25	385,000	372,673
		6,070,720
	Face amount[1]		Value
Corporate notes—(continued)
Health facilities—0.0%†
DaVita, Inc. 5.125%, due 07/15/24		70,000	$68,971
5.750%, due 08/15/22		65,000	66,056
			135,027
Home builders—0.3%
Nationwide Building Society (fixed, converts to FRN on 03/08/28), 4.302%, due 03/08/29[9]		265,000	258,604
(fixed, converts to FRN on 06/20/19), 6.875%, due 06/20/19[7,12]	GBP	1,200,000	1,588,670
			1,847,274
Hotels, restaurants & leisure—0.1%
McDonald's Corp.
3 mo. USD LIBOR + 0.430%, 3.195%, due 10/28/21[3]		600,000	596,718
Household durables—0.4%
D.R. Horton, Inc. 4.375%, due 09/15/22		1,400,000	1,418,362
NVR, Inc. 3.950%, due 09/15/22		1,800,000	1,796,450
			3,214,812
Insurance—0.5%
American International Group, Inc. 3.375%, due 08/15/20		1,500,000	1,507,445
AXA Equitable Holdings, Inc. 4.350%, due 04/20/28		1,700,000	1,670,148
5.000%, due 04/20/48		485,000	452,557
			3,630,150
IT consulting & services—0.1%
Gartner, Inc. 5.125%, due 04/01/25[9]		65,000	64,675
Hewlett Packard Enterprise Co. 3.600%, due 10/15/20[10]		515,000	518,201
4.900%, due 10/15/25[10]		165,000	172,638
			755,514
Lodging—0.1%
Hilton Domestic Operating Co., Inc. 5.125%, due 05/01/26[9]		45,000	45,338
Hilton Worldwide Finance LLC/ Hilton Worldwide Finance Corp. 4.625%, due 04/01/25		50,000	49,500
4.875%, due 04/01/27		40,000	39,542
Jack Ohio Finance LLC/ Jack Ohio Finance 1 Corp. 6.750%, due 11/15/21[9]		75,000	77,437
NCL Corp. Ltd. 4.750%, due 12/15/21[9]		32,000	32,240
Station Casinos LLC 5.000%, due 10/01/25[9]		45,000	43,038
			287,095

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Machinery—0.3%
John Deere Capital Corp. 3.450%, due 06/07/23		1,700,000	$1,725,306
Sensata Technologies BV 4.875%, due 10/15/23[9]		145,000	145,362
			1,870,668
Machinery-diversified—0.1%
CFX Escrow Corp. 6.000%, due 02/15/24[9]		35,000	35,000
6.375%, due 02/15/26[9]		25,000	25,000
RBS Global, Inc./Rexnord LLC 4.875%, due 12/15/25[9]		130,000	125,450
Stevens Holding Co., Inc. 6.125%, due 10/01/26[9]		170,000	171,765
Wabtec Corp. 4.150%, due 03/15/24		460,000	447,418
			804,633
Media—1.6%
Altice France SA 5.875%, due 02/01/27[9]	EUR	1,100,000	1,268,502
6.250%, due 05/15/24[9]		200,000	196,060
7.375%, due 05/01/26[9]		800,000	772,000
8.125%, due 02/01/27[9]		200,000	197,000
AMC Networks, Inc. 4.750%, due 12/15/22		65,000	65,162
5.000%, due 04/01/24		40,000	39,700
CBS Radio, Inc. 7.250%, due 11/01/24[9,13]		1,500,000	1,413,750
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, due 07/23/20		1,600,000	1,604,130
4.464%, due 07/23/22		1,700,000	1,734,019
Clear Channel Worldwide Holdings, Inc., Series A, 6.500%, due 11/15/22		10,000	10,225
Comcast Cable Communications Holdings, Inc. 9.455%, due 11/15/22		400,000	490,329
Comcast Corp. 4.000%, due 08/15/47		290,000	271,544
4.950%, due 10/15/58		615,000	650,861
Discovery Communications LLC 5.200%, due 09/20/47		115,000	108,816
DISH DBS Corp. 5.000%, due 03/15/23		55,000	47,850
5.125%, due 05/01/20		100,000	100,250
5.875%, due 11/15/24		40,000	33,150
6.750%, due 06/01/21		60,000	61,111
7.750%, due 07/01/26		30,000	25,837
Gray Television, Inc. 5.875%, due 07/15/26[9]		40,000	39,300
7.000%, due 05/15/27[9]		50,000	51,980
Interpublic Group of Cos., Inc./The 3.750%, due 10/01/21		1,200,000	1,215,627
	Face amount[1]	Value
Corporate notes—(continued)
Media—(concluded)
Lamar Media Corp. 5.000%, due 05/01/23	40,000	$40,300
5.375%, due 01/15/24	25,000	25,563
5.750%, due 02/01/26	45,000	46,602
Liberty Interactive LLC 8.500%, due 07/15/29	50,000	50,750
Netflix, Inc. 4.375%, due 11/15/26	25,000	23,672
5.375%, due 02/01/21	25,000	25,563
5.500%, due 02/15/22	40,000	41,522
5.750%, due 03/01/24	60,000	62,475
5.875%, due 02/15/25	25,000	25,899
5.875%, due 11/15/28[9]	35,000	35,481
6.375%, due 05/15/29[9]	25,000	25,750
Nexstar Broadcasting, Inc. 5.875%, due 11/15/22	15,000	15,192
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[9]	160,000	159,760
Sinclair Television Group, Inc. 5.375%, due 04/01/21	15,000	15,038
5.625%, due 08/01/24[9]	110,000	106,535
Sirius XM Radio, Inc. 5.000%, due 08/01/27[9]	70,000	67,637
5.375%, due 04/15/25[9]	165,000	167,062
5.375%, due 07/15/26[9]	125,000	123,881
Telenet Finance Luxembourg Notes SARL 5.500%, due 03/01/28[9]	200,000	189,000
Univision Communications, Inc. 5.125%, due 05/15/23[9]	30,000	28,050
6.750%, due 09/15/22[9]	60,000	60,225
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[9]	40,000	38,648
6.000%, due 04/01/23	35,000	35,175
6.375%, due 05/15/25	75,000	73,219
		11,880,202
Media-cable—0.2%
Cable One, Inc. 5.750%, due 06/15/22[9]	120,000	121,950
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	1,200,000	1,387,790
		1,509,740
Medical providers—1.2%
HCA Healthcare, Inc. 6.250%, due 02/15/21	50,000	52,125
HCA, Inc. 5.375%, due 02/01/25	25,000	25,805
5.375%, due 09/01/26	105,000	107,756
5.625%, due 09/01/28	35,000	36,170
5.875%, due 02/01/29	45,000	47,138
6.500%, due 02/15/20	2,914,000	2,994,135
7.500%, due 02/15/22	170,000	186,150
Tenet Healthcare Corp. 4.375%, due 10/01/21	80,000	79,900
4.500%, due 04/01/21	60,000	60,120

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Medical providers—(concluded)
4.625%, due 07/15/24	57,000	$55,830
6.000%, due 10/01/20	600,000	619,680
6.250%, due 02/01/27[9,11]	125,000	126,875
7.500%, due 01/01/22[9]	120,000	124,680
UnitedHealth Group, Inc. 1.700%, due 02/15/19	3,986,000	3,984,704
WellCare Health Plans, Inc. 5.250%, due 04/01/25	20,000	20,400
5.375%, due 08/15/26[9]	90,000	92,025
		8,613,493
Metals & mining—0.2%
Ardagh Packaging Finance PLC/ Ardagh MP Holdings USA, Inc. 4.625%, due 05/15/23[9]	200,000	200,000
China Minmetals Corp. (fixed, converts to FRN on 11/13/22), 3.750%, due 11/13/22[7,12]	200,000	187,925
FMG Resources August 2006 Pty Ltd. 4.750%, due 05/15/22[9]	20,000	19,944
5.125%, due 05/15/24[9]	20,000	19,575
Freeport-McMoRan, Inc. 3.550%, due 03/01/22	60,000	58,050
3.875%, due 03/15/23	185,000	177,600
4.550%, due 11/14/24	45,000	43,144
5.400%, due 11/14/34	100,000	88,500
5.450%, due 03/15/43	55,000	47,300
Glencore Funding LLC 4.000%, due 03/27/27[9]	450,000	432,566
Hudbay Minerals, Inc. 7.250%, due 01/15/23[9]	35,000	36,050
7.625%, due 01/15/25[9]	35,000	35,962
Novelis Corp. 5.875%, due 09/30/26[9]	80,000	77,300
6.250%, due 08/15/24[9]	80,000	80,800
Teck Resources Ltd. 6.250%, due 07/15/41	65,000	67,600
		1,572,316
Oil & gas—1.6%
Ascent Resources Utica Holdings LLC/ ARU Finance Corp. 7.000%, due 11/01/26[9]	85,000	82,025
10.000%, due 04/01/22[9]	100,000	106,875
BG Energy Capital PLC 4.000%, due 10/15/21[9]	1,400,000	1,424,316
Canadian Natural Resources Ltd. 6.250%, due 03/15/38	445,000	510,056
Canadian Natural Resources Ltd. GMTN 4.950%, due 06/01/47	255,000	264,870
Chesapeake Energy Corp. 4.875%, due 04/15/22	125,000	118,750
5.750%, due 03/15/23	85,000	79,900
8.000%, due 06/15/27	50,000	47,923
Concho Resources, Inc. 4.875%, due 10/01/47	440,000	445,891
	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—(continued)
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 6.250%, due 04/01/23[10]	90,000	$90,788
Energy Transfer LP 7.500%, due 10/15/20	180,000	191,025
EP Energy LLC/Everest Acquisition Finance, Inc. 7.750%, due 05/15/26[9]	40,000	36,850
KazMunayGas National Co. JSC 5.375%, due 04/24/30[9]	200,000	207,369
5.750%, due 04/19/47[7]	200,000	201,790
Marathon Oil Corp. 2.800%, due 11/01/22	1,900,000	1,843,343
4.400%, due 07/15/27	1,155,000	1,158,053
Oasis Petroleum, Inc. 6.250%, due 05/01/26[9]	75,000	70,969
6.875%, due 03/15/22	105,000	104,737
Odebrecht Oil & Gas Finance Ltd. 1.161%, due 03/04/19[9,12,15]	174,037	881
Parsley Energy LLC/Parsley Finance Corp. 5.250%, due 08/15/25[9]	110,000	108,900
PDC Energy, Inc. 5.750%, due 05/15/26	60,000	56,250
Petroleos Mexicanos 5.350%, due 02/12/28	100,000	87,500
6.500%, due 03/13/27	355,000	340,622
6.750%, due 09/21/47	83,000	72,335
6.875%, due 08/04/26	253,000	251,052
Pioneer Natural Resources Co. 3.950%, due 07/15/22	1,900,000	1,924,950
Precision Drilling Corp. 7.125%, due 01/15/26[9]	30,000	27,450
7.750%, due 12/15/23	170,000	162,350
Range Resources Corp. 5.000%, due 08/15/22	20,000	19,425
5.000%, due 03/15/23	175,000	166,250
Sinopec Group Overseas Development 2014 Ltd. 4.375%, due 04/10/24[7]	200,000	206,386
SM Energy Co. 5.000%, due 01/15/24	55,000	51,974
6.125%, due 11/15/22	57,000	57,143
6.625%, due 01/15/27	35,000	34,300
6.750%, due 09/15/26	55,000	54,183
State Oil Co. of the Azerbaijan Republic MTN 4.750%, due 03/13/23[7]	200,000	202,360
Targa Resources Partners LP/ Targa Resources Partners Finance Corp. 4.250%, due 11/15/23	110,000	106,425
5.000%, due 01/15/28	40,000	37,700
5.125%, due 02/01/25	30,000	29,475
5.375%, due 02/01/27	95,000	91,675
5.875%, due 04/15/26[9]	60,000	60,525
6.500%, due 07/15/27[9]	35,000	36,072
6.875%, due 01/15/29[9]	20,000	20,812

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Whiting Petroleum Corp. 5.750%, due 03/15/21	50,000	$50,000
6.250%, due 04/01/23	90,000	88,875
6.625%, due 01/15/26	40,000	39,200
WPX Energy, Inc. 5.250%, due 09/15/24	100,000	98,750
5.750%, due 06/01/26	50,000	49,750
6.000%, due 01/15/22	16,000	16,240
		11,535,340
Packaging & containers—0.3%
Ball Corp. 4.375%, due 12/15/20	50,000	50,688
5.000%, due 03/15/22	80,000	82,800
Berry Plastics Corp. 5.125%, due 07/15/23	55,000	55,156
BWAY Holding Co. 5.500%, due 04/15/24[9]	50,000	48,844
Crown Americas LLC/Crown Americas Capital Corp. IV 4.500%, due 01/15/23	65,000	65,487
Crown Americas LLC/Crown Americas Capital Corp. V 4.250%, due 09/30/26	25,000	23,750
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750%, due 02/01/26	45,000	43,988
Graphic Packaging International, Inc. 4.750%, due 04/15/21	65,000	65,488
4.875%, due 11/15/22	40,000	40,200
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC 5.125%, due 07/15/23[9]	45,000	45,083
5.750%, due 10/15/20	82,374	82,687
3 mo. USD LIBOR + 3.500%, 6.287%, due 07/15/21[3,9]	25,000	25,063
WRKCo, Inc. 4.650%, due 03/15/26[9]	1,200,000	1,236,000
4.900%, due 03/15/29[9]	500,000	520,567
		2,385,801
Personal & household products—0.0%†
Edgewell Personal Care Co. 4.700%, due 05/19/21	45,000	45,338
4.700%, due 05/24/22	35,000	35,000
		80,338
Pharmaceuticals—2.0%
AbbVie, Inc. 2.900%, due 11/06/22	1,600,000	1,580,562
3.375%, due 11/14/21	1,900,000	1,913,584
4.700%, due 05/14/45	450,000	419,793
Actavis Funding SCS 3.450%, due 03/15/22	1,400,000	1,396,920
	Face amount[1]	Value
Corporate notes—(continued)
Pharmaceuticals—(concluded)
Bausch Health Cos., Inc. 5.500%, due 11/01/25[9]	65,000	$64,828
6.500%, due 03/15/22[9]	115,000	118,881
Bayer US Finance II LLC 3 mo. USD LIBOR + 0.630%, 3.452%, due 06/25/21[3,9]	700,000	692,633
3.500%, due 06/25/21[9]	1,600,000	1,595,599
3 mo. USD LIBOR + 1.010%, 3.798%, due 12/15/23[3,9]	1,900,000	1,856,042
Cigna Corp. 4.800%, due 08/15/38[9]	440,000	449,107
Shire Acquisitions Investments Ireland DAC 2.400%, due 09/23/21	595,000	579,082
3.200%, due 09/23/26	560,000	521,534
Takeda Pharmaceutical Co. Ltd. 4.400%, due 11/26/23[9]	1,800,000	1,854,393
Vizient, Inc. 10.375%, due 03/01/24[9]	70,000	75,863
Zoetis, Inc. 3.250%, due 08/20/21	1,600,000	1,596,763
		14,715,584
Pipelines—1.1%
Abu Dhabi Crude Oil Pipeline LLC 4.600%, due 11/02/47[7]	200,000	202,500
Antero Midstream Partners LP/ Antero Midstream Finance Corp. 5.375%, due 09/15/24	155,000	151,900
Cheniere Corpus Christi Holdings LLC 5.875%, due 03/31/25	180,000	188,775
Cheniere Energy Partners LP 5.250%, due 10/01/25	160,000	160,798
DCP Midstream Operating LP 4.750%, due 09/30/21[9]	70,000	70,350
5.375%, due 07/15/25	50,000	51,000
(fixed, converts to FRN on 05/21/23), 5.850%, due 05/21/43[9]	55,000	47,300
6.750%, due 09/15/37[9]	30,000	30,750
Energy Transfer Operating LP 5.250%, due 04/15/29	1,500,000	1,552,986
5.800%, due 06/15/38	495,000	504,699
6.250%, due 04/15/49	370,000	394,197
Series B, (fixed, converts to FRN on 02/15/28), 6.625%, due 02/15/28[12]	750,000	668,437
Enterprise Products Operating LLC 5.250%, due 01/31/20	2,100,000	2,144,578
Florida Gas Transmission Co. LLC 5.450%, due 07/15/20[9]	800,000	822,154
NuStar Logistics LP 4.800%, due 09/01/20	25,000	25,094
5.625%, due 04/28/27	75,000	72,750
6.750%, due 02/01/21	75,000	77,063
Sabine Pass Liquefaction LLC 5.750%, due 05/15/24	100,000	107,516

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Pipelines—(concluded)
SemGroup Corp./Rose Rock Finance Corp. 5.625%, due 11/15/23		55,000	$51,150
Southern Gas Corridor CJSC 6.875%, due 03/24/26[7]		200,000	223,500
Summit Midstream Holdings LLC/ Summit Midstream Finance Corp. 5.750%, due 04/15/25		140,000	131,250
			7,678,747
Real estate—0.5%
Equinix, Inc. 5.375%, due 01/01/22		50,000	50,750
5.750%, due 01/01/25		25,000	25,687
ESH Hospitality, Inc. 5.250%, due 05/01/25[9]		165,000	163,119
MPT Operating Partnership LP/ MPT Finance Corp. 5.000%, due 10/15/27		75,000	73,012
5.250%, due 08/01/26		115,000	115,575
5.500%, due 05/01/24		65,000	66,300
6.375%, due 03/01/24		110,000	114,950
Ontario Teachers' Cadillac Fairview Properties Trust 3.125%, due 03/20/22[9]		300,000	297,909
Realogy Group LLC/Realogy Co-Issuer Corp. 4.875%, due 06/01/23[9]		130,000	117,975
5.250%, due 12/01/21[9]		40,000	39,985
RHP Hotel Properties LP/RHP Finance Corp. 5.000%, due 04/15/23		65,000	65,244
Starwood Property Trust, Inc. 4.750%, due 03/15/25		40,000	38,100
5.000%, due 12/15/21		75,000	75,750
Tesco Property Finance 5 PLC 5.661%, due 10/13/41[7]	GBP	688,201	1,049,093
Vesteda Finance BV MTN 2.500%, due 10/27/22[7]	EUR	1,000,000	1,209,565
VICI Properties 1 LLC/VICI FC, Inc. 8.000%, due 10/15/23		70,000	75,600
			3,578,614
Rental auto/equipment—0.0%†
United Rentals North America, Inc. 5.750%, due 11/15/24		95,000	97,375
Retail—0.8%
1011778 BC ULC/New Red Finance, Inc. 4.250%, due 05/15/24[9]		135,000	130,613
4.625%, due 01/15/22[9]		40,000	40,079
5.000%, due 10/15/25[9]		35,000	33,775
Amazon.com, Inc. 3.150%, due 08/22/27		1,300,000	1,289,001
Beacon Roofing Supply, Inc. 6.375%, due 10/01/23		50,000	51,529
	Face amount[1]	Value
Corporate notes—(continued)
Retail—(concluded)
eBay, Inc. 2.600%, due 07/15/22	1,125,000	$1,092,663
2.750%, due 01/30/23	1,600,000	1,541,373
3.800%, due 03/09/22	1,500,000	1,514,536
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 5.000%, due 06/01/24[9]	40,000	39,988
5.250%, due 06/01/26[9]	50,000	50,625
Penske Automotive Group, Inc. 5.375%, due 12/01/24	65,000	64,188
5.750%, due 10/01/22	75,000	76,125
QVC, Inc. 4.850%, due 04/01/24	15,000	14,978
Staples, Inc. 8.500%, due 09/15/25[9]	45,000	43,200
		5,982,673
Software—0.3%
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc. 6.000%, due 07/15/25[9]	60,000	60,150
MSCI, Inc. 5.250%, due 11/15/24[9]	200,000	204,000
5.750%, due 08/15/25[9]	10,000	10,350
Nuance Communications, Inc. 5.625%, due 12/15/26	145,000	142,100
6.000%, due 07/01/24	55,000	55,550
Open Text Corp. 5.875%, due 06/01/26[9]	125,000	129,062
Quintiles Transnational Corp. 4.875%, due 05/15/23[9]	90,000	91,013
VMware, Inc. 2.950%, due 08/21/22	1,500,000	1,453,994
		2,146,219
Special purpose entity—0.7%
CVS Pass-Through Trust 4.704%, due 01/10/36[9]	3,066,665	3,020,972
Daimler Finance North America LLC 2.250%, due 09/03/19[9]	2,150,000	2,138,954
		5,159,926
Steel producers/products—0.0%†
Big River Steel LLC/BRS Finance Corp. 7.250%, due 09/01/25[9]	106,000	111,199
Steel Dynamics, Inc. 5.250%, due 04/15/23	50,000	50,625
		161,824
Support-services—0.0%†
WEX, Inc. 4.750%, due 02/01/23[9]	25,000	24,688

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Telecom-integrated/services—0.0%†
Frontier Communications Corp. 8.500%, due 04/01/26[9]		105,000	$95,261
11.000%, due 09/15/25		88,000	56,760
Hughes Satellite Systems Corp. 7.625%, due 06/15/21		40,000	42,400
			194,421
Telecommunication services—0.2%
British Telecommunications PLC 4.500%, due 12/04/23		1,500,000	1,545,282
CommScope Technologies LLC 5.000%, due 03/15/27[9]		15,000	12,786
6.000%, due 06/15/25[9]		140,000	132,300
			1,690,368
Telecommunications—0.6%
CommScope, Inc. 5.500%, due 06/15/24[9]		15,000	14,025
Embarq Corp. 7.995%, due 06/01/36		105,000	99,225
Qwest Corp. 6.875%, due 09/15/33		80,000	75,381
Telecom Italia Capital SA 6.000%, due 09/30/34		40,000	34,812
Verizon Communications, Inc. 3.376%, due 02/15/25		866,000	864,961
4.522%, due 09/15/48		540,000	527,493
Virgin Media Finance PLC 6.000%, due 10/15/24[9]		240,000	243,072
Virgin Media Secured Finance PLC 5.000%, due 04/15/27[9]	GBP	2,200,000	2,798,540
			4,657,509
Telecommunications equipment—0.0%†
CDW LLC/CDW Finance Corp. 5.000%, due 09/01/23		100,000	100,250
Telephone-integrated—0.1%
Level 3 Financing, Inc. 5.125%, due 05/01/23		210,000	208,162
5.375%, due 08/15/22		155,000	156,209
			364,371
Tobacco—0.7%
Imperial Brands Finance PLC 3.500%, due 02/11/23[9]		3,755,000	3,696,033
3.750%, due 07/21/22[9]		1,600,000	1,595,608
			5,291,641
Transportation services—0.0%†
Transnet SOC Ltd. 4.000%, due 07/26/22[7]		200,000	191,600
	Face amount[1]	Value
Corporate notes—(concluded)
Utilities—0.4%
HD Supply, Inc. 5.375%, due 10/15/26[9]	95,000	$95,475
IPALCO Enterprises, Inc. 3.450%, due 07/15/20	2,800,000	2,790,682
		2,886,157
Wireless telecommunication services—0.3%
CenturyLink, Inc. 5.625%, due 04/01/20	70,000	70,633
Sprint Capital Corp. 6.900%, due 05/01/19	1,700,000	1,711,050
		1,781,683
Wireless telecommunications—0.9%
AT&T, Inc. 3.800%, due 03/15/22	975,000	990,210
4.500%, due 03/09/48	535,000	481,306
5.450%, due 03/01/47	905,000	925,657
Deutsche Telekom International Finance BV 1.950%, due 09/19/21[9]	1,200,000	1,157,452
2.820%, due 01/19/22[9]	1,600,000	1,574,717
Nokia OYJ 4.375%, due 06/12/27	70,000	67,746
Sprint Corp. 7.125%, due 06/15/24	235,000	241,462
7.625%, due 03/01/26	95,000	98,681
7.875%, due 09/15/23	140,000	148,750
T-Mobile USA, Inc. 5.375%, due 04/15/27	45,000	45,338
6.000%, due 03/01/23	170,000	174,250
6.000%, due 04/15/24	40,000	41,000
6.500%, due 01/15/26	95,000	100,462
Vodafone Group PLC 3.750%, due 01/16/24	455,000	454,052
		6,501,083
Total corporate notes (cost—$448,698,889)		444,849,244
Loan assignments—0.5%
Entertainment—0.0%†
Dorna Sports, S.L. 0.000%, due 04/12/24[17]	32,000	31,140
Lodging—0.5%
Hilton Worldwide Finance LLC Term Loan B2,
1 mo. USD LIBOR + 1.750% 4.340%, due 10/25/23[3]	3,524,014	3,483,065
Total loan assignments (cost—$3,531,496)		3,514,205

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Non-US government obligations—4.1%
Angolan Government International Bond 8.250%, due 05/09/28[7]		200,000	$206,000
Argentine Republic Government International Bond 5.250%, due 12/31/38[10]		845,000	500,662
6.250%, due 04/22/19[13]		2,300,000	2,313,800
8.280%, due 12/31/33		266,387	234,421
Bonos de la Nacion Argentina con Ajuste por CER 4.000%, due 03/06/20	ARS	43,800,000	1,163,708
Brazil Minas SPE via State of Minas Gerais 5.333%, due 02/15/28[7]		200,000	200,000
Brazilian Government International Bond 7.125%, due 01/20/37		150,000	176,250
8.250%, due 01/20/34		70,000	89,285
Colombia Government International Bond 6.125%, due 01/18/41		220,000	250,800
8.125%, due 05/21/24		100,000	119,250
Costa Rica Government International Bond 7.158%, due 03/12/45[7]		230,000	207,288
Croatia Government International Bond 5.500%, due 04/04/23[7]		400,000	427,500
6.625%, due 07/14/20[7]		120,000	124,950
Dominican Republic International Bond 6.850%, due 01/27/45[7]		100,000	103,250
Ecuador Government International Bond 7.875%, due 01/23/28[7]		200,000	176,600
Egypt Government International Bond 7.903%, due 02/21/48[7]		250,000	230,938
Ghana Government International Bond 7.625%, due 05/16/29[7]		200,000	190,500
10.750%, due 10/14/30[7]		200,000	235,000
Hungary Government International Bond 7.625%, due 03/29/41		150,000	215,813
Indonesia Government International Bond 6.625%, due 02/17/37[7]		240,000	289,194
7.750%, due 01/17/38[7]		100,000	134,000
Israel Government International Bond 4.125%, due 01/17/48		1,600,000	1,584,000
Ivory Coast Government International Bond 5.750%, due 12/31/32[7,10]		570,150	524,538
Japan Bank for International Cooperation/Japan 2.875%, due 07/21/27		2,200,000	2,158,805
Japan Finance Organization for Municipalities 2.125%, due 04/13/21[9]		2,000,000	1,966,562
2.625%, due 04/20/22[9]		2,500,000	2,474,946
Japan International Cooperation Agency 2.750%, due 04/27/27		1,300,000	1,263,727
Kenya Government International Bond 8.250%, due 02/28/48[7]		200,000	191,750
Kuwait International Government Bond 2.750%, due 03/20/22[9]		1,700,000	1,678,750
Lebanon Government International Bond 6.850%, due 03/23/27[7]		80,000	67,200
Mexico Government International Bond 5.750%, due 10/12/10		376,000	370,360
	Face amount[1]		Value
Non-US government obligations—(concluded)
Mongolia Government International Bond 5.625%, due 05/01/23[7]		200,000	$195,250
Morocco Government International Bond 4.250%, due 12/11/22[7]		200,000	201,750
Nigeria Government International Bond 5.625%, due 06/27/22		60,000	60,225
6.750%, due 01/28/21[7]		400,000	411,500
7.143%, due 02/23/30[7]		200,000	192,500
Oman Government International Bond 5.625%, due 01/17/28[7]		200,000	182,500
Panama Government International Bond 6.700%, due 01/26/36		50,000	63,275
8.875%, due 09/30/27		80,000	108,600
Paraguay Government International Bond 6.100%, due 08/11/44[7]		200,000	217,750
Peruvian Government International Bond 5.940%, due 02/12/29[9]	PEN	5,100,000	1,581,280
Qatar Government International Bond 4.500%, due 04/23/28[9]		1,700,000	1,793,500
5.103%, due 04/23/48[7]		200,000	214,750
5.103%, due 04/23/48[9]		1,600,000	1,718,000
Republic of Azerbaijan International Bond 4.750%, due 03/18/24[7]		270,000	273,712
Republic of South Africa Government International Bond 5.500%, due 03/09/20		100,000	101,875
5.875%, due 06/22/30		200,000	205,500
Republic of Turkey Government International Bond 6.875%, due 03/17/36		50,000	49,063
Romanian Government International Bond 4.875%, due 01/22/24[7]		50,000	52,000
6.750%, due 02/07/22[7]		160,000	172,600
Russian Foreign Bond - Eurobond 4.250%, due 06/23/27[7]		200,000	195,500
7.500%, due 03/31/30[7,10]		284,791	315,406
Serbia International Bond 4.875%, due 02/25/20[7]		400,000	405,000
South Africa Government International Bond 6.875%, due 05/27/19		100,000	101,125
Sri Lanka Government International Bond 6.250%, due 07/27/21[7]		200,000	200,500
6.750%, due 04/18/28[7]		200,000	190,750
Turkey Government International Bond 5.125%, due 03/25/22		450,000	443,812
5.625%, due 03/30/21		110,000	111,375
6.125%, due 10/24/28		200,000	192,000
7.375%, due 02/05/25		430,000	450,425
Uruguay Government International Bond 5.100%, due 06/18/50		197,500	202,438
Total non-US government obligations (cost—$31,619,454)			30,473,808

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
Municipal bonds and notes—1.1%
General obligation—0.4%
City of Chicago, Series B, 7.375%, due 01/01/33	1,600,000	$1,744,384
State of Illinois 5.877%, due 03/01/19	1,335,000	1,337,817
		3,082,201
Transportation—0.4%
Harris County Metropolitan Transportation Authority (Build America Bonds),
Series C, 6.875%, due 11/01/38	3,100,000	3,183,390
Utilities—0.3%
Cincinnati Water System Revenue (Build America Bonds), Series B, 6.458%, due 12/01/34	100,000	102,709
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,723,970
		1,826,679
Total municipal bonds and notes (cost—$7,840,754)		8,092,270
Short-term US government obligation—0.1%[18]
US Treasury Bill 2.373%, due 02/28/19 (cost—$998,256)	1,000,000	998,256
Certificates of deposit—0.2%
Banking-non-US—0.2%
Lloyds Bank Corporate Markets PLC 3 mo. USD LIBOR + 0.500%, 3.297%, due 10/26/20[3] (cost—$1,500,000)	1,500,000	1,500,000

	Number of contracts	Notional amount
Options purchased—0.0%†
Call options—0.0%†
Canada Government Bond 10 Year Futures, strike @ $159, expires 02/15/19	38	CAD	6,042,000	145
US Bond Future Option Futures, strike @ $168, expires 02/22/19	145	USD	24,360,000	145
US Bond Future Option Futures, strike @ $169, expires 02/22/19	150	USD	25,350,000	150
US Bond Future Option Futures, strike @ $170, expires 02/22/19	23	USD	3,910,000	23
US Bond Future Option Futures, strike @ $185, expires 02/22/19	12	USD	2,220,000	12
				475
	Number of contracts	Notional amount		Value
Options purchased—(concluded)
Put options—0.0%†
FNMA TBA, 4.000%, strike @ $71.00, expires 03/06/19 (Counterparty: JPMCB)	9,100,000	USD	6,461,000	$0
FNMA TBA, 4.000%, strike @ $78.00, expires 03/06/19 (Counterparty: GS)	20,700,000	USD	16,146,000	0
US Treasury Note 10 Year Futures, strike @ $106.50, expires 02/22/19	1,391	USD	148,141,500	1,391
US Treasury Note 5 Year Futures, strike @ $103.75, expires 02/22/19	871	USD	90,366,250	871
				2,262
Total options purchased (cost—$24,417)				2,737
Swaptions purchased—0.0%†
Put swaptions—0.0%†
3 Month USD LIBOR Interest Rate Swap, strike @ 2.943%, expires 12/16/19[4] (Counterparty: GSB; pay floating rate); underlying swap terminates 12/16/49 (cost—$24,000)	500,000	USD	500,000	15,717
Foreign exchange options purchased—0.0%†
Put option—0.0%†
USD Put/JPY Call, strike @ 95 expires 02/06/19 (Counterparty: BNP) (cost—$860)	8,600,000	USD	8,600,000	8

	Number of shares
Short-term investment—0.6%
Investment company—0.6%
State Street Institutional U.S. Government Money Market Fund (cost—$4,775,336)	4,775,336	4,775,336
Investment of cash collateral from securities loaned—0.8%
Money market fund—0.8%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$5,612,980)	5,612,980	5,612,980
Total investments (cost—$1,098,457,634)—148.9%		1,093,274,060
Liabilities in excess of other assets—(48.9)%		(359,275,744)
Net assets—100.0%		$733,998,316

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms and currency type abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Foreign exchange options written

Notional amount (000)		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	4,900	4,900,000	USD Call/CAD Put, strike @ CAD 1.36	BB	02/18/19	$24,010	$(235)	$23,775
USD	2,500	2,500,000	USD Call/MXN Put, strike @ MXN 19.90	BB	02/20/19	20,800	(3,715)	17,085
USD	3,500	3,500,000	USD Call/MXN Put, strike @ MXN 19.90	GSB	03/20/19	36,505	(22,582)	13,923
USD	2,200	2,200,000	USD Call/MXN Put, strike @ MXN 20.20	GSB	03/06/19	24,233	(4,917)	19,316
USD	2,600	2,600,000	USD Call/MXN Put, strike @ MXN 20.20	CITI	03/06/19	28,444	(5,811)	22,633
Total						$133,992	$(37,260)	$96,732
			Put options
GBP	3,600	3,600,000	GBP Put/USD Call, strike @ USD 1.25	JPMCB	03/14/19	$53,689	$(10,185)	$43,504
GBP	2,300	2,300,000	GBP Put/USD Call, strike @ USD 1.25	CITI	03/18/19	34,288	(6,202)	28,086
Total						$87,977	$(16,387)	$71,590
Total foreign exchange options written						$221,969	$(53,647)	$168,322

Credit default swaptions written

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Buy/ sell protection	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	2,400	2,400,000	CDX North American Investment Grade 31 Index, strike @ 1.100%	BOA	Sell	02/20/19	$2,880	$(15)	$2,865
USD	1,500	1,500,000	CDX North American Investment Grade 31 Index, strike @ 1.100%	MSCI	Sell	02/20/19	1,597	(9)	1,588
USD	500	500,000	CDX North American Investment Grade 31 Index, strike @ 1.100%	CITI	Sell	02/20/19	487	(3)	484
USD	1,200	1,200,000	CDX North American Investment Grade 31 Index, strike @ 1.200%	JPMCB	Sell	03/20/19	2,232	(48)	2,184
USD	2,300	2,300,000	CDX North American Investment Grade 31 Index, strike @ 1.100%	CITI	Sell	03/20/19	4,888	(161)	4,727
USD	1,900	1,900,000	CDX North American Investment Grade 31 Index, strike @ 2.400%	GSB	Sell	09/18/19	3,230	(415)	2,815
USD	5,100	5,100,000	CDX North American Investment Grade 31 Index, strike @ 1.000%	BOA	Sell	02/20/19	10,065	(71)	9,994
Total							$25,379	$(722)	$24,657

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Interest rate swaptions written

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	2,400	24,00,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.750%, terminating 12/16/24	GSB	Pay	12/12/19	$26,182	$(15,195)	$10,987

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
558	EUR	3 Month EURIBOR Futures	June 2019	$160,138,721	$160,134,707	$(4,014)
131	EUR	Call Options on Euro BTP Futures 02/22/19, strike @ EUR 155	February 2019	1,628	1,499	(129)
200	EUR	Call Options on Euro BTP Futures 02/22/19, strike @ EUR 156	February 2019	2,486	2,289	(197)
100	EUR	Call Options on Euro BTP Futures 02/22/19, strike @ EUR 160	February 2019	1,243	1,145	(98)
24	EUR	Call Options on Euro OAT Futures 02/22/19, strike @ EUR 162	February 2019	299	275	(24)
180	EUR	Call Options on Euro OAT Futures 02/22/19, strike @ EUR 165	February 2019	2,237	2,060	(177)
113	EUR	Call Options on Euro OAT Futures 02/22/19, strike @ EUR 166	February 2019	1,404	1,293	(111)
213	EUR	German Euro Bund Futures	March 2019	39,638,217	40,390,297	752,080
131	EUR	Put Options on Euro Bund Futures 02/22/19, strike @ EUR 147	February 2019	1,628	1,499	(129)
51	EUR	Put Options on Euro Bund Futures 02/22/19, strike @ EUR 151.5	February 2019	634	584	(50)
60	EUR	Put Options on Euro Bund Futures 02/22/19, strike @ EUR 152	February 2019	746	687	(59)
10	GBP	Call Options on Euro Long Gilt Futures 02/22/19, strike @ EUR 150	February 2019	142	—	(142)
71	USD	90-Day Eurodollar Futures	March 2019	17,268,230	17,280,513	12,283
2	USD	Australian Dollar Futures	March 2019	144,292	145,400	1,108
4	USD	British Pound Futures	March 2019	314,691	328,525	13,834
2	USD	Canadian Dollar Futures	March 2019	149,608	152,490	2,882
US Treasury futures buy contracts:
959	USD	US Treasury Note 10 Year Futures	March 2019	114,242,471	117,447,531	3,205,060
185	USD	US Treasury Note 2 Year Futures	March 2019	39,032,706	39,280,704	247,998
253	USD	US Treasury Note 5 Year Futures	March 2019	28,545,374	29,059,422	514,048
Total				$399,486,757	$404,230,920	$4,744,163

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts:
223	AUD	Australian Bond 10 Year Futures	March 2019	$(21,290,073)	$(21,643,294)	$(353,221)
38	CAD	Canada Government Bond 10 Year Futures	March 2019	(3,833,347)	(3,980,608)	(147,261)
38	EUR	German Euro Buxl 30 Year Futures	March 2019	(7,669,828)	(8,083,940)	(414,112)
54	EUR	German Euro Schatz Futures	March 2019	(6,914,753)	(6,914,812)	(59)
431	EUR	Italian Government Bond Futures	March 2019	(60,311,029)	(63,919,784)	(3,608,755)
348	EUR	Mid-Term Euro-OAT Futures	March 2019	(59,914,879)	(60,911,193)	(996,314)
10	GBP	United Kingdom Long Gilt Bond Futures	March 2019	(1,628,996)	(1,620,219)	8,777
270	USD	90-Day Eurodollar Futures	June 2020	(65,667,829)	(65,832,750)	(164,921)
145	USD	90-Day Eurodollar Futures	September 2020	(35,271,728)	(35,370,938)	(99,210)
83	USD	90-Day Eurodollar Futures	December 2020	(20,150,628)	(20,244,738)	(94,110)
2	USD	Euro Fx Futures with American Style Options	March 2019	(285,279)	(287,162)	(1,883)
US Treasury futures sell contracts:
56	USD	Ultra Long US Treasury Bond Futures	March 2019	(8,619,570)	(9,023,000)	(403,430)
365	USD	US Long Bond Futures	March 2019	(50,925,116)	(53,540,938)	(2,615,822)
183	USD	US Ultra Treasury Note 10 Year Futures	March 2019	(23,098,576)	(23,915,812)	(817,236)
Total				$(365,581,631)	$(375,289,188)	$(9,707,557)
Net unrealized depreciation						$(4,963,394)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	JPY	604,000,000	USD	5,406,718	02/15/19	$(143,096)
BB	MYR	2,596,159	USD	618,796	03/20/19	(14,508)
BB	USD	2,818,777	GBP	2,210,000	02/04/19	79,857
BNP	USD	1,631,900	JPY	183,200,000	02/15/19	51,421
BNP	USD	1,638,102	SGD	2,237,365	03/20/19	25,516
BOA	AUD	287,000	USD	210,110	02/15/19	1,457
BOA	CAD	20,438,000	USD	15,413,273	02/04/19	(142,418)
BOA	EUR	15,565,000	USD	17,934,149	03/04/19	76,431
BOA	JPY	282,100,000	USD	2,524,114	02/15/19	(67,943)
BOA	SGD	5,944,000	USD	4,342,820	03/20/19	(76,905)
BOA	USD	15,423,846	CAD	20,438,000	03/04/19	141,899
BOA	USD	835,140	GBP	655,000	02/04/19	23,957
BOA	USD	959,000	MXN	18,579,858	03/22/19	5,993
CITI	AUD	661,000	USD	467,035	02/15/19	(13,522)
CITI	JPY	284,100,000	USD	2,522,696	02/15/19	(87,738)
CITI	MXN	95,308,179	USD	4,980,830	02/11/19	1,288
CITI	MXN	81,197,997	USD	4,162,506	03/11/19	(61,839)
CITI	MXN	9,679,997	USD	492,515	08/14/19	775
CITI	USD	18,984,806	JPY	2,147,300,000	02/15/19	745,517
CITI	USD	747,707	MXN	14,517,000	03/11/19	7,544
CITI	USD	504,824	MXN	9,679,997	03/11/19	(1,220)

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CITI	USD	2,391,053	MXN	46,407,000	04/15/19	$10,401
CITI	USD	4,927,524	MXN	95,308,179	04/24/19	(2,288)
CITI	USD	3,211,175	SGD	4,381,000	03/20/19	46,364
CITI	USD	1,296,713	TRY	7,227,505	02/19/19	87,995
GSI	EUR	280,000	USD	320,173	02/04/19	(314)
GSI	GBP	13,618,000	USD	17,407,136	02/04/19	(454,222)
GSI	GBP	10,753,000	USD	14,127,092	03/04/19	3,250
GSI	JPY	150,000,000	USD	1,357,897	02/15/19	(20,368)
GSI	MXN	18,579,858	USD	959,000	03/22/19	(5,993)
GSI	USD	14,107,049	GBP	10,753,000	02/04/19	(3,422)
GSI	USD	2,919,236	MXN	57,001,000	03/11/19	46,255
HSBC	AUD	2,064,000	USD	1,493,132	02/15/19	(7,428)
HSBC	JPY	620,000,000	USD	5,612,399	02/15/19	(84,430)
HSBC	SGD	3,186,843	USD	2,326,332	03/20/19	(43,279)
HSBC	USD	6,019,014	CAD	7,990,000	02/04/19	62,303
HSBC	USD	691,872	MXN	13,195,179	02/11/19	(2,467)
JPMCB	EUR	13,012,000	USD	14,947,343	02/04/19	53,813
JPMCB	EUR	2,273,000	USD	2,595,693	02/04/19	(5,982)
JPMCB	JPY	2,590,300,000	USD	23,037,349	02/15/19	(763,450)
JPMCB	JPY	260,900,000	USD	2,417,660	02/15/19	20,398
JPMCB	TRY	27,375,072	USD	4,577,003	02/19/19	(667,748)
JPMCB	USD	9,391,221	CAD	12,448,000	02/04/19	83,152
JPMCB	USD	1,899,039	JPY	212,900,000	02/15/19	57,179
JPMCB	USD	4,308,336	MXN	82,113,000	02/11/19	(18,199)
JPMCB	USD	1,842,614	SGD	2,513,000	03/20/19	25,954
JPMCB	USD	3,626,553	TRY	20,353,305	02/19/19	272,907
Net unrealized depreciation						$(757,153)

Centrally cleared credit default swap agreements on corporate issues—sell protection21

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[19]	Upfront payments received (made)	Value	Unrealized appreciation
Berkshire Hathaway, Inc., bond, 1.550%, due 02/09/18	USD	2,200	12/20/21	Quarterly	1.000%	$(10,517)	$41,024	$30,507
Exelon Generation Co. LLC, bond, 6.200%, due 10/01/17	USD	2,000	12/20/21	Quarterly	1.000	51,721	27,251	78,972
MetLife, Inc., bond, 4.75%, due 02/08/21	USD	1,900	12/20/21	Quarterly	1.000	13,130	34,750	47,880
Tesco PLC, bond, 6.000%, due 12/14/29	EUR	3,000	06/20/22	Quarterly	1.000	93,597	35,016	128,613
Verizon Communications, Inc., bond, 2.550%, due 06/17/19	USD	1,600	12/20/22	Quarterly	1.000	(24,417)	33,076	8,659
Total						$123,514	$171,117	$294,631

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Centrally cleared credit default swap agreements on credit indices—buy protection20

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[19]	Upfront payments received (made)	Value	Unrealized depreciation
CDX North American High Yield 26 Index	USD	4,145	06/20/21	Quarterly	5.000%	$78,899	$(269,686)	$(190,787)
CDX North American High Yield 29 Index	USD	4,508	12/20/22	Quarterly	5.000	292,181	(330,536)	(38,355)
Total						$371,080	$(600,222)	$(229,142)

Centrally cleared credit default swap agreements on credit indices—sell protection21

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[19]	Upfront payments received (made)	Value	Unrealized appreciation
CDX North American Investment Grade 28 Index	USD	11,700	06/20/22	Quarterly	1.000%	$(157,578)	$209,353	$51,775
CDX North American Investment Grade 30 Index	USD	4,700	06/20/23	Quarterly	1.000	(70,133)	84,320	14,187
CDX North American High Yield 31 Index	USD	490	12/20/23	Quarterly	5.000	(18,288)	32,572	14,284
CDX North American Investment Grade 31 Index	USD	102,900	12/20/23	Quarterly	1.000	(1,533,767)	1,695,015	161,248
Total						$(1,779,766)	$2,021,260	$241,494

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[19]	Payments received by the Portfolio[19]	Value	Unrealized appreciation (depreciation)
JPY	580,000	09/20/27	Semi-Annual	0.300%	6 Month JPY LIBOR	$(98,533)	$(73,424)
JPY	230,000	03/20/29	Semi-Annual	0.450	6 Month JPY LIBOR	(61,556)	(45,560)
CAD	500	12/16/46	Semi-Annual	1.750	3 Month Canadian Bankers	70,685	76,817 Acceptance Rate
JPY	3,620,000	03/18/26	Semi-Annual	0.300	6 Month JPY LIBOR	(629,060)	(470,747)
USD	13,500	12/20/27	Quarterly	2.500	3 Month USD LIBOR	160,206	467,908
JPY	310,000	03/20/28	Semi-Annual	0.300	6 Month JPY LIBOR	(50,453)	(70,540)
JPY	2,510,000	03/18/26	Semi-Annual	0.300	6 Month JPY LIBOR	(439,530)	(306,383)
USD	32,600	12/05/19	Semi-Annual	3 Month USD LIBOR	1.958%	(242,068)	(242,068)
JPY	230,000	06/18/28	Semi-Annual	0.399	6 Month JPY LIBOR	(55,090)	(54,912)
EUR	5,900	07/04/42	Annual	6 Month EURIBOR	1.501	463,151	440,063
USD	13,700	06/20/28	Quarterly	2.250	3 Month USD LIBOR	461,755	(238,279)
JPY	60,000	03/21/48	Semi-Annual	1.000	6 Month JPY LIBOR	(52,520)	(50,678)
JPY	790,000	03/20/38	Semi-Annual	0.750	6 Month JPY LIBOR	(380,064)	(407,168)
JPY	1,810,000	06/18/28	Semi-Annual	6 Month JPY LIBOR	0.380	403,443	333,430
JPY	910,000	12/20/38	Semi-Annual	0.750	6 Month JPY LIBOR	(404,961)	(461,168)
USD	1,200	08/22/48	Quarterly	2.940	3 Month USD LIBOR	(36,283)	(36,283)
USD	3,600	08/22/48	Quarterly	2.905	3 Month USD LIBOR	(82,058)	(82,058)
GBP	9,600	03/20/29	Semi-Annual	1.500	6 Month GBP LIBOR	(92,739)	(241,554)
GBP	4,900	06/19/49	Semi-Annual	1.750	6 Month GBP LIBOR	(300,208)	38,506

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[19]	Payments received by the Portfolio[19]	Value	Unrealized appreciation (depreciation)
GBP	2,600	06/19/29	Semi-Annual	1.500%	6 Month GBP LIBOR	$(19,492)	$338
EUR	8,600	06/19/29	Annual	6 Month EURIBOR	1.000%	254,146	198,336
JPY	60,000	10/22/38	Semi-Annual	0.800	6 Month JPY LIBOR	(32,994)	(32,994)
GBP	10,500	03/20/24	Semi-Annual	1.500	6 Month GBP LIBOR	(159,681)	(150,933)
EUR	2,300	03/20/49	Annual	6 Month EURIBOR	1.500	173,990	219,456
EUR	28,600	03/20/29	Annual	6 Month EURIBOR	1.000	997,445	1,144,325
USD	20,900	08/22/23	Semi-Annual	3 Month USD LIBOR	2.800	396,313	396,313
JPY	200,000	10/31/38	Semi-Annual	0.705	6 Month JPY LIBOR	(75,252)	(87,870)
Total						$168,592	$262,873

Credit default swap agreements on corporate issues—sell protection21

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[19]	Upfront payments received (made)	Value	Unrealized appreciation
BNP	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,300	03/20/20	Quarterly	1.000%	$43,420	$4,228	$47,648
GSI	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,500	03/20/20	Quarterly	1.000	52,097	4,879	56,976
JPMCB	Republic of South Africa, bond, 5.500%, due 03/09/20	USD	1,600	12/20/23	Quarterly	1.000	75,668	(52,241)	23,427
Total							$171,185	$(43,134)	$128,051

Credit default swap agreements on credit indices—sell protection21

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[19]	Upfront payments received (made)	Value	Unrealized appreciation
BOA	CMBX.NA.AAA.9 Index	USD	3,200	09/17/58	Monthly	0.500%	$232,599	$28,428	$261,027

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$211,913,798	$—	$211,913,798
Government national mortgage association certificates	—	16,777	—	16,777
Federal home loan mortgage corporation certificates	—	4,281,799	—	4,281,799
Federal housing administration certificates	—	1,325	—	1,325
Federal national mortgage association certificates	—	201,748,988	11,318	201,760,306
Collateralized mortgage obligations	—	97,144,855	2,374	97,147,229
Asset-backed securities	—	78,318,265	—	78,318,265
Corporate notes	—	444,849,244	—	444,849,244
Loan assignments	—	3,514,205	—	3,514,205
Non-US government obligations	—	30,473,808	—	30,473,808
Municipal bonds and notes	—	8,092,270	—	8,092,270
Short-term US government obligation	—	998,256	—	998,256
Certificates of deposit	—	1,500,000	—	1,500,000
Options purchased	2,737	—	—	2,737
Swaptions purchased	—	15,717	—	15,717
Foreign exchange options purchased	—	8	—	8
Short-term investment	—	4,775,336	—	4,775,336
Investment of cash collateral from securities loaned	—	5,612,980	—	5,612,980
Futures contracts	4,758,070	—	—	4,758,070
Forward foreign currency contracts	—	1,931,626	—	1,931,626
Swap agreements	—	5,611,046	—	5,611,046
Total	$4,760,807	$1,100,800,303	$13,692	$1,105,574,802
Liabilities
Foreign exchange options written	$—	$(53,647)	$—	$(53,647)
Credit default swaptions written	—	(722)	—	(722)
Interest rate swaptions written	—	(15,195)	—	(15,195)
Futures contracts	(9,721,464)	—	—	(9,721,464)
Forward foreign currency contracts	—	(2,688,779)	—	(2,688,779)
Swap agreements	—	(3,865,005)	—	(3,865,005)
Total	$(9,721,464)	$(6,623,348)	$—	$(16,344,812)

At January 31, 2019, there were no transfers between Level 1 and Level 2.

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the period ended January 31, 2019:

	Federal national mortgage association certificates	Collateralized mortgage obligations	Total
Beginning balance	$12,102	$—	$12,102
Purchases	—	—	—
Sales	(881)	—	(881)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	97	—	97
Transfers into Level 3	—	2,374	2,374
Transfers out of Level 3	—	—	—
Ending balance	$11,318	$2,374	$13,692

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2019, was $18. Transfers into Level 3 represent the value at the end of the period. At January 31, 2019, securities were transferred from Level 2 to Level 3 as the valuation is based primarily on unobservable inputs from an established pricing source.

Portfolio footnotes

†  Amount represents less than 0.05%.

1  In US dollars unless otherwise indicated.

2  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

3  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

4  Illiquid investment at period end. Illiquid assets, in the amount of $1,667,567 represented 0.2% of the Portfolio's net assets at period end.

5  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

6  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

7  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

8  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

9  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $209,252,303, represented 28.5% of the Portfolio's net assets at period end.

10  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

11  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

12  Perpetual investment. Date shown reflects the next call date.

13  Security, or portion thereof, was on loan at the period end.

14  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

15  Rate shown reflects annualized yield at the period end on zero coupon bond.

16  Bond interest in default.

17  Position is unsettled. Contract rate was not determined at January 31, 2019 and does not take effect until settlement.

18  Rate shown is the discount rate at the date of purchase unless otherwise noted.

19  Payments made or received are based on the notional amount.

20  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

21  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Performance

For the six months ended January 31, 2019, the Portfolio's Class P shares returned 2.00% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Municipal 3-15 Year Blend Index (the "benchmark") returned 2.32%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of 1.68%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 101. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio modestly underperformed its benchmark during the reporting period. The primary drivers of relative performance versus the benchmark were contributions from duration and yield curve positioning, while sector allocation and security selection detracted from results.

From a sector standpoint, state general obligation and pre-refunded bonds generally outperformed revenue bonds, reflecting an investor sentiment shift toward a flight to quality, particularly during the latter half of the reporting period. This trend was a detractor from performance given our underweight posture toward high-rated general obligation and pre-refunded bonds. Pockets of strong performance within the revenue bond sector, particularly power, hospital and airport bonds, were a mitigating factor due to the Portfolio's overweight allocation. From a security selection perspective, the Portfolio experienced weak relative performance among broker/bank-backed gas due to supply pressures, as well as tobacco-securitization revenue bonds, which experienced softness on news of new regulatory challenges.

Overall, credit fundamentals were solid for state and local governments. State tax revenue growth benefited from a relatively stable economy and near-term benefits from recent tax reform. Rainy day and fund balances have grown, which is fiscally prudent in advance of any softening in economic activity. The protracted rally in equity prices has led to some growth in pension assets relative to liabilities. Funding status, before the latest softening in stocks, reached 74% from roughly 70%. The rating agencies have assigned stable outlooks to nearly every state in the nation. Investment-grade bonds rated A and BBB generally underperformed higher-rated AA and AAA bonds in the flight to quality environment. The Portfolio was underweight the AAA and AA categories, which was a slight detractor from returns during the flight-to-quality environment.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Mellon Investments Corporation (f/k/a BNY Mellon Asset Management Company LLC ("Mellon")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA

Mellon: Daniel Marques, CFA and Daniel Rabasco, CFA

Objective:

High current income exempt from federal income tax

Investment process:

The subadvisor utilizes a strategy that involves investing

in undervalued sectors, geographical regions or individual

securities.

PACE Municipal Fixed Income Investments

Subadvisor's comments – concluded

During the period, municipal yields increased for short maturities, as the US Fed continued its rate hike policy. Intermediate municipal rates from five to 15 year maturities declined, led by strong demand from retail investors who continue to find tax-exempt municipals attractive. The Portfolio was positioned with a modest long duration posture, which was additive to results in the declining rate environment. The Portfolio's yield advantage versus the benchmark also contributed to results, as did a modest overweight to 10-15 year bonds, which outperformed their shorter duration counterparts.

No derivatives were used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.96%	2.61%	2.56%	3.36%
Class Y2	2.00	2.84	2.78	3.61
Class P3	2.00	2.84	2.79	3.61
After deducting maximum sales charge
Class A1	(0.31)	0.26	2.09	3.13
Bloomberg Barclays US Municipal 3-15 Year Blend Index[4]	2.32	3.50	3.08	3.90
Lipper Intermediate Municipal Debt Funds median	1.68	2.54	2.59	3.58

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.24%	0.62%	2.70%	3.70%
Class Y2	1.37	0.93	2.94	3.95
Class P3	1.37	0.86	2.95	3.95
After deducting maximum sales charge
Class A1	(1.02)	(1.65)	2.24	3.47

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—0.91% and 0.82%; Class Y—0.71% and 0.57%; and Class P—0.67% and 0.57%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.82%; Class Y—0.57%; and Class P—0.57%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Municipal 3-15 Year Blend Index is an unmanaged index for the tax-exempt bond market. The Index includes investment-grade municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity. Sectors include general obligation, revenue, insured and pre-refunded bonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Municipal Fixed Income Investments

Portfolio statistics—January 31, 2019 (unaudited)

Characteristics
Weighted average duration	4.94 yrs.
Weighted average maturity	9.31 yrs.
Average coupon	4.93%
Top five states[1]	Percentage of net assets
Texas	14.3%
Illinois	10.8
New York	7.9
New Jersey	6.5
Pennsylvania	6.2
Total	45.7%
Credit rating[2]	Percentage of total investments
AAA	5.3%
AA	33.5
A	36.8
BBB	4.3
Non-rated	18.8
Cash equivalents and other assets less liabilities	1.3
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)
	Face amount	Value
Municipal bonds and notes—98.7%
Alabama—1.9%
Alabama Federal Aid Highway Finance Authority, Series A, 5.000%, due 09/01/29	$2,000,000	$2,414,580
Birmingham-Jefferson Civic Center Authority, Special Tax Revenue Subordinate Lien, Series B, 5.000%, due 07/01/32	2,000,000	2,297,440
Lower Alabama Gas District Gas Project Revenue, Series A, 5.000%, due 09/01/31	1,500,000	1,738,875
		6,450,895
Alaska—0.5%
City of Anchorage AK Wastewater Revenue Refunding, Series B, 5.000%, due 05/01/31	1,395,000	1,638,483
Arizona—1.4%
Maricopa County Industrial Development Authority (Banner Health Obligation Group), Series A, 5.000%, due 01/01/31	3,000,000	3,488,340
Salt Verde Financial Corp., Revenue Bonds 5.000%, due 12/01/32	1,000,000	1,170,440
		4,658,780
Arkansas—0.9%
City of Fort Smith AR Water & Sewer Revenue Refunding 5.000%, due 10/01/34	1,320,000	1,532,678
University of Arkansas, (Fayetteville Campus), Series A, 5.000%, due 11/01/29	1,385,000	1,586,435
		3,119,113
California—2.4%
California Infrastructure & Economic Development Bank Revenue Refunding (Academy of Motion Picture Arts) 5.000%, due 11/01/28	1,205,000	1,375,929
California State 5.000%, due 08/01/30	1,000,000	1,175,810
5.000%, due 10/01/30	2,815,000	3,420,845
Los Angeles Department of Airports (Los Angeles International Airport), Series A, AMT, 5.000%, due 05/15/32	2,000,000	2,205,120
University of California Revenue Unrefunded General, Series Q, 5.250%, due 05/15/23	110,000	110,341
		8,288,045
Colorado—3.0%
Denver City & County Airport Revenue, Subseries A, AMT, 5.500%, due 11/15/26	7,000,000	7,987,910
	Face amount	Value
Municipal bonds and notes—(continued)
Colorado—(concluded)
University of Colorado Revenue Refunding, Series A-2, 5.000%, due 06/01/30	$1,750,000	$2,134,615
		10,122,525
Connecticut—2.2%
Connecticut Special Tax Revenue, Series B, 5.000%, due 10/01/30	2,000,000	2,322,240
Connecticut State (Gaap Conversion Bonds—2013), Series A, 5.000%, due 10/15/25	2,900,000	3,219,319
Hartford County Metropolitan District Revenue (Green Bonds), Series A, 5.000%, due 11/01/29	1,870,000	2,117,457
		7,659,016
District of Columbia—1.5%
Metropolitan Washington, Airport Authority Airport System Revenue, AMT, 5.000%, due 10/01/28	2,500,000	2,951,800
Series A, AMT, 5.000%, due 10/01/22	2,000,000	2,206,120
		5,157,920
Florida—4.0%
Broward Port Facilities Revenue Refunding, Series B, AMT, 5.000%, due 09/01/21	2,000,000	2,148,260
Citizens Property Insurance Corp. Revenue, Series A-1, 5.000%, due 06/01/25	7,000,000	8,123,990
Miami Beach Redevelopment Agency Tax Increment Revenue Refunding 5.000%, due 02/01/28	1,000,000	1,130,160
Orange County Florida Tourist Development Tax Revenue Refunding, Series B, 5.000%, due 10/01/30	1,885,000	2,205,808
		13,608,218
Georgia—2.3%
Atlanta Development Authority Revenue Senior Lien, Series A-1, 5.000%, due 07/01/32	2,000,000	2,279,080
Fulton County Development Authority of Georgia Revenue (Anticipation CTFS-Wellstar Health System, Inc. Project), Series A, 5.000%, due 04/01/36	1,000,000	1,110,860
Fulton County Development Authority of Georgia Revenue (Piedmont Healthcare, Inc. Project), Series A, 5.000%, due 07/01/27	1,500,000	1,767,675

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Georgia—(concluded)
Main Street Natural Gas, Inc. Revenue, Series A, 5.500%, due 09/15/28	$1,500,000	$1,840,665
Series B, 1 mo. USD LIBOR + 0.750%, 2.438%, due 04/01/48[1]	1,000,000	991,460
		7,989,740
Hawaii—0.3%
Hawaii Airports System Revenue, Series A, AMT, 5.000%, due 07/01/29	1,000,000	1,184,470
Illinois—10.8%
Chicago O'Hare International Airport Revenue Refunding, Series A, AMT, 5.000%, due 01/01/29	2,500,000	2,774,525
Chicago O'Hare International Airport Revenue Senior Lien, Series B, 5.000%, due 01/01/35	1,750,000	1,942,658
Chicago O'Hare International Airport Revenue, Series A, AMT, 5.000%, due 01/01/23	1,150,000	1,239,539
Chicago Waterworks Revenue Senior Lien, Series A-1, 5.000%, due 11/01/29	1,920,000	2,176,358
Series 2017-2, (AGM Insured), 5.000%, due 11/01/31	1,000,000	1,137,900
Cook County Forest Preservation District, (AMBAC Insured), 5.000%, due 11/15/19[2]	5,180,000	5,302,041
Illinois County of Cook Sale Tax Revenue Refunding 5.000%, due 11/15/35	2,500,000	2,831,750
Illinois Finance Authority Revenue Advocate Health Care Network 5.000%, due 06/01/27	3,000,000	3,344,640
Illinois Finance Authority Revenue University of Chicago, Series A, 5.000%, due 10/01/29	2,440,000	2,623,146
Illinois Municipal Electric Agency Power Supply System Revenue Refunding, Series A, 5.000%, due 02/01/32	2,500,000	2,840,275
Southwestern Illinois Development Authority Health Facility Revenue (Memorial Group, Inc.) 7.125%, due 11/01/30	1,500,000	1,852,185
State of Illinois Sales Tax Revenue, Series A, (BAM Insured), 5.000%, due 06/15/27	3,000,000	3,376,980
University of Illinois, Series A, 5.000%, due 04/01/30	1,000,000	1,107,830
	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
University of Illinois, (Auxiliary Facilities System), Series A, 5.000%, due 04/01/27	$4,000,000	$4,382,400
		36,932,227
Indiana—1.6%
Indiana Finance Authority Revenue Refunding (Stadium Project), Series A, 5.250%, due 02/01/35	1,000,000	1,167,760
Richmond Hospital Authority Revenue Refunding Reid Hospital & Health Care, Series A, 5.000%, due 01/01/30	2,055,000	2,293,647
Whiting City Revenue (BP Products North America, Inc. Project), AMT, 5.000%, VRD	1,840,000	2,062,585
		5,523,992
Kentucky—2.5%
Kentucky Public Energy Authority Revenue, Series A, 4.000%, VRD	3,250,000	3,424,818
Series B, 4.000%, VRD	4,750,000	5,063,785
		8,488,603
Louisiana—2.0%
East Baton Rouge Sewerage Commission Revenue Refunding, Series B, 5.000%, due 02/01/28	1,000,000	1,148,510
New Orleans Aviation Board Revenue, Series B, (AGM Insured), AMT, 5.000%, due 01/01/28	1,500,000	1,682,850
State of Louisiana State Highway Improvement Revenue, Series A, 5.000%, due 06/15/29	3,500,000	3,993,185
		6,824,545
Maryland—1.2%
Baltimore County Consolidated Public Improvement Bond 4.000%, due 03/18/19	1,500,000	1,504,797
Maryland Economic Development Corp. (Purple Line Light Rail Project) Revenue Bonds, Series A, AMT, 5.000%, due 03/31/24	1,000,000	1,071,350
Maryland Health & Higher Educational Facilities Authority Revenue Peninsula Regional Medical Center 5.000%, due 07/01/32	1,500,000	1,662,135
		4,238,282

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—2.6%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Notes (Accelerated Bridge Program), Series A, 5.000%, due 06/15/23	$2,400,000	$2,655,336
Massachusetts Educational Financing Authority, Series K, AMT, 5.000%, due 07/01/22	2,500,000	2,726,025
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series B, 5.000%, due 08/15/28	3,000,000	3,304,230
		8,685,591
Michigan—3.6%
Great Lakes Water Authority Water Supply System Revenue Refunding Senior Lien, Series A, 5.000%, due 07/01/23	1,000,000	1,125,970
Series D, 5.000%, due 07/01/26	1,100,000	1,304,512
Michigan State Finance Authority Revenue Refunding (Beaumont Health Credit Group) 5.000%, due 08/01/33	2,415,000	2,665,580
Michigan State Finance Authority Revenue Refunding (Detroit School District), Series A, 5.000%, due 05/01/22	1,485,000	1,623,135
Michigan State Finance Authority Revenue Refunding Senior Lien (Detroit Water And Sewerage), Series C-3, (AGM Insured), 5.000%, due 07/01/30	1,500,000	1,672,965
Michigan Strategic Fund Revenue, (Improvement Project), AMT, 5.000%, due 06/30/32	3,300,000	3,737,943
		12,130,105
Missouri—3.9%
City of Kansas City, Missouri Airport Revenue, Series A, AMT, 5.000%, due 09/01/23	5,000,000	5,375,900
Missouri Joint Municipal Electric Utility Commission Revenue Refunding Prairie State Project, Series A, 5.000%, due 12/01/25	2,300,000	2,684,169
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Coxhealth, Series A, 5.000%, due 11/15/34	2,000,000	2,224,220
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Saint Luke's Health System 5.000%, due 11/15/28	1,000,000	1,152,490
	Face amount	Value
Municipal bonds and notes—(continued)
Missouri—(concluded)
Missouri State Health & Educational Facilities Authority Health Facilities Revenue SSM Health Care, Series A, 5.000%, due 06/01/27	$1,500,000	$1,694,610
		13,131,389
Nebraska—1.3%
Nebraska Public Power District Revenue Refunding, Series B, 5.000%, due 01/01/31	1,300,000	1,545,505
Public Power Generation Agency Revenue Refunding Whelan Energy Center Unit 2, Series A, 5.000%, due 01/01/30	2,500,000	2,814,925
		4,360,430
Nevada—1.0%
Las Vegas Valley Water District, Series B, 5.000%, due 06/01/25	2,700,000	2,966,544
Reno Sales Tax Revenue Refunding, First Lien, Series 2018A, 5.000%, due 06/01/33	500,000	582,675
		3,549,219
New Jersey—6.5%
New Jersey Economic Development Authority Revenue Refunding, Series WW, 5.250%, due 06/15/31	2,100,000	2,302,923
Series XX, 5.000%, due 06/15/26	1,600,000	1,780,160
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co., Series C, AMT, 5.100%, due 06/01/23	1,000,000	1,034,170
New Jersey Health Care Facilities Financing Authority Revenue Refunding (Virtua Health) 5.000%, due 07/01/25	1,500,000	1,712,370
New Jersey State Higher Education Assistance Authority Revenue, Series 1A, AMT, 5.000%, due 12/01/21	2,550,000	2,732,121
Series B, AMT, 5.000%, due 12/01/23	2,000,000	2,224,900
New Jersey Turnpike Authority Revenue, Series E, 5.000%, due 01/01/30	1,350,000	1,604,948
Tobacco Settlement Financing Corp. Tobacco Settlement Revenue Refunding, Series A, 5.000%, due 06/01/34	8,000,000	8,866,720
		22,258,312

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
New York—7.9%
Nassau County New York Industrial Development, Series B, 5.000%, due 10/01/21	$4,045,000	$4,371,755
New York City Municipal Finance Authority Water & Sewer Systems Revenue Refunding, Series DD, 5.000%, due 06/15/29	1,500,000	1,714,635
New York City Transitional Finance Authority Future Tax Secured Revenue, Subseries I, 5.000%, due 05/01/23	1,000,000	1,133,150
New York City, Series E, 5.000%, due 08/01/24	2,815,000	3,156,994
Series H, 5.000%, due 08/01/25	2,990,000	3,423,281
New York State Dorm Authority State University Dormitory Facilities, Series A, 5.000%, due 07/01/34	2,500,000	2,897,275
New York State Urban Development Corp. Empire State Development State Personal Income Tax Revenue Bonds, Series E, 5.000%, due 03/15/31	2,000,000	2,220,720
New York Transportation Development Corp. Special Facility Revenue Refunding (Laguardia Airport Terminal B Redevelopment), Series A, AMT, 5.000%, due 07/01/34	1,000,000	1,071,260
New York Transportation Development Corp. Special Facility Revenue Refunding (Terminal One Group Association), AMT, 5.000%, due 01/01/22	1,500,000	1,613,010
Port Authority of New York & New Jersey Revenue Consolidated (One Hundred Eighty-Fifth), AMT, 5.000%, due 09/01/22	2,400,000	2,646,312
Triborough Bridge & Tunnel Authority Revenue, Subseries 2003B-2, 1 mo. USD LIBOR + 0.350%, 2.038%, due 01/01/331	1,500,000	1,499,760
TSASC, Inc. Tobacco Settlement Bonds, Series A, 5.000%, due 06/01/34	1,000,000	1,093,110
		26,841,262
North Carolina—0.9%
North Carolina Medical Care Commission Health Care Facilities Revenue Refunding (Vidant Health) 5.000%, due 06/01/32	1,500,000	1,680,780
	Face amount	Value
Municipal bonds and notes—(continued)
North Carolina—(concluded)
North Carolina Turnpike Authority Senior Lien, (AGM Insured), 5.000%, due 01/01/26	$1,250,000	$1,459,200
		3,139,980
Ohio—0.3%
American Municipal Power, Inc., Revenue, Series A, 5.000%, due 02/15/27	1,000,000	1,129,590
Oregon—0.8%
Oregon State Facilities Authority Revenue Refunding (Legacy Health Project), Series A, 5.000%, due 06/01/32	2,300,000	2,623,104
Pennsylvania—6.2%
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group Issue) Revenue, Series A, 5.000%, due 04/01/29	3,190,000	3,728,089
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,060,660
Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue 5.000%, due 06/01/31	1,500,000	1,722,660
Delaware Valley Regional Finance Authority, Pennsylvania Local Government Revenue Bonds, Series B, SIFMA + 0.420%, 1.710%, due 09/01/48[1]	3,500,000	3,500,035
Pennsylvania Turnpike Commission Motor License Fund-Enhanced Turnpike Subordinate Special Revenue 5.000%, due 12/01/33	1,500,000	1,708,575
Pennsylvania Turnpike Commission Turnpike Refunding Subordinated Revenue, Series B, 5.000%, due 06/01/28	2,000,000	2,289,500
Pennsylvania Turnpike Commission Turnpike Revenue, Series B, 5.000%, due 12/01/32	1,250,000	1,410,612
Philadelphia Airport Revenue, Series B, AMT, 5.000%, due 07/01/32	1,250,000	1,417,650
Philadelphia School District Prerefunded, Series F, 5.000%, due 09/01/30	10,000	12,037
Philadelphia School District Unrefunded, Series F, 5.000%, due 09/01/30	2,640,000	2,993,417
Philadelphia School District, Series A, 5.000%, due 09/01/31	1,000,000	1,148,170
		20,991,405

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
South Carolina—1.1%
Greenville County School District Revenue Refunding, (Building Equity Sooner) 5.500%, due 12/01/19	$3,500,000	$3,609,585
Tennessee—1.8%
Greeneville Tennessee Health & Educational Facilities Board, Hospital Revenue Bonds (Ballad Health Obligation Group), Series A, 5.000%, due 07/01/32	1,500,000	1,618,470
Tennessee Energy Acquisition Corp. Gas Revenue Series A, 5.250%, due 09/01/26	1,500,000	1,723,845
4.000%, VRD	2,500,000	2,640,525
		5,982,840
Texas—14.3%
Arlington City, Texas Special Tax Revenue Senior Lien, (AGM Insured), 5.000%, due 02/15/31	1,500,000	1,697,040
Arlington Independent School District School Building Bond, Series A, (PSF-GTD), 5.000%, due 02/15/25	1,400,000	1,571,668
Central Texas Regional Mobility Authority Senior Lien Revenue, Series A, 5.000%, due 01/01/35	1,100,000	1,215,214
Central Texas Turnpike System, Series C, 5.000%, due 08/15/31	2,000,000	2,180,080
City of Brownsville, Texas Utilities System Revenue, Series A, 5.000%, due 09/01/28	2,225,000	2,477,271
Clifton Higher Education Finance Corp. Revenue Refunding Idea Public Schools, (PSF-GTD), 5.000%, due 08/15/28	1,100,000	1,251,569
Cypress-Fairbanks Independent School District, (PSF-GTD), 5.000%, due 02/15/25	2,500,000	2,801,400
Dickinson Independent School District, (PSF-GTD), 5.000%, due 02/15/30	2,500,000	2,844,375
EL Paso County Hospital District 5.000%, due 08/15/29	2,000,000	2,139,360
El Paso, Texas 5.000%, due 08/15/34	2,000,000	2,272,140
Grand Parkway Transportation Corporation Bond Anticipation Notes Revenue 5.000%, due 02/01/23	500,000	555,040
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Contractual Obligations 5.000%, due 11/01/23	2,000,000	2,290,300
	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
Harris County Toll Road Authority Revenue Refunding Senior Lien, Series A, 5.000%, due 08/15/29	$2,025,000	$2,441,036
Harris County-Houston Sports Authority Revenue Refunding Senior Lien, Series A, 5.000%, due 11/15/29	1,000,000	1,130,870
Houston Airport System Revenue Refunding, Series B, 5.000%, due 07/01/29	2,000,000	2,420,560
Houston Utility System Revenue First Lien, Series D, 5.000%, due 11/15/29	2,000,000	2,168,220
Love Field Airport Modernization Corp. General Airport Revenue, AMT, 5.000%, due 11/01/35	1,700,000	1,893,970
North Texas Tollway Authority Revenue Refunding, Series A, 5.000%, due 01/01/31	2,750,000	3,104,420
Series A, 5.000%, due 01/01/34	2,775,000	3,094,042
Socorro Independent School District Refunding, Series A, (PSF-GTD), 5.000%, due 08/15/28	3,885,000	4,507,765
Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue Refunding (Baylor Scott and White Memorial Hospital), Series B, 5.000%, due 11/15/32	1,000,000	1,143,240
University of Houston Revenue Refunding, Series C, 5.000%, due 02/15/29	2,000,000	2,337,380
West Travis County Public Utility Agency Revenue, (BAM Insured), 5.000%, due 08/15/30	1,000,000	1,178,360
		48,715,320
Virginia—1.9%
City of Richmond, Virginia Public Utility Revenue 5.000%, due 01/15/26	2,030,000	2,433,340
Virginia College Building Authority Virginia Educational Facilities Revenue Bonds, (21st Century College), Series C, 5.000%, due 02/01/31	1,825,000	2,159,395
Virginia Small Business Financing Authority Senior Lien Revenue Bonds, (95 Express Lanes LLLC Project), AMT, 5.000%, due 07/01/34	1,700,000	1,784,286
		6,377,021

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Washington—3.0%
Central Puget Sound Regional Transit Authority Revenue (Green Bonds), Series S-1, 5.000%, due 11/01/26	$1,000,000	$1,209,360
Energy Northwest Project 1 Electric Revenue Refunding, Series A, 5.000%, due 07/01/26	1,000,000	1,102,170
Port of Seattle Revenue, Series C, AMT, 5.000%, due 04/01/32	1,955,000	2,178,554
Washington State, Series A-1, 5.000%, due 08/01/31	5,000,000	5,760,900
		10,250,984
Wisconsin—3.1%
Public Finance Authority lease Development Revenue (Central District Development Project) 5.000%, due 03/01/34	1,500,000	1,683,825
Wisconsin Health & Educational Facilities Authority Revenue (Aspirus, Inc. Obligated Group) 5.000%, due 08/15/27	1,000,000	1,116,440
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care, Inc.), Series A, 5.125%, due 04/15/31	3,000,000	3,401,430
	Face amount	Value
Municipal bonds and notes—(concluded)
Wisconsin—(concluded)
Wisconsin Health & Educational Facilities Authority Revenue (Unitypoint Health), Series A, 5.000%, due 12/01/26	$1,175,000	$1,341,967
WPPI Energy Power Supply Revenue, Series A, 5.000%, due 07/01/32	2,760,000	3,047,482
		10,591,144
Total municipal bonds and notes (cost—$331,267,357)		336,252,135
	Number of shares
Short-term investment—0.3%
Investment company—0.3%
State Street Institutional U.S. Government Money Market Fund (cost—$1,159,956)	1,159,956	1,159,956
Total investments (cost—$332,427,313)—99.0%		337,412,091
Other assets in excess of liabilities—1.0%		3,458,820
Net assets—100.0%		$340,870,911

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$336,252,135	$—	$336,252,135
Short-term investment	—	1,159,956	—	1,159,956
Total	$—	$337,412,091	$—	$337,412,091

At January 31, 2019 there were no transfers between Level 1 and Level 2.

Portfolio footnote

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Illiquid investment at period end. Illiquid assets, in the amount of $5,302,041, represented 1.6% of the Portfolio's net assets at period end.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Performance

For the six months ended January 31, 2019, the Portfolio's Class P shares returned 1.14% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays Global Aggregate Index (the "benchmark") returned 1.96%, the Bloomberg Barclays Global Aggregate ex-USD 50% Hedged Index returned 2.08%, the Lipper Global Income Funds median returned 1.51%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 111. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio underperformed its benchmark during the reporting period, driven by our overweight in risk assets in the fourth quarter of 2018. In particular, an overweight allocation to high-yield corporate bonds and an allocation to investment-grade credit, along with security selection and a foreign exchange overlay were the main detractors from performance. Conversely, positioning in US duration contributed to results.

The Portfolio's overweight to high-yield corporate bonds detracted from performance, especially in the fourth quarter of 2018. During this time, their spreads widened despite strong fundamentals, as concerns about tightening from the Federal Reserve Board (Fed), loss of momentum in global growth and trade worries heightened, accelerating the selloff of risk assets towards the end of last year. We remain overweight in high- yield as global growth, although slower, continues to be supportive of credit fundamentals. In addition, we believe the asset class represents attractive value relative to current and expected defaults. In investment-grade corporate credit, while we remained close to neutral versus the benchmark, the allocation detracted from returns due to spread widening. Again, this was especially pronounced in the fourth quarter of 2018, as volatility hit the market in full force. Furthermore, security selection was a headwind for returns on the back of an increase in idiosyncratic volatility. Our foreign exchange overlay detracted from performance. The unexpected 35% decline in oil prices, the largest quarterly decline since the financial crisis, hurt long positions in the Norwegian krone and Canadian dollar. However, this position added to performance in January, due to a rebound in commodities, reversing part of the drawdown.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Global Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

J.P. Morgan Investment Management, Inc. (d/b/a J.P. Morgan Asset Management) ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA

J.P. Morgan: Iain Stealey, CFA and Linda Raggi, CFA since January 2017

Objective:

High total return

Investment process:

The subadvisor utilizes a strategy that involves investing

primarily in global fixed income securities either directly

or through the use of financial derivative instruments

where appropriate.

PACE Global Fixed Income Investments

Subadvisor's comments – concluded

The Portfolio's positioning in US duration contributed to performance over the period. We remained short the front end of the curve. This was driven by our view that the market had been underpricing Fed hikes for 2019. Our base case after the January 2019 Federal Open Market Committee meeting is for one hike in 2019 with the risk of none, while the market is pricing none. We closed our short positioning in the 10-year part of the yield curve, taking profits, given our view that we have seen the high in 10-year yields for the near term. We initiated a long position in the 10-year and 30-year part of the curve towards the end of the period as a risk hedge, which added to performance on the back of rally in yields.

We utilized derivatives over the period for efficient portfolio management purposes. The main types of financial derivative contracts we use are interest rate futures and foreign exchange currency forward contracts. This allows us to implement our strategy as well as to hedge or take currency risk. For example, we used interest rate futures to take short positions in US Treasuries and German bunds in the front end of the curve. Overall, the use of derivatives was beneficial to our portfolio management process.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.01%	(2.54)%	0.82%	2.58%
Class Y2	1.14	(2.30)	1.00	2.80
Class P3	1.14	(2.39)	1.00	2.79
After deducting maximum sales charge
Class A1	(2.79)	(6.23)	0.05	2.19
Bloomberg Barclays Global Aggregate Index[4]	1.96	(0.88)	1.17	2.98
Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index[5]	2.08	0.63	2.15	3.36
Lipper Global Income Funds median	1.51	(0.95)	1.67	3.93

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.86)%	(3.30)%	0.57%	1.82%
Class Y2	(0.74)	(3.17)	0.74	2.04
Class P3	(0.84)	(3.16)	0.76	2.03
After deducting maximum sales charge
Class A1	(4.58)	(6.91)	(0.20)	1.44

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, supplemented from time to time, were as follows: Class A—1.27% and 1.03%; Class Y—1.15% and 0.87%; and Class P—1.09% and 0.84% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.03%; Class Y—0.87%; and Class P—0.84%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Global Fixed Income Investments

Portfolio statistics—January 31, 2019 (unaudited)

Characteristics
Weighted average duration	7.07 yrs.
Weighted average maturity	11.74 yrs.
Average coupon	2.93%
Top ten holdings[1]	Percentage of net assets
Japan Government Five Year Bond, 0.100% due 09/20/21	5.2%
FHLMC TBA, 4.000%	4.0
Japan Government Twenty Year Bond, 2.200% due 09/20/26	3.1
Japan Government Two Year Bond, 0.100% due 09/15/19	2.8
GNMA II TBA, 4.500%	1.9
Italy Buoni Poliennali Del Tesoro, 2.000% due 02/01/28	1.6
US Treasury Inflation Index Note (TIPS), 0.125% due 04/15/19	1.6
Korea Treasury Bond, 3.000% due 09/10/24	1.5
FNMA TBA, 4.500%	1.5
Japan Government Thirty Year Bond, 2.300% due 03/20/39	1.4
Total	24.6%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	42.6%
Japan	18.4
United Kingdom	8.3
France	5.1
Italy	4.6
Total	79.0%
Investments by type of issuer[1]	Percentage of total investments
Government debt securities	59.5%
Industrial	24.2
Banks and other financial institutions	15.1
Investment company	12.2
Cash equivalents and other assets less liabilities	(11.0)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount		Value
Government debt securities—47.6%
Australia—1.6%
Australia Government Bond 3.000%, due 03/21/47[1]	AUD	450,000	$340,829
4.250%, due 04/21/26[1]	AUD	4,050,000	3,367,826
5.750%, due 07/15/22[1]	AUD	2,600,000	2,141,355
			5,850,010
Austria—0.7%
Republic of Austria Government Bond 1.200%, due 10/20/25[1,2]	EUR	2,200,000	2,713,072
Belgium—0.9%
Kingdom of Belgium Government Bond 4.250%, due 09/28/22[1,2]	EUR	1,250,000	1,671,193
5.000%, due 03/28/35[1,2]	EUR	1,030,000	1,848,774
			3,519,967
Bermuda—0.3%
Bermuda Government International Bond 4.750%, due 02/15/29[2]	USD	910,000	944,125
Canada—2.2%
Canadian Government Bond 1.750%, due 03/01/23	CAD	3,500,000	2,659,062
5.000%, due 06/01/37	CAD	380,000	415,127
5.750%, due 06/01/33	CAD	910,000	1,012,826
Province of British Columbia Canada 2.800%, due 06/18/48	CAD	300,000	220,456
Province of Ontario Canada 2.400%, due 06/02/26	CAD	4,050,000	3,049,667
Province of Quebec Canada 5.000%, due 12/01/41	CAD	1,100,000	1,103,859
			8,460,997
Colombia—0.1%
Colombia Government International Bond 5.000%, due 06/15/45	USD	216,000	218,376
Cyprus—0.8%
Cyprus Government International Bond EMTN 4.250%, due 11/04/25[1]	EUR	2,300,000	3,111,103
Denmark—0.5%
Denmark Government Bond 1.500%, due 11/15/23	DKK	10,250,000	1,707,895
Finland—0.1%
Finland Government Bond 2.750%, due 07/04/28[1,2]	EUR	340,000	475,874
France—1.1%
French Republic Government Bond OAT 4.000%, due 04/25/55[1]	EUR	350,000	661,618
4.750%, due 04/25/35[1]	EUR	2,030,000	3,637,590
			4,299,208
Germany—0.6%
Bundesrepublik Deutschland Bundesanleihe 4.750%, due 07/04/34[1,3]	EUR	1,120,000	2,119,220
	Face amount		Value
Government debt securities—(continued)
Hungary—0.2%
Hungary Government International Bond 5.375%, due 03/25/24	USD	600,000	$648,000
Indonesia—0.8%
Indonesia Government International Bond 3.375%, due 04/15/23[1]	USD	1,950,000	1,930,500
Indonesia Treasury Bond 7.000%, due 05/15/27	IDR	16,042,000,000	1,069,237
			2,999,737
Ireland—0.3%
Ireland Government Bond 1.000%, due 05/15/26[1]	EUR	1,030,000	1,228,201
Italy—4.1%
Italy Buoni Poliennali Del Tesoro 2.000%, due 02/01/28[1]	EUR	5,550,000	6,154,201
2.050%, due 08/01/27	EUR	1,440,000	1,610,954
4.750%, due 09/01/21	EUR	3,700,000	4,664,297
5.000%, due 09/01/40[1,2]	EUR	2,100,000	2,989,546
			15,418,998
Japan—17.5%
Japan Government Five Year Bond 0.100%, due 09/20/21	JPY	2,137,300,000	19,758,718
Japan Government Forty Year Bond 2.200%, due 03/20/51	JPY	379,700,000	5,015,456
Japan Government Ten Year Bond 0.100%, due 06/20/28	JPY	273,600,000	2,544,449
Japan Government Thirty Year Bond 1.700%, due 06/20/44	JPY	183,450,000	2,130,310
2.300%, due 12/20/36	JPY	347,400,000	4,250,097
2.300%, due 03/20/39	JPY	413,000,000	5,128,707
Japan Government Twenty Year Bond 0.700%, due 03/20/37	JPY	463,100,000	4,487,808
2.200%, due 09/20/26	JPY	1,093,750,000	11,838,206
Japan Government Two Year Bond 0.100%, due 09/15/19	JPY	1,154,850,000	10,620,697
			65,774,448
Luxembourg—1.0%
European Financial Stability Facility EMTN 0.400%, due 05/31/26[1]	EUR	3,290,000	3,780,102
Malaysia—0.3%
Malaysia Government Bond 4.160%, due 07/15/21	MYR	4,100,000	1,013,716
Mexico—0.7%
Mexican Bonos 5.750%, due 03/05/26	MXN	28,950,000	1,303,682
Mexico Government International Bond 4.125%, due 01/21/26	USD	1,180,000	1,171,150
			2,474,832

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount		Value
Government debt securities—(continued)
Netherlands—0.4%
Netherlands Government Bond 1.750%, due 07/15/23[1,2]	EUR	150,000	$187,641
4.000%, due 01/15/37[1,2]	EUR	800,000	1,441,031
			1,628,672
New Zealand—0.0%†
New Zealand Government Bond 2.750%, due 04/15/37[1]	NZD	181,000	126,397
Oman—0.1%
Oman Government International Bond 4.750%, due 06/15/26[1]	USD	500,000	446,250
Poland—1.2%
Republic of Poland Government Bond 5.750%, due 09/23/22	PLN	3,850,000	1,174,951
Republic of Poland Government International Bond 3.000%, due 03/17/23	USD	2,750,000	2,724,760
Republic of Poland Government International Bond EMTN 1.500%, due 09/09/25[1]	EUR	500,000	604,761
			4,504,472
Portugal—1.0%
Portugal Obrigacoes do Tesouro OT 2.250%, due 04/18/34[1,2]	EUR	250,000	293,246
4.125%, due 04/14/27[1,2]	EUR	2,470,000	3,445,077
			3,738,323
Qatar—0.1%
Qatar Government International Bond 5.103%, due 04/23/48[2]	USD	200,000	214,750
Russia—0.1%
Russian Federal Bond—OFZ 8.150%, due 02/03/27	RUB	26,050,000	403,255
Saudi Arabia—0.1%
Saudi Government International Bond 4.500%, due 10/26/46[1]	USD	300,000	279,000
Slovenia—0.1%
Slovenia Government International Bond 5.250%, due 02/18/24[1]	USD	510,000	554,636
South Korea—1.6%
Korea Housing Finance Corp. 0.750%, due 10/30/23[2]	EUR	317,000	367,108
Korea Treasury Bond 3.000%, due 09/10/24	KRW	5,964,350,000	5,653,321
			6,020,429
Spain—2.0%
Spain Government Bond 1.400%, due 01/31/20	EUR	700,000	814,800
1.500%, due 04/30/27[1,2]	EUR	2,200,000	2,617,585
2.700%, due 10/31/48[1,2]	EUR	1,108,000	1,353,466
4.900%, due 07/30/40[1,2]	EUR	950,000	1,620,345
5.850%, due 01/31/22[1,2]	EUR	950,000	1,279,725
			7,685,921
	Face amount		Value
Government debt securities—(concluded)
Sri Lanka—0.1%
Sri Lanka Government International Bond 5.750%, due 04/18/23[2]	USD	340,000	$327,675
Supranationals—0.1%
European Union EMTN 3.375%, due 04/04/32[1]	EUR	200,000	300,196
Sweden—0.4%
Sweden Government Bond 3.500%, due 06/01/22	SEK	11,625,000	1,445,638
Thailand—0.4%
Thailand Government Bond 2.125%, due 12/17/26	THB	49,820,000	1,568,047
United Arab Emirates—0.5%
Abu Dhabi Government International Bond 3.125%, due 10/11/27[2]	USD	2,100,000	2,047,500
United Kingdom—2.9%
United Kingdom Gilt 1.750%, due 09/07/22[1]	GBP	1,300,000	1,761,005
3.250%, due 01/22/44[1]	GBP	2,600,000	4,458,100
3.750%, due 09/07/21[1]	GBP	1,200,000	1,694,321
4.250%, due 12/07/55[1]	GBP	1,350,000	3,036,556
			10,949,982
United States—2.7%
US Treasury Bonds 3.000%, due 02/15/47	USD	2,221,900	2,223,896
3.000%, due 05/15/47	USD	850,000	849,569
US Treasury Inflation Index Note (TIPS) 0.125%, due 04/15/19	USD	6,153,176	6,114,478
US Treasury Note 2.625%, due 07/31/20	USD	860,000	861,478
			10,049,421
Total government debt securities (cost—$177,287,741)			179,048,445
Corporate debt securities—39.3%
Australia—1.4%
Australia & New Zealand Banking Group Ltd. EMTN 3.625%, due 07/18/22[1]	EUR	1,800,000	2,304,604
BHP Billiton Finance Ltd. (fixed, converts to FRN on 10/22/24), 5.625%, due 10/22/79[1]	EUR	300,000	400,690
Westpac Banking Corp. 2.100%, due 02/25/21[1]	USD	2,600,000	2,559,565
			5,264,859
Canada—1.5%
Bausch Health Cos., Inc. 5.875%, due 05/15/23[2,4]	USD	10,000	9,796
7.000%, due 03/15/24[2]	USD	250,000	262,344
Canadian Imperial Bank of Commerce 2.350%, due 07/27/22[1]	USD	1,100,000	1,079,957
Canadian Natural Resources Ltd. 3.900%, due 02/01/25	USD	80,000	80,678

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount		Value
Corporate debt securities—(continued)
Canada—(concluded)
Cenovus Energy, Inc. 4.250%, due 04/15/27	USD	15,000	$14,365
6.750%, due 11/15/39	USD	221,000	233,481
Fortis, Inc. 3.055%, due 10/04/26	USD	655,000	610,154
Hydro-Quebec 6.500%, due 02/15/35	CAD	750,000	823,679
MEG Energy Corp. 6.500%, due 01/15/25[2]	USD	150,000	147,375
Toronto-Dominion Bank/The 0.250%, due 04/27/22[1]	EUR	1,600,000	1,843,084
TransCanada PipeLines Ltd. 4.250%, due 05/15/28	USD	685,000	701,978
			5,806,891
Cayman Islands—0.1%
Shimao Property Holdings Ltd. 4.750%, due 07/03/22[1]	USD	420,000	408,918
Denmark—0.1%
DKT Finance ApS 7.000%, due 06/17/23[1]	EUR	250,000	309,042
France—3.9%
Air Liquide Finance SA 2.250%, due 09/27/23[2]	USD	410,000	391,868
Altice France SA 5.625%, due 05/15/24[1]	EUR	200,000	235,788
Cie de Saint-Gobain EMTN 5.625%, due 11/15/24[1]	GBP	100,000	153,546
Credit Agricole Home Loan SFH SA EMTN 0.500%, due 04/03/25[1]	EUR	1,600,000	1,844,655
0.625%, due 09/11/23[1]	EUR	2,700,000	3,155,009
Credit Agricole SA 3.750%, due 04/24/23[2]	USD	650,000	645,685
Dexia Credit Local SA 1.250%, due 11/26/24[1]	EUR	1,700,000	2,035,932
Elis SA EMTN 1.875%, due 02/15/23[1]	EUR	300,000	344,451
Engie SA 2.875%, due 10/10/22[1]	USD	2,369,000	2,355,436
Europcar Mobility Group 4.125%, due 11/15/24[1]	EUR	300,000	335,654
5.750%, due 06/15/22[1]	EUR	100,000	117,321
Faurecia SA 2.625%, due 06/15/25[1]	EUR	300,000	328,148
La Financiere Atalian SASU 4.000%, due 05/15/24[1]	EUR	250,000	221,351
Orano SA EMTN 4.875%, due 09/23/24	EUR	200,000	237,749
Rexel SA 2.125%, due 06/15/25[1]	EUR	300,000	330,094
Societe Generale SA 5.200%, due 04/15/21[1]	USD	800,000	835,647
SPIE SA 3.125%, due 03/22/24[1]	EUR	300,000	345,062
	Face amount		Value
Corporate debt securities—(continued)
France—(concluded)
Total Capital SA EMTN 5.125%, due 03/26/24[1]	EUR	550,000	$776,703
Vallourec SA 6.625%, due 10/15/22[1]	EUR	150,000	108,838
			14,798,937
Germany—0.5%
CeramTec BondCo GmbH 5.250%, due 12/15/25[1]	EUR	350,000	387,590
IHO Verwaltungs GmbH 3.250% Cash or 4.000% PIK,
3.250%, due 09/15/23[1,5]	EUR	150,000	168,651
Nidda BondCo GmbH 5.000%, due 09/30/25[1]	EUR	300,000	315,537
Nidda Healthcare Holding GmbH 3.500%, due 09/30/24[1]	EUR	250,000	278,879
Tele Columbus AG 3.875%, due 05/02/25[2]	EUR	200,000	208,690
Unitymedia GmbH 3.750%, due 01/15/27[1]	EUR	300,000	356,841
			1,716,188
Hong Kong—0.1%
Hong Kong Red Star Macalline Universal Home Furnishings Ltd. 3.375%, due 09/21/22[1]	USD	500,000	416,875
Ireland—0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.750%, due 03/15/24[1]	EUR	300,000	344,238
7.250%, due 05/15/24[2]	USD	225,000	233,156
GE Capital International Funding Co., Unlimited Co. 3.373%, due 11/15/25	USD	410,000	391,531
4.418%, due 11/15/35	USD	350,000	312,891
Shire Acquisitions Investments Ireland DAC 2.875%, due 09/23/23	USD	965,000	930,038
			2,211,854
Italy—0.5%
EVOCA SpA 7.000%, due 10/15/23[1]	EUR	125,000	151,090
Intesa Sanpaolo SpA 3.875%, due 07/14/27[2]	USD	440,000	381,348
Leonardo SpA EMTN 4.875%, due 03/24/25	EUR	300,000	385,649
Telecom Italia SpA EMTN 3.000%, due 09/30/25[1]	EUR	575,000	618,120
Wind Tre SpA 2.625%, due 01/20/23[1]	EUR	100,000	103,126
3.125%, due 01/20/25[1]	EUR	375,000	378,254
			2,017,587

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount		Value
Corporate debt securities—(continued)
Japan—0.9%
Sumitomo Mitsui Banking Corp. 3.200%, due 07/18/22	USD	580,000	$577,877
Sumitomo Mitsui Banking Corp. EMTN 0.550%, due 11/06/23[1]	EUR	2,500,000	2,881,109
			3,458,986
Jersey—0.5%
Heathrow Funding Ltd. EMTN 1.875%, due 07/12/32[1]	EUR	290,000	330,372
6.750%, due 12/03/26[1]	GBP	850,000	1,452,958
			1,783,330
Luxembourg—0.9%
Altice Finco SA 4.750%, due 01/15/28[1]	EUR	300,000	283,075
Altice Luxembourg SA 6.250%, due 02/15/25[1]	EUR	250,000	246,607
Dana Financing Luxembourg SARL 6.500%, due 06/01/26[2]	USD	195,000	195,975
Fiat Chrysler Finance Europe SA GMTN 4.750%, due 07/15/22[1]	EUR	350,000	439,846
INEOS Group Holdings SA 5.375%, due 08/01/24[1]	EUR	200,000	232,125
Intelsat Jackson Holdings SA 8.000%, due 02/15/24[2]	USD	130,000	135,363
Matterhorn Telecom Holding SA 4.875%, due 05/01/23[1]	EUR	200,000	215,862
Picard Bondco SA 5.500%, due 11/30/24[1]	EUR	200,000	196,871
SELP Finance SARL 1.500%, due 11/20/25[1]	EUR	520,000	574,647
SES SA (fixed, converts to FRN on 01/02/22), 4.625%, due 01/02/22[1,6]	EUR	300,000	352,823
Telenet Finance VI Luxembourg SCA 4.875%, due 07/15/27[1]	EUR	324,000	398,107
			3,271,301
Mexico—0.2%
Petroleos Mexicanos 4.250%, due 01/15/25	USD	810,000	717,498
Netherlands—3.0%
ABN AMRO Bank N.V. EMTN (fixed, converts to FRN on 06/30/20), 2.875%, due 06/30/25[1]	EUR	1,400,000	1,645,971
6.375%, due 04/27/21[1]	EUR	1,950,000	2,514,275
Airbus Finance BV EMTN 1.375%, due 05/13/31[1]	EUR	200,000	229,470
2.125%, due 10/29/29[1]	EUR	400,000	500,539
EDP Finance BV EMTN 1.125%, due 02/12/24[1]	EUR	800,000	914,024
2.000%, due 04/22/25[1]	EUR	910,000	1,071,676
Enel Finance International N.V. EMTN 1.966%, due 01/27/25[1]	EUR	264,000	312,160
	Face amount		Value
Corporate debt securities—(continued)
Netherlands—(concluded)
Iberdrola International BV EMTN 0.375%, due 09/15/25[1]	EUR	500,000	$549,979
ING Groep N.V. EMTN (fixed, converts to FRN on 04/11/23), 3.000%, due 04/11/28	EUR	1,600,000	1,915,701
Nyrstar Netherlands Holdings BV 6.875%, due 03/15/24[1]	EUR	225,000	115,569
Telefonica Europe BV (fixed, converts to FRN on 03/31/24), 5.875%, due 03/31/24[1,6]	EUR	400,000	500,762
Teva Pharmaceutical Finance Netherlands II BV 1.125%, due 10/15/24[1]	EUR	350,000	355,233
Ziggo Bond Co BV 4.625%, due 01/15/25[1]	EUR	450,000	520,084
			11,145,443
New Zealand—0.9%
ANZ New Zealand Int'l Ltd. 0.625%, due 01/27/22[1]	EUR	2,900,000	3,365,405
Portugal—0.2%
Brisa Concessao Rodoviaria SA EMTN 2.375%, due 05/10/27[1]	EUR	800,000	949,428
Spain—1.2%
Bankinter S.A 3 mo. Euribor + 0.160%, 0.000%, due 06/21/43[1,7]	EUR	1,345,045	1,519,416
Cellnex Telecom S.A. EMTN 2.375%, due 01/16/24[1]	EUR	100,000	114,102
Fondo de Titulizacion de Activos Santander Hipotecario, Series 2 3 mo. Euribor + 0.150%, 0.000%, due 01/18/49[1,7]	EUR	1,023,275	1,148,890
Grifols SA 3.200%, due 05/01/25[1]	EUR	350,000	399,608
PITCH1 5.125%, due 07/20/22	EUR	800,000	1,066,194
Telefonica Emisiones SA 5.213%, due 03/08/47	USD	300,000	290,319
			4,538,529
Supranationals—1.0%
European Investment Bank EMTN 0.875%, due 09/13/24[1]	EUR	2,600,000	3,110,826
European Stability Mechanism EMTN 1.125%, due 05/03/32[1]	EUR	500,000	590,123
			3,700,949
Sweden—0.1%
Verisure Midholding AB 5.750%, due 12/01/23[1]	EUR	350,000	399,608

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount		Value
Corporate debt securities—(continued)
Switzerland—0.5%
Credit Suisse Group AG (fixed, converts to FRN on 09/12/24), 2.125%, due 09/12/25[1]	GBP	600,000	$754,194
(fixed, converts to FRN on 06/12/23), 4.207%, due 06/12/24[2]	USD	1,150,000	1,153,999
			1,908,193
United Kingdom—5.4%
Barclays PLC EMTN (fixed, converts to FRN on 11/11/20), 2.625%, due 11/11/25[1]	EUR	716,000	815,583
BP Capital Markets PLC EMTN 0.900%, due 07/03/24[1]	EUR	610,000	704,020
Centrica PLC EMTN 4.375%, due 03/13/29[1]	GBP	200,000	294,442
Eversholt Funding PLC EMTN 6.359%, due 12/02/25[1]	GBP	430,000	685,277
Gosforth Funding PLC 3 mo. USD LIBOR + 0.450%, 3.139%, due 08/25/60[2,7]	USD	855,409	852,173
Gracechurch Card Funding PLC 1 mo. USD LIBOR + 0.400%, 2.909%, due 07/15/22[2,7]	USD	1,370,000	1,365,152
Holmes Master Issuer PLC 3 mo. USD LIBOR + 0.360%, 3.147%, due 10/15/54[2,7]	USD	780,000	777,805
HSBC Holdings PLC (fixed, converts to FRN on 11/22/22), 3.033%, due 11/22/23	USD	1,200,000	1,181,219
3 mo. USD LIBOR + 1.000%, 3.640%, due 05/18/24[7]	USD	274,000	271,641
(fixed, converts to FRN on 03/13/27), 4.041%, due 03/13/28	USD	385,000	381,061
Iceland Bondco PLC 4.625%, due 03/15/25[1]	GBP	200,000	232,888
International Game Technology PLC 4.750%, due 02/15/23[1]	EUR	150,000	183,473
Lanark Master Issuer PLC 3 mo. USD LIBOR + 0.420%, 3.097%, due 12/22/69[2,7]	USD	897,900	894,717
Nationwide Building Society 3.900%, due 07/21/25[2,4]	USD	1,380,000	1,383,626
Nationwide Building Society EMTN 0.750%, due 10/26/22[1]	EUR	1,700,000	1,984,829
Penarth Master Issuer PLC 1 mo. USD LIBOR + 0.450%, 2.963%, due 09/18/22[2,7]	USD	1,480,000	1,472,195
Permanent Master Issuer PLC 3 mo. USD LIBOR + 0.380%, 3.167%, due 07/15/58[2,7]	USD	1,134,000	1,130,143
Royal Bank of Scotland Group PLC (fixed, converts to FRN on 05/15/22), 3.498%, due 05/15/23	USD	985,000	961,878
Santander UK Group Holdings PLC 1.125%, due 09/08/23[1]	EUR	239,000	269,022
3.125%, due 01/08/21	USD	1,300,000	1,288,903
	Face amount		Value
Corporate debt securities—(continued)
United Kingdom—(concluded)
Sensata Technologies UK Financing Co. PLC 6.250%, due 02/15/26[2]	USD	200,000	$208,500
Silverstone Master Issuer PLC 3 mo. USD LIBOR + 0.390%, 3.166%, due 01/21/70[2,7]	USD	1,040,000	1,031,534
Sky Ltd. GMTN 2.250%, due 11/17/25[1]	EUR	510,000	619,794
Synlab Unsecured Bondco PLC 8.250%, due 07/01/23[1]	EUR	200,000	242,499
Tesco Corporate Treasury Services PLC EMTN 2.500%, due 07/01/24[1]	EUR	520,000	616,191
Vodafone Group PLC 4.125%, due 05/30/25	USD	425,000	425,961
4.375%, due 05/30/28	USD	20,000	19,910
			20,294,436
United States—15.8%
Abbott Laboratories 3.750%, due 11/30/26	USD	433,000	440,921
Altria Group, Inc. 4.250%, due 08/09/42	USD	45,000	36,831
AMC Networks, Inc. 5.000%, due 04/01/24	USD	5,000	4,963
American Airlines Pass-Through Trust, Series 2016-2, Class AA 3.200%, due 06/15/28	USD	674,625	635,834
American Axle & Manufacturing, Inc. 6.250%, due 04/01/25[4]	USD	130,000	126,425
American Tower Corp. 1.375%, due 04/04/25	EUR	650,000	734,645
American Woodmark Corp. 4.875%, due 03/15/26[2,4]	USD	175,000	162,312
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide, Inc. 3.650%, due 02/01/26[2]	USD	1,215,000	1,193,936
4.700%, due 02/01/36[2]	USD	340,000	325,913
Anheuser-Busch InBev Worldwide, Inc. 4.150%, due 01/23/25	USD	230,000	236,267
4.750%, due 01/23/29	USD	460,000	477,816
5.550%, due 01/23/49	USD	235,000	245,211
AT&T, Inc. 4.300%, due 12/15/42	USD	685,000	610,057
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 6.375%, due 04/01/24[2,4]	USD	125,000	124,063
Baker Hughes LLC 3.337%, due 12/15/27	USD	360,000	339,479
Bank of America Corp. (fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23	USD	915,000	902,354
Bank of America Corp. EMTN 2.300%, due 07/25/25[1]	GBP	490,000	639,093
Bank of America Corp. MTN (fixed, converts to FRN on 01/20/27), 3.824%, due 01/20/28	USD	750,000	747,224

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount		Value
Corporate debt securities—(continued)
United States—(continued)
BAT Capital Corp. 3.557%, due 08/15/27	USD	970,000	$885,833
4.390%, due 08/15/37	USD	345,000	292,898
Becton Dickinson and Co. 3.734%, due 12/15/24	USD	890,000	887,266
Berkshire Hathaway Energy Co. 4.450%, due 01/15/49[4]	USD	250,000	252,674
BP Capital Markets America, Inc. 3.119%, due 05/04/26	USD	690,000	671,520
Buckeye Partners LP 5.850%, due 11/15/43	USD	185,000	169,492
Burlington Northern Santa Fe LLC 4.150%, due 12/15/48	USD	340,000	347,103
Capital One Financial Corp. 3.750%, due 03/09/27	USD	615,000	594,049
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 05/01/27[2]	USD	85,000	82,238
5.750%, due 02/15/26[2]	USD	300,000	305,250
Central Garden & Pet Co. 5.125%, due 02/01/28	USD	200,000	186,500
Charter Communications Operating LLC/ Charter Communications Operating Capital 6.484%, due 10/23/45	USD	320,000	344,432
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A4 3.712%, due 04/14/50	USD	807,500	821,464
Citigroup, Inc. (fixed, converts to FRN on 07/24/22), 2.876%, due 07/24/23	USD	4,225,000	4,150,036
(fixed, converts to FRN on 01/24/22), 3.142%, due 01/24/23	USD	345,000	342,968
Clear Channel Worldwide Holdings, Inc., Series B 6.500%, due 11/15/22	USD	300,000	306,750
Cleveland Electric Illuminating Co./The 3.500%, due 04/01/28[2]	USD	420,000	396,983
Comcast Corp. 2.350%, due 01/15/27	USD	600,000	549,899
3.900%, due 03/01/38	USD	395,000	375,564
3.950%, due 10/15/25	USD	197,000	203,899
4.700%, due 10/15/48	USD	195,000	203,774
CommScope Technologies LLC 6.000%, due 06/15/25[2]	USD	150,000	141,750
Constellation Brands, Inc. 4.500%, due 05/09/47	USD	80,000	74,245
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26[2]	USD	125,000	112,813
Coty, Inc. 4.750%, due 04/15/26[1]	EUR	150,000	152,160
Cox Communications, Inc. 3.500%, due 08/15/27[2]	USD	510,000	485,029
CSC Holdings LLC 10.875%, due 10/15/25[2]	USD	200,000	230,500
	Face amount		Value
Corporate debt securities—(continued)
United States—(continued)
CVS Health Corp. 4.100%, due 03/25/25	USD	615,000	$626,231
4.300%, due 03/25/28	USD	640,000	648,195
Dell International LLC/EMC Corp. 6.020%, due 06/15/26[2]	USD	115,000	120,183
DISH DBS Corp. 5.875%, due 11/15/24	USD	355,000	294,206
Energizer Holdings, Inc. 5.500%, due 06/15/25[2,4]	USD	105,000	99,488
Equinix, Inc. 2.875%, due 03/15/24	EUR	325,000	376,180
5.875%, due 01/15/26	USD	100,000	103,450
ESH Hospitality, Inc. 5.250%, due 05/01/25[2]	USD	200,000	197,720
Exelon Corp. 5.150%, due 12/01/20	USD	1,300,000	1,338,446
Exelon Generation Co. LLC 3.400%, due 03/15/22	USD	725,000	719,248
Fifth Third Bancorp 3.650%, due 01/25/24	USD	60,000	60,312
First Data Corp. 5.750%, due 01/15/24[2]	USD	55,000	56,513
FirstEnergy Corp., Series B 3.900%, due 07/15/27	USD	255,000	249,552
Fox Corp. 4.030%, due 01/25/24[2]	USD	272,000	276,729
General Electric Co. 2.125%, due 05/17/37	EUR	240,000	228,410
4.500%, due 03/11/44	USD	180,000	157,379
General Electric Co. GMTN 3.100%, due 01/09/23	USD	734,000	715,099
General Motors Co. 5.150%, due 04/01/38	USD	155,000	136,847
Goldman Sachs Group, Inc./The (fixed, converts to FRN on 06/05/22), 2.908%, due 06/05/23	USD	185,000	181,319
3.500%, due 11/16/26	USD	605,000	585,062
5.150%, due 05/22/45	USD	310,000	317,225
Goldman Sachs Group, Inc./The EMTN 1.625%, due 07/27/26[1]	EUR	600,000	680,650
4.250%, due 01/29/26[1]	GBP	440,000	626,827
GRACE 2014-GRCE Mortgage Trust, Class A, 3.369%, due 06/10/28[2]	USD	2,550,000	2,562,852
HCA, Inc. 5.375%, due 02/01/25	USD	365,000	376,749
Hertz Corp./The 7.625%, due 06/01/22[2]	USD	85,000	84,601
Hill-Rom Holdings, Inc. 5.750%, due 09/01/23[2]	USD	200,000	206,000
Huntsman International LLC 4.250%, due 04/01/25	EUR	300,000	376,811
Indiana Michigan Power Co. 4.250%, due 08/15/48	USD	115,000	113,494
Infor US, Inc. 6.500%, due 05/15/22	USD	125,000	127,187

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount		Value
Corporate debt securities—(continued)
United States—(continued)
IQVIA, Inc. 3.250%, due 03/15/25[1]	EUR	400,000	$463,349
John Deere Capital Corp. MTN 2.800%, due 03/06/23	USD	1,105,000	1,099,422
Keurig Dr Pepper, Inc. 2.550%, due 09/15/26	USD	169,000	150,672
4.057%, due 05/25/23[2]	USD	660,000	666,739
4.417%, due 05/25/25[2]	USD	361,000	366,955
Kroger Co./The 2.650%, due 10/15/26	USD	625,000	564,057
Kronos International, Inc. 3.750%, due 09/15/25[1]	EUR	300,000	314,107
Magellan Midstream Partners LP 4.200%, due 03/15/45	USD	360,000	317,823
Martin Marietta Materials, Inc. 4.250%, due 12/15/47	USD	310,000	253,285
Medtronic, Inc. 4.375%, due 03/15/35	USD	435,000	456,897
MGM Resorts International 4.625%, due 09/01/26[4]	USD	245,000	230,300
Morgan Stanley (fixed, converts to FRN on 04/24/23), 3.737%, due 04/24/24	USD	990,000	1,001,548
Morgan Stanley GMTN 1.875%, due 04/27/27	EUR	1,020,000	1,196,008
(fixed, converts to FRN on 01/23/29), 4.431%, due 01/23/30	USD	170,000	176,520
MPLX LP 4.500%, due 04/15/38	USD	130,000	120,907
National Rural Utilities Cooperative Finance Corp. 4.300%, due 03/15/49	USD	60,000	61,339
New England Power Co. 3.800%, due 12/05/47[2]	USD	170,000	156,830
Norfolk Southern Corp. 3.942%, due 11/01/47	USD	305,000	285,445
4.150%, due 02/28/48	USD	120,000	115,671
Oasis Petroleum, Inc. 6.875%, due 01/15/23	USD	110,000	109,038
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[2]	USD	1,348,000	1,366,253
Oracle Corp. 2.650%, due 07/15/26	USD	115,000	109,567
4.125%, due 05/15/45	USD	420,000	412,519
Philip Morris International, Inc. 4.125%, due 03/04/43	USD	690,000	630,140
PNC Bank NA 3.800%, due 07/25/23	USD	640,000	649,365
Post Holdings, Inc. 5.750%, due 03/01/27[2]	USD	125,000	122,476
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 5.750%, due 10/15/20	USD	121,138	121,599
Rockwell Collins, Inc. 3.500%, due 03/15/27	USD	640,000	616,252
	Face amount		Value
Corporate debt securities—(continued)
United States—(continued)
Schlumberger Holdings Corp. 3.750%, due 05/01/24[2,3]	USD	190,000	$191,341
4.300%, due 05/01/29[2,3]	USD	250,000	254,383
Sempra Energy 3.550%, due 06/15/24	USD	550,000	537,041
Sherwin-Williams Co./The 4.500%, due 06/01/47	USD	95,000	89,537
Sierra Pacific Power Co. 2.600%, due 05/01/26	USD	325,000	306,964
Silgan Holdings, Inc. 3.250%, due 03/15/25	EUR	300,000	352,699
Sirius XM Radio, Inc. 6.000%, due 07/15/24[2]	USD	180,000	186,975
Southern California Edison Co., Series B 3.650%, due 03/01/28	USD	610,000	582,373
Southwestern Electric Power Co., Series J 3.900%, due 04/01/45	USD	55,000	49,180
Sprint Corp. 7.625%, due 02/15/25	USD	350,000	365,855
SPX FLOW, Inc. 5.875%, due 08/15/26[2]	USD	200,000	197,000
Sunoco Logistics Partners Operations LP 5.350%, due 05/15/45	USD	360,000	335,800
T-Mobile USA, Inc. 6.500%, due 01/15/26	USD	225,000	237,937
Tenet Healthcare Corp. 8.125%, due 04/01/22	USD	100,000	104,500
United Rentals North America, Inc. 5.500%, due 05/15/27	USD	325,000	320,222
United Technologies Corp. 3.950%, due 08/16/25	USD	160,000	164,096
4.125%, due 11/16/28	USD	360,000	369,539
4.450%, due 11/16/38	USD	165,000	166,278
Verizon Communications, Inc. 4.329%, due 09/21/28	USD	490,000	507,044
Verizon Owner Trust, Series 2016-2, Class A 1.680%, due 05/20/21[2]	USD	3,110,425	3,096,014
VICI Properties 1 LLC/VICI FC, Inc. 8.000%, due 10/15/23	USD	127,118	137,287
Virginia Electric & Power Co., Series B 2.950%, due 11/15/26	USD	190,000	182,009
Welbilt, Inc. 9.500%, due 02/15/24	USD	200,000	214,500
Wells Fargo & Co. EMTN 1.375%, due 10/26/26[1]	EUR	600,000	688,845
Wells Fargo & Co. MTN (fixed, converts to FRN on 05/22/27), 3.584%, due 05/22/28	USD	375,000	370,725
3.750%, due 01/24/24	USD	130,000	132,233
4.150%, due 01/24/29	USD	130,000	133,461

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount		Value
Corporate debt securities—(concluded)
United States—(concluded)
Wells Fargo Bank NA (fixed, converts to FRN on 07/23/20), 3.325%, due 07/23/21	USD	2,100,000	$2,107,058
Western Gas Partners LP 4.750%, due 08/15/28	USD	290,000	286,039
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[2]	USD	205,000	198,594
Zayo Group LLC/Zayo Capital, Inc. 6.375%, due 05/15/25	USD	150,000	146,437
			59,340,447
Total corporate debt securities (cost—$150,041,839)			147,824,704
Government national mortgage association certificates—3.6%
GNMA II TBA 3.500%	USD	3,900,000	3,949,207
4.500%	USD	6,900,000	7,161,580
5.000%	USD	2,460,000	2,567,625
Total government national mortgage association certificates (cost—$13,621,116)			13,678,412
Federal home loan mortgage corporation certificates—4.0%
FHLMC TBA 4.000% (cost—$15,088,613)	USD	14,820,000	15,177,185
	Face amount		Value
Federal national mortgage association certificates—4.3%
FNMA TBA 2.500%	USD	2,200,000	$2,164,757
3.000%	USD	1,700,000	1,702,433
3.500%	USD	2,880,000	2,894,344
4.000%	USD	3,900,000	3,991,940
4.500%	USD	5,300,000	5,506,721
Total federal national mortgage association certificates (cost—$16,169,950)			16,260,195
	Number of shares
Short-term investment—12.2%
Investment company—12.2%
State Street Institutional U.S. Government Money Market Fund (cost—$45,840,636)		45,840,636	45,840,636
Investment of cash collateral from securities loaned—0.5%
Money market fund—0.5%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$1,902,720)		1,902,720	1,902,720
Total investments (cost—$419,952,615)—111.5%			419,732,297
Liabilities in excess of other assets—(11.5)%			(43,156,991)
Net assets—100.0%			$376,575,306

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
8	EUR	German Euro Buxl 30 Year Futures	March 2019	$1,657,642	$1,701,883	$44,241
36	EUR	Mid-Term Euro-OAT Futures	March 2019	6,215,648	6,301,158	85,510
8	EUR	Short-Term Euro-BTP Futures	March 2019	1,005,614	1,020,800	15,186
7	GBP	United Kingdom Long Gilt Bond Futures	March 2019	1,123,145	1,134,153	11,008
2	JPY	Japan Government Bond 10 Year Futures	March 2019	2,792,570	2,803,580	11,010
US Treasury futures buy contracts:
29	USD	US Long Bond Futures	March 2019	$4,035,144	$4,253,938	$218,794
147	USD	US Treasury Note 10 Year Futures	March 2019	17,726,032	18,002,906	276,874
51	USD	US Treasury Note 5 Year Futures	March 2019	5,790,865	5,857,828	66,963
82	USD	US Ultra Long Treasury Bond Futures	March 2019	12,773,280	13,212,250	438,970
Total				$53,119,940	$54,288,496	$1,168,556

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts:
7	AUD	Australian Bond 10 Year Futures	March 2019	$(667,772)	$(679,386)	$(11,614)
61	EUR	German Euro BOBL Futures	March 2019	(9,228,808)	(9,281,249)	(52,441)
54	EUR	German Euro Bund Futures	March 2019	(10,042,123)	(10,239,793)	(197,670)
30	EUR	Italian Government Bond Futures	March 2019	(4,232,807)	(4,449,173)	(216,366)
112	USD	90-Day Eurodollar Futures	September 2019	(27,173,741)	(27,269,200)	(95,459)
US Treasury futures sell contracts:
8	USD	US Ultra Treasury Note 10 Year Futures	March 2019	(1,036,953)	(1,045,500)	(8,547)
Total				$(52,382,204)	$(52,964,301)	$(582,097)
Net unrealized appreciation						$586,459

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
ANZ	USD	2,778,151	JPY	300,620,917	02/19/19	$(15,058)
BB	CHF	927,634	NOK	8,149,505	02/19/19	32,824
BB	CHF	6,269,505	USD	6,423,464	02/19/19	110,014
BB	GBP	1,072,885	EUR	1,229,879	02/19/19	1,218
BB	SEK	12,626,498	EUR	1,234,029	02/19/19	17,154
BB	USD	449,714	SEK	4,081,485	02/19/19	1,894
BOA	AUD	655,224	USD	471,935	02/19/19	(4,453)
BOA	GBP	174,499	USD	225,261	02/19/19	(3,788)
BOA	JPY	168,087,043	USD	1,533,104	02/19/19	(11,832)
BOA	USD	895,977	CHF	887,954	02/19/19	(1,799)
BOA	USD	1,686,169	EUR	1,467,488	02/19/19	(4,366)
BOA	USD	261,152	GBP	200,047	02/19/19	1,431
BOA	USD	375,029	NOK	3,231,605	02/19/19	8,409
BOA	USD	301,267	NZD	443,508	02/19/19	5,395
CITI	EUR	592,567	USD	675,114	02/19/19	(3,993)
CITI	EUR	24,270,190	USD	28,051,014	02/19/19	236,357
CITI	HUF	264,531,129	EUR	823,000	02/19/19	(16,246)
CITI	JPY	204,471,826	AUD	2,625,287	02/19/19	29,385
CITI	NOK	3,838,365	SEK	4,043,049	02/19/19	(8,077)
CITI	NZD	2,056,487	CHF	1,409,167	02/19/19	(2,905)
CITI	PLN	1,203,509	USD	322,977	02/19/19	(486)
CITI	SEK	12,744,457	NOK	12,021,712	02/19/19	16,261
CITI	USD	1,399,964	CAD	1,854,933	02/19/19	12,339
CITI	USD	1,136,190	EUR	994,170	02/19/19	3,170
CITI	USD	640,834	JPY	69,165,346	02/19/19	(5,115)
CITI	USD	11,592,626	NOK	98,036,682	02/19/19	39,684
CITI	USD	847,416	TRY	4,708,474	02/19/19	54,673
DB	USD	673,539	CAD	894,210	02/19/19	7,292
GSI	CAD	1,869,609	NOK	12,015,346	02/19/19	2,176

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
GSI	CHF	1,374,452	NZD	2,057,871	02/19/19	$38,820
GSI	CNY	13,047,067	USD	1,920,638	02/19/19	(25,056)
GSI	EUR	329,204	CAD	503,415	02/19/19	6,007
GSI	EUR	1,229,000	GBP	1,074,134	02/19/19	1,429
GSI	EUR	2,460,369	JPY	306,056,246	02/19/19	(6,636)
GSI	EUR	2,469,029	NZD	4,189,072	02/19/19	66,905
GSI	EUR	2,464,000	SEK	25,498,508	02/19/19	(2,492)
GSI	EUR	229,647	USD	262,544	02/19/19	(641)
GSI	GBP	1,086,401	EUR	1,225,266	02/19/19	(21,810)
GSI	GBP	757,440	USD	992,121	02/19/19	(2,099)
GSI	JPY	1,337,304,626	USD	12,333,984	02/19/19	42,436
GSI	JPY	432,648,696	USD	3,960,970	02/19/19	(15,627)
GSI	NZD	4,116,519	EUR	2,464,000	02/19/19	(22,502)
GSI	RON	3,872,665	EUR	820,167	02/19/19	4,495
GSI	SEK	12,615,525	EUR	1,235,000	02/19/19	19,481
GSI	USD	1,836,332	CHF	1,825,736	02/19/19	2,201
GSI	USD	2,022,096	MXN	38,638,669	02/19/19	(5,799)
GSI	USD	525,111	SEK	4,645,476	02/19/19	(11,099)
GSI	USD	618,287	TRY	3,256,142	02/19/19	5,553
HSBC	EUR	856,636	HUF	272,414,290	02/19/19	6,289
HSBC	EUR	526,960	USD	598,315	02/19/19	(5,603)
HSBC	GBP	2,132,306	EUR	2,457,608	02/19/19	17,643
HSBC	MXN	79,515,118	USD	4,119,780	02/19/19	(29,589)
HSBC	RON	3,911,260	EUR	821,262	02/19/19	(3,573)
HSBC	SEK	49,183,706	USD	5,550,197	02/19/19	108,125
HSBC	THB	49,613,952	USD	1,573,822	02/20/19	(14,783)
HSBC	TRY	3,127,401	USD	587,297	02/19/19	(11,878)
HSBC	USD	2,676,780	AUD	3,775,063	02/19/19	67,923
HSBC	USD	1,762,874	CAD	2,327,901	02/19/19	9,536
HSBC	USD	373,975	CZK	8,306,383	02/19/19	(4,723)
HSBC	USD	506,158	ILS	1,850,463	02/19/19	3,329
HSBC	USD	450,422	NZD	658,198	02/19/19	4,687
HSBC	USD	1,229,338	THB	39,218,959	02/20/19	26,426
HSBC	USD	3,812,724	ZAR	53,279,108	02/19/19	197,312
HSBC	ZAR	27,782,308	USD	2,019,210	02/19/19	(71,818)
NAB	JPY	125,477,293	USD	1,162,590	02/19/19	9,292
RBC	AUD	2,612,589	USD	1,874,148	02/19/19	(25,364)
RBC	USD	448,713	CAD	597,442	02/19/19	6,166
RBC	USD	448,899	NZD	662,356	02/19/19	9,085
SCB	AUD	1,962,741	JPY	152,492,602	02/19/19	(25,430)
SCB	EUR	261,390	USD	300,645	02/19/19	1,081
SCB	USD	477,304	JPY	51,670,718	02/19/19	(2,384)
SG	NOK	2,237,433	USD	262,454	02/19/19	(3,023)
SG	USD	448,713	SEK	4,064,078	02/19/19	968
SG	USD	784,918	SGD	1,060,339	02/19/19	2,966

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	DKK	4,593,638	USD	710,962	02/19/19	$5,722
SSC	GBP	1,127,866	USD	1,462,860	02/19/19	(17,584)
SSC	NOK	23,897,115	SEK	25,121,651	02/19/19	(55,799)
SSC	USD	5,871,358	CAD	7,764,301	02/19/19	40,202
SSC	USD	2,210,859	EUR	1,935,153	02/19/19	6,908
SSC	USD	5,695,302	GBP	4,455,554	02/19/19	153,085
SSC	USD	257,696	HUF	71,688,983	02/19/19	2,315
SSC	USD	412,238	NOK	3,499,549	02/19/19	2,993
TD	USD	2,306,130	AUD	3,207,600	02/19/19	25,993
Net unrealized appreciation						$1,011,619

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Government debt securities	$—	$179,048,445	$—	$179,048,445
Corporate debt securities	—	147,824,704	—	147,824,704
Government national mortgage association certificates	—	13,678,412	—	13,678,412
Federal home loan mortgage corporation certificates	—	15,177,185	—	15,177,185
Federal national mortgage association certificates	—	16,260,195	—	16,260,195
Short-term investment	—	45,840,636	—	45,840,636
Investment of cash collateral from securities loaned	—	1,902,720	—	1,902,720
Futures contracts	1,168,556	—	—	1,168,556
Forward foreign currency contracts	—	1,475,049	—	1,475,049
Total	$1,168,556	$421,207,346	$—	$422,375,902
Liabilities
Futures contracts	$(582,097)	$—	$—	$(582,097)
Forward foreign currency contracts	—	(463,430)	—	(463,430)
Total	$(582,097)	$(463,430)	$—	$(1,045,527)

At January 31, 2019, there were no transfers between Level 1 and Level 2.

PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2019 (unaudited)

Portfolio footnotes

†  Amount represents less than 0.05%

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $52,687,610, represented 14.0% of the Portfolio's net assets at period end.

3  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

4  Security, or portion thereof, was on loan at the period end.

5  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

6  Perpetual investment. Date shown reflects the next call date.

7  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

See accompanying notes to financial statements.

PACE High Yield Investments

Performance

For the six months ended January 31, 2019, the Portfolio's Class P shares returned -0.12% before the deduction of the maximum PACE Select program fee.1 In comparison, the ICE BofA Merrill Lynch Global High Yield Index (hedged in USD) (the "benchmark") returned 1.37%, and the Lipper High Yield Funds category posted a median return of 0.53%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 127. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio underperformed its benchmark during the reporting period. The credit markets experienced a significant shift in investor sentiment over the period, as the markets came under pressure in October alongside the sharpest decline for the S&P 500 Index since September 2011. Investor sentiment was impacted by an underwhelming start to the third quarter earnings season (especially the technology sector), as well as negative headlines surrounding US-China trade relations, softening European growth, Italy's budget, Brexit, and a multi-year high for US Treasury yields. 10-year US Treasury yields of 3.16% touched as high as 3.25% in October's first week, whereas WTI crude oil prices closed $11 below the intra-month high amid supply and trade-related demand concerns. China's growth appeared to have slowed further due to the country's efforts to contain lending risks, as well as some disruption from tariffs. Europe and Japan also experienced economic weakness. Beyond these factors, the Fed hiked rates by 25 basis points in December, which also contributed to the negative market sentiment. However, the US high yield market rallied sharply in January 2019, recouping the fourth quarter of 2018's drawdown as fears abated.

From a sector perspective, an overweight to the energy-exploration & production sector and an overweight to metals/mining (excluding steel) were among the largest detractors from performance during the reporting period. Conversely, an overweight and positive issuer selection in the building & construction sector contributed most to performance. Positive issuer selection, along with an underweight in food-wholesale and telecom-wireless sectors, were also additive for relative returns. From a ratings perspective, overweights to both CCC-rated and B-rated issuers detracted from results. On the upside, an overweight and positive issuer selection in BBB-rated issuers was the biggest contributor to performance. An underweight in BB-rated issuers further contributed to returns.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Nomura Corporate Research and Asset Management Inc. ("NCRAM") (NCRAM has retained Nomura Asset Management Singapore Limited "NAM Singapore" and together with NCRAM "Nomura" to serve as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore.

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA

Nomura: David Crall, CFA, Stephen Kotsen, CFA, Steven Rosenthal, CFA, Eric Torres, Simon Tan, CFA

Objective:

Total return

Investment process:

The subadvisor utilizes a "total return" strategy driven

by credit research and a team effort to generate alpha in

high yield.

PACE High Yield Investments

Subadvisor's comments – concluded

Currency forwards were used during the reporting period to hedge the currency exposure of the Portfolio into US dollars. These instruments did not meaningfully impact performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.25)%	(0.03)%	3.78%	9.58%
Class Y2	(0.12)	0.28	4.04	9.86
Class P3	(0.12)	0.12	3.97	9.81
After deducting maximum sales charge
Class A1	(3.97)	(3.76)	2.99	9.16
ICE BofAML Global High Yield Index (Hedged in USD)[4]	1.37	1.38	5.06	11.49
Lipper High Yield Funds median	0.53	0.64	3.44	9.27

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(2.80)%	(3.12)%	3.09%	9.70%
Class Y2	(2.77)	(2.90)	3.33	9.99
Class P3	(2.68)	(2.87)	3.28	9.94
After deducting maximum sales charge
Class A1	(6.45)	(6.74)	2.31	9.28

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—1.22% and 1.06%; Class Y—0.85% and 0.85%; and Class P—1.07% and 0.91% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class Y—0.88%; and Class P—1.03%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The ICE BofAML Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, British pound and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or eurobond markets. Securities must have at least 18 months before final maturity at the time of issuance and have at least one year remaining to final maturity. Callable perpetuals, original issue zero-coupon bonds, eurodollar bonds and 144A securities (with and without registration rights), as well as pay-in-kind securitiies, are included in the index. Contingent capital securities ("cocos") are excluded from the index, but capital securities where conversion can be mandated by a regulatory authority but with no specific trigger are included. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfund performance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE High Yield Investments

Portfolio statistics—January 31, 2019 (unaudited)

Characteristics
Weighted average duration	3.73 yrs.
Weighted average maturity	5.42 yrs.
Average coupon	6.31%
Top ten holdings[1]	Percentage of net assets
Sprint Capital Corp., 8.750% due 03/15/2032	0.7%
Navient Corp., 8.000% due 03/25/2020	0.7
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.500% due 06/01/24	0.6
Russian Foreign Bond, 4.875% due 09/16/2023	0.5
FelCor Lodging LP, 6.000% due 06/01/2025	0.5
HCA, Inc., 7.500% due 02/15/2022	0.5
Bausch Health Cos., Inc., 9.000% due 12/15/2025	0.5
UniCredit SpA, 6.950% due 10/31/2022	0.5
Iron Mountain, Inc., 5.750% due 08/15/2024	0.5
Wells Fargo & Co., 5.900%, due 06/15/24	0.5
Total	5.5%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	59.7%
Netherlands	5.9
Canada	4.3
United Kingdom	4.2
Cayman Islands	3.7
Total	77.8%
Credit rating[2]	Percentage of total investments
BBB & higher	4.6%
BB	38.7
B	34.9
CCC & below	10.4
Not rated	8.8
Cash equivalents and other assets less liabilities	2.6
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—93.7%
Advertising—0.0%†
Lamar Media Corp. 5.750%, due 02/01/26[2]		50,000	$51,780
Aerospace & defense—1.3%
Arconic, Inc. 5.125%, due 10/01/24		25,000	25,156
5.900%, due 02/01/27		50,000	50,000
5.950%, due 02/01/37		425,000	404,813
DAE Funding LLC 4.500%, due 08/01/22[2]		250,000	246,250
5.250%, due 11/15/21[2]		300,000	302,250
Leonardo SpA 4.500%, due 01/19/21	EUR	475,000	584,555
4.875%, due 03/24/25	EUR	200,000	257,099
Pioneer Holdings LLC/Pioneer Finance Corp. 9.000%, due 11/01/22[2]		100,000	101,250
TA MFG. Ltd. 3.625%, due 04/15/23[3]	EUR	400,000	463,544
TransDigm, Inc. 5.500%, due 10/15/20		75,000	75,047
6.000%, due 07/15/22		1,010,000	1,017,575
6.250%, due 03/15/26[2,4]		350,000	355,250
6.500%, due 05/15/25		25,000	24,250
Triumph Group, Inc. 7.750%, due 08/15/25		175,000	149,188
			4,056,227
Agriculture—0.1%
Vector Group Ltd. 6.125%, due 02/01/25[2]		250,000	219,063
10.500%, due 11/01/26[2]		200,000	191,000
			410,063
Airlines—0.7%
Air Canada 7.750%, due 04/15/21[2,5]		225,000	239,906
Allegiant Travel Co. 5.500%, due 07/15/19[5]		325,000	327,844
American Airlines Group, Inc. 4.625%, due 03/01/20[2]		500,000	500,000
Gol Finance, Inc. 7.000%, due 01/31/25[3]		90,000	83,362
United Continental Holdings, Inc. 4.250%, due 10/01/22		75,000	74,062
6.000%, due 12/01/20		75,000	76,969
US Airways Pass-Through Trust 2012-1, Class B 8.000%, due 10/01/19		393,308	406,059
Virgin Australia Holdings Ltd. 8.500%, due 11/15/19[3]		350,000	355,250
			2,063,452
Apparel—0.1%
PB International BV 7.625%, due 01/26/22[3]		400,000	402,630
	Face amount[1]		Value
Corporate bonds—(continued)
Auto & truck—1.9%
BCD Acquisition, Inc. 9.625%, due 09/15/23[2]		175,000	$185,063
Delphi Technologies PLC 5.000%, due 10/01/25[2]		175,000	150,063
Garrett LX I SARL/Garrett Borrowing LLC 5.125%, due 10/15/26[2]	EUR	375,000	371,816
General Motors Financial Co., Inc. (fixed, converts to FRN on 09/30/27), 5.750%, due 09/30/27[5,6]		50,000	42,875
(fixed, converts to FRN on 09/30/28), 6.500%, due 09/30/28[5,6]		150,000	132,750
Goodyear Tire & Rubber Co./The 5.000%, due 05/31/26[5]		125,000	115,000
IHO Verwaltungs GmbH 4.125% Cash or 4.875% PIK,
4.125%, due 09/15/21[2,7]		200,000	195,500
4.500% Cash or 5.250% PIK, 4.500%, due 09/15/23[2,7]		200,000	190,500
JB Poindexter & Co., Inc. 7.125%, due 04/15/26[2]		225,000	218,250
Mclaren Finance PLC 5.000%, due 08/01/22[2]	GBP	100,000	121,819
5.000%, due 08/01/22[3]	GBP	475,000	578,639
5.750%, due 08/01/22[2]		200,000	184,976
Metalsa SA de CV 4.900%, due 04/24/23[3]		975,000	945,214
Navistar International Corp. 6.625%, due 11/01/25[2]		225,000	225,000
Nemak SAB de CV 4.750%, due 01/23/25[3]		218,000	210,370
Samvardhana Motherson Automotive Systems Group BV 4.875%, due 12/16/21[3]		500,000	491,898
Superior Industries International, Inc. 6.000%, due 06/15/25[2]	EUR	400,000	371,394
6.000%, due 06/15/25[3]	EUR	225,000	210,030
Tenneco, Inc. 5.000%, due 07/15/26		200,000	169,940
Tesla, Inc. 5.300%, due 08/15/25[2,5]		725,000	642,531
Titan International, Inc. 6.500%, due 11/30/23		325,000	298,187
			6,051,815
Automotive parts—0.1%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26[2]		275,000	248,188
Banking-non-US—3.3%
Akbank Turk AS 5.000%, due 10/24/22[3]		550,000	521,813
5.125%, due 03/31/25[3]		400,000	356,000
Australia & New Zealand Banking Group Ltd. 5 year USD ICE Swap + 5.168%, 6.750%, due 12/29/49[3,6,8]		250,000	258,125

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Banking-non-US—(concluded)
Banco Bilbao Vizcaya Argentaria SA (fixed, converts to FRN on 02/18/20), 6.750%, due 02/18/20[3,6]	EUR	1,000,000	$1,173,086
Banco do Brasil SA 5.875%, due 01/26/22[2,5]		450,000	467,145
Banco Nacional de Costa Rica 5.875%, due 04/25/21[2]		300,000	294,750
6.250%, due 11/01/23[3]		450,000	442,584
Bankia SA (fixed, converts to FRN on 03/15/22), 3.375%, due 03/15/27[3]	EUR	800,000	921,959
Credit Suisse AG (fixed, converts to FRN on 09/18/20), 5.750%, due 09/18/25[3]	EUR	325,000	399,675
Credit Suisse Group AG (fixed, converts to FRN on 12/18/24), 6.250%, due 12/18/24[2,6]		200,000	197,733
Export Credit Bank of Turkey 5.375%, due 10/24/23[2]		200,000	186,750
5.375%, due 10/24/23[3]		950,000	887,063
Royal Bank of Scotland Group PLC (fixed, converts to FRN on 03/25/19), 3.625%, due 03/25/24[3]	EUR	400,000	458,379
(fixed, converts to FRN on 08/10/20), 7.500%, due 08/10/20[6]		400,000	409,000
(fixed, converts to FRN on 08/10/25), 8.000%, due 08/10/25[6]		200,000	209,200
(fixed, converts to FRN on 08/15/21), 8.625%, due 08/15/21[6]		200,000	212,940
Ukreximbank Via Biz Finance PLC 9.625%, due 04/27/22[3]		500,000	499,375
9.750%, due 01/22/25[3]		800,000	775,000
UniCredit SpA 6.950%, due 10/31/22[3]	EUR	1,175,000	1,527,534
Unione di Banche Italiane SpA (fixed, converts to FRN on 05/05/21), 4.250%, due 05/05/26[3]	EUR	100,000	111,599
(fixed, converts to FRN on 09/15/27), 4.450%, due 09/15/27[3]	EUR	200,000	222,052
			10,531,762
Banking-US—1.0%
Goldman Sachs Group, Inc./The (fixed, converts to FRN on 05/10/20), 5.375%, due 05/10/20[6]		375,000	373,125
JPMorgan Chase & Co. (fixed, converts to FRN on 04/30/24), 6.125%, due 04/30/24[5,6]		625,000	642,187
(fixed, converts to FRN on 02/01/24), 6.750%, due 02/01/24[6]		500,000	538,905
Washington Mutual, Inc. 0.000%, due 09/21/17[10,11,13]		500,000	5,500
Wells Fargo & Co. (fixed, converts to FRN on 06/15/24), 5.900%, due 06/15/24[6]		1,430,000	1,444,300
			3,004,017
	Face amount[1]		Value
Corporate bonds—(continued)
Building & construction—2.2%
Aeropuertos Argentina 2000 SA 6.875%, due 02/01/27[3]		250,000	$234,000
6.875%, due 02/01/27[2]		275,000	257,400
Aeropuertos Dominicanos Siglo XXI SA 6.750%, due 03/30/29[3]		410,000	408,052
6.750%, due 03/30/29[2]		500,000	497,625
American Woodmark Corp. 4.875%, due 03/15/26[2]		50,000	46,375
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.750%, due 08/01/25[2]		175,000	156,188
Beazer Homes USA, Inc. 6.750%, due 03/15/25		225,000	201,375
Century Communities, Inc. 5.875%, due 07/15/25		250,000	230,000
6.875%, due 05/15/22		325,000	326,592
James Hardie International Finance Ltd. 3.625%, due 10/01/26[2]	EUR	275,000	309,353
3.625%, due 10/01/26	EUR	250,000	281,230
Lennar Corp. 4.125%, due 01/15/22		525,000	522,532
Masonite International Corp. 5.750%, due 09/15/26[2]		75,000	72,938
Mattamy Group Corp. 6.500%, due 10/01/25[2]		75,000	69,563
Meritage Homes Corp. 6.000%, due 06/01/25		1,165,000	1,153,350
Shea Homes LP/Shea Homes Funding Corp. 6.125%, due 04/01/25[2]		1,225,000	1,136,187
Taylor Morrison Communities, Inc. 6.625%, due 05/15/22		250,000	254,688
Toll Brothers Finance Corp. 5.875%, due 02/15/22[5]		67,000	69,680
TRI Pointe Group, Inc. 5.250%, due 06/01/27		200,000	173,000
William Lyon Homes, Inc. 5.875%, due 01/31/25		225,000	198,000
6.000%, due 09/01/23		150,000	136,875
Williams Scotsman International, Inc. 6.875%, due 08/15/23[2]		150,000	146,858
7.875%, due 12/15/22[2]		50,000	50,500
			6,932,361
Building products—1.6%
BMBG Bond Finance SCA 3.000%, due 06/15/21[3]	EUR	100,000	115,697
BMC East LLC 5.500%, due 10/01/24[2]		225,000	214,594
Brookfield Residential Properties, Inc. 6.375%, due 05/15/25[2,5]		150,000	140,625
Builders FirstSource, Inc. 5.625%, due 09/01/24[2]		325,000	309,969
CEMEX Finance LLC 4.625%, due 06/15/24[3]	EUR	350,000	416,634
Cemex SAB de CV 2.750%, due 12/05/24[2]	EUR	275,000	303,748

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Building products—(concluded)
5.700%, due 01/11/25[3]		300,000	$301,050
7.750%, due 04/16/26[2,5]		400,000	431,480
CPG Merger Sub LLC 8.000%, due 10/01/21[2]		125,000	121,875
Griffon Corp. 5.250%, due 03/01/22		475,000	465,500
Grupo Cementos de Chihuahua SAB de CV 5.250%, due 06/23/24[3]		800,000	784,000
Jeld-Wen, Inc. 4.625%, due 12/15/25[2]		125,000	113,438
PGT Escrow Issuer, Inc. 6.750%, due 08/01/26[2]		150,000	152,250
Standard Industries, Inc. 4.750%, due 01/15/28[2]		175,000	158,427
5.500%, due 02/15/23[2]		175,000	177,187
Summit Materials LLC/Summit Materials Finance Corp. 5.125%, due 06/01/25[2]		50,000	46,938
6.125%, due 07/15/23		100,000	100,720
US Concrete, Inc. 6.375%, due 06/01/24		600,000	582,600
			4,936,732
Building products-cement—0.5%
Indo Energy Finance II BV 6.375%, due 01/24/23[3]		200,000	195,500
New Enterprise Stone & Lime Co., Inc. 6.250%, due 03/15/26[2]		175,000	167,125
10.125%, due 04/01/22[2]		225,000	225,000
TopBuild Corp. 5.625%, due 05/01/26[2]		200,000	187,000
Union Andina de Cementos SAA 5.875%, due 10/30/21[3]		263,000	268,260
Weekley Homes LLC/Weekley Finance Corp. 6.000%, due 02/01/23		175,000	162,750
6.625%, due 08/15/25		225,000	207,000
West China Cement Ltd. 6.500%, due 09/11/19[3]		240,000	240,949
			1,653,584
Cable—2.4%
Altice France SA 5.875%, due 02/01/27[3]	EUR	225,000	259,466
6.250%, due 05/15/24[2,5]		200,000	196,060
7.375%, due 05/01/26[2]		400,000	386,000
8.125%, due 02/01/27[2]		200,000	197,000
Cablevision SA 6.500%, due 06/15/21[2]		900,000	883,125
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 02/15/23		275,000	277,750
5.125%, due 05/01/23[2]		375,000	380,017
5.250%, due 09/30/22		150,000	151,639
5.500%, due 05/01/26[2]		350,000	349,125
5.750%, due 09/01/23[5]		675,000	688,500
5.750%, due 01/15/24		25,000	25,500
5.750%, due 02/15/26[2]		750,000	763,125
5.875%, due 05/01/27[2,5]		125,000	125,350
	Face amount[1]		Value
Corporate bonds—(continued)
Cable—(concluded)
Digi Communications NV 5.000%, due 10/15/23[2]	EUR	100,000	$118,915
Midcontinent Communications/Midcontinent Finance Corp. 6.875%, due 08/15/23[2]		475,000	489,250
Unitymedia GmbH 6.125%, due 01/15/25[2]		400,000	413,000
UPC Holding BV 3.875%, due 06/15/29[3]	EUR	500,000	540,755
UPCB Finance IV Ltd. 4.000%, due 01/15/27[3]	EUR	225,000	265,247
UPCB Finance VII Ltd. 3.625%, due 06/15/29[3]	EUR	950,000	1,046,680
			7,556,504
Car rental—0.5%
Ahern Rentals, Inc. 7.375%, due 05/15/23[2,5]		400,000	348,000
Herc Rentals, Inc. 7.500%, due 06/01/22[2]		122,000	127,643
7.750%, due 06/01/24[2,5]		231,000	246,592
Hertz Holdings Netherlands BV 5.500%, due 03/30/23[3]	EUR	450,000	508,384
United Rentals North America, Inc. 4.875%, due 01/15/28		50,000	47,438
5.500%, due 05/15/27		100,000	98,530
5.875%, due 09/15/26		200,000	204,250
6.500%, due 12/15/26[5]		75,000	77,906
			1,658,743
Chemicals—2.4%
Alpha 3 BV/Alpha US Bidco, Inc. 6.250%, due 02/01/25[2]		200,000	189,080
Axalta Coating Systems Dutch Holding B BV 3.750%, due 01/15/25[3]	EUR	300,000	343,208
Blue Cube Spinco LLC 10.000%, due 10/15/25		325,000	371,312
Braskem Finance Ltd. 5.375%, due 05/02/22[3]		250,000	258,569
5.750%, due 04/15/21[3]		300,000	310,110
CF Industries, Inc. 5.150%, due 03/15/34		50,000	46,500
5.375%, due 03/15/44		225,000	195,536
7.125%, due 05/01/20		83,000	85,905
Chemours Co./The 4.000%, due 05/15/26	EUR	450,000	504,810
Consolidated Energy Finance SA 6.500%, due 05/15/26[2]		150,000	146,625
Cornerstone Chemical Co. 6.750%, due 08/15/24[2]		125,000	117,813
CVR Partners LP/CVR Nitrogen Finance Corp. 9.250%, due 06/15/23[2]		125,000	130,625
GCP Applied Technologies, Inc. 5.500%, due 04/15/26[2]		50,000	49,688
Hexion, Inc./Hexion Nova Scotia Finance ULC 9.000%, due 11/15/20		500,000	222,500

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
Huntsman International LLC 4.250%, due 04/01/25	EUR	550,000	$690,821
Kissner Holdings LP/Kissner Milling Co. Ltd./ BSC Holding, Inc./Kissner USA 8.375%, due 12/01/22[2,5]		300,000	305,250
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.250%, due 05/15/26[2]	EUR	250,000	262,543
Kronos International, Inc. 3.750%, due 09/15/25[2]	EUR	175,000	183,229
NOVA Chemicals Corp. 5.000%, due 05/01/25[2]		50,000	46,000
5.250%, due 06/01/27[2,5]		225,000	205,312
OCI NV 6.625%, due 04/15/23[2]		200,000	205,500
Perstorp Holding AB 3 mo. Euribor + 4.250%, 4.250%, due 09/15/22[2,8]		EUR 250,000	288,124
Platform Specialty Products Corp. 5.875%, due 12/01/25[2,5]		50,000	49,875
6.500%, due 02/01/22[2]		125,000	126,719
PQ Corp. 5.750%, due 12/15/25[2]		75,000	71,625
Prague CE SARL 10.000% Cash or 11.250% PIK,
10.000%, due 12/15/22[3,7]	EUR	750,000	866,948
TPC Group, Inc. 8.750%, due 12/15/20[2]		535,000	529,810
Trinseo Materials Operating SCA/ Trinseo Materials Finance, Inc. 5.375%, due 09/01/25[2]		275,000	248,957
Tronox Finance PLC 5.750%, due 10/01/25[2,5]		275,000	237,875
Valvoline, Inc. 5.500%, due 07/15/24		100,000	101,500
Venator Finance SARL/Venator Materials LLC 5.750%, due 07/15/25[2,5]		100,000	82,188
Versum Materials, Inc. 5.500%, due 09/30/24[2]		125,000	126,875
			7,601,432
Coal—0.5%
Alliance Resource Operating Partners LP/ Alliance Resource Finance Corp. 7.500%, due 05/01/25[2]		125,000	129,844
Cloud Peak Energy Resources LLC/ Cloud Peak Energy Finance Corp. 6.375%, due 03/15/24		550,000	56,897
12.000%, due 11/01/21		250,000	100,000
CONSOL Energy, Inc. 11.000%, due 11/15/25[2]		225,000	249,469
Murray Energy Corp. 9.000% Cash, 3.000% PIK,
12.000%, due 04/15/24[2,7]		1,249,944	637,471
Peabody Energy Corp. 6.000%, due 03/31/22[2]		50,000	49,938
	Face amount[1]		Value
Corporate bonds—(continued)
Coal—(concluded)
Warrior Met Coal, Inc. 8.000%, due 11/01/24[2]		375,000	$378,375
			1,601,994
Commercial services—3.4%
AA Bond Co. Ltd. 5.500%, due 07/31/22[3]	GBP	725,000	789,255
ADT Security Corp./The 5.250%, due 03/15/20		275,000	279,125
Aircastle Ltd. 5.125%, due 03/15/21[5]		500,000	512,520
Algeco Global Finance PLC 3 mo. Euribor + 6.250%, 6.250%, due 02/15/23[2,8]	EUR	275,000	316,732
6.500%, due 02/15/23[2]	EUR	275,000	317,126
6.500%, due 02/15/23[3]	EUR	225,000	259,466
8.000%, due 02/15/23[2]		200,000	194,500
APTIM Corp. 7.750%, due 06/15/25[2,5]		25,000	19,695
Ashtead Capital, Inc. 5.625%, due 10/01/24[2]		200,000	205,000
Avis Budget Finance PLC 4.750%, due 01/30/26[2]	EUR	625,000	683,183
Brand Industrial Services, Inc. 8.500%, due 07/15/25[2]		200,000	178,750
Clear Channel International BV 8.750%, due 12/15/20[2]		50,000	50,875
Garda World Security Corp. 7.250%, due 11/15/21[2]		25,000	24,875
Gartner, Inc. 5.125%, due 04/01/25[2]		225,000	223,875
Graham Holdings Co. 5.750%, due 06/01/26[2]		175,000	181,125
Great Lakes Dredge & Dock Corp. 8.000%, due 05/15/22		200,000	206,000
Harland Clarke Holdings Corp. 6.875%, due 03/01/20[2,5]		125,000	123,750
8.375%, due 08/15/22[2]		325,000	304,688
9.250%, due 03/01/21[2,5]		875,000	848,750
Inter Media and Communication SpA 4.875%, due 12/31/22[2]	EUR	98,967	113,638
4.875%, due 12/31/22[3]	EUR	509,814	585,393
Intertrust Group BV 3.375%, due 11/15/25[2]	EUR	125,000	142,949
Iron Mountain UK PLC 3.875%, due 11/15/25[3]	GBP	325,000	405,105
Iron Mountain, Inc. 5.750%, due 08/15/24		1,465,000	1,454,012
Live Nation Entertainment, Inc. 5.375%, due 06/15/22[2]		425,000	428,187
5.625%, due 03/15/26[2]		100,000	101,000
Matthews International Corp. 5.250%, due 12/01/25[2]		150,000	141,375
Michael Baker International LLC 8.750%, due 03/01/23[2]		150,000	147,000

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(concluded)
Refinitiv US Holdings, Inc. 6.250%, due 05/15/26[2]		25,000	$24,563
8.250%, due 11/15/26[2,5]		75,000	70,313
Ritchie Bros Auctioneers, Inc. 5.375%, due 01/15/25[2]		175,000	175,875
Service Corp. International 5.375%, due 05/15/24		125,000	127,656
Sotheby's 4.875%, due 12/15/25[2]		200,000	192,060
TMS International Corp. 7.250%, due 08/15/25[2,5]		125,000	117,500
Verscend Escrow Corp. 9.750%, due 08/15/26[2]		350,000	351,312
Wabash National Corp. 5.500%, due 10/01/25[2]		225,000	205,313
Waste Italia SpA 10.500%, due 11/15/19[3,9,11]	EUR	1,425,000	32,621
Weight Watchers International, Inc. 8.625%, due 12/01/25[2]		175,000	172,375
			10,707,537
Communications equipment—0.2%
NXP BV/NXP Funding LLC 3.875%, due 09/01/22[2]		400,000	398,540
4.125%, due 06/01/21[2]		200,000	200,738
			599,278
Computer software & services—2.7%
ACI Worldwide, Inc. 5.750%, due 08/15/26[2]		100,000	102,625
Banff Merger Sub, Inc. 8.375%, due 09/01/26[3]	EUR	400,000	431,432
9.750%, due 09/01/26[2]		150,000	142,875
Camelot Finance SA 7.875%, due 10/15/24[2]		450,000	466,875
CDK Global, Inc. 5.875%, due 06/15/26		200,000	204,250
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.750%, due 03/01/25[2]		125,000	119,688
Dell International LLC/EMC Corp. 5.450%, due 06/15/23[2]		75,000	78,453
5.875%, due 06/15/21[2]		475,000	482,706
7.125%, due 06/15/24[2,5]		75,000	79,095
Diebold Nixdorf, Inc. 8.500%, due 04/15/24[5]		100,000	63,750
Donnelley Financial Solutions, Inc. 8.250%, due 10/15/24		450,000	446,625
Everi Payments, Inc. 7.500%, due 12/15/25[2]		200,000	197,440
Exela Intermediate LLC/Exela Finance, Inc. 10.000%, due 07/15/23[2]		275,000	275,687
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% Cash or 7.875% PIK, 7.125%, due 05/01/212,7		700,000	705,250
	Face amount[1]		Value
Corporate bonds—(continued)
Computer software & services—(concluded)
Infor US, Inc. 6.500%, due 05/15/22		625,000	$635,937
Informatica LLC 7.125%, due 07/15/23[2]		100,000	100,250
InterXion Holding NV 4.750%, due 06/15/25[3]	EUR	300,000	359,553
IQVIA, Inc. 3.250%, due 03/15/25[3]	EUR	200,000	231,674
4.875%, due 05/15/23[2]		50,000	50,563
5.000%, due 10/15/26[2]		200,000	201,000
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc. 6.000%, due 07/15/25[2]		200,000	200,500
NCR Corp. 6.375%, due 12/15/23		530,000	531,325
Open Text Corp. 5.875%, due 06/01/26[2]		400,000	413,000
Rackspace Hosting, Inc. 8.625%, due 11/15/24[2,5]		150,000	125,625
RP Crown Parent LLC 7.375%, due 10/15/24[2]		450,000	457,875
Solera LLC/Solera Finance, Inc. 10.500%, due 03/01/24[2]		325,000	352,618
Veritas US, Inc./Veritas Bermuda Ltd. 10.500%, due 02/01/24[2,5]		400,000	291,120
Western Digital Corp. 4.750%, due 02/15/26[5]		825,000	767,250
			8,515,041
Consumer products—0.8%
Central Garden & Pet Co. 5.125%, due 02/01/28		50,000	46,625
6.125%, due 11/15/23		275,000	281,187
First Quality Finance Co., Inc. 5.000%, due 07/01/25[2]		75,000	72,375
High Ridge Brands Co. 8.875%, due 03/15/25[2]		125,000	53,750
Prestige Brands, Inc. 5.375%, due 12/15/21[2]		175,000	175,000
6.375%, due 03/01/24[2,5]		200,000	199,000
Revlon Consumer Products Corp. 6.250%, due 08/01/24		250,000	136,875
Spectrum Brands, Inc. 4.000%, due 10/01/26[2]	EUR	325,000	366,813
TRI Pointe Holdings, Inc. 5.875%, due 06/15/24		1,225,000	1,180,594
			2,512,219
Consumer services—0.2%
Garda World Security Corp. 8.750%, due 05/15/25[2]		575,000	533,313
Containers & packaging—2.5%
ARD Finance SA 6.625% Cash or 7.375% PIK,
6.625%, due 09/15/23[7]	EUR	600,000	657,572

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Containers & packaging—(concluded)
7.125% Cash or 7.875% PIK, 7.125%, due 09/15/23[7]		400,000	$386,000
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 4.250%, due 09/15/22[2]		200,000	197,960
6.000%, due 02/15/25[2,5]		400,000	389,000
Ball Corp. 4.375%, due 12/15/20		350,000	354,812
Berry Global, Inc. 4.500%, due 02/15/26[2]		100,000	94,250
6.000%, due 10/15/22		500,000	511,250
BWAY Holding Co. 7.250%, due 04/15/25[2,5]		750,000	691,875
Crown European Holdings SA 2.875%, due 02/01/26[2]	EUR	350,000	400,069
Flex Acquisition Co., Inc. 6.875%, due 01/15/25[2,5]		150,000	140,250
7.875%, due 07/15/26[2,5]		175,000	166,250
Hercule Debtco SARL 6.750% Cash or 7.500% PIK,
6.750%, due 06/30/24[2,7]	EUR	275,000	280,132
6.750% Cash or 7.500% PIK, 6.750%, due 06/30/24[3,7]	EUR	350,000	356,532
Kleopatra Holdings 1 SCA 8.500% Cash or 9.250% PIK,
8.500%, due 06/30/23[3,7]	EUR	625,000	355,550
Multi-Color Corp. 6.125%, due 12/01/22[2]		175,000	176,312
OI European Group BV 3.125%, due 11/15/24[3]	EUR	275,000	322,134
3.125%, due 11/15/24[2]	EUR	225,000	263,564
Owens-Brockway Glass Container, Inc. 6.375%, due 08/15/25[2]		600,000	627,000
Plastipak Holdings, Inc. 6.250%, due 10/15/25[2]		125,000	112,813
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, due 07/15/23[2]		450,000	450,832
SAN Miguel Industrias Pet SA 4.500%, due 09/18/22[3]		300,000	293,625
Silgan Holdings, Inc. 3.250%, due 03/15/25	EUR	525,000	617,224
4.750%, due 03/15/25[5]		75,000	72,000
			7,917,006
Diversified financial services—4.0%
Alliance Data Systems Corp. 4.500%, due 03/15/22[3]	EUR	300,000	347,402
4.500%, due 03/15/22[2]	EUR	550,000	636,904
Ally Financial, Inc. 3.750%, due 11/18/19		89,000	89,111
8.000%, due 11/01/31		285,000	342,000
8.000%, due 11/01/31		200,000	240,000
ASP AMC Merger Sub, Inc. 8.000%, due 05/15/25[2]		700,000	350,000
	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(continued)
Bank of America Corp. (fixed, converts to FRN on 03/15/28), 5.875%, due 03/15/28[6]		50,000	$48,853
(fixed, converts to FRN on 09/05/24), 6.250%, due 09/05/24[5,6]		700,000	737,100
(fixed, converts to FRN on 03/10/26), 6.300%, due 03/10/26[5,6]		175,000	188,640
Barclays PLC (fixed, converts to FRN on 12/15/20), 8.000%, due 12/15/20[6]	EUR	600,000	749,120
Charles Schwab Corp./The (fixed, converts to FRN on 12/01/27), 5.000%, due 12/01/27[6]		225,000	199,969
CIT Group, Inc. 4.125%, due 03/09/21		75,000	75,188
Citigroup, Inc. (fixed, converts to FRN on 02/15/23), 5.900%, due 02/15/23[5,6]		925,000	933,834
(fixed, converts to FRN on 08/15/20), 5.950%, due 08/15/20[6]		175,000	176,531
(fixed, converts to FRN on 01/30/23), 5.950%, due 01/30/23[6]		175,000	174,563
(fixed, converts to FRN on 08/15/26), 6.250%, due 08/15/26[6]		150,000	155,250
CNG Holdings, Inc. 9.375%, due 05/15/20[2,5]		175,000	169,750
Cooke Omega Investments, Inc./ Alpha VesselCo Holdings, Inc. 8.500%, due 12/15/22[2]		275,000	269,500
Credito Real SAB de CV 9.500%, due 02/07/26[2,4]		300,000	300,000
Credivalores-Crediservicios SAS 9.750%, due 07/27/22[3]		200,000	175,671
Fly Leasing Ltd. 5.250%, due 10/15/24[5]		200,000	185,000
Fortress Transportation & Infrastructure Investors LLC 6.500%, due 10/01/25[2]		175,000	168,000
Garfunkelux Holdco 3 SA 3 mo. Euribor + 3.500%, 3.500%, due 09/01/23[2,8]	EUR	475,000	436,307
goeasy Ltd. 7.875%, due 11/01/22[2]		150,000	157,125
Grupo KUO SAB De CV 5.750%, due 07/07/27[3]		300,000	285,367
Hexion, Inc. 10.375%, due 02/01/22[2]		200,000	160,000
13.750%, due 02/01/22[2]		225,000	103,500
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.375%, due 04/01/20[2]		400,000	401,000
KOC Holding AS 5.250%, due 03/15/23[3]		750,000	731,250
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp. 5.250%, due 03/15/22[2]		325,000	326,625

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
LHC3 PLC 4.125% Cash or 4.875% PIK, 4.125%, due 08/15/24[3,7]	EUR	875,000	$996,377
Louvre Bidco SAS 4.250%, due 09/30/24[2]	EUR	125,000	135,177
Nationstar Mortgage LLC/Nationstar Capital Corp. 6.500%, due 06/01/22		275,000	270,875
NFP Corp. 6.875%, due 07/15/25[2]		325,000	308,750
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22[2]		100,000	101,250
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.750%, due 06/01/25[2]		225,000	222,187
Vertiv Intermediate Holding Corp. 12.000% Cash or 13.000% PIK, 12.000%, due 02/15/22[2,7]		900,000	857,250
Werner FinCo LP/Werner FinCo, Inc. 8.750%, due 07/15/25[2]		375,000	330,000
			12,535,426
Electric utilities—1.0%
Clearway Energy Operating LLC 5.000%, due 09/15/26		225,000	195,750
5.750%, due 10/15/25[2]		175,000	161,656
Eskom Holdings SOC Ltd. 6.350%, due 08/10/28[3]		400,000	409,000
GenOn Energy, Inc. 7.875%, due 06/15/49[10,11,12]		75,000	0
GenOn Energy, Inc./NRG Americas, Inc. 3 mo. USD LIBOR + 6.500%, 9.392%, due 12/01/23[8]		16,627	16,502
NRG Energy, Inc. 6.250%, due 05/01/24[5]		25,000	25,875
6.625%, due 01/15/27		200,000	210,544
Orano SA 3.500%, due 03/22/21[3]	EUR	100,000	119,325
4.875%, due 09/23/24	EUR	750,000	891,560
Vistra Energy Corp. 7.375%, due 11/01/22		1,025,000	1,066,000
7.625%, due 11/01/24		25,000	26,563
			3,122,775
Electric-generation—1.1%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.500%, due 05/20/25		275,000	269,500
5.625%, due 05/20/24		75,000	74,063
5.750%, due 05/20/27		275,000	262,625
Calpine Corp. 5.375%, due 01/15/23[5]		675,000	656,437
5.500%, due 02/01/24		475,000	449,469
ContourGlobal Power Holdings SA 3.375%, due 08/01/23[2]	EUR	250,000	284,570
4.125%, due 08/01/25[2]	EUR	650,000	729,854
	Face amount[1]		Value
Corporate bonds—(continued)
Electric-generation—(concluded)
Drax Finco PLC 6.625%, due 11/01/25[2]		200,000	$199,000
Greenko Investment Co. 4.875%, due 08/16/23[3]		300,000	278,419
Rockpoint Gas Storage Canada Ltd. 7.000%, due 03/31/23[2]		125,000	121,875
Superior Plus LP/Superior General Partner, Inc. 7.000%, due 07/15/26[2]		75,000	73,969
			3,399,781
Electric-integrated—1.2%
AES Andres BV/Dominican Power Partners/ Empresa Generadora de Electricidad It 7.950%, due 05/11/26[3]		300,000	310,862
AES El Salvador Trust II 6.750%, due 03/28/23[3]		450,000	415,687
Capex SA 6.875%, due 05/15/24[2]		400,000	349,000
6.875%, due 05/15/24[3]		475,000	414,438
Centrais Eletricas Brasileiras SA 5.750%, due 10/27/21[3]		300,000	305,550
Hrvatska Elektroprivreda 5.875%, due 10/23/22[2]		800,000	844,000
NextEra Energy Operating Partners LP 4.500%, due 09/15/27[2]		25,000	22,734
Pacific Gas & Electric Co. 3.500%, due 10/01/20[11]		125,000	105,000
5.125%, due 11/15/43[11]		100,000	81,750
5.400%, due 01/15/40[11]		225,000	190,368
5.800%, due 03/01/37[11]		100,000	85,500
6.050%, due 03/01/34[11]		250,000	217,500
Talen Energy Supply LLC 9.500%, due 07/15/22[2,5]		25,000	25,500
10.500%, due 01/15/26[2,5]		375,000	346,875
			3,714,764
Electronics—1.0%
Advanced Micro Devices, Inc. 7.000%, due 07/01/24[5]		303,000	316,938
7.500%, due 08/15/22		270,000	292,950
Amkor Technology, Inc. 6.375%, due 10/01/22		50,000	50,500
Energizer Gamma Acquisition BV 4.625%, due 07/15/26[2]	EUR	650,000	729,400
Energizer Holdings, Inc. 5.500%, due 06/15/25[2,5]		100,000	94,750
6.375%, due 07/15/26[2,5]		175,000	170,187
Entegris, Inc. 4.625%, due 02/10/26[2]		200,000	194,000
GCL New Energy Holdings Ltd. 7.100%, due 01/30/21[3]		400,000	361,626
Itron, Inc. 5.000%, due 01/15/26[2,5]		75,000	71,509
Micron Technology, Inc. 5.500%, due 02/01/25		300,000	304,226

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Electronics—(concluded)
Resideo Funding, Inc. 6.125%, due 11/01/26[2]		75,000	$77,250
Senvion Holding GmbH 3.875%, due 10/25/22[3]	EUR	650,000	386,833
TTM Technologies, Inc. 5.625%, due 10/01/25[2]		175,000	163,188
			3,213,357
Energy—0.4%
Neerg Energy Ltd. 6.000%, due 02/13/22[3]		500,000	483,357
Nordex SE 6.500%, due 02/01/23[2]	EUR	100,000	105,337
Pattern Energy Group, Inc. 5.875%, due 02/01/24[2]		75,000	73,313
Rio Energy SA/UGEN SA/UENSA SA 6.875%, due 02/01/25[2]		350,000	277,375
6.875%, due 02/01/25[3]		350,000	277,375
TerraForm Power Operating LLC 4.250%, due 01/31/23[2,5]		125,000	122,187
5.000%, due 01/31/28[2]		50,000	46,438
			1,385,382
Energy-exploration & production—0.2%
Antero Resources Corp. 5.125%, due 12/01/22		150,000	149,813
5.375%, due 11/01/21		200,000	201,010
Covey Park Energy LLC/Covey Park Finance Corp. 7.500%, due 05/15/25[2]		350,000	323,750
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 10.750%, due 10/01/20[10,11,12,13]		850,000	0
			674,573
Engineering & construction—0.1%
Officine Maccaferri-SpA 5.750%, due 06/01/21[3]	EUR	200,000	201,450
Entertainment—0.2%
William Hill PLC 4.875%, due 09/07/23[3]	GBP	550,000	732,417
Finance-captive automotive—1.4%
Barminco Finance Pty Ltd. 6.625%, due 05/15/22[3]		100,000	98,500
6.625%, due 05/15/22[2]		50,000	49,250
CyrusOne LP/CyrusOne Finance Corp. 5.000%, due 03/15/24		25,000	25,188
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, due 11/15/25[2]		125,000	120,000
HT1 Funding GmbH 12 mo. Euribor + 2.000%, 1.819%, due 06/30/19[6,8]	EUR	500,000	483,593
Hunt Cos., Inc. 6.250%, due 02/15/26[2]		200,000	180,000
	Face amount[1]		Value
Corporate bonds—(continued)
Finance-captive automotive—(concluded)
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.000%, due 08/01/20		1,280,000	$1,291,200
6.250%, due 02/01/22		150,000	153,938
6.375%, due 12/15/25		125,000	127,813
Lions Gate Capital Holdings LLC 5.875%, due 11/01/24[2]		175,000	171,937
6.375%, due 02/01/24[2]		150,000	151,500
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc. 7.875%, due 10/01/22[2,5]		275,000	254,375
NWH Escrow Corp. 7.500%, due 08/01/21[2]		250,000	180,625
Park Aerospace Holdings Ltd. 5.250%, due 08/15/22[2]		150,000	152,295
5.500%, due 02/15/24[2,5]		100,000	101,625
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.250%, due 05/15/23[2]		310,000	327,825
Radian Group, Inc. 4.500%, due 10/01/24		225,000	219,262
7.000%, due 03/15/21		144,000	151,380
Trident Merger Sub, Inc. 6.625%, due 11/01/25[2,5]		100,000	93,000
			4,333,306
Finance-other—1.5%
Credivalores-Crediservicios SAS 9.750%, due 07/27/22[2]		300,000	263,507
Navient Corp. 6.500%, due 06/15/22[5]		100,000	102,155
6.625%, due 07/26/21		75,000	77,063
6.750%, due 06/25/25		125,000	120,156
6.750%, due 06/15/26		200,000	188,496
7.250%, due 09/25/23[5]		125,000	126,875
8.000%, due 03/25/20		2,000,000	2,082,500
Springleaf Finance Corp. 6.000%, due 06/01/20[5]		1,050,000	1,067,062
6.875%, due 03/15/25		275,000	263,313
7.125%, due 03/15/26		525,000	500,062
			4,791,189
Financial services—0.6%
Banco de Bogota SA 5.375%, due 02/19/23[2]		750,000	768,600
Intesa Sanpaolo SpA 3.928%, due 09/15/26[3]	EUR	400,000	465,575
Monitchem HoldCo 2 SA 6.875%, due 06/15/22[3]	EUR	400,000	393,431
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.750%, due 06/15/22[2]		150,000	152,250
			1,779,856
Food products—1.6%
Central American Bottling Corp. 5.750%, due 01/31/27[3]		200,000	198,750
5.750%, due 01/31/27[2]		400,000	397,500

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Food products—(concluded)
Clearwater Seafoods, Inc. 6.875%, due 05/01/25[2]		25,000	$24,063
Cott Corp. 5.500%, due 07/01/24[3]	EUR	350,000	420,640
Cott Finance Corp. 5.500%, due 07/01/24[2]	EUR	500,000	600,915
Darling Global Finance BV 3.625%, due 05/15/26[3]	EUR	650,000	764,152
JBS Investments GmbH 7.250%, due 04/03/24[3]		800,000	827,256
Minerva Luxembourg SA 6.500%, due 09/20/26[3]		250,000	238,750
6.500%, due 09/20/26[2]		850,000	811,750
Pilgrim's Pride Corp. 5.750%, due 03/15/25[2,5]		225,000	220,500
5.875%, due 09/30/27[2,5]		250,000	241,250
Post Holdings, Inc. 5.750%, due 03/01/27[2]		225,000	220,457
TreeHouse Foods, Inc. 6.000%, due 02/15/24[2]		125,000	128,425
			5,094,408
Food-wholesale—1.4%
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson's LLC 5.750%, due 03/15/25		200,000	187,250
6.625%, due 06/15/24		50,000	49,250
7.500%, due 03/15/26[2]		25,000	25,000
Aramark Services, Inc. 5.000%, due 02/01/28[2]		200,000	195,250
5.125%, due 01/15/24		375,000	378,904
Barry Callebaut Services NV 2.375%, due 05/24/24[3]	EUR	200,000	238,648
Casino Guichard Perrachon SA 3.992%, due 01/31/24[3,6,8]	EUR	300,000	231,634
4.048%, due 08/05/26[3,14]	EUR	300,000	312,723
Casino Guichard Perrachon SA MTN 3.580%, due 02/07/25[3,14]	EUR	300,000	313,312
Iceland Bondco PLC 4.625%, due 03/15/25[2]	GBP	375,000	436,664
6.750%, due 07/15/24[3]	GBP	164,000	209,041
Nomad Foods Bondco PLC 3.250%, due 05/15/24[2]	EUR	250,000	289,202
3.250%, due 05/15/24[3]	EUR	500,000	578,404
Picard Bondco SA 5.500%, due 11/30/24[2]	EUR	225,000	221,480
Picard Groupe SAS 3 mo. Euribor + 3.000%,
3.000%, due 11/30/23[3,8]	EUR	125,000	137,423
Sigma Holdco BV 5.750%, due 05/15/26[2]	EUR	500,000	526,516
US Foods, Inc. 5.875%, due 06/15/24[2]		75,000	76,297
			4,406,998
	Face amount[1]		Value
Corporate bonds—(continued)
Gaming—2.9%
Boyd Gaming Corp. 6.000%, due 08/15/26		400,000	$401,000
6.875%, due 05/15/23		925,000	961,426
Cirsa Finance International SARL 6.250%, due 12/20/23[3]	EUR	600,000	714,203
7.875%, due 12/20/23[2]		200,000	202,950
Grupo Posadas SAB de CV 7.875%, due 06/30/22[3]		800,000	795,696
Hilton Domestic Operating Co., Inc. 5.125%, due 05/01/26[2]		375,000	377,812
Inn of the Mountain Gods Resort & Casino 9.250%, due 11/30/20[7]		70,251	68,143
International Game Technology PLC 3.500%, due 07/15/24[2]	EUR	250,000	282,287
Intralot Capital Luxembourg SA 5.250%, due 09/15/24[3]	EUR	450,000	354,226
6.750%, due 09/15/21[3]	EUR	200,000	184,967
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[2]		250,000	262,575
Marriott Ownership Resorts, Inc./ILG LLC 6.500%, due 09/15/26[2]		25,000	25,313
Mattel, Inc. 6.750%, due 12/31/25[2,5]		100,000	94,500
MGM Resorts International 5.250%, due 03/31/20		100,000	101,500
6.000%, due 03/15/23		25,000	25,938
6.750%, due 10/01/20[5]		313,000	326,713
7.750%, due 03/15/22		840,000	912,450
Mohegan Gaming & Entertainment 7.875%, due 10/15/24[2,5]		550,000	530,750
Safari Verwaltungs GmbH 5.375%, due 11/30/22[3]	EUR	400,000	417,962
Scientific Games International, Inc. 3.375%, due 02/15/26[2]	EUR	175,000	187,285
5.500%, due 02/15/26[2]	EUR	425,000	420,783
6.250%, due 09/01/20		75,000	74,250
6.625%, due 05/15/21		75,000	74,250
Stars Group Holdings BV/Stars Group US Co. Borrower LLC 7.000%, due 07/15/26[2]		450,000	456,885
Studio City Co. Ltd. 5.875%, due 11/30/19[2]		200,000	202,750
WMG Acquisition Corp. 4.125%, due 11/01/24[3]	EUR	405,000	482,087
5.000%, due 08/01/23[2]		125,000	124,062
			9,062,763
Health care equipment & supplies—0.1%
Crimson Merger Sub, Inc. 6.625%, due 05/15/22[2]		175,000	168,875
Health care providers & services—4.7%
Avantor, Inc. 6.000%, due 10/01/24[2]		100,000	102,221
9.000%, due 10/01/25[2]		250,000	258,125

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—(continued)
Bausch Health Cos., Inc. 4.500%, due 05/15/23[3]	EUR	750,000	$848,899
5.500%, due 03/01/23[2]		125,000	121,719
5.875%, due 05/15/23[2,5]		300,000	293,886
9.000%, due 12/15/25[2]		1,475,000	1,568,131
Catalent Pharma Solutions, Inc. 4.750%, due 12/15/24[3]	EUR	200,000	237,772
4.750%, due 12/15/24[2]	EUR	200,000	237,772
Centene Corp. 4.750%, due 05/15/22		175,000	178,115
5.375%, due 06/01/26[2]		400,000	414,620
6.125%, due 02/15/24		75,000	78,563
Charles River Laboratories International, Inc. 5.500%, due 04/01/26[2]		125,000	127,813
CHS/Community Health Systems, Inc. 6.875%, due 02/01/22		112,000	63,666
8.125%, due 06/30/24[2,5]		359,000	284,507
11.000%, due 06/30/23[2,5,14]		125,000	106,875
Eagle Holding Co. II LLC 7.625% Cash or 8.375% PIK,
7.625%, due 05/15/22[2,7]		200,000	200,000
Elanco Animal Health, Inc. 3.912%, due 08/27/21[2]		25,000	25,032
4.272%, due 08/28/23[2]		75,000	75,538
Encompass Health Corp. 5.750%, due 11/01/24		425,000	429,781
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.000%, due 07/15/23[2]		1,400,000	1,143,968
Endo Finance LLC/Endo Finco, Inc. 5.375%, due 01/15/23[2,14]		150,000	122,438
Envision Healthcare Corp. 8.750%, due 10/15/26[2,5]		300,000	273,562
Grifols SA 3.200%, due 05/01/25[2]	EUR	250,000	285,435
HCA, Inc. 5.625%, due 09/01/28		25,000	25,836
7.500%, due 02/15/22		1,450,000	1,587,750
Hill-Rom Holdings, Inc. 5.750%, due 09/01/23[2]		150,000	154,500
HLF Financing SARL LLC/Herbalife International, Inc. 7.250%, due 08/15/26[2]		75,000	76,031
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.625%, due 10/15/23[2,5]		150,000	126,563
MPH Acquisition Holdings LLC 7.125%, due 06/01/24[2]		75,000	74,475
Polaris Intermediate Corp. 8.500% Cash or 9.250% PIK,
8.500%, due 12/01/22[2,7]		300,000	288,000
Select Medical Corp. 6.375%, due 06/01/21		250,000	251,250
Syneos Health Inc / inVentiv Health Inc / inVentiv Health Clinical, Inc. 7.500%, due 10/01/24[2,5]		130,000	136,988
	Face amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—(concluded)
Tenet Healthcare Corp. 4.625%, due 07/15/24		175,000	$171,409
5.500%, due 03/01/19		1,000,000	1,001,000
6.250%, due 02/01/27[2]		175,000	177,625
7.500%, due 01/01/22[2]		125,000	129,875
Teva Pharmaceutical Finance Netherlands II BV 1.625%, due 10/15/28[3]	EUR	825,000	758,269
3.250%, due 04/15/22	EUR	175,000	207,205
4.500%, due 03/01/25	EUR	100,000	119,856
Teva Pharmaceutical Finance Netherlands III BV 6.000%, due 04/15/24		1,250,000	1,265,006
WellCare Health Plans, Inc. 5.375%, due 08/15/26[2]		150,000	153,375
West Street Merger Sub, Inc. 6.375%, due 09/01/25[2]		300,000	271,500
Yestar Healthcare Holdings Co. Ltd. 6.900%, due 09/15/21[3]		400,000	328,431
			14,783,382
Hotels, restaurants & leisure—2.5%
Boyne USA, Inc. 7.250%, due 05/01/25[2]		225,000	236,812
Carlson Travel, Inc. 9.500%, due 12/15/24[2,5]		200,000	186,750
CCM Merger, Inc. 6.000%, due 03/15/22[2]		200,000	202,000
Churchill Downs, Inc. 4.750%, due 01/15/28[2]		150,000	143,813
Constellation Merger Sub, Inc. 8.500%, due 09/15/25[2,5]		150,000	144,188
CPUK Finance Ltd. 4.250%, due 08/28/22[2]	GBP	350,000	448,394
4.875%, due 08/28/25[3]	GBP	200,000	252,157
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, due 02/15/23[2]		225,000	221,625
Eldorado Resorts, Inc. 6.000%, due 04/01/25		375,000	377,156
6.000%, due 09/15/26[2]		75,000	74,813
7.000%, due 08/01/23		300,000	313,500
Enterprise Development Authority/The 12.000%, due 07/15/24[2]		200,000	188,500
FelCor Lodging LP 6.000%, due 06/01/25		1,575,000	1,618,312
Gateway Casinos & Entertainment Ltd. 8.250%, due 03/01/24[2]		225,000	232,312
GLP Capital LP/GLP Financing II, Inc. 5.250%, due 06/01/25		100,000	102,203
5.375%, due 04/15/26		100,000	102,133
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 5.000%, due 06/01/24[2]		300,000	299,910
LTF Merger Sub, Inc. 8.500%, due 06/15/23[2]		1,117,000	1,137,944
NCL Corp. Ltd. 4.750%, due 12/15/21[2]		50,000	50,375

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Hotels, restaurants & leisure—(concluded)
Silversea Cruise Finance Ltd. 7.250%, due 02/01/25[2]		100,000	$107,375
Thomas Cook Finance 2 PLC 3.875%, due 07/15/23[3]	EUR	450,000	354,110
Viking Cruises Ltd. 5.875%, due 09/15/27[2]		250,000	244,375
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[2]		350,000	327,250
Wynn Macau Ltd. 4.875%, due 10/01/24[2]		200,000	186,000
5.500%, due 10/01/27[2]		400,000	365,000
			7,917,007
Insurance—1.1%
Acrisure LLC/Acrisure Finance, Inc. 7.000%, due 11/15/25[2]		350,000	304,500
8.125%, due 02/15/24[2]		150,000	152,569
Ardonagh Midco 3 PLC 8.375%, due 07/15/23[2]	GBP	525,000	585,301
8.625%, due 07/15/23[2,5]		400,000	346,000
AssuredPartners, Inc. 7.000%, due 08/15/25[2]		250,000	238,750
Fidelity & Guaranty Life Holdings, Inc. 5.500%, due 05/01/25[2]		275,000	264,687
FWD Ltd. (fixed, converts to FRN on 01/24/22), 6.250%, due 01/24/22[3,6]		400,000	399,696
Genworth Financial, Inc. 7.625%, due 09/24/21		50,000	50,250
Genworth Holdings, Inc. 7.700%, due 06/15/20		50,000	51,000
HUB International Ltd. 7.000%, due 05/01/26[2]		75,000	72,750
MGIC Investment Corp. 5.750%, due 08/15/23		275,000	281,875
Nationstar Mortgage Holdings, Inc. 8.125%, due 07/15/23[2]		100,000	101,220
9.125%, due 07/15/26[2]		150,000	151,860
Prudential Financial, Inc. (fixed, converts to FRN on 09/15/28), 5.700%, due 09/15/48		50,000	48,063
USIS Merger Sub, Inc. 6.875%, due 05/01/25[2]		275,000	263,917
			3,312,438
Lodging—0.5%
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250%, due 10/15/25[2,5]		350,000	326,305
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. 10.250%, due 11/15/22[2]		250,000	269,375
NH Hotel Group SA 3.750%, due 10/01/23[3]	EUR	764,325	904,372
			1,500,052
	Face amount[1]		Value
Corporate bonds—(continued)
Machinery—0.1%
CFX Escrow Corp. 6.000%, due 02/15/24[2]		75,000	$75,000
6.375%, due 02/15/26[2]		75,000	75,000
Vertiv Group Corp. 9.250%, due 10/15/24[2,5]		200,000	186,000
			336,000
Machinery-construction & mining—0.0%†
BWX Technologies, Inc. 5.375%, due 07/15/26[2]		100,000	101,000
Terex Corp. 5.625%, due 02/01/25[2]		50,000	48,375
			149,375
Manufacturing-diversified—1.2%
Bombardier, Inc. 6.000%, due 10/15/22[2,5]		675,000	650,531
6.125%, due 05/15/21[3]	EUR	250,000	293,304
6.125%, due 01/15/23[2]		350,000	337,099
7.500%, due 12/01/24[2]		325,000	315,250
7.500%, due 03/15/25[2]		125,000	120,625
8.750%, due 12/01/21[2]		275,000	292,339
Cloud Crane LLC 10.125%, due 08/01/24[2]		350,000	372,750
EnPro Industries, Inc. 5.750%, due 10/15/26[2]		150,000	149,250
FXI Holdings, Inc. 7.875%, due 11/01/24[2]		25,000	23,625
Galapagos SA 5.375%, due 06/15/21[3]	EUR	275,000	221,557
JPW Industries Holding Corp. 9.000%, due 10/01/24[2]		150,000	150,000
Koppers, Inc. 6.000%, due 02/15/25[2]		75,000	66,563
Mueller Water Products, Inc. 5.500%, due 06/15/26[2]		75,000	75,375
Rekeep SpA 9.000%, due 06/15/22[3]	EUR	325,000	304,002
SPX FLOW, Inc. 5.625%, due 08/15/24[2]		175,000	171,500
5.875%, due 08/15/26[2]		175,000	172,375
Tennant Co. 5.625%, due 05/01/25		125,000	123,437
			3,839,582
Media—3.5%
AMC Entertainment Holdings, Inc. 5.750%, due 06/15/25[5]		75,000	69,180
5.875%, due 02/15/22[5]		75,000	74,906
6.125%, due 05/15/27[5]		350,000	311,500
6.375%, due 11/15/24	GBP	500,000	618,673
Carmike Cinemas, Inc. 6.000%, due 06/15/23[2]		300,000	304,875
Cinemark USA, Inc. 4.875%, due 06/01/23		25,000	24,750
5.125%, due 12/15/22		375,000	375,000

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
Clear Channel Worldwide Holdings, Inc. 6.500%, due 11/15/22		278,000	$284,255
7.625%, due 03/15/20		127,000	126,047
7.625%, due 03/15/20		1,323,000	1,321,346
CSC Holdings LLC 5.125%, due 12/15/21[2,5]		50,000	50,078
6.500%, due 02/01/29[2]		400,000	405,500
7.750%, due 07/15/25[2,5]		200,000	209,500
8.625%, due 02/15/19		125,000	125,156
DISH DBS Corp. 5.000%, due 03/15/23[5]		375,000	326,250
5.875%, due 11/15/24		25,000	20,719
7.750%, due 07/01/26[5]		375,000	322,969
EW Scripps Co./The 5.125%, due 05/15/25[2]		225,000	214,875
Gray Television, Inc. 5.125%, due 10/15/24[2,5]		225,000	218,672
5.875%, due 07/15/26[2]		525,000	515,812
7.000%, due 05/15/27[2]		325,000	337,870
iHeartCommunications, Inc. 12.000% Cash, 2.000% PIK, 14.000%, due 02/01/21[7,11]		415,467	50,272
National CineMedia LLC 5.750%, due 08/15/26		25,000	22,500
Nexstar Broadcasting, Inc. 5.625%, due 08/01/24[2,5]		500,000	483,750
Quebecor Media, Inc. 5.750%, due 01/15/23		450,000	463,500
Salem Media Group, Inc. 6.750%, due 06/01/24[2]		75,000	67,500
Sinclair Television Group, Inc. 5.125%, due 02/15/27[2]		150,000	136,500
5.875%, due 03/15/26[2]		225,000	216,000
6.125%, due 10/01/22		142,000	144,485
Sirius XM Radio, Inc. 3.875%, due 08/01/22[2]		350,000	344,750
4.625%, due 05/15/23[2]		25,000	24,969
5.000%, due 08/01/27[2]		25,000	24,156
TEGNA, Inc. 6.375%, due 10/15/23[5]		125,000	126,875
Townsquare Media, Inc. 6.500%, due 04/01/23[2]		275,000	254,375
TV Azteca SAB de CV 8.250%, due 08/09/24[3]		300,000	297,000
Univision Communications, Inc. 6.750%, due 09/15/22[2]		226,000	226,847
VTR Finance BV 6.875%, due 01/15/24[3]		360,000	368,964
Ziggo Bond Co. BV 6.000%, due 01/15/27[2,5]		500,000	460,625
7.125%, due 05/15/24[3]	EUR	225,000	270,412
Ziggo BV 4.250%, due 01/15/27[3]	EUR	650,000	752,223
			10,993,636
	Face amount[1]		Value
Corporate bonds—(continued)
Metals—0.5%
Cia Brasileira de Aluminio 4.750%, due 06/17/24[3]		300,000	$298,875
Coeur Mining, Inc. 5.875%, due 06/01/24		150,000	138,548
Constellium NV 4.250%, due 02/15/26[2]	EUR	125,000	138,425
6.625%, due 03/01/25[2,5]		500,000	497,500
Vedanta Resources PLC 6.375%, due 07/30/22[2]		300,000	290,026
8.250%, due 06/07/21[2]		250,000	258,799
			1,622,173
Metals & mining—2.9%
AK Steel Corp. 7.625%, due 10/01/21		225,000	219,375
Alcoa Nederland Holding BV 7.000%, due 09/30/26[2]		400,000	422,000
Aleris International, Inc. 10.750%, due 07/15/23[2]		125,000	129,375
Anglo American Capital PLC 4.125%, due 09/27/22[2]		400,000	396,724
ArcelorMittal 6.125%, due 06/01/25[5]		100,000	107,550
Baffinland Iron Mines Corp./Baffinland Iron Mines LP 8.750%, due 07/15/26[2]		175,000	173,687
Big River Steel LLC/BRS Finance Corp. 7.250%, due 09/01/25[2]		175,000	183,584
Cleveland-Cliffs, Inc. 5.750%, due 03/01/25[5]		375,000	362,812
First Quantum Minerals Ltd. 6.500%, due 03/01/24[2]		1,000,000	913,125
6.875%, due 03/01/26[2]		200,000	178,500
7.000%, due 02/15/21[2,5]		25,000	24,748
Fortune Star BVI Ltd. 5.250%, due 03/23/22[3]		300,000	284,425
Freeport-McMoRan, Inc. 3.875%, due 03/15/23		50,000	48,000
5.400%, due 11/14/34		100,000	88,500
5.450%, due 03/15/43		725,000	623,500
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, due 12/15/23[2]		175,000	176,750
GTL Trade Finance, Inc./Gerdau Holdings, Inc. 5.893%, due 04/29/24[3]		184,000	193,605
Hecla Mining Co. 6.875%, due 05/01/21		275,000	275,533
Hudbay Minerals, Inc. 7.250%, due 01/15/23[2]		125,000	128,750
7.625%, due 01/15/25[2]		100,000	102,750
IAMGOLD Corp. 7.000%, due 04/15/25[2]		175,000	170,844
Kinross Gold Corp. 5.125%, due 09/01/21		175,000	178,937
Metinvest BV
7.750%, due 04/23/23[2]		600,000	571,500

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Metals & mining—(concluded)
Mountain Province Diamonds, Inc. 8.000%, due 12/15/22[2]		100,000	$101,000
Northwest Acquisitions ULC/Dominion Finco, Inc. 7.125%, due 11/01/22[2,5]		25,000	24,905
Novelis Corp. 5.875%, due 09/30/26[2]		125,000	120,781
6.250%, due 08/15/24[2]		225,000	227,250
Park-Ohio Industries, Inc. 6.625%, due 04/15/27		125,000	121,563
Petra Diamonds US Treasury PLC 7.250%, due 05/01/22[2]		200,000	188,000
Taseko Mines Ltd. 8.750%, due 06/15/22[2]		100,000	88,750
Teck Resources Ltd. 3.750%, due 02/01/23		125,000	122,187
4.500%, due 01/15/21		100,000	101,375
4.750%, due 01/15/22		350,000	354,375
5.200%, due 03/01/42		25,000	23,313
6.000%, due 08/15/40		525,000	527,625
6.125%, due 10/01/35		25,000	26,125
6.250%, due 07/15/41		50,000	52,000
United States Steel Corp. 6.250%, due 03/15/26		175,000	158,594
6.875%, due 08/15/25		225,000	215,370
Vallourec SA 6.375%, due 10/15/23[2]	EUR	125,000	89,009
6.375%, due 10/15/23[3]	EUR	775,000	552,420
			9,049,216
Oil & gas—12.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, due 12/15/24[5]		200,000	138,060
American Midstream Partners LP/American Midstream Finance Corp. 9.500%, due 12/15/21[2,14]		175,000	162,750
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 09/15/24		275,000	269,500
Apergy Corp. 6.375%, due 05/01/26		75,000	73,781
Ascent Resources Utica Holdings LLC/ ARU Finance Corp. 7.000%, due 11/01/26[2]		100,000	96,500
10.000%, due 04/01/22[2]		318,000	339,862
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.125%, due 11/15/22[2]		325,000	329,062
6.625%, due 07/15/26[2]		75,000	73,781
Bristow Group, Inc. 8.750%, due 03/01/23[2,5]		100,000	83,625
Bruin E&P Partners LLC 8.875%, due 08/01/23[2]		350,000	333,158
Calfrac Holdings LP 8.500%, due 06/15/26[2]		250,000	187,500
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
California Resources Corp. 8.000%, due 12/15/22[2]	525,000	$421,312
Callon Petroleum Co. 6.125%, due 10/01/24	475,000	477,375
6.375%, due 07/01/26	200,000	200,500
Carrizo Oil & Gas, Inc. 6.250%, due 04/15/23[5]	400,000	396,000
Chaparral Energy, Inc. 8.750%, due 07/15/23[2]	200,000	154,000
Cheniere Corpus Christi Holdings LLC 5.125%, due 06/30/27	75,000	75,656
5.875%, due 03/31/25	150,000	157,312
7.000%, due 06/30/24	300,000	330,690
Chesapeake Energy Corp. 5.500%, due 09/15/26[14]	75,000	66,966
6.625%, due 08/15/20[5]	725,000	730,437
6.875%, due 11/15/20	150,000	151,875
8.000%, due 01/15/25[5]	50,000	50,260
CNX Resources Corp. 5.875%, due 04/15/22	175,000	174,125
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.250%, due 04/01/23[14]	1,345,000	1,356,769
CrownRock LP/CrownRock Finance, Inc. 5.625%, due 10/15/25[2]	350,000	336,000
DCP Midstream Operating LP 5.375%, due 07/15/25	150,000	153,000
Delek Logistics Partners LP/Delek Logistics Finance Corp. 6.750%, due 05/15/25	200,000	198,000
Denbury Resources, Inc. 6.375%, due 08/15/21	525,000	433,125
7.500%, due 02/15/24[2,5]	25,000	21,875
9.000%, due 05/15/21[2]	485,000	480,150
9.250%, due 03/31/22[2]	140,000	137,550
Diamond Offshore Drilling, Inc. 7.875%, due 08/15/25	150,000	141,750
Diamondback Energy, Inc. 4.750%, due 11/01/24[2]	75,000	74,813
Energy Transfer LP 4.250%, due 03/15/23	50,000	50,375
7.500%, due 10/15/20	575,000	610,219
Energy Transfer Operating LP 6.250%, due 04/15/49	25,000	26,635
EnLink Midstream Partners LP 4.150%, due 06/01/25	75,000	70,219
4.400%, due 04/01/24	25,000	23,922
4.850%, due 07/15/26	225,000	210,937
5.050%, due 04/01/45	100,000	82,500
5.450%, due 06/01/47	150,000	129,000
5.600%, due 04/01/44	150,000	129,375
Ensco PLC 5.750%, due 10/01/44[5]	75,000	48,938
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, due 06/15/23	512,000	199,680
8.000%, due 02/15/25[2]	25,000	12,344

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
9.375%, due 05/01/20	617,000	$490,515
9.375%, due 05/01/24[2]	886,000	471,795
Exterran Energy Solutions LP/EES Finance Corp. 8.125%, due 05/01/25	325,000	317,687
Extraction Oil & Gas, Inc. 5.625%, due 02/01/26[2]	100,000	82,000
7.375%, due 05/15/24[2]	100,000	92,500
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21[5]	430,000	377,325
6.750%, due 06/15/23[5,14]	150,000	131,062
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625%, due 06/15/20	100,000	74,250
FTS International, Inc. 6.250%, due 05/01/22	375,000	350,625
Gazprom OAO Via Gaz Capital SA 4.950%, due 07/19/22[3]	400,000	406,500
Genesis Energy LP/Genesis Energy Finance Corp. 6.500%, due 10/01/25	125,000	118,125
Global Marine, Inc. 7.000%, due 06/01/28	100,000	87,500
Gulfport Energy Corp. 6.000%, due 10/15/24[5]	75,000	70,500
6.375%, due 05/15/25	150,000	142,125
6.375%, due 01/15/26	150,000	139,500
Halcon Resources Corp. 6.750%, due 02/15/25	50,000	38,000
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, due 02/15/26[2]	225,000	222,750
HighPoint Operating Corp. 7.000%, due 10/15/22[5]	125,000	119,688
Hilcorp Energy I LP/Hilcorp Finance Co. 6.250%, due 11/01/28[2]	375,000	365,625
Holly Energy Partners LP/Holly Energy Finance Corp. 6.000%, due 08/01/24[2]	175,000	176,312
Indigo Natural Resources LLC 6.875%, due 02/15/26[2]	225,000	196,875
Jonah Energy LLC/Jonah Energy Finance Corp. 7.250%, due 10/15/25[2,5]	150,000	111,000
Jones Energy Holdings LLC/Jones Energy Finance Corp. 9.250%, due 03/15/23[2,5]	125,000	97,188
9.250%, due 03/15/23	200,000	22,000
KazMunayGas National Co. JSC 4.400%, due 04/30/23[3]	425,000	428,349
4.400%, due 04/30/23[3]	850,000	854,250
KCA Deutag UK Finance PLC 9.625%, due 04/01/23[2]	200,000	151,000
Laredo Petroleum, Inc. 5.625%, due 01/15/22[5]	275,000	265,375
Magnolia Oil & Gas Operating LLC/ Magnolia Oil & Gas Finance Corp. 6.000%, due 08/01/26[2]	300,000	297,000
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Matador Resources Co. 5.875%, due 09/15/26[5]		75,000	$74,719
McDermott Technology Americas, Inc./ McDermott Technology US, Inc. 10.625%, due 05/01/24[2]		150,000	134,250
MEG Energy Corp. 6.375%, due 01/30/23[2]		300,000	265,500
Moss Creek Resources Holdings, Inc. 7.500%, due 01/15/26[2]		500,000	447,500
Murphy Oil Corp. 4.450%, due 12/01/22[14]		1,050,000	1,032,020
Nabors Industries, Inc. 4.625%, due 09/15/21		75,000	70,969
5.000%, due 09/15/20		225,000	221,625
Nine Energy Service, Inc. 8.750%, due 11/01/23[2]		75,000	75,188
Noble Holding International Ltd. 6.200%, due 08/01/40		50,000	31,000
7.750%, due 01/15/24[5]		750,000	630,937
7.875%, due 02/01/26[2]		125,000	115,625
Northern Oil & Gas, Inc. 8.500% Cash, 1.000% PIK,
9.500%, due 05/15/23[7]		125,312	128,445
Oasis Petroleum, Inc. 6.250%, due 05/01/26[2,5]		125,000	118,281
6.500%, due 11/01/21[5]		375,000	367,500
6.875%, due 01/15/23[5]		100,000	99,125
Pacific Drilling First Lien Escrow Issuer Ltd. 8.375%, due 10/01/23[2,5]		50,000	49,625
Paramount Resources Ltd. 6.875%, due 06/30/23[2]		275,000	277,062
Parker Drilling Co. 7.500%, due 08/01/20[11]		75,000	42,750
Parkland Fuel Corp. 6.000%, due 04/01/26[2]		75,000	71,625
Parsley Energy LLC/Parsley Finance Corp. 5.625%, due 10/15/27[2]		50,000	49,563
6.250%, due 06/01/24[2]		175,000	179,352
Petrobras Global Finance BV 3.750%, due 01/14/21	EUR	675,000	818,961
4.375%, due 05/20/23		1,000,000	992,500
5.299%, due 01/27/25		600,000	598,830
5.999%, due 01/27/28		300,000	299,400
6.125%, due 01/17/22		720,000	756,727
6.250%, due 12/14/26	GBP	100,000	140,341
7.250%, due 03/17/44		695,000	733,920
7.375%, due 01/17/27		685,000	740,656
8.750%, due 05/23/26		400,000	468,100
Precision Drilling Corp. 5.250%, due 11/15/24		75,000	64,313
6.500%, due 12/15/21		57,492	55,480
7.125%, due 01/15/26[2]		200,000	183,000
7.750%, due 12/15/23		75,000	71,625
QEP Resources, Inc. 5.625%, due 03/01/26		125,000	120,000

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
Range Resources Corp. 5.000%, due 08/15/22	75,000	$72,844
5.750%, due 06/01/21	275,000	276,375
5.875%, due 07/01/22	500,000	501,250
Rowan Cos., Inc. 7.375%, due 06/15/25[5]	325,000	279,500
Sanchez Energy Corp. 6.125%, due 01/15/23	800,000	140,000
7.750%, due 06/15/21	475,000	92,625
Sandridge Energy, Inc. 7.500%, due 03/15/21[10,11,12,13]	1,425,000	0
SESI LLC 7.125%, due 12/15/21	100,000	88,750
7.750%, due 09/15/24	275,000	215,187
Seven Generations Energy Ltd. 5.375%, due 09/30/25[2]	200,000	192,960
Shelf Drilling Holdings Ltd. 8.250%, due 02/15/25[2]	175,000	157,937
SM Energy Co. 5.625%, due 06/01/25[5]	25,000	23,938
6.125%, due 11/15/22[5]	319,000	319,797
6.750%, due 09/15/26[5]	275,000	270,916
State Oil Co. of the Azerbaijan Republic 4.750%, due 03/13/23[3]	800,000	809,440
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22	675,000	651,375
5.750%, due 04/15/25	175,000	164,062
Summit Midstream Partners LP (fixed, converts to FRN on 12/15/22), 9.500%, due 12/15/22[6]	350,000	325,500
Sunoco LP/Sunoco Finance Corp. 4.875%, due 01/15/23	300,000	295,500
5.500%, due 02/15/26	50,000	49,375
5.875%, due 03/15/28	50,000	48,813
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 4.750%, due 10/01/23[2]	125,000	124,687
5.500%, due 09/15/24[2]	75,000	75,188
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.250%, due 11/15/23	50,000	48,375
5.125%, due 02/01/25	50,000	49,125
6.500%, due 07/15/27[2]	75,000	77,297
6.750%, due 03/15/24[5]	50,000	52,000
6.875%, due 01/15/29[2]	25,000	26,015
Transocean Guardian Ltd. 5.875%, due 01/15/24[2]	47,250	47,486
Transocean Pontus Ltd. 6.125%, due 08/01/25[2]	75,000	75,188
Transocean Poseidon Ltd. 6.875%, due 02/01/27[2,4]	125,000	127,266
Transocean, Inc. 5.800%, due 10/15/22[14]	175,000	168,437
7.500%, due 01/15/26[2]	275,000	261,594
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
9.000%, due 07/15/23[2]		325,000	$339,115
9.350%, due 12/15/41[14]		450,000	418,500
Trinidad Drilling Ltd. 6.625%, due 02/15/25[2]		150,000	151,500
Tullow Oil PLC 6.250%, due 04/15/22[2]		400,000	394,500
7.000%, due 03/01/25[2]		200,000	193,000
UGI International LLC 3.250%, due 11/01/25[3]	EUR	500,000	587,271
3.250%, due 11/01/25[2]	EUR	250,000	293,636
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 04/01/26		225,000	225,000
Vermilion Energy, Inc. 5.625%, due 03/15/25[2]		225,000	214,312
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.750%, due 04/15/23[2]		275,000	226,187
9.750%, due 04/15/23[2]		275,000	229,625
W&T Offshore, Inc. 9.750%, due 11/01/23[2]		100,000	97,750
Weatherford International LLC 9.875%, due 03/01/25		125,000	79,688
Weatherford International LLC 6.800%, due 06/15/37		75,000	43,125
Weatherford International Ltd. 5.125%, due 09/15/20		50,000	38,500
7.750%, due 06/15/21[5]		125,000	106,563
8.250%, due 06/15/23		125,000	80,313
9.875%, due 02/15/24		400,000	260,000
Whiting Petroleum Corp. 5.750%, due 03/15/21		700,000	700,000
WildHorse Resource Development Corp. 6.875%, due 02/01/25[5]		400,000	404,920
WPX Energy, Inc. 5.750%, due 06/01/26		75,000	74,625
			38,892,130
Oil services—0.3%
Citgo Holding, Inc. 10.750%, due 02/15/20[2]		600,000	609,000
CITGO Petroleum Corp. 6.250%, due 08/15/22[2]		405,000	398,925
			1,007,925
Packaging & containers—0.0%†
Greif, Inc. 6.500%, due 03/01/27[2,4]		150,000	150,750
Paper & forest products—0.3%
Appvion, Inc. 9.000%, due 06/01/20[2,10,11,13]		650,000	6,500
Mercer International, Inc. 6.500%, due 02/01/24		175,000	176,816
7.375%, due 01/15/25[2,5]		125,000	127,188
Schweitzer-Mauduit International, Inc. 6.875%, due 10/01/26[2]		150,000	144,000

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Paper & forest products—(concluded)
Suzano Austria GmbH 7.000%, due 03/16/47[2]		600,000	$649,500
			1,104,004
Pipelines—1.2%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 5.250%, due 01/15/25		50,000	50,581
CNX Midstream Partners LP/CNX Midstream Finance Corp. 6.500%, due 03/15/26[2]		125,000	122,969
Martin Midstream Partners LP/Martin Midstream Finance Corp. 7.250%, due 02/15/21		450,000	436,500
NGPL PipeCo LLC 4.375%, due 08/15/22[2]		250,000	252,085
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23		400,000	407,500
Plains All American Pipeline LP (fixed, converts to FRN on 11/15/22), 6.125%, due 11/15/22[6]		150,000	134,437
Rockies Express Pipeline LLC 6.875%, due 04/15/40[2]		75,000	80,250
SemGroup Corp. 7.250%, due 03/15/26[5]		175,000	167,125
SemGroup Corp./Rose Rock Finance Corp. 5.625%, due 07/15/22		450,000	427,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.875%, due 04/15/26[2]		125,000	126,094
TransMontaigne Partners LP/TLP Finance Corp. 6.125%, due 02/15/26		100,000	91,250
Transportadora de Gas del Sur SA 6.750%, due 05/02/25[3]		150,000	139,845
6.750%, due 05/02/25[2]		600,000	559,380
Williams Cos, Inc./The 3.700%, due 01/15/23		300,000	299,534
7.875%, due 09/01/21		325,000	357,434
4.550%, due 06/24/24		25,000	25,853
			3,678,337
Real estate investment trusts—4.1%
ADLER Real Estate AG 1.500%, due 12/06/21[3]	EUR	325,000	369,234
1.875%, due 04/27/23[3]	EUR	300,000	334,038
China Aoyuan Group Ltd. 5.375%, due 09/13/22[3]		300,000	276,000
6.350%, due 01/11/20[3]		200,000	199,986
China Evergrande Group 7.500%, due 06/28/23[3]		200,000	179,917
9.500%, due 03/29/24[3]		850,000	790,500
China SCE Group Holdings Ltd. 5.875%, due 03/10/22[3]		200,000	189,017
10.000%, due 07/02/20[3]		600,000	619,500
CIFI Holdings Group Co. Ltd. 5.500%, due 01/23/22[3]		900,000	848,250
	Face amount[1]		Value
Corporate bonds—(continued)
Real estate investment trusts—(continued)
Equinix, Inc. 2.875%, due 03/15/24	EUR	875,000	$1,012,792
5.750%, due 01/01/25		100,000	102,750
5.875%, due 01/15/26		100,000	103,450
Fantasia Holdings Group Co. Ltd. 7.375%, due 10/04/21[3]		400,000	325,060
GEO Group, Inc./The 6.000%, due 04/15/26		200,000	178,750
Greystar Real Estate Partners LLC 5.750%, due 12/01/25[2]		50,000	49,813
Howard Hughes Corp./The 5.375%, due 03/15/25[2]		75,000	74,599
iStar, Inc. 4.625%, due 09/15/20		175,000	174,125
5.250%, due 09/15/22		50,000	49,225
Jababeka International BV 6.500%, due 10/05/23[3]		400,000	359,242
Kennedy-Wilson, Inc. 5.875%, due 04/01/24		525,000	513,345
Logan Property Holdings Co. Ltd. 5.750%, due 01/03/22[3]		200,000	188,389
MPT Operating Partnership LP/MPT Finance Corp. 6.375%, due 03/01/24		325,000	339,625
New Metro Global Ltd. 5.000%, due 08/08/22[3]		500,000	453,137
6.500%, due 04/23/21[3]		300,000	297,000
Newmark Group, Inc. 6.125%, due 11/15/23[2]		150,000	149,692
Realogy Group LLC/Realogy Co-Issuer Corp. 4.500%, due 04/15/19[2]		225,000	225,000
4.875%, due 06/01/23[2,5]		325,000	294,938
RKI Overseas Finance Ltd. 4.700%, due 09/06/21[3]		300,000	286,049
RKPF Overseas 2019 A Ltd. 7.875%, due 02/01/23[3]		300,000	301,419
Sabra Health Care LP/Sabra Capital Corp. 5.500%, due 02/01/21		100,000	101,000
SBA Communications Corp. 4.000%, due 10/01/22		325,000	320,938
Shimao Property Holdings Ltd. 8.375%, due 02/10/22[3]		500,000	521,797
Starwood Property Trust, Inc. 4.750%, due 03/15/25		100,000	95,250
Tesco Property Finance 3 PLC 5.744%, due 04/13/40[3]	GBP	290,922	446,557
Times China Holdings Ltd. 5.750%, due 04/26/22[3]		200,000	186,397
6.250%, due 01/23/20[3]		600,000	595,500
Uniti Group LP/Uniti Fiber Holdings, Inc./ CSL Capital LLC 7.125%, due 12/15/24[2,5]		250,000	220,625
Yanlord Land HK Co. Ltd. 5.875%, due 01/23/22[3]		500,000	497,572

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
Yuzhou Properties Co. Ltd. 6.000%, due 01/25/22[3]		400,000	$382,586
6.375%, due 03/06/21[3]		200,000	197,000
			12,850,064
Retail—3.2%
1011778 BC ULC/New Red Finance, Inc. 5.000%, due 10/15/25[2]		200,000	193,000
Arcos Dorados Holdings, Inc. 5.875%, due 04/04/27[2]		475,000	468,469
6.625%, due 09/27/23[3]		200,000	211,250
Asbury Automotive Group, Inc. 6.000%, due 12/15/24		100,000	100,500
Beacon Roofing Supply, Inc. 4.875%, due 11/01/25[2,5]		125,000	116,406
6.375%, due 10/01/23		250,000	257,645
Carrols Restaurant Group, Inc. 8.000%, due 05/01/22		25,000	25,563
Carvana Co. 8.875%, due 10/01/23[2]		175,000	167,562
Cumberland Farms, Inc. 6.750%, due 05/01/25[2]		75,000	76,125
Dufry Finance SCA 4.500%, due 08/01/23[3]	EUR	350,000	413,950
EVOCA SpA 7.000%, due 10/15/23[3]	EUR	800,000	966,974
FirstCash, Inc. 5.375%, due 06/01/24[2]		125,000	125,000
Golden Nugget, Inc. 6.750%, due 10/15/24[2]		725,000	725,000
8.750%, due 10/01/25[2]		246,000	252,150
Group 1 Automotive, Inc. 5.250%, due 12/15/23[2]		175,000	168,000
Grupo Unicomer Co. Ltd. 7.875%, due 04/01/24[3]		850,000	894,417
7.875%, due 04/01/24[2]		250,000	263,064
H&E Equipment Services, Inc. 5.625%, due 09/01/25[5]		300,000	293,250
Hillman Group, Inc./The 6.375%, due 07/15/22[2]		200,000	163,000
IRB Holding Corp. 6.750%, due 02/15/26[2]		275,000	257,125
JC Penney Corp., Inc. 6.375%, due 10/15/36		150,000	48,000
8.625%, due 03/15/25[2]		200,000	112,500
Lithia Motors, Inc. 5.250%, due 08/01/25[2]		125,000	120,625
Matalan Finance PLC 6.750%, due 01/31/23[2]	GBP	450,000	541,969
9.500%, due 01/31/24[2]	GBP	150,000	163,450
Nathan's Famous, Inc. 6.625%, due 11/01/25[2]		125,000	121,250
Neiman Marcus Group Ltd. LLC 8.000%, due 10/15/21[2]		100,000	45,000
8.750% Cash or 9.500% PIK, 8.750%, due 10/15/21[2,7]		125,000	56,563
	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(concluded)
Penske Automotive Group, Inc. 3.750%, due 08/15/20		125,000	$124,219
Rite Aid Corp. 7.700%, due 02/15/27		75,000	51,375
Scotts Miracle-Gro Co./The 6.000%, due 10/15/23		225,000	229,500
Shop Direct Funding PLC 7.750%, due 11/15/22[2]	GBP	425,000	481,208
Sonic Automotive, Inc. 6.125%, due 03/15/27		275,000	239,937
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.500%, due 06/01/24		1,800,000	1,768,500
			10,242,546
Software—0.1%
MSCI, Inc. 4.750%, due 08/01/26[2]		175,000	174,344
5.375%, due 05/15/27[2]		25,000	25,562
			199,906
Software & services—0.0%†
Ascend Learning LLC 6.875%, due 08/01/25[2]		100,000	100,000
Specialty retail—0.2%
CBR Fashion Finance BV 5.125%, due 10/01/22[2]	EUR	275,000	268,021
L Brands, Inc. 6.750%, due 07/01/36[5]		200,000	170,000
Takko Luxembourg 2 SCA MTN 5.375%, due 11/15/23[3]	EUR	100,000	83,384
			521,405
Telecom-integrated/services—0.2%
Hughes Satellite Systems Corp. 6.625%, due 08/01/26		300,000	288,750
Intelsat Luxembourg SA 8.125%, due 06/01/23		590,000	490,806
			779,556
Telecommunication services—2.0%
Altice Financing SA 7.500%, due 05/15/26[2]		200,000	189,500
Altice Finco SA 4.750%, due 01/15/28[3]	EUR	850,000	802,047
Altice Luxembourg SA 6.250%, due 02/15/25[3]	EUR	375,000	369,910
7.250%, due 05/15/22[3]	EUR	375,000	422,353
7.750%, due 05/15/22[2,5]		800,000	776,000
Anixter, Inc. 6.000%, due 12/01/25[2]		100,000	102,500
Block Communications, Inc. 6.875%, due 02/15/25[2]		250,000	256,250
CommScope Technologies LLC 6.000%, due 06/15/25[2]		725,000	685,125

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunication services—(concluded)
Digicel Group One Ltd. 8.250%, due 12/30/22[5]		797,000	$657,525
Digicel Group Two Ltd. 8.250%, due 09/30/22[2,5]		753,000	402,855
Digicel Ltd. 6.000%, due 04/15/21[2,5]		125,000	114,125
6.750%, due 03/01/23[3]		500,000	407,350
Embarq Corp. 7.995%, due 06/01/36		375,000	354,375
Level 3 Parent LLC 5.750%, due 12/01/22		175,000	175,000
Nokia of America Corp. 6.450%, due 03/15/29		100,000	96,750
Qualitytech LP/QTS Finance Corp. 4.750%, due 11/15/25[2]		125,000	116,875
SoftBank Group Corp. 3.125%, due 09/19/25[3]	EUR	300,000	331,919
Xplornet Communications, Inc. 9.625% Cash or 10.625% PIK,
9.625%, due 06/01/22[2,7]		116,831	116,247
			6,376,706
Telecommunications equipment—0.1%
CDW LLC/CDW Finance Corp. 5.000%, due 09/01/25		225,000	223,313
Telephone-integrated—1.9%
Frontier Communications Corp. 8.500%, due 04/01/26[2]		75,000	68,044
10.500%, due 09/15/22[5]		1,350,000	961,031
11.000%, due 09/15/25[5]		250,000	161,250
Level 3 Financing, Inc. 5.375%, due 08/15/22		50,000	50,390
5.625%, due 02/01/23		250,000	251,250
Sprint Capital Corp. 8.750%, due 03/15/32		2,020,000	2,216,950
Telecom Italia Finance SA 7.750%, due 01/24/33	EUR	500,000	688,381
Virgin Media Finance PLC 5.750%, due 01/15/25[2]		200,000	197,076
6.000%, due 10/15/24[2]		400,000	405,120
Virgin Media Secured Finance PLC 4.875%, due 01/15/27[3]	GBP	750,000	944,194
			5,943,686
Trading companies & distributors—0.1%
Eagle Intermediate Global Holding BV/ Ruyi US Finance LLC 5.375%, due 05/01/23[2]	EUR	300,000	333,181
Transportation services—0.4%
Getlink SE 3.625%, due 10/01/23[3]	EUR	575,000	669,655
XPO Logistics, Inc. 6.125%, due 09/01/23[2,5]		150,000	152,343
6.500%, due 06/15/22[2]		419,000	427,904
			1,249,902
	Face amount[1]		Value
Corporate bonds—(continued)
Wireless telecommunication services—3.2%
Avaya, Inc. 7.000%, due 04/01/19[2,10,11,12,13]		500,000	$0
9.000%, due 04/01/19[2,10,11,12,13]		225,000	0
CenturyLink, Inc. 5.625%, due 04/01/20		100,000	100,905
5.800%, due 03/15/22		25,000	25,053
6.750%, due 12/01/23[5]		200,000	201,250
7.600%, due 09/15/39		1,000,000	820,000
Cogent Communications Group, Inc. 5.375%, due 03/01/22[2]		175,000	177,800
eDreams ODIGEO SA 5.500%, due 09/01/23[3]	EUR	300,000	331,444
5.500%, due 09/01/23[2]	EUR	375,000	414,305
Intelsat Connect Finance SA 9.500%, due 02/15/23[2,5]		775,000	722,687
Intelsat Jackson Holdings SA 8.500%, due 10/15/24[2]		350,000	353,500
9.750%, due 07/15/25[2]		300,000	312,375
Match Group, Inc. 6.375%, due 06/01/24		425,000	444,125
Millicom International Cellular SA 6.625%, due 10/15/26[2]		325,000	332,312
Netflix, Inc. 4.875%, due 04/15/28		250,000	237,500
5.375%, due 02/01/21		125,000	127,813
5.500%, due 02/15/22[5]		75,000	77,854
5.875%, due 02/15/25		50,000	51,798
5.875%, due 11/15/28[2]		75,000	76,031
6.375%, due 05/15/29[2]		600,000	618,000
Nokia OYJ 3.375%, due 06/12/22		75,000	73,781
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, due 02/15/25[2,5]		200,000	185,500
Sable International Finance Ltd. 6.875%, due 08/01/22[2]		247,000	256,263
Sprint Communications, Inc. 6.000%, due 11/15/22		25,000	25,317
9.250%, due 04/15/22		225,000	260,438
Sprint Corp. 7.875%, due 09/15/23		325,000	345,312
T-Mobile USA, Inc. 4.000%, due 04/15/22[5,13]		175,000	173,469
4.500%, due 02/01/26[13]		150,000	146,063
4.750%, due 02/01/28[13]		125,000	119,844
6.000%, due 03/01/23[13]		325,000	333,125
Wind Tre SpA 3.125%, due 01/20/25[3]	EUR	800,000	806,943
Windstream Services LLC/Windstream Finance Corp. 6.375%, due 08/01/23[2,5]		54,000	25,920
7.750%, due 10/15/20		300,000	216,000
7.750%, due 10/01/21		46,000	28,520
8.625%, due 10/31/25[2]		102,000	96,135
WTT Investment Ltd. 5.500%, due 11/21/22[3]		700,000	688,678

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(concluded)
Wireless telecommunication services—(concluded)
Yell Bondco PLC 8.500%, due 05/02/23[2]	GBP	250,000	$287,732
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[2]		450,000	434,785
6.000%, due 04/01/23		175,000	175,875
6.375%, due 05/15/25		25,000	24,406
			10,128,858
Total corporate bonds (cost—$309,560,168)			295,448,128
Non-US government obligations—0.7%
Development Bank of Mangolia LLC 7.250%, due 10/23/23[3]		200,000	200,100
Qatar Government International Bond 3.875%, due 04/23/23[3]		300,000	305,625
Republic of Argentina 7.500%, due 04/22/26		250,000	221,250
Russian Foreign Bond 4.875%, due 09/16/23[3]		1,600,000	1,656,000
Total non-US government obligations (cost—$2,366,201)			2,382,975
Loan assignments—2.7%
Auto manufacturers—0.1%
Navistar International Corp. 2017 1st Lien Term Loan B, 1 mo. USD LIBOR + 3.500% 6.020%, due 11/06/24[8]		271,691	267,107
Building materials—0.1%
Forterra Finance LLC 2017 Term Loan B, 1 mo. USD LIBOR + 3.000% 5.499%, due 10/25/23[8]		24,560	22,459
Foundation Building Materials Holding Co. LLC 2018 Term Loan B, 1 mo. USD LIBOR + 3.250% 5.749%, due 08/13/25[8]		175,000	166,687
NCI Building Systems, Inc. 2018 Term Loan, 3 mo. USD LIBOR + 3.750% 6.547%, due 04/12/25[8]		74,625	70,987
			260,133
Chemicals—0.1%
Consolidated Energy Finance SA Term Loan B, 1 mo. USD LIBOR + 2.500% 5.014%, due 05/07/25[8]		223,875	214,920
Venator Materials Corp. Term Loan B, 1 mo. USD LIBOR + 3.000% 5.499%, due 08/08/24[8]		98,750	97,145
			312,065
	Face amount[1]	Value
Loan assignments—(continued)
Commercial services—0.2%
National Intergovernmental Purchasing Alliance Co. 1st Lien Term Loan, 3 mo. USD LIBOR + 3.750% 6.553%, due 05/23/25[8]	99,500	$98,007
Parexel International Corp. Term Loan B, 1 mo. USD LIBOR + 2.750% 5.249%, due 09/27/24[8]	148,125	139,978
USS Ultimate Holdings, Inc. 1st Lien Term Loan, 1 mo. USD LIBOR + 3.750% 6.249%, due 08/25/24[8]	172,999	170,837
Verscend Holding Corp. 2018 Term Loan B, 1 mo. USD LIBOR + 4.500% 6.999%, due 08/27/25[8]	74,813	74,096
		482,918
Computer software & services—0.1%
Everi Payments, Inc. Term Loan B, 1 mo. USD LIBOR + 3.000% 5.499%, due 05/09/24[8]	270,875	266,051
Tempo Acquisition LLC Term Loan, 1 mo. USD LIBOR + 3.000% 5.499%, due 05/01/24[8]	197,000	193,131
		459,182
Containers & packaging—0.1%
Consolidated Container Co. LLC 2017 1st Lien Term Loan, 1 mo. USD LIBOR + 2.750% 5.249%, due 05/22/24[8]	148,129	144,499
Flex Acquisition Co., Inc. 1st Lien Term Loan, 1 mo. USD LIBOR + 3.000% 5.520%, due 12/29/23[8]	319,002	308,899
		453,398
Diversified financials—0.0%†
First Data Corp. 2024 USD Term Loan,
1 mo. USD LIBOR + 2.000% 4.519%, due 04/26/24[8]	50,000	49,797
Entertainment—0.2%
Caesars Entertainment Operating Co. Exit Term Loan, 1 mo. USD LIBOR + 2.000% 4.499%, due 10/06/24[8]	272,250	266,465
Delta 2 (LUX) SARL 2018 USD Term Loan, 1 mo. USD LIBOR + 2.500% 4.999%, due 02/01/24[8]	21,971	21,102

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
Loan assignments—(continued)
Entertainment—(concluded)
Gateway Casinos & Entertainment Ltd. 2018 Term Loan B, 3 mo. USD LIBOR + 3.000% 5.803%, due 12/01/23[8]	199,000	$195,828
Lions Gate Capital Holdings LLC 2018 Term Loan B, 1 mo. USD LIBOR + 2.250% 4.749%, due 03/24/25[8]	124,063	121,788
		605,183
Financial services—0.1%
Air Methods Corp. 2017 Term Loan B, 3 mo. USD LIBOR + 3.500% 6.303%, due 04/21/24[8]	196,688	159,809
Food products—0.0%†
Aramark Services, Inc. 2018 Term Loan B3, 1 mo. USD LIBOR + 1.750% 4.249%, due 03/11/25[8]	69,950	69,425
Gaming—0.1%
Marriott Ownership Resorts, Inc. 2018 Term Loan B, 1 mo. USD LIBOR + 2.250% 4.749%, due 08/29/25[8]	150,000	148,782
Scientific Games International, Inc. 2018 Term Loan B5, 1 mo. USD LIBOR + 2.750% 5.249%, due 08/14/24[8]	74,065	71,720
		220,502
Health care providers & services—0.0%†
HLF Financing SARL 2018 Term Loan B, 1 mo. USD LIBOR + 3.250% 5.749%, due 08/18/25[8]	74,813	74,240
MPH Acquisition Holdings LLC 2016 Term Loan B, 3 mo. USD LIBOR + 2.750% 5.553%, due 06/07/23[8]	72,175	69,761
		144,001
Healthcare-services—0.1%
Davis Vision, Inc. 1st Lien Term Loan B, 1 mo. USD LIBOR + 3.000% 5.499%, due 12/02/24[8]	148,500	142,900
Surgery Center Holdings, Inc. 2017 Term Loan B, 1 mo. USD LIBOR + 3.250% 5.750%, due 09/02/24[8]	148,374	144,257
		287,157
	Face amount[1]	Value
Loan assignments—(continued)
Hotels, restaurants & leisure—0.2%
LTF Merger Sub, Inc. 2017 Term Loan B, 3 mo. USD LIBOR + 2.750% 5.457%, due 06/10/22[8]	683,545	$672,683
Insurance—0.3%
Asurion LLC 2017 Term Loan B4, 1 mo. USD LIBOR + 3.000% 5.499%, due 08/04/22[8]	755,220	742,540
Genworth Financial, Inc. Term Loan, 1 mo. USD LIBOR + 4.500% 7.008%, due 03/07/23[8]	124,063	123,752
Hub International Ltd. 2018 Term Loan B, 3 mo. USD LIBOR + 2.750% 5.445%, due 04/25/25[8]	74,625	71,850
		938,142
Lodging—0.1%
Golden Nugget, Inc. 2017 Incremental Term Loan B, 1 mo. USD LIBOR + 2.750% 5.254%, due 10/04/23[8]	93,752	92,164
Hilton Worldwide Finance LLC Term Loan B2, 1 mo. USD LIBOR + 1.750% 4.260%, due 10/25/23[8]	75,000	74,129
RHP Hotel Properties LP 2017 Term Loan B, 3 mo. USD LIBOR + 2.000% 4.780%, due 05/11/24[8]	171,193	169,409
		335,702
Machinery-diversified—0.0%†
Engineered Machinery Holdings, Inc. USD 1st Lien Term Loan, 3 mo. USD LIBOR + 3.250% 6.053%, due 07/19/24[8]	49,500	47,149
Media—0.2%
Altice France SA 2018 Term Loan B13, 1 mo. USD LIBOR + 4.000% 6.509%, due 08/14/26[8]	523,688	493,204
Metals & mining—0.1%
Aleris International, Inc. 2018 Term Loan, 1 mo. USD LIBOR + 4.750% 7.249%, due 02/27/23[8]	174,125	173,907
Big River Steel LLC Term Loan B, 3 mo. USD LIBOR + 5.000% 7.803%, due 08/23/23[8]	73,877	73,692

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount[1]	Value
Loan assignments—(concluded)
Metals & mining—(concluded)
Neenah Foundry Co. 2017 Term Loan, 2 mo. USD LIBOR + 6.500% 9.126%, due 12/13/22[8]	133,297	$130,632
		378,231
Oil & gas—0.3%
California Resources Corp. 2017 1st Lien Term Loan, 1 mo. USD LIBOR + 4.750% 7.252%, due 12/31/22 [8]	675,000	660,373
Second Out Term Loan,
1 mo. USD LIBOR + 10.375% 12.874%, due 12/31/21 [8]	75,000	78,281
Keane Group Holdings LLC 2018 1st Lien Term Loan, 1 mo. USD LIBOR + 3.750% 6.250%, due 05/25/25[8]	74,625	69,774
McDermott Technology Americas, Inc. 2018 1st Lien Term Loan, 1 mo. USD LIBOR + 5.000% 7.499%, due 05/10/25[8]	198,500	189,953
Peabody Energy Corp. 2018 Term Loan, 1 mo. USD LIBOR + 2.750% 5.249%, due 03/31/25[8]	81,543	79,606
		1,077,987
Pipelines—0.1%
BCP Renaissance Parent LLC 2017 Term Loan B, 3 mo. USD LIBOR + 3.500% 6.244%, due 10/31/24[8]	173,876	171,883
Retail-restaurants—0.1%
1011778 B.C. Unlimited Liability Co. Term Loan B3, 1 mo. USD LIBOR + 2.250% 4.749%, due 02/16/24[8]	147,682	145,098
Tacala LLC 1st Lien Term Loan, 1 mo. USD LIBOR + 3.250% 5.749%, due 01/31/25[8]	49,500	48,304
		193,402
Software—0.0%†
IQVIA, Inc. 2018 USD Term Loan B3, 0.000%, due 06/11/25[15]	50,000	49,112
Wireless telecommunication services—0.1%
Radiate Holdco LLC 1st Lien Term Loan, 1 mo. USD LIBOR + 3.000% 5.499%, due 02/01/24[8]	294,750	285,834
Total loan assignments (cost—$8,607,475)		8,414,006
	Number of shares	Value
Common stocks—0.3%
Metals & mining—0.0%†
Aleris International[10,12,13]	795	$14,707
Elah Holdings, Inc.*	5	320
		15,027
Oil, gas & consumable fuels—0.2%
Bonanza Creek Energy, Inc.*,5	11,869	273,580
Chaparral Energy, Inc.*,13	20,439	157,176
Denbury Resources, Inc.*,5	24,963	50,675
Halcon Resources Corp.*,5	38,066	62,428
Midstates Petroleum Co., Inc.*	404	3,911
Riviera Resources, Inc.*	2,353	36,119
Roan Resources, Inc.*	2,353	25,271
SandRidge Energy, Inc.*	1,102	9,136
		618,296
Software—0.1%
Avaya Holdings Corp.*	13,114	221,758
Total common stocks (cost—$1,712,024)		855,081
	Number of warrants
Warrants—0.0%†
Oil & Gas—0.0%†
SandRidge Energy, Inc. strike price $41.34, expires 10/04/22*	2,784	139
SandRidge Energy, Inc. strike price $42.03, expires 10/04/22*,9	1,172	47
		186
Oil, gas & consumable fuels—0.0%†
Midstates Petroleum Co., Inc. strike price $24.00, expires 04/21/20*	2,872	5
Paper & forest products—0.0%†
Appvion Holding Corp. expires 06/13/23*,10,13	1,268	13
Total warrants (cost—$0)		204
	Number of shares
Short-term investment—1.1%
Investment company—1.1%
State Street Institutional U.S. Government Money Market Fund (cost—$3,362,276)	3,362,276	3,362,276
Investment of cash collateral from securities loaned—8.0%
Money market fund—8.0%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$25,364,418)	25,364,418	25,364,418
Total investments (cost—$350,972,562)—106.5%		335,827,088
Liabilities in excess of other assets—(6.5)%		(20,560,967)
Net assets—100.0%		$315,266,121

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	GBP	175,000	EUR	193,789	02/01/19	$(7,719)
SSC	USD	1,253,490	EUR	1,102,081	02/01/19	7,952
SSC	USD	188,000	EUR	163,717	02/01/19	(610)
SSC	USD	252,000	EUR	221,048	02/01/19	1,011
SSC	USD	185,952	EUR	163,511	02/01/19	1,203
SSC	EUR	50,551,418	USD	57,567,298	02/01/19	(293,833)
SSC	EUR	49,604,816	USD	56,836,503	03/01/19	(60,672)
SSC	GBP	6,354,288	USD	8,006,930	02/01/19	(327,349)
SSC	GBP	6,718,665	USD	8,872,152	03/01/19	48,679
Total unrealized depreciation						$(631,338)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$295,436,128	$12,000	$295,448,128
Non-US government obligations	—	2,382,975	—	2,382,975
Loan assignments	—	8,414,006	—	8,414,006
Common stocks	840,374	—	14,707	855,081
Warrants	186	5	13	204
Short-term investment	—	3,362,276	—	3,362,276
Investment of cash collateral from securities loaned	—	25,364,418	—	25,364,418
Forward foreign currency contracts	—	58,845	—	58,845
Total	$840,560	$335,018,653	$26,720	$335,885,933
Liabilities
Forward foreign currency contracts	$—	$(690,183)	$—	$(690,183)

At January 31, 2019, there was a transfer between Level 1 and Level 2.

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the period ended January 31, 2019:

	Corporate bonds	Common stocks	Warrants	Total
Beginning balance	$4,188	$19,080	$—	$23,268
Purchases	466,087	—	0	466,087
Sales	(127)	—	—	(127)
Accrued discounts/(premiums)	40,697	—	—	40,697
Total realized gain/(loss)	(232,651)	—	—	(232,651)
Net change in unrealized appreciation/depreciation	(266,194)	(4,373)	13	(270,554)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$12,000	$14,707	$13	$26,720

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2019, was $(500,777).

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05%.

1  In US dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $118,096,943, represented 37.5% of the Portfolio's net assets at period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

5  Security, or portion thereof, was on loan at the period end.

6  Perpetual investment. Date shown reflects the next call date.

7  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

8  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

9  Illiquid investment at period end. Illiquid assets, in the amount of $32,621, represented 0.0% of the Portfolio's net assets at period end.

10  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

11  Bond interest in default.

12  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

13  These securities are considered restricted. At period end, the value of these securities was $956,397, representing 0.3% of the Portfolio's net assets. The table below provides further information:

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net asset	Value at 01/31/19	Value as a percentage of net assets
Aleris International	7/30/10	$13,981	0.0%	$14,707	0.0%
Appvion, Inc., 9.000%, due 06/01/20	3/9/16-10/17/16	504,542	0.2	6,500	0.0
Appvion Holding Corp.	8/23/18	—	—	13	0.0
Avaya, Inc., 7.000%, due 04/01/19	12/15/17	—	—	—	—
Avaya, Inc., 9.000%, due 04/01/19	12/15/17	—	—	—	—
Chaparral Energy, Inc.	6/7/16	278,414	0.1	157,176	0.1
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.750%, due 10/01/20	11/10/16	—	—	—	—
Sandridge Energy, Inc., 7.500%, due 03/15/21	10/04/16	—	—	—	—

PACE High Yield Investments

Portfolio of investments—January 31, 2019 (unaudited)

Portfolio footnotes—(concluded)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net asset	Value at 01/31/19	Value as a percentage of net assets
T-Mobile USA, Inc., 4.000%, due 04/15/22	3/13/17	$175,000	0.1%	$173,469	0.1%
T-Mobile USA, Inc., 4.500%, due 02/01/26	01/22/18-08/14/18	148,437	0.0	146,063	0.0
T-Mobile USA, Inc., 4.750%, due 02/01/28	01/22/18-04/27/18	125,000	0.0	119,844	0.0
T-Mobile USA, Inc., 6.000%, due 03/01/23	10/19/17-12/12/18	335,980	0.0	333,125	0.1
Washington Mutual, Inc., 0.000%, due 09/21/17	9/21/17	—	—	5,500	0.0

14  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

15  Position is unsettled. Contract rate was not determined at January 31, 2019 and does not take effect until settlement.

See accompanying notes to financial statements

PACE Large Co Value Equity Investments

Performance

For the six months ended January 31, 2019, the Portfolio's Class P shares returned -3.94% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") returned -3.26%, and the Lipper Multi-Cap Value Funds category posted a median return of -5.56%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 155. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2

The Portfolio modestly underperformed its benchmark during the reporting period. Allocation across sectors contributed most to the underperformance while stock selection was positive. The Energy and Materials sectors were the worst performing sectors in the portfolio over the period with both posting double-digit negative absolute returns. The Portfolio's overweight positioning in Energy therefore contributed to underperformance relative to the benchmark, as did the underweight to Utilities, the best performing sector in the benchmark. The underperformance was partially offset by strong stock selection within the Industrials and Energy sectors.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pzena Investment Management, LLC ("Pzena");

Boston Partners Global Investors, Inc. ("Boston Partners");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital");

River Road Asset Management, LLC ("River Road")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Pzena: Richard S. Pzena, John J. Flynn and Benjamin Silver;

Boston Partners: Martin P. MacDonnell, CFA, Mark Donovan, CFA, David J. Pyle, David J. Cohen and Stephanie McGirr;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA;

River Road: Henry W. Sanders III, Thomas S. Forsha, James C. Shircliff

Objective:

Capital appreciation and dividend income

Investment process:

The main strategies of the subadvisors include:

• A "deep value" strategy which follows a disciplined investment process.

(continued on next page)

PACE Large Co Value Equity Investments

Investment process
(concluded)

• A "long/short" or "130/30" equity strategy in which the subadvisor invests in companies with attractive valuations, business fundamentals and business momentum implemented using a blend of quantitative and fundamental analysis.

• A "long/short" or "130/30" equity strategy in which the subadvisor employs a dynamic, quantitative factor based approach to investing.

• A "dividend all cap value" strategy in which the subadvisor invests in a diversified, all-capitalization portfolio of income-producing equity securities.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(4.05)%	(7.29)%	7.39%	12.93%
Class Y2	(3.94)	(7.06)	7.65	13.23
Class P3	(3.94)	(7.08)	7.64	13.21
After deducting maximum sales charge
Class A1	(9.32)	(12.38)	6.18	12.30
Russell 1000 Value Index[4]	(3.26)	(4.81)	8.33	13.39
Lipper Multi-Cap Value Funds median	(5.56)	(7.20)	7.06	12.92

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(8.23)%	(10.84)%	4.82%	10.87%
Class Y2	(8.09)	(10.58)	5.08	11.16
Class P3	(8.15)	(10.62)	5.07	11.13
After deducting maximum sales charge
Class A1	(13.27)	(15.74)	3.65	10.24

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—1.46% and 1.46%; Class Y—1.21% and 1.21%; and Class P—1.23% and 1.23%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.14%; Class Y—0.89%; and Class P—0.89%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Large Co Value Equity Investments

Portfolio statistics—January 31, 2019 (unaudited)

Top ten holdings (long holdings)[1]	Percentage of net assets
Cisco Systems, Inc.	2.4%
Comcast Corp., Class A	2.2
Wells Fargo & Co.	2.2
Citigroup, Inc.	1.9
JPMorgan Chase & Co.	1.9
Bank of America Corp.	1.9
Berkshire Hathaway, Inc., Class B	1.7
Johnson & Johnson	1.7
Exxon Mobil Corp.	1.6
Chevron Corp.	1.5
Total	19.0%
Top ten holdings (short holdings)[1]	Percentage of net assets
Flowserve Corp.	(0.2)%
Ball Corp.	(0.2)
RPM International, Inc.	(0.2)
Voya Financial, Inc.	(0.2)
Assurant, Inc.	(0.2)
Jones Lang LaSalle, Inc.	(0.2)
Jacobs Engineering Group, Inc.	(0.2)
MercadoLibre, Inc.	(0.1)
Cincinnati Financial Corp.	(0.1)
Chegg, Inc.	(0.1)
Total	(1.7)%
Top five Issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
United States	103.1%
United Kingdom	2.9
Bermuda	2.3
Ireland	2.2
Netherlands	1.3
Total	111.8%
Top five Issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
United States	(11.7)%
Ireland	(0.4)
Canada	(0.4)
Netherlands	(0.2)
United Kingdom	(0.1)
Total	(12.8)%
Sectors (long holdings)[1]	Percentage of net assets
Financials	33.0%
Consumer Discretionary	15.3
Industrials	13.1
Energy	12.5
Information Technology	12.0
Health Care	10.0
Consumer Staples	7.5
Materials	4.4
Utilities	3.0
Telecommunication Services	1.4
Total	112.2%
Sectors (short holdings)[1]	Percentage of net assets
Financials	(2.8)%
Industrials	(2.2)
Information Technology	(2.0)
Consumer Discretionary	(1.8)
Materials	(1.3)
Consumer Staples	(1.0)
Energy	(0.7)
Utilities	(0.5)
Health Care	(0.4)
Telecommunication Services	(0.2)
Total	(12.9)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Value Equity Investments

Portfolio of Investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—112.1%
Aerospace & defense—1.8%
Boeing Co./The[1]	20,252	$7,809,576
Curtiss-Wright Corp.	16,030	1,819,726
General Dynamics Corp.	5,774	988,335
Hexcel Corp.	27,260	1,845,775
Lockheed Martin Corp.	2,860	828,513
United Technologies Corp.	63,782	7,530,741
		20,822,666
Air freight & logistics—0.9%
United Parcel Service, Inc., Class B	92,929	9,794,717
Airlines—0.8%
Delta Air Lines, Inc.	106,392	5,258,957
JetBlue Airways Corp.*	32,570	585,934
Southwest Airlines Co.	65,535	3,719,767
		9,564,658
Auto components—0.9%
Gentex Corp.	55,984	1,185,741
Lear Corp.	60,507	9,313,843
		10,499,584
Automobiles—0.7%
Ford Motor Co.	931,422	8,196,514
Banks—13.3%
Bank of America Corp.[1]	758,810	21,603,321
BankUnited, Inc.	38,070	1,287,147
BB&T Corp.	254,432	12,416,282
Citigroup, Inc.[1]	337,864	21,778,713
Citizens Financial Group, Inc.	35,289	1,197,003
Commerce Bancshares, Inc.	26,339	1,575,072
East West Bancorp, Inc.	40,612	2,043,596
Fifth Third Bancorp	78,709	2,110,975
First Hawaiian, Inc.	33,580	864,013
First Horizon National Corp.	29,820	437,758
FNB Corp.	93,450	1,088,692
Huntington Bancshares, Inc.[2]	244,432	3,236,280
JPMorgan Chase & Co.[1]	209,111	21,642,988
KeyCorp	284,432	4,684,595
Lloyds Banking Group PLC, ADR	279,121	845,737
M&T Bank Corp.	3,200	526,528
PNC Financial Services Group, Inc./The	74,261	9,109,597
Regions Financial Corp.	158,947	2,411,226
Synovus Financial Corp.	65,580	2,322,844
Umpqua Holdings Corp.	76,180	1,346,862
US Bancorp	265,935	13,605,235
Webster Financial Corp.	13,790	743,005
Wells Fargo & Co.[1]	514,684	25,173,194
Western Alliance Bancorp*	18,790	832,021
		152,882,684
Beverages—1.0%
Coca-Cola European Partners PLC*	49,191	2,340,508
Molson Coors Brewing Co., Class B	29,603	1,971,856
PepsiCo, Inc.	65,892	7,424,051
		11,736,415
	Number of shares	Value
Common stocks—(continued)
Biotechnology—1.6%
Amgen, Inc.	71,630	$13,402,689
Gilead Sciences, Inc.	66,297	4,641,453
		18,044,142
Building products—0.5%
Johnson Controls International PLC	92,429	3,121,327
Owens Corning	41,828	2,191,369
		5,312,696
Capital markets—3.4%
Affiliated Managers Group, Inc.	5,060	531,047
Bank of New York Mellon Corp./The	11,800	617,376
BlackRock, Inc.	1,990	826,009
CBOE Global Markets, Inc.	10,240	955,085
CME Group, Inc.	13,508	2,462,238
Franklin Resources, Inc.[2]	145,351	4,303,843
Goldman Sachs Group, Inc./The[1]	45,443	8,998,169
Intercontinental Exchange, Inc.	7,290	559,580
KKR & Co., Inc., Class A2	140,750	3,159,838
Lazard Ltd., Class A	167,430	6,662,040
Legg Mason, Inc.	29,420	876,716
Morgan Stanley	187,837	7,945,505
State Street Corp.	21,400	1,517,260
		39,414,706
Chemicals—3.2%
Air Products & Chemicals, Inc.	11,540	1,897,061
Axalta Coating Systems Ltd.*	32,380	829,576
Cabot Corp.	25,490	1,195,226
Celanese Corp.	5,806	555,983
DowDuPont, Inc.	104,970	5,648,436
FMC Corp.[2]	30,785	2,456,643
Linde PLC	40,746	6,642,005
LyondellBasell Industries N.V., Class A	74,051	6,440,215
Mosaic Co./The	65,599	2,117,536
Nutrien Ltd.	33,964	1,760,014
Olin Corp.	16,900	399,009
RPM International, Inc.	110,708	6,328,069
		36,269,773
Commercial services & supplies—0.9%
KAR Auction Services, Inc.	144,020	7,490,480
Republic Services, Inc.	14,540	1,115,363
Waste Management, Inc.	24,020	2,297,994
		10,903,837
Communications equipment—2.5%
Cisco Systems, Inc.[1]	581,909	27,518,477
Juniper Networks, Inc.	30,469	790,366
		28,308,843
Construction & engineering—0.1%
Quanta Services, Inc.	29,640	1,047,478

PACE Large Co Value Equity Investments

Portfolio of Investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Construction materials—0.3%
Cemex SAB de C.V., ADR*	210,534	$1,145,305
CRH PLC, ADR	63,497	1,831,254
		2,976,559
Consumer finance—1.5%
American Express Co.	18,157	1,864,724
Capital One Financial Corp.	126,928	10,229,127
Discover Financial Services	65,682	4,432,878
Synchrony Financial	23,719	712,519
		17,239,248
Containers & packaging—0.6%
AptarGroup, Inc.[2]	10,291	1,020,044
Bemis Co., Inc.	38,070	1,859,339
Berry Global Group, Inc.*	12,285	605,036
Sonoco Products Co.[2]	34,177	1,967,912
WestRock Co.	34,203	1,392,404
		6,844,735
Distributors—0.0%†
LKQ Corp.*,2	15,340	402,215
Diversified consumer services—0.1%
H&R Block, Inc.	40,300	950,677
Diversified financial services—2.7%
AXA Equitable Holdings, Inc.[2]	247,863	4,595,380
Berkshire Hathaway, Inc., Class B*,1	93,906	19,301,439
Jefferies Financial Group, Inc.	49,891	1,038,232
Voya Financial, Inc.	141,622	6,575,509
		31,510,560
Diversified telecommunication services—1.3%
AT&T, Inc.[1]	111,007	3,336,871
Verizon Communications, Inc.[1]	204,873	11,280,307
		14,617,178
Electric utilities—1.5%
American Electric Power Co., Inc.	10,297	814,699
Duke Energy Corp.	10,860	953,291
Edison International	201,221	11,463,560
PPL Corp.	31,240	978,437
Southern Co./The	39,831	1,935,786
Xcel Energy, Inc.	10,555	552,660
		16,698,433
Electrical equipment—1.0%
AMETEK, Inc.	22,460	1,637,334
Eaton Corp. PLC	48,634	3,708,343
Emerson Electric Co.	79,235	5,187,515
nVent Electric PLC	24,020	600,980
		11,134,172
Electronic equipment, instruments & components—1.5%
Arrow Electronics, Inc.*	9,739	739,677
Avnet, Inc.	14,260	587,512
Corning, Inc.	376,342	12,517,135
	Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—(concluded)
Jabil, Inc.	44,418	$1,183,740
TE Connectivity Ltd.	23,707	1,919,081
		16,947,145
Energy equipment & services—1.2%
Apergy Corp.*,2	26,212	881,247
Halliburton Co.	159,766	5,010,262
National Oilwell Varco, Inc.	210,514	6,205,953
Schlumberger Ltd.	34,550	1,527,455
		13,624,917
Entertainment—1.0%
Cinemark Holdings, Inc.[2]	251,330	10,284,423
Walt Disney Co./The	7,690	857,589
		11,142,012
Equity real estate investment trusts—6.1%
Apple Hospitality REIT, Inc.	75,280	1,235,345
Brandywine Realty Trust	67,500	1,015,875
Brixmor Property Group, Inc.	83,400	1,428,642
Brookfield Property REIT, Inc., Class A	19,850	361,270
Camden Property Trust	7,790	755,241
CubeSmart	23,250	719,588
Duke Realty Corp.	55,400	1,619,896
Equity Residential	53,310	3,868,174
Essex Property Trust, Inc.	10,169	2,757,833
Extra Space Storage, Inc.	6,230	614,340
Federal Realty Investment Trust	6,380	845,797
GEO Group, Inc./The	243,362	5,487,813
Highwoods Properties, Inc.	35,320	1,565,382
Iron Mountain, Inc.	330,814	12,306,281
Piedmont Office Realty Trust, Inc., Class A	57,117	1,105,785
Prologis, Inc.	27,590	1,908,124
Retail Value, Inc.	3,501	106,465
Ryman Hospitality Properties, Inc.	94,875	7,623,206
Sabra Health Care REIT, Inc.[2]	289,956	5,955,696
Simon Property Group, Inc.	8,950	1,629,974
SL Green Realty Corp.	55,450	5,125,243
Ventas, Inc.	148,104	9,551,227
Vornado Realty Trust	13,700	957,767
Weingarten Realty Investors	25,626	735,210
Weyerhaeuser Co.	31,750	833,120
		70,113,294
Food & staples retailing—2.0%
Walgreens Boots Alliance, Inc.	138,148	9,982,574
Walmart, Inc.[1]	139,736	13,390,901
		23,373,475
Food products—0.5%
Kraft Heinz Co./The	11,970	575,278
Lamb Weston Holdings, Inc.	17,170	1,241,391
Mondelez International, Inc., Class A	12,936	598,419
Nomad Foods Ltd.*	115,571	2,118,417
Tyson Foods, Inc., Class A	26,728	1,654,998
		6,188,503

PACE Large Co Value Equity Investments

Portfolio of Investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Gas utilities—0.7%
AmeriGas Partners LP	101,534	$3,131,309
National Fuel Gas Co.[2]	91,263	5,229,370
		8,360,679
Health care equipment & supplies—1.3%
Abbott Laboratories	24,344	1,776,625
Baxter International, Inc.	21,470	1,556,360
Boston Scientific Corp.*	28,870	1,101,390
Danaher Corp.	18,080	2,005,434
DENTSPLY SIRONA, Inc.[2]	13,540	568,003
Hologic, Inc.*	17,135	760,794
Medtronic PLC[1]	81,097	7,168,164
		14,936,770
Health care providers & services—3.3%
Anthem, Inc.	18,287	5,540,961
Cardinal Health, Inc.	80,961	4,045,621
Cigna Corp.*	32,071	6,408,106
CVS Health Corp.[1]	145,712	9,551,422
McKesson Corp.	75,468	9,678,771
Quest Diagnostics, Inc.	7,790	680,456
UnitedHealth Group, Inc.	7,143	1,930,039
		37,835,376
Health care technology—0.2%
Cerner Corp.*,2	32,720	1,796,655
Hotels, restaurants & leisure—2.9%
Cedar Fair LP	49,496	2,737,129
Extended Stay America, Inc.	461,421	7,890,299
Hyatt Hotels Corp., Class A	10,350	723,568
International Game Technology PLC	1,390	22,740
Las Vegas Sands Corp.	62,935	3,672,887
McDonald's Corp.[1]	17,330	3,098,257
Norwegian Cruise Line Holdings Ltd.*,2	9,120	469,042
Royal Caribbean Cruises Ltd.	8,780	1,054,039
Six Flags Entertainment Corp.	12,159	748,873
Starbucks Corp.	107,229	7,306,584
Wyndham Destinations, Inc.	50,863	2,143,367
Wyndham Hotels & Resorts, Inc.	44,346	2,176,945
Yum China Holdings, Inc.	36,860	1,343,547
Yum! Brands, Inc.	5,320	499,974
		33,887,251
Household durables—0.6%
Newell Brands, Inc.[2]	207,746	4,406,293
PulteGroup, Inc.	33,407	929,049
Toll Brothers, Inc.	40,906	1,511,067
		6,846,409
Household products—2.2%
Colgate-Palmolive Co.	24,880	1,609,239
Energizer Holdings, Inc.	8,530	404,322
Kimberly-Clark Corp.	84,240	9,382,651
Procter & Gamble Co./The[1]	143,038	13,798,876
		25,195,088
	Number of shares	Value
Common stocks—(continued)
Independent power and renewable electricity producers—0.1%
Vistra Energy Corp.*	56,917	$1,429,186
Industrial conglomerates—1.4%
3M Co.	3,570	715,071
General Electric Co.	1,076,058	10,932,749
Honeywell International, Inc.	12,910	1,854,263
Roper Technologies, Inc.	8,480	2,402,045
		15,904,128
Insurance—5.6%
Aflac, Inc.	840	40,068
Allstate Corp./The	60,042	5,275,890
American Financial Group, Inc.	4,574	436,314
American International Group, Inc.	300,160	12,975,917
Aon PLC	9,664	1,509,807
Assured Guaranty Ltd.	35,845	1,453,873
Axis Capital Holdings Ltd.	212,034	11,354,421
Brown & Brown, Inc.	34,940	948,970
Chubb Ltd.	34,236	4,555,100
Cincinnati Financial Corp.[2]	18,790	1,524,245
CNA Financial Corp.	68,695	3,150,353
Everest Re Group Ltd.	9,597	2,102,223
Fidelity National Financial, Inc.	23,380	845,421
First American Financial Corp.	26,330	1,318,606
Hanover Insurance Group, Inc./The	20,442	2,331,205
Hartford Financial Services Group, Inc./The	700	32,844
Markel Corp.*	1,170	1,232,607
Mercury General Corp.	10,496	542,643
MetLife, Inc.	257,606	11,764,866
ProAssurance Corp.	25,109	1,071,150
		64,466,523
Interactive media & services—0.3%
Alphabet, Inc., Class A*	2,963	3,336,012
Zillow Group, Inc., Class C*	10,720	376,165
		3,712,177
Internet & direct marketing retail—0.4%
eBay, Inc.*	94,345	3,174,709
Qurate Retail Inc.*	60,300	1,311,525
		4,486,234
IT services—1.6%
Akamai Technologies, Inc.*	14,130	919,863
Alliance Data Systems Corp.	2,997	532,237
Cognizant Technology Solutions Corp., Class A	98,299	6,849,474
CSG Systems International, Inc.	74,898	2,710,559
DXC Technology Co.	73,932	4,740,520
Euronet Worldwide, Inc.*	6,770	778,618
Fidelity National Information Services, Inc.	22,010	2,300,705
		18,831,976
Leisure products—0.4%
Brunswick Corp.	30,100	1,514,632
Polaris Industries, Inc.[2]	32,565	2,731,552
		4,246,184

PACE Large Co Value Equity Investments

Portfolio of Investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Life sciences tools & services—0.4%
Agilent Technologies, Inc.	6,050	$460,102
Bruker Corp.	15,230	533,964
QIAGEN NV*	17,656	653,802
Thermo Fisher Scientific, Inc.	9,814	2,411,005
		4,058,873
Machinery—2.2%
Cummins, Inc.	13,239	1,947,589
Dover Corp.	92,693	8,141,226
Flowserve Corp.	100	4,404
Fortive Corp.	7,150	536,179
Illinois Tool Works, Inc.	50,250	6,899,827
Stanley Black & Decker, Inc.	49,750	6,290,390
Timken Co./The	21,291	906,784
		24,726,399
Media—5.6%
Comcast Corp., Class A1	698,549	25,545,937
Interpublic Group of Cos., Inc./The[2]	558,887	12,714,679
John Wiley & Sons, Inc., Class A	7,760	401,813
Liberty Global PLC, Series C*	78,850	1,857,706
Liberty Media Corp.-Liberty SiriusXM, Class A*	24,870	989,329
Liberty Media Corp.-Liberty SiriusXM, Class C*	39,450	1,576,422
Meredith Corp.[2]	80,671	4,378,015
News Corp., Class A	159,317	2,044,037
Omnicom Group, Inc.[2]	191,165	14,887,930
		64,395,868
Metals & mining—0.2%
Freeport-McMoRan, Inc.	40,090	466,648
Newmont Mining Corp.	10,890	371,458
Rio Tinto PLC, ADR[2]	28,362	1,595,930
United States Steel Corp.	15,710	354,103
		2,788,139
Mortgage real estate investment trusts—0.3%
AGNC Investment Corp.	18,570	332,589
Annaly Capital Management, Inc.	93,240	973,425
MFA Financial, Inc.	155,290	1,138,276
New Residential Investment Corp.[2]	66,640	1,131,547
Starwood Property Trust, Inc.	15,370	339,370
		3,915,207
Multi-utilities—0.6%
Ameren Corp.	8,614	597,295
Black Hills Corp.[2]	46,822	3,178,745
Dominion Energy, Inc.	20,365	1,430,438
MDU Resources Group, Inc.	77,200	1,984,812
		7,191,290
Multiline retail—1.3%
Dollar General Corp.	7,400	854,182
Nordstrom, Inc.[2]	2,552	118,438
Target Corp.	196,879	14,372,167
		15,344,787
	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—11.3%
BP PLC, ADR[2]	47,031	$1,933,915
Cabot Oil & Gas Corp.[2]	31,056	774,847
Canadian Natural Resources Ltd.	75,920	2,039,211
Cenovus Energy, Inc.[2]	480,632	3,744,123
Chevron Corp.[1]	154,699	17,736,240
Cimarex Energy Co.	28,015	2,110,650
Concho Resources, Inc.*	3,300	395,472
ConocoPhillips	75,216	5,091,371
Continental Resources, Inc.*	7,250	334,733
Diamondback Energy, Inc.	6,070	625,938
Enterprise Products Partners LP	246,676	6,825,525
EOG Resources, Inc.	12,040	1,194,368
Exxon Mobil Corp.[1]	253,726	18,593,041
Kinder Morgan, Inc.	500,607	9,060,987
Kosmos Energy Ltd.*,2	70,529	361,814
Magellan Midstream Partners LP	142,316	8,745,318
Marathon Petroleum Corp.	214,324	14,201,108
Noble Energy, Inc.[2]	146,183	3,265,728
Occidental Petroleum Corp.	121,590	8,119,780
ONEOK, Inc.	17,195	1,104,091
Parsley Energy, Inc., Class A*	21,351	396,702
Peabody Energy Corp.	24,782	884,718
Phillips 66	17,774	1,695,817
Pioneer Natural Resources Co.	14,679	2,089,115
Royal Dutch Shell PLC, Class A, ADR	202,095	12,475,324
Valero Energy Corp.	58,752	5,159,601
Williams Cos., Inc./The	53,894	1,451,366
		130,410,903
Paper & forest products—0.0%†
Domtar Corp.	11,060	518,714
Personal products—0.7%
Nu Skin Enterprises, Inc., Class A	15,044	987,639
Unilever PLC, ADR	132,839	6,987,331
		7,974,970
Pharmaceuticals—4.3%
Allergan PLC	10,100	1,454,198
Bristol-Myers Squibb Co.	17,690	873,355
Johnson & Johnson[1]	142,746	18,996,638
Merck & Co., Inc.[1]	110,473	8,222,505
Mylan N.V.*	204,731	6,131,694
Novartis AG, ADR	28,357	2,481,805
Novo Nordisk A/S, ADR[2]	25,315	1,190,311
Pfizer, Inc.[1]	242,865	10,309,619
		49,660,125
Professional services—0.9%
Equifax, Inc.	8,390	897,898
ManpowerGroup, Inc.	8,730	689,932
Nielsen Holdings PLC	159,162	4,087,280
Thomson Reuters Corp.[2]	82,599	4,323,232
		9,998,342

PACE Large Co Value Equity Investments

Portfolio of Investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Road & rail—0.6%
CSX Corp.	13,380	$879,066
Kansas City Southern	4,610	487,508
Norfolk Southern Corp.	3,850	645,799
Union Pacific Corp.	28,292	4,500,408
		6,512,781
Semiconductors & semiconductor equipment—1.6%
Analog Devices, Inc.	15,000	1,482,900
Cypress Semiconductor Corp.	38,600	535,382
Intel Corp.	139,058	6,552,413
Micron Technology, Inc.*	26,300	1,005,186
NXP Semiconductors N.V.	13,092	1,139,397
QUALCOMM, Inc.[2]	127,250	6,301,420
Skyworks Solutions, Inc.	3,900	284,856
Teradyne, Inc.	9,130	328,589
Versum Materials, Inc.	35,589	1,308,607
		18,938,750
Software—2.2%
Autodesk, Inc.*	2,620	385,664
CDK Global, Inc.	15,998	782,462
Microsoft Corp.	44,652	4,663,008
Oracle Corp.[1]	338,402	16,997,932
Symantec Corp.	32,030	673,271
Synopsys, Inc.*	8,528	796,089
Teradata Corp.*	12,000	532,560
		24,830,986
Specialty retail—0.6%
Advance Auto Parts, Inc.	3,390	539,688
AutoZone, Inc.*	740	627,032
Best Buy Co., Inc.	7,810	462,664
Burlington Stores, Inc.*	1,780	305,644
Home Depot, Inc./The	9,670	1,774,735
L Brands, Inc.	14,150	393,936
Lowe's Cos., Inc.	24,417	2,347,939
Tiffany & Co.	4,500	399,285
		6,850,923
Technology hardware, storage & peripherals—2.0%
Apple, Inc.	12,911	2,148,907
Hewlett Packard Enterprise Co.	630,415	9,828,170
HP, Inc.	343,959	7,577,417
NetApp, Inc.	46,081	2,938,585
Western Digital Corp.	12,584	566,154
		23,059,233
Textiles, apparel & luxury goods—0.5%
Columbia Sportswear Co.	7,580	676,060
Gildan Activewear, Inc.	69,278	2,347,139
Ralph Lauren Corp.	4,520	524,953
Skechers U.S.A., Inc., Class A*	23,700	643,929
Under Armour, Inc., Class A*,2	15,560	322,714
V. F. Corp.	9,150	770,156
		5,284,951
	Number of shares	Value
Common stocks—(concluded)
Tobacco—0.2%
Philip Morris International, Inc.[1]	34,044	$2,611,856
Trading companies & distributors—2.5%
Aircastle Ltd.	160,515	3,345,133
Fastenal Co.[2]	249,273	15,071,045
HD Supply Holdings, Inc.*	39,457	1,654,826
MSC Industrial Direct Co., Inc., Class A	97,516	8,141,611
Watsco, Inc.	2,160	318,557
WESCO International, Inc.*	6,430	336,932
		28,868,104
Water utilities—0.1%
Aqua America, Inc.	17,060	597,953
Wireless telecommunication services—0.1%
Telephone & Data Systems, Inc.	25,770	933,389
Total common stocks (cost—$1,201,641,206)		1,287,969,015
Short-term investment—1.4%
Investment company—1.4%
State Street Institutional U.S. Government Money Market Fund (cost—$16,785,307)	16,785,307	16,785,307
Investment of cash collateral from securities loaned—0.6%
Money market fund—0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$7,127,139)	7,127,139	7,127,139
Total investments before investments sold short (cost—$1,225,553,652)—114.1%		1,311,881,461
Investments sold short—(13.0)%
Common stocks—(13.0)%
Aerospace & defense—(0.1)%
TransDigm Group, Inc.	(3,921)	(1,533,111)
Airlines—(0.2)%
American Airlines Group, Inc.	(26,735)	(956,311)
Spirit Airlines, Inc.	(20,613)	(1,212,457)
		(2,168,768)
Auto components—(0.2)%
Autoliv, Inc.	(9,154)	(730,947)
Dorman Products, Inc.	(9,421)	(809,735)
Goodyear Tire & Rubber Co./The	(32,920)	(697,575)
		(2,238,257)
Banks—(0.9)%
CIT Group, Inc.	(17,870)	(825,415)
Community Bank System, Inc.	(21,629)	(1,296,659)
CVB Financial Corp.	(41,072)	(899,888)
First Financial Bankshares, Inc.	(22,483)	(1,373,711)
First Republic Bank	(13,048)	(1,260,828)
Glacier Bancorp, Inc.	(13,019)	(549,141)
Prosperity Bancshares, Inc.	(16,591)	(1,180,284)
Trustmark Corp.	(17,761)	(560,004)

PACE Large Co Value Equity Investments

Portfolio of Investments—January 31, 2019 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Banks—(concluded)
United Bankshares, Inc.	(22,695)	$(802,722)
Westamerica BanCorp.	(21,015)	(1,316,800)
		(10,065,452)
Biotechnology—(0.1)%
Biogen, Inc.	(1,580)	(527,372)
Building products—(0.3)%
AAON, Inc.	(36,937)	(1,364,453)
Johnson Controls International PLC	(22,150)	(748,006)
Owens Corning	(16,860)	(883,295)
Trex Co., Inc.	(10,557)	(736,456)
		(3,732,210)
Capital markets—(0.4)%
E*TRADE Financial Corp.	(12,820)	(598,181)
FactSet Research Systems, Inc.	(2,219)	(485,140)
KKR & Co., Inc., Class A	(36,632)	(822,388)
MarketAxess Holdings, Inc.	(6,401)	(1,374,743)
Raymond James Financial, Inc.	(15,050)	(1,211,525)
		(4,491,977)
Chemicals—(0.7)%
Ashland Global Holdings, Inc.	(21,380)	(1,622,742)
Balchem Corp.	(10,616)	(881,340)
Celanese Corp.	(11,920)	(1,141,459)
Element Solutions, Inc.	(42,560)	(478,374)
HB Fuller Co.	(12,686)	(626,562)
NewMarket Corp.	(1,772)	(710,732)
Quaker Chemical Corp.	(2,148)	(439,180)
RPM International, Inc.	(38,457)	(2,198,202)
		(8,098,591)
Commercial services & supplies—(0.3)%
Cimpress NV	(4,735)	(393,810)
Healthcare Services Group, Inc.	(21,813)	(951,483)
Ritchie Bros Auctioneers, Inc.	(26,418)	(949,992)
Rollins, Inc.	(32,080)	(1,194,659)
		(3,489,944)
Communications equipment—(0.1)%
ViaSat, Inc.	(16,419)	(1,029,307)
Construction & engineering—(0.2)%
Arcosa, Inc.	(16,787)	(494,031)
Fluor Corp.	(9,240)	(337,907)
Jacobs Engineering Group, Inc.	(27,084)	(1,755,043)
		(2,586,981)
Construction materials—(0.1)%
Martin Marietta Materials, Inc.	(4,921)	(869,442)
Vulcan Materials Co.	(7,330)	(745,095)
		(1,614,537)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Containers & packaging—(0.5)%
AptarGroup, Inc.	(5,786)	$(573,508)
Ball Corp.	(42,230)	(2,207,784)
Berry Global Group, Inc.	(19,383)	(954,613)
International Paper Co.	(12,370)	(586,709)
Owens-Illinois, Inc.	(40,440)	(811,631)
Sonoco Products Co.	(9,853)	(567,336)
		(5,701,581)
Distributors—(0.1)%
Genuine Parts Co.	(7,220)	(720,700)
LKQ Corp.	(29,381)	(770,370)
		(1,491,070)
Diversified consumer services—(0.1)%
Chegg, Inc.	(46,174)	(1,626,248)
Diversified financial services—(0.2)%
Voya Financial, Inc.	(42,670)	(1,981,168)
Diversified telecommunication services—(0.1)%
Cogent Communications Holdings, Inc.	(11,743)	(568,948)
Electric utilities—(0.2)%
Hawaiian Electric Industries, Inc.	(30,400)	(1,130,576)
IDACORP, Inc.	(5,692)	(554,970)
		(1,685,546)
Electronic equipment, instruments & components—(0.3)%
Corning, Inc.	(23,950)	(796,577)
Dolby Laboratories, Inc., Class A	(10,960)	(708,345)
Fitbit, Inc., Class A	(89,104)	(549,772)
Keysight Technologies, Inc.	(7,670)	(567,733)
National Instruments Corp.	(27,963)	(1,236,524)
		(3,858,951)
Energy equipment & services—(0.2)%
Helmerich & Payne, Inc.	(13,070)	(731,789)
National Oilwell Varco, Inc.	(36,657)	(1,080,648)
Oceaneering International, Inc.	(37,030)	(581,001)
		(2,393,438)
Entertainment—(0.0)%†
Twenty-First Century Fox, Inc., Class B	(6,010)	(294,851)
Equity real estate investment trusts—(0.1)%
Iron Mountain, Inc.	(11,589)	(431,111)
Public Storage	(2,015)	(428,228)
		(859,339)
Food & staples retailing—(0.1)%
Casey's General Stores, Inc.	(6,635)	(853,792)
Food products—(0.8)%
B&G Foods, Inc.	(26,013)	(693,507)
Bunge Ltd.	(12,700)	(699,389)
Campbell Soup Co.	(16,833)	(596,393)
General Mills, Inc.	(35,562)	(1,580,375)

PACE Large Co Value Equity Investments

Portfolio of Investments—January 31, 2019 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Food products—(concluded)
Hershey Co./The	(4,360)	$(462,596)
Hormel Foods Corp.	(31,466)	(1,331,641)
Kellogg Co.	(19,850)	(1,171,348)
Lancaster Colony Corp.	(5,183)	(824,460)
McCormick & Co., Inc.	(4,610)	(569,980)
Post Holdings, Inc.	(10,930)	(1,014,523)
Tyson Foods, Inc., Class A	(100)	(6,192)
		(8,950,404)
Gas utilities—(0.1)%
UGI Corp.	(25,030)	(1,427,461)
Health care equipment & supplies—(0.1)%
DENTSPLY SIRONA, Inc.	(35,983)	(1,509,487)
Health care providers & services—(0.1)%
Molina Healthcare, Inc.	(2,490)	(331,120)
Premier, Inc., Class A	(16,230)	(645,792)
		(976,912)
Health care technology—(0.2)%
Cerner Corp.	(12,860)	(706,142)
Medidata Solutions, Inc.	(13,958)	(990,460)
		(1,696,602)
Hotels, restaurants & leisure—(0.6)%
Chipotle Mexican Grill, Inc.	(1,917)	(1,015,262)
Choice Hotels International, Inc.	(10,167)	(804,820)
Cracker Barrel Old Country Store, Inc.	(4,743)	(793,409)
International Game Technology PLC	(38,180)	(624,625)
Norwegian Cruise Line Holdings Ltd.	(12,694)	(652,852)
SeaWorld Entertainment, Inc.	(28,892)	(752,637)
Shake Shack, Inc., Class A	(11,173)	(533,623)
Texas Roadhouse, Inc.	(17,217)	(1,047,482)
		(6,224,710)
Household durables—(0.3)%
Garmin Ltd.	(13,904)	(961,879)
Leggett & Platt, Inc.	(39,582)	(1,621,279)
Whirlpool Corp.	(6,970)	(927,079)
		(3,510,237)
Household products—(0.0)%†
Spectrum Brands Holdings, Inc.	(7,730)	(431,952)
Independent power and renewable electricity producers—(0.1)%
AES Corp.	(97,120)	(1,591,797)
Insurance—(1.2)%
Aflac, Inc.	(27,510)	(1,312,227)
Assurant, Inc.	(20,170)	(1,944,186)
Athene Holding Ltd., Class A	(15,480)	(664,092)
Brighthouse Financial, Inc.	(38,300)	(1,430,122)
Cincinnati Financial Corp.	(20,312)	(1,647,709)
Erie Indemnity Co., Class A	(7,091)	(1,037,981)
Hartford Financial Services Group, Inc./The	(700)	(32,844)
Old Republic International Corp.	(55,710)	(1,122,557)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Insurance—(concluded)
Reinsurance Group of America, Inc.	(8,210)	$(1,185,935)
RenaissanceRe Holdings Ltd.	(3,380)	(466,541)
RLI Corp.	(20,322)	(1,341,455)
Willis Towers Watson PLC	(6,220)	(1,012,554)
		(13,198,203)
Internet & direct marketing retail—(0.2)%
Liberty Expedia Holdings, Inc., Class A	(11,750)	(481,633)
MercadoLibre, Inc.	(4,617)	(1,680,588)
Wayfair, Inc., Class A	(4,866)	(532,632)
		(2,694,853)
IT services—(0.4)%
Conduent, Inc.	(57,770)	(736,567)
DXC Technology Co.	(10,590)	(679,031)
Gartner, Inc.	(4,930)	(669,938)
LiveRamp Holdings, Inc.	(10,140)	(440,482)
Shopify, Inc., Class A	(6,943)	(1,169,687)
Western Union Co./The	(55,630)	(1,015,247)
		(4,710,952)
Life sciences tools & services—(0.0)%†
PerkinElmer, Inc.	(4,610)	(417,205)
Machinery—(0.4)%
Caterpillar, Inc.	(3,500)	(466,060)
Flowserve Corp.	(56,954)	(2,508,254)
Trinity Industries, Inc.	(50,290)	(1,175,780)
Wabtec Corp.	(11,684)	(808,066)
		(4,958,160)
Marine—(0.0)%†
Kirby Corp.	(5,830)	(436,725)
Media—(0.2)%
GCI Liberty, Inc., Class A	(10,290)	(523,761)
Interpublic Group of Cos., Inc./The	(25,840)	(587,860)
News Corp., Class A	(50,160)	(643,553)
Omnicom Group, Inc.	(13,010)	(1,013,219)
		(2,768,393)
Multi-utilities—(0.1)%
NiSource, Inc.	(31,720)	(865,322)
Oil, gas & consumable fuels—(0.5)%
Apache Corp.	(36,652)	(1,202,919)
Cenovus Energy, Inc.	(119,889)	(933,936)
Delek US Holdings, Inc.	(24,330)	(790,968)
EQT Corp.	(33,200)	(646,404)
Hess Corp.	(18,817)	(1,016,118)
Murphy Oil Corp.	(47,237)	(1,291,932)
Range Resources Corp.	(27,710)	(305,641)
		(6,187,918)
Personal products—(0.1)%
Herbalife Nutrition Ltd.	(12,320)	(735,504)

PACE Large Co Value Equity Investments

Portfolio of Investments—January 31, 2019 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Professional services—(0.4)%
CoStar Group, Inc.	(1,768)	$(690,828)
IHS Markit Ltd.	(25,130)	(1,304,750)
Nielsen Holdings PLC	(17,630)	(452,738)
Thomson Reuters Corp.	(27,685)	(1,449,033)
Verisk Analytics, Inc.	(5,251)	(616,520)
		(4,513,869)
Real estate management & development—(0.2)%
Jones Lang LaSalle, Inc.	(13,300)	(1,907,353)
Road & rail—(0.2)%
Genesee & Wyoming, Inc., Class A	(11,680)	(917,114)
Heartland Express, Inc.	(23,337)	(466,973)
Ryder System, Inc.	(11,710)	(678,126)
		(2,062,213)
Semiconductors & semiconductor equipment—(0.1)%
Cree, Inc.	(28,823)	(1,453,544)
Software—(0.7)%
ACI Worldwide, Inc.	(45,578)	(1,347,286)
FireEye, Inc.	(24,719)	(437,032)
Guidewire Software, Inc.	(10,797)	(935,884)
HubSpot, Inc.	(9,825)	(1,555,396)
LogMeIn, Inc.	(5,000)	(465,100)
Proofpoint, Inc.	(10,872)	(1,107,530)
Workday, Inc., Class A	(6,830)	(1,239,850)
Zendesk, Inc.	(12,707)	(858,104)
		(7,946,182)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Specialty retail—(0.2)%
AutoNation, Inc.	(9,180)	$(355,725)
Michaels Cos., Inc./The	(34,600)	(479,556)
Monro, Inc.	(14,851)	(1,064,223)
Penske Automotive Group, Inc.	(12,320)	(577,561)
		(2,477,065)
Technology hardware, storage & peripherals—(0.1)%
Hewlett Packard Enterprise Co.	(51,759)	(806,923)
Xerox Corp.	(15,874)	(447,805)
		(1,254,728)
Textiles, apparel & luxury goods—(0.1)%
Under Armour, Inc., Class A	(41,764)	(866,185)
Trading companies & distributors—(0.1)%
Univar, Inc.	(34,230)	(713,011)
Total investments sold short (proceeds—$138,982,106)		(149,378,386)
Liabilities in excess of other assets—(1.1)%		(13,196,985)
Net assets—100.0%		$1,149,306,090

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,287,969,015	$—	$—	$1,287,969,015
Short-term investment	—	16,785,307	—	16,785,307
Investment of cash collateral from securities loaned	—	7,127,139	—	7,127,139
Total	$1,287,969,015	$23,912,446	$—	$1,311,881,461
Liabilities
Investments sold short	$(149,378,386)	$—	$—	$(149,378,386)

At January 31, 2019, there were no transfers between Level 1 and Level 2.

PACE Large Co Value Equity Investments

Portfolio of Investments—January 31, 2019 (unaudited)

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Performance

For the six months ended January 31, 2019, the Portfolio's Class P shares returned -4.01% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") returned -2.77%, and the Lipper Large-Cap Growth Funds category posted a median return of -2.91%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 168. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2

The Portfolio underperformed its benchmark during the reporting period. Stock selection across sectors was the largest detractor from performance overall but selection was somewhat offset by allocation across sectors. Stock selection in the Industrials and Communication Services sectors were the largest drivers of underperformance versus the benchmark. The Portfolio exhibited particularly strong stock selection in Information Technology, however, which helped relative performance. In terms of relative returns, portfolio positions in the Energy and Industrials sectors were the worst performing areas over the period as portfolio holdings in both sectors posted double-digit negative returns.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Jackson Square Partners, LLC ("JSP");

Mar Vista Investment Partners ("Mar Vista");

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

JSP: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin, Christopher Eriksen and William Montana;

Mar Vista: Brian L. Massey and Silas A. Myers;

J.P. Morgan: Giri Devulapally and Joseph Wilson

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy in which the subadvisor seeks to identify companies with secular business models and opportunities to generate consistent, long-term growth of intrinsic business value.

• A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and ample opportunities to grow

(continued on next page)

PACE Large Co Growth Equity Investments

Investment process
(concluded)

and reinvest capital at high rates of return.

• A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(4.12)%	(2.68)%	10.51%	14.80%
Class Y2	(3.97)	(2.45)	10.80	15.11
Class P3	(4.01)	(2.45)	10.78	15.09
After deducting maximum sales charge
Class A1	(9.38)	(8.03)	9.26	14.16
Russell 1000 Growth Index[4]	(2.77)	0.24	12.97	16.86
Lipper Large-Cap Growth Funds median	(2.91)	0.28	11.65	15.58

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(8.99)%	(3.47)%	7.98%	13.21%
Class Y2	(8.87)	(3.25)	8.25	13.52
Class P3	(8.88)	(3.25)	8.24	13.50
After deducting maximum sales charge
Class A1	(14.01)	(8.78)	6.76	12.57

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—1.14% and 1.13%; Class Y—0.88% and 0.88%; and Class P—0.90% and 0.88%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.13%; Class Y—0.88%; and Class P—0.88%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Large Co Growth Equity Investments

Portfolio statistics—January 31, 2019 (unaudited)

Top ten holdings[1]	Percentage of net assets
Microsoft Corp.	4.4%
Alphabet, Inc., Class C	3.7
Berkshire Hathaway, Inc., Class B	3.1
Amazon.com, Inc.	3.0
American Tower Corp.	3.0
Markel Corp.	3.0
Roper Industries, Inc.	2.6
Honeywell International, Inc.	2.4
Apple, Inc.	2.4
MasterCard, Inc., Class A	2.3
Total	29.9%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	95.9%
United Kingdom	1.7
Netherlands	1.6
Cayman Islands	0.7
Canada	0.1
Total	100.0%
Sectors[1]	Percentage of net assets
Information Technology	37.3%
Financials	18.5
Consumer Discretionary	14.4
Health Care	11.0
Industrials	9.9
Consumer Staples	4.7
Materials	1.8
Total	97.6%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—97.6%
Aerospace & defense—2.5%
Boeing Co./The	20,452	$7,886,700
TransDigm Group, Inc.*	55,683	21,772,053
		29,658,753
Air freight & logistics—1.8%
FedEx Corp.	52,530	9,327,752
XPO Logistics, Inc.*	194,094	11,797,033
		21,124,785
Airlines—0.1%
Delta Air Lines, Inc.	5,601	276,858
Southwest Airlines Co.	11,124	631,398
		908,256
Automobiles—0.1%
Tesla, Inc.*,1	4,993	1,532,951
Banks—1.9%
SVB Financial Group*	1,838	428,953
US Bancorp	422,658	21,623,183
		22,052,136
Beverages—1.3%
Constellation Brands, Inc., Class A	74,470	12,932,460
Monster Beverage Corp.*	39,095	2,237,798
		15,170,258
Biotechnology—2.0%
Biogen, Inc.*	58,869	19,649,295
Regeneron Pharmaceuticals, Inc.*	653	280,313
Vertex Pharmaceuticals, Inc.*	19,749	3,770,282
		23,699,890
Capital markets—6.5%
Charles Schwab Corp./The	392,633	18,363,445
CME Group, Inc.	66,627	12,144,770
Intercontinental Exchange, Inc.	235,669	18,089,953
KKR & Co., Inc., Class A1	1,004,876	22,559,466
S&P Global, Inc.	27,014	5,177,233
		76,334,867
Chemicals—2.0%
Ecolab, Inc.	135,911	21,497,043
Sherwin-Williams Co./The	4,655	1,962,175
		23,459,218
Communications equipment—1.0%
Arista Networks, Inc.*	56,096	12,048,299
Diversified financial services—3.1%
Berkshire Hathaway, Inc., Class B*	179,738	36,943,349
Electrical equipment—0.1%
Rockwell Automation, Inc.	3,228	547,211
Electronic equipment, instruments & components—0.1%
Amphenol Corp., Class A	9,800	861,616
	Number of shares	Value
Common stocks—(continued)
Entertainment—2.2%
Activision Blizzard, Inc.	21,720	$1,026,053
Netflix, Inc.*	20,090	6,820,555
Take-Two Interactive Software, Inc.*	164,951	17,410,578
		25,257,186
Equity real estate investment trusts—4.0%
American Tower Corp.	207,319	35,833,016
Crown Castle International Corp.	79,342	9,287,774
Equinix, Inc.	3,987	1,570,878
		46,691,668
Food & staples retailing—0.2%
Costco Wholesale Corp.	11,288	2,422,743
Food products—1.3%
Mondelez International, Inc., Class A	323,997	14,988,101
Health care equipment & supplies—1.9%
ABIOMED, Inc.*	4,515	1,585,081
Becton Dickinson and Co.	12,381	3,088,564
Boston Scientific Corp.*	150,233	5,731,389
DexCom, Inc.*	37,382	5,271,983
Intuitive Surgical, Inc.*	13,501	7,069,664
		22,746,681
Health care providers & services—2.1%
UnitedHealth Group, Inc.	92,626	25,027,545
Health care technology—0.2%
Veeva Systems, Inc., Class A*	18,530	2,020,882
Industrial conglomerates—5.0%
Honeywell International, Inc.	200,271	28,764,923
Roper Industries, Inc.	107,376	30,415,326
		59,180,249
Insurance—3.0%
Markel Corp.*	33,707	35,510,662
Interactive media & services—8.6%
Alphabet, Inc., Class A*	12,481	14,052,233
Alphabet, Inc., Class C*	39,465	44,057,542
Facebook, Inc., Class A*	123,116	20,522,206
Match Group, Inc.[1]	46,176	2,469,954
TripAdvisor, Inc.*	323,561	18,565,930
Twitter, Inc.*	49,576	1,663,771
		101,331,636
Internet & direct marketing retail—4.3%
Alibaba Group Holding Ltd., ADR*	46,895	7,901,338
Amazon.com, Inc.*	20,870	35,869,895
Booking Holdings, Inc.*	602	1,103,352
GrubHub, Inc.*,1	20,682	1,662,833
MercadoLibre, Inc.*,1	8,020	2,919,280
Wayfair, Inc., Class A*,1	12,965	1,419,149
		50,875,847

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
IT services—6.8%
MasterCard, Inc., Class A	129,482	$27,337,535
PayPal Holdings, Inc.*	264,285	23,457,936
Shopify, Inc., Class A*,1	9,221	1,553,462
Square, Inc., Class A*,1	33,755	2,408,419
Visa, Inc., Class A	163,028	22,010,410
Worldpay, Inc., Class A*	41,068	3,428,357
		80,196,119
Leisure products—1.7%
Hasbro, Inc.	224,153	20,299,296
Life sciences tools & services—4.7%
Illumina, Inc.*	53,437	14,951,138
IQVIA Holdings, Inc.*	199,284	25,709,629
Mettler-Toledo International, Inc.*	17,992	11,481,775
Thermo Fisher Scientific, Inc.	14,604	3,587,764
		55,730,306
Media—2.5%
Charter Communications, Inc., Class A*	32,844	10,873,006
Liberty Global PLC, Class A*	117,204	2,859,778
Liberty Global PLC, Series C*	652,722	15,378,130
		29,110,914
Multiline retail—3.3%
Dollar General Corp.	168,624	19,464,268
Dollar Tree, Inc.*	205,407	19,889,560
		39,353,828
Personal products—2.0%
Estee Lauder Cos., Inc./The, Class A	26,427	3,605,171
Unilever N.V. NY Registered Shares	361,798	19,359,811
		22,964,982
Professional services—0.2%
CoStar Group, Inc.*	6,117	2,390,157
Road & rail—0.2%
Norfolk Southern Corp.	13,158	2,207,123
Semiconductors & semiconductor equipment—4.0%
Advanced Micro Devices, Inc.*	62,482	1,525,186
Applied Materials, Inc.	468,213	18,297,764
Microchip Technology, Inc.[1]	277,870	22,332,412
NVIDIA Corp.	13,621	1,958,019
Texas Instruments, Inc.	24,761	2,492,937
Xilinx, Inc.	5,268	589,700
		47,196,018
	Number of shares	Value
Common stocks—(concluded)
Software—13.3%
Adobe, Inc.*	93,477	$23,165,470
Atlassian Corp. PLC, Class A*	19,580	1,926,672
Autodesk, Inc.*	121,616	17,901,875
Intuit, Inc.	114,918	24,801,603
Microsoft Corp.	491,571	51,334,760
Oracle Corp.	446,715	22,438,494
Salesforce.com, Inc.*	42,165	6,407,815
ServiceNow, Inc.*	31,592	6,950,872
Trade Desk, Inc./The, Class A*,1	14,364	2,049,456
		156,977,017
Specialty retail—0.8%
Home Depot, Inc./The	27,602	5,065,795
Ross Stores, Inc.	43,732	4,028,592
		9,094,387
Technology hardware, storage & peripherals—2.4%
Apple, Inc.	169,619	28,231,386
Textiles, apparel & luxury goods—0.4%
Lululemon Athletica, Inc.*	31,776	4,696,811
Total common stocks (cost—$880,798,567)		1,148,843,133
Short-term investment—2.0%
Investment company—2.0%
State Street Institutional U.S. Government Money Market Fund (cost—$24,087,196)	24,087,196	24,087,196
Investment of cash collateral from securities loaned—0.6%
Money market fund—0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$6,850,440)	6,850,440	6,850,440
Total investments (cost—$911,736,203)—100.2%		1,179,780,769
Liabilities in excess of other assets—(0.2)%		(2,876,279)
Net assets—100.0%		$1,176,904,490

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,148,843,133	$—	$—	$1,148,843,133
Short-term investment	—	24,087,196	—	24,087,196
Investment of cash collateral from securities loaned	—	6,850,440	—	6,850,440
Total	$1,148,843,133	$30,937,636	$—	$1,179,780,769

At January 31, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Performance

For the six months ended January 31, 2019, the Portfolio's Class P shares returned -11.89% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") returned -7.24%, and the Lipper Small-Cap Value Funds category posted a median return of -10.75%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 175. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

The Portfolio underperformed its benchmark over the reporting period. Weak stock selection drove the underperformance but allocation detracted as well. Poor stock selection within the Energy, Consumer Discretionary, and Information Technology sectors were the largest drivers of underperformance. The Energy sector was the worst performing sector during the period and the overweight positioning also detracted as did the underweight to higher yield sectors such as Utilities and real estate investments trusts ("REITs"). Strong stock selection within the Industrials and Financials sectors partially offset other detractors during the reporting period.

Advisor's comments3

The Portfolio underperformed its benchmark over the reporting period. Weak stock selection drove the underperformance but allocation detracted as well. Poor stock selection within the Energy, Consumer Discretionary, and Information Technology sectors were the largest drivers of underperformance. The Energy sector was the worst performing sector during the period and the overweight positioning also detracted relative to the benchmark as did the underweight to higher yield sectors such as Utilities and real estate investments trusts ("REITs"). Strong stock selection within the Industrials and Financials sectors partially offset other detractors during the reporting period.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Systematic was removed after the reporting period.

3  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Systematic Financial Management, L.P. ("Systematic") (through February 21, 2019);

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick"); Sapience Investments, LLC ("Sapience");
Huber Capital Management LLC ("Huber")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Systematic2 (through February 21, 2019): Ronald M. Mushock and D. Kevin McCreesh;

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone Sapience: Samir Sikka;

Huber Capital: Joseph Huber

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A "value equity" strategy in which the subadvisor targets smaller capitalization companies with sustainable business models selling below their value.

• A strategy that employs a two-pronged investment approach that utilizes quantitative screening and funda-

(continued on next page)

PACE Small/Medium Co Value Equity Investments

Investment process
(concluded)

mental research to identify value companies with strong potential for positive earnings revisions.

• A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

• A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.
Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(12.01)%	(9.91)%	5.48%	13.34%
Class Y2	(11.89)	(9.63)	5.67	13.56
Class P3	(11.89)	(9.77)	5.63	13.51
After deducting maximum sales charge
Class A1	(16.86)	(14.88)	4.29	12.70
Russell 2500 Value Index[4]	(7.24)	(3.78)	6.96	14.21
Lipper Small-Cap Value Funds median[5]	(10.75)	(7.45)	5.31	13.50
Lipper Small-Cap Core Funds median[5]	(9.62)	(5.54)	6.45	14.00

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(18.78)%	(16.80)%	2.62%	10.81%
Class Y2	(18.64)	(16.51)	2.80	11.03
Class P3	(18.71)	(16.67)	2.76	10.98
After deducting maximum sales charge
Class A1	(23.25)	(21.37)	1.47	10.19

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—1.21% and 1.21%; Class Y—0.89% and 0.89%; and Class P—1.07% and 1.04%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.29%; Class Y—1.04%; and Class P—1.04%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

5  On April 18, 2018, Lipper changed the peer group classification for PACE Small/Medium Co Value Equity Investments from the Small-Cap Core Funds category to the Small-Cap Value Funds category.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Small/Medium Co Value Equity Investments

Portfolio statistics—January 31, 2019 (unaudited)

Top ten holdings[1]	Percentage of net assets
Lamar Advertising Co., Class A	2.2%
TransUnion	2.2
Scotts Miracle-Gro Co./The, Class A	2.1
Broadridge Financial Solutions, Inc.	2.0
RBC Bearings, Inc.	1.9
W.R. Berkley Corp.	1.8
Cheesecake Factory, Inc./The	1.8
Expeditors International of Washington, Inc.	1.7
HFF, Inc., Class A	1.7
Snap-on, Inc.	1.7
Total	19.1%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	89.1%
Bermuda	5.5
United Kingdom	1.9
Netherlands	1.5
Canada	1.5
Total	99.5%
Sectors[1]	Percentage of net assets
Financials	29.4%
Industrials	21.6
Information Technology	13.2
Consumer Discretionary	12.5
Energy	6.7
Materials	6.6
Health Care	4.1
Consumer Staples	1.8
Utilities	1.3
Telecommunication Services	0.0 *
Total	97.2%

*  Amount represents less than 0.05%.

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—97.2%
Aerospace & defense—0.1%
Wesco Aircraft Holdings, Inc.*	67,500	$589,950
Air freight & logistics—1.7%
Echo Global Logistics, Inc.*	3,875	92,070
Expeditors International of Washington, Inc.	106,000	7,345,800
		7,437,870
Airlines—0.0%†
Alaska Air Group, Inc.	1,180	75,461
Automobiles—1.5%
Thor Industries, Inc.	97,600	6,355,712
Banks—11.5%
Atlantic Capital Bancshares, Inc.*	49,700	898,576
Bank of Hawaii Corp.	74,216	5,739,123
Bank of NT Butterfield & Son Ltd./The	104,670	3,668,684
Bank OZK	94,780	2,875,625
Cadence BanCorp	164,000	3,075,000
Cathay General Bancorp	48,790	1,811,085
Citizens Financial Group, Inc.	7,380	250,330
Comerica, Inc.	2,585	203,543
First Citizens BancShares, Inc., Class A	4,700	1,915,391
First Hawaiian, Inc.	141,780	3,648,000
First Horizon National Corp.	202,100	2,966,828
Glacier Bancorp, Inc.	42,950	1,811,631
Hancock Whitney Corp.	58,290	2,394,553
Popular, Inc.	33,630	1,836,534
Regions Financial Corp.	45,600	691,752
Signature Bank	44,600	5,678,026
Sterling Bancorp	248,550	4,782,102
SunTrust Banks, Inc.	19,500	1,158,690
Wintrust Financial Corp.	54,221	3,857,282
Zions Bancorp NA	4,260	202,733
		49,465,488
Biotechnology—1.1%
Anika Therapeutics, Inc.*	123,200	4,680,368
Building products—0.5%
Continental Building Products, Inc.*	87,710	2,310,281
Capital markets—3.3%
Artisan Partners Asset Management, Inc., Class A	114,700	2,674,804
BrightSphere Investment Group PLC	52,700	651,899
MSCI, Inc.	41,650	7,091,745
Stifel Financial Corp.	1,815	86,884
Uranium Participation Corp.*	310,400	1,129,200
Virtus Investment Partners, Inc.	29,300	2,636,121
		14,270,653
Chemicals—4.6%
Axalta Coating Systems Ltd.*	162,300	4,158,126
FMC Corp.	1,085	86,583
Huntsman Corp.	3,015	66,240
Innospec, Inc.	46,392	3,259,966
Livent Corp.*	2,490	31,523
Mosaic Co./The	1,305	42,125
	Number of shares	Value
Common stocks—(continued)
Chemicals—(concluded)
Scotts Miracle-Gro Co./The, Class A1	119,490	$8,884,081
Valvoline, Inc.	150,460	3,326,671
		19,855,315
Commercial services & supplies—2.9%
Herman Miller, Inc.	2,190	74,964
KAR Auction Services, Inc.	89,760	4,668,418
Ritchie Bros Auctioneers, Inc.	78,490	2,822,500
Steelcase, Inc., Class A	26,253	433,174
Stericycle, Inc.*	97,300	4,288,984
		12,288,040
Communications equipment—1.6%
ARRIS International PLC*	69,100	2,169,049
Ciena Corp.*	1,345	51,231
Comtech Telecommunications Corp.	180,377	4,504,014
Plantronics, Inc.	800	31,032
		6,755,326
Construction & engineering—0.9%
EMCOR Group, Inc.	1,395	90,996
KBR, Inc.	220,125	3,786,150
		3,877,146
Consumer finance—1.0%
Enova International, Inc.*	91,126	2,100,455
EZCORP, Inc., Class A*	153,810	1,433,509
Nelnet, Inc., Class A	10,900	573,340
		4,107,304
Containers & packaging—0.8%
Silgan Holdings, Inc.	118,730	3,279,322
Sonoco Products Co.	1,120	64,490
		3,343,812
Distributors—0.0%†
Funko, Inc., Class A*	1,765	30,623
Diversified consumer services—0.0%†
K12, Inc.*	1,970	62,075
Diversified financial services—0.7%
FGL Holdings*,1	347,210	2,746,431
Voya Financial, Inc.	6,600	306,438
		3,052,869
Electric utilities—0.7%
Entergy Corp.	17,145	1,529,163
Evergy, Inc.	15,394	882,384
Portland General Electric Co.	13,700	661,984
		3,073,531
Electronic equipment, instruments & components—1.5%
CDW Corp.	73,300	6,103,691
II-VI, Inc.*	1,730	65,671

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—(concluded)
KEMET Corp.	3,105	$55,020
Zebra Technologies Corp., Class A*	625	108,500
		6,332,882
Energy equipment & services—2.6%
Core Laboratories N.V.[1]	64,650	4,361,289
Ensco PLC, Class A	86,600	381,040
Forum Energy Technologies, Inc.*	612,130	3,005,558
Helmerich & Payne, Inc.	1,155	64,669
Hunting PLC, ADR	317,400	2,331,874
Superior Energy Services, Inc.*	78,100	305,371
TETRA Technologies, Inc.*	137,200	292,236
Weatherford International PLC*,1	431,068	279,505
		11,021,542
Entertainment—1.4%
Cinemark Holdings, Inc., Class A	140,800	5,761,536
Liberty Media Corp-Liberty Formula One, Class C*	2,450	76,857
		5,838,393
Equity real estate investment trusts—6.5%
CatchMark Timber Trust, Inc., Class A	47,437	435,946
CoreCivic, Inc.	107,230	2,130,660
Cousins Properties, Inc.	9,920	87,792
Gaming and Leisure Properties, Inc.	4,295	161,063
Granite Real Estate Investment Trust	50,600	2,313,938
Host Hotels & Resorts, Inc.	5,535	99,962
Lamar Advertising Co., Class A	123,450	9,190,852
Liberty Property Trust	3,840	181,018
Medical Properties Trust, Inc.	2,560	46,592
Office Properties Income Trust	36,975	1,184,309
Outfront Media, Inc.	215,610	4,473,908
Physicians Realty Trust	185,170	3,353,429
QTS Realty Trust, Inc., Class A	94,740	3,989,501
Ryman Hospitality Properties, Inc.	1,335	107,267
SL Green Realty Corp.	435	40,207
		27,796,444
Food & staples retailing—0.0%†
BJ's Wholesale Club Holdings, Inc.*	5,475	144,047
Food products—1.3%
Conagra Brands, Inc.	17,600	380,864
Lamb Weston Holdings, Inc.	12,900	932,670
Nomad Foods Ltd.*	7,160	131,243
Post Holdings, Inc.*	18,243	1,693,315
TreeHouse Foods, Inc.*	32,180	1,878,025
Tyson Foods, Inc., Class A	8,800	544,896
		5,561,013
Health care equipment & supplies—1.0%
CONMED Corp.	10,500	738,675
Integra LifeSciences Holdings Corp.*	38,810	1,838,042
Natus Medical, Inc.*	51,960	1,753,130
		4,329,847
	Number of shares	Value
Common stocks—(continued)
Health care providers & services—1.0%
Acadia Healthcare Co., Inc.*,1	78,940	$2,159,799
Encompass Health Corp.	1,560	104,270
Hanger, Inc.*	59,300	1,244,114
Tenet Healthcare Corp.*	31,400	690,486
WellCare Health Plans, Inc.*	480	132,710
		4,331,379
Hotels, restaurants & leisure—2.9%
Brinker International, Inc.	1,685	68,276
Cheesecake Factory, Inc./The[1]	166,600	7,477,008
Darden Restaurants, Inc.	680	71,353
Dave & Buster's Entertainment, Inc.	91,660	4,715,907
		12,332,544
Household durables—0.5%
Lennar Corp., Class B	20,950	798,614
Tupperware Brands Corp.	54,000	1,472,580
		2,271,194
Household products—1.0%
WD-40 Co.[1]	23,600	4,289,300
Independent power and renewable electricity producers—0.0%†
NRG Energy, Inc.	1,310	53,592
Insurance—3.8%
Argo Group International Holdings Ltd.	49,530	3,305,632
Assured Guaranty Ltd.	48,360	1,961,482
Athene Holding Ltd., Class A*	3,765	161,518
Brighthouse Financial, Inc.*	33,900	1,265,826
CNA Financial Corp.	2,955	135,516
CNO Financial Group, Inc.	80,437	1,438,214
Lincoln National Corp.	2,295	134,235
Old Republic International Corp.	6,730	135,610
W.R. Berkley Corp.	100,150	7,700,533
		16,238,566
Interactive media & services—1.5%
Cars.com, Inc.*	236,430	6,456,903
Internet & direct marketing retail—1.2%
Despegar.com Corp.*,1	227,590	3,418,402
Qurate Retail, Inc.*	86,200	1,874,850
		5,293,252
IT services—4.9%
Akamai Technologies, Inc.*	865	56,312
Broadridge Financial Solutions, Inc.	84,100	8,479,803
Cass Information Systems, Inc.	106,794	5,242,517
Jack Henry & Associates, Inc.	46,900	6,263,495
Perficient, Inc.*	3,475	88,647
Perspecta, Inc.	3,260	65,363
Science Applications International Corp.	12,100	812,394
		21,008,531
Leisure products—0.0%†
Brunswick Corp.	1,485	74,725

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Life sciences tools & services—0.9%
PerkinElmer, Inc.	360	$32,580
QIAGEN N.V.*	3,445	127,568
Syneos Health, Inc.*	74,950	3,825,448
		3,985,596
Machinery—7.8%
Altra Industrial Motion Corp.	113,845	3,484,795
Donaldson Co., Inc.	91,500	4,326,120
EnPro Industries, Inc.	40,170	2,653,229
Graco, Inc.	129,800	5,624,234
Meritor, Inc.*	4,835	99,988
Oshkosh Corp.	1,465	109,948
RBC Bearings, Inc.*	56,500	7,877,230
Snap-on, Inc.	43,500	7,220,565
Terex Corp.	64,730	1,987,858
Timken Co./The	1,830	77,940
Trinity Industries, Inc.	2,180	50,968
		33,512,875
Media—0.5%
Liberty Latin America Ltd., Class A*	124,000	2,161,940
MSG Networks, Inc., Class A*	1,980	44,352
		2,206,292
Metals & mining—0.4%
Alcoa Corp.*	1,570	46,598
Carpenter Technology Corp.	14,300	675,818
Commercial Metals Co.	4,425	77,216
Kaiser Aluminum Corp.	10,300	1,033,811
		1,833,443
Mortgage real estate investment trust—0.9%
Redwood Trust, Inc.	223,950	3,612,314
Multi-utilities—0.6%
NorthWestern Corp.	38,700	2,473,317
Oil, gas & consumable fuels—4.2%
Chesapeake Energy Corp.*	714,002	2,034,906
Diamondback Energy, Inc.	897	92,499
Golar LNG Ltd.	43,170	961,396
Golar LNG Partners LP	176,700	2,367,780
HighPoint Resources Corp.*	419,000	1,173,200
Oasis Petroleum, Inc.*	513,010	3,088,320
PBF Energy, Inc., Class A	2,105	77,085
Teekay Tankers Ltd., Class A	872,123	872,123
Viper Energy Partners LP	92,450	2,931,589
WPX Energy, Inc.*	348,740	4,275,552
		17,874,450
Personal products—0.4%
elf Beauty, Inc.*,1	220,330	1,850,772
Pharmaceuticals—0.0%†
Jazz Pharmaceuticals PLC*	785	98,824
	Number of shares	Value
Common stocks—(continued)
Professional services—2.8%
ICF International, Inc.	1,210	$79,763
Resources Connection, Inc.	163,750	2,736,263
TransUnion	151,100	9,189,902
		12,005,928
Real estate management & development—1.8%
CBRE Group, Inc., Class A*	2,100	96,075
Cushman & Wakefield PLC*	8,430	145,333
HFF, Inc., Class A	175,350	7,262,997
		7,504,405
Road & rail—2.7%
Genesee & Wyoming, Inc., Class A*	35,280	2,770,186
Knight-Swift Transportation Holdings, Inc.[1]	75,230	2,388,552
Landstar System, Inc.	61,100	6,206,538
		11,365,276
Semiconductors & semiconductor equipment—0.5%
NXP Semiconductor N.V.	26,300	2,288,889
Xperi Corp.	1,135	24,323
		2,313,212
Software—1.6%
American Software, Inc., Class A	592,480	6,552,829
Symantec Corp.	1,150	24,173
Synopsys, Inc.*	1,400	130,690
Verint Systems, Inc.*	2,385	115,362
		6,823,054
Specialty retail—2.9%
Advance Auto Parts, Inc.	655	104,276
Ascena Retail Group, Inc.*	1,722,810	4,220,885
Dick's Sporting Goods, Inc.	4,140	146,183
Michaels Cos., Inc./The*,1	357,097	4,949,364
Party City Holdco, Inc.*,1	21,920	241,997
Signet Jewelers Ltd.	107,430	2,616,995
		12,279,700
Technology hardware, storage & peripherals—1.6%
Diebold Nixdorf, Inc.[1,2]	1,443,370	6,134,322
Hewlett Packard Enterprise Co.	42,100	656,339
		6,790,661
Textiles, apparel & luxury goods—0.7%
Movado Group, Inc.	1,915	61,184
Ralph Lauren Corp.	660	76,652
Samsonite International SA, ADR	180,350	2,696,233
		2,834,069
Thrifts & mortgage finance—0.8%
Essent Group Ltd.*	72,740	2,891,415
Washington Federal, Inc.	21,246	618,046
		3,509,461

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Trading companies & distributors—2.1%
AerCap Holdings N.V.*	1,055	$49,859
Air Lease Corp.	94,040	3,567,878
Beacon Roofing Supply, Inc.*	148,880	5,408,810
Titan Machinery, Inc.*	3,605	67,558
		9,094,105
Wireless telecommunication services—0.0%†
Telephone & Data Systems, Inc.	1,780	64,472
Total common stocks (cost—$388,293,831)		417,038,204
	Number of shares	Value
Short-term investment—1.9%
Investment company—1.9%
State Street Institutional U.S. Government Money Market Fund (cost—$8,140,443)	8,140,443	$8,140,443
Investment of cash collateral from securities loaned—3.0%
Money market fund—3.0%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$12,598,118)	12,598,118	12,598,118
Total investments (cost—$409,032,392)—102.1%		437,776,765
Liabilities in excess of other assets—(2.1)%		(8,846,055)
Net assets—100.0%		$428,930,710

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$414,706,330	$2,331,874	$—	$417,038,204
Short-term investment	—	8,140,443	—	8,140,443
Investment of cash collateral from securities loaned	—	12,598,118	—	12,598,118
Total	$414,706,330	$23,070,435	$—	$437,776,765

At January 31, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Illiquid investment at period end. Illiquid assets, in the amount of $6,134,323 represented 1.4% of the Portfolio's net assets at period end.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Performance

For the six months ended January 31, 2019, the Portfolio's Class P shares returned -3.00% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") returned -5.91%, and the Lipper Small-Cap Growth Funds category posted a median return of -6.15%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 183. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

The Portfolio outperformed its benchmark over the reporting period. Allocation across sectors and stock selection within the sectors were both contributors to the relative performance. The Energy and Financials sectors were the worst two performing areas of the portfolio with double-digit negative performance but the Fund's relative underweight to those areas contributed to outperformance versus the benchmark. Additionally, the Fund's overweight to Information Technology as well as strong stock selection in the Industrials and Consumer Discretionary spaces buoyed relative performance.

Advisor's comments2

The Portfolio outperformed its benchmark over the reporting period. Allocation across sectors and stock selection within the sectors were both contributors to the relative performance. The Energy and Financials sectors were the worst two performing areas of the portfolio with double-digit negative performance but the Portfolio's relative underweight to those areas contributed to outperformance versus the benchmark. Additionally, the Portfolio's overweight to Information Technology as well as strong stock selection in the Industrials and Consumer Discretionary spaces buoyed relative performance.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Riverbridge Partners, LLC ("Riverbridge"); LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG") (through January 9, 2019); Timpani Capital Management LLC ("Timpani"), Jacobs Levy Equity Management, Inc. ("Jacobs Levy") (effective as of January 10, 2019)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Riverbridge: Mark Thompson;

LMCG: Andrew Morey;

Timpani: Brandon Nelson

Jacob Levy: Bruce I. Jacobs and Kenneth N. Levy

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

• A growth strategy that involves seeking to achieve competitive returns in small/medium capitalization companies by identifying unrecognized growth potential.

(continued on next page)

PACE Small/Medium Co Growth Equity Investments

Investment process
(concluded)

• A strategy in which the subadvisor seeks to identify and exploit the perception gap that exits between a company's business strength and the market's expectation of that strength.

• A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid-cap companies selected based on a multidimensional quantitative investment process.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(3.11)%	5.41%	7.40%	15.53%
Class Y2	(2.93)	6.09	7.62	15.75
Class P3	(3.00)	5.61	7.53	15.71
After deducting maximum sales charge
Class A1	(8.45)	(0.41)	6.19	14.88
Russell 2500 Growth Index[4]	(5.91)	(1.37)	9.02	16.78
Lipper Small-Cap Growth Funds median	(6.15)	2.19	8.04	15.89

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(12.79)%	0.13%	4.65%	13.56%
Class Y2	(12.56)	0.78	4.86	13.77
Class P3	(12.71)	0.29	4.78	13.74
After deducting maximum sales charge
Class A1	(17.60)	(5.38)	3.47	12.92

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—1.20% and 1.20%; Class Y—0.70% and 0.70%; and Class P—1.06% and 1.06%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.33%; Class Y—1.08%; and Class P—1.08%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics—January 31, 2019 (unaudited)

Top ten holdings[1]	Percentage of net assets
National Instruments Corp.	1.5%
Proto Labs, Inc.	1.4
Workiva, Inc.	1.3
WellCare Health Plans, Inc.	1.1
Chemed Corp.	1.1
Fortinet, Inc.	1.1
Five Below, Inc.	1.1
Chegg, Inc.	1.1
Domino's Pizza, Inc.	1.1
Ritchie Brothers Auctioneers, Inc.	1.0
Total	11.8%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	94.8%
Bermuda	1.5
Canada	1.5
Ireland	1.2
Cayman Islands	0.8
Total	99.8%
Sectors[1]	Percentage of net assets
Information Technology	29.7%
Health Care	20.7
Industrials	19.0
Consumer Discretionary	12.4
Financials	6.9
Consumer Staples	3.7
Materials	3.0
Telecommunication Services	2.9
Energy	0.6
Utilities	0.1
Total	99.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—99.0%
Aerospace & defense—1.6%
Astronics Corp.*	38,600	$1,183,862
HEICO Corp.	45,253	3,823,878
Mercury Systems, Inc.*	20,376	1,194,645
Moog, Inc., Class A	9,500	849,965
Spirit Aerosystems Holdings, Inc., Class A	4,800	400,320
		7,452,670
Air freight & logistics—0.7%
Echo Global Logistics, Inc.*	29,500	700,920
Forward Air Corp.	34,400	2,013,432
Hub Group, Inc., Class A*	13,600	605,336
XPO Logistics, Inc.*	3,600	218,808
		3,538,496
Auto components—1.9%
Dana, Inc.	114,488	2,017,279
Dorman Products, Inc.*	23,542	2,023,435
Gentex Corp.	131,363	2,782,268
Modine Manufacturing Co.*	11,600	169,708
Visteon Corp.*	25,400	1,953,006
		8,945,696
Banks—1.0%
Atlantic Capital Bancshares, Inc.*	26,700	482,736
Bank of NT Butterfield & Son Ltd./The	67,000	2,348,350
East West Bancorp, Inc.	10,500	528,360
Heritage Commerce Corp.	3,800	50,426
Independent Bank Corp.	19,000	421,040
National Bank Holdings Corp., Class A	21,500	687,140
		4,518,052
Beverages—0.4%
Coca-Cola Consolidated, Inc.	5,800	1,251,640
National Beverage Corp.	8,900	746,176
		1,997,816
Biotechnology—4.6%
Acorda Therapeutics, Inc.*	43,300	720,079
Aduro Biotech, Inc.*	63,100	188,038
Akebia Therapeutics, Inc.*	87,900	484,329
Alder Biopharmaceuticals, Inc.*	10,900	153,472
Alkermes PLC*	82,900	2,724,923
Array BioPharma, Inc.*	53,341	995,877
Bellicum Pharmaceuticals, Inc.*	13,268	43,784
CareDx, Inc.*	43,195	1,210,756
Coherus Biosciences, Inc.*	36,700	493,982
Corvus Pharmaceuticals, Inc.*	29,700	118,503
Cytokinetics, Inc.*	62,000	435,860
CytomX Therapeutics, Inc.*	10,700	181,686
Epizyme, Inc.*	20,200	206,444
Esperion Therapeutics, Inc.*	6,500	301,925
Exelixis, Inc.*	40,900	964,013
Fortress Biotech, Inc.*,2	128,500	265,995
Genomic Health, Inc.*	32,700	2,478,987
Halozyme Therapeutics, Inc.*	77,700	1,257,186
ImmunoGen, Inc.*	43,700	229,425
	Number of shares	Value
Common stocks—(continued)
Biotechnology—(concluded)
Inovio Pharmaceuticals, Inc.*	72,200	$361,722
Insys Therapeutics, Inc.*	29,700	102,762
Karyopharm Therapeutics, Inc.*	13,000	110,110
Lexicon Pharmaceuticals, Inc.*	43,700	206,701
MacroGenics, Inc.*	42,600	499,698
Mersana Therapeutics, Inc.*	30,100	137,858
Minerva Neurosciences, Inc.*	30,300	199,374
Neon Therapeutics, Inc.*	24,200	102,608
Novavax, Inc.*	59,400	138,996
Organovo Holdings, Inc.*	88,845	89,733
Pieris Pharmaceuticals, Inc.*	9,434	27,076
Recro Pharma, Inc.*	15,900	131,811
Retrophin, Inc.*	11,300	243,628
Selecta Biosciences, Inc.*	52,800	82,896
Seres Therapeutics, Inc.*	45,700	281,512
Spark Therapeutics, Inc.*	14,900	712,518
Spero Therapeutics, Inc.*	18,900	198,828
Stemline Therapeutics, Inc.*	27,800	307,468
Surface Oncology, Inc.*	26,600	152,950
Syndax Pharmaceuticals, Inc.*	28,400	159,040
Syros Pharmaceuticals, Inc.*	40,700	243,793
Tocagen, Inc.*	25,700	289,382
Translate Bio, Inc.*	3,200	18,176
Unum Therapeutics, Inc.*	27,100	117,072
Vanda Pharmaceuticals, Inc.*	40,200	1,090,626
Veracyte, Inc.*	26,793	487,365
Vericel Corp.*,1	86,349	1,485,203
Voyager Therapeutics, Inc.*	8,825	92,574
Zafgen, Inc.*	25,900	114,996
		21,641,740
Building products—1.0%
Armstrong World Industries, Inc.	20,200	1,374,408
Lennox International, Inc.	9,730	2,230,894
Masonite International Corp.*	7,500	429,000
PGT Innovations, Inc.*	37,690	627,162
		4,661,464
Capital markets—1.8%
Blucora, Inc.*	12,155	358,694
Evercore, Inc., Class A	33,100	2,960,795
Interactive Brokers Group, Inc., Class A	9,400	473,760
Ladenburg Thalmann Financial Services, Inc.	46,500	133,920
LPL Financial Holdings, Inc.	64,132	4,512,969
		8,440,138
Chemicals—2.8%
AdvanSix, Inc.*	12,100	382,844
Axalta Coating Systems Ltd.*	59,000	1,511,580
Chemours Co./The	39,600	1,415,700
Ingevity Corp.*	23,022	2,165,680
Kraton Corp.*	48,600	1,370,520
OMNOVA Solutions, Inc.*	34,700	309,177
PolyOne Corp.	49,800	1,612,026
Trinseo SA	32,800	1,608,840
W. R. Grace & Co.	39,400	2,797,794
		13,174,161

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—3.3%
Healthcare Services Group, Inc.	96,890	$4,226,342
Mobile Mini, Inc.	97,105	3,669,598
Ritchie Brothers Auctioneers, Inc.	136,133	4,895,342
Rollins, Inc.	61,100	2,275,364
SP Plus Corp.*	8,900	294,590
US Ecology, Inc.	2,000	127,340
		15,488,576
Communications equipment—1.6%
Acacia Communications, Inc.*	4,300	187,093
Aerohive Networks, Inc.*	121,200	462,984
Calix, Inc.*	60,794	661,439
Extreme Networks, Inc.*	149,100	1,127,196
InterDigital, Inc.	16,900	1,230,489
Lantronix, Inc.*	4,430	11,872
NETGEAR, Inc.*	10,400	411,944
Quantenna Communications, Inc.*	76,900	1,148,886
Radware Ltd.*	19,301	467,277
Ubiquiti Networks, Inc.	16,400	1,774,644
		7,483,824
Construction & engineering—1.4%
Comfort Systems USA, Inc.	23,000	1,103,310
EMCOR Group, Inc.	24,900	1,624,227
HC2 Holdings, Inc.*	45,200	154,132
MYR Group, Inc.*	17,800	542,366
NV5 Global, Inc.*	8,748	619,096
Primoris Services Corp.	54,100	1,079,295
Quanta Services, Inc.	40,000	1,413,600
Sterling Construction Co., Inc.*	15,000	198,600
		6,734,626
Consumer finance—1.4%
Elevate Credit, Inc.*	54,700	243,415
Green Dot Corp., Class A*	56,112	4,153,410
PRA Group, Inc.*	79,483	2,345,544
		6,742,369
Distributors—0.2%
Core-Mark Holding Co., Inc.	40,300	1,123,564
Diversified consumer services—2.3%
Aspen Group, Inc.*,1	5,374	24,989
Chegg, Inc.*,1	144,692	5,096,053
Grand Canyon Education, Inc.*	47,346	4,400,337
Strategic Education, Inc.	13,685	1,497,139
		11,018,518
Diversified financial services—0.2%
Marlin Business Services Corp.	5,000	110,950
Voya Financial, Inc.	21,200	984,316
		1,095,266
Diversified telecommunication services—0.3%
Cogent Communications Holdings, Inc.	25,200	1,220,940
Ooma, Inc.*	19,300	291,623
Zayo Group Holdings, Inc.*	4,900	134,505
		1,647,068
	Number of shares	Value
Common stocks—(continued)
Electrical equipment—1.0%
Allied Motion Technologies, Inc.	21,759	$917,359
EnerSys	13,168	1,122,704
Generac Holdings, Inc.*	19,797	1,047,855
TPI Composites, Inc.*,1	52,519	1,589,750
		4,677,668
Electronic equipment, instruments & components—2.8%
Control4 Corp.*	12,100	240,427
ePlus, Inc.*	16,700	1,322,974
FARO Technologies, Inc.*	16,000	680,320
Fitbit, Inc., Class A*	76,500	472,005
FLIR Systems, Inc.	11,546	564,368
Itron, Inc.*	39,900	2,179,737
Methode Electronics, Inc.	11,800	303,850
National Instruments Corp.	163,408	7,225,902
Novanta, Inc.*	3,538	246,528
PCM, Inc.*	8,500	181,475
		13,417,586
Energy equipment & services—0.3%
Core Laboratories N.V. [1]	7,279	491,041
ProPetro Holding Corp.*	60,300	985,302
		1,476,343
Entertainment—0.7%
Glu Mobile, Inc.*	154,664	1,506,427
Lions Gate Entertainment Corp., Class A	32,800	602,536
Rosetta Stone, Inc.*	33,700	510,892
World Wrestling Entertainment, Inc., Class A	10,100	831,634
		3,451,489
Equity real estate investment trusts—0.1%
NexPoint Residential Trust, Inc.	13,100	490,071
Food & staples retailing—0.4%
BJ's Wholesale Club Holdings, Inc.*,1	75,639	1,990,062
Food products—1.4%
Calavo Growers, Inc.	30,546	2,485,223
Freshpet, Inc.*	76,783	2,761,884
Simply Good Foods Co/The*	38,734	766,546
TreeHouse Foods, Inc.*	12,195	711,700
		6,725,353
Gas utilities—0.1%
Chesapeake Utilities Corp.	4,000	362,280
Health care equipment & supplies—5.1%
Accuray, Inc.*	212,800	936,320
Antares Pharma, Inc.*	105,677	319,144
Cantel Medical Corp.	28,300	2,304,186
Cardiovascular Systems, Inc.*	39,100	1,217,183
Endologix, Inc.*	169,300	128,245
GenMark Diagnostics, Inc.*	54,100	359,224
Heska Corp.*	26,775	2,640,015
Inogen, Inc.*	7,643	1,155,698
Insulet Corp.*,1	5,636	457,587
iRadimed Corp.*,1	20,300	556,626

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies—(concluded)
Masimo Corp.*	1,110	$138,073
Merit Medical Systems, Inc.*	38,562	2,179,910
Neogen Corp.*	31,342	1,909,041
Novocure Ltd.*	29,200	1,430,800
Orthofix Medical, Inc.*	14,800	800,828
OrthoPediatrics Corp.*	32,386	1,174,640
Oxford Immunotec Global PLC*	36,400	529,256
Penumbra, Inc.*,1	7,988	1,162,334
Staar Surgical Co.*	13,100	468,063
Surmodics, Inc.*	18,600	1,065,222
Tactile Systems Technology, Inc.*,1	19,403	1,291,852
Tandem Diabetes Care, Inc.*	23,503	1,021,910
Wright Medical Group NV*	27,300	814,632
		24,060,789
Health care providers & services—5.1%
Addus HomeCare Corp.*	9,347	562,222
Amedisys, Inc.*	4,884	640,585
AMN Healthcare Services, Inc.*	32,726	2,120,318
Chemed Corp.	17,572	5,235,402
LHC Group, Inc.*	18,582	1,964,675
Molina Healthcare, Inc.*	31,000	4,122,380
PetIQ, Inc.*,1	19,686	598,848
R1 RCM, Inc.*	27,401	222,496
US Physical Therapy, Inc.	34,208	3,622,285
WellCare Health Plans, Inc.*	19,100	5,280,768
		24,369,979
Health care technology—2.8%
Computer Programs & Systems, Inc.	7,400	194,176
Evolent Health, Inc., Class A*	118,254	2,090,731
HealthStream, Inc.	114,738	2,886,808
Icad, Inc.*	20,325	109,755
Inovalon Holdings, Inc., Class A*	68,962	985,467
NextGen Healthcare, Inc.*	66,200	1,170,416
Omnicell, Inc.*	13,675	890,653
OptimizeRx Corp.*	38,217	429,559
Teladoc Health, Inc.*	68,208	4,378,953
		13,136,518
Hotels, restaurants & leisure—3.1%
Bloomin' Brands, Inc.	76,200	1,404,366
Boyd Gaming Corp.	55,900	1,527,188
Choice Hotels International, Inc.	3,700	292,892
Dave & Buster's Entertainment, Inc.	23,100	1,188,495
Domino's Pizza, Inc.	17,760	5,039,045
Fiesta Restaurant Group, Inc.*	34,300	509,698
Jack in the Box, Inc.	7,900	639,505
Noodles & Co.*	133,528	961,401
Planet Fitness, Inc., Class A*	25,404	1,471,400
PlayAGS, Inc.*	22,282	558,387
Ruth's Hospitality Group, Inc.	13,461	310,949
Scientific Games Corp., Class A*	29,000	726,740
		14,630,066
	Number of shares	Value
Common stocks—(continued)
Household durables—1.1%
GoPro, Inc.*	39,400	$194,242
Lovesac Co./The*,1	17,162	409,829
NVR, Inc.*	1,600	4,256,000
Sonos, Inc.*	12,200	144,814
ZAGG, Inc.*	17,500	196,350
		5,201,235
Household products—0.1%
Central Garden & Pet Co.*,1	15,277	599,011
Insurance—1.7%
eHealth, Inc.*	76	4,648
Everest Re Group Ltd.	14,900	3,263,845
Primerica, Inc.	25,800	2,899,146
Trupanion, Inc.*	36,100	958,455
Universal Insurance Holdings, Inc.	21,500	810,980
		7,937,074
Interactive media & services—0.8%
Care.com, Inc.*	30,300	720,231
Meet Group Inc/The*	46,337	267,828
QuinStreet, Inc.*	21,142	402,544
Travelzoo*	13,700	168,510
TrueCar, Inc.*	79,100	741,958
Yelp, Inc.*	38,100	1,387,602
		3,688,673
Internet & direct marketing retail—0.0%†
Leaf Group Ltd.*	10,500	80,640
IT services—3.1%
Brightcove, Inc.*	76,000	609,520
Carbonite, Inc.*	44,300	1,268,752
Cass Information Systems, Inc.	30,959	1,519,777
Euronet Worldwide, Inc.*	6,832	785,749
Everi Holdings, Inc.*	105,400	700,910
ExlService Holdings, Inc.*	33,030	1,899,225
GDS Holdings Ltd., ADR*,1	7,187	204,111
Limelight Networks, Inc.*	117,865	367,739
MAXIMUS, Inc.	56,615	3,970,410
PFSweb, Inc.*	20,700	126,063
Twilio, Inc., Class A*,1	7,066	786,587
Unisys Corp.*	112,800	1,475,424
WNS Holdings Ltd., ADR*	23,832	1,162,763
		14,877,030
Leisure products—0.7%
Brunswick Corp.	40,500	2,037,960
Polaris Industries, Inc.	16,800	1,409,184
		3,447,144
Life sciences tools & services—1.5%
Bio-Techne Corp.	19,343	3,374,580
Charles River Laboratories International, Inc.*	21,300	2,623,947
Fluidigm Corp.*	61,800	534,570
ICON PLC*	2,636	368,724
Medpace Holdings, Inc.*	5,004	322,257
		7,224,078

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Machinery—3.5%
Allison Transmission Holdings, Inc.	76,300	$3,713,521
Commercial Vehicle Group, Inc.*	20,900	156,123
Lincoln Electric Holdings, Inc.	28,500	2,463,540
Navistar International Corp.*	18,200	597,688
Proto Labs, Inc.*	53,072	6,588,889
RBC Bearings, Inc.*	1,509	210,385
WABCO Holdings, Inc.*	24,100	2,752,943
		16,483,089
Media—0.8%
Cable One, Inc.	3,600	3,183,624
Tribune Publishing Co.*	50,300	602,091
		3,785,715
Multiline retail—0.1%
Ollie's Bargain Outlet Holdings, Inc.*	6,528	510,294
Oil, gas & consumable fuels—0.3%
CVR Energy, Inc.	6,546	262,822
Matador Resources Co.*,1	24,258	473,031
Par Pacific Holdings, Inc.*	36,100	586,986
		1,322,839
Paper & forest products—0.2%
Boise Cascade Co.	31,000	851,570
Verso Corp., Class A*	5,700	140,619
		992,189
Personal products—1.3%
Avon Products, Inc.*	236,000	552,240
Herbalife Nutrition Ltd.*	35,100	2,095,470
Nu Skin Enterprises, Inc., Class A	18,700	1,227,655
USANA Health Sciences, Inc.*	18,900	2,213,190
		6,088,555
Pharmaceuticals—1.6%
Assertio Therapeutics, Inc.*	117,700	524,942
Dermira, Inc.*	129,400	854,040
Durect Corp.*,2	236,400	143,069
Endo International PLC*	62,200	606,450
Horizon Pharma PLC*	76,600	1,646,134
Intra-Cellular Therapies, Inc.*	11,100	133,644
Kala Pharmaceuticals, Inc.*	23,200	128,296
Pacira Pharmaceuticals Inc/DE*	49,482	2,012,928
Theravance Biopharma, Inc.*	62,100	1,617,705
		7,667,208
Professional services—3.1%
Barrett Business Services, Inc.	15,000	939,750
BG Staffing, Inc.	22,515	580,211
Exponent, Inc.	92,505	4,621,550
Insperity, Inc.	34,800	3,712,464
Korn Ferry	37,600	1,714,560
TrueBlue, Inc.*	10,900	265,851
WageWorks, Inc.*	78,240	2,468,472
Willdan Group, Inc.*	13,087	440,378
		14,743,236
	Number of shares	Value
Common stocks—(continued)
Real estate management & development—0.2%
Howard Hughes Corp./The*	6,500	$721,760
Marcus & Millichap, Inc.*	9,900	392,040
		1,113,800
Road & rail—1.7%
ArcBest Corp.	26,100	981,882
Knight-Swift Transportation Holdings, Inc.	53,280	1,691,640
Landstar System, Inc.	31,500	3,199,770
Old Dominion Freight Line, Inc.	6,751	917,663
Schneider National, Inc., Class B	7,900	167,796
Universal Logistics Holdings, Inc.	12,700	258,826
US Xpress Enterprises, Inc., Class A*	36,000	265,680
USA Truck, Inc.*	23,800	425,068
YRC Worldwide, Inc.*	24,700	154,128
		8,062,453
Semiconductors & semiconductor equipment—2.7%
Aquantia Corp.*	33,434	294,554
Cabot Microelectronics Corp.	19,053	1,941,310
Cirrus Logic, Inc.*	48,100	1,786,915
Inphi Corp.*	35,000	1,380,400
Lattice Semiconductor Corp.*	227,500	1,774,500
Monolithic Power Systems, Inc.	3,325	420,812
Power Integrations, Inc.	29,512	1,947,792
Silicon Laboratories, Inc.*	21,800	1,667,700
Synaptics, Inc.*	31,400	1,249,720
Teradyne, Inc.	10,300	370,697
		12,834,400
Software—19.2%
2U, Inc.*,1	73,518	4,179,498
8x8, Inc.*	9,600	169,056
A10 Networks, Inc.*	104,000	706,160
Agilysys, Inc.*	4,789	84,765
Alarm.com Holdings, Inc.*	59,565	3,748,426
Amber Road, Inc.*	24,100	209,911
Aspen Technology, Inc.*	44,600	4,309,698
Attunity Ltd.*	10,088	250,687
Benefitfocus, Inc.*,1	23,628	1,321,987
Blackline, Inc.*	62,055	2,952,577
Bottomline Technologies de, Inc.*	5,742	296,574
Box, Inc., Class A*	90,400	1,891,168
ChannelAdvisor Corp.*	25,800	277,350
Cloudera, Inc.*	103,900	1,402,650
CommVault Systems, Inc.*	32,000	2,114,240
Cornerstone OnDemand, Inc.*	63,200	3,623,888
Digital Turbine, Inc.*	61,400	135,080
eGain Corp.*	19,200	137,472
Ellie Mae, Inc.*,1	25,037	1,897,805
Everbridge, Inc.*,1	13,052	807,397
FireEye, Inc.*	75,500	1,334,840
Five9, Inc.*	41,877	2,141,171
ForeScout Technologies, Inc.*	50,000	1,525,000
Fortinet, Inc.*	68,000	5,206,760
Globant SA*	41,307	2,792,353
HubSpot, Inc.*	16,920	2,678,605

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Software—(concluded)
LivePerson, Inc.*	22,073	$518,053
Mimecast Ltd.*	5,616	210,993
MobileIron, Inc.*	116,100	563,085
Model N, Inc.*	15,100	219,101
NICE Systems Ltd., ADR*	3,295	362,285
Paylocity Holding Corp.*	48,355	3,434,656
Pegasystems, Inc.	51,242	2,884,412
Pluralsight, Inc., Class A*	47,100	1,412,058
PROS Holdings, Inc.*	66,344	2,295,503
QAD, Inc., Class A	14,500	611,320
Qualys, Inc.*	5,600	484,568
Rapid7, Inc.*	74,300	2,985,374
RealPage, Inc.*,1	22,038	1,229,059
RingCentral, Inc., Class A*	20,315	1,877,919
ShotSpotter, Inc.*,1	34,588	1,665,758
Smartsheet, Inc., Class A*	17,140	537,853
SPS Commerce, Inc.*	50,705	4,495,505
Tableau Software, Inc., Class A*	32,600	4,167,584
Telaria, Inc.*	43,100	137,489
Teradata Corp.*	19,200	852,096
Ultimate Software Group, Inc.*	14,454	3,946,954
Varonis Systems, Inc.*	39,541	2,336,082
Verint Systems, Inc.*	29,111	1,408,099
Workiva, Inc.*	148,568	6,224,999
Zix Corp.*	20,400	145,248
Zscaler, Inc.*	4,602	222,599
		91,423,770
Specialty retail—2.8%
Asbury Automotive Group, Inc.*	7,600	536,940
Boot Barn Holdings, Inc.*	15,875	371,951
Burlington Stores, Inc.*	20,800	3,571,568
Children's Place, Inc./The[1]	4,247	410,940
Five Below, Inc.*	41,639	5,151,993
Floor & Decor Holdings, Inc., Class A*	69,823	2,394,231
National Vision Holdings, Inc.*	15,667	497,584
Tilly's, Inc., Class A	12,700	153,797
Zumiez, Inc.*	11,800	299,838
		13,388,842
Technology hardware, storage & peripherals—0.4%
Cray, Inc.*	16,700	366,398
Pure Storage, Inc., Class A*	76,600	1,371,906
		1,738,304
Textiles, apparel & luxury goods—0.2%
Canada Goose Holdings, Inc.*,1	14,952	769,430
	Number of shares	Value
Common stocks—(concluded)
Thrifts & mortgage finance—0.5%
LendingTree, Inc.*,1	4,192	$1,242,257
Merchants Bancorp	6,100	119,377
NMI Holdings, Inc., Class A*	43,700	961,400
		2,323,034
Trading companies & distributors—1.8%
Beacon Roofing Supply, Inc.*	71,885	2,611,582
Foundation Building Materials, Inc.*	32,700	298,878
H&E Equipment Services, Inc.	23,100	618,387
Herc Holdings, Inc.*	41,900	1,552,395
MRC Global, Inc.*	29,400	459,228
MSC Industrial Direct Co., Inc., Class A	10,600	884,994
Rush Enterprises, Inc., Class A	16,900	646,425
Univar, Inc.*	61,700	1,285,211
		8,357,100
Wireless telecommunication services—0.2%
Boingo Wireless, Inc.*	30,559	737,083
Gogo, Inc.*	86,100	355,593
		1,092,676
Total common stocks (cost—$416,872,710)		470,244,067
Short-term investment—1.2%
Investment company—1.2%
State Street Institutional U.S. Government Money Market Fund (cost—$5,479,449)	5,479,449	5,479,449
Investment of cash collateral from securities loaned—1.7%
Money market fund—1.7%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$8,116,352)	8,116,352	8,116,352
Total investments (cost—$430,468,511)—101.9%		483,839,868
Liabilities in excess of other assets—(1.9)%		(8,864,812)
Net assets—100.0%		$474,975,056

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$470,244,067	$—	$—	$470,244,067
Short-term investment	—	5,479,449	—	5,479,449
Investment of cash collateral from securities loaned	—	8,116,352	—	8,116,352
Total	$470,244,067	$13,595,801	$—	$483,839,868

At January 31, 2019, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the period ended January 31, 2019:

Right
Beginning balance	$126,268
Purchases	—
Issuances	—
Sales	(288,612)
Accrued discounts/(premiums)	—
Total realized gain/(loss)	208,522
Net change in unrealized appreciation/depreciation	(46,178)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at January 31, 2019 was $(46,178).

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Illiquid investment at period end. Illiquid assets, in the amount of $409,064, represented 0.1% of the Portfolio's net assets at period end.
See accompanying notes to financial statements.

PACE International Equity Investments

Performance

For the six months ended January 31, 2019, the Portfolio's Class P shares returned -8.07% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") returned -7.80% and the Lipper International Multi-Cap Growth Funds category had a median return of -9.47%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 193. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2

The Portfolio overperformed its benchmark during the reporting period. The underperformance was largely driven by stock selection from a country perspective, particularly Swiss equities. Additionally, poor stock selection in Information Technology and Industrials were meaningful detractors. The Portfolio's underweight positioning in REITs also detracted from relative performance over the reporting period. Strong stock selection in the Financials sector and in Japanese stocks partially offset the aforementioned negative results. Additionally, a significant overweight to Canadian equities bolstered relative performance.

Derivatives were not used during the review period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated ("Baird");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Mondrian: Elizabeth A. Desmond, Nigel Bliss and Steve Dutaut;

Baird: Brian M. Beitner, CFA;
Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that invests in durable large-cap franchises that can grow excess returns on capital well into the future and trade at a significant discount to the subadvisor's estimate of the true worth of these operations.

(continued on next page)

PACE International Equity Investments

Investment process
(concluded)

• A "long/short" or "130/30" equity strategy in which the subadvisor will buy securities "long" that it believes will outperform the market or decrease portfolio risk, sells securities "short" that it believes will underperform the market and may invest the proceeds from those sales in additional securities.

• A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(8.19)%	(13.23)%	3.08%	7.48%
Class Y2	(8.10)	(13.02)	3.36	7.79
Class P3	(8.07)	(13.05)	3.36	7.77
After deducting maximum sales charge
Class A1	(13.23)	(18.01)	1.92	6.88
MSCI EAFE Index (net)[4]	(7.80)	(12.51)	2.66	8.11
Lipper International Multi-Cap Growth Funds median	(9.47)	(13.99)	2.61	8.35

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(11.57)%	(13.85)%	1.08%	5.63%
Class Y2	(11.46)	(13.59)	1.35	5.93
Class P3	(11.42)	(13.56)	1.35	5.91
After deducting maximum sales charge
Class A1	(16.44)	(18.57)	(0.07)	5.04

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—1.86% and 1.86%; Class Y—1.59% and 1.59%; and Class P—1.59% and 1.59%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2018 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.35%; Class Y—1.10%; and Class P—1.10%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Equity Investments

Portfolio statistics—January 31, 2019 (unaudited)

Top ten holdings (long holdings)[1]	Percentage of net assets
Eni SpA	1.6%
Enel SpA	1.6
Temenos AG	1.6
Takeda Pharmaceutical Co. Ltd.	1.6
Allianz SE	1.5
Keyence Corp.	1.4
Sanofi SA	1.4
Honda Motor Co. Ltd.	1.4
Lloyds Banking Group PLC	1.3
Novartis AG	1.3
Total	14.7%
Top ten holdings (short holdings)[1]	Percentage of net assets
Baloise Holding AG	(0.4)%
Tabcorp Holdings Ltd.	(0.4)
Sodexo SA	(0.3)
Coca-Cola Bottlers Japan, Inc.	(0.3)
Swiss Life Holding AG	(0.3)
Ferrovial SA	(0.3)
EXOR N.V.	(0.3)
Dufry AG	(0.2)
SBI Holdings, Inc.	(0.2)
Daiwa House REIT Investment Corp.	(0.2)
Total	(2.9)%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
Japan	25.7%
United Kingdom	14.1
Switzerland	9.1
Germany	7.3
France	7.1
Total	63.3%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
Japan	(5.1)%
Switzerland	(1.3)
France	(1.2)
Australia	(1.0)
Germany	(0.8)
Total	(9.4)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2019

Common stocks
Aerospace & defense	0.6%
Air freight & logistics	0.2
Auto components	1.8
Automobiles	3.3
Banks	12.5
Beverages	1.4
Biotechnology	1.1
Building products	1.2
Capital markets	2.6
Chemicals	2.3
Commercial services & supplies	2.0
Communications equipment	0.2
Construction & engineering	0.5
Construction materials	0.1
Containers & packaging	0.2
Diversified consumer services	0.7
Diversified financial services	0.5
Diversified telecommunication services	3.6
Electric utilities	5.7
Electrical equipment	1.8
Electronic equipment, instruments & components	1.8
Energy equipment & services	1.8
Entertainment	0.2
Equity real estate investment trusts	0.9
Food & staples retailing	3.2
Food products	2.0
Gas utilities	0.6
Health care equipment & supplies	0.5
Health care providers & services	0.6
Health care technology	0.0	†
Hotels, restaurants & leisure	1.4
Household durables	1.0
Household products	0.4
Independent power and renewable electricity producers	0.1
Industrial conglomerates	1.8
Insurance	5.5
Interactive media & services	0.2
Internet & direct marketing retail	1.1
IT services	2.0
Leisure products	0.5
Life sciences tools & services	0.2
Machinery	2.3
Media	1.9
Common stocks—(concluded)
Metals & mining	1.3%
Multi-utilities	0.6
Multiline retail	0.2
Oil, gas & consumable fuels	5.9
Paper & forest products	0.8
Personal products	0.9
Pharmaceuticals	10.2
Professional services	1.7
Real estate management & development	1.8
Road & rail	1.2
Semiconductors & semiconductor equipment	3.4
Software	2.6
Specialty retail	1.1
Technology hardware, storage & peripherals	1.2
Textiles, apparel & luxury goods	2.2
Tobacco	0.5
Trading companies & distributors	1.8
Transportation infrastructure	0.5
Wireless telecommunication services	1.6
Total common stocks	111.8
Preferred stocks
Automobiles	0.4
Chemicals	0.0 †
Household products	0.0 †
Total preferred stocks	0.4
Investment company	0.4
Investment of cash collateral from securities loaned	1.9
Total investments before investments sold short	114.5
Investments sold short Common stocks
Aerospace & defense	(0.2)
Air freight & logistics	(0.2)
Airlines	(0.0)†
Auto components	(0.3)
Automobiles	(0.1)
Banks	(0.3)
Beverages	(0.3)
Building products	(0.0)†
Capital markets	(0.2)
Chemicals	(0.9)
Commercial services & supplies	(0.2)
Communications equipment	(0.0)†

PACE International Equity Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of January 31, 2019

Investments sold short—(continued) Common stocks—(continued)
Construction & engineering	(0.4)%
Construction materials	(0.1)
Consumer finance	(0.0)†
Diversified financial services	(0.4)
Diversified telecommunication services	(0.1)
Electric utilities	(0.2)
Electronic equipment, instruments & components	(0.3)
Energy equipment & services	(0.1)
Entertainment	(0.4)
Equity real estate investment trusts	(0.6)
Food & staples retailing	(0.3)
Food products	(0.4)
Gas utilities	(0.1)
Health care equipment & supplies	(0.1)
Health care providers & services	(0.1)
Hotels, restaurants & leisure	(1.1)
Household durables	(0.7)
Household products	(0.1)
Industrial conglomerates	(0.3)
Insurance	(1.1)
Interactive media & services	(0.0)†
Life sciences tools & services	(0.1)
Machinery	(0.3)
Investments sold short—(concluded) Common stocks—(concluded)
Marine	(0.2)%
Media	(0.1)
Metals & mining	(0.4)
Multi-utilities	(0.2)
Multiline retail	(0.3)
Oil, gas & consumable fuels	(0.3)
Personal products	(0.0)†
Pharmaceuticals	(0.2)
Real estate management & development	(0.5)
Road & rail	(0.1)
Semiconductors & semiconductor equipment	(0.2)
Software	(0.0)†
Specialty retail	(0.7)
Technology hardware, storage & peripherals	(0.1)
Textiles, apparel & luxury goods	(0.1)
Transportation infrastructure	(0.1)
Wireless telecommunication services	(0.0)†
Total common stocks	(13.5)
Preferred stock	(0.0)†
Total investments sold short	(13.5)
Liabilities in excess of other assets	(1.0)
Net assets	100.0%

†  Weighting represents less than 0.005% of the Portfolio's net assets as of January 31, 2019.

PACE International Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—111.8%
Australia—5.2%
AGL Energy Ltd.	80,438	$1,252,436
Alumina Ltd.	711,033	1,255,945
Amcor Ltd.	157,342	1,561,177
ASX Ltd.	17,821	825,305
Aurizon Holdings Ltd.	359,495	1,149,794
Australia & New Zealand Banking Group Ltd.	46,099	838,739
BHP Group Ltd.	35,456	897,672
BlueScope Steel Ltd.	23,177	209,750
Brambles Ltd.	243,831	1,885,842
Caltex Australia Ltd.	26,591	518,790
CIMIC Group Ltd.	63,086	2,054,862
Cochlear Ltd.	2,936	412,793
Coles Group Ltd.*,1	28,473	258,920
Commonwealth Bank of Australia	22,317	1,134,096
Computershare Ltd.	86,576	1,118,303
Crown Resorts Ltd.	50,068	434,913
CSL Ltd.	4,802	679,685
Goodman Group	83,257	705,658
Incitec Pivot Ltd.	67,161	161,592
Insurance Australia Group Ltd.	58,492	301,451
Macquarie Group Ltd.	39,805	3,370,262
Medibank Pvt Ltd.	679,440	1,293,979
Mirvac Group	194,177	338,753
National Australia Bank Ltd.	24,075	417,553
Newcrest Mining Ltd.	239,764	4,261,255
Origin Energy Ltd.*	28,704	149,393
QBE Insurance Group Ltd.	790,220	6,163,429
Ramsay Health Care Ltd.[1]	53,325	2,198,577
Sonic Healthcare Ltd.	69,261	1,158,961
South32 Ltd.	176,682	453,358
Stockland	481,145	1,322,034
Sydney Airport	111,707	532,671
Telstra Corp. Ltd.	506,749	1,145,587
Wesfarmers Ltd.	46,722	1,093,923
Westpac Banking Corp.[2]	321,119	5,730,496
Woolworths Group Ltd.[2]	271,630	5,799,043
Total Australia common stocks		53,086,997
Austria—0.9%
ams AG*,1	267,665	7,181,158
OMV AG	37,985	1,886,928
Total Austria common stocks		9,068,086
Belgium—0.9%
Anheuser-Busch InBev SA/N.V.	22,693	1,730,155
KBC Group N.V.[2]	77,194	5,237,756
UCB SA	20,652	1,787,999
Total Belgium common stocks		8,755,910
Bermuda—0.9%
CK Infrastructure Holdings Ltd.	32,000	258,336
Hongkong Land Holdings Ltd.[2]	629,900	4,516,383
Jardine Matheson Holdings Ltd.	52,900	3,534,778
Kerry Properties Ltd.	87,500	361,278
Total Bermuda common stocks		8,670,775
	Number of shares	Value
Common stocks—(continued)
Canada—1.2%
Toronto-Dominion Bank/The	215,510	$12,137,250
Cayman Islands—4.3%
Alibaba Group Holding Ltd., ADR*	36,035	6,071,537
CK Asset Holdings Ltd.[2]	579,500	4,855,537
CK Hutchison Holdings Ltd.	1,243,500	12,510,825
Ctrip.com International Ltd., ADR*	123,002	4,095,967
Melco Resorts & Entertainment Ltd., ADR	22,900	494,182
Sands China Ltd.	466,800	2,218,849
TAL Education Group, ADR*	237,905	7,382,192
WH Group Ltd.[3]	7,278,000	6,232,602
Wharf Real Estate Investment Co. Ltd.	26,000	177,262
Total Cayman Islands common stocks		44,038,953
China—0.4%
BYD Co. Ltd., Class H1	546,874	3,209,261
Sinopharm Group Co., Class H	161,590	721,756
Total China common stocks		3,931,017
Curacao—0.4%
Schlumberger Ltd.	101,239	4,475,776
Denmark—3.9%
Danske Bank A/S	38,423	709,857
DSV A/S	28,559	2,274,247
Genmab A/S*	70,957	10,304,561
ISS A/S	210,369	5,942,673
Novo Nordisk A/S, ADR	238,816	11,229,128
Novo Nordisk A/S, Class B2	170,525	7,953,162
Novozymes A/S, B Shares	36,144	1,507,847
Total Denmark common stocks		39,921,475
Finland—1.9%
Neste Oyj	28,708	2,633,333
Nordea Bank Abp	326,751	2,967,296
Orion Oyj, Class B	17,878	630,879
Sampo Oyj, A Shares[2]	136,553	6,247,251
Stora Enso Oyj, R Shares	16,902	226,252
UPM-Kymmene Oyj[2]	215,020	6,216,784
Total Finland common stocks		18,921,795
France—7.1%
Accor SA	50,118	2,181,593
Air Liquide SA	7,494	908,800
Bureau Veritas SA	86,074	1,911,293
Capgemini SE	6,133	677,273
Cie de Saint-Gobain	253,944	8,754,805
Dassault Aviation SA	893	1,329,788
Dassault Systemes SE	15,570	1,952,336
Eiffage SA	6,972	653,734
Engie SA	80,136	1,282,755
EssilorLuxottica SA2	48,982	6,203,567
Hermes International	3,904	2,343,290
Ipsen SA	6,933	872,906
Kering SA1	1,793	897,867
Klepierre SA	53,755	1,843,377
L'Oreal SA2	19,815	4,765,118

PACE International Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
France—(concluded)
LVMH Moet Hennessy Louis Vuitton SE2	19,085	$6,111,050
Natixis SA	30,878	158,054
Orange SA	33,296	517,161
Pernod Ricard SA	5,359	889,417
Publicis Groupe SA	8,426	514,046
Renault SA	2,731	193,337
Safran SA	13,126	1,720,250
Sanofi SA2	161,958	14,055,288
Societe Generale SA	156,403	4,858,570
Thales SA	11,321	1,252,521
TOTAL SA	49,937	2,742,435
Ubisoft Entertainment SA*	9,329	827,543
Vinci SA	12,478	1,098,024
Wendel SA	4,263	519,659
Total France common stocks		72,035,857
Germany—6.9%
Allianz SE2	70,985	15,024,639
Axel Springer SE	6,622	404,747
BASF SE2	75,875	5,542,543
Bayer AG	24,934	1,889,311
Bayerische Motoren Werke AG	12,790	1,075,413
Beiersdorf AG	19,857	1,984,182
Brenntag AG	28,537	1,347,367
Continental AG	16,896	2,662,035
Daimler AG	131,581	7,780,386
Deutsche Telekom AG2	680,833	11,058,000
Evonik Industries AG	213,297	5,825,172
Fraport AG Frankfurt Airport Services Worldwide	4,216	332,679
Fresenius Medical Care AG & Co. KGaA	12,341	909,117
Fresenius SE & Co. KGaA	6,550	339,620
Hannover Rueck SE	4,580	660,001
HOCHTIEF AG	1,078	161,021
Infineon Technologies AG	51,966	1,154,809
SAP SE	11,888	1,228,032
United Internet AG	6,211	245,904
Wirecard AG	59,974	9,933,107
Total Germany common stocks		69,558,085
Hong Kong—2.2%
China Mobile Ltd.	685,000	7,184,201
CLP Holdings Ltd.	101,500	1,175,111
Galaxy Entertainment Group Ltd.	248,000	1,706,607
Hang Lung Group Ltd.	153,000	448,443
Hang Seng Bank Ltd.	79,023	1,808,622
Henderson Land Development Co. Ltd.	181,000	1,025,270
Hong Kong Exchanges & Clearing Ltd.	69,800	2,170,368
Hysan Development Co. Ltd.	55,000	285,263
Power Assets Holdings Ltd.	399,000	2,682,152
Sun Hung Kai Properties Ltd.	178,500	2,984,421
Wheelock & Co. Ltd.	60,000	383,834
Total Hong Kong common stocks		21,854,292
India—0.8%
HDFC Bank Ltd., ADR	80,642	7,920,657
	Number of shares	Value
Common stocks—(continued)
Indonesia—0.2%
Bank Rakyat Indonesia Persero Tbk PT	6,386,265	$1,759,679
Ireland—0.2%
DCC PLC	26,513	2,164,708
Israel—0.5%
Check Point Software Technologies Ltd.*	17,644	1,974,716
Nice Ltd.*	3,504	385,644
Teva Pharmaceutical Industries Ltd., ADR*	117,000	2,322,450
Total Israel common stocks		4,682,810
Italy—5.6%
Atlantia SpA	128,284	3,030,650
Enel SpA[2]	2,624,268	15,817,674
Eni SpA[2]	977,592	16,567,194
Intesa Sanpaolo SpA	883,566	2,017,400
Mediobanca Banca di Credito Finanziario SpA	239,617	2,083,321
Moncler SpA	15,655	589,525
Pirelli & C SpA*,1,3	1,313,456	8,575,286
Prysmian SpA	27,375	586,875
Snam SpA	744,351	3,552,772
Terna Rete Elettrica Nazionale SpA	707,622	4,351,018
Total Italy common stocks		57,171,715
Japan—25.7%
Aisin Seiki Co. Ltd.	6,400	252,063
Ajinomoto Co., Inc.	26,800	462,803
Aozora Bank Ltd.	4,000	123,020
Asahi Group Holdings Ltd.	45,900	1,915,221
Asahi Kasei Corp.	40,600	444,298
Astellas Pharma, Inc.[2]	294,800	4,356,030
Bandai Namco Holdings, Inc.	31,000	1,364,655
Benesse Holdings, Inc.	7,700	200,833
Bridgestone Corp.	30,600	1,176,523
Calbee, Inc.	10,300	330,016
Canon, Inc.	129,800	3,710,784
Central Japan Railway Co.	5,600	1,207,657
Chubu Electric Power Co., Inc.	64,200	1,013,467
Coca-Cola Bottlers Japan Holdings, Inc.[1]	77,300	2,380,918
Dai-ichi Life Holdings, Inc.	53,400	862,587
Daifuku Co. Ltd.	3,700	184,788
Daikin Industries Ltd.	23,400	2,527,436
Dentsu, Inc.	39,800	1,885,407
East Japan Railway Co.	27,100	2,507,854
Eisai Co. Ltd.	21,400	1,654,043
Electric Power Development Co. Ltd.	36,700	915,436
FANUC Corp.	69,208	11,665,448
FUJIFILM Holdings Corp.	201,400	8,625,485
Fujitsu Ltd.	74,800	5,002,003
Hamamatsu Photonics KK	26,900	960,670
Hitachi Ltd.	19,000	595,336
Honda Motor Co. Ltd.	463,800	13,834,163
Hoya Corp.	16,100	930,896
Isuzu Motors Ltd.	200,400	2,973,114
ITOCHU Corp.	31,400	574,093
Japan Airport Terminal Co. Ltd.	31,500	1,203,030
Japan Exchange Group, Inc.	141,000	2,473,730

PACE International Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Japan Post Bank Co. Ltd.	125,400	$1,458,635
Japan Post Holdings Co. Ltd.	158,900	1,950,418
Japan Tobacco, Inc.	58,100	1,466,835
JFE Holdings, Inc.	20,800	365,587
JXTG Holdings, Inc.	73,200	398,778
Kansai Electric Power Co., Inc./The	64,100	973,343
KDDI Corp.	134,800	3,369,845
Keikyu Corp.	46,400	788,491
Keyence Corp.	27,582	14,144,875
Kirin Holdings Co. Ltd.	61,900	1,471,848
Konami Holdings Corp.	7,800	358,761
Kubota Corp.	99,500	1,565,692
Kurita Water Industries Ltd.	64,200	1,626,734
Kyocera Corp.	11,400	639,886
Kyowa Hakko Kirin Co. Ltd.	21,600	412,467
Kyushu Electric Power Co., Inc.	133,400	1,648,441
Kyushu Railway Co.	84,900	2,891,705
M3, Inc.	28,700	412,353
Marubeni Corp.	305,800	2,376,776
Mazda Motor Corp.	44,400	488,736
Mebuki Financial Group, Inc.	364,500	1,020,633
Medipal Holdings Corp.	41,000	944,779
Mitsubishi Corp.	96,600	2,821,066
Mitsubishi Electric Corp.	468,800	5,876,947
Mitsubishi Estate Co. Ltd.	114,100	2,015,933
Mitsubishi Gas Chemical Co., Inc.	26,900	423,535
Mitsubishi UFJ Financial Group, Inc.	179,600	962,264
Mitsui & Co. Ltd.	108,000	1,757,448
Mizuho Financial Group, Inc.[2]	2,749,000	4,527,616
Murata Manufacturing Co. Ltd.	3,500	495,479
Nidec Corp.	21,600	2,583,870
Nikon Corp.	79,300	1,357,036
Nintendo Co. Ltd.	3,000	931,742
Nippon Building Fund, Inc.	96	620,464
Nippon Steel & Sumitomo Metal Corp.	152,500	2,814,092
Nippon Telegraph & Telephone Corp.	33,800	1,449,436
Nissin Foods Holdings Co. Ltd.	6,800	431,379
Nitto Denko Corp.	15,100	851,173
Nomura Research Institute Ltd.	29,000	1,182,098
NSK Ltd.	39,100	380,141
NTT DOCOMO, Inc.	162,300	3,882,237
Obayashi Corp.	79,300	752,049
Olympus Corp.	28,100	1,153,151
Ono Pharmaceutical Co. Ltd.	20,700	450,487
Oracle Corp. Japan	2,000	145,421
Osaka Gas Co. Ltd.	94,400	1,860,700
Otsuka Holdings Co. Ltd.	43,600	1,782,426
Panasonic Corp.	50,100	488,466
Rakuten, Inc.	155,700	1,170,698
Recruit Holdings Co. Ltd.	251,297	6,719,325
Renesas Electronics Corp.*	147,800	848,061
Resona Holdings, Inc.	318,800	1,609,439
Sankyo Co. Ltd.	26,500	1,024,237
Secom Co. Ltd.	76,200	6,366,731
Seibu Holdings, Inc.	98,100	1,699,469
Sekisui Chemical Co. Ltd.	312,800	4,858,918
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Seven & I Holdings Co. Ltd.	19,700	$857,088
Shimano, Inc.	22,600	3,157,879
Shin-Etsu Chemical Co. Ltd.	15,400	1,297,318
Shinsei Bank Ltd.	35,600	481,094
Shionogi & Co. Ltd.	58,100	3,566,276
Shiseido Co. Ltd.	9,500	564,723
Sohgo Security Services Co. Ltd.	5,400	234,987
Sony Corp.	21,300	1,069,058
Subaru Corp.	83,400	1,953,976
SUMCO Corp.	21,400	295,877
Sumitomo Chemical Co. Ltd.	53,000	275,401
Sumitomo Corp.	237,000	3,658,623
Sumitomo Electric Industries Ltd.	365,800	5,193,571
Sumitomo Mitsui Financial Group, Inc.[2]	199,600	7,412,274
Sumitomo Mitsui Trust Holdings, Inc.	83,700	3,171,264
Sundrug Co. Ltd.	15,500	494,492
Suzuki Motor Corp.	35,500	1,849,227
Takeda Pharmaceutical Co. Ltd.[2]	391,839	15,788,675
Tohoku Electric Power Co., Inc.	127,700	1,725,723
Tokio Marine Holdings, Inc.	193,200	9,421,881
Tokyo Gas Co. Ltd.[2]	164,800	4,324,818
Tosoh Corp.	39,400	558,129
Toyo Suisan Kaisha Ltd.	9,300	333,408
Trend Micro, Inc.*	8,300	440,431
Unicharm Corp.	42,100	1,296,336
USS Co. Ltd.	24,000	419,518
Yahoo Japan Corp.	581,800	1,564,998
Yakult Honsha Co. Ltd.	14,900	989,002
Yamato Holdings Co. Ltd.	94,500	2,512,915
Total Japan common stocks		260,291,921
Jersey—0.8%
Experian PLC	46,185	1,158,217
Glencore PLC*	227,924	925,085
WPP PLC	529,172	6,036,948
Total Jersey common stocks		8,120,250
Luxembourg—0.1%
ArcelorMittal	21,007	485,581
Eurofins Scientific SE	464	186,732
Total Luxembourg common stocks		672,313
Netherlands—4.6%
AerCap Holdings N.V.*	42,300	1,999,098
ASML Holding N.V.[2]	39,955	7,007,130
ASML Holding N.V., NY Registered Shares	43,937	7,690,293
Core Laboratories N.V.[1]	112,961	7,620,349
Fiat Chrysler Automobiles N.V.*	24,826	423,907
Heineken N.V.	4,533	406,672
ING Groep N.V.	130,195	1,536,706
Koninklijke Ahold Delhaize N.V.[2]	384,068	10,119,686
Koninklijke DSM N.V.	21,249	1,984,156
Koninklijke KPN N.V.	847,747	2,607,279
QIAGEN N.V.*	41,316	1,522,747
Randstad N.V.	43,351	2,089,479
STMicroelectronics N.V.	48,550	770,482
Unilever N.V.	23,348	1,246,546
Total Netherlands common stocks		47,024,530

PACE International Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
New Zealand—0.1%
Fletcher Building Ltd.*	153,526	$530,586
Norway—0.5%
DNB ASA	113,915	2,017,229
Equinor ASA	81,043	1,852,642
Orkla ASA	181,342	1,459,947
Total Norway common stocks		5,329,818
Portugal—0.2%
Galp Energia, SGPS SA	18,439	287,981
Jeronimo Martins, SGPS SA	122,452	1,733,761
Total Portugal common stocks		2,021,742
Singapore—3.8%
Ascendas Real Estate Investment Trust	2,057,900	4,188,565
CapitaLand Ltd.	84,500	209,022
DBS Group Holdings Ltd.	675,668	12,005,630
Genting Singapore Ltd.	2,458,700	2,009,040
Keppel Corp. Ltd.	85,500	387,424
Singapore Exchange Ltd.	122,800	696,919
Singapore Technologies Engineering Ltd.	88,100	243,450
Singapore Telecommunications Ltd.	2,631,800	5,895,418
United Overseas Bank Ltd.	603,598	11,294,483
Yangzijiang Shipbuilding Holdings Ltd.	1,332,200	1,385,440
Total Singapore common stocks		38,315,391
South Africa—0.8%
Naspers Ltd., N Shares	36,989	8,477,735
South Korea—0.2%
Amorepacific Corp.	12,118	1,976,738
Spain—4.5%
Amadeus IT Group SA	28,999	2,107,044
Banco Bilbao Vizcaya Argentaria SA	314,803	1,862,872
Banco Santander SA1	1,527,520	7,224,384
Bankinter SA	48,506	377,980
CaixaBank SA	343,732	1,297,550
Enagas SA	72,042	2,096,939
Endesa SA2	220,779	5,513,991
Iberdrola SA	1,420,027	11,702,608
Iberdrola SA*	28,478	234,690
Industria de Diseno Textil SA2	182,819	5,095,348
Naturgy Energy Group SA	10,773	300,254
Red Electrica Corp. SA	109,484	2,518,838
Repsol SA	123,691	2,170,370
Telefonica SA	378,355	3,245,822
Total Spain common stocks		45,748,690
Sweden—2.8%
Alfa Laval AB	34,762	786,802
Assa Abloy AB, B Shares	12,746	237,006
Atlas Copco AB, A Shares	52,841	1,375,284
Boliden AB	67,518	1,684,900
Epiroc AB, Class A*	33,367	319,718
Hexagon AB, B Shares	19,837	968,134
Industrivarden AB, C Shares	29,316	603,113
	Number of shares	Value
Common stocks—(continued)
Sweden—(concluded)
Investor AB, B Shares	87,326	$3,832,428
Kinnevik AB, B Shares	21,812	531,780
Sandvik AB	124,189	1,980,524
Swedish Match AB	25,403	1,136,184
Tele2 AB, B Shares	105,621	1,317,877
Telefonaktiebolaget LM Ericsson, B Shares	187,181	1,662,388
Telia Co. AB	2,263,496	9,851,130
Volvo AB, B Shares	135,909	1,953,391
Total Sweden common stocks		28,240,659
Switzerland—9.1%
ABB Ltd.	459,708	8,762,396
Cie Financiere Richemont SA2	65,792	4,526,611
Coca-Cola HBC AG*	72,822	2,443,230
EMS-Chemie Holding AG	2,009	1,002,025
Geberit AG	1,252	488,613
Julius Baer Group Ltd.	215,919	8,645,879
Nestle SA2	90,307	7,849,703
Novartis AG2	146,645	12,755,586
Partners Group Holding AG2	6,478	4,445,910
Roche Holding AG2	33,571	8,910,519
SGS SA	1,558	3,752,235
Straumann Holding AG	3,231	2,340,928
Swiss Prime Site AG*	10,911	923,285
Swiss Re AG	27,922	2,672,448
Temenos AG*	117,329	15,798,032
Zurich Insurance Group AG	22,203	6,959,299
Total Switzerland common stocks		92,276,699
Taiwan—1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	656,000	4,719,040
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	131,406	4,943,494
Total Taiwan common stocks		9,662,534
United Kingdom—14.1%
3i Group PLC	301,910	3,364,288
Admiral Group PLC	62,415	1,695,392
Antofagasta PLC	21,320	243,225
Associated British Foods PLC	27,124	849,551
AstraZeneca PLC	13,804	1,001,586
Atlassian Corp. PLC, Class A*	40,434	3,978,706
BAE Systems PLC	100,532	674,848
Barclays PLC	1,514,298	3,141,695
Barratt Developments PLC	82,055	579,659
Berkeley Group Holdings PLC	9,848	484,761
BP PLC	1,475,069	10,062,372
British American Tobacco PLC	49,592	1,747,755
British Land Co. PLC/The[1]	36,836	277,033
BT Group PLC	232,977	710,150
Bunzl PLC	21,103	664,288
Burberry Group PLC	60,347	1,425,907
Carnival PLC	44,256	2,500,628
Coca-Cola European Partners PLC	30,800	1,465,464
Compass Group PLC	50,230	1,074,200
Croda International PLC	34,340	2,171,394

PACE International Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Diageo PLC	31,427	$1,195,988
Direct Line Insurance Group PLC	95,758	422,882
G4S PLC	2,296,180	5,889,317
GlaxoSmithKline PLC	617,579	11,965,559
HSBC Holdings PLC	236,037	1,977,945
Imperial Brands PLC	18,279	605,362
Informa PLC	31,067	275,616
InterContinental Hotels Group PLC	35,183	2,002,967
Intertek Group PLC	21,954	1,413,251
John Wood Group PLC	820,759	5,826,055
Kingfisher PLC	2,070,326	6,047,281
Legal & General Group PLC	308,245	1,048,738
Lloyds Banking Group PLC	17,576,700	13,348,027
Meggitt PLC	34,970	236,580
Mondi PLC	67,600	1,630,976
National Grid PLC	315,813	3,418,144
Next PLC	13,370	849,974
Persimmon PLC	26,440	823,619
Prudential PLC	13,410	261,278
Reckitt Benckiser Group PLC	39,160	3,011,367
RELX PLC	68,374	1,512,441
Rolls-Royce Holdings PLC*,4	79,972	927,658
Royal Dutch Shell PLC, A Shares[2,5]	151,538	4,694,643
Royal Dutch Shell PLC, B Shares[4]	335,121	10,410,610
RSA Insurance Group PLC	53,309	358,550
Smith & Nephew PLC	18,183	342,230
SSE PLC[1]	526,984	8,086,944
Tesco PLC	4,355,670	12,745,465
Travis Perkins PLC[1]	169,014	2,713,346
Vodafone Group PLC	354,991	645,237
Total United Kingdom common stocks		142,800,952
Total common stocks (cost—$1,146,204,114)		1,131,646,395
Preferred stocks—0.4%
Germany—0.4%
Bayerische Motoren Werke AG	7,036	519,042
FUCHS PETROLUB SE	5,881	275,448
Henkel AG & Co. KGaA Vorzug	1,249	121,345
Porsche Automobil Holding SE	49,940	3,246,762
Total preferred stocks (cost—$4,626,832)		4,162,597
Short-term investment—0.4%
Investment company—0.4%
State Street Institutional U.S. Government Money Market Fund (cost—$4,407,854)	4,407,854	4,407,854
Investment of cash collateral from securities loaned—1.9%
Money market fund—1.9%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$19,278,357)	19,278,357	19,278,357
Total investments before investments sold short (cost—$1,174,517,157)—114.5%		1,159,495,203
	Number of shares	Value
Investments sold short—(13.5)%
Common stocks—(13.5)%
Australia—(1.0)%
Aristocrat Leisure Ltd.	(37,103)	$(664,275)
AusNet Services	(817,147)	(980,074)
Bendigo & Adelaide Bank Ltd.	(271,521)	(2,127,634)
Challenger Ltd.	(219,431)	(1,154,812)
Domino's Pizza Enterprises Ltd.	(24,059)	(795,726)
Flight Centre Travel Group Ltd.	(25,636)	(801,856)
Tabcorp Holdings Ltd.	(1,072,357)	(3,624,658)
Treasury Wine Estates Ltd.	(31,162)	(349,968)
		(10,499,003)
Austria—(0.1)%
voestalpine AG	(16,944)	(540,707)
Belgium—(0.2)%
Ageas	(37,079)	(1,722,240)
Umicore SA	(9,309)	(392,639)
		(2,114,879)
Bermuda—(0.3)%
Jardine Matheson Holdings Ltd.	(31,000)	(2,071,420)
Yue Yuen Industrial Holdings Ltd.	(225,500)	(770,140)
		(2,841,560)
Cayman Islands—(0.1)%
Melco Resorts & Entertainment Ltd., ADR	(30,200)	(651,716)
Minth Group Ltd.	(262,000)	(911,490)
		(1,563,206)
Denmark—(0.3)%
AP Moller—Maersk A/S, Class B	(1,396)	(1,853,942)
Chr Hansen Holding A/S	(2,703)	(256,111)
ISS A/S	(8,341)	(235,623)
Tryg A/S	(16,075)	(409,860)
		(2,755,536)
Finland—(0.1)%
Nokia Oyj	(25,655)	(161,741)
Wartsila OYJ Abp	(30,174)	(491,291)
		(653,032)
France—(1.2)%
Arkema SA	(2,198)	(208,613)
Bollore SA	(380,816)	(1,570,046)
Carrefour SA	(62,240)	(1,231,381)
Cie Generale des Etablissements Michelin SCA	(11,561)	(1,254,991)
Covivio	(2,168)	(221,597)
Getlink SE	(41,350)	(604,867)
Iliad SA	(2,009)	(230,180)
Imerys SA	(3,098)	(163,115)
Ingenico Group SA	(23,409)	(1,275,659)
JCDecaux SA	(35,234)	(1,043,710)
Societe BIC SA	(2,589)	(259,443)
Sodexo SA	(32,217)	(3,355,676)
Suez	(24,966)	(319,623)
Unibail-Rodamco-Westfield	(1,605)	(288,716)
Valeo SA	(9,076)	(283,291)
		(12,310,908)

PACE International Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Germany—(0.8)%
Daimler AG	(9,975)	$(589,822)
E.ON SE	(145,121)	(1,607,901)
GEA Group AG	(47,983)	(1,319,210)
HeidelbergCement AG	(11,932)	(824,358)
KION Group AG	(11,817)	(681,967)
LANXESS AG	(26,955)	(1,481,546)
thyssenkrupp AG	(72,823)	(1,289,474)
		(7,794,278)
Hong Kong—(0.1)%
Link REIT	(64,500)	(706,881)
SJM Holdings Ltd.	(756,000)	(791,921)
		(1,498,802)
Ireland—(0.1)%
Kerry Group PLC, Class A	(6,304)	(643,988)
Paddy Power Betfair PLC	(2,613)	(213,696)
		(857,684)
Isle of Man—(0.1)%
GVC Holdings PLC	(62,591)	(551,674)
Italy—(0.1)%
Leonardo SpA	(42,042)	(407,010)
Telecom Italia SpA	(515,564)	(286,795)
		(693,805)
Japan—(5.1)%
Aeon Co. Ltd.	(23,600)	(478,500)
AEON Financial Service Co. Ltd.	(11,500)	(222,451)
Aeon Mall Co. Ltd.	(48,500)	(804,140)
Asahi Intecc Co. Ltd.	(3,300)	(142,997)
Casio Computer Co. Ltd.	(27,100)	(360,006)
Chugai Pharmaceutical Co. Ltd.	(11,400)	(671,912)
Coca-Cola Bottlers Japan, Inc.	(93,100)	(2,867,574)
Credit Saison Co. Ltd.	(21,100)	(277,007)
Daicel Corp.	(112,700)	(1,179,509)
Daiichi Sankyo Co. Ltd.	(12,700)	(439,210)
Daiwa House Industry Co. Ltd.	(37,800)	(1,223,967)
Daiwa House REIT Investment Corp.	(1,040)	(2,446,160)
DeNA Co. Ltd.	(62,700)	(1,105,201)
Disco Corp.	(6,700)	(989,084)
Don Quijote Holdings Co. Ltd.	(24,200)	(1,406,344)
FamilyMart UNY Holdings Co. Ltd.	(13,500)	(1,576,498)
Hitachi Chemical Co. Ltd.	(69,200)	(1,135,916)
Hitachi Metals Ltd.	(88,800)	(993,777)
IHI Corp.	(14,000)	(441,496)
Iida Group Holdings Co. Ltd.	(102,100)	(1,856,875)
Inpex Corp.	(107,900)	(1,035,662)
J Front Retailing Co. Ltd.	(37,400)	(427,821)
JGC Corp.	(93,300)	(1,421,877)
JSR Corp.	(74,400)	(1,199,416)
JTEKT Corp.	(21,800)	(281,994)
Kakaku.com, Inc.	(25,400)	(443,990)
Kansai Paint Co. Ltd.	(45,600)	(799,596)
Keisei Electric Railway Co. Ltd.	(5,300)	(167,868)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
Kikkoman Corp.	(2,400)	$(127,133)
Kintetsu Group Holdings Co. Ltd.	(19,800)	(862,529)
Kobayashi Pharmaceutical Co. Ltd.	(5,500)	(348,405)
Lion Corp.	(17,500)	(363,576)
LIXIL Group Corp.	(11,600)	(169,966)
Makita Corp.	(6,200)	(219,142)
Marui Group Co. Ltd.	(34,300)	(694,660)
Maruichi Steel Tube Ltd.	(35,500)	(1,137,434)
Mitsubishi Materials Corp.	(15,900)	(453,973)
Nexon Co. Ltd.	(93,000)	(1,419,013)
Nippon Electric Glass Co. Ltd.	(22,000)	(609,961)
Nippon Paint Holdings Co. Ltd.	(22,700)	(758,577)
Nomura Real Estate Holdings, Inc.	(50,700)	(983,512)
Nomura Real Estate Master Fund, Inc.	(252)	(360,678)
Odakyu Electric Railway Co. Ltd.	(15,800)	(354,657)
Otsuka Holdings Co. Ltd.	(15,500)	(633,661)
Park24 Co. Ltd.	(27,900)	(664,170)
Rohm Co. Ltd.	(9,400)	(659,316)
SBI Holdings, Inc.	(115,400)	(2,455,792)
Seiko Epson Corp.	(33,400)	(529,862)
Sekisui Chemical Co. Ltd.	(90,200)	(1,401,133)
Shimamura Co. Ltd.	(14,700)	(1,269,929)
Sony Financial Holdings, Inc.	(14,300)	(270,837)
Sumitomo Dainippon Pharma Co. Ltd.	(1,300)	(30,386)
Sumitomo Metal Mining Co. Ltd.	(4,200)	(120,920)
Sumitomo Rubber Industries Ltd.	(9,200)	(127,453)
Suntory Beverage & Food Ltd.	(5,800)	(256,387)
Taiyo Nippon Sanso Corp.	(18,400)	(290,549)
Takashimaya Co. Ltd.	(35,500)	(481,047)
TDK Corp.	(13,900)	(1,093,624)
Terumo Corp.	(11,100)	(632,626)
Toho Co. Ltd.	(30,600)	(1,113,876)
Toho Gas Co. Ltd.	(14,900)	(636,764)
Tokyo Century Corp.	(9,600)	(447,721)
Welcia Holdings Co. Ltd.	(2,400)	(90,778)
Yamada Denki Co. Ltd.	(432,900)	(2,130,222)
Yamaguchi Financial Group, Inc.	(74,000)	(752,059)
Yamaha Motor Co. Ltd.	(10,400)	(222,083)
Yamazaki Baking Co. Ltd.	(16,700)	(326,564)
		(51,897,823)
Luxembourg—(0.1)%
Millicom International Cellular SA	(2,688)	(168,142)
RTL Group SA	(2,391)	(130,706)
Tenaris SA	(83,838)	(1,052,212)
		(1,351,060)
Mauritius—(0.1)%
Golden Agri-Resources Ltd.	(2,799,400)	(530,268)
Netherlands—(0.5)%
Airbus SE	(16,197)	(1,857,986)
EXOR N.V.	(40,797)	(2,605,650)
Koninklijke Vopak N.V.	(9,563)	(486,103)
		(4,949,739)

PACE International Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
New Zealand—(0.1)%
a2 Milk Co. Ltd.	(49,123)	$(429,516)
Ryman Healthcare Ltd.	(86,461)	(626,304)
		(1,055,820)
Norway—0.0%†
Yara International ASA	(10,682)	(440,885)
Papua New Guinea—(0.1)%
Oil Search Ltd.	(197,200)	(1,119,522)
Portugal—(0.1)%
EDP—Energias de Portugal SA	(271,247)	(990,397)
Singapore—(0.6)%
CapitaLand Mall Trust	(693,600)	(1,236,547)
Sembcorp Industries Ltd.	(377,200)	(725,708)
Singapore Airlines Ltd.	(26,000)	(186,377)
Suntec Real Estate Investment Trust	(501,000)	(718,266)
UOL Group Ltd.	(339,700)	(1,675,537)
Venture Corp. Ltd.	(29,200)	(352,691)
Wilmar International Ltd.	(733,000)	(1,813,170)
		(6,708,296)
Spain—(0.3)%
Ferrovial SA	(120,357)	(2,695,983)
Sweden—(0.5)%
Electrolux AB, Series B	(53,575)	(1,265,311)
Essity AB, B Shares	(35,414)	(979,248)
Husqvarna AB, B Shares	(241,216)	(1,839,441)
Securitas AB, B Shares	(9,446)	(151,633)
Skanska AB, B Shares	(27,324)	(477,578)
		(4,713,211)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Switzerland—(1.2)%
Baloise Holding AG	(26,433)	$(4,085,426)
Clariant AG	(27,148)	(538,346)
Dufry AG	(25,008)	(2,496,651)
Lonza Group AG	(3,482)	(917,025)
Swiss Life Holding AG	(6,582)	(2,709,048)
Zurich Insurance Group AG	(6,373)	(1,997,551)
		(12,744,047)
United Kingdom—(0.3)%
Babcock International Group PLC	(173,131)	(1,205,333)
John Wood Group PLC	(28,570)	(202,800)
Kingfisher PLC	(362,050)	(1,057,523)
Micro Focus International PLC	(25,963)	(494,110)
		(2,959,766)
Total common stocks (proceeds—$147,876,122)		(136,831,891)
Preferred stock—(0.0%)†
Germany—(0.0%)†
Sartorius AG	(2,079)	(311,493)
Total investments sold short (proceeds—$148,172,223)		(137,143,384)
Liabilities in excess of other assets—(1.0)%		(10,132,010)
Net assets—100.0%		$1,012,219,809

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

PACE International Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,131,646,395	$—	$—	$1,131,646,395
Preferred stocks	4,162,597	—	—	4,162,597
Short-term investment	—	4,407,854	—	4,407,854
Investment of cash collateral from securities loaned	—	19,278,357	—	19,278,357
Total	$1,135,808,992	$23,686,211	$—	$1,159,495,203
Liabilities
Investments sold short	$(137,143,384)	$—	$—	$(137,143,384)

At January 31, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05%.

1  Security, or portion thereof, was on loan at the period end.

2  Security, or portion thereof, pledged as collateral for investments sold short.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $14,807,888, represented 1.5% of the Portfolio's net assets at period end.

4  Security is traded on the London Exchange.

5  Security is traded on the Amsterdam Exchange.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Performance

For the six months ended January 31, 2019, the Portfolio's Class P shares returned -3.44% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") returned -2.60%, and the Lipper Emerging Markets Funds category posted a median return of -4.12%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 207. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2

The Portfolio modestly underperformed its benchmark during the reporting period. The relative underperformance was largely driven by allocation, as the overweight to Consumer Discretionary and underweight to Utilities detracted most from relative performance. This offset positive stock selection within the Communication Services and Materials sectors. From a country perspective, weak stock selection within India and China offset positive stock selection within Korea. Country allocation overall was positive, particularly the underweight to China and Taiwan, as well as the overweight to Brazil.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair");

LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA, assisted by Vincent Russo and Mayoor Joshi

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone and Jack Murphy;

LMCG: Gordon Johnson and Shannon Ericson

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy using fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

• A strategy that invests in mid and large cap companies with a quality growth orientation.

• A strategy that uses a bottom-up quantitative approach.

PACE International Emerging Markets Equity Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(3.58)%	(15.55)%	2.56%	7.71%
Class Y2	(3.48)	(15.38)	2.82	7.98
Class P3	(3.44)	(15.29)	2.79	7.86
After deducting maximum sales charge
Class A1	(8.87)	(20.18)	1.41	7.11
MSCI Emerging Markets Index (net)[4]	(2.60)	(14.24)	4.77	9.66
Lipper Emerging Markets Funds median	(4.12)	(15.29)	3.90	9.32

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(9.86)%	(16.63)%	(0.42)%	5.89%
Class Y2	(9.74)	(16.41)	(0.17)	6.16
Class P3	(9.73)	(16.43)	(0.20)	6.02
After deducting maximum sales charge
Class A1	(14.81)	(21.19)	(1.55)	5.29

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, supplemented from time to time, were as follows: Class A—1.72% and 1.70%; Class Y—1.45% and 1.45%; and Class P—1.50% and 1.45%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.70%; Class Y—1.45%; and Class P—1.45%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Emerging Markets Equity Investments

Portfolio statistics—January 31, 2019 (unaudited)

Top ten holdings[1]	Percentage of net assets
Alibaba Group Holding Ltd., ADR	3.9%
Samsung Electronics Co. Ltd.	3.8
Tencent Holdings Ltd.	3.7
Taiwan Semiconductor Manufacturing Co. Ltd.	2.6
Ping An Insurance (Group) Co. of China Ltd., Class H	2.4
China Construction Bank Corp., Class H	1.7
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.7
Housing Development Finance Corp.	1.4
Naspers Ltd., N Shares	1.4
Grupo Financiero Banorte SAB de C.V., Class O	1.2
Total	23.8%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
Cayman Islands	15.6%
India	12.6
China	12.0
South Korea	11.1
Taiwan	9.6
Total	60.9%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2019

Common stocks
Aerospace & defense	0.7%
Auto components	0.8
Automobiles	1.8
Banks	15.3
Beverages	1.0
Capital markets	0.5
Chemicals	2.7
Construction & engineering	1.1
Construction materials	0.3
Consumer finance	0.4
Diversified consumer services	0.9
Diversified financial services	0.9
Diversified telecommunication services	1.4
Electric utilities	0.2
Electrical equipment	0.2
Electronic equipment, instruments & components	1.7
Equity real estate investment trusts	0.9
Food & staples retailing	2.9
Food products	3.2
Gas utilities	0.7
Health care providers & services	0.5
Hotels, restaurants & leisure	2.3
Household durables	1.9
Household products	1.0
Independent power and renewable electricity producers	0.6
Industrial conglomerates	0.6
Insurance	4.3
Interactive media & services	4.8
Internet & direct marketing retail	3.9
Internet software & services	0.4
IT services	2.4
Machinery	0.4
Media	1.4
Common stocks—(concluded)
Metals & mining	4.1%
Multi-utilities	0.1
Multiline retail	0.2
Oil, gas & consumable fuels	4.7
Paper & forest products	1.1
Personal products	0.9
Pharmaceuticals	2.7
Real estate management & development	1.1
Semiconductors & semiconductor equipment	5.5
Software	0.3
Specialty retail	0.2
Technology hardware, storage & peripherals	4.0
Textiles, apparel & luxury goods	1.7
Thrifts & mortgage finance	2.2
Trading companies & distributors	0.4
Transportation infrastructure	1.6
Wireless telecommunication services	1.9
Total common stocks	94.8
Preferred stocks
Banks	2.0
Diversified telecommunication services	0.3
Food & staples retailing	0.4
Insurance	0.3
Semiconductors & semiconductor equipment	0.2
Total preferred stocks	3.2
Exchange traded fund	0.6
Investment company	0.7
Investment of cash collateral from securities loaned	1.3
Total investments	100.6
Liabilities in excess of other assets	(0.6)
Net assets	100.0%

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—94.8%
Argentina—0.2%
YPF SA, ADR	54,146	$885,287
Bermuda—1.6%
Brilliance China Automotive Holdings Ltd.[1]	668,000	628,233
Credicorp Ltd.	15,604	3,788,339
Haier Electronics Group Co. Ltd.*	677,000	1,945,465
Total Bermuda common stocks		6,362,037
Brazil—6.4%
AMBEV SA, ADR	321,155	1,544,755
Atacadao Distribuicao Comercio e Industria Ltda	204,700	1,121,944
B3 SA—Brasil Bolsa Balcao	228,000	1,967,306
BB Seguridade Participacoes SA	192,400	1,638,502
Companhia de Concessoes Rodoviarias SA	288,545	1,177,218
Embraer SA, ADR	124,767	2,655,042
Estacio Participacoes SA	168,700	1,438,520
Hypera SA	317,600	2,773,514
Itau Unibanco Holdings SA, PRF ADR	164,340	1,748,578
Kroton Educacional SA	510,900	1,601,115
MRV Engenharia e Participacoes SA	247,300	1,017,082
Raia Drogasil SA	107,800	1,832,529
Suzano Papel e Celulose SA	277,600	3,501,206
Vale SA	77,256	963,794
WEG SA	171,500	885,901
Total Brazil common stocks		25,867,006
Cayman Islands—15.6%
Alibaba Group Holding Ltd., ADR*	94,081	15,851,708
Anta Sports Products Ltd.	485,000	2,506,228
Autohome, Inc., ADR*,1	17,987	1,301,899
Baidu, Inc., ADR*	6,975	1,204,094
China Evergrande Group	465,000	1,454,764
China Medical System Holdings Ltd.	1,282,000	1,328,210
China State Construction International Holdings Ltd.	1,399,750	1,330,691
ENN Energy Holdings Ltd.	174,000	1,660,807
General Interface Solution Holding Ltd.	244,000	829,973
Hengan International Group Co. Ltd.	284,500	2,233,320
Huazhu Group Ltd.[1]	51,695	1,641,316
NetEase, Inc., ADR	5,865	1,477,569
Sands China Ltd.	660,800	3,140,993
Shenzhou International Group Holdings Ltd.	270,000	3,177,523
Shimao Property Holdings Ltd.	437,000	1,236,296
Sunny Optical Technology Group Co. Ltd.	45,000	442,135
TAL Education Group, ADR*	25,385	787,697
Tencent Holdings Ltd.	345,400	15,229,529
Tingyi Cayman Islands Holding Corp.	844,000	1,174,500
Tongda Group Holdings Ltd.[1]	5,480,000	740,243
WH Group Ltd.[2]	5,557,000	4,758,803
Total Cayman Islands common stocks		63,508,298
Chile—0.3%
Sociedad Quimica y Minera de Chile SA, ADR[1]	30,794	1,313,672
China—12.0%
Agricultural Bank of China Ltd., Class H	3,135,000	1,474,185
Anhui Conch Cement Co. Ltd., Class H	240,500	1,299,478
	Number of shares	Value
Common stocks—(continued)
China—(concluded)
Bank of China Ltd., Class H	2,591,000	$1,195,264
Bank of Communications Co. Ltd., Class H	1,609,000	1,363,533
China CITIC Bank Corp. Ltd., Class H	2,019,000	1,307,037
China Communications Services Corp. Ltd., Class H	1,104,000	1,034,057
China Construction Bank Corp., Class H	7,629,000	6,815,123
China International Travel Service Corp. Ltd., Class A	221,135	1,797,309
China Minsheng Banking Corp. Ltd., Class H	1,328,000	1,013,708
China Pacific Insurance Group Co. Ltd., Class H	191,200	668,834
China Petroleum & Chemical Corp., Class H	1,812,000	1,517,091
China Shenhua Energy Co. Ltd., Class H	567,500	1,431,921
Dongfeng Motor Group Co. Ltd., Class H	198,000	207,155
Guangzhou R&F Properties Co. Ltd., Class H	504,800	1,002,247
Huaneng Power International, Inc., Class H	1,682,000	1,054,579
Industrial & Commercial Bank of China Ltd., Class H	1,327,000	1,024,782
Jiangsu Expressway Co. Ltd., Class H	594,000	859,910
Jiangsu Hengrui Medicine Co. Ltd., Class A	107,504	946,702
Kweichow Moutai Co. Ltd., Class A	24,200	2,488,751
Maanshan Iron & Steel Co. Ltd., Class H	2,370,000	1,129,557
Midea Group Co. Ltd., Class A	560,700	3,639,888
Ping An Insurance (Group) Co. of China Ltd., Class H	995,000	9,623,940
Postal Savings Bank of China Co. Ltd., Class H2	1,730,000	970,034
SAIC Motor Corp. Ltd., Class A	311,997	1,237,659
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	371,100	789,761
Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,380,000	652,441
Sinopharm Group Co. Ltd., Class H	250,400	1,118,434
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H2	186,600	754,994
Zhejiang Expressway Co. Ltd., Class H	582,269	596,579
Total China common stocks		49,014,953
Hong Kong—2.7%
China Mobile Ltd.	356,500	3,738,931
China Resources Power Holdings Co. Ltd.	618,911	1,238,271
China Traditional Chinese Medicine Holdings Co. Ltd.	1,642,000	1,067,164
CITIC Ltd.	758,000	1,145,624
CNOOC Ltd.	2,238,000	3,741,812
Total Hong Kong common stocks		10,931,802
Hungary—1.1%
OTP Bank Nyrt	90,389	3,723,334
Richter Gedeon Nyrt	42,045	895,669
Total Hungary common stocks		4,619,003
India—12.6%
Asian Paints Ltd.	59,329	1,178,405
Bajaj Auto Ltd.	55,518	1,994,144
Bajaj Finance Ltd.	45,327	1,641,032
Britannia Industries Ltd.	26,089	1,173,015
HCL Technologies Ltd.	177,367	2,506,880
HDFC Bank Ltd.	78,933	2,308,446
HDFC Life Insurance Co. Ltd.*,2	198,457	1,036,932

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
India—(concluded)
Hero MotoCorp Ltd.	29,027	$1,066,861
Hindalco Industries Ltd.	407,550	1,194,800
Hindustan Unilever Ltd.	106,208	2,633,173
Housing Development Finance Corp.	215,902	5,835,759
Indiabulls Housing Finance Ltd.	353,025	3,299,434
IndusInd Bank Ltd.	71,721	1,518,273
Infosys Ltd.	407,359	4,293,250
JSW Steel Ltd.	222,736	860,001
Larsen & Toubro Ltd.	36,500	674,521
Lupin Ltd.	197,824	2,435,805
Mahindra & Mahindra Ltd.	106,338	1,016,805
Maruti Suzuki India Ltd.	10,571	987,115
MRF Ltd.	1,172	1,009,996
NIIT Technologies Ltd.	71,830	1,323,835
Petronet LNG Ltd.	582,596	1,864,848
Power Finance Corp. Ltd.	567,124	825,727
Power Grid Corp. of India Ltd.	261,543	693,574
REC Ltd.	551,106	966,295
Tata Consultancy Services Ltd.	54,956	1,556,340
Tech Mahindra Ltd.	141,219	1,453,293
UPL Ltd.	127,269	1,407,439
Vedanta Ltd.	989,796	2,746,573
Total India common stocks		51,502,571
Indonesia—3.1%
Perusahaan Gas Negara Persero Tbk	6,207,500	1,141,762
PT Bank Mandiri Persero Tbk	2,193,200	1,169,393
PT Bank Rakyat Indonesia Persero Tbk	16,323,600	4,497,825
PT Telekomunikasi Indonesia Persero Tbk	12,584,000	3,512,442
PT Unilever Indonesia Tbk	438,500	1,569,154
PT United Tractors Tbk	485,500	893,862
Total Indonesia common stocks		12,784,438
Malaysia—1.1%
AMMB Holdings Berhad	1,102,600	1,211,353
Genting Berhad	426,300	722,295
Genting Malaysia Berhad	1,676,600	1,346,683
Malayan Banking Berhad	444,458	1,035,188
Total Malaysia common stocks		4,315,519
Mexico—3.0%
Fibra Uno Administracion SA de C.V.	1,728,989	2,372,559
Gruma SAB de C.V., Class B	77,467	943,795
Grupo Aeroportuario del Pacifico SAB de C.V.	183,700	1,648,783
Grupo Financiero Banorte SAB de C.V., Class O	898,813	4,989,893
Wal-Mart de Mexico SAB de C.V.	896,747	2,354,153
Total Mexico common stocks		12,309,183
Netherlands—0.4%
Yandex N.V., Class A*	54,305	1,823,562
Papua New Guinea—0.3%
Oil Search Ltd.	182,583	1,036,540
Philippines—0.2%
PLDT, Inc.	31,616	782,664
Poland—0.3%
Powszechna Kasa Oszczednosci Bank Polski SA	98,796	1,048,633
	Number of shares	Value
Common stocks—(continued)
Qatar—0.1%
Qatar Electricity & Water Co.	11,879	$613,230
Romania—0.1%
Societatea Nationala de Gaze Naturale ROMGAZ SA, GDR[3]	42,165	290,938
Russia—2.7%
Gazprom PAO, ADR[1,4]	490,981	2,403,352
Gazprom PAO, ADR[5]	330,726	1,615,266
Lukoil PJSC, ADR[5]	21,671	1,738,014
Lukoil PJSC, ADR[4]	22,630	1,814,926
MMC Norilsk Nickel PJSC, ADR	36,709	763,547
MMC Norilsk Nickel PJSC, ADR[1]	37,913	796,552
Mobile TeleSystems, ADR	136,456	1,173,522
Severstal PJSC, GDR[3]	54,899	837,759
Total Russia common stocks		11,142,938
Singapore—0.3%
BOC Aviation Ltd.[2]	121,100	1,023,165
South Africa—5.0%
Aspen Pharmacare Holdings Ltd.	63,775	698,538
Barloworld Ltd.	83,006	757,231
Bid Corp. Ltd.	104,211	2,226,311
Bidvest Group Ltd./The	80,553	1,230,424
Capitec Bank Holdings Ltd.[1]	23,548	2,070,378
FirstRand Ltd.	339,024	1,773,622
Growthpoint Properties Ltd.	657,068	1,286,518
Mondi Ltd.	35,619	881,119
Naspers Ltd., N Shares	24,720	5,665,728
Rand Merchant Investment Holdings Ltd.	428,796	1,190,979
Sasol Ltd.	54,946	1,658,767
Truworths International Ltd.	154,501	933,034
Total South Africa common stocks		20,372,649
South Korea—10.9%
Daelim Industrial Co. Ltd.*	15,366	1,470,794
DB Insurance Co. Ltd.	13,583	848,442
Doosan Infracore Co. Ltd.*	113,609	884,244
Hana Financial Group, Inc.	44,819	1,609,238
Hankook Tire Co. Ltd.*	21,985	825,932
Hyosung Corp.*	14,526	913,872
Hyundai Department Store Co. Ltd.	8,768	753,355
Hyundai Marine & Fire Insurance Co. Ltd.	23,331	783,187
Hyundai Mobis Co. Ltd.*	6,490	1,312,407
Hyundai Steel Co.	22,734	1,046,134
Industrial Bank of Korea*	82,134	1,051,912
Kangwon Land, Inc.*	23,745	725,592
Korea Zinc Co. Ltd.*	4,278	1,693,667
LG Chem Ltd.	11,696	3,868,358
LG Household & Health Care Ltd.	1,387	1,576,915
LG Uplus Corp.	73,572	998,461
Samsung Electronics Co. Ltd.	377,763	15,668,685
Samsung SDI Co. Ltd.	3,143	631,340
Shinhan Financial Group Co. Ltd.	113,078	4,390,392
SK Hynix, Inc.	32,560	2,162,570
SK Telecom Co. Ltd.	5,061	1,173,539
Total South Korea common stocks		44,389,036

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Taiwan—9.6%
ASE Technology Holding Co. Ltd.*	1,000,000	$1,953,030
Asia Optical Co., Inc.	326,000	779,942
China Life Insurance Co. Ltd.	952,000	859,919
China Steel Corp.	1,231,000	1,019,773
Chinatrust Financial Holding Co. Ltd.	1,675,934	1,129,236
E.Sun Financial Holding Co. Ltd.	1,669,000	1,159,877
Far EasTone Telecommunications Co. Ltd.	365,000	850,675
Feng TAY Enterprise Co. Ltd.	192,000	1,203,066
Innolux Corp.	2,384,000	810,924
Mega Financial Holding Co. Ltd.	1,358,118	1,175,917
President Chain Store Corp.	94,000	986,768
Shin Kong Financial Holding Co. Ltd.	3,526,276	997,456
Synnex Technology International Corp.	657,000	808,378
Taiwan Semiconductor Manufacturing Co. Ltd.	1,489,156	10,712,481
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	179,774	6,763,098
Tripod Technology Corp.	250,000	667,285
Uni-President Enterprises Corp.	1,532,000	3,585,463
Unimicron Technology Corp.	1,455,000	1,065,622
United Microelectronics Corp.	2,350,000	868,203
Walsin Lihwa Corp.	1,530,000	871,539
Wistron Corp.	1,199,755	824,010
Total Taiwan common stocks		39,092,662
Thailand—2.3%
Airports of Thailand PCL	1,103,100	2,436,230
CP ALL PCL	967,600	2,407,967
Kasikornbank Public Co. Ltd., NVDR	211,200	1,352,004
Land & Houses PCL	2,744,700	940,011
Thai Union Group PCL	2,218,500	1,327,869
Thanachart Capital PCL, NVDR	506,300	871,045
Total Thailand common stocks		9,335,126
Turkey—1.9%
BIM Birlesik Magazalar A.S.	47,359	827,257
Eregli Demir ve Celik Fabrikalari TAS	627,720	1,031,489
Tekfen Holding A.S.	201,371	961,127
Turkiye Garanti Bankasi A.S.	826,679	1,449,626
Turkiye Halk Bankasi A.S.	547,547	805,427
Turkiye Is Bankasi A.S., Class C	1,055,217	1,160,062
Turkiye Sise ve Cam Fabrikalari A.S.	711,576	935,152
Yapi ve Kredi Bankasi A.S.*	1,549,880	584,957
Total Turkey common stocks		7,755,097
	Number of shares	Value
Common stocks—(concluded)
United Arab Emirates—0.3%
First Abu Dhabi Bank PJSC	354,884	$1,424,116
United Kingdom—0.4%
Anglo American PLC	64,640	1,647,140
United States—0.3%
Southern Copper Corp.	33,380	1,122,236
Total common stocks (cost—$364,837,260)		386,313,501
Preferred stocks—3.2%
Brazil—3.0%
Banco do Estado do Rio Grande do Sul SA Class B	144,000	927,835
Cia Brasileira de Distribuicao	51,100	1,362,965
Itau Unibanco Holding SA	314,520	3,344,233
Itausa—Investimentos Itau SA	1,066,730	3,948,469
Sul America SA	150,200	1,321,951
Telefonica Brasil SA	96,700	1,290,942
Total Brazil preferred stocks		12,196,395
South Korea—0.2%
Samsung Electronics Co. Ltd.	19,590	660,248
Total preferred stocks (cost—$9,689,740)		12,856,643
Exchange traded fund—0.6%
iShares MSCI Emerging Markets ETF (cost—$2,363,203)	57,262	2,467,992
Short-term investment—0.7%
Investment company—0.7%
State Street Institutional U.S. Government Money Market Fund (cost—$2,883,654)	2,883,654	2,883,654
Investment of cash collateral from securities loaned—1.3%
Money market fund—1.3%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$5,326,213)	5,326,213	5,326,213
Total investments (cost—$385,100,070)—100.6%		409,848,003
Liabilities in excess of other assets—(0.6)%		(2,581,777)
Net assets—100.0%		$407,266,226

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$386,313,501	$—	$—	$386,313,501
Preferred stocks	12,856,643	—	—	12,856,643
Exchange traded fund	2,467,992	—	—	2,467,992
Short-term investment	—	2,883,654	—	2,883,654
Investment of cash collateral from securities loaned	—	5,326,213	—	5,326,213
Total	$401,638,136	$8,209,867	$—	$409,848,003

At January 31, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $8,543,928, represented 2.1% of the Portfolio's net assets at period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Security is traded on the Turquoise Exchange.

5  Security is traded on the over-the-counter ("OTC") market.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Performance

For the six months ended January 31, 2019, the Portfolio's Class P shares returned 1.54% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA Nareit Developed Index (the "benchmark") returned 3.78%, while the Lipper Global Real Estate Funds category posted a median return of 3.16%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 216. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio underperformed its benchmark during the reporting period. The office sector was the leading detractor from returns due to stock selection and an overweight position. Security selection within the diversified sector was also a headwind for returns. Conversely, the retail sector was the leading contributor to relative performance, driven by stock selection and an underweight exposure. A combination of stock selection and overweight exposure within the health care sector was also additive for returns. Australia/New Zealand was the leading regional contributor, driven by stock selection. Canada was a contributor as well, also due to security selection. Conversely, China/Hong Kong and the US were leading detractors, both due to stock selection.

By security, not owning Unibail-Rodamco-Westfield (retail, France) was the leading contributor to relative performance, as the malaise that has plagued US retail real estate now appears to be spreading to Europe. Overweight allocations to HCP, Inc. (health care, US) and Dexus (diversified, Australia) also contributed during the period. Conversely, an overweight exposure to Land Securities Group Plc (diversified, UK) was the leading detractor from returns, as the stock underperformed amid Brexit uncertainty. The timing of our overweight position in Gecina SA (office, France) was also a meaningful detractor from results. The stock underperformed amid political uncertainty in the country following the "Yellow Vests" protests. An overweight position in Extended Stay America, Inc. (hotel, US) detracted as well, as the hotel sector underperformed. We continue to hold all securities with the exception of Extended Stay America. That position was fully exited following the reporting period.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Brookfield Public Securities Group LLC (f/k/a Brookfield Investment Management Inc.) ("Brookfield")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA and Fred Lee, CFA

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

The subadvisor utilizes a strategy that involves achieving total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry.

PACE Global Real Estate Securities Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/19	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.42%	1.69%	6.01%	11.06%
Class P2	1.54	1.96	6.28	11.32
After deducting maximum sales charge
Class A1	(4.21)	(3.85)	4.80	10.42
FTSE EPRA Nareit Developed Index[3]	3.78	5.62	7.51	13.22
Lipper Global Real Estate Funds median	3.16	4.19	6.37	12.08

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/18	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(8.45)%	(8.45)%	3.77%	8.34%
Class P2	(8.32)	(8.20)	4.04	8.63
After deducting maximum sales charge
Class A1	(13.43)	(13.43)	2.59	7.73

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—1.50% and 1.45%; and Class P—1.53% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; and Class P—1.20%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The FTSE EPRA Nareit Developed Index is designed to measure the stock performance of companies engaged in certain real estate activities of the North American, UK, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Global Real Estate Securities Investments

Portfolio statistics—January 31, 2019 (unaudited)

Top ten equity holdings[1]	Percentage of net assets
Mid-America Apartment Communities, Inc.	4.0%
Vonovia SE	4.0
Land Securities Group PLC	3.8
AvalonBay Communities, Inc.	3.6
Simon Property Group, Inc.	3.5
Mitsubishi Estate Co. Ltd.	3.4
Public Storage	3.4
Mitsui Fudosan Co. Ltd.	3.4
Prologis, Inc.	3.2
Ventas, Inc.	3.1
Total	35.4%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	53.2%
Japan	12.9
United Kingdom	8.1
Germany	6.0
Australia	4.9
Total	85.1%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2019

Common stocks

Apartments	12.7%
Diversified	23.1
Health care	9.5
Hotels	5.1
Hotels & motels	1.7
Office property	12.9
Real estate management/service	8.3
Real estate operations/development	11.7
Regional malls	3.5
Shopping centers	2.1
Storage	4.9
Warehouse/industrial	3.2
Total common stocks	98.7
Investment company	1.9
Investment of cash collateral from securities loaned	0.9
Total investments	101.5
Liabilities in excess of other assets	(1.5)
Net assets	100.0%

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—98.7%
Australia—4.9%
Dexus	341,596	$2,850,554
GPT Group/The	807,863	3,405,967
Total Australia common stocks		6,256,521
Bermuda—2.0%
Hongkong Land Holdings Ltd.	362,600	2,599,842
Canada—1.6%
Granite Real Estate Investment Trust	46,438	2,105,340
Cayman Islands—4.3%
CK Asset Holdings Ltd.	191,472	1,604,313
Soho China Ltd.*	2,899,400	1,171,265
Wharf Real Estate Investment Co. Ltd.	398,156	2,714,533
Total Cayman Islands common stocks		5,490,111
France—2.1%
Gecina SA	18,300	2,685,299
Germany—6.0%
Alstria Office REIT-AG	175,342	2,637,150
Vonovia SE	101,815	5,105,504
Total Germany common stocks		7,742,654
Hong Kong—2.0%
Sun Hung Kai Properties Ltd.	157,500	2,633,313
Japan—12.9%
Activia Properties, Inc.	232	1,004,251
Advance Residence Investment Corp.[1]	394	1,164,728
Daiwa Office Investment Corp.	146	975,791
Hulic Reit, Inc.	411	675,032
Invincible Investment Corp.	3,087	1,341,927
Kenedix Office Investment Corp.	142	973,826
Kenedix Residential Next Investment Corp.	209	345,567
Mitsubishi Estate Co. Ltd.	250,073	4,418,320
Mitsui Fudosan Co. Ltd.	180,075	4,359,493
Nippon Accommodations Fund, Inc.	205	1,089,695
NIPPON REIT Investment Corp.	65	230,044
Total Japan common stocks		16,578,674
Singapore—1.6%
City Developments Ltd.	311,372	2,125,619
Spain—1.0%
Merlin Properties Socimi SA	95,887	1,285,198
Sweden—0.9%
Hufvudstaden AB, Class A	67,330	1,117,659
United Kingdom—8.1%
British Land Co. PLC/The	363,500	2,733,778
Derwent London PLC	24,600	1,045,075
Great Portland Estates PLC	122,704	1,177,587
	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Land Securities Group PLC	423,972	$4,811,216
Tritax EuroBox PLC*,2	529,100	646,777
Total United Kingdom common stocks		10,414,433
United States—51.3%
AvalonBay Communities, Inc.	24,170	4,662,876
Boston Properties, Inc.	25,900	3,415,433
Cousins Properties, Inc.	184,700	1,634,595
CubeSmart	64,100	1,983,895
Digital Realty Trust, Inc.	16,800	1,820,112
EPR Properties	19,300	1,410,058
Essex Property Trust, Inc.	9,701	2,630,911
Extended Stay America, Inc.	6,477	110,757
Federal Realty Investment Trust	10,500	1,391,985
HCP, Inc.	95,300	3,005,762
Highwoods Properties, Inc.	45,000	1,994,400
Hudson Pacific Properties, Inc.	81,800	2,656,046
Kilroy Realty Corp.	42,900	3,022,734
MGM Growth Properties LLC, Class A	112,809	3,497,079
Mid-America Apartment Communities, Inc.	50,448	5,109,373
Park Hotels & Resorts, Inc.	43,322	1,302,693
Physicians Realty Trust	166,500	3,015,315
Prologis, Inc.	59,100	4,087,356
Public Storage	20,600	4,377,912
Regency Centers Corp.	20,588	1,338,220
RLJ Lodging Trust	95,770	1,776,534
Simon Property Group, Inc.	24,791	4,514,937
Ventas, Inc.	61,800	3,985,482
Welltower, Inc.	28,000	2,169,720
WP Carey, Inc.	14,945	1,119,231
Total United States common stocks		66,033,416
Total common stocks (cost—$122,507,425)		127,068,079
Short-term investment—1.9%
Investment company—1.9%
State Street Institutional U.S. Government Money Market Fund (cost—$2,407,802)	2,407,802	2,407,802
Investment of cash collateral from securities loaned—0.9%
Money market fund—0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$1,197,932)	1,197,932	1,197,932
Total investments (cost—$126,113,159)—101.5%		130,673,813
Liabilities in excess of other assets—(1.5)%		(1,879,604)
Net assets—100.0%		$128,794,209

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$127,068,079	$—	$—	$127,068,079
Short-term investment	—	2,407,802	—	2,407,802
Investment of cash collateral from securities loaned	—	1,197,932	—	1,197,932
Total	$127,068,079	$3,605,734	$—	$130,673,813

At January 31, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $646,777, represented 0.5% of the Portfolio's net assets at period end.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Performance

For the six months ended January 31, 2019, the Portfolio's Class P shares returned -1.68% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE Three-Month US Treasury Bill Index (the "benchmark") returned 1.11%, the Bloomberg Barclays Global Aggregate Index returned 1.96%, the MSCI World Index (net) returned -5.00%, the HFRI Fund of Funds Composite Index (net) returned -2.59%, and the Lipper Alternative Multi-Strategy Funds category posted a median return of -1.77%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 224. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2,3

The Portfolio underperformed its benchmark, on a gross fee basis, over the reporting period. This was primarily driven by allocations to both systematic and fundamental long/short equity strategies. Directional equity exposure was a headwind for returns, due to a number of long positions. In contrast, short positions generally added to results when global equity markets produced negative returns. The systematic allocation struggled due to negative stock selection driven by its factor positioning. Specifically, overweight positions to Technical (price momentum) and Revisions (earnings estimate revisions) factors negatively impacted results. This was somewhat offset by an overweight to Quality (profit margin), which was beneficial as investors rewarded this trait during the reporting period. On the upside, an emphasis on low beta stocks positively impacted performance, as low beta securities outperformed high beta securities, providing a modest partial offset. (Beta is a measure of volatility or risk relative to the market as a whole.)

The Portfolio's allocations to fundamental global macro strategies also detracted from returns. In particular, the largest detractors from performance were a short position in US rates and long exposures to global financial and European mid-cap equities. The strategy was largely positioned for a reflationary environment, distinguished by greater global economic growth.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

3  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Manager and Subadvisor:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Wells Capital Management Incorporated (f/k/a Analytic Investors, LLC) ("WellsCap"); First Quadrant L.P. ("First Quadrant"); Standard Life Investments (Corporate Funds) Limited ("Aberdeen Standard Investments"); AQR Capital Management, LLC ("AQR") (through October 19, 2018); Sirios Capital Management, L.P. ("Sirios");

Principal Global Investors, LLC d/b/a Macro Currency Group ("MCG") (through November 6, 2018);

Aviva Investors Americas, LLC ("Aviva");

PCJ Investment Counsel LTD ("PCJ")

Kettle Hill Capital Management, LLC ("Kettle Hill")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA and Fred Lee, CFA

WellsCap: Dennis Bein, David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Jeppe Ladekarl;

Aberdeen Standard Investments: Guy Stern and Roger Sadewsky;

(continued on next page)

PACE Alternative Strategies Investments

Advisor's comments – concluded

The primary contributor to returns was an allocation to a systematic currency strategy. This performed as expected for the period, providing downside protection when equity markets produced negative returns. The strategy performed well during the emerging market selloff in August 2018, largely attributable to successful short positions in the Scandinavian currencies. The strategy generally benefited from the fourth quarter's downturn in energy prices due to a short position in the Norwegian krone, which was partially offset by a long position in the Canadian dollar. The long position was converted to a short position in mid-December as Canada's inflation moderated. The strategy also benefited from diversified exposure to risk currencies (e.g. New Zealand dollar and Australian dollar), as they did not decline concurrently with equities as typically happens during risk-off environments. Instead, the strategy was long the New Zealand dollar which appreciated, and more than offset the strategy's short position in the Australian dollar which also appreciated over the period. Tactical positioning in the US dollar, British pound and Japanese yen over the period also added value.

The Portfolio's allocations to a fundamental equity market neutral strategy and an unconstrained bond strategy also benefited returns over the period. The market neutral strategy's performance was largely driven by contributions from long positions in information technology, airlines and railroads, along with a significant short position in a natural gas company that lost half of its market value over the period. Index hedges were also beneficial, as they provided downside protection when the North American markets sold off sharply towards the end of 2018. Performance during the period was negatively impacted by positions in the energy sector, as stocks did not trade on fundamentals; as well as in real estate, where a basket of long positions were a drag on results. The bond strategy's returns were driven by duration positioning, particularly towards the end of 2018. The strategy also held minimal exposure to corporate credit over the period, which underperformed Treasuries. However, as credit cheapened, the strategy added exposure to that sector as it became more attractive.

Lastly, positions in systematic managed futures and style premia strategies were modest detractors during the period due to their relatively small allocations. Managed futures strategies struggled amidst the risk-on/risk-off behavior in capital markets over the period, making it difficult to identify and benefit from market trends. This environment also challenged the performance of style premia strategies which similarly found it difficult to keep up with the reversals in factor performance.

In general, derivatives were used in the Portfolio to gain economic exposure and for hedging or risk management purposes mostly across currencies, fixed income and equity markets. Derivatives are the primary instrument to implement currency and managed futures strategies because of their high degree of liquidity, low cost and trading efficiency. The instruments utilized in the Portfolio over the period primarily included currency forwards, both deliverable and non-deliverable, exchanged-traded futures in global developed and emerging markets, swaps and options across equities, fixed income and currencies.

Portfolio Management
Team (concluded)

AQR: Clifford Asness, John Liew, Brian Hurst, Yao Hua Ooi and Ari Levine;

MCG: Mark Farrington and David Petitcolin;

Aviva: Peter Fitzgerald, James McAlevey and Mark Robertson
PCJ: Nereo Piticco, Adam Posman, Aly Alladina, Heiki Altosaar, Bryan Rock and Jenny Yan

Kettle Hill: Andrew Y. Kurita

UBS AM sleeve: Mabel Lung, Gina Toth and Fred Lee;

Sirios: John F. Brennan, Jr.

Objective:

Long-term capital appreciation

PACE Alternative Strategies Investments

Investment process

The main strategies of the subadvisors include:

• An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

• A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

• A "currency strategy" that seeks to produce absolute return from investing in currency markets.

• A "global multi-asset strategy" that involves achieving a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes.

• A "managed futures strategy" in which the subadvisor takes both long and short positions in a portfolio of futures contracts, futures related instruments, forward contracts and swaps across different asset classes.

• A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

• A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

• An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk adjusted return while demonstrating low correlation with, and lower volatility than, traditional long only investment portfolios.

• A "diversified currency strategy" that seeks to produce absolute returns from a blend of a fundamental discretionary process and a fundamental systematic process by investing in developed market currency instruments.

• A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/19	6 months	1 year	5 years	10 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	(1.95)%	(4.50)%	1.08%	3.35%	1.24%
Class Y3	(1.77)	(4.16)	1.37	3.61	1.06
Class P4	(1.68)	(4.26)	1.35	3.61	1.50
After deducting maximum sales charge
Class A2	(7.33)	(9.77)	(0.06)	2.76	0.79
FTSE Three-Month US Treasury Bill Index[5]	1.11	1.96	0.64	0.37	1.05
Bloomberg Barclays Global Aggregate Index[6]	1.96	(0.88)	1.17	2.98	3.55
MSCI World Index (net)[7]	(5.00)	(6.54)	6.94	11.51	5.23
HFRI Fund of Funds Composite Index (net)[8]	(2.59)	(3.92)	1.97	3.29	1.75
Lipper Alternative Multi-Strategy Funds median	(1.77)	(4.05)	1.19	3.63	1.47

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/18	6 months	1 year	5 years	10 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	(3.74)%	(5.41)%	0.23%	2.86%	1.00%
Class Y3	(3.65)	(5.16)	0.50	3.11	0.76
Class P4	(3.67)	(5.27)	0.48	3.12	1.26
After deducting maximum sales charge
Class A2	(9.00)	(10.58)	(0.90)	2.27	0.56

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—2.50% and 2.41%; Class Y—2.25% and 2.16%; and Class P—2.27% and 2.18%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees through November 30, 2019 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Class A—1.88%; Class Y—1.63%; and Class P—1.63%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and Class A shares, and April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A)."

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The FTSE Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The HFRI Fund of Funds Composite Index is an index of Fund of Funds strategies which invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of vesting with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Alternative Strategies Investments

Portfolio statistics—January 31, 2019 (unaudited)

Top ten equity holdings (long holdings)[1]	Percentage of net assets
Air Canada	0.9%
Airbus SE	0.8
Becton, Dickinson and Co.	0.6
Shaw Communications, Inc., Class B	0.6
BNP Paribas London	0.6
Abbott Laboratories	0.6
Empire Co. Ltd.	0.6
Natixis	0.6
Berkshire Hathaway, Inc., Class B	0.6
Canadian Pacific Railway Ltd.	0.6
Total	6.5%
Top ten equity holdings (short holdings)[1]	Percentage of net assets
TransCanada Corp.	(0.3)%
Loblaw Cos., Ltd.	(0.3)
BCE, Inc.	(0.3)
Nutrien Ltd.	(0.3)
TELUS Corp.	(0.3)
STMicroelectronics N.V.	(0.2)
SBA Communications Corp.	(0.2)
WestJet Airlines Ltd.	(0.2)
BioMarin Pharmaceutical, Inc.	(0.2)
Deutsche Bank AG	(0.2)
Total	(2.5)%
Top ten long-term fixed income holdings[1]	Percentage of net assets
US Treasury Inflation Index Bond (TIPS), 2.125% due 02/15/40	1.0%
Indonesia Treasury Bond, 8.250% due 07/15/21	0.5
Brazil Letras do Tesouro Nacional, 7.709% due 07/01/2021	0.4
Brazil Letras do Tesouro Nacional, 6.687% due 07/01/2020	0.4
Indonesia Treasury Bond, 7.000% due 05/15/22	0.2
Mexican Bonos, 10.000% due 12/05/24	0.2
Mexican Bonos, 8.000% due 12/07/23	0.2
Brazil Notas do Tesouro Nacional Series F, 10.000% due 01/01/23	0.2
US Treasury Inflation Index Bond (TIPS), 2.125% due 02/15/41	0.2
Brazil Notas do Tesouro Nacional Series F, 10.000% due 01/01/27	0.2
Total	3.5%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
United States	51.1%
Canada	11.4
Japan	4.4
United Kingdom	3.4
France	1.7
Total	72.0%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
United States	(12.4)%
Canada	(7.0)
Germany	(0.5)
United Kingdom	(0.4)
Netherlands	(0.3)
Total	(20.6)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2019

Common stocks
Aerospace & defense	2.0%
Air freight & logistics	0.4
Airlines	1.8
Auto components	0.3
Automobiles	0.0	†
Banks	3.1
Beverages	1.2
Biotechnology	0.9
Building products	0.2
Capital markets	0.8
Chemicals	0.6
Commercial services & supplies	0.6
Communications equipment	0.7
Construction & engineering	0.4
Construction materials	0.0	†
Containers & packaging	0.2
Diversified consumer services	0.2
Diversified financial services	0.9
Diversified telecommunication services	0.7
Electric utilities	0.5
Electrical equipment	0.2
Electronic equipment, instruments & components	0.5
Energy equipment & services	0.0	†
Entertainment	1.1
Equity real estate investment trusts	4.4
Food & staples retailing	1.8
Food products	0.5
Gas utilities	0.1
Health care equipment & supplies	2.0
Health care providers & services	0.7
Hotels, restaurants & leisure	2.5
Household durables	0.3
Independent power and renewable electricity producers	0.5
Industrial conglomerates	0.7
Insurance	1.0
Interactive media & services	0.3
Internet & direct marketing retail	0.9
IT services	2.2
Leisure products	0.1
Life sciences tools & services	0.3
Machinery	0.4
Media	1.1
Metals & mining	1.6
Mortgage real estate investment trusts	0.7
Multi-utilities	0.1
Common stocks—(concluded)
Multiline retail	0.4%
Oil, gas & consumable fuels	3.3
Paper & forest products	0.5
Personal products	0.3
Pharmaceuticals	0.3
Professional services	1.0
Real estate management & development	0.8
Road & rail	2.5
Semiconductors & semiconductor equipment	0.7
Software	1.4
Specialty retail	1.0
Technology hardware, storage & peripherals	0.3
Textiles, apparel & luxury goods	1.4
Trading companies & distributors	0.7
Transportation infrastructure	0.2
Wireless telecommunication services	0.5
Total common stocks	54.8
Preferred stocks
Aerospace & defense	0.0	†
Automobiles	0.2
Health care equipment & supplies	0.0	†
Total preferred stocks	0.2
Investment companies	10.6
US government obligations	2.3
Corporate notes
Oil & gas	0.0	†
Real estate	0.1
Total corporate notes	0.1
Non-US government obligations	2.8
Certificates of deposit	0.2
Time deposits	2.3
Short-term US government obligations	9.0
Short-term investment
Investment company	25.8
Options purchased
Call options	0.2
Put options	0.1
Total options purchased	0.3

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of January 31, 2019

Swaptions purchased
Call swaptions	0.2%
Put swaptions	0.7
Total swaptions purchased	0.9
Foreign exchange options purchased
Call option	0.0 †
Put options	0.0 †
Total foreign exchange options purchased	0.0 †
Investments sold short Common stocks
Aerospace & defense	(0.0)†
Airlines	(0.7)
Auto components	(0.2)
Automobiles	(0.1)
Banks	(0.2)
Biotechnology	(0.9)
Building products	(0.1)
Capital markets	(1.2)
Chemicals	(0.3)
Commercial services & supplies	(0.1)
Communications equipment	(0.1)
Construction materials	(0.1)
Consumer finance	(0.0)†
Diversified telecommunication services	(0.6)
Electric utilities	(0.2)
Electrical equipment	(0.3)
Electronic equipment, instruments & components	(0.2)
Energy equipment & services	(0.2)
Entertainment	(0.2)
Equity real estate investment trusts	(1.0)
Food & staples retailing	(0.7)
Food products	(0.1)
Gas utilities	(0.1)
Health care equipment & supplies	(0.1)
Investments sold short—(concluded) Common stocks—(concluded)
Health care providers & services	(0.1)%
Health care technology	(0.1)
Hotels, restaurants & leisure	(0.4)
Household durables	(0.2)
Household products	(0.1)
Industrial conglomerates	(0.1)
IT services	(0.2)
Leisure products	(0.1)
Machinery	(0.3)
Marine	(0.1)
Media	(0.2)
Metals & mining	(0.6)
Multi-utilities	(0.1)
Oil, gas & consumable fuels	(1.4)
Paper & forest products	(0.2)
Pharmaceuticals	(0.0)†
Professional services	(0.1)
Real estate management & development	(0.1)
Road & rail	(0.3)
Semiconductors & semiconductor equipment	(0.6)
Software	(0.1)
Specialty retail	(0.3)
Technology hardware, storage & peripherals	(0.1)
Textiles, apparel & luxury goods	(0.1)
Trading companies & distributors	(0.2)
Transportation infrastructure	(0.0)†
Total common stocks	(13.8)
Investment companies	(7.1)
Total investments sold short	(20.9)
Other assets in excess of liabilities	11.6
Net assets	100.0%

†  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2019.

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—54.8%
Australia—1.0%
Aristocrat Leisure Ltd.	10,993	$196,814
Aurizon Holdings Ltd.	628,038	2,008,692
Coca-Cola Amatil Ltd.	43,341	264,638
Crown Resort Ltd.	63,196	548,949
Flight Centre Travel Group Ltd.	1,213	37,941
Rio Tinto Ltd.	34,046	2,154,317
Treasury Wine Estates Ltd.	28,044	314,951
Washington H Soul Pattinson & Co. Ltd.	5,668	108,399
Total Australia common stocks		5,634,701
Austria—0.0%†
OMV AG	1,564	77,693
Raiffeisen Bank International AG	1,486	39,256
Verbund AG	1,155	58,988
voestalpine AG	1,223	39,028
Total Austria common stocks		214,965
Belgium—0.1%
Ageas	2,111	98,051
Galapagos N.V.*	523	53,757
Groupe Bruxelles Lambert SA	885	83,327
Solvay SA	804	87,498
Umicore SA	5,185	218,696
Total Belgium common stocks		541,329
Bermuda—0.4%
Brookfield Property Partners Ltd.*,1	79,342	1,444,024
IHS Markit Ltd.*	6,350	329,692
Kerry Properties Ltd.	83,500	344,762
Li & Fung Ltd.	368,000	62,372
Marvell Technology Group Ltd.	16,231	300,761
Total Bermuda common stocks		2,481,611
Canada—11.2%
Agnico Eagle Mines Ltd.	1,342	58,370
Air Canada*,1	215,154	4,858,343
Alimentation Couche-Tard, Inc., Class B1	49,650	2,697,224
AltaGas Ltd.	1,530	15,662
ARC Resources Ltd.	2,036	14,721
Atco Ltd., Class I	437	13,819
ATS Automation Tooling Systems, Inc.*,1	51,900	668,327
Aurora Cannabis, Inc.*	3,831	27,115
Badger Daylighting Ltd.[1]	72,500	1,928,993
Bank of Montreal	3,671	268,714
Bank of Nova Scotia/The	7,067	402,307
Bank of Nova Scotia/The[1]	5,200	296,088
Barrick Gold Corp.	9,935	133,001
Bausch Health Cos., Inc.*	1,798	44,144
BCE, Inc.	878	38,175
BlackBerry Ltd.*	2,935	23,633
Bombardier, Inc., Class B*	12,103	18,330
Brookfield Asset Management, Inc., Class A	4,815	207,192
CAE, Inc.	1,541	32,745
Cameco Corp.	2,277	27,588
Canada Goose Holdings, Inc.*,1	11,487	591,121
Canadian Apartment Properties REIT[1]	20,800	740,850
	Number of shares	Value
Common stocks—(continued)
Canada—(continued)
Canadian Imperial Bank of Commerce	2,552	$216,384
Canadian National Railway Co.	4,185	349,241
Canadian Natural Resources Ltd.	7,001	187,926
Canadian Pacific Railway Ltd.	920	188,565
Canadian Pacific Railway Ltd.[1]	14,275	2,924,948
Canadian Tire Corp. Ltd., Class A	353	40,151
Canadian Utilities Ltd., Class A	741	19,050
Canopy Growth Corp.*	1,161	56,921
CCL Industries, Inc., Class B	858	36,176
Cenovus Energy, Inc.	6,009	46,921
CGI Group, Inc., Class A*,1	29,537	1,952,798
CGI, Inc.*	12,915	852,519
CI Financial Corp.	1,504	20,249
Colliers International Group, Inc.[1]	5,100	326,349
Cominar Real Estate Investment Trust[1]	67,200	596,333
Constellation Software, Inc.[1]	2,085	1,556,066
Descartes Systems Group, Inc./The*,1	26,000	808,128
Dollarama, Inc.	1,774	47,754
Element Fleet Management Corp.[1]	155,400	837,347
Emera, Inc.	333	11,658
Empire Co. Ltd.[1]	143,599	3,228,368
Enbridge, Inc.[1]	55,162	2,015,547
Encana Corp.	5,494	37,715
Enerplus Corp.[1]	114,448	991,120
ERO Copper Corp.*,1	59,057	579,356
Fairfax Financial Holdings Ltd.	159	75,213
Finning International, Inc.	967	18,325
First Capital Realty, Inc.	1,026	16,023
First Quantum Minerals Ltd.	3,966	45,910
FirstService Corp.[1]	15,500	1,259,275
Fortis, Inc.	2,424	86,448
Franco-Nevada Corp.	1,063	82,462
George Weston Ltd.	441	32,032
Gildan Activewear, Inc.	1,197	40,512
Goldcorp, Inc.	5,001	55,949
Great-West Lifeco, Inc.	1,707	36,636
H&R Real Estate Investment Trust	34,905	589,476
Hardwoods Distribution, Inc.[1]	108,170	1,008,473
Husky Energy, Inc.	2,024	24,015
Hydro One Ltd.[2]	1,885	29,539
IA Financial Corp., Inc.	630	23,403
IGM Financial, Inc.	484	12,443
Imperial Oil Ltd.	1,616	45,850
Intact Financial Corp.	800	63,235
Inter Pipeline Ltd.	2,231	35,860
Interfor Corp.*,1	75,129	1,024,058
Kelt Exploration Ltd.*,1	238,100	817,254
Keyera Corp.	1,195	25,392
Kinaxis, Inc.*,1	9,561	568,515
Kinross Gold Corp.*	7,193	24,032
Kirkland Lake Gold Ltd.[1]	19,096	614,322
Knight Therapeutics, Inc.*,1	75,192	450,940
Loblaw Cos., Ltd.	1,078	52,204
Lundin Mining Corp.	3,790	17,307
Magna International, Inc.	1,857	98,281
Manulife Financial Corp.	11,334	182,093

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Canada—(concluded)
Methanex Corp.	366	$19,944
Metro, Inc.	23,000	836,189
National Bank of Canada	1,945	91,481
Northland Power, Inc.[1]	124,796	2,267,119
Nutrien Ltd.	3,512	181,941
Onex Corp.	492	27,814
Open Text Corp.	3,641	129,435
Parkland Fuel Corp.[1]	30,891	883,742
Pembina Pipeline Corp.	2,899	103,300
Power Corp. of Canada	95,239	1,893,255
Power Financial Corp.	1,437	29,485
PrairieSky Royalty Ltd.	1,216	17,565
Pure Multi-Family REIT LP1	86,391	542,430
Restaurant Brands International, Inc.	1,356	84,996
Restaurant Brands International, Inc.[1]	25,614	1,604,717
RioCan Real Estate Investment Trust	88,379	1,676,843
Rogers Communications, Inc., Class B	2,075	112,219
Royal Bank of Canada	8,225	626,100
Saputo, Inc.	1,340	39,284
Seven Generations Energy Ltd., Class A*	1,560	12,110
Shaw Communications, Inc., Class B1	163,033	3,310,416
Shopify, Inc., Class A*	512	86,186
SmartCentres Real Estate Investment Trust	44,184	1,119,774
SNC-Lavalin Group, Inc.	998	27,776
Spin Master Corp.*,1,2	8,671	274,592
Stars Group, Inc./The*	1,017	18,414
Sun Life Financial, Inc.	3,467	125,070
Suncor Energy, Inc.	9,277	299,219
Tamarack Valley Energy Ltd.*,1	310,400	510,266
Teck Resources Ltd., Class B	2,923	71,187
TELUS Corp	1,131	39,612
Thomson Reuters Corp.	1,164	60,869
Tidewater Midstream and Infrastructure Ltd.[1]	542,128	519,869
Toronto-Dominion Bank/The	10,455	588,812
Tourmaline Oil Corp.	1,487	20,280
TransCanada Corp.	5,181	220,339
Tree Island Steel Ltd.[1,3]	90,590	153,057
Troilus Gold Corp.*,1	239,770	133,211
Turquoise Hill Resources Ltd.*	5,788	9,691
Vermilion Energy, Inc.	832	20,389
Waste Connections, Inc.[1]	26,049	2,176,654
West Fraser Timber Co. Ltd.[1]	26,328	1,568,319
Wheaton Precious Metals Corp.[1]	40,160	846,573
Wheaton Precious Metals Corp.	2,552	53,761
WSP Global, Inc.	599	30,744
Total Canada common stocks		61,954,578
Cayman Islands—0.2%
Ctrip.com International Ltd., ADR*	6,389	212,754
Shenzhou International Group Holdings Ltd.	38,451	452,514
Tencent Holdings Ltd.	5,823	256,750
Wharf Real Estate Investment Co. Ltd.	22,000	149,991
Total Cayman Islands common stocks		1,072,009
	Number of shares	Value
Common stocks—(continued)
Denmark—0.5%
DSV A/S	19,980	$1,591,072
H Lundbeck A/S	1,863	81,605
Pandora A/S	12,252	530,474
Tryg A/S	9,292	236,916
William Demant Holding A/S*	9,670	304,819
Total Denmark common stocks		2,744,886
Finland—0.1%
Amer Sports Oyj*	1,278	56,756
Elisa Oyj	1,650	69,028
Fortum Oyj	4,796	108,802
Kone Oyj, Class B	4,711	228,576
Nokian Renkaat Oyj	1,513	50,256
Stora Enso Oyj, R Shares	6,713	89,861
Wartsila Oyj Abd	4,983	81,133
Total Finland common stocks		684,412
France—1.1%
Accor SA	2,304	100,291
Aeroports de Paris	307	58,753
Alstom SA	1,765	71,071
Arkema SA	786	74,599
Atos SE	1,033	94,259
Bureau Veritas SA	3,133	69,569
Covivio	676	69,096
Edenred	2,623	106,401
Eiffage SA	1,075	100,798
Electricite de France SA	5,380	88,859
Gecina SA	597	87,602
Getlink SE	5,096	74,544
Ingenico Group SA	656	35,748
Ipsen SA	400	50,362
Kering SA	415	207,816
Klepierre	2,336	80,107
Natixis SA	10,120	51,801
Orpea	3,174	314,978
Peugeot SA	1,369	34,457
Rexel SA	3,333	37,997
Rubis SCA	949	56,538
Safran SA	18,688	2,449,187
SCOR SE	1,931	81,159
Sodexho SA	934	97,284
Suez	4,228	54,128
Teleperformance	634	109,069
Thales SA	2,199	243,291
Total SA	17,893	982,646
Ubisoft Entertainment SA*	3,499	310,384
Valeo SA	2,634	82,216
Total France common stocks		6,275,010
Germany—0.8%
Beiersdorf AG	3,404	340,140
Brenntag AG	1,694	79,982
Commerzbank AG*	10,901	78,120
Covestro AG2	18,670	1,029,591
Delivery Hero SE*,2	1,149	42,348

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Germany—(concluded)
Deutsche Lufthansa AG	39,523	$997,950
Evonik Industries AG	1,825	49,841
GEA Group AG	1,682	46,244
Hannover Rueck SE	658	94,821
HUGO BOSS AG	2,285	163,829
K+S AG	2,099	40,795
KION Group AG	712	41,090
LANXESS AG	850	46,719
LEG Immobilien AG	693	81,304
METRO AG	26,605	449,625
OSRAM Licht AG	1,062	45,110
ProSiebenSat.1 Media SE	2,555	45,709
Rheinmetall AG	478	49,558
Scout24 AG2	1,180	55,349
Siemens Healthineers AG*,2	1,645	64,818
Symrise AG	1,338	111,185
Uniper SE	2,112	61,087
United Internet AG	1,371	54,280
Wirecard AG	1,073	177,714
Zalando SE*,2	1,611	49,141
Total Germany common stocks		4,296,350
Hong Kong—0.1%
CLP Holdings Ltd.	5,000	57,887
Hang Lung Group Ltd.	81,400	238,583
Swire Pacific Ltd., Class A	15,500	183,105
Total Hong Kong common stocks		479,575
Ireland—0.3%
Allegion PLC	2,262	194,215
Bank of Ireland Group PLC	10,178	60,928
Eaton Corp. PLC	1,498	114,223
Ingersoll-Rand PLC	849	84,934
Jazz Pharmaceuticals PLC*,1	3,208	403,855
Johnson Controls International PLC	3,194	107,861
Kingspan Group PLC	1,689	69,016
Medtronic PLC	347	30,671
Paddy Power Betfair PLC	900	73,604
Pentair PLC	592	24,385
Seagate Technology PLC[1]	6,275	277,857
Smurfit Kappa Group PLC	2,417	69,660
Total Ireland common stocks		1,511,209
Israel—0.1%
Check Point Software Technologies Ltd.*	4,225	472,862
Nice Ltd., ADR*	238	26,168
Total Israel common stocks		499,030
Italy—0.4%
Atlantia SpA	28,533	674,079
Enel SpA	11,944	71,992
Eni SpA	23,998	406,693
FinecoBank Banca Fineco SpA	4,309	46,796
Leonardo SpA	4,425	42,838
Mediobanca Banca di Credito Finanziario SpA	6,957	60,487
	Number of shares	Value
Common stocks—(continued)
Italy—(concluded)
Moncler SpA	2,071	$77,988
Prysmian SpA	16,340	350,303
Snam SpA	24,350	116,222
Telecom Italia SpA*	126,783	70,526
Terna Rete Elettrica Nazionale SpA	29,795	183,203
Total Italy common stocks		2,101,127
Japan—4.4%
ABC-Mart, Inc.	5,900	337,994
Activia Properties, Inc.	69	298,678
Advance Residence Investment Corp.	128	378,389
AEON REIT Investment Corp.	135	157,898
Asahi Group Holdings Ltd.	3,847	160,520
Bandai Namco Holdings, Inc.	7,100	312,550
Brother Industries Ltd.	23,200	390,199
Central Japan Railway Co.	300	64,696
Chubu Electric Power Co., Inc.	12,200	192,590
Comforia Residential REIT, Inc.	50	132,522
CRE Logistics REIT, Inc.	14	13,406
Daiwa Office Investment Corp.	31	207,188
Dawa House REIT Investment Corp.	164	385,741
Frontier Real Estate Investment Corp.	45	183,842
Fukuoka REIT Corp.	67	104,567
Global One Real Estate Investment Corp.	84	95,163
GLP J-Reit	324	344,152
Hankyu Hanshin REIT, Inc.	59	77,186
Health Care & Medical Investment Corp.	18	19,351
Heiwa Real Estate REIT, Inc.	82	92,972
Hitachi Ltd.	1,600	50,134
Hoshino Resorts REIT, Inc.	20	98,416
Hulic Reit, Inc.	106	174,096
Ichigo Hotel REIT Investment Corp.	23	28,569
Ichigo Office REIT Investment	109	101,370
Industrial & Infrastructure Fund Investment Corp.	152	162,291
Invesco Office J-Reit, Inc.	774	116,535
Invincible Investment Corp.	457	198,659
Itochu Advance Logistics Investment Corp.	21	16,869
Japan Excellent, Inc.	117	167,135
Japan Hotel REIT Investment Corp.	378	289,768
Japan Logistics Fund, Inc.	87	183,704
Japan Prime Realty Investment Corp.	101	411,233
Japan Real Estate Investment Corp.	131	767,299
Japan Rental Housing Investments, Inc.	147	115,522
Japan Retail Fund Investment Corp.	248	507,725
JXTG Holdings, Inc.	236,139	1,286,435
Kakaku.com, Inc.	6,500	113,619
Kamigumi Co. Ltd.	5,600	123,799
KDDI Corp.	37,300	932,457
Kenedix Realty Investment Corp.	41	281,175
Kenedix Residential Next Investment Corp.	78	128,968
Kenedix Retail REIT Corp.	48	114,178
Konica Minolta, Inc.	12,000	120,413
Kyushu Railway Co.	3,200	108,992
LaSalle Logiport REIT	99	98,796
Marimo Regional Revitalization REIT, Inc.	12	11,821

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Marubeni Corp.	218,400	$1,697,475
MCUBS MidCity Investment Corp.	147	124,024
Medipal Holdings Corp.	2,600	59,913
Mirai Corp.	37	64,880
Mitsubishi Estate Logistics REIT Investment Corp.	14	32,145
Mitsubishi UFJ Lease & Finance Co. Ltd.	11,900	60,743
Mitsui Fudosan Co. Ltd.	11,302	273,614
Mitsui Fudosan Logistics Park, Inc.	23	72,954
Mori Hills REIT Investment Corp.	150	198,990
Mori Trust Hotel Reit, Inc.	32	39,396
Mori Trust Sogo Reit, Inc.	94	145,585
Nintendo Co. Ltd.	4,317	1,340,777
Nippon Accommodations Fund, Inc.	44	233,886
Nippon Building Fund, Inc.	162	1,047,032
Nippon Express Co. Ltd.	2,100	132,642
Nippon Healthcare Investment Corp.	6	9,430
Nippon Prologis REIT, Inc.	175	381,570
NIPPON REIT Investment Corp.	43	152,183
Nippon Telephone & Telegraph Corp.	4,300	184,396
Nomura Real Estate Master Fund, Inc.	387	553,898
NTT DOCOMO, Inc.	17,000	406,642
One REIT, Inc.	20	50,787
Ooedo Onsen Reit Investment Corp.	23	17,441
Orix JREIT, Inc.	260	454,239
Premier Investment Corp.	124	151,293
Rakuten, Inc.*	144,300	1,084,982
Sakura Sogo REIT Investment Corp.	29	22,550
Samty Residential Investment Corp.	27	22,978
Sankyo Co. Ltd.	2,800	108,221
Sekisui House Reit, Inc.	337	235,753
Shionogi & Co. Ltd.	5,566	341,650
Showa Denko K.K.	300	10,025
SoftBank Group Corp.	9,800	767,086
Star Asia Investment Corp.	41	39,937
Starts Proceed Investment Corp.	20	31,783
Sumitomo Corp.	43,100	665,344
Suzuken Co. Ltd.	1,700	88,960
Takara Leben Real Estate Investment Corp.	20	17,113
Tokio Marine Holdings, Inc.	4,500	219,454
Tokyo Gas Co. Ltd.	13,700	359,527
Tokyu REIT, Inc.	88	135,646
Tosei Reit Investment Corp.	26	27,116
Trend Micro, Inc.*	800	42,451
United Urban Investment Corp.	327	521,459
XYMAX REIT Investment Corp.	13	13,856
ZOZO, Inc.	42,900	863,711
Total Japan common stocks		24,165,119
Jersey—0.1%
Ferguson PLC	683	45,633
Glencore PLC*	141,663	574,974
Total Jersey common stocks		620,607
	Number of shares	Value
Common stocks—(continued)
Luxembourg—0.6%
Aroundtown SA	8,013	$70,805
Eurofins Scientific SE	123	49,500
Intelsat SA*	121,586	2,958,188
SES SA	4,204	85,748
Tenaris SA	5,119	64,246
Total Luxembourg common stocks		3,228,487
Netherlands—1.3%
Adyen N.V.*,2	138	102,307
Aegon N.V.	56,681	290,779
Airbus SE	40,611	4,658,560
ASML Holding N.V.	1,166	204,488
ASR Nederland N.V.	12,041	508,009
EXOR N.V.	3,143	200,739
Heineken Holding N.V.	1,098	95,263
InterXion Holding N.V.*	3,639	218,486
Koninklijke DSM N.V.	1,662	155,192
Koninklijke KPN N.V.	38,670	118,931
LyondellBasell Industries N.V., Class A1	3,091	268,824
QIAGEN N.V.*	2,531	93,283
Randstad N.V.	10,252	494,137
Total Netherlands common stocks		7,408,998
Panama—0.2%
Carnival Corp.[1]	24,511	1,411,343
Portugal—0.1%
EDP—Energias de Portugal SA	27,879	101,794
Galp Energia, SGPS SA	16,543	258,369
Total Portugal common stocks		360,163
Singapore—0.1%
ComfortDelGro Corp. Ltd.	128,700	222,754
Genting Singapore Ltd.	644,300	526,467
Total Singapore common stocks		749,221
Spain—0.3%
Banco de Sabadell SA	61,694	70,573
Bankia SA	13,076	38,016
Bankinter SA	7,078	55,155
Cellnex Telecom SA*,2	1,781	50,127
Enagas SA	2,487	72,389
Endesa SA	3,471	86,689
Grifols SA	3,234	84,212
Merlin Properties Socimi SA	4,004	53,667
Naturgy Energy Group SA	3,772	105,129
Red Electrica Corp. SA	4,746	109,189
Repsol SA	51,777	908,516
Total Spain common stocks		1,633,662
Sweden—0.1%
Industrivarden AB, C Shares	210	4,320
Lundin Petroleum AB	3,224	103,151
Swedbank AB, A Shares	8,284	187,774
Telefonaktiebolaget LM Ericsson, B Shares	3,935	34,948
Telia Co. AB	6,076	26,444
Total Sweden common stocks		356,637

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Switzerland—0.5%
Adecco Group AG	34,734	$1,736,962
Chocoladefabriken Lindt & Spruengli AG	43	273,493
Swatch Group AG/The	7,485	416,231
Zurich Insurance Group AG	606	189,944
Total Switzerland common stocks		2,616,630
United Kingdom—1.6%
Anglo American PLC	24,657	628,304
Antofagasta PLC	54,959	626,988
BHP Group PLC	27,913	618,794
BP PLC	135,794	926,336
Cineworld Group PLC	71,410	244,456
Coca-Cola European Partners PLC[1]	53,725	2,556,236
easyJet PLC	39,609	656,662
Nielsen Holdings PLC	1,210	31,073
Prudential PLC	6,169	120,196
RELX PLC	8,327	184,194
Rio Tinto PLC	11,326	622,060
Royal Dutch Shell PLC, A Shares	30,131	933,933
Royal Dutch Shell PLC, B Shares	6,074	188,690
Tullow Oil PLC*	47,997	128,864
Vodafone Group PLC	103,139	187,467
Total United Kingdom common stocks		8,654,253
United States—29.2%
3M Co.	2,005	401,602
A.O. Smith Corp.	493	23,595
Abbott Laboratories	45,243	3,301,834
Adobe, Inc.*,1	103	25,525
ADT, Inc.	117,490	848,278
Adtalem Global Education, Inc.*	12,098	591,592
Advance Auto Parts, Inc.[1]	1,594	253,765
AES Corp.[1]	10,392	170,325
Agilent Technologies, Inc.[1]	19,599	1,490,504
AGNC Investment Corp.[1]	89,284	1,599,076
Alaska Air Group, Inc.	420	26,859
Alphabet, Inc., Class C*	570	636,331
American Airlines Group, Inc.	1,569	56,123
American Axle & Manufacturing Holdings, Inc.*	95,807	1,416,027
American Tower Corp.	6,918	1,195,707
AMETEK, Inc.	791	57,664
Amgen, Inc.[1]	9,606	1,797,379
Anadarko Petroleum Corp.	11,533	545,857
Analog Devices, Inc.[1]	10,911	1,078,661
Annaly Capital Management, Inc.[1]	239,801	2,503,522
Apple, Inc.	1,062	176,759
Archer-Daniels-Midland Co.[1]	19,377	870,027
Arconic, Inc.	2,146	40,388
Avnet, Inc.	7,518	309,742
Bank of America Corp.[1]	99,620	2,836,181
Baxter International, Inc.[1]	12,253	888,220
BB&T Corp.[1]	3,900	190,320
Becton, Dickinson and Co.	13,585	3,388,914
Berkshire Hathaway, Inc., Class B*	15,173	3,118,658
Best Buy Co., Inc.[1]	19,392	1,148,782
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
BJ's Wholesale Club Holdings, Inc.*,1	93,486	$2,459,617
Bloomin' Brands, Inc.	46,077	849,199
Boeing Co./The	2,582	995,671
Booking Holdings, Inc.*,1	796	1,458,917
Boston Scientific Corp.*,1	48,090	1,834,633
Broadcom, Inc.	1,004	269,323
Broadridge Financial Solutions, Inc.[1]	14,629	1,475,042
C.H. Robinson Worldwide, Inc.	472	40,955
CarMax, Inc.*,1	13,289	781,127
Carrols Restaurant Group, Inc.*,1	67,703	584,277
Caterpillar, Inc.[1]	2,032	270,581
Celanese Corp.	1,909	182,806
Charles Schwab Corp./The	4,949	231,465
Chevron Corp.	3,477	398,638
Choice Hotels International, Inc.[1]	8,080	639,613
Cintas Corp.	370	69,379
Cisco Systems, Inc.[1]	42,613	2,015,169
Citigroup, Inc.	5,171	333,323
Citrix Systems, Inc.[1]	14,805	1,518,105
CMS Energy Corp.	9,027	470,668
Coca-Cola Co./The[1]	31,392	1,510,897
Commercial Metals Co.	50,440	880,178
Conagra Foods, Inc.[1]	5,205	112,636
Constellation Brands, Inc., Class A1	10,209	1,772,895
Copart, Inc.*	797	40,352
CoreSite Realty Corp.	6,797	671,476
Crown Castle International Corp.	5,711	668,530
CSX Corp.[1]	10,414	684,200
Cummins, Inc.	554	81,499
CyrusOne, Inc.	8,480	459,616
D.R. Horton, Inc.[1]	31,523	1,212,059
Darden Restaurants, Inc.[1]	14,208	1,490,845
Deere & Co.	1,107	181,548
Delta Air Lines, Inc.[1]	29,594	1,462,831
Digital Realty Trust, Inc.	6,140	665,208
DISH Network Corp., Class A*	42,893	1,315,528
Domino's Pizza, Inc.[1]	447	126,827
Dover Corp.	499	43,827
DowDuPont, Inc.	1,214	65,325
DXC Technology Co.[1]	18,124	1,162,111
E*TRADE Financial Corp.[1]	25,970	1,211,760
eBay, Inc.*,1	37,903	1,275,436
Elanco Animal Health, Inc.*	6,916	201,809
Electronic Arts, Inc.*	1,210	111,610
Emerson Electric Co.	2,140	140,106
Equifax, Inc.[1]	8,037	860,120
Equinix, Inc.	2,912	1,147,328
Estee Lauder Cos., Inc./The[1]	10,943	1,492,844
Evercore, Inc., Class A	5,453	487,771
Expeditors International of Washington, Inc.[1]	25,195	1,746,013
Extended Stay America, Inc.	53,655	917,500
Exxon Mobil Corp.	5,457	399,889
F5 Networks, Inc.*,1	7,093	1,141,618
Fastenal Co.	992	59,976
FedEx Corp.	907	161,056

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Fifth Third Bancorp[1]	47,068	$1,262,364
First Republic Bank	2,785	269,115
Fiserv, Inc.*,1	26,000	2,156,180
Flowserve Corp.	438	19,290
Fluor Corp.	479	17,517
Fortinet, Inc.*,1	13,645	1,044,798
Fortive Corp.	1,154	86,538
Fortune Brands Home & Security, Inc.[1]	6,985	316,421
Gaming and Leisure Properties, Inc.	16,988	637,050
Gap, Inc./The[1]	32,558	828,276
General Dynamics Corp.[1]	5,673	971,047
General Electric Co.	29,909	303,875
General Mills, Inc.[1]	30,003	1,333,333
Gilead Sciences, Inc.[1]	24,305	1,701,593
Gran Tierra Energy, Inc.*	3,813	9,037
Graphic Packaging Holding Co.	76,420	922,389
GrubHub, Inc.*	2,509	201,724
Harris Corp.	523	80,113
Hess Corp.	4,956	267,624
HollyFrontier Corp.[1]	14,974	843,635
Home Depot, Inc./The[1]	5,100	936,003
Honeywell International, Inc.[1]	19,063	2,738,019
Huntington Ingalls Industries, Inc.	191	39,432
Illinois Tool Works, Inc.	1,147	157,495
Illumina, Inc.*,1	42	11,751
Intercontinental Exchange, Inc.	2,767	212,395
Interpublic Group of Cos., Inc./The[1]	19,798	450,405
J.B. Hunt Transport Services, Inc.	372	39,819
Jacobs Engineering Group, Inc.	484	31,363
Jefferies Financial Group, Inc.[1]	36,631	762,291
JetBlue Airways Corp.*	25,021	450,128
Johnson & Johnson	1,411	187,776
Jones Lang LaSalle, Inc.[1]	1,527	218,987
JPMorgan Chase & Co.[1]	27,840	2,881,440
Kansas City Southern[1]	9,221	975,121
Keysight Technologies, Inc.*,1	30,994	2,294,176
Kimco Realty Corp.	87,766	1,492,900
Kohl's Corp.[1]	15,072	1,035,296
L3 Technologies, Inc.	350	68,908
Lennar Corp., Class A1	5,200	246,584
Liberty Media Corp-Liberty Formula One., Class C*	17,952	563,154
Lithia Motors, Inc., Class A	10,836	963,862
LogMeIn, Inc.[1]	7,429	691,046
Lululemon Athletica, Inc.*,1	12,847	1,898,915
Macy's, Inc.[1]	31,952	840,338
Madison Square Garden Co./The*	4,436	1,232,764
ManpowerGroup, Inc.[1]	4,008	316,752
Martin Marietta Materials, Inc.	1,275	225,267
Masco Corp.[1]	16,641	539,335
MasterCard, Inc., Class A1	11,224	2,369,723
Maxim Integrated Products, Inc.[1]	5,164	280,250
McDonald's Corp.[1]	14,673	2,623,239
Merck & Co., Inc.[1]	800	59,544
Microsoft Corp.[1]	10,169	1,061,949
Mondelez International, Inc., Class A	4,255	196,836
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Moody's Corp.[1]	4,282	$678,740
Motorola Solutions, Inc.[1]	4,737	553,803
NetApp, Inc.[1]	2,758	175,878
Neurocrine Biosciences, Inc.*	959	84,603
New York Times Co./The, Class A	23,490	603,928
NextEra Energy, Inc.	2,834	507,229
NIKE, Inc., Class B1	14,300	1,170,884
Nordstrom, Inc.[1]	1,600	74,256
Norfolk Southern Corp.[1]	7,311	1,226,347
Northrop Grumman Corp.	792	218,236
Occidental Petroleum Corp.	10,594	707,467
OGE Energy Corp.[1]	28,642	1,172,890
Old Dominion Freight Line, Inc.[1]	18,933	2,573,563
PACCAR, Inc.	1,190	77,969
Parker Hannifin Corp.	458	75,483
PayPal Holdings, Inc.*	4,864	431,729
Perspecta, Inc.[1]	31,974	641,079
Phillips 66[1]	15,031	1,434,108
Pinnacle West Capital Corp.[1]	781	68,822
Pioneer Natural Resources Co.[1]	3,118	443,754
Plantronics, Inc.	1,842	71,451
Progressive Corp./The[1]	20,900	1,406,361
Quanta Services, Inc.	507	17,917
Quotient Technology, Inc.*	5,381	53,810
Ralph Lauren Corp.[1]	9,722	1,129,113
Raymond James Financial, Inc.	4,904	394,772
Raytheon Co.	4,034	664,642
Regions Financial Corp.[1]	83,117	1,260,885
Republic Services, Inc.	1,119	85,838
Robert Half International, Inc.[1]	22,023	1,418,942
Rockwell Automation, Inc.	2,383	403,966
Rollins, Inc.	1,114	41,485
Roper Industries, Inc.	352	99,708
S&P Global, Inc.[1]	3,552	680,741
SBA Communications Corp.*	2,414	440,627
Service Corp. International	5,895	253,013
Shake Shack, Inc., Class A*	2,582	123,316
Sherwin-Williams Co./The[1]	1,500	632,280
Skyworks Solutions, Inc.	8,662	632,672
Snap-on, Inc.	192	31,870
Southwest Airlines Co.	1,938	110,001
Stanley Black & Decker, Inc.	515	65,117
SunTrust Banks, Inc.[1]	21,763	1,293,157
Synovus Financial Corp.	16,989	601,750
Tapestry, Inc.[1]	26,211	1,014,628
Target Corp.[1]	2,848	207,904
TCF Financial Corp.[1]	51,900	1,150,104
Texas Capital Bancshares, Inc.*	13,327	776,564
Texas Instruments, Inc.[1]	9,688	975,388
TJX Cos., Inc./The	3,787	188,328
TransDigm Group, Inc.*	234	91,494
TripAdvisor, Inc.*,1	10,581	607,138
Twenty-First Century Fox, Inc., Class B1	1,038	50,924
UGI Corp.[1]	2,235	127,462
Ulta Salon Cosmetics & Fragrance, Inc.*,1	1,200	350,304
Union Pacific Corp.	4,211	669,844

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares		Value
Common stocks—(concluded)
United States—(concluded)
United Continental Holdings, Inc.*,1		17,056	$1,488,477
United Parcel Service, Inc., Class B		2,393	252,222
United Rentals, Inc.*		275	34,447
United Technologies Corp.		3,935	464,605
United Therapeutics Corp.*,1		3,886	448,172
UnitedHealth Group, Inc.[1]		6,989	1,888,428
Universal Health Services, Inc., Class B1		10,655	1,412,107
US Bancorp[1]		18,100	925,996
Varian Medical Systems, Inc.*,1		9,457	1,248,608
Verisk Analytics, Inc.*		569	66,806
Verizon Communications, Inc.		8,000	440,480
Vertex Pharmaceuticals, Inc.*		1,027	196,065
Viacom, Inc., Class B1		37,048	1,089,952
W.W. Grainger, Inc.		195	57,601
Waste Management, Inc.		1,468	140,444
Western Alliance Bancorp*		2,239	99,143
Willscot Corp.*		19,878	203,750
World Wrestling Entertainment, Inc., Class A1		15,883	1,307,806
Worldpay, Inc., Class A*		4,915	410,304
Wynn Resorts Ltd.		15,521	1,909,238
Xerox Corp.[1]		8,958	252,705
Xylem, Inc.		612	43,611
Total United States common stocks			161,620,382
Total common stocks (cost—$296,673,614)			303,316,294
Preferred stocks—0.2%
France—0.0%†
Safran SA		461	60,417
Germany—0.2%
Bayerische Motoren Werke AG		2,724	200,948
Porsche Automobil Holding SE		9,990	649,482
Sartorius AG		375	56,186
Total Germany preferred stocks			906,616
Total preferred stocks (cost—$1,013,156)			967,033
Investment companies—10.6%
AQR Style Premia Alternative Fund		2,494,547	22,750,268
ASG Managed Futures Strategy Fund		679,971	5,983,743
Boyd Group Income Fund[1]		7,210	650,790
Carillon Reams Unconstrained Bond Fund		2,114,311	24,800,869
iShares JPMorgan USD Emerging Markets Bond ETF		39,651	4,317,201
Total investment companies (cost—$61,813,864)			58,502,871
	Face amount
US government obligations—2.3%
US Treasury Inflation Index Bonds (TIPS) 0.625%, due 02/15/43	USD	828,485	748,452
0.750%, due 02/15/42	USD	847,322	791,783
0.750%, due 02/15/45	USD	805,895	743,953
0.875%, due 02/15/47	USD	787,727	747,254
	Face amount		Value
US government obligations—(concluded)
1.000%, due 02/15/46	USD	709,328	$694,403
1.000%, due 02/15/48	USD	523,122	512,332
1.375%, due 02/15/44[1]	USD	815,457	867,379
2.125%, due 02/15/40	USD	4,410,155	5,318,313
2.125%, due 02/15/41	USD	903,293	1,094,702
2.500%, due 01/15/29	USD	42	49
3.375%, due 04/15/32[1]	USD	545,883	717,964
3.875%, due 04/15/29[1]	USD	578,452	750,398
Total US government obligations (cost—$13,256,171)			12,986,982
Corporate notes—0.1%
Canada—0.1%
Tricon Capital Group, Inc. 5.750%, due 03/31/22[1,2]	USD	429,000	433,504
United States—0.0%†
SM Energy Co. 1.500%, due 07/01/21[1]	USD	448,500	429,257
Total corporate notes (cost—$856,240)			862,761
Non-US government obligations—2.8%
Brazil—1.3%
Brazil Letras do Tesouro Nacional 6.687%, due 07/01/20[4]	BRL	7,933,000	1,986,908
7.709%, due 07/01/21[4]	BRL	9,540,000	2,204,966
Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/21	BRL	2,338,000	673,306
10.000%, due 01/01/23	BRL	3,780,000	1,100,362
10.000%, due 01/01/25	BRL	1,216,000	355,137
10.000%, due 01/01/27	BRL	3,454,000	1,009,870
Total Brazil			7,330,549
Indonesia—0.9%
Indonesia Treasury Bond 7.000%, due 05/15/22	IDR	18,900,000,000	1,326,956
7.000%, due 05/15/27	IDR	12,614,000,000	840,753
8.250%, due 07/15/21	IDR	37,500,000,000	2,724,101
Total Indonesia			4,891,810
Mexico—0.6%
Mexican Bonos 8.000%, due 12/07/23	MXN	24,804,200	1,285,586
10.000%, due 12/05/24	MXN	22,767,300	1,285,786
Series M, 6.500%, due 06/09/22	MXN	773,300	38,436
Series M, 7.250%, due 12/09/21	MXN	9,722,200	496,038
Total Mexico			3,105,846
Total non-US government obligations (cost—$14,879,585)			15,328,205

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

		Face amount		Value
Certificates of deposit—0.2%
United Kingdom—0.2%
Credit Suisse AG 2.660%, due 04/15/19 (cost—$1,000,000)		USD	1,000,000	$1,000,233
Time deposits—2.3%
BNP Paribas London 2.320%, due 02/01/19		USD	3,304,387	3,304,387
DZ Bank AG 2.410%, due 02/01/19		USD	3,054,529	3,054,529
KBC Bank N.V. 2.370%, due 02/01/19		USD	3,026,264	3,026,264
Natixis 2.390%, due 02/01/19		USD	3,174,655	3,174,655
Total time deposits (cost—$12,559,835)				12,559,835
Short-term US government obligations[5]—9.0%
US Treasury Bills 2.219%, due 02/28/19[1]		USD	8,750,000	8,734,496
2.366%, due 02/07/19		USD	11,000,000	10,995,849
2.404%, due 03/28/19[1]		USD	9,000,000	8,967,756
2.416%, due 05/23/19		USD	8,750,000	8,686,194
2.470%, due 04/25/19[1]		USD	12,700,000	12,628,968
Total short-term US government obligations (cost—$50,013,825)				50,013,263
		Number of shares
Short-term investment—25.8%
Investment company—25.8%
State Street Institutional U.S. Government Money Market Fund (cost—$143,130,847)			143,130,847	143,130,847
	Number of contracts	Notional amount
Options purchased—0.3%
Call options—0.2%
ESTX Banks Index, strike @ 93, expires 03/15/19	340	EUR	1,581,000	44,754
ESTX Banks Index, strike @ 98, expires 03/15/19	2,362	EUR	11,573,800	108,142
FTSE 100 Index, strike @ 7050, expires 12/20/2019	88	GBP	6,204,000	259,697
FTSE 100 Index, strike @ 7150, expires 03/15/2019	480	GBP	34,320,000	220,349
Ibovespa Bank Index, strike @ 93,855, expires 02/13/19 (Counterparty: BOA)	9	BRL	844,695	10,264
	Number of contracts	Notional amount		Value
Options purchased—(concluded)
Call options—(concluded)
Ibovespa Bank Index, strike @ 94,111, expires 02/13/19 (Counterparty: BOA)	11	BRL	1,035,221	$11,899
Ibovespa Bank Index, strike @ 94,137, expires 02/13/19 (Counterparty: BOA)	11	BRL	1,035,507	11,833
Ibovespa Bank Index, strike @ 94,672, expires 02/13/19 (Counterparty: BOA)	17	BRL	1,609,424	16,258
S&P 500 Index, strike @ 2,580, expires 03/15/19	7	USD	1,806,000	98,350
S&P 500 Index, strike @ 2,620, expires 03/15/19	4	USD	1,048,000	42,780
				824,326
Put options—0.1%
Ibovespa Bank Index, strike @ 86,710, expires 02/13/19 (Counterparty: BNP)	48	BRL	4,162,080	468
NASDAQ 100 Stock Index, strike @ 6,650, expires 12/20/19	4	USD	2,660,000	146,800
NASDAQ 100 Stock Index, strike @ 6,700, expires 12/20/19	1	USD	670,000	38,370
NASDAQ 100 Stock Index, strike @ 7,075, expires 12/20/19	3	USD	2,122,500	158,760
NASDAQ 100 Stock Index, strike @ 7,550, expires 12/20/19	1	USD	755,000	77,550
NASDAQ 100 Stock Index, strike @ 7,600, expires 12/20/19	2	USD	1,520,000	161,160
S&P 500 Index, strike @ 2,560, expires 03/15/19	104	USD	26,624,000	170,560
Swiss Market Index, strike @ 8,451, expires 03/15/19 (Counterparty: BOA)	38	CHF	321,138	1,686
Swiss Market Index, strike @ 8,561, expires 03/15/19 (Counterparty: BOA)	38	CHF	325,318	2,306
				757,660
Total options purchased (cost—$2,205,766)				1,581,986

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of contracts	Notional amount		Value
Swaptions purchased—0.9%
Call swaptions—0.2%
3 Month USD LIBOR Interest Rate Swap, strike @ 1.000%, expires 05/09/31 (counterparty: CITI; receive fixed rate); underlying swap terminates 05/09/46	12,800,000	USD	12,800,000	$266,564
3 Month USD LIBOR Interest Rate Swap, strike @ 1.000%, expires 05/31/33 (counterparty: GS; receive fixed rate); underlying swap terminates 06/02/48	9,200,000	USD	9,200,000	306,714
3 Month USD LIBOR Interest Rate Swap, strike @ 2.000%, expires 08/31/33 (counterparty: CITI; receive fixed rate); underlying swap terminates 09/02/48	7,318,000	USD	7,318,000	327,824
6 Month GBP LIBOR Interest Rate Swap, strike @ 1.240%, expires 07/03/19 (counterparty: GS; receive fixed rate); underlying swap terminates 07/03/49	3,400,000	GBP	3,400,000	33,043
6 Month GBP LIBOR Interest Rate Swap, strike @ 1.490%, expires 04/03/19 (counterparty: GS; receive fixed rate); underlying swap terminates 04/03/49	3,400,000	GBP	3,400,000	58,248
				992,393
Put swaptions—0.7%
3 Month USD LIBOR Interest Rate Swap, strike @ 3.850%, expires 05/09/31 (counterparty: CITI; receive fixed rate); underlying swap terminates 05/09/46	32,700,000	USD	32,700,000	1,368,034
	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.850%, expires 05/31/33 (counterparty: GS; receive fixed rate); underlying swap terminates 06/02/48	14,400,000	USD	14,400,000	$843,875
6 Month JPY LIBOR Interest Rate Swap, strike @ 0.983%, expires 06/21/28 (counterparty: GS; receive fixed rate); underlying swap terminates 06/23/38	3,788,000,000	JPY	3,788,000,000	1,110,488
6 Month JPY LIBOR Interest Rate Swap, strike @ 1.150%, expires 10/31/28 (counterparty: GS; receive floating rate); underlying swap terminates 11/02/38	2,100,000,000	JPY	2,100,000,000	560,477
				3,882,874
Total swaptions purchased (cost—$5,290,330)				4,875,267
Foreign exchange options purchased—0.0%†
Call option—0.0%†
USD Call/SAR Put, strike @ 3.82, expires 02/12/19 (Counterparty: BNP)	16,350,000	USD	16,350,000	458
Put options—0.0%†
EUR Put/USD Call, strike @ 1.14, expires 06/09/19 (Counterparty: DB)	880,000	EUR	880,000	13,397
EUR Put/USD Call, strike @ 1.14, expires 08/22/19 (Counterparty: DB)	3,300,000	EUR	3,300,000	49,089
EUR Put/USD Call, strike @ 1.14, expires 08/29/19 (Counterparty: DB)	1,200,000	EUR	1,200,000	17,982
EUR Put/USD Call, strike @ 1.14, expires 09/06/19 (Counterparty: DB)	1,700,000	EUR	1,700,000	25,881
USD Put/TRY Call, strike @ 3.80, expires 06/19/19 (Counterparty: CITI)	1,004,465	USD	1,004,465	2

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of contracts	Notional amount		Value
Foreign exchange options purchased—(concluded)
Put options—(concluded)
USD Put/TRY Call, strike @ 3.80, expires 06/27/19 (Counterparty: CITI)	500,000	USD	500,000	$2
USD Put/TRY Call, strike @ 3.80, expires 07/10/19 (Counterparty: CITI)	1,006,696	USD	1,006,696	5
USD Put/TRY Call, strike @ 3.80, expires 07/17/19 (Counterparty: CITI)	502,232	USD	502,232	3
USD Put/TRY Call, strike @ 3.90, expires 03/21/19 (Counterparty: JPMCB)	5,645,000	USD	5,645,000	6
USD Put/TRY Call, strike @ 3.90, expires 04/05/19 (Counterparty: JPMCB)	3,878,000	USD	3,878,000	4
USD Put/TRY Call, strike @ 4.00, expires 03/08/19 (Counterparty: BNP)	5,685,000	USD	5,685,000	6
USD Put/TRY Call, strike @ 4.00, expires 05/04/20 (Counterparty: SG)	500,000	USD	500,000	208
USD Put/TRY Call, strike @ 4.00, expires 06/04/20 (Counterparty: CITI)	1,005,000	USD	1,005,000	500
				107,085
Total foreign exchange options purchased (cost—$1,358,978)				107,543
Total investments before investments sold short (cost—$604,052,211)—109.3%				605,233,120

	Number of shares
Investments sold short—(20.9)%
Common stocks—(13.8)%
Australia—(0.1)%
Ramsay Health Care Ltd.	(686)	(28,283)
Transurban Group	(29,937)	(264,834)
Total Australia common stocks		(293,117)
Canada—(5.2)%
AltaGas Ltd.	(46,800)	(479,059)
ARC Resources Ltd.	(51,900)	(375,243)
BCE, Inc.	(40,800)	(1,773,967)
BlackBerry Ltd.	(89,000)	(716,633)
Bombardier, Inc., Class B	(9,600)	(14,539)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Canada—(concluded)
Canaccord Genuity Group, Inc.	(134,158)	$(609,554)
Canadian Utilities Ltd., Class A	(13,373)	(343,803)
CI Financial Corp.	(25,920)	(348,967)
Emera, Inc.	(9,000)	(315,080)
First Quantum Minerals Ltd.	(46,900)	(542,904)
Fortis, Inc.	(16,900)	(602,712)
George Weston Ltd.	(14,900)	(1,082,276)
Gluskin Sheff + Associates, Inc.	(19,413)	(147,745)
H&R Real Estate Investment Trust	(67,623)	(1,142,018)
Hydro One Ltd.	(10,337)	(161,984)
IGM Financial, Inc.	(17,153)	(440,982)
Imperial Oil Ltd.	(22,666)	(643,090)
Inter Pipeline Ltd.	(33,748)	(542,454)
Laurentian Bank of Canada	(25,439)	(855,162)
Leon's Furniture Ltd.	(25,917)	(284,033)
Loblaw Cos., Ltd.	(36,830)	(1,783,548)
Magna International, Inc.	(7,800)	(412,810)
Medical Facilities Corp.	(32,666)	(429,597)
MTY Food Group, Inc.	(14,000)	(751,490)
Northview Apartment Real Estate Investment Trust	(36,400)	(739,109)
Novagold Resources, Inc.	(111,318)	(433,767)
Nutrien Ltd.	(32,000)	(1,657,780)
Paramount Resources Ltd., Class A	(25,491)	(150,352)
Richelieu Hardware Ltd.	(54,700)	(978,726)
RioCan Real Estate Investment Trust	(56,597)	(1,073,833)
Ritchie Bros Auctioneers, Inc.	(13,646)	(490,506)
Saputo, Inc.	(22,883)	(670,842)
Savaria Corp.	(38,511)	(424,106)
Seven Generations Energy Ltd., Class A	(5,800)	(45,025)
Shopify, Inc., Class A	(4,000)	(673,329)
Sierra Wireless, Inc.	(25,600)	(398,627)
Sprott, Inc.	(36,029)	(69,922)
Stantec, Inc.	(16,306)	(387,686)
TELUS Corp.	(41,080)	(1,438,793)
TFI International, Inc.	(42,425)	(1,248,905)
TransCanada Corp.	(44,700)	(1,901,013)
Turquoise Hill Resources Ltd.	(25,800)	(43,198)
WestJet Airlines Ltd.	(88,017)	(1,346,430)
International Petroleum Corp.	(1)	(4)
Total Canada common stocks		(28,971,603)
Denmark—(0.1)%
AP Moller—Maersk A/S, Class B	(410)	(544,496)
France—(0.0)%†
Iliad SA	(197)	(22,571)
Germany—(0.5)%
Deutsche Bank AG	(144,275)	(1,279,152)
OSRAM Licht AG	(11,046)	(469,191)
thyssenkrupp AG	(69,489)	(1,230,438)
Total Germany common stocks		(2,978,781)
Ireland—(0.1)%
James Hardie Industries PLC	(47,621)	(530,659)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Italy—(0.0)%†
Prysmian SpA	(1,484)	$(31,815)
Japan—(0.1)%
Acom Co. Ltd.	(16,700)	(58,414)
MISUMI Group, Inc.	(15,100)	(343,796)
Total Japan common stocks		(402,210)
Netherlands—(0.3)%
CNH Industrial N.V.	(26,593)	(260,674)
STMicroelectronics N.V.	(87,135)	(1,382,821)
Total Netherlands common stocks		(1,643,495)
Spain—(0.0)%†
Banco Santander SA	(6,276)	(29,682)
United Kingdom—(0.4)%
Fresnillo PLC	(14,512)	(191,291)
John Wood Group PLC	(12,657)	(89,844)
London Stock Exchange Group PLC	(3,407)	(204,618)
Melrose Industries PLC	(444,045)	(982,233)
St James's Place PLC	(9,776)	(120,272)
Liberty Global PLC, Class C	(4,900)	(115,444)
TechnipFMC PLC	(14,468)	(332,186)
Total United Kingdom common stocks		(2,035,888)
United States—(7.0)%
Align Technology, Inc.	(1,265)	(314,922)
Alnylam Pharmaceuticals, Inc.	(11,255)	(940,130)
American Airlines Group, Inc.	(16,420)	(587,343)
Amgen, Inc.	(694)	(129,854)
Axon Enterprise, Inc.	(4,981)	(254,081)
BioMarin Pharmaceutical, Inc.	(13,594)	(1,334,523)
BorgWarner, Inc.	(11,305)	(462,375)
Brinker International, Inc.	(5,177)	(209,772)
CarMax, Inc.	(5,767)	(338,984)
Caterpillar, Inc.	(2,500)	(332,900)
CBRE Group, Inc., Class A	(8,700)	(398,025)
CenturyLink, Inc.	(20,060)	(307,319)
Charles Schwab Corp./The	(10,410)	(486,876)
Charter Communications, Inc., Class A	(2,265)	(730,780)
Cheesecake Factory, Inc./The	(6,056)	(271,793)
Cheniere Energy, Inc.	(16,393)	(1,076,201)
Cognex Corp.	(20,046)	(912,093)
Concho Resources, Inc.	(4,638)	(555,818)
Cracker Barrel Old Country Store, Inc.	(3,229)	(540,147)
Deere & Co.	(519)	(85,116)
Delta Air Lines, Inc.	(9,419)	(465,581)
Devon Energy Corp.	(34,766)	(926,514)
Ennis, Inc.	(15,595)	(309,405)
EQT Corp.	(720)	(14,018)
Equinix, Inc.	(309)	(121,746)
Equity Residential	(3,137)	(227,621)
Exxon Mobil Corp.	(7,508)	(550,186)
FactSet Research Systems, Inc.	(1,433)	(313,297)
Franklin Resources, Inc.	(30,061)	(890,106)
General Electric Co.	(71,763)	(729,112)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(concluded)
United States—(concluded)
Glu Mobile, Inc.	(22,671)	$(220,816)
Halliburton Co.	(24,120)	(756,403)
Hasbro, Inc.	(6,050)	(547,888)
Hess Corp.	(14,190)	(766,260)
Incyte Corp.	(14,780)	(1,191,120)
Insteel Industries, Inc.	(5,178)	(114,382)
Invitation Homes, Inc.	(38,609)	(868,316)
iRhythm Technologies, Inc.	(4,428)	(376,380)
JetBlue Airways Corp.	(18,200)	(327,418)
Jones Lang LaSalle, Inc.	(2,710)	(388,641)
Kansas City Southern	(2,770)	(292,928)
Kimberly-Clark Corp.	(6,221)	(692,895)
Lam Research Corp.	(1,798)	(304,905)
Lennox International, Inc.	(1,997)	(457,872)
Live Nation Entertainment, Inc.	(3,187)	(170,536)
Lowe's Cos., Inc.	(6,886)	(662,158)
Medidata Solutions, Inc.	(6,714)	(476,425)
Mercer International, Inc.	(62,300)	(920,171)
MKS Instruments, Inc.	(3,953)	(322,683)
Mohawk Industries, Inc.	(1,053)	(135,616)
MSG Networks, Inc., Class A	(4,544)	(101,786)
Nasdaq, Inc.	(2,525)	(222,301)
Nektar Therapeutics	(5,396)	(228,467)
NetApp, Inc.	(4,862)	(310,050)
Netflix, Inc.	(2,002)	(679,679)
Newell Brands, Inc.	(50,494)	(1,070,978)
NVIDIA Corp.	(2,149)	(308,919)
PACCAR, Inc.	(4,731)	(309,975)
Robert Half International, Inc.	(2,354)	(151,668)
Royal Gold, Inc.	(8,150)	(712,066)
SBA Communications Corp.	(7,470)	(1,363,499)
Seattle Genetics, Inc.	(16,727)	(1,278,445)
Southwest Airlines Co.	(9,600)	(544,896)
T Rowe Price Group, Inc.	(11,028)	(1,030,677)
Targa Resources Corp.	(22)	(946)
TD Ameritrade Holding Corp.	(10,357)	(579,474)
Teradyne, Inc.	(16,594)	(597,218)
Tesla, Inc.	(2,383)	(731,629)
Tiffany & Co.	(1,197)	(106,210)
Under Armour, Inc., Class A	(25,000)	(518,500)
United Continental Holdings, Inc.	(6,827)	(595,792)
Visteon Corp.	(2,681)	(206,142)
Vulcan Materials Co.	(2,168)	(220,377)
WalMart, Inc.	(9,441)	(904,731)
Western Union Co./The	(23,451)	(427,981)
Whirlpool Corp.	(1,227)	(163,203)
Wynn Resorts Ltd.	(3,391)	(417,127)
Xilinx, Inc.	(4,020)	(449,999)
Total United States common stocks		(39,043,186)
Total common stocks (proceeds—$75,631,311)		(76,527,503)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Investment companies—(7.1)%
Consumer Discretionary Select Sector SPDR Fund	(11,582)	$(1,259,890)
Industrial Select Sector SPDR Fund	(30,798)	(2,210,372)
Invesco QQQ Trust, Series 1	(20,711)	(3,482,762)
iShares Core S&P/TSX Capped Composite Index ETF	(258,836)	(4,877,491)
iShares Russell 1000 ETF	(16,742)	(2,512,639)
iShares Russell 2000 ETF	(27,220)	(4,057,413)
iShares S&P/TSX 60 Index ETF	(264,967)	(4,728,853)
iShares U.S. Real Estate ETF	(5,939)	(496,144)
SPDR Bloomberg Barclays High Yield Bond ETF	(23,119)	(817,257)
SPDR Dow Jones Industrial Average ETF Trust	(3,982)	(995,978)
	Number of shares	Value
Investments sold short—(concluded)
Investment companies—(concluded)
SPDR S&P 500 ETF Trust	(31,282)	$(8,443,950)
SPDR S&P Regional Banking ETF	(10,260)	(543,370)
Technology Select Sector SPDR Fund	(76,112)	(5,044,703)
Total investment companies (proceeds—$39,224,171)		(39,470,822)
Total investments sold short (proceeds—$114,855,482)		(115,998,325)
Other assets in excess of liabilities—11.6%		64,584,517
Net assets—100.0%		$553,819,312

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 254.

Options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	11,810,000	2,362	ESTX Banks Index, strike @ 100	JPMCB	03/15/19	$144,959	$(60,830)	$84,129
EUR	734,760	234	Euro STOXX 50 Index, strike @ 3,140	BB	02/28/19	12,454	(14,214)	(1,760)
GBP	34,680,000	480	FTSE 100 Index, strike @ 7,225	JPMCB	03/15/19	286,712	(132,209)	154,503
BRL	4,162,080	48	Ibovespa Bank Index, strike @ 86,710	BNP	02/13/19	43,122	(143,310)	(100,188)
KRW	637,780,000	2,230,000	Kospi 200 Index, strike @ 286	CITI	02/28/19	10,019	(9,199)	820
JPY	62,072,400	2,990	Nikkei 225 Index, strike @ 20,760	BOA	02/28/19	10,102	(9,899)	203
USD	1,438,528	532	S&P 500 Index, strike @ 2,704	BOA	02/28/19	21,221	(20,857)	364
USD	7,124,000	26	S&P 500 Index, strike @ 2,740	JPMCB	03/15/19	52,733	(90,350)	(37,617)
AUD	392,955	67	S&P/ASX 200 Index, strike @ 5,865	CITI	02/28/19	2,847	(2,838)	9
CHF	277,450	31	Swiss Market Index, strike @ 8,950	DB	02/28/19	3,772	(3,952)	(180)
CHF	321,138	38	Swiss Market Index, strike @ 8,451	BOA	03/15/19	10,910	(18,275)	(7,365)
CHF	325,318	38	Swiss Market Index, strike @ 8,561	BOA	03/15/19	11,101	(14,688)	(3,587)
Total						$609,952	$(520,621)	$89,331
			Put options
EUR	1,443,200	328	ESTX Banks Index, strike @ 88	JPMCB	03/15/19	$22,941	$(32,850)	$(9,909)
EUR	1,581,000	340	ESTX Banks Index, strike @ 93	JPMCB	03/15/19	68,259	(75,887)	(7,628)
EUR	734,760	234	Euro STOXX 50 Index, strike @ 3,140	BB	02/28/19	12,034	(9,495)	2,539
BRL	1,609,424	17	Ibovespa Bank Index, strike @ 94,672	BOA	02/13/19	11,560	(2,684)	8,876
BRL	844,695	9	Ibovespa Bank Index, strike @ 93,855	BOA	02/13/19	6,120	(1,067)	5,053
BRL	1,035,507	11	Ibovespa Bank Index, strike @ 94,137	BOA	02/13/19	7,480	(1,440)	6,040
BRL	1,035,221	11	Ibovespa Bank Index, strike @ 94,111	BOA	02/13/19	7,480	(1,427)	6,053
KRW	637,780,000	2,230,000	Kospi 200 Index, strike @ 286	CITI	02/28/19	8,017	(8,638)	(621)
JPY	62,072,400	2,990	Nikkei 225 Index, strike @ 20,760	BOA	02/28/19	9,937	(10,010)	(73)
USD	1,438,528	532	S&P 500 Index, strike @ 2,704	BOA	02/28/19	21,631	(21,382)	249
USD	26,104,000	104	S&P 500 Index, strike @ 2,510	JPMCB	03/15/19	294,131	(130,520)	163,611
USD	1,806,000	7	S&P 500 Index, strike @ 2,580	BB	03/15/19	53,188	(14,700)	38,488
USD	1,048,000	4	S&P 500 Index, strike @ 2,620	BB	03/15/19	25,593	(11,336)	14,257
USD	1,740,000	6	S&P 500 Index, strike @ 2,900	BB	12/20/19	96,589	(150,000)	(53,411)
USD	585,000	2	S&P 500 Index, strike @ 2,925	BNP	12/20/19	32,764	(55,670)	(22,906)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

Options written—(concluded)

Notional amount		Number of contracts	Put options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	3,477,500	13	S&P 500 Index, strike @ 2,675	BB	12/20/19	$237,975	$(186,940)	$51,035
USD	817,500	3	S&P 500 Index, strike @ 2,725	BB	12/20/19	53,394	(48,660)	4,734
USD	1,400,000	5	S&P 500 Index, strike @ 2,800	BB	12/20/19	89,591	(96,950)	(7,359)
AUD	392,955	67	S&P/ASX 200 Index, strike @ 5,865	CITI	02/28/19	4,188	(4,382)	(194)
CHF	277,450	31	Swiss Market Index, strike @ 8,950	DB	02/28/19	3,834	(3,512)	322
Total						$1,066,706	$(867,550)	$199,156
Total options written						$1,676,658	$(1,388,171)	$288,487

Swaptions written

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
GBP	3,400	3,400,000	6 Month USD LIBOR Interest Rate Swap strike @ 1.99%, terminating 04/03/49	GS	Receive	04/03/19	$62,093	$(1,894)	$60,199
GBP	3,400	3,400,000	6 Month USD LIBOR Interest Rate Swap strike @ 2.24%, terminating 07/03/49	GS	Receive	07/03/19	42,131	(3,979)	38,152
Total swaptions written							$104,224	$(5,873)	$98,351

Futures contracts

Number of contracts	Currency	Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
110	HKDHang Seng China Enterprises Index Futures	February 2019	$7,619,102	$7,780,598	$161,496
234	USDMini MSCI Emerging Markets (EM) Index Futures	March 2019	11,797,423	12,455,820	658,397
37	USDXAF Financial Index Futures	March 2019	2,796,819	2,950,750	153,931
US Treasury futures buy contracts:
157	USDUltra Long US Treasury Bond Futures	March 2019	24,968,130	25,296,625	328,495
22	USDUS Treasury Note 2 Year Futures	March 2019	4,666,392	4,671,219	4,827
Total			$51,847,866	$53,155,012	$1,307,146
US Treasury futures sell contracts:
96	USDUS Long Bond Futures	March 2019	(13,376,794)	(14,082,000)	(705,206)
Index futures sell contracts:
74	AUDASX SPI 200 Index Futures	March 2019	(7,553,217)	(7,805,016)	(251,799)
61	EUREURO STOXX 50 Index Futures	March 2019	(2,138,960)	(2,200,745)	(61,785)
13	GBPFTSE 100 Index Futures	March 2019	(1,144,920)	(1,176,931)	(32,011)
2	HKDHang Seng Index Futures	February 2019	(351,793)	(357,518)	(5,725)
12	JPYTOPIX Index Futures	March 2019	(1,734,501)	(1,727,427)	7,074
21	SEKOMX 30 Index Futures	February 2019	(338,036)	(351,959)	(13,923)
55	USDRussell 2000 Mini Index Futures	March 2019	(3,923,710)	(4,125,550)	(201,840)
94	USDS&P 500 E-Mini Index Futures	March 2019	(12,131,693)	(12,711,150)	(579,457)
Total			$(42,693,624)	$(44,538,296)	$(1,844,672)
Net unrealized depreciation					$(537,526)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	AUD	1,654,000	USD	1,192,124	02/21/19	$(10,474)
BB	AUD	1,337,877	USD	961,839	03/20/19	(11,286)
BB	AUD	249,197	USD	181,293	03/20/19	36
BB	BRL	4,421,000	USD	1,137,995	03/26/19	(70,095)
BB	CAD	12,449,763	USD	9,338,151	03/20/19	(147,494)
BB	CAD	1,533,529	USD	1,169,642	03/20/19	1,226
BB	CNY	2,400,000	USD	343,102	02/13/19	(14,813)
BB	EUR	377,925	USD	432,437	03/20/19	(1,777)
BB	EUR	8,883,212	USD	10,239,914	03/20/19	33,603
BB	GBP	11,283,676	USD	14,565,517	03/20/19	(267,810)
BB	GBP	1,111,951	USD	1,464,063	03/20/19	2,311
BB	JPY	55,800,000	USD	518,838	03/05/19	5,401
BB	JPY	168,000,000	USD	1,552,501	03/12/19	5,708
BB	JPY	634,537,500	USD	5,683,919	03/20/19	(162,486)
BB	JPY	29,380,676	USD	272,322	03/20/19	1,618
BB	KRW	900,000,000	USD	802,311	03/11/19	(7,301)
BB	MYR	420,000	USD	100,763	02/04/19	(1,776)
BB	MYR	420,000	USD	101,781	05/15/19	(602)
BB	NOK	195,091,072	USD	22,913,204	03/20/19	(265,222)
BB	NZD	13,099,914	USD	8,924,807	03/20/19	(138,521)
BB	SEK	16,509,669	USD	1,844,087	03/20/19	13,036
BB	SGD	15,353,807	USD	11,241,743	03/20/19	(174,745)
BB	USD	674,123	AUD	948,000	02/08/19	15,016
BB	USD	1,181,502	AUD	1,654,000	02/15/19	20,982
BB	USD	8,282,541	AUD	11,515,512	03/20/19	93,438
BB	USD	3,152,473	CAD	4,201,384	03/20/19	48,618
BB	USD	534,463	COP	1,735,000,000	03/07/19	23,598
BB	USD	240,717	EUR	210,000	02/04/19	(351)
BB	USD	38,098,860	EUR	33,176,111	03/20/19	18,626
BB	USD	5,631,169	EUR	4,887,123	03/20/19	(16,140)
BB	USD	11,501,134	GBP	9,048,001	03/20/19	393,213
BB	USD	1,100,797	IDR	15,890,000,000	03/06/19	32,286
BB	USD	385,335	INR	27,170,000	03/07/19	(4,664)
BB	USD	2,812,727	JPY	314,780,783	03/20/19	87,552
BB	USD	1,641,978	JPY	176,999,911	03/20/19	(11,162)
BB	USD	101,794	MYR	420,000	02/04/19	746
BB	USD	304,202	MYR	1,274,000	03/07/19	6,647
BB	USD	2,070,634	NOK	17,635,300	03/20/19	24,585
BB	USD	1,803,137	NZD	2,643,317	03/20/19	25,673
BB	USD	506,344	RUB	34,160,000	03/07/19	14,009
BB	USD	36,539,147	SEK	327,944,514	03/20/19	(167,538)
BB	USD	518,986	SEK	4,689,546	03/20/19	1,121
BB	USD	10,141,106	SGD	13,814,962	03/20/19	131,157
BB	USD	105,051	SGD	141,182	03/20/19	(74)
BB	USD	351,926	ZAR	4,800,000	02/04/19	9,963

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	ZAR	2,100,000	USD	142,590	02/04/19	$(15,737)
BB	ZAR	4,800,000	USD	347,770	05/15/19	(9,867)
BNP	AUD	829,000	USD	601,232	02/26/19	(1,568)
BNP	AUD	2,150,000	USD	1,545,872	04/15/19	(18,504)
BNP	BRL	9,500,000	USD	2,503,944	03/12/19	(95,246)
BNP	BRL	3,500,000	USD	940,481	03/18/19	(16,609)
BNP	BRL	12,080,000	USD	3,235,830	04/09/19	(61,583)
BNP	BRL	700,000	USD	183,040	04/25/19	(7,856)
BNP	CAD	12,000	USD	8,825	02/20/19	(312)
BNP	CAD	8,797	USD	6,677	03/14/19	(24)
BNP	EUR	1,372,105	NOK	13,400,000	04/15/19	13,714
BNP	EUR	1,318,000	USD	1,517,536	04/23/19	(1,240)
BNP	KRW	600,000,000	USD	539,510	02/15/19	145
BNP	KRW	2,075,853,787	USD	1,861,585	02/21/19	(4,798)
BNP	KRW	740,000,000	USD	668,353	03/12/19	2,648
BNP	KRW	1,740,000,000	USD	1,555,085	04/16/19	(12,115)
BNP	NOK	13,200,000	USD	1,553,215	04/15/19	(16,767)
BNP	TWD	67,046,980	USD	2,191,794	02/21/19	7,492
BNP	TWD	15,000,000	USD	494,315	03/15/19	4,964
BNP	TWD	81,835,000	USD	2,682,851	03/20/19	12,135
BNP	TWD	47,700,000	USD	1,551,643	04/12/19	(7,676)
BNP	USD	3,876,393	EUR	3,370,000	04/23/19	6,973
BNP	USD	121,483	JPY	13,600,000	02/20/19	3,528
BNP	USD	57,532	JPY	6,300,000	03/12/19	473
BNP	USD	203,527	JPY	21,935,643	03/14/19	(1,528)
BNP	USD	309,653	JPY	33,306,740	03/20/19	(2,776)
BNP	USD	120,355	JPY	13,000,000	04/24/19	(226)
BNP	USD	619,581	THB	20,310,000	03/07/19	30,975
BNP	USD	2,768	TWD	84,658	02/21/19	(9)
BOA	BRL	7,510,000	USD	1,988,245	02/06/19	(70,602)
BOA	EUR	8,462,449	USD	9,648,646	02/20/19	(50,494)
BOA	JPY	33,470,262	SGD	420,000	03/20/19	3,912
BOA	KRW	600,000,000	USD	538,600	05/09/19	(2,224)
BOA	RUB	7,900,000	USD	118,859	02/04/19	(1,992)
BOA	USD	1,789,095	EUR	1,570,000	02/20/19	10,343
BOA	USD	741,335	JPY	83,100,000	02/20/19	22,519
BOA	USD	537,153	KRW	600,000,000	02/15/19	2,212
CB	KRW	3,303,454,455	USD	2,973,701	02/21/19	3,592
CB	KRW	1,500,000,000	USD	1,332,149	02/21/19	(16,489)
CITI	AUD	4,160,602	USD	3,010,000	04/16/19	(17,363)
CITI	BRL	2,489,000	USD	644,961	03/18/19	(35,666)
CITI	BRL	1,635,000	USD	441,665	03/26/19	(5,117)
CITI	BRL	1,701,000	USD	453,129	04/25/19	(10,747)
CITI	CAD	1,166,000	JPY	95,009,411	04/23/19	(11,228)
CITI	CAD	554,393	USD	418,198	02/20/19	(3,914)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CITI	CAD	120,342	USD	90,958	03/14/19	$(719)
CITI	CAD	310,000	USD	230,602	03/15/19	(5,562)
CITI	EUR	516,715	NOK	5,025,000	04/01/19	3,012
CITI	EUR	541,889	NOK	5,276,250	04/03/19	3,866
CITI	EUR	455,219	NOK	4,409,438	04/05/19	475
CITI	EUR	2,039,880	NOK	20,000,000	04/08/19	30,456
CITI	EUR	556,253	NOK	5,389,313	04/10/19	582
CITI	EUR	6,440,000	NOK	62,998,656	04/16/19	76,583
CITI	EUR	920,000	USD	1,044,348	02/04/19	(8,684)
CITI	GBP	2,618,000	USD	3,395,499	02/21/19	(41,255)
CITI	GBP	136,505	USD	173,830	03/14/19	(5,561)
CITI	HKD	8,200,000	USD	1,051,142	03/12/19	4,551
CITI	HKD	6,693,033	USD	858,152	03/14/19	3,839
CITI	KRW	1,037,771,213	USD	930,069	02/21/19	(2,983)
CITI	KRW	1,800,000,000	USD	1,598,579	03/14/19	(20,815)
CITI	MXN	2,700,000	USD	136,464	02/05/19	(4,733)
CITI	SEK	1,609,000	USD	179,360	03/12/19	1,027
CITI	SGD	6,135,000	JPY	505,223,385	03/20/19	93,205
CITI	TWD	81,835,000	USD	2,676,183	03/20/19	5,467
CITI	USD	162,776	ARS	6,660,000	03/07/19	10,054
CITI	USD	47,366	AUD	67,000	02/04/19	1,336
CITI	USD	2,008,584	BRL	7,510,000	02/06/19	50,264
CITI	USD	863,679	BRL	3,349,000	03/07/19	53,009
CITI	USD	1,914,174	BRL	7,360,000	03/12/19	99,514
CITI	USD	22,930	EUR	20,000	02/20/19	(7)
CITI	USD	521,960	EUR	453,000	04/04/19	(788)
CITI	USD	18,206	GBP	14,324	03/14/19	618
CITI	USD	113,401	HKD	884,320	03/14/19	(525)
CITI	USD	18,432	JPY	2,000,000	02/20/19	(48)
CITI	USD	2,725,853	MXN	54,000,300	02/21/19	91,214
CITI	USD	36,540	NOK	310,000	02/04/19	217
CITI	USD	263,817	PEN	895,500	03/07/19	5,034
CITI	USD	349,955	TRY	1,904,000	03/07/19	11,610
CITI	USD	2,717,438	ZAR	39,386,000	02/21/19	246,255
DB	AUD	948,000	USD	679,311	02/08/19	(9,828)
DB	CAD	1,370,000	JPY	116,624,538	02/08/19	28,193
DB	CAD	1,370,000	JPY	116,623,305	02/22/19	29,010
DB	EUR	6,117,000	USD	6,980,796	03/20/19	(47,294)
DB	EUR	432,000	USD	498,557	03/20/19	2,213
DB	IDR	1,300,000,000	USD	84,034	02/04/19	(9,006)
DB	IDR	1,300,000,000	USD	90,836	05/15/19	(1,095)
DB	KRW	600,000,000	USD	537,577	04/11/19	(2,749)
DB	USD	1,228,083	EUR	1,070,000	02/04/19	(3,362)
DB	USD	226,317	EUR	200,000	02/04/19	2,603
DB	USD	84,377	EUR	73,000	03/20/19	(504)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
DB	USD	315,636	EUR	275,000	03/20/19	$324
DB	USD	92,210	IDR	1,300,000,000	02/04/19	830
DB	USD	1,320,893	JPY	147,735,000	03/12/19	39,318
DB	USD	536,625	KRW	600,000,000	02/12/19	2,698
GS	KRW	1,011,457,195	USD	910,926	02/21/19	1,533
GS	CAD	9,828,237	USD	7,391,724	02/20/19	(91,439)
GS	EUR	961,400	NOK	9,443,808	04/16/19	16,073
GS	EUR	6,946,086	SEK	71,100,000	04/16/19	(96,756)
GS	JPY	1,238,252,503	USD	10,956,145	02/20/19	(425,870)
GS	SEK	71,100,000	EUR	6,861,803	04/16/19	(308)
GS	SGD	8,074,593	USD	5,900,000	03/20/19	(103,950)
GS	USD	444,785	CAD	600,882	02/20/19	12,723
GS	USD	604,231	EUR	526,600	02/20/19	(675)
GS	USD	11,579,396	EUR	10,010,000	02/21/19	(105,580)
GS	USD	3,813,771	KRW	4,238,625,000	02/21/19	(2,857)
GS	USD	324,897	TWD	10,000,000	02/21/19	890
HSBC	USD	269,811	BRL	1,000,000	03/12/19	3,788
JPMCB	AUD	1,654,000	USD	1,206,809	02/15/19	4,325
JPMCB	AUD	825,000	USD	601,483	02/26/19	1,591
JPMCB	AUD	839,163	USD	607,245	03/14/19	(3,084)
JPMCB	CAD	1,370,000	JPY	116,798,706	02/14/19	30,147
JPMCB	CAD	41,000	USD	30,506	02/20/19	(711)
JPMCB	CAD	83,313	USD	63,040	03/14/19	(428)
JPMCB	CHF	113,000	USD	114,260	03/12/19	237
JPMCB	CHF	388,462	USD	394,479	03/14/19	2,419
JPMCB	CNY	2,400,000	USD	354,715	05/23/19	(3,354)
JPMCB	DKK	1,325,672	USD	203,644	03/14/19	(312)
JPMCB	EUR	480,700	NOK	4,717,806	04/16/19	7,549
JPMCB	EUR	4,800	USD	5,511	02/20/19	9
JPMCB	EUR	10,972,100	USD	12,481,080	02/21/19	(95,529)
JPMCB	EUR	40,000	USD	45,899	03/07/19	(5)
JPMCB	EUR	2,909,909	USD	3,334,643	03/14/19	(6,882)
JPMCB	EUR	3,370,000	USD	3,894,164	04/23/19	10,799
JPMCB	EUR	1,340,000	USD	1,542,153	05/15/19	(4,847)
JPMCB	GBP	450,000	USD	575,606	03/12/19	(15,708)
JPMCB	GBP	754,171	USD	966,279	03/14/19	(24,829)
JPMCB	HKD	151	USD	19	02/20/19	—
JPMCB	JPY	48,000,000	USD	425,643	02/20/19	(15,573)
JPMCB	JPY	152,057,423	USD	1,358,828	03/14/19	(41,429)
JPMCB	KRW	600,000,000	USD	539,738	02/12/19	416
JPMCB	KRW	900,000,000	USD	796,742	02/26/19	(12,553)
JPMCB	MXN	2,700,000	USD	139,879	05/15/19	798
JPMCB	RUB	7,900,000	USD	118,043	05/15/19	(1,161)
JPMCB	SEK	2,832,328	USD	316,689	03/14/19	2,717
JPMCB	USD	954,412	BRL	3,580,000	04/16/19	22,399

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
JPMCB	USD	163,808	CHF	160,257	03/14/19	$(2,067)
JPMCB	USD	355,919	CNY	2,400,000	02/13/19	1,996
JPMCB	USD	151,678	CZK	3,443,000	03/07/19	1,446
JPMCB	USD	1,529,043	EUR	1,340,000	02/04/19	4,720
JPMCB	USD	32,105	EUR	28,000	02/20/19	(13)
JPMCB	USD	511,888	EUR	450,000	02/21/19	3,918
JPMCB	USD	383,586	EUR	334,303	03/14/19	304
JPMCB	USD	442,343	HUF	124,900,000	03/07/19	11,193
JPMCB	USD	222,088	JPY	25,100,000	02/19/19	8,614
JPMCB	USD	390,871	JPY	43,800,000	02/20/19	11,739
JPMCB	USD	1,272,104	KRW	1,412,875,000	02/21/19	(1,799)
JPMCB	USD	141,969	MXN	2,700,000	02/05/19	(773)
JPMCB	USD	783,323	MXN	16,155,000	03/07/19	57,661
JPMCB	USD	360,101	RON	1,475,500	03/07/19	(3,830)
JPMCB	USD	119,641	RUB	7,900,000	02/04/19	1,210
JPMCB	USD	720,474	ZAR	9,995,000	03/07/19	30,407
MSCI	AUD	42,165,908	USD	30,423,890	03/20/19	(246,108)
MSCI	CAD	23,354,764	USD	17,524,261	03/20/19	(270,051)
MSCI	EUR	540,175	USD	618,783	03/20/19	(1,847)
MSCI	EUR	2,291,188	USD	2,641,472	03/20/19	9,026
MSCI	GBP	6,530,588	USD	8,421,435	03/20/19	(163,564)
MSCI	GBP	1,027,463	USD	1,355,763	03/20/19	5,078
MSCI	JPY	944,473,305	USD	8,484,618	03/20/19	(217,428)
MSCI	JPY	309,772,660	USD	2,885,416	03/20/19	31,279
MSCI	NOK	93,162,504	USD	10,933,732	03/20/19	(134,741)
MSCI	NOK	3,086,503	USD	367,834	03/20/19	1,132
MSCI	NZD	12,975,107	USD	8,800,838	03/20/19	(176,140)
MSCI	NZD	1,950,189	USD	1,349,474	03/20/19	213
MSCI	SEK	380,589,012	USD	42,655,360	03/20/19	445,065
MSCI	SGD	19,827,989	USD	14,512,025	03/20/19	(231,290)
MSCI	USD	11,085,546	AUD	15,522,042	03/20/19	204,642
MSCI	USD	1,358,583	AUD	1,859,382	03/20/19	(6,134)
MSCI	USD	12,316,847	CAD	16,504,498	03/20/19	258,153
MSCI	USD	5,409,677	EUR	4,713,963	03/20/19	6,402
MSCI	USD	23,704	EUR	20,599	03/20/19	(37)
MSCI	USD	2,507,000	GBP	1,968,366	03/20/19	80,579
MSCI	USD	927,951	GBP	704,599	03/20/19	(1,697)
MSCI	USD	17,987,975	JPY	2,011,830,392	03/20/19	548,321
MSCI	USD	236,302	JPY	25,576,203	03/20/19	(652)
MSCI	USD	11,510,683	NOK	99,256,357	03/20/19	281,791
MSCI	USD	2,452,851	NZD	3,537,528	03/20/19	(5,371)
MSCI	USD	45,110,149	NZD	65,609,977	03/20/19	282,879
MSCI	USD	7,078,222	SEK	63,483,501	03/20/19	(37,406)
MSCI	USD	399,762	SEK	3,611,150	03/20/19	743
MSCI	USD	6,049,365	SGD	8,259,491	03/20/19	92,067

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
RBS	AUD	367,000	USD	259,859	02/04/19	$(6,914)
RBS	EUR	2,470,000	USD	2,842,530	02/04/19	15,369
RBS	EUR	182,321	USD	208,922	03/14/19	(442)
RBS	GBP	100,000	USD	128,041	03/12/19	(3,362)
RBS	HKD	436,446	USD	55,840	03/14/19	131
RBS	INR	25,000,000	USD	336,605	02/04/19	(14,913)
RBS	INR	25,000,000	USD	347,078	05/15/19	(398)
RBS	JPY	6,300,000	USD	55,951	03/12/19	(2,054)
RBS	NOK	310,000	USD	37,371	02/04/19	615
RBS	SGD	254,000	USD	184,526	02/04/19	(4,154)
RBS	USD	215,999	AUD	300,000	02/04/19	2,071
RBS	USD	658,194	EUR	570,000	02/04/19	(5,773)
RBS	USD	147,699	EUR	128,407	03/14/19	(247)
RBS	USD	230,250	GBP	180,000	03/12/19	6,275
RBS	USD	242,931	GBP	191,031	03/14/19	8,117
RBS	USD	351,444	INR	25,000,000	02/04/19	74
RBS	USD	1,309,349	JPY	147,735,000	03/05/19	50,017
RBS	USD	1,292,458	JPY	145,530,000	03/12/19	47,451
RBS	USD	183,888	SGD	254,000	02/04/19	4,791
RBS	ZAR	2,700,000	USD	193,024	02/04/19	(10,538)
SG	USD	300,000	SGD	406,699	03/20/19	2,405
Net unrealized depreciation						$(74,231)

Variance swap agreements

Counterparty	Notional amount (000)		Maturity date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	EUR	5	12/20/19	Receive	DJ Euro Stoxx 50	21.40%	$—	$(24,306)	$(24,306)
BNP	EUR	5	12/20/19	Receive	DJ Euro Stoxx 50	21.55	—	(26,954)	(26,954)
BNP	EUR	6	12/20/19	Receive	DJ Euro Stoxx 50	21.60	—	(34,298)	(34,298)
BNP	EUR	3	12/20/19	Receive	DJ Euro Stoxx 50	21.65	—	(14,054)	(14,054)
BNP	EUR	4	12/20/19	Receive	DJ Euro Stoxx 50	21.70	—	(20,675)	(20,675)
BNP	EUR	2	12/20/19	Receive	DJ Euro Stoxx 50	22.50	—	(9,684)	(9,684)
BNP	EUR	3	12/20/19	Receive	DJ Euro Stoxx 50	22.70	—	(16,725)	(16,725)
BNP	USD	6	12/20/19	Pay	S&P 500 Index	19.30	—	7,031	7,031
BNP	USD	6	12/20/19	Pay	S&P 500 Index	19.40	—	7,995	7,995
BNP	USD	8	12/20/19	Pay	S&P 500 Index	19.50	—	11,010	11,010
BNP	USD	3	12/20/19	Pay	S&P 500 Index	19.70	—	5,141	5,141
BNP	USD	3	12/20/19	Pay	S&P 500 Index	19.80	—	5,309	5,309
BNP	USD	1	12/20/19	Pay	S&P 500 Index	20.20	—	3,002	3,002
BNP	USD	2	12/20/19	Pay	S&P 500 Index	20.75	—	4,967	4,967
BNP	USD	3	12/20/19	Pay	S&P 500 Index	21.00	—	8,795	8,795
BOA	USD	30	12/20/19	Pay	S&P 500 Index	21.00	—	23,589	23,589

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

Variance swap agreements—(concluded)

Counterparty	Notional amount (000)		Maturity date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BOA	USD	82	12/17/21	Receive	S&P 500 Index	21.00%	$—	$(17,751)	$(17,751)
JPMCB	EUR	7	12/20/19	Receive	DJ Euro Stoxx 50	22.90	—	(49,318)	(49,318)
JPMCB	EUR	1	12/20/19	Receive	DJ Euro Stoxx 50	23.05	—	(7,988)	(7,988)
JPMCB	EUR	2	12/20/19	Receive	DJ Euro Stoxx 50	23.15	—	(16,176)	(16,176)
JPMCB	EUR	2	12/20/19	Receive	DJ Euro Stoxx 50	23.20	—	(16,257)	(16,257)
JPMCB	HKD	76	12/30/19	Receive	Hang Seng China Enterprises Index	26.50	—	(26,346)	(26,346)
JPMCB	HKD	328	12/30/19	Pay	Hang Seng China Enterprises Index	28.05	—	178,401	178,401
JPMCB	HKD	900	12/30/21	Receive	Hang Seng China Enterprises Index	28.05	—	(177,970)	(177,970)
JPMCB	USD	6	12/20/19	Pay	S&P 500 Index	20.90	—	16,725	16,725
JPMCB	USD	7	12/20/19	Pay	S&P 500 Index	21.50	—	23,016	23,016
JPMCB	USD	3	12/20/19	Pay	S&P 500 Index	21.70	—	9,698	9,698
JPMCB	USD	11	12/20/19	Pay	S&P 500 Index	22.75	—	30,004	30,004
SG	HKD	12	12/30/19	Receive	Hang Seng China Enterprises Index	27.10	—	(5,201)	(5,201)
SG	USD	2	12/20/19	Pay	S&P 500 Index	22.90	—	5,022	5,022
Total							$—	$(123,998)	$(123,998)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Value	Unrealized appreciation (depreciation)
CAD	5,364	11/02/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.775%	$(15,771)	$(15,771)
CAD	3,576	11/03/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.800	(9,803)	(9,803)
CAD	3,576	11/06/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.795	(10,247)	(10,247)
CAD	5,364	11/07/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.775	(16,232)	(16,232)
CAD	1,788	11/09/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.780	(5,384)	(5,384)
CAD	1,788	11/10/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.800	(5,070)	(5,070)
CAD	5,364	11/14/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.810	(14,907)	(14,907)
CAD	1,788	11/29/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.763	(5,726)	(5,721)
CAD	1,788	12/01/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.835	(4,909)	(4,888)
CAD	1,788	12/04/19	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	1.871	(4,451)	(4,451)
CAD	2,760	08/16/20	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.403	10,049	10,069
CAD	2,760	08/17/20	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.430	11,089	11,089
CAD	2,760	08/20/20	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.420	11,785	11,785

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Value	Unrealized appreciation (depreciation)
CAD	2,760	08/21/20	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.422%	$10,739	$10,739
CAD	2,760	08/22/20	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.407	10,110	10,110
CAD	7,533	07/09/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.510	35,301	35,301
CAD	3,766	07/10/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.503	17,273	17,273
CAD	2,228	07/12/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.500	10,102	10,102
CAD	3,766	07/22/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.500	17,013	17,013
CAD	1,020	07/23/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.500	4,603	4,603
CAD	1,020	07/23/21	Semi-Annual	2.500%	3 Month Canadian Bankers Acceptance Rate	(4,603)	(727)
CAD	8,080	07/26/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.609	49,468	49,468
CAD	6,060	07/29/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.620	38,056	38,056
CAD	4,040	07/31/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.615	25,032	25,032
CAD	589	07/31/21	Semi-Annual	2.615	3 Month Canadian Bankers Acceptance Rate	(3,651)	(122)
CAD	394	07/31/21	Semi-Annual	2.615	3 Month Canadian Bankers Acceptance Rate	(2,440)	(766)
CAD	1,481	07/31/21	Semi-Annual	2.615	3 Month Canadian Bankers Acceptance Rate	(9,179)	(1,914)
CAD	788	07/31/21	Semi-Annual	2.615	3 Month Canadian Bankers Acceptance Rate	(4,881)	(317)
CAD	788	07/31/21	Semi-Annual	2.615	3 Month Canadian Bankers Acceptance Rate	(4,881)	(888)
CAD	6,060	08/01/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.662	41,853	41,853
CAD	2,895	08/01/21	Semi-Annual	2.662	3 Month Canadian Bankers Acceptance Rate	(19,997)	(6,052)
CAD	135	08/01/21	Semi-Annual	2.662	3 Month Canadian Bankers Acceptance Rate	(930)	(207)
CAD	1,448	08/01/21	Semi-Annual	2.662	3 Month Canadian Bankers Acceptance Rate	(9,998)	(3,378)
CAD	135	08/01/21	Semi-Annual	2.662	3 Month Canadian Bankers Acceptance Rate	(930)	(305)
CAD	1,448	08/01/21	Semi-Annual	2.662	3 Month Canadian Bankers Acceptance Rate	(9,999)	(2,958)
CAD	4,040	08/02/21	Semi-Annual	3 Month Canadian Bankers Acceptance Rate	2.653	27,357	27,357
CAD	1,313	08/02/21	Semi-Annual	2.653	3 Month Canadian Bankers Acceptance Rate	(8,891)	(2,007)
CAD	1,414	08/02/21	Semi-Annual	2.653	3 Month Canadian Bankers Acceptance Rate	(9,574)	(1,853)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Value	Unrealized appreciation (depreciation)
CAD	1,313	08/02/21	Semi-Annual	2.653%	3 Month Canadian Bankers Acceptance Rate	$(8,891)	$(2,963)
CAD	346	10/26/27	Semi-Annual	2.356	3 Month Canadian Bankers Acceptance Rate	(356)	(356)
CAD	1,037	11/02/27	Semi-Annual	2.288	3 Month Canadian Bankers Acceptance Rate	3,501	3,501
CAD	691	11/03/27	Semi-Annual	2.301	3 Month Canadian Bankers Acceptance Rate	1,801	1,801
CAD	691	11/06/27	Semi-Annual	2.280	3 Month Canadian Bankers Acceptance Rate	3,444	3,444
CAD	1,037	11/07/27	Semi-Annual	2.257	3 Month Canadian Bankers Acceptance Rate	6,618	6,618
CAD	346	11/09/27	Semi-Annual	2.266	3 Month Canadian Bankers Acceptance Rate	2,019	2,019
CAD	346	11/10/27	Semi-Annual	2.297	3 Month Canadian Bankers Acceptance Rate	1,350	1,350
CAD	1,037	11/14/27	Semi-Annual	2.312	3 Month Canadian Bankers Acceptance Rate	3,117	3,117
CAD	346	11/28/27	Semi-Annual	2.195	3 Month Canadian Bankers Acceptance Rate	3,661	3,656
CAD	346	11/29/27	Semi-Annual	2.209	3 Month Canadian Bankers Acceptance Rate	3,367	3,362
CAD	346	12/01/27	Semi-Annual	2.268	3 Month Canadian Bankers Acceptance Rate	1,814	1,798
CAD	346	12/04/27	Semi-Annual	2.285	3 Month Canadian Bankers Acceptance Rate	1,453	1,453
CAD	1,410	01/04/29	Semi-Annual	2.397	3 Month Canadian Bankers Acceptance Rate	1,279	1,087
CAD	1,410	01/07/29	Semi-Annual	2.402	3 Month Canadian Bankers Acceptance Rate	853	(98)
CAD	1,410	01/08/29	Semi-Annual	2.462	3 Month Canadian Bankers Acceptance Rate	(4,994)	(7,108)
CAD	1,410	01/09/29	Semi-Annual	2.510	3 Month Canadian Bankers Acceptance Rate	(9,660)	(7,028)
EUR	4,200	01/24/29	Annual	6 Month EURIBOR	1.394%	43,646	43,646
EUR	2,800	01/25/29	Annual	6 Month EURIBOR	1.387	27,917	27,917
EUR	2,800	01/25/29	Annual	6 Month EURIBOR	1.383	27,167	27,167
EUR	2,100	01/29/29	Annual	6 Month EURIBOR	1.345	15,840	15,840
EUR	2,100	01/29/29	Annual	6 Month EURIBOR	1.301	10,682	10,682
EUR	2,555	01/31/29	Annual	6 Month EURIBOR	1.308	13,841	13,841
EUR	6,800	01/31/29	Annual	6 Month EURIBOR	1.310	37,629	37,629
EUR	4,245	02/01/29	Annual	6 Month EURIBOR	1.284	17,095	17,095
GBP	1,063	06/29/47	Semi-Annual	1.643	6 Month GBP LIBOR	(2,437)	(2,437)
GBP	5,400	07/05/47	Semi-Annual	1.720	6 Month GBP LIBOR	(70,875)	(70,875)
GBP	5,100	10/06/47	Semi-Annual	1.765	6 Month GBP LIBOR	(107,933)	(107,933)
GBP	3,500	01/14/48	Semi-Annual	1.519	6 Month GBP LIBOR	55,926	55,926
GBP	1,035	02/15/48	Semi-Annual	1.798	6 Month GBP LIBOR	(27,724)	(27,724)
GBP	4,150	12/21/48	Semi-Annual	1.610	6 Month GBP LIBOR	1,884	1,884
SEK	33,480	10/20/19	Quarterly	0.213	3 Month SEK STIBOR	6,006	6,006

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Value	Unrealized appreciation (depreciation)
SEK	11,160	10/30/19	Annual	3 Month SEK STIBOR	0.220%	$687	$3,530
SEK	11,160	10/30/19	Quarterly	0.220%	3 Month SEK STIBOR	1,298	1,298
SEK	22,320	11/08/19	Quarterly	0.257	3 Month SEK STIBOR	1,925	1,916
SEK	33,480	11/09/19	Quarterly	0.249	3 Month SEK STIBOR	2,545	2,540
SEK	11,160	11/13/19	Quarterly	0.234	3 Month SEK STIBOR	675	667
SEK	11,160	11/14/19	Quarterly	0.222	3 Month SEK STIBOR	527	514
SEK	33,480	11/16/19	Quarterly	0.255	3 Month SEK STIBOR	2,860	2,877
SEK	11,160	11/30/19	Quarterly	0.245	3 Month SEK STIBOR	1,101	2,562
SEK	11,160	12/01/19	Quarterly	0.236	3 Month SEK STIBOR	1,054	1,054
SEK	11,160	12/04/19	Quarterly	0.212	3 Month SEK STIBOR	791	778
SEK	11,160	12/05/19	Quarterly	0.223	3 Month SEK STIBOR	949	909
SEK	19,800	08/20/20	Quarterly	0.128	3 Month SEK STIBOR	3,149	3,147
SEK	19,800	08/21/20	Quarterly	0.123	3 Month SEK STIBOR	2,951	2,951
SEK	19,800	08/22/20	Quarterly	0.116	3 Month SEK STIBOR	2,768	(486,596)
SEK	19,800	08/23/20	Quarterly	0.105	3 Month SEK STIBOR	2,240	(484,146)
SEK	19,800	08/24/20	Quarterly	0.108	3 Month SEK STIBOR	2,462	(480,933)
SEK	57,250	01/08/21	Quarterly	0.040	3 Month SEK STIBOR	462	(1,156)
SEK	57,250	01/09/21	Quarterly	0.050	3 Month SEK STIBOR	(630)	(1,479)
SEK	57,250	01/10/21	Quarterly	0.065	3 Month SEK STIBOR	(2,449)	(4,169)
SEK	57,250	01/11/21	Quarterly	0.085	3 Month SEK STIBOR	(4,872)	(5,368)
SEK	4,216	10/23/27	Annual	3 Month SEK STIBOR	1.158	12,944	75,666
SEK	2,108	10/30/27	Quarterly	3 Month SEK STIBOR	1.212	7,513	38,368
SEK	6,324	11/06/27	Annual	3 Month SEK STIBOR	1.166	20,188	111,231
SEK	4,216	11/07/27	Annual	3 Month SEK STIBOR	1.156	13,023	73,573
SEK	4,216	11/08/27	Annual	3 Month SEK STIBOR	1.130	11,911	72,316
SEK	6,324	11/09/27	Annual	3 Month SEK STIBOR	1.133	18,088	108,479
SEK	2,108	11/13/27	Annual	3 Month SEK STIBOR	1.154	6,398	36,239
SEK	2,108	11/14/27	Annual	3 Month SEK STIBOR	1.175	6,825	36,593
SEK	6,324	11/16/27	Annual	3 Month SEK STIBOR	1.152	18,996	107,866
SEK	2,108	11/30/27	Annual	3 Month SEK STIBOR	1.090	4,847	33,457
SEK	2,108	12/04/27	Annual	3 Month SEK STIBOR	1.110	5,182	33,505
SEK	2,108	12/05/27	Annual	3 Month SEK STIBOR	1.110	5,170	5,170
SEK	8,525	01/08/29	Annual	3 Month SEK STIBOR	1.055	6,684	7,017
SEK	8,525	01/09/29	Annual	3 Month SEK STIBOR	1.063	7,317	6,628
SEK	8,525	01/10/29	Annual	3 Month SEK STIBOR	1.075	8,410	7,854
SEK	8,525	01/11/29	Annual	3 Month SEK STIBOR	1.088	9,544	8,834
USD	21,681	12/17/21	Quarterly	2.880	3 Month USD LIBOR	(158,425)	(24,977)
USD	22,010	12/17/21	Quarterly	2.881	3 Month USD LIBOR	(161,192)	(43,755)
USD	21,681	12/17/21	Semi-Annual	3 Month USD LIBOR	2.880	158,425	158,425
USD	22,010	12/17/21	Semi-Annual	3 Month USD LIBOR	2.881	161,192	161,192
USD	22,010	12/18/21	Quarterly	2.825	3 Month USD LIBOR	(138,346)	(33,139)
USD	22,010	12/18/21	Semi-Annual	3 Month USD LIBOR	2.825	138,346	138,346
USD	4,752	12/17/29	Quarterly	2.960	3 Month USD LIBOR	(113,059)	(113,059)
USD	4,824	12/17/29	Quarterly	2.973	3 Month USD LIBOR	(120,228)	(120,228)
USD	4,824	12/18/29	Quarterly	2.940	3 Month USD LIBOR	(106,330)	(106,330)
Total						$40,332	$(389,634)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

Centrally cleared credit default swap agreements on credit indices—sell protection7

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American High Yield 31 Index	USD	2,139	12/20/23	Quarterly	5.000%	$(144,316)	$140,699	$(3,617)
iTraxx Europe Crossover Series 30 Index	EUR	449	12/20/23	Quarterly	5.000	(42,828)	45,780	2,952
iTraxx Europe Crossover Series 30 Index	EUR	345	12/20/23	Quarterly	5.000	(30,128)	35,217	5,089
iTraxx Europe Crossover Series 30 Index	EUR	945	12/20/23	Quarterly	5.000	(83,622)	96,447	12,825
iTraxx Europe Main Series 30 Index	EUR	3,410	12/20/23	Quarterly	1.000	(32,364)	59,936	27,572
iTraxx Europe Main Series 30 Index	EUR	3,410	12/20/23	Quarterly	1.000	(27,426)	59,915	32,489
Total						$(360,684)	$437,994	$77,310

Interest rate swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	KRW	6,336,684	03/20/21	Quarterly	3 Month KRW CD	2.425%	$—	$72,676	$72,676
BNP	KRW	1,624,919	03/20/29	Quarterly	2.563%	3 Month KRW CD	—	(99,757)	(99,757)
CITI	KRW	1,528,333	09/18/21	Quarterly	3 Month KRW CD	2.070	—	8,907	8,907
CITI	KRW	336,632	09/18/29	Quarterly	2.230	3 Month KRW CD	—	(11,210)	(11,210)
GS	KRW	1,927,800	03/19/21	Quarterly	3 Month KRW CD	2.095	—	10,829	10,829
GS	KRW	10,243,360	03/20/21	Quarterly	3 Month KRW CD	2.388	—	110,704	110,704
GS	KRW	4,933,732	03/20/21	Quarterly	3 Month KRW CD	2.415	—	55,715	55,715
GS	KRW	4,933,732	03/20/21	Quarterly	3 Month KRW CD	2.415	—	55,715	55,715
GS	KRW	1,746,666	09/18/21	Quarterly	3 Month KRW CD	2.075	—	10,332	10,332
GS	KRW	2,179,840	03/20/29	Quarterly	2.533	3 Month KRW CD	—	(128,461)	(128,461)
GS	KRW	1,041,385	03/20/29	Quarterly	2.560	3 Month KRW CD	—	(63,719)	(63,719)
GS	KRW	1,041,385	03/20/29	Quarterly	2.560	3 Month KRW CD	—	(63,719)	(63,719)
GS	KRW	404,600	03/20/29	Quarterly	2.255	3 Month KRW CD	—	(14,634)	(14,634)
GS	KRW	384,722	09/18/29	Quarterly	2.235	3 Month KRW CD	—	(12,967)	(12,967)
JPMCB	KRW	3,855,600	03/19/21	Quarterly	3 Month KRW CD	2.088	—	21,151	21,151
JPMCB	KRW	4,633,200	03/20/21	Quarterly	3 Month KRW CD	2.120	—	28,205	28,205
JPMCB	KRW	3,855,600	03/20/21	Quarterly	3 Month KRW CD	2.100	—	22,111	22,111
JPMCB	KRW	1,927,800	03/20/21	Quarterly	3 Month KRW CD	2.090	—	10,715	10,715
JPMCB	KRW	5,879,714	09/18/21	Quarterly	3 Month KRW CD	2.055	—	32,716	32,716
JPMCB	KRW	11,903,204	09/18/21	Quarterly	3 Month KRW CD	2.050	—	65,187	65,187
JPMCB	KRW	5,900,490	09/18/21	Quarterly	3 Month KRW CD	2.050	—	32,313	32,313
JPMCB	KRW	4,797,838	09/18/21	Quarterly	3 Month KRW CD	2.025	—	24,168	24,168
JPMCB	KRW	809,200	03/20/29	Quarterly	2.248	3 Month KRW CD	—	(28,769)	(28,769)
JPMCB	KRW	809,200	03/20/29	Quarterly	2.260	3 Month KRW CD	—	(29,599)	(29,599)
JPMCB	KRW	404,600	03/20/29	Quarterly	2.250	3 Month KRW CD	—	(14,468)	(14,468)
JPMCB	KRW	972,400	03/20/29	Quarterly	2.280	3 Month KRW CD	—	(37,164)	(37,164)
JPMCB	KRW	1,237,553	09/18/29	Quarterly	2.215	3 Month KRW CD	—	(39,701)	(39,701)
JPMCB	KRW	2,621,811	09/18/29	Quarterly	2.210	3 Month KRW CD	—	(83,043)	(83,043)
JPMCB	KRW	1,312,401	09/18/29	Quarterly	2.210	3 Month KRW CD	—	(41,569)	(41,569)
JPMCB	KRW	1,044,023	09/18/29	Quarterly	2.180	3 Month KRW CD	—	(30,522)	(30,522)
Total							$—	$(137,858)	$(137,858)

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CITI	AUD	37	01/30/20	Monthly	Australia & New Zealand Banking Group Ltd., common stocks	1 Month AUD Bank Bill Rate minus 25 bps	$—	$435	$435
CITI	AUD	62	01/30/20	Monthly	Commonwealth Bank of Australia, common stocks	1 Month AUD Bank Bill Rate minus 25 bps	—	751	751
CITI	AUD	35	01/30/20	Monthly	National Australia Bank Ltd., common stocks	1 Month AUD Bank Bill Rate minus 25 bps	—	324	324
CITI	AUD	40	01/30/20	Monthly	Westpac Banking Corp., common stocks	1 Month AUD Bank Bill Rate minus 25 bps	—	720	720
CITI	AUD	44	01/31/20	Monthly	Australia & New Zealand Banking Group Ltd., common stocks	1 Month AUD Bank Bill Rate minus 25 bps	—	200	200
CITI	AUD	74	01/31/20	Monthly	Commonwealth Bank of Australia, common stocks	1 Month AUD Bank Bill Rate minus 25 bps	—	345	345
CITI	AUD	42	01/31/20	Monthly	National Australia Bank Ltd., common stocks	1 Month AUD Bank Bill Rate minus 25 bps	—	238	238
CITI	AUD	47	01/31/20	Monthly	Westpac Banking Corp., common stocks	1 Month AUD Bank Bill Rate minus 25 bps	—	258	258
Total							$—	$3,271	$3,271

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$—	$303,467,721	$—	$—	$303,467,721
Preferred stocks	—	906,616	60,417	—	967,033
Investment companies	28,734,011	29,768,860	—	—	58,502,871
US government obligations	—	—	12,986,982	—	12,986,982
Corporate notes	—	—	862,761	—	862,761
Non-US government obligations	—	—	15,328,205	—	15,328,205
Certificates of deposit	—	—	1,000,233	—	1,000,233
Time deposits	—	—	12,559,835	—	12,559,835
Short-term US government obligations	—	—	50,013,263	—	50,013,263
Short-term investment	—	—	143,130,847	—	143,130,847
Options purchased	—	1,527,272	54,714	—	1,581,986
Swaptions purchased	—	—	4,875,267	—	4,875,267
Foreign exchange options purchased	—	—	107,543	—	107,543

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2019 (unaudited)

Fair valuation summary—(concluded)

Assets Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Futures contracts	$—	$1,314,220	$—	$—	$1,314,220
Forward foreign currency contracts	—	—	4,669,478	—	4,669,478
Swap agreements	—	—	2,603,601	—	2,603,601
Total	$28,734,011	$336,984,689	$248,253,146	$—	$613,971,846
Liabilities
Investments sold short	$—	$(115,998,325)	$—	$—	$(115,998,325)
Options written	—	(1,205,280)	(182,891)	—	(1,388,171)
Swaptions written	—	—	(5,873)	—	(5,873)
Futures contracts	—	(1,851,746)	—	—	(1,851,746)
Forward foreign currency contracts	—	—	(4,743,709)	—	(4,743,709)
Swap agreements	—	—	(2,383,860)	—	(2,383,860)
Total	$—	$(119,055,351)	$(7,316,333)	$—	$(126,371,684)

At January 31, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $2,131,316, represented 0.4% of the Portfolio's net assets at period end.

3  Illiquid investment at period end. Illiquid assets, in the amount of $153,057, represented 0.0% of the Portfolio's net assets at period end.

4  Rate shown reflects annualized yield at the period end on zero coupon bond.

5  Rates shown is the discount rates at date of purchase.

6  Payments made/received are based on the notional amount.

7  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AMBAC  American Municipal Bond Assurance Corporation

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BOBL  Bundesobligationen

CJSC  Closed Joint Stock Company

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury Index

COFI  Cost of Funds Index

CPI  Consumer Price Index

DAC  Designated Activity Company

EMTN  Euro Medium Term Note

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MGIC  Mortgage Guaranty Insurance Corporation

MTA  Monthly Treasury Average Index

MTN  Medium Term Note

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

RPI  Retail Price Index

SBA  Small Business Administration

SIFMA  Municipal Swap Index Yield

SOFR  Secured Overnight Financing Rate

SPDR  Standard and Poor's Depository Receipts

STIBOR  Stockholm Interbank Offered Rate

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of period end and reset periodically.

Currency type abbreviations:

ARS  Argentine Peso

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

PACE Select Advisors Trust

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CB  Comerica Bank

CITI  Citibank NA

DB  Deutsche Bank AG

GS  Goldman Sachs

GSB  Goldman Sachs Bank USA

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

NAB  National Australia Bank Ltd.

NTC  Northern Trust Company

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

WBC  Westpac Banking Corporation

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2018 to January 31, 2019.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value August 1, 2018	Ending account value January 31, 2019	Expenses paid during period[1] 08/01/18 to 01/31/19	Expense ratio during the period
PACE Government Money Market Investments
Class P	Actual	$1,000.00	$1,008.00	$3.04	0.60%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.18	3.06	0.60
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	1,026.10	5.72	1.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.56	5.70	1.12
Class Y	Actual	1,000.00	1,026.50	4.39	0.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.87	4.38	0.86
Class P	Actual	1,000.00	1,027.30	4.39	0.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.87	4.38	0.86
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,022.80	4.64	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.62	4.63	0.91
Class Y	Actual	1,000.00	1,024.10	3.37	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.88	3.36	0.66
Class P	Actual	1,000.00	1,024.10	3.37	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.88	3.36	0.66
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	1,020.30	7.03	1.38
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.25	7.02	1.38
Class Y	Actual	1,000.00	1,021.60	5.76	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13
Class P	Actual	1,000.00	1,021.60	5.76	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,019.60	4.17	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.07	4.18	0.82
Class Y	Actual	1,000.00	1,020.00	2.90	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.33	2.91	0.57
Class P	Actual	1,000.00	1,020.00	2.90	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.33	2.91	0.57
PACE Global Fixed Income Investments
Class A	Actual	1,000.00	1,010.10	5.22	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.01	5.24	1.03
Class Y	Actual	1,000.00	1,011.40	4.41	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.82	4.43	0.87
Class P	Actual	1,000.00	1,011.40	4.26	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.97	4.28	0.84

PACE Select Advisors Trust

		Beginning account value August 1, 2018	Ending account value January 31, 2019	Expenses paid during period[1] 08/01/18 to 01/31/19	Expense ratio during the period
PACE High Yield Investments
Class A	Actual	$1,000.00	$997.50	$5.34	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.86	5.40	1.06
Class Y	Actual	1,000.00	998.80	4.43	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.77	4.48	0.88
Class P	Actual	1,000.00	998.80	4.58	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.62	4.63	0.91
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	959.50	7.06	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	7.27	1.43
Class Y	Actual	1,000.00	960.60	5.83	1.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.26	6.01	1.18
Class P	Actual	1,000.00	960.60	5.93	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	958.80	5.58	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13
Class Y	Actual	1,000.00	960.30	4.30	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.82	4.43	0.87
Class P	Actual	1,000.00	959.90	4.35	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.77	4.48	0.88
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	879.90	5.69	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class Y	Actual	1,000.00	881.10	4.55	0.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.37	4.89	0.96
Class P	Actual	1,000.00	881.10	4.93	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.96	5.30	1.04
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	968.90	5.91	1.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.21	6.06	1.19
Class Y	Actual	1,000.00	970.70	4.02	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.12	4.13	0.81
Class P	Actual	1,000.00	970.00	5.21	1.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.91	5.35	1.05
PACE International Equity Investments
Class A	Actual	1,000.00	918.10	8.22	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.64	1.70
Class Y	Actual	1,000.00	919.00	6.87	1.42
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	7.22	1.42
Class P	Actual	1,000.00	919.30	6.87	1.42
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	7.22	1.42

PACE Select Advisors Trust

		Beginning account value August 1, 2018	Ending account value January 31, 2019	Expenses paid during period[1] 08/01/18 to 01/31/19	Expense ratio during the period
PACE International Emerging Markets Equity Investments
Class A	Actual	$1,000.00	$964.20	$8.42	1.70%
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.64	1.70
Class Y	Actual	1,000.00	965.20	7.18	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.37	1.45
Class P	Actual	1,000.00	965.60	7.18	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.37	1.45
PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	1,014.20	7.36	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.37	1.45
Class P	Actual	1,000.00	1,015.40	6.10	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	980.50	11.78	2.36
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.31	11.98	2.36
Class Y	Actual	1,000.00	982.30	10.59	2.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.52	10.76	2.12
Class P	Actual	1,000.00	983.20	10.70	2.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.42	10.87	2.14

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PACE Select Advisors Trust

Statement of assets and liabilities
January 31, 2019 (unaudited)

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments, at cost	$160,727,224	$678,117,271	$420,598,792	$1,098,457,634
Repurchase agreements, at cost	53,636,000	—	—	—
Foreign currency, at cost	—	—	95,833	2,375,543
	214,363,224	678,117,271	420,694,625	1,100,833,177
Investments, at value[1]	160,727,224	677,864,195	420,434,535	1,093,274,060
Repurchase agreements, at value	53,636,000	—	—	—
Foreign currency, at value	—	—	98,967	2,331,882
Cash	995	39,432	—	—
Cash collateral on futures	—	267,000	501,492	991,000
Cash collateral on swap agreements	—	1,285,000	378,240	4,666,663
Receivable for investments sold	—	—	71,336,883	646,154
Receivable for investments sold short	—	243,087,277	—	—
Receivable for fund shares sold	565,708	533,305	397,792	1,280,106
Receivable for interest	78,875	1,681,637	2,366,848	6,622,762
Outstanding swap agreements, at value[2]	—	—	12,388	37,535
Receivable for variation margin on centrally cleared swap agreements	—	—	—	132,108
Receivable for when issued TBA securities	—	133,206,373	11,350,082	202,545,945
Due from broker	—	645,929	168	5,003,581
Unrealized appreciation on forward foreign currency contracts	—	—	36,831	1,931,626
Receivable for variation margin on futures contracts	—	—	304,239	—
Receivable for foreign tax reclaims	—	—	493	12,754
Other assets	10,395	30,872	389,249	35,941
Total assets	215,019,197	1,058,641,020	507,608,207	1,319,512,117
Liabilities:
Payable for fund shares redeemed	3,900,358	981,236	1,010,587	1,246,353
Payable for investments purchased	1,987,857	153,291,698	7,545,486	699,808
Dividends payable to shareholders	179,746	—	—	—
Payable to affiliate	16,039	138,109	117,780	333,069
Payable to custodian	4,049	122,880	83,346	207,777
Payable for variation margin on futures contracts	—	690,422	—	4,693,360
Payable for cash collateral from securities loaned	—	—	3,297,688	5,612,980
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	1,222	8,713
Reverse repurchase agreements, at value (proceeds—$0; $35,558,000; $0; $0; $0; $0 and $0, respectively)	—	35,558,000	—	—
Investments sold short, at value (proceeds—$0; $98,369,320; $86,996,052; $0; $0; $0 and $0, respectively)	—	98,840,722	87,571,435	—
Outstanding swap agreements, at value[2]	—	9,522	—	52,241
Unrealized depreciation on forward foreign currency contracts	—	—	79,291	2,688,779
Options and swaptions written, at value (premiums received $0; $100,840; $2,008,164; $273,530; $0; $0 and $0, respectively)	—	186,263	1,835,940	69,564
Due to broker	—	885,433	502,458	4,265,843
Payable for dividend and interest expense on investments sold short	—	39,740	121,813	70
Payable for dollar roll transactions	—	11,885,457	—	165,917,283
Deferred payable for dollar roll transactions	—	1,483	—	—
Payable for variation margin on centrally cleared swap agreements	—	34,492	254,599	1,675,422
Payable for when issued TBA securities	—	388,043,493	54,506,307	397,817,019
Accrued expenses and other liabilities	265,357	235,887	209,965	225,520
Total liabilities	6,353,406	690,944,837	157,137,917	585,513,801
Net assets	208,665,791	367,696,183	350,470,290	733,998,316

1  Includes $0; $0; $5,289,738; $7,700,106; $0; $1,997,400 and $32,714,067, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments were $1,530; $35,390 and $403,784, respectively.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Assets:
Investments, at cost	$332,427,313	$419,952,615	$350,972,562
Repurchase agreements, at cost	—	—	—
Foreign currency, at cost	—	629,317	1,555,844
	332,427,313	420,581,932	352,528,406
Investments, at value[1]	337,412,091	419,732,297	335,827,088
Repurchase agreements, at value	—	—	—
Foreign currency, at value	—	614,678	1,556,289
Cash	—	—	—
Cash collateral on futures	—	756,800	—
Cash collateral on swap agreements	—	—	—
Receivable for investments sold	—	178,445	5,733,921
Receivable for investments sold short	—	—	—
Receivable for fund shares sold	688,430	376,530	402,998
Receivable for interest	3,746,209	2,722,225	5,268,350
Outstanding swap agreements, at value[2]	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
Receivable for when issued TBA securities	—	—	—
Due from broker	—	792	—
Unrealized appreciation on forward foreign currency contracts	—	1,475,049	58,845
Receivable for variation margin on futures contracts	—	586,910	—
Receivable for foreign tax reclaims	—	32,924	4,105
Other assets	31,122	31,608	31,339
Total assets	341,877,852	426,508,258	348,882,935
Liabilities:
Payable for fund shares redeemed	749,799	948,419	558,420
Payable for investments purchased	—	45,626,902	6,479,832
Dividends payable to shareholders	—	—	—
Payable to affiliate	136,050	170,664	161,025
Payable to custodian	45,355	171,338	161,750
Payable for variation margin on futures contracts	—	—	—
Payable for cash collateral from securities loaned	—	1,902,720	25,364,418
Payable for foreign withholding taxes and foreign capital gains taxes	—	11,760	249
Reverse repurchase agreements, at value (proceeds—$0; $35,558,000; $0; $0; $0; $0 and $0, respectively)	—	—	—
Investments sold short, at value (proceeds—$0; $98,369,320; $86,996,052; $0; $0; $0 and $0, respectively)	—	—	—
Outstanding swap agreements, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	463,430	690,183
Options and swaptions written, at value (premiums received $0; $100,840; $2,008,164; $273,530; $0; $0 and $0, respectively)	—	—	—
Due to broker	—	385,070	—
Payable for dividend and interest expense on investments sold short	—	—	—
Payable for dollar roll transactions	—	—	—
Deferred payable for dollar roll transactions	—	—	—
Payable for variation margin on centrally cleared swap agreements	—	—	—
Payable for when issued TBA securities	—	—	—
Accrued expenses and other liabilities	75,737	252,649	200,937
Total liabilities	1,006,941	49,932,952	33,616,814
Net assets	340,870,911	376,575,306	315,266,121

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2019 (unaudited)

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$208,667,475	$393,812,238	$357,878,828	$766,414,862
Distributable earnings (losses)	(1,684)	(26,116,055)	(7,408,538)	(32,416,546)
Net assets	$208,665,791	$367,696,183	$350,470,290	$733,998,316
Class A
Net assets	$—	$35,777,325	$13,856,270	$18,676,294
Shares outstanding	—	2,870,920	1,153,735	1,395,774
Net asset value per share	$—	$12.46	$12.01	$13.38
Maximum offering price per share	$—	$12.95	$12.48	$13.90
Class Y
Net assets	$—	$26,297,379	$298,233	$1,351,870
Shares outstanding	—	2,110,119	24,830	101,231
Net asset value, offering price and redemption value per share[3]	$—	$12.46	$12.01	$13.35
Class P
Net assets	$208,665,791	$305,621,479	$336,315,787	$713,970,152
Shares outstanding	208,666,273	24,514,113	27,994,389	53,391,166
Net asset value, offering price and redemption value per share[3]	$1.00	$12.47	$12.01	$13.37

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$335,568,325	$389,772,784	$333,544,310
Distributable earnings (losses)	5,302,586	(13,197,478)	(18,278,189)
Net assets	$340,870,911	$376,575,306	$315,266,121
Class A
Net assets	$45,646,694	$31,481,206	$5,687,024
Shares outstanding	3,570,625	3,228,231	597,075
Net asset value per share	$12.78	$9.75	$9.52
Maximum offering price per share	$13.07	$10.13	$9.89
Class Y
Net assets	$65,380	$2,315,206	$533,717
Shares outstanding	5,112	238,525	55,784
Net asset value, offering price and redemption value per share[3]	$12.79	$9.71	$9.57
Class P
Net assets	$295,158,837	$342,778,894	$309,045,380
Shares outstanding	23,073,243	35,180,545	32,397,758
Net asset value, offering price and redemption value per share[3]	$12.79	$9.74	$9.54

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2019 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments, at cost	$1,225,553,652	$911,736,203	$409,032,392	$430,468,511
Foreign currency, at cost	—	—	—	—
	1,225,553,652	911,736,203	409,032,392	430,468,511
Investments, at value[1]	1,311,881,461	1,179,780,769	437,776,765	483,839,868
Foreign currency, at value	—	—	—	—
Cash	—	—	—	19,306
Cash collateral on options	—	—	—	—
Cash collateral on futures	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on investments sold short	—	—	—	—
Receivable for investments sold	5,808,924	10,965,584	3,882,395	5,273,249
Receivable for investments sold short	573,559	—	—	—
Receivable for fund shares sold	1,390,410	2,195,063	1,627,028	518,597
Receivable for dividends and interest	1,513,305	250,158	239,709	16,861
Receivable for foreign tax reclaims	9,873	9,271	—	—
Outstanding swap agreements, at value	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Other assets	40,048	40,729	31,242	31,574
Total assets	1,321,217,580	1,193,241,574	443,557,139	489,699,455
Liabilities:
Investments sold short, at value (proceeds—$138,982,106; $0; $0; $0; $148,172,223; $0; $0 and $114,855,482, respectively)	149,378,386	—	—	—
Payable for investments purchased	10,908,892	5,966,403	517,757	4,370,058
Payable for cash collateral from securities loaned	7,127,139	6,850,440	12,598,118	8,116,352
Payable for fund shares redeemed	3,110,424	2,340,135	843,376	1,578,728
Payable to custodian	213,298	190,531	128,160	104,348
Payable to affiliate	731,503	736,912	263,568	313,309
Payable for foreign withholding taxes and foreign capital gains taxes	742	—	7,528	608
Deferred foreign capital gain taxes payable	—	—	—	—
Due to broker	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $1,780,882, respectively)	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—
Payable for variation margin on centrally cleared swap agreements	—	—	—	—
Outstanding swap agreements, at value	—	—	—	—
Payable for dividend and interest expense on investments sold short	62,199	—	—	—
Accrued expenses and other liabilities	378,907	252,663	267,922	240,996
Total liabilities	171,911,490	16,337,084	14,626,429	14,724,399
Net assets	1,149,306,090	1,176,904,490	428,930,710	474,975,056

1  Includes $77,015,178; $38,197,320; $32,329,450; $15,152,973; $25,291,471; $12,564,957; $1,141,622 and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments, at cost	$1,174,517,157	$385,100,070	$126,113,159	$604,052,211
Foreign currency, at cost	4,251,348	3,766,729	2	4,344,985
	1,178,768,505	388,866,799	126,113,161	608,397,196
Investments, at value[1]	1,159,495,203	409,848,003	130,673,813	605,233,120
Foreign currency, at value	4,249,412	3,767,186	2	4,350,031
Cash	564,527	—	—	—
Cash collateral on options	—	—	—	10,581,090
Cash collateral on futures	—	—	—	3,070,678
Cash collateral on swap agreements	—	—	—	2,464,807
Cash collateral on investments sold short	1,504,134	—	—	58,831,082
Receivable for investments sold	15,063,569	5,188,771	2,062,773	43,376,959
Receivable for investments sold short	—	—	—	—
Receivable for fund shares sold	1,637,497	446,679	171,361	745,196
Receivable for dividends and interest	1,095,455	714,006	340,037	763,704
Receivable for foreign tax reclaims	3,216,268	8,781	37,096	133,695
Outstanding swap agreements, at value	—	—	—	904,420
Due from broker	—	—	—	881,974
Unrealized appreciation on forward foreign currency contracts	—	—	—	4,669,478
Other assets	111,862	31,846	27,254	186,013
Total assets	1,186,937,927	420,005,272	133,312,336	736,192,247
Liabilities:
Investments sold short, at value (proceeds—$138,982,106; $0; $0; $0; $148,172,223; $0; $0 and $114,855,482, respectively)	137,143,384	—	—	115,998,325
Payable for investments purchased	13,054,004	4,787,496	2,470,099	54,127,954
Payable for cash collateral from securities loaned	20,782,491	5,326,213	1,197,932	—
Payable for fund shares redeemed	1,979,186	1,286,477	436,691	1,002,022
Payable to custodian	328,258	533,160	59,999	1,711,992
Payable to affiliate	753,160	346,035	45,093	614,305
Payable for foreign withholding taxes and foreign capital gains taxes	91,979	88,249	70,052	28,984
Deferred foreign capital gain taxes payable	—	51,786	—	—
Due to broker	—	—	—	180,486
Unrealized depreciation on forward foreign currency contracts	—	—	—	4,743,709
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $1,780,882, respectively)	—	—	—	1,394,044
Payable for variation margin on futures contracts	—	—	—	536,356
Payable for variation margin on centrally cleared swap agreements	—	—	—	521,010
Outstanding swap agreements, at value	—	—	—	1,163,005
Payable for dividend and interest expense on investments sold short	184,084	—	—	79,970
Accrued expenses and other liabilities	401,572	319,630	238,261	270,773
Total liabilities	174,718,118	12,739,046	4,518,127	182,372,935
Net assets	1,012,219,809	407,266,226	128,794,209	553,819,312

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
January 31, 2019 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,058,377,211	$882,626,062	$416,505,554	$396,267,761
Distributable earnings (losses)	90,928,879	294,278,428	12,425,156	78,707,295
Net assets	$1,149,306,090	$1,176,904,490	$428,930,710	$474,975,056
Class A
Net assets	$108,582,386	$44,544,432	$17,466,744	$25,020,020
Shares outstanding	5,302,780	2,107,417	1,009,599	1,606,967
Net asset value per share	$20.48	$21.14	$17.30	$15.57
Maximum offering price per share	$21.67	$22.37	$18.31	$16.85
Class Y
Net assets	$15,903,536	$14,526,509	$164,587	$45,720
Shares outstanding	775,355	652,101	9,092	2,648
Net asset value, offering price and redemption value per share[3]	$20.51	$22.28	$18.10	$17.27
Class P
Net assets	$1,024,820,168	$1,117,833,549	$411,299,379	$449,909,316
Shares outstanding	50,248,268	50,653,861	23,032,934	26,703,116
Net asset value, offering price and redemption value per share[3]	$20.40	$22.07	$17.86	$16.85

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,082,017,252	$420,531,523	$132,772,317	$586,230,328
Distributable earnings (losses)	(69,797,443)	(13,265,297)	(3,978,108)	(32,411,016)
Net assets	$1,012,219,809	$407,266,226	$128,794,209	$553,819,312
Class A
Net assets	$28,446,399	$4,571,451	$439,525	$9,202,533
Shares outstanding	1,971,853	354,059	58,505	890,735
Net asset value per share	$14.43	$12.91	$7.51	$10.33
Maximum offering price per share	$15.27	$13.66	$7.95	$10.93
Class Y
Net assets	$12,505,862	$6,853,730	$—	$408,675
Shares outstanding	871,626	526,716	—	39,616
Net asset value, offering price and redemption value per share[3]	$14.35	$13.01	$—	$10.32
Class P
Net assets	$971,267,548	$395,841,045	$128,354,684	$544,208,104
Shares outstanding	67,873,333	30,577,894	17,767,425	52,964,343
Net asset value, offering price and redemption value per share[3]	$14.31	$12.95	$7.22	$10.27

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the six months ended January 31, 2019 (unaudited)

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$—	$—
Interest	2,274,940	6,663,551	6,192,700	16,557,114
Securities lending	—	—	7,693	16,660
Foreign tax withheld	—	—	460	(1,615)
Total income	2,274,940	6,663,551	6,200,853	16,572,159
Expenses:
Investment management and administration fees	361,437	1,222,875	969,138	2,318,461
Service fees–Class A	—	43,178	17,752	21,190
Service and distribution fees–Class C	—	4,785	496	3,292
Transfer agency and related services fees	424,435	360,976	291,954	389,882
Professional services	55,473	93,333	85,080	90,362
Custody and fund accounting	3,844	56,242	38,310	95,505
Shareholder reports	33,844	23,027	19,021	23,644
Federal and state registration	11,530	26,440	26,300	28,209
Trustees' fees	10,715	12,332	12,146	14,760
Insurance expense	1,449	3,008	2,699	5,730
Interest expense	—	274,264	1,436	1,590,003
Other	19,723	14,897	17,106	20,962
Total expenses	922,450	2,135,357	1,481,438	4,602,000
Fee waivers and/or expense reimbursements by investment manager and administrator	(302,844)	(418,899)	(265,467)	(277,636)
Net expenses	619,606	1,716,458	1,215,971	4,324,364
Net investment income	1,655,334	4,947,093	4,984,882	12,247,795
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $1,872 and $0, respectively)	14	1,036,838	(2,560,372)	305,244
Futures contracts	—	28,070	75,317	(705,322)
Options and swaptions written	—	261,909	220,123	595,827
Investments sold short	—	(1,318,266)	101,781	(222,832)
Swap agreements	—	457,051	45,341	1,764,456
Forward foreign currency contracts	—	—	109,211	2,325,056
Foreign currency transactions	—	—	(15,867)	(218,272)
Net realized gain (loss)	14	465,602	(2,024,466)	3,844,157
Change in net unrealized appreciation (depreciation) on:
Investments	—	6,075,837	5,928,899	5,200,930
Futures contracts	—	(678,877)	381,191	(3,381,172)
Options and swaptions written	—	(160,476)	26,398	(132,858)
Investments sold short	—	(535,800)	(645,535)	—
Swap agreements	—	(288,946)	(175,015)	(1,470,398)
Forward foreign currency contracts	—	—	(100,383)	(716,026)
Translation of other assets and liabilities denominated in foreign currency	—	—	(116)	3,506
Change in net unrealized appreciation (depreciation)	—	4,411,738	5,415,439	(496,018)
Net realized and unrealized gain (loss)	14	4,877,340	3,390,973	3,348,139
Net increase (decrease) in net assets resulting from operations	$1,655,348	$9,824,433	$8,375,855	$15,595,934

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$57,812
Interest	5,990,596	4,234,946	10,906,037
Securities lending	—	3,710	102,211
Foreign tax withheld	—	(18,398)	(355)
Total income	5,990,596	4,220,258	11,065,705
Expenses:
Investment management and administration fees	936,163	1,470,655	1,352,071
Service fees–Class A	53,679	39,582	6,190
Service and distribution fees–Class C	3,771	1,173	1,168
Transfer agency and related services fees	62,556	357,760	291,241
Professional services	79,763	90,911	81,892
Custody and fund accounting	20,745	78,925	38,152
Shareholder reports	7,746	31,768	17,363
Federal and state registration	26,741	25,977	30,401
Trustees' fees	12,047	12,388	11,997
Insurance expense	2,581	3,027	2,624
Interest expense	—	357	243
Other	13,649	15,445	14,701
Total expenses	1,219,441	2,127,968	1,848,043
Fee waivers and/or expense reimbursements by investment manager and administrator	(165,180)	(448,275)	(304,741)
Net expenses	1,054,261	1,679,693	1,543,302
Net investment income	4,936,335	2,540,565	9,522,403
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $1,872 and $0, respectively)	538,958	(1,785,415)	(1,986,946)
Futures contracts	—	(156,000)	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	(312,344)	2,433,994
Foreign currency transactions	—	(75,188)	287,131
Net realized gain (loss)	538,958	(2,328,947)	734,179
Change in net unrealized appreciation (depreciation) on:
Investments	1,454,954	2,093,596	(10,959,447)
Futures contracts	—	516,259	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	1,045,443	(121,289)
Translation of other assets and liabilities denominated in foreign currency	—	22,093	(183,058)
Change in net unrealized appreciation (depreciation)	1,454,954	3,677,391	(11,263,794)
Net realized and unrealized gain (loss)	1,993,912	1,348,444	(10,529,615)
Net increase (decrease) in net assets resulting from operations	$6,930,247	$3,889,009	$(1,007,212)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the six months ended January 31, 2019 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends	$20,487,528	$5,743,532	$4,259,672	$1,115,497
Interest	173,693	238,867	136,364	77,218
Securities lending	74,335	38,344	93,291	213,664
Foreign tax withheld	(92,874)	(48,940)	(26,519)	(15,310)
Total income	20,642,682	5,971,803	4,462,808	1,391,069
Expenses:
Investment management and administration fees	4,654,654	5,048,278	1,941,351	2,072,606
Service fees–Class A	139,120	57,907	22,553	31,757
Service and distribution fees–Class C	5,659	1,391	1,807	1,449
Dividend expense, interest expense and other borrowing cost for investments sold short	2,070,423	—	—	—
Transfer agency and related services fees	455,723	439,366	415,978	416,149
Interest expense	10,551	1,610	3,763	2,942
Professional services	80,971	81,587	70,635	79,097
Shareholder reports	34,633	31,014	25,648	26,557
Custody and fund accounting	94,236	86,077	58,148	47,963
Federal and state registration	28,199	28,235	25,668	25,597
Trustees' fees	17,945	18,287	13,073	13,113
Insurance expense	9,532	9,561	3,748	3,559
Other	28,521	25,092	16,967	14,732
Total expenses	7,630,167	5,828,405	2,599,339	2,735,521
Fee waivers and/or expense reimbursements by investment manager and administrator	—	(66,145)	(53,581)	—
Net expenses	7,630,167	5,762,260	2,545,758	2,735,521
Net investment income (loss)	13,012,515	209,543	1,917,050	(1,344,452)
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $2,192; $0 and $1,432, respectively)	39,991,309	67,257,065	(13,888,149)	45,455,170
Futures contracts	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	3,457,943	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	(37)	—	3	—
Net realized gain (loss)	43,449,215	67,257,065	(13,888,146)	45,455,170
Change in net unrealized appreciation (depreciation) on:
Investments	(121,072,712)	(126,571,473)	(52,791,517)	(60,934,262)
Futures contracts	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	9,526,139	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	220	—
Change in net unrealized appreciation (depreciation)	(111,546,573)	(126,571,473)	(52,791,297)	(60,934,262)
Net realized and unrealized loss	(68,097,358)	(59,314,408)	(66,679,443)	(15,479,092)
Net increase (decrease) in net assets resulting from operations	$(55,084,843)	$(59,104,865)	$(64,762,393)	$(16,823,544)

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends	$13,378,583	$4,515,163	$2,350,852	$3,579,675
Interest	107,819	96,069	13,174	4,044,849
Securities lending	225,654	56,285	1,365	—
Foreign tax withheld	(827,085)	(438,535)	(80,175)	(180,717)
Total income	12,884,971	4,228,982	2,285,216	7,443,807
Expenses:
Investment management and administration fees	4,794,823	2,260,480	521,147	4,154,939
Service fees–Class A	36,657	5,041	483	11,593
Service and distribution fees–Class C	994	575	84	3,035
Dividend expense, interest expense and other borrowing cost for investments sold short	2,087,810	—	—	1,784,197
Transfer agency and related services fees	424,981	382,259	299,421	218,634
Interest expense	14,487	1,923	282	7,902
Professional services	94,460	103,895	85,537	97,296
Shareholder reports	29,190	25,957	17,884	24,002
Custody and fund accounting	149,451	246,020	25,592	240,412
Federal and state registration	29,319	26,843	21,999	32,304
Trustees' fees	17,048	12,565	10,625	13,747
Insurance expense	8,354	3,302	970	4,664
Other	36,211	27,286	21,678	55,817
Total expenses	7,723,785	3,096,146	1,005,702	6,648,542
Fee waivers and/or expense reimbursements by investment manager and administrator	—	(108,988)	(223,121)	(248,897)
Net expenses	7,723,785	2,987,158	782,581	6,399,645
Net investment income (loss)	5,161,186	1,241,824	1,502,635	1,044,162
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $2,192; $0 and $1,432, respectively)	4,761,070	(3,526,423)	(2,803,352)	(21,738,402)
Futures contracts	—	—	—	4,437,420
Options and swaptions written	—	—	—	3,706,076
Investments sold short	6,099,886	—	—	5,702,918
Swap agreements	—	—	—	73,316
Forward foreign currency contracts	(6,326)	—	—	5,429,421
Foreign currency transactions	(42,906)	(168,578)	(18,619)	69,674
Net realized gain (loss)	10,811,724	(3,695,001)	(2,821,971)	(2,319,577)
Change in net unrealized appreciation (depreciation) on:
Investments	(122,530,697)	(14,705,083)	2,780,576	(12,070,562)
Futures contracts	—	—	—	(506,965)
Options and swaptions written	—	—	—	356,852
Investments sold short	9,393,008	—	—	4,219,474
Swap agreements	—	—	—	(896,098)
Forward foreign currency contracts	740	—	—	(2,364,265)
Translation of other assets and liabilities denominated in foreign currency	(12,121)	14,588	8,024	4,005
Change in net unrealized appreciation (depreciation)	(113,149,070)	(14,690,495)	2,788,600	(11,257,559)
Net realized and unrealized loss	(102,337,346)	(18,385,496)	(33,371)	(13,577,136)
Net increase (decrease) in net assets resulting from operations	$(97,176,160)	$(17,143,672)	$1,469,264	$(12,532,974)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Government Money Market Investments		PACE Mortgaged-Backed Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the six months ended January 31, 2019 (unaudited)	For the year ended July 31, 2018	For the six months ended January 31, 2019 (unaudited)	For the year ended July 31, 2018	For the six months ended January 31, 2019 (unaudited)	For the year ended July 31, 2018
From operations:
Net investment income	$1,655,334	$1,702,668	$4,947,093	$8,858,207	$4,984,882	$8,518,545
Net realized gain (loss)	14	6	465,602	(5,849,972)	(2,024,466)	(4,674,086)
Change in net unrealized appreciation (depreciation)	—	—	4,411,738	(6,809,594)	5,415,439	(8,570,269)
Net increase (decrease) in net assets resulting from operations	1,655,348	1,702,674	9,824,433	(3,801,359)	8,375,855	(4,725,810)
Total distributions–Class A1	—	—	(561,170)	(961,787)	(188,976)	(337,935)
Total distributions–Class C1	—	—	(47,220)	(248,183)	(3,870)	(19,206)
Total distributions–Class Y1	—	—	(494,908)	(1,190,592)	(4,280)	(7,635)
Total distributions–Class P1	(1,655,334)	(1,702,668)	(5,467,741)	(10,787,361)	(5,032,434)	(8,822,909)
Total distributions	(1,655,334)	(1,702,668)	(6,571,039)	(13,187,923)	(5,229,560)	(9,187,685)
From beneficial interest transactions:
Proceeds from shares sold	167,249,955	153,320,074	44,401,560	71,821,639	31,504,656	61,354,338
Cost of shares redeemed	(148,796,463)	(165,625,042)	(78,579,450)	(119,862,443)	(57,295,623)	(79,892,545)
Shares issued on reinvestment of dividends and distributions	1,418,299	1,513,589	6,004,003	12,034,990	4,720,903	8,264,039
Net increase (decrease) in net assets from beneficial interest transactions	19,871,791	(10,791,379)	(28,173,887)	(36,005,814)	(21,070,064)	(10,274,168)
Net increase (decrease) in net assets	19,871,805	(10,791,373)	(24,920,493)	(52,995,096)	(17,923,769)	(24,187,663)
Net assets:
Beginning of period	188,793,986	199,585,359	392,616,676	445,611,772	368,394,059	392,581,722
End of period	$208,665,791	$188,793,986[2]	$367,696,183	$392,616,676[2]	$350,470,290	$368,394,059[2]

1  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, all distributions were made from net investment income except PACE Municipal Fixed Income Investments, for the year ended July 31, 2018, distribution from net investment income and net realized gains for Class A were $(1,101,076) and $(58,589), Class C were $(174,754) and $(10,998), Class Y were $(2,149) and $(118), Class P were $(8,984,515) and $(421,544), respectively

2  Includes accumulated undistributed (distributions in excess of) net investment income of $0; $480,551; $1,411,682; $9,890,110 and $0, respectively.

PACE Select Advisors Trust

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the six months ended January 31, 2019 (unaudited)	For the year ended July 31, 2018	For the six months ended January 31, 2019 (unaudited)	For the year ended July 31, 2018
From operations:
Net investment income	$12,247,795	$22,808,487	$4,936,335	$10,256,019
Net realized gain (loss)	3,844,157	(5,240,815)	538,958	545,692
Change in net unrealized appreciation (depreciation)	(496,018)	(23,273,166)	1,454,954	(9,714,421)
Net increase (decrease) in net assets resulting from operations	15,595,934	(5,705,494)	6,930,247	1,087,290
Total distributions–Class A1	(271,719)	(383,426)	(671,750)	(1,159,665)
Total distributions–Class C1	(30,876)	(164,449)	(31,869)	(185,752)
Total distributions–Class Y1	(22,681)	(44,283)	(1,078)	(2,267)
Total distributions–Class P1	(12,362,570)	(23,346,881)	(4,992,658)	(9,406,059)
Total distributions	(12,687,846)	(23,939,039)	(5,697,355)	(10,753,743)
From beneficial interest transactions:
Proceeds from shares sold	54,808,454	109,826,434	38,518,579	48,856,462
Cost of shares redeemed	(115,314,011)	(153,633,513)	(59,931,443)	(71,525,103)
Shares issued on reinvestment of dividends and distributions	11,676,828	21,980,495	4,799,282	9,034,151
Net increase (decrease) in net assets from beneficial interest transactions	(48,828,729)	(21,826,584)	(16,613,582)	(13,634,490)
Net increase (decrease) in net assets	(45,920,641)	(51,471,117)	(15,380,690)	(23,300,943)
Net assets:
Beginning of period	779,918,957	831,390,074	356,251,601	379,552,544
End of period	$733,998,316	$779,918,957[2]	$340,870,911	$356,251,601[2]

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Global Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the six months ended January 31, 2019 (unaudited)	For the year ended July 31, 2018	For the six months ended January 31, 2019 (unaudited)	For the year ended July 31, 2018	For the six months ended January 31, 2019 (unaudited)	For the year ended July 31, 2018
From operations:
Net investment income	$2,540,565	$4,734,954	$9,522,403	$20,100,060	$13,012,515	$22,382,483
Net realized gain (loss)	(2,328,947)	5,150,779	734,179	7,397,332	43,449,215	76,189,933
Change in net unrealized appreciation (depreciation)	3,677,391	(16,215,019)	(11,263,794)	(16,646,939)	(111,546,573)	18,114,204
Net increase (decrease) in net assets resulting from operations	3,889,009	(6,329,286)	(1,007,212)	10,850,453	(55,084,843)	116,686,620
Total distributions–Class A1	(250,729)	(488,837)	(138,407)	(208,373)	(10,677,488)	(9,500,205)
Total distributions–Class C2	(5,664)	(22,988)	(20,164)	(123,408)	—	(888,284)
Total distributions–Class Y3	(21,201)	(39,668)	(15,043)	(29,010)	(1,544,626)	(1,455,396)
Total distributions–Class P4	(3,261,256)	(6,308,471)	(9,351,889)	(19,994,007)	(105,011,399)	(101,243,366)
Total distributions	(3,538,850)	(6,859,964)	(9,525,503)	(20,354,798)	(117,233,513)	(113,087,251)
From beneficial interest transactions:
Proceeds from shares sold	20,830,071	45,352,964	16,356,262	36,001,719	56,857,877	84,980,768
Cost of shares redeemed	(53,346,263)	(79,605,170)	(53,244,497)	(75,275,294)	(169,651,045)	(213,881,391)
Shares issued on reinvestment of dividends and distributions	3,256,646	6,312,446	8,747,087	18,703,014	109,458,046	106,234,784
Net increase (decrease) in net assets from beneficial interest transactions	(29,259,546)	(27,939,760)	(28,141,148)	(20,570,561)	(3,335,122)	(22,665,839)
Net increase (decrease) in net assets	(28,909,387)	(41,129,010)	(38,673,863)	(30,074,906)	(175,653,478)	(19,066,470)
Net assets:
Beginning of period	405,484,693	446,613,703	353,939,984	384,014,890	1,324,959,568	1,344,026,038
End of period	$376,575,306	$405,484,693[5]	$315,266,121	$353,939,984[5]	$1,149,306,090	$1,324,959,568[5]

1  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, distribution from net investment income and net realized gains for Class A were $0 and $0, $(208,373) and $0, $(1,490,821) and $(8,009,384), $0 and $(4,492,312), $(19,006) and $(1,942,489), respectively.

2  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, distribution from net investment income and net realized gains for Class C were $0 and $0, $(123,408) and $0, $(59,827) and $(828,457), $0 and $(337,739), $0 and $(554,561), respectively.

3  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, distribution from net investment income and net realized gains for Class Y were $0 and $0, $(29,010) and $0, $(265,210) and $(1,190,186), $(16,901) and $(1,382,122), $(704) and $(31,899), respectively.

4  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, distribution from net investment income and net realized gains for Class P were $0 and $0, $(19,994,007) and $0, $(18,285,278) and $(82,958,088), $(1,303,992) and $(121,930,288), $(1,236,385) and $(54,355,494), respectively.

5  Includes accumulated undistributed (distributions in excess of) net investment income of $(2,948,467); $2,364,833; $12,294,327; $77,940 and $1,666,136, respectively.

PACE Select Advisors Trust

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the six months ended January 31, 2019 (unaudited)	For the year ended July 31, 2018	For the six months ended January 31, 2019 (unaudited)	For the year ended July 31, 2018
From operations:
Net investment income	$209,543	$302,949	$1,917,050	$2,580,596
Net realized gain (loss)	67,257,065	202,013,107	(13,888,146)	25,891,079
Change in net unrealized appreciation (depreciation)	(126,571,473)	36,043,130	(52,791,297)	36,843,694
Net increase (decrease) in net assets resulting from operations	(59,104,865)	238,359,186	(64,762,393)	65,315,369
Total distributions–Class A1	(7,964,249)	(4,492,312)	(1,095,342)	(1,961,495)
Total distributions–Class C2	—	(337,739)	—	(554,561)
Total distributions–Class Y3	(2,400,843)	(1,399,023)	(12,339)	(32,603)
Total distributions–Class P4	(197,906,705)	(123,234,280)	(25,959,793)	(55,591,879)
Total distributions	(208,271,797)	(129,463,354)	(27,067,474)	(58,140,538)
From beneficial interest transactions:
Proceeds from shares sold	44,146,441	73,887,591	26,074,342	39,600,056
Cost of shares redeemed	(189,111,551)	(245,103,947)	(70,127,096)	(87,821,671)
Shares issued on reinvestment of dividends and distributions	195,975,023	122,702,402	25,341,662	54,891,264
Net increase (decrease) in net assets from beneficial interest transactions	51,009,913	(48,513,954)	(18,711,092)	6,669,649
Net increase (decrease) in net assets	(216,366,749)	60,381,878	(110,540,959)	13,844,480
Net assets:
Beginning of period	1,393,271,239	1,332,889,361	539,471,669	525,627,189
End of period	$1,176,904,490	$1,393,271,239[5]	$428,930,710	$539,471,669[5]

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the six months ended January 31, 2019 (unaudited)	For the year ended July 31, 2018	For the six months ended January 31, 2019 (unaudited)	For the year ended July 31, 2018	For the six months ended January 31, 2019 (unaudited)	For the year ended July 31, 2018
From operations:
Net investment income	$(1,344,452)	$(2,757,936)	$5,161,186	$19,770,158	$1,241,824	$5,484,005
Net realized gain (loss)	45,455,170	70,275,617	10,811,724	66,751,862	(3,695,001)	33,695,504
Change in net unrealized appreciation (depreciation)	(60,934,262)	42,104,817	(113,149,070)	(3,785,339)	(14,690,495)	(31,615,689)
Net increase (decrease) in net assets resulting from operations	(16,823,544)	109,622,498	(97,176,160)	82,736,681	(17,143,672)	7,563,820
Total distributions–Class A1	(4,123,129)	(1,297,698)	(2,109,965)	(590,355)	(69,068)	(39,712)
Total distributions–Class C2	—	(198,913)	—	(24,291)	—	(4,341)
Total distributions–Class Y3	(6,762)	(5,347)	(948,854)	(316,169)	(115,455)	(96,566)
Total distributions–Class P4	(70,841,505)	(25,626,125)	(76,207,012)	(24,378,517)	(6,751,933)	(5,530,760)
Total distributions	(74,971,396)	(27,128,083)	(79,265,831)	(25,309,332)	(6,936,456)	(5,671,379)
From beneficial interest transactions:
Proceeds from shares sold	23,928,287	33,327,231	52,856,317	120,993,437	26,976,440	52,628,267
Cost of shares redeemed	(73,988,697)	(90,679,821)	(124,124,896)	(169,203,401)	(51,921,029)	(78,225,424)
Shares issued on reinvestment of dividends and distributions	70,492,721	25,873,218	74,647,055	23,629,324	6,517,379	5,347,076
Net increase (decrease) in net assets from beneficial interest transactions	20,432,311	(31,479,372)	3,378,476	(24,580,640)	(18,427,210)	(20,250,081)
Net increase (decrease) in net assets	(71,362,629)	51,015,043	(173,063,515)	32,846,709	(42,507,338)	(18,357,640)
Net assets:
Beginning of period	546,337,685	495,322,642	1,185,283,324	1,152,436,615	449,773,564	468,131,204
End of period	$474,975,056	$546,337,685[5]	$1,012,219,809	$1,185,283,324[5]	$407,266,226	$449,773,564[5]

1  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, distribution from net investment income and net realized gains for Class A were $0 and $(1,297,698), $(590,355) and $0, $(39,712) and $0, $(13,326) and $(1,863), $0 and $0, respectively.

2  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, distribution from net investment income and net realized gains for Class C were $0 and $(198,913), $(24,291) and $0, $(4,341) and $0, $(4,396) and $(870), $0 and $0, respectively.

3  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, distribution from net investment income and net realized gains for Class Y were $0 and $(5,347), $(316,169) and $0, $(96,566) and $0, $(1,142) and $(147), $0 and $0, respectively.

4  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, distribution from net investment income and net realized gains for Class P were $0 and $(25,626,125), $(24,378,517) and $0, $(5,530,760) and $0, $(5,497,154) and $(706,670) $0 and $0, respectively.

5  Includes accumulated undistributed (distributions in excess of) net investment income of $(3); $10,996,433; $5,046,086; $1,104,185 and $(11,442,213), respectively.

PACE Select Advisors Trust

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the six months ended January 31, 2019 (unaudited)	For the year ended July 31, 2018	For the six months ended January 31, 2019 (unaudited)	For the year ended July 31, 2018
From operations:
Net investment income	$1,502,635	$4,247,376	$1,044,162	$433,607
Net realized gain (loss)	(2,821,971)	(1,128,974)	(2,319,577)	14,816,155
Change in net unrealized appreciation (depreciation)	2,788,600	2,069,938	(11,257,559)	(5,018,476)
Net increase (decrease) in net assets resulting from operations	1,469,264	5,188,340	(12,532,974)	10,231,286
Total distributions–Class A1	(13,841)	(15,189)	(296,208)	—
Total distributions–Class C2	—	(5,266)	—	—
Total distributions–Class Y3	—	(1,289)	(11,917)	—
Total distributions–Class P4	(4,369,167)	(6,203,824)	(15,403,019)	—
Total distributions	(4,383,008)	(6,225,568)	(15,711,144)	—
From beneficial interest transactions:
Proceeds from shares sold	6,652,664	15,638,497	39,518,883	85,248,055
Cost of shares redeemed	(16,619,184)	(23,801,441)	(101,810,160)	(134,906,601)
Shares issued on reinvestment of dividends and distributions	4,066,585	5,806,661	14,723,969	—
Net increase (decrease) in net assets from beneficial interest transactions	(5,899,935)	(2,356,283)	(47,567,308)	(49,658,546)
Net increase (decrease) in net assets	(8,813,679)	(3,393,511)	(75,811,426)	(39,427,260)
Net assets:
Beginning of period	137,607,888	141,001,399	629,630,738	669,057,998
End of period	$128,794,209	$137,607,888[5]	$553,819,312	$629,630,738[5]

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows
For the period ended January 31, 2019

PACE Large Co Value Equity Investments
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(55,084,843)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(407,890,797)
Purchases to cover investments sold short	(101,502,708)
Proceeds from disposition of long-term investments	515,043,462
Sales of investments sold short	92,873,829
Net purchases from short-term investments	16,535,995
Net realized (gains) from investments in securities	(39,991,309)
Net realized (gains) from investments in sold short	(3,457,943)
Net change in unrealized appreciation/depreciation of investments in securities	121,072,712
Net change in unrealized appreciation/depreciation of investments sold short	(9,526,139)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on deposit at custodian for securities loaned	(367,280)
Receivable for interest	(609,776)
Receivable for foreign tax reclaims	(841)
Other assets	(11,437)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	(7,488,951)
Payable to affiliate	(141,034)
Payable for dividends and interest on investments sold short	(29,542)
Payable to custodian	99,556
Payable for foreign withholding taxes and foreign capital gains taxes	742
Accrued expenses and other liabilities	(84,055)
Net cash provided from operating activities	119,439,641
Cash flows from financing activities
Proceeds from borrowings	24,614,426
Payments from borrowings	(24,614,426)
Proceeds from shares sold	56,066,589
Cost of shares repurchased	(167,848,460)
Dividends paid to shareholders	(7,775,467)
Net cash used in financing activities	(119,557,338)
Net decrease in cash and foreign currency	(117,697)
Cash and foreign currency, beginning of period	117,697
Cash and foreign currency, end of period	$—
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(109,458,046)
Cash paid during the period for interest	$10,551

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows (concluded)
For the period ended January 31, 2019

PACE International Equity Investments
Cash flows from operating activites
Net decrease in net assets resulting from operations	$(97,176,160)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(321,198,510)
Purchases to cover investments sold short	(86,777,877)
Proceeds from disposition of long-term investments	395,812,381
Sales of investments sold short	78,290,175
Net purchases from short-term investments	26,986,407
Net realized (gains) from investments in securities	(4,761,070)
Net realized (gains) from investments sold short	(6,099,886)
Net change in unrealized appreciation/depreciation of investments in securities	122,530,697
Net change in unrealized appreciation/depreciation of investments sold short	(9,393,008)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on investments sold short	2,554,553
Receivable for interest and dividends	662,076
Receivable for foreign tax reclaims	139,019
Other assets	(11,003)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	(20,994,738)
Payable for foreign withholding taxes and foreign capital gains taxes	(14,590)
Payable to affiliate	(131,294)
Payable for dividends and interest on investments sold short	(43,438)
Payable to custodian	149,452
Accrued expenses and other liabilities	(100,929)
Net cash provided from operating activities	80,422,257
Cash flows from financing activities
Proceeds from borrowings	13,966,575
Payments from borrowings	(13,966,575)
Proceeds from shares sold	51,751,727
Cost of shares repurchased	(123,640,803)
Dividends paid to shareholders	(4,618,776)
Net cash used in financing activities	(76,507,852)
Net increase in cash and foreign currency	3,914,405
Cash and foreign currency, beginning of period	899,534
Cash and foreign currency, end of period	$4,813,939
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(74,647,055)
Cash paid during the period for interest	$712

See accompanying notes to financial statements.

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PACE Government Money Market Investments

Financial highlights

Selected financial data throughout each period is presented below:

Class P

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.008	0.008	0.001	0.000[1]	0.000[1]	0.000[1]
Net realized gains (losses)	0.000[1]	0.000[1]	(0.000)[1]	0.000[1]	—	0.000[1]
Net increase from operations	0.008	0.008	0.001	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.008)	(0.008)	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	—	—	—	(0.000)[1]	—	(0.000)[1]
Total dividends and distributions	(0.008)	(0.008)	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.80%	0.83%	0.11%	0.01%	0.01%	0.01%[3]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.89%[4]	0.89%	0.95%	0.96%	0.93%	0.91%
Expenses after fee waivers and/or expense reimbursements	0.60%[4]	0.60%	0.52%	0.26%	0.14%	0.14%
Net investment income	1.60%[4]	0.82%	0.12%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of period (000's)	$208,666	$188,794	$199,585	$182,977	$168,503	$212,025

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividendsand other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. The investment return for period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  In August 2013, UBS AM made a voluntary cash payment of $2,340 to the Portfolio in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical embedded capital losses that were experienced by the Portfolio over several years prior to credit crisis of 2008. Payment from investment advisor had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

4  Annualized.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.34	$12.85	$13.15	$12.96	$12.82	$12.62
Net investment income[1]	0.15	0.24	0.17	0.19	0.11	0.15
Net realized and unrealized gains (losses)	0.17	(0.38)	(0.13)	0.29	0.26	0.32
Net increase (decrease) from operations	0.32	(0.14)	0.04	0.48	0.37	0.47
Dividends from net investment income	(0.20)	(0.37)	(0.34)	(0.29)	(0.23)	(0.27)
Net asset value, end of period	$12.46	$12.34	$12.85	$13.15	$12.96	$12.82
Total investment return[2]	2.61%	(1.12)%	0.30%	3.76%	2.86%	3.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.24%[3]	1.09%	1.08%	1.07%[4]	1.07%	1.07%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.12%[3]	0.97%	0.97%	0.97%[4]	0.97%	0.97%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.97%[3]	0.97%	0.97%	0.97%	0.97%	0.97%
Net investment income	2.35%[3]	1.88%	1.33%	1.47%	0.87%	1.17%
Supplemental data:
Net assets, end of period (000's)	$35,777	$30,489	$36,239	$41,260	$47,860	$59,834
Portfolio turnover	369%	887%	1,255%	1,383%	1,360%	1,117%

Class Y

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.35	$12.86	$13.16	$12.96	$12.82	$12.62
Net investment income[1]	0.16	0.27	0.19	0.23	0.15	0.18
Net realized and unrealized gains (losses)	0.16	(0.38)	(0.12)	0.29	0.25	0.32
Net increase (decrease) from operations	0.32	(0.11)	0.07	0.52	0.40	0.50
Dividends from net investment income	(0.21)	(0.40)	(0.37)	(0.32)	(0.26)	(0.30)
Net asset value, end of period	$12.46	$12.35	$12.86	$13.16	$12.96	$12.82
Total investment return[2]	2.65%	(0.87)%	0.63%	4.03%	3.12%	4.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.16%[3]	1.01%	0.99%	0.89%[4]	0.86%	0.87%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.86%[3]	0.72%	0.72%	0.72%[4]	0.72%	0.72%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%[3]	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income	2.58%[3]	2.12%	1.49%	1.73%	1.13%	1.42%
Supplemental data:
Net assets, end of period (000's)	$26,297	$30,542	$45,658	$51,823	$46,071	$47,959
Portfolio turnover	369%	887%	1,255%	1,383%	1,360%	1,117%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.35	$12.86	$13.16	$12.96	$12.83	$12.63
Net investment income[1]	0.16	0.27	0.21	0.22	0.15	0.18
Net realized and unrealized gains (losses)	0.17	(0.38)	(0.14)	0.30	0.24	0.32
Net increase (decrease) from operations	0.33	(0.11)	0.07	0.52	0.39	0.50
Dividends from net investment income	(0.21)	(0.40)	(0.37)	(0.32)	(0.26)	(0.30)
Net asset value, end of period	$12.47	$12.35	$12.86	$13.16	$12.96	$12.83
Total investment return[2]	2.73%	(0.87)%	0.55%	4.10%	3.04%	4.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.09%[3]	0.93%	0.92%	0.91%[4]	0.91%	0.90%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.86%[3]	0.72%	0.72%	0.72%[4]	0.72%	0.72%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%[3]	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income	2.59%[3]	2.14%	1.60%	1.72%	1.13%	1.41%
Supplemental data:
Net assets, end of period (000's)	$305,621	$321,912	$352,789	$405,253	$422,604	$435,063
Portfolio turnover	369%	887%	1,255%	1,383%	1,360%	1,117%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.90	$12.34	$12.45	$12.36	$12.33	$12.20
Net investment income[1]	0.15	0.24	0.16	0.16	0.16	0.14
Net realized and unrealized gains (losses)	0.12	(0.42)	(0.06)	0.18	0.04	0.14
Net increase (decrease) from operations	0.27	(0.18)	0.10	0.34	0.20	0.28
Dividends from net investment income	(0.16)	(0.26)	(0.17)	(0.17)	(0.16)	(0.15)
Distributions from net realized gains	—	—	(0.04)	(0.08)	(0.01)	—
Total dividends and distributions	(0.16)	(0.26)	(0.21)	(0.25)	(0.17)	(0.15)
Net asset value, end of period	$12.01	$11.90	$12.34	$12.45	$12.36	$12.33
Total investment return[2]	2.28%	(1.43)%	0.84%	2.85%	1.64%	2.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.00%[3,4]	1.00%[3]	1.01%[3]	1.03%[3]	1.03%[3]	1.03%
Expenses after fee waivers and/or expense reimbursements	0.91%[3,4]	0.93%[3]	0.93%[3]	0.93%[3]	0.93%[3]	0.93%
Net investment income	2.51%[4]	1.97%	1.32%	1.31%	1.26%	1.18%
Supplemental data:
Net assets, end of period (000's)	$13,856	$14,254	$16,884	$18,681	$19,932	$28,080
Portfolio turnover	241%	537%	437%	284%	476%	827%

Class Y

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.90	$12.34	$12.45	$12.36	$12.33	$12.20
Net investment income[1]	0.16	0.27	0.19	0.19	0.19	0.18
Net realized and unrealized gains (losses)	0.12	(0.42)	(0.05)	0.18	0.04	0.13
Net increase (decrease) from operations	0.28	(0.15)	0.14	0.37	0.23	0.31
Dividends from net investment income	(0.17)	(0.29)	(0.21)	(0.20)	(0.19)	(0.18)
Distributions from net realized gains	—	—	(0.04)	(0.08)	(0.01)	—
Total dividends and distributions	(0.17)	(0.29)	(0.25)	(0.28)	(0.20)	(0.18)
Net asset value, end of period	$12.01	$11.90	$12.34	$12.45	$12.36	$12.33
Total investment return[2]	2.41%	(1.20)%	1.09%	3.11%	1.90%	2.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.89%[3,4]	0.95%[3]	0.93%[3]	0.94%[3]	0.86%[3]	1.05%
Expenses after fee waivers and/or expense reimbursements	0.66%[3,4]	0.68%[3]	0.68%[3]	0.68%[3]	0.68%[3]	0.68%
Net investment income	2.76%[4]	2.23%	1.57%	1.56%	1.51%	1.43%
Supplemental data:
Net assets, end of period (000's)	$298	$293	$337	$401	$444	$543
Portfolio turnover	241%	537%	437%	284%	476%	827%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Intermediate Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.90	$12.34	$12.45	$12.36	$12.33	$12.20
Net investment income[1]	0.16	0.27	0.19	0.19	0.19	0.18
Net realized and unrealized gains (losses)	0.12	(0.42)	(0.05)	0.18	0.04	0.13
Net increase (decrease) from operations	0.28	(0.15)	0.14	0.37	0.23	0.31
Dividends from net investment income	(0.17)	(0.29)	(0.21)	(0.20)	(0.19)	(0.18)
Distributions from net realized gains	—	—	(0.04)	(0.08)	(0.01)	—
Total dividends and distributions	(0.17)	(0.29)	(0.25)	(0.28)	(0.20)	(0.18)
Net asset value, end of period	$12.01	$11.90	$12.34	$12.45	$12.36	$12.33
Total investment return[2]	2.41%	(1.20)%	1.09%	3.11%	1.90%	2.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.81%[3,4]	0.81%[3]	0.82%[3]	0.83%[3]	0.83%[3]	0.82%
Expenses after fee waivers and/or expense reimbursements	0.66%[3,4]	0.68%[3]	0.68%[3]	0.68%[3]	0.68%[3]	0.68%
Net investment income	2.76%[4]	2.23%	1.57%	1.56%	1.51%	1.43%
Supplemental data:
Net assets, end of period (000's)	$336,316	$352,865	$374,144	$411,148	$403,358	$417,011
Portfolio turnover	241%	537%	437%	284%	476%	827%

3  Includes interest expense representing less than 0.005%.

4  Annualized.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.32	$13.81	$14.21	$13.93	$13.90	$14.16
Net investment income[1]	0.20	0.35	0.36	0.37	0.35	0.37
Net realized and unrealized gains (losses)	0.07	(0.47)	(0.15)	0.38	0.01	0.11
Net increase (decrease) from operations	0.27	(0.12)	0.21	0.75	0.36	0.48
Dividends from net investment income	(0.21)	(0.37)	(0.39)	(0.37)	(0.33)	(0.28)
Distributions from net realized gains	—	—	(0.22)	(0.10)	—	(0.37)
Return of capital	—	—	—	—	—	(0.09)
Total dividends, distributions and return of capital	(0.21)	(0.37)	(0.61)	(0.47)	(0.33)	(0.74)
Net asset value, end of period	$13.38	$13.32	$13.81	$14.21	$13.93	$13.90
Total investment return[2]	2.03%	(0.89)%	1.61%	5.43%	2.69%	3.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.41%[3]	1.05%	1.12%	1.10%[4]	1.07%	1.06%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.38%[3]	1.01%	1.06%	1.01%[4]	1.05%	1.06%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.96%[3]	0.96%	0.96%	0.95%	1.03%	1.05%
Net investment income	2.99%[3]	2.57%	2.59%	2.69%	2.52%	2.63%
Supplemental data:
Net assets, end of period (000's)	$18,676	$13,652	$13,605	$13,480	$13,699	$44,465
Portfolio turnover	166%	243%	212%	133%	154%	154%

Class Y

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.29	$13.79	$14.19	$13.91	$13.89	$14.15
Net investment income[1]	0.21	0.38	0.39	0.39	0.37	0.40
Net realized and unrealized gains (losses)	0.07	(0.48)	(0.15)	0.38	0.02	0.12
Net increase (decrease) from operations	0.28	(0.10)	0.24	0.77	0.39	0.52
Dividends from net investment income	(0.22)	(0.40)	(0.42)	(0.39)	(0.37)	(0.31)
Distributions from net realized gains	—	—	(0.22)	(0.10)	—	(0.37)
Return of capital	—	—	—	—	—	(0.10)
Total dividends, distributions and return of capital	(0.22)	(0.40)	(0.64)	(0.49)	(0.37)	(0.78)
Net asset value, end of period	$13.35	$13.29	$13.79	$14.19	$13.91	$13.89
Total investment return[2]	2.16%	(0.71)%	1.87%	5.68%	2.81%	3.82%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.28%[3]	0.93%	1.03%	0.97%[4]	0.93%	0.93%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.13%[3]	0.76%	0.81%	0.87%[4]	0.83%	0.81%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.71%[3]	0.71%	0.71%	0.81%	0.81%	0.81%
Net investment income	3.21%[3]	2.81%	2.84%	2.82%	2.66%	2.90%
Supplemental data:
Net assets, end of period (000's)	$1,352	$1,370	$1,599	$2,283	$2,543	$3,158
Portfolio turnover	166%	243%	212%	133%	154%	154%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Strategic Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.31	$13.81	$14.20	$13.92	$13.90	$14.16
Net investment income[1]	0.21	0.38	0.39	0.40	0.38	0.40
Net realized and unrealized gains (losses)	0.07	(0.48)	(0.14)	0.38	0.01	0.11
Net increase (decrease) from operations	0.28	(0.10)	0.25	0.78	0.39	0.51
Dividends from net investment income	(0.22)	(0.40)	(0.42)	(0.40)	(0.37)	(0.30)
Distributions from net realized gains	—	—	(0.22)	(0.10)	—	(0.37)
Return of capital	—	—	—	—	—	(0.10)
Total dividends, distributions and return of capital	(0.22)	(0.40)	(0.64)	(0.50)	(0.37)	(0.77)
Net asset value, end of period	$13.37	$13.31	$13.81	$14.20	$13.92	$13.90
Total investment return[2]	2.16%	(0.71)%	1.94%	5.68%	2.91%	3.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.20%[3]	0.84%	0.90%	0.88%[4]	0.82%	0.81%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.13%[3]	0.76%	0.81%	0.79%[4]	0.80%	0.81%[4,5]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.71%[3]	0.71%	0.71%	0.72%	0.78%	0.81%[5]
Net investment income	3.22%[3]	2.82%	2.84%	2.92%	2.69%	2.90%
Supplemental data:
Net assets, end of period (000's)	$713,970	$758,303	$808,009	$856,301	$893,373	$889,402
Portfolio turnover	166%	243%	212%	133%	154%	154%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.73	$13.08	$13.55	$13.14	$13.19	$12.91
Net investment income[1]	0.17	0.33	0.32	0.33	0.32	0.34
Net realized and unrealized gains (losses)	0.08	(0.32)	(0.37)	0.48	(0.05)	0.38
Net increase (decrease) from operations	0.25	0.01	(0.05)	0.81	0.27	0.72
Dividends from net investment income	(0.17)	(0.34)	(0.32)	(0.33)	(0.32)	(0.34)
Distributions from net realized gains	(0.03)	(0.02)	(0.10)	(0.07)	—	(0.10)
Total dividends and distributions	(0.20)	(0.36)	(0.42)	(0.40)	(0.32)	(0.44)
Net asset value, end of period	$12.78	$12.73	$13.08	$13.55	$13.14	$13.19
Total investment return[2]	1.96%	0.03%	(0.29)%	6.26%	2.07%	5.64%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%[3]	0.91%	0.92%	0.92%	0.92%	0.92%
Expenses after fee waivers and/or expense reimbursements	0.82%[3]	0.82%	0.85%	0.85%	0.90%[4]	0.90%
Net investment income	2.61%[3]	2.58%	2.47%	2.49%	2.42%	2.59%
Supplemental data:
Net assets, end of period (000's)	$45,647	$38,714	$46,784	$51,397	$53,923	$63,225
Portfolio turnover	12%	19%	14%	15%	21%	30%

Class Y

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.74	$13.08	$13.56	$13.15	$13.20	$12.92
Net investment income[1]	0.18	0.37	0.35	0.36	0.35	0.37
Net realized and unrealized gains (losses)	0.08	(0.32)	(0.38)	0.48	(0.05)	0.38
Net increase (decrease) from operations	0.26	0.05	(0.03)	0.84	0.30	0.75
Dividends from net investment income	(0.18)	(0.37)	(0.35)	(0.36)	(0.35)	(0.37)
Distributions from net realized gains	(0.03)	(0.02)	(0.10)	(0.07)	—	(0.10)
Total dividends and distributions	(0.21)	(0.39)	(0.45)	(0.43)	(0.35)	(0.47)
Net asset value, end of period	$12.79	$12.74	$13.08	$13.56	$13.15	$13.20
Total investment return[2]	2.00%	0.34%	(0.16)%	6.49%	2.32%	5.89%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.73%[3]	0.71%	0.71%	0.72%	0.70%	0.72%
Expenses after fee waivers and/or expense reimbursements	0.57%[3]	0.57%	0.64%	0.65%	0.65%	0.65%
Net investment income	2.87%[3]	2.83%	2.67%	2.69%	2.67%	2.84%
Supplemental data:
Net assets, end of period (000's)	$65	$65	$91	$70	$81	$83
Portfolio turnover	12%	19%	14%	15%	21%	30%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Municipal Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.74	$13.08	$13.56	$13.15	$13.19	$12.91
Net investment income[1]	0.18	0.37	0.35	0.36	0.35	0.37
Net realized and unrealized gains (losses)	0.08	(0.32)	(0.38)	0.49	(0.04)	0.38
Net increase (decrease) from operations	0.26	0.05	(0.03)	0.85	0.31	0.75
Dividends from net investment income	(0.18)	(0.37)	(0.35)	(0.37)	(0.35)	(0.37)
Distributions from net realized gains	(0.03)	(0.02)	(0.10)	(0.07)	—	(0.10)
Total dividends and distributions	(0.21)	(0.39)	(0.45)	(0.44)	(0.35)	(0.47)
Net asset value, end of period	$12.79	$12.74	$13.08	$13.56	$13.15	$13.19
Total investment return[2]	2.00%	0.34%	(0.13)%	6.51%	2.39%	5.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.67%[3]	0.67%	0.67%	0.67%	0.67%	0.68%
Expenses after fee waivers and/or expense reimbursements	0.57%[3]	0.57%	0.61%	0.60%	0.65%	0.65%
Net investment income	2.86%[3]	2.84%	2.71%	2.73%	2.67%	2.84%
Supplemental data:
Net assets, end of period (000's)	$295,159	$309,878	$323,715	$350,137	$345,157	$334,999
Portfolio turnover	12%	19%	14%	15%	21%	30%

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.73	$10.04	$10.79	$9.94	$10.82	$10.56
Net investment income[1]	0.05	0.09	0.11	0.14	0.16	0.19
Net realized and unrealized gains (losses)	0.05	(0.26)	(0.61)	1.00	(0.71)	0.34
Net increase (decrease) from operations	0.10	(0.17)	(0.50)	1.14	(0.55)	0.53
Dividends from net investment income	(0.08)	—	(0.18)	(0.29)	(0.23)	(0.14)
Return of capital	—	(0.14)	(0.07)	—	(0.10)	(0.13)
Total dividends and return of capital	(0.08)	(0.14)	(0.25)	(0.29)	(0.33)	(0.27)
Net asset value, end of period	$9.75	$9.73	$10.04	$10.79	$9.94	$10.82
Total investment return[2]	1.01%	(1.72)%	(4.59)%	11.77%	(5.17)%	5.08%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.25%[3,4]	1.27%[4]	1.29%[4]	1.28%[4]	1.27%[4]	1.28%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.03%[3,4]	1.09%[4]	1.10%[4]	1.04%[4]	1.17%[4]	1.22%[4]
Net investment income	1.12%[3]	0.93%	1.11%	1.33%	1.56%	1.79%
Supplemental data:
Net assets, end of period (000's)	$31,481	$31,480	$38,368	$45,624	$44,725	$62,808
Portfolio turnover	20%	221%	199%	38%	40%	46%

Class Y

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.69	$10.00	$10.75	$9.91	$10.79	$10.54
Net investment income[1]	0.06	0.11	0.13	0.16	0.18	0.21
Net realized and unrealized gains (losses)	0.05	(0.26)	(0.62)	0.99	(0.71)	0.33
Net increase (decrease) from operations	0.11	(0.15)	(0.49)	1.15	(0.53)	0.54
Dividends from net investment income	(0.09)	—	(0.18)	(0.31)	(0.24)	(0.14)
Return of capital	—	(0.16)	(0.08)	—	(0.11)	(0.15)
Total dividends and return of capital	(0.09)	(0.16)	(0.26)	(0.31)	(0.35)	(0.29)
Net asset value, end of period	$9.71	$9.69	$10.00	$10.75	$9.91	$10.79
Total investment return[2]	1.14%	(1.51)%	(4.45)%	11.93%	(5.00)%	5.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.11%[3,4]	1.15%[4]	1.13%[4]	1.07%[4]	1.09%[4]	1.07%[4]
Expenses after fee waivers and/or expense reimbursements	0.87%[3,4]	0.94%[4]	0.94%[4]	0.84%[4]	1.00%[4,5]	1.00%[4]
Net investment income	1.28%[3]	1.08%	1.28%	1.54%	1.72%	2.01%
Supplemental data:
Net assets, end of period (000's)	$2,315	$2,324	$2,592	$4,040	$4,510	$5,479
Portfolio turnover	20%	221%	199%	38%	40%	46%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Global Fixed Income Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.72	$10.03	$10.79	$9.94	$10.82	$10.56
Net investment income[1]	0.06	0.11	0.13	0.15	0.18	0.21
Net realized and unrealized gains (losses)	0.05	(0.26)	(0.63)	1.01	(0.71)	0.34
Net increase (decrease) from operations	0.11	(0.15)	(0.50)	1.16	(0.53)	0.55
Dividends from net investment income	(0.09)	—	(0.18)	(0.31)	(0.23)	(0.14)
Return of capital	—	(0.16)	(0.08)	—	(0.12)	(0.15)
Total dividends and return of capital	(0.09)	(0.16)	(0.26)	(0.31)	(0.35)	(0.29)
Net asset value, end of period	$9.74	$9.72	$10.03	$10.79	$9.94	$10.82
Total investment return[2]	1.14%	(1.50)%	(4.51)%	11.99%	(4.99)%	5.31%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.07%[3,4]	1.09%[4]	1.11%[4]	1.08%[4]	1.08%[4]	1.10%[4]
Expenses after fee waivers and/or expense reimbursements	0.84%[3,4]	0.90%[4]	0.92%[4]	0.85%[4]	1.00%[4,5]	1.00%[4]
Net investment income	1.31%[3]	1.12%	1.29%	1.52%	1.71%	2.01%
Supplemental data:
Net assets, end of period (000's)	$342,779	$369,353	$403,015	$512,631	$502,122	$526,312
Portfolio turnover	20%	221%	199%	38%	40%	46%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.81	$10.07	$9.59	$9.70	$10.62	$10.41
Net investment income[1]	0.26	0.53	0.54	0.54	0.54	0.56
Net realized and unrealized gains (losses)	(0.29)	(0.26)	0.48	(0.11)	(0.78)	0.21
Net increase (decrease) from operations	(0.03)	0.27	1.02	0.43	(0.24)	0.77
Dividends from net investment income	(0.26)	(0.53)	(0.54)	(0.47)	(0.53)	(0.56)
Distributions from net realized gains	—	—	—	—	(0.15)	—
Return of capital	—	—	—	(0.07)	—	—
Total dividends, distributions and return of capital	(0.26)	(0.53)	(0.54)	(0.54)	(0.68)	(0.56)
Net asset value, end of period	$9.52	$9.81	$10.07	$9.59	$9.70	$10.62
Total investment return[2]	(0.25)%	2.76%	10.93%	4.88%	(2.29)%	7.59%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.22%[3,4]	1.22%	1.25%	1.26%	1.26%	1.26%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.06%[3,4]	1.06%	1.07%	1.08%	1.25%	1.26%
Net investment income	5.50%[3]	5.29%	5.43%	5.84%	5.20%	5.28%
Supplemental data:
Net assets, end of period (000's)	$5,687	$3,748	$4,251	$3,764	$5,330	$23,516
Portfolio turnover	25%	63%	91%	103%	57%	20%

Class Y

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.86	$10.10	$9.62	$9.73	$10.66	$10.44
Net investment income[1]	0.28	0.56	0.56	0.56	0.55	0.59
Net realized and unrealized gains (losses)	(0.30)	(0.25)	0.48	(0.10)	(0.78)	0.22
Net increase (decrease) from operations	(0.02)	0.31	1.04	0.46	(0.23)	0.81
Dividends from net investment income	(0.27)	(0.55)	(0.56)	(0.49)	(0.55)	(0.59)
Distributions from net realized gains	—	—	—	—	(0.15)	—
Return of capital	—	—	—	(0.08)	—	—
Total dividends, distributions and return of capital	(0.27)	(0.55)	(0.56)	(0.57)	(0.70)	(0.59)
Net asset value, end of period	$9.57	$9.86	$10.10	$9.62	$9.73	$10.66
Total investment return[2]	(0.12)%	3.06%	11.21%	5.11%	(2.13)%	7.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	0.93%[3,4]	0.85%	1.05%	1.03%	1.03%	1.00%
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.88%[3,4]	0.79%	0.88%	0.86%	1.02%	1.00%
Net investment income	5.67%[3]	5.57%	5.66%	6.09%	5.40%	5.54%
Supplemental data:
Net assets, end of period (000's)	$534	$534	$518	$874	$1,119	$1,692
Portfolio turnover	25%	63%	91%	103%	57%	20%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE High Yield Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.83	$10.09	$9.61	$9.72	$10.65	$10.43
Net investment income[1]	0.27	0.54	0.55	0.56	0.55	0.58
Net realized and unrealized gains (losses)	(0.29)	(0.25)	0.49	(0.11)	(0.78)	0.23
Net increase (decrease) from operations	(0.02)	0.29	1.04	0.45	(0.23)	0.81
Dividends from net investment income	(0.27)	(0.55)	(0.56)	(0.49)	(0.55)	(0.59)
Distributions from net realized gains	—	—	—	—	(0.15)	—
Return of capital	—	—	—	(0.07)	—	—
Total dividends, distributions and return of capital	(0.27)	(0.55)	(0.56)	(0.56)	(0.70)	(0.59)
Net asset value, end of period	$9.54	$9.83	$10.09	$9.61	$9.72	$10.65
Total investment return[2]	(0.12)%	2.96%	11.07%	5.03%	(2.14)%	7.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.09%[3,4]	1.07%	1.10%	1.11%	1.09%	1.10%
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.91%[3,4]	0.91%	0.92%	0.94%	1.03%	1.03%
Net investment income	5.64%[3]	5.44%	5.59%	6.00%	5.39%	5.50%
Supplemental data:
Net assets, end of period (000's)	$309,045	$347,364	$376,424	$412,789	$428,061	$431,812
Portfolio turnover	25%	63%	91%	103%	57%	20%

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$23.76	$23.70	$21.35	$23.72	$25.25	$22.53
Net investment income[1]	0.21	0.35	0.33	0.34	0.23	0.30
Net realized and unrealized gains (losses)	(1.32)	1.73	2.99	0.11	1.34	2.92
Net increase (decrease) from operations	(1.11)	2.08	3.32	0.45	1.57	3.22
Dividends from net investment income	(0.35)	(0.32)	(0.35)	(0.32)	(0.30)	(0.21)
Distributions from net realized gains	(1.82)	(1.70)	(0.62)	(2.50)	(2.80)	(0.29)
Total dividends and distributions	(2.17)	(2.02)	(0.97)	(2.82)	(3.10)	(0.50)
Net asset value, end of period	$20.48	$23.76	$23.70	$21.35	$23.72	$25.25
Total investment return[2]	(4.05)%	8.83%	15.74%	2.87%	6.23%	14.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.43%[3]	1.46%	1.45%	1.48%	1.48%	1.32%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.43%[3]	1.46%	1.44%	1.47%	1.47%	1.31%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.10%[3]	1.10%	1.11%	1.13%	1.13%	1.13%
Net investment income	1.87%[3]	1.46%	1.47%	1.63%	0.94%	1.25%
Supplemental data:
Net assets, end of period (000's)	$108,582	$111,759	$117,223	$111,716	$124,198	$155,480
Portfolio turnover	28%	68%	71%	65%	97%	71%

Class Y

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$23.83	$23.77	$21.41	$23.78	$25.32	$22.60
Net investment income[1]	0.24	0.41	0.39	0.40	0.29	0.36
Net realized and unrealized gains (losses)	(1.33)	1.73	3.00	0.11	1.35	2.91
Net increase (decrease) from operations	(1.09)	2.14	3.39	0.51	1.64	3.27
Dividends from net investment income	(0.41)	(0.38)	(0.41)	(0.38)	(0.38)	(0.26)
Distributions from net realized gains	(1.82)	(1.70)	(0.62)	(2.50)	(2.80)	(0.29)
Total dividends and distributions	(2.23)	(2.08)	(1.03)	(2.88)	(3.18)	(0.55)
Net asset value, end of period	$20.51	$23.83	$23.77	$21.41	$23.78	$25.32
Total investment return[2]	(3.94)%	9.08%	16.02%	3.16%	6.51%	14.62%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.18%[3]	1.21%	1.20%	1.23%	1.23%	1.07%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.18%[3]	1.21%	1.19%	1.21%	1.23%	1.06%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.85%[3]	0.85%	0.86%	0.88%	0.88%	0.89%
Net investment income	2.12%[3]	1.71%	1.73%	1.89%	1.19%	1.50%
Supplemental data:
Net assets, end of period (000's)	$15,904	$17,206	$17,451	$17,870	$19,593	$19,765
Portfolio turnover	28%	68%	71%	65%	97%	71%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Value Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$23.71	$23.66	$21.31	$23.68	$25.24	$22.52
Net investment income[1]	0.24	0.40	0.38	0.39	0.29	0.36
Net realized and unrealized gains (losses)	(1.33)	1.72	2.99	0.12	1.33	2.91
Net increase (decrease) from operations	(1.09)	2.12	3.37	0.51	1.62	3.27
Dividends from net investment income	(0.40)	(0.37)	(0.40)	(0.38)	(0.38)	(0.26)
Distributions from net realized gains	(1.82)	(1.70)	(0.62)	(2.50)	(2.80)	(0.29)
Total dividends and distributions	(2.22)	(2.07)	(1.02)	(2.88)	(3.18)	(0.55)
Net asset value, end of period	$20.40	$23.71	$23.66	$21.31	$23.68	$25.24
Total investment return[2]	(3.94)%	9.06%	16.03%	3.17%	6.48%	14.62%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.20%[3]	1.23%	1.22%	1.24%	1.24%	1.08%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.20%[3]	1.22%	1.20%	1.23%	1.23%	1.07%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.87%[3]	0.87%	0.88%	0.89%	0.88%	0.90%
Net investment income	2.11%[3]	1.69%	1.70%	1.87%	1.19%	1.49%
Supplemental data:
Net assets, end of period (000's)	$1,024,820	$1,184,977	$1,197,155	$1,160,287	$1,248,338	$1,263,296
Portfolio turnover	28%	68%	71%	65%	97%	71%

3  Annualized.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2019	Years ended July 31,
PACE Select Advisors Trust	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$27.06	$25.18	$22.37	$26.24	$25.75	$23.52
Net investment income (loss)[1]	(0.03)	(0.06)	0.02	(0.05)	(0.15)	0.07
Net realized and unrealized gains (losses)	(1.42)	4.55	3.54	0.10	3.70	4.39
Net increase (decrease) from operations	(1.45)	4.49	3.56	0.05	3.55	4.46
Dividends from net investment income	—	—	(0.03)	—	—	(0.04)
Distributions from net realized gains	(4.47)	(2.61)	(0.72)	(3.92)	(3.06)	(2.19)
Total dividends and distributions	(4.47)	(2.61)	(0.75)	(3.92)	(3.06)	(2.23)
Net asset value, end of period	$21.14	$27.06	$25.18	$22.37	$26.24	$25.75
Total investment return[2]	(4.12)%	18.72%	16.50%	0.73%	14.60%	19.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.14%[3,4]	1.14%[3]	1.18%[3]	1.19%[3]	1.18%[3]	1.18%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.13%[3,4]	1.14%[3]	1.17%[3]	1.18%[3]	1.18%[3]	1.18%
Net investment income (loss)	(0.21)%[4]	(0.22)%	0.07%	(0.24)%	(0.57)%	0.28%
Supplemental data:
Net assets, end of period (000's)	$44,544	$47,549	$45,095	$42,862	$46,777	$68,207
Portfolio turnover	19%	41%	40%	33%	48%	40%

Class Y

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$28.23	$26.12	$23.19	$26.98	$26.39	$24.06
Net investment income (loss)[1]	0.01	0.01	0.08	0.01	(0.09)	0.14
Net realized and unrealized gains (losses)	(1.48)	4.74	3.66	0.12	3.80	4.48
Net increase (decrease) from operations	(1.47)	4.75	3.74	0.13	3.71	4.62
Dividends from net investment income	(0.01)	(0.03)	(0.09)	—	(0.06)	(0.10)
Distributions from net realized gains	(4.47)	(2.61)	(0.72)	(3.92)	(3.06)	(2.19)
Total dividends and distributions	(4.48)	(2.64)	(0.81)	(3.92)	(3.12)	(2.29)
Net asset value, end of period	$22.28	$28.23	$26.12	$23.19	$26.98	$26.39
Total investment return[2]	(3.97)%	19.03%	16.73%	1.04%	14.89%	19.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.87%[3,4]	0.88%[3]	0.92%[3]	0.92%[3]	0.92%[3]	0.93%
Expenses after fee waivers and/or expense reimbursements	0.87%[3,4]	0.88%[3]	0.91%[3]	0.91%[3]	0.92%[3]	0.93%
Net investment income (loss)	0.05%[4]	0.05%	0.33%	0.02%	(0.32)%	0.53%
Supplemental data:
Net assets, end of period (000's)	$14,527	$15,715	$14,238	$13,989	$16,174	$15,858
Portfolio turnover	19%	41%	40%	33%	48%	40%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Growth Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$28.01	$25.94	$23.03	$26.83	$26.26	$23.95
Net investment income (loss)[1]	0.01	0.01	0.07	0.00[5]	(0.08)	0.14
Net realized and unrealized gains (losses)	(1.47)	4.70	3.64	0.12	3.77	4.46
Net increase (decrease) from operations	(1.46)	4.71	3.71	0.12	3.69	4.60
Dividends from net investment income	(0.01)	(0.03)	(0.08)	—	(0.06)	(0.10)
Distributions from net realized gains	(4.47)	(2.61)	(0.72)	(3.92)	(3.06)	(2.19)
Total dividends and distributions	(4.48)	(2.64)	(0.80)	(3.92)	(3.12)	(2.29)
Net asset value, end of period	$22.07	$28.01	$25.94	$23.03	$26.83	$26.26
Total investment return[2]	(4.01)%	19.03%	16.75%	1.01%	14.88%	19.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.89%[3,4]	0.90%[3]	0.93%[3]	0.93%[3]	0.92%[3]	0.93%
Expenses after fee waivers and/or expense reimbursements	0.88%[3,4]	0.89%[3]	0.92%[3]	0.92%[3]	0.92%[3]	0.93%
Net investment income (loss)	0.04%[4]	0.03%	0.32%	0.01%	(0.32)%	0.53%
Supplemental data:
Net assets, end of period (000's)	$1,117,834	$1,327,262	$1,270,696	$1,214,069	$1,359,224	$1,289,577
Portfolio turnover	19%	41%	40%	33%	48%	40%

3  Includes interest expense representing less than 0.005%.

4  Annualized.

5  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$21.05	$20.90	$18.86	$20.81	$22.05	$22.19
Net investment income[1]	0.06	0.07	0.13	0.07	0.11	0.05
Net realized and unrealized gains (losses)	(2.69)	2.49	2.75	0.08	1.41	2.67
Net increase (decrease) from operations	(2.63)	2.56	2.88	0.15	1.52	2.72
Dividends from net investment income	(0.13)	(0.02)	(0.28)	(0.11)	(0.03)	(0.09)
Distributions from net realized gains	(0.99)	(2.39)	(0.56)	(1.99)	(2.73)	(2.77)
Total dividends and distributions	(1.12)	(2.41)	(0.84)	(2.10)	(2.76)	(2.86)
Net asset value, end of period	$17.30	$21.05	$20.90	$18.86	$20.81	$22.05
Total investment return[2]	(12.01)%	12.93%	15.25%	1.60%	7.35%	12.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.20%[3,4]	1.21%	1.23%[3]	1.24%	1.24%	1.24%
Expenses after fee waivers and/or expense reimbursements	1.20%[3,4]	1.21%	1.21%[3]	1.24%	1.24%	1.24%
Net investment income	0.63%[4]	0.34%	0.66%	0.41%	0.53%	0.24%
Supplemental data:
Net assets, end of period (000's)	$17,467	$18,342	$17,627	$16,670	$18,334	$32,039
Portfolio turnover	43%	60%	102%	74%	66%	86%

Class Y

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$22.00	$21.71	$19.55	$21.48	$22.73	$22.79
Net investment income[1]	0.09	0.15	0.30	0.12	0.14	0.08
Net realized and unrealized gains (losses)	(2.81)	2.58	2.70	0.09	1.45	2.75
Net increase (decrease) from operations	(2.72)	2.73	3.00	0.21	1.59	2.83
Dividends from net investment income	(0.19)	(0.05)	(0.28)	(0.15)	(0.11)	(0.12)
Distributions from net realized gains	(0.99)	(2.39)	(0.56)	(1.99)	(2.73)	(2.77)
Total dividends and distributions	(1.18)	(2.44)	(0.84)	(2.14)	(2.84)	(2.89)
Net asset value, end of period	$18.10	$22.00	$21.71	$19.55	$21.48	$22.73
Total investment return[2]	(11.89)%	13.26%	15.35%	1.81%	7.47%	12.84%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	0.96%[3,4]	0.89%	1.13%[3]	1.07%	1.10%	1.11%
Expenses after fee waivers and/or expense reimbursements/ recoupments	0.96%[3,4]	0.89%	1.10%[3]	1.07%	1.10%	1.13%[5]
Net investment income	0.89%[4]	0.70%	1.43%	0.63%	0.63%	0.35%
Supplemental data:
Net assets, end of period (000's)	$165	$232	$297	$697	$998	$912
Portfolio turnover	43%	60%	102%	74%	66%	86%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Small/Medium Co Value Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$21.69	$21.47	$19.35	$21.30	$22.54	$22.63
Net investment income[1]	0.08	0.11	0.17	0.10	0.14	0.07
Net realized and unrealized gains (losses)	(2.76)	2.55	2.81	0.08	1.46	2.72
Net increase (decrease) from operations	(2.68)	2.66	2.98	0.18	1.60	2.79
Dividends from net investment income	(0.16)	(0.05)	(0.30)	(0.14)	(0.11)	(0.11)
Distributions from net realized gains	(0.99)	(2.39)	(0.56)	(1.99)	(2.73)	(2.77)
Total dividends and distributions	(1.15)	(2.44)	(0.86)	(2.13)	(2.84)	(2.88)
Net asset value, end of period	$17.86	$21.69	$21.47	$19.35	$21.30	$22.54
Total investment return[2]	(11.89)%	13.07%	15.41%	1.77%	7.49%	12.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.06%[3,4]	1.07%	1.09%[3]	1.11%	1.09%	1.11%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.04%[3,4]	1.06%	1.07%[3]	1.11%	1.09%	1.16%[5]
Net investment income	0.80%[4]	0.50%	0.82%	0.53%	0.65%	0.32%
Supplemental data:
Net assets, end of period (000's)	$411,299	$517,363	$503,464	$490,762	$525,959	$510,377
Portfolio turnover	43%	60%	102%	74%	66%	86%

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$19.54	$16.79	$14.34	$20.45	$19.72	$21.42
Net investment loss[1]	(0.06)	(0.12)	(0.09)	(0.10)	(0.14)	(0.16)
Net realized and unrealized gains (losses)	(0.86)	3.88	2.54	(2.23)	3.90	1.34
Net increase (decrease) from operations	(0.92)	3.76	2.45	(2.33)	3.76	1.18
Distributions from net realized gains	(3.05)	(1.01)	—	(3.78)	(3.03)	(2.88)
Net asset value, end of period	$15.57	$19.54	$16.79	$14.34	$20.45	$19.72
Total investment return[2]	(3.11)%	23.29%	17.09%	(11.20)%	20.82%	4.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments	1.19%[3]	1.20%[4]	1.23%	1.25%[5]	1.24%	1.25%
Expenses after fee waivers and/or expense reimbursements/ recoupments	1.19%[3]	1.19%[4]	1.19%	1.21%[5]	1.21%	1.25%
Net investment loss	(0.65)%[3]	(0.66)%	(0.61)%	(0.64)%	(0.70)%	(0.77)%
Supplemental data:
Net assets, end of period (000's)	$25,020	$24,749	$22,681	$21,912	$28,386	$40,210
Portfolio turnover	92%	99%	93%	98%	88%	94%

Class Y

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$21.26	$18.08	$15.44	$21.67	$20.72	$22.34
Net investment loss[1]	(0.03)	(0.02)	(0.08)	(0.09)	(0.13)	(0.15)
Net realized and unrealized gains (losses)	(0.91)	4.21	2.72	(2.36)	4.11	1.41
Net increase (decrease) from operations	(0.94)	4.19	2.64	(2.45)	3.98	1.26
Distributions from net realized gains	(3.05)	(1.01)	—	(3.78)	(3.03)	(2.88)
Net asset value, end of period	$17.27	$21.26	$18.08	$15.44	$21.67	$20.72
Total investment return[2]	(2.93)%	23.97%	17.16%	(11.11)%	20.89%	5.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.81%[3]	0.69%[4]	1.24%	1.09%[4,5]	1.13%	1.14%
Expenses after fee waivers and/or expense reimbursements	0.81%[3]	0.67%[4]	1.13%	1.12%[4,5]	1.11%[5]	1.13%
Net investment loss	(0.27)%[3]	(0.12)%	(0.48)%	(0.55)%	(0.62)%	(0.65)%
Supplemental data:
Net assets, end of period (000's)	$46	$47	$100	$488	$844	$667
Portfolio turnover	92%	99%	93%	98%	88%	94%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

PACE Small/Medium Co Growth Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$20.85	$17.82	$15.21	$21.40	$20.49	$22.13
Net investment loss[1]	(0.05)	(0.10)	(0.08)	(0.08)	(0.13)	(0.14)
Net realized and unrealized gains (losses)	(0.90)	4.14	2.69	(2.33)	4.07	1.38
Net increase (decrease) from operations	(0.95)	4.04	2.61	(2.41)	3.94	1.24
Distributions from net realized gains	(3.05)	(1.01)	—	(3.78)	(3.03)	(2.88)
Net asset value, end of period	$16.85	$20.85	$17.82	$15.21	$21.40	$20.49
Total investment return[2]	(3.00)%	23.46%	17.16%	(11.07)%	20.93%	5.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.05%[3]	1.06%[4]	1.11%	1.13%[5]	1.10%	1.12%
Expenses after fee waivers and/or expense reimbursements	1.05%[3]	1.05%[4]	1.07%	1.09%[5]	1.11%[5]	1.13%[5]
Net investment loss	(0.51)%[3]	(0.52)%	(0.49)%	(0.52)%	(0.61)%	(0.65)%
Supplemental data:
Net assets, end of period (000's)	$449,909	$518,869	$469,557	$444,300	$545,517	$474,468
Portfolio turnover	92%	99%	93%	98%	88%	94%

4  Includes interest expense representing less than 0.005%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$17.03	$16.23	$14.19	$15.04	$15.60	$13.96
Net investment income[1]	0.05	0.23	0.26	0.22	0.20	0.35
Net realized and unrealized gains (losses)	(1.51)	0.88	2.06	(0.87)	(0.43)	1.56
Net increase (decrease) from operations	(1.46)	1.11	2.32	(0.65)	(0.23)	1.91
Dividends from net investment income	(0.26)	(0.31)	(0.28)	(0.20)	(0.33)	(0.27)
Distributions from net realized gains	(0.88)	—	—	—	—	—
Total dividends and distributions	(1.14)	(0.31)	(0.28)	(0.20)	(0.33)	(0.27)
Net asset value, end of period	$14.43	$17.03	$16.23	$14.19	$15.04	$15.60
Total investment return[2]	(8.19)%	6.88%	16.71%	(4.30)%	(1.38)%	13.78%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.70%[4]	1.86%[3]	1.79%[3]	1.86%[3]	1.78%[3]	1.70%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.70%[4]	1.85%[3]	1.76%[3]	1.82%[3]	1.75%[3]	1.68%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.31%[4]	1.31%	1.37%	1.38%	1.37%	1.37%
Net investment income	0.66%[4]	1.37%	1.77%	1.61%	1.31%	2.33%
Supplemental data:
Net assets, end of period (000's)	$28,446	$31,165	$31,113	$29,788	$33,882	$57,389
Portfolio turnover	39%	78%	81%	80%	79%	86%

Class Y

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$16.98	$16.17	$14.14	$15.00	$15.59	$13.95
Net investment income[1]	0.07	0.28	0.30	0.26	0.25	0.40
Net realized and unrealized gains (losses)	(1.51)	0.89	2.05	(0.88)	(0.44)	1.55
Net increase (decrease) from operations	(1.44)	1.17	2.35	(0.62)	(0.19)	1.95
Dividends from net investment income	(0.31)	(0.36)	(0.32)	(0.24)	(0.40)	(0.31)
Distributions from net realized gains	(0.88)	—	—	—	—	—
Total dividends and distributions	(1.19)	(0.36)	(0.32)	(0.24)	(0.40)	(0.31)
Net asset value, end of period	$14.35	$16.98	$16.17	$14.14	$15.00	$15.59
Total investment return[2]	(8.10)%	7.24%	17.04%	(4.09)%	(1.09)%	14.10%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.42%[4]	1.59%[3]	1.51%[3]	1.56%[3]	1.51%[3]	1.42%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.42%[4]	1.58%[3]	1.48%[3]	1.53%[3]	1.48%[3]	1.40%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.03%[4]	1.04%	1.09%	1.09%	1.10%	1.09%
Net investment income	0.95%[4]	1.63%	2.04%	1.86%	1.64%	2.63%
Supplemental data:
Net assets, end of period (000's)	$12,506	$13,966	$14,726	$15,900	$19,150	$22,915
Portfolio turnover	39%	78%	81%	80%	79%	86%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$16.93	$16.13	$14.11	$14.97	$15.56	$13.92
Net investment income[1]	0.07	0.28	0.31	0.26	0.25	0.40
Net realized and unrealized gains (losses)	(1.50)	0.88	2.03	(0.88)	(0.44)	1.54
Net increase (decrease) from operations	(1.43)	1.16	2.34	(0.62)	(0.19)	1.94
Dividends from net investment income	(0.31)	(0.36)	(0.32)	(0.24)	(0.40)	(0.30)
Distributions from net realized gains	(0.88)	—	—	—	—	—
Total dividends and distributions	(1.19)	(0.36)	(0.32)	(0.24)	(0.40)	(0.30)
Net asset value, end of period	$14.31	$16.93	$16.13	$14.11	$14.97	$15.56
Total investment return[2]	(8.07)%	7.14%	17.08%	(4.09)%	(1.11)%	14.12%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.42%[4]	1.59%[3]	1.51%[3]	1.58%[3]	1.52%[3]	1.45%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.42%[4]	1.58%[3]	1.48%[3]	1.54%[3]	1.49%[3]	1.43%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.03%[4]	1.03%	1.09%	1.10%	1.10%	1.11%
Net investment income	0.96%[4]	1.66%	2.10%	1.90%	1.69%	2.63%
Supplemental data:
Net assets, end of period (000's)	$971,268	$1,138,165	$1,104,550	$924,833	$1,016,420	$1,025,757
Portfolio turnover	39%	78%	81%	80%	79%	86%

3  Includes interest expense representing less than 0.005%.

4  Annualized.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.61	$13.59	$11.41	$11.81	$13.56	$12.29
Net investment income[1]	0.02	0.13	0.13	0.09	0.09	0.14
Net realized and unrealized gains (losses)	(0.52)	0.03	2.14	(0.46)	(1.78)	1.17
Net increase (decrease) from operations	(0.50)	0.16	2.27	(0.37)	(1.69)	1.31
Dividends from net investment income	(0.20)	(0.14)	(0.09)	(0.03)	(0.06)	(0.04)
Net asset value, end of period	$12.91	$13.61	$13.59	$11.41	$11.81	$13.56
Total investment return[2]	(3.58)%	1.11%	19.95%	(3.08)%	(12.50)%	10.71%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.71%[3,4]	1.72%[3]	1.80%[3]	1.90%[3]	1.77%[3]	1.80%
Expenses after fee waivers and/or expense reimbursements	1.70%[3,4]	1.70%[3]	1.75%[3]	1.80%[3]	1.67%[3]	1.69%
Net investment income	0.28%[4]	0.89%	1.06%	0.86%	0.67%	1.14%
Supplemental data:
Net assets, end of period (000's)	$4,571	$3,811	$4,076	$3,931	$4,707	$17,200
Portfolio turnover	28%	65%	65%	65%	63%	74%

Class Y

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.73	$13.70	$11.51	$11.97	$13.82	$12.53
Net investment income[1]	0.04	0.17	0.16	0.12	0.15	0.18
Net realized and unrealized gains (losses)	(0.54)	0.03	2.15	(0.47)	(1.84)	1.18
Net increase (decrease) from operations	(0.50)	0.20	2.31	(0.35)	(1.69)	1.36
Dividends from net investment income	(0.22)	(0.17)	(0.12)	(0.11)	(0.16)	(0.07)
Net asset value, end of period	$13.01	$13.73	$13.70	$11.51	$11.97	$13.82
Total investment return[2]	(3.48)%	1.41%	20.21%	(2.80)%	(12.30)%	10.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.45%[3,4]	1.45%[3]	1.54%[3]	1.63%[3]	1.53%[3]	1.55%
Expenses after fee waivers and/or expense reimbursements	1.45%[3,4]	1.45%[3]	1.50%[3]	1.54%[3]	1.44%[3]	1.44%
Net investment income	0.61%[4]	1.15%	1.30%	1.14%	1.15%	1.37%
Supplemental data:
Net assets, end of period (000's)	$6,854	$7,419	$7,795	$7,923	$8,767	$11,978
Portfolio turnover	28%	65%	65%	65%	63%	74%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Emerging Markets Equity Investments

Financial highlights (continued)

Class P

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.65	$13.63	$11.45	$11.91	$13.75	$12.47
Net investment income[1]	0.04	0.16	0.16	0.12	0.16	0.18
Net realized and unrealized gains (losses)	(0.52)	0.03	2.14	(0.47)	(1.85)	1.17
Net increase (decrease) from operations	(0.48)	0.19	2.30	(0.35)	(1.69)	1.35
Dividends from net investment income	(0.22)	(0.17)	(0.12)	(0.11)	(0.15)	(0.07)
Net asset value, end of period	$12.95	$13.65	$13.63	$11.45	$11.91	$13.75
Total investment return[2]	(3.44)%	1.42%	20.18%	(2.82)%	(12.33)%	10.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.51%[3,4]	1.50%[3]	1.59%[3]	1.69%[3]	1.56%[3]	1.64%
Expenses after fee waivers and/or expense reimbursements	1.45%[3,4]	1.45%[3]	1.50%[3]	1.60%[3]	1.47%[3]	1.53%
Net investment income	0.61%[4]	1.14%	1.33%	1.10%	1.18%	1.37%
Supplemental data:
Net assets, end of period (000's)	$395,841	$437,363	$454,178	$394,346	$417,751	$450,438
Portfolio turnover	28%	65%	65%	65%	63%	74%

3  Includes interest expense representing less than 0.005%.

4  Annualized.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$7.65	$7.69	$8.03	$7.51	$7.33	$6.52
Net investment income[1]	0.07	0.21	0.17	0.13	0.16	0.10
Net realized and unrealized gains (losses)	0.02[5]	0.06	(0.21)	0.58	0.02	0.83
Net increase (decrease) from operations	0.09	0.27	(0.04)	0.71	0.18	0.93
Dividends from net investment income	(0.23)	(0.27)	(0.30)	(0.19)	—	(0.12)
Distributions from net realized gains	—	(0.04)	—	—	—	—
Total dividends and distributions	(0.23)	(0.31)	(0.30)	(0.19)	—	(0.12)
Net asset value, end of period	$7.51	$7.65	$7.69	$8.03	$7.51	$7.33
Total investment return[2]	1.42%	3.50%	(0.15)%	9.86%	2.46%	14.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.51%[3,4]	1.50%[3]	1.54%[3]	1.65%	1.59%	1.59%
Expenses after fee waivers and/or expense reimbursements	1.45%[3,4]	1.45%[3]	1.46%[3]	1.45%	1.45%	1.45%
Net investment income	1.99%	2.82%	2.28%	1.79%	2.21%	1.55%
Supplemental data:
Net assets, end of period (000's)	$440	$370	$458	$373	$363	$5,692
Portfolio turnover	34%	73%	98%	75%	102%	53%

Class P

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$7.37	$7.42	$7.76	$7.28	$7.35	$6.53
Net investment income[1]	0.08	0.22	0.19	0.14	0.14	0.12
Net realized and unrealized gains (losses)	0.02[5]	0.07	(0.21)	0.56	0.05	0.84
Net increase (decrease) from operations	0.10	0.29	(0.02)	0.70	0.19	0.96
Dividends from net investment income	(0.25)	(0.30)	(0.32)	(0.22)	(0.26)	(0.14)
Distributions from net realized gains	—	(0.04)	—	—	—	—
Total dividends and distributions	(0.25)	(0.34)	(0.32)	(0.22)	(0.26)	(0.14)
Net asset value, end of period	$7.22	$7.37	$7.42	$7.76	$7.28	$7.35
Total investment return[2]	1.54%	3.68%	0.19%	10.13%	2.59%	15.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.54%[3,4]	1.53%[3]	1.58%[3]	1.59%	1.56%	1.63%
Expenses after fee waivers and/or expense reimbursements	1.20%[3,4]	1.20%[3]	1.21%[3]	1.20%	1.20%	1.20%
Net investment income	2.31%	3.08%	2.58%	2.07%	1.83%	1.79%
Supplemental data:
Net assets, end of period (000's)	$128,355	$137,069	$140,262	$151,565	$148,096	$145,067
Portfolio turnover	34%	73%	98%	75%	102%	53%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  Annualized.

5  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized loss reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values.

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PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.85	$10.71	$10.49	$11.10	$10.62	$10.21
Net investment income (loss)[1]	0.01	(0.02)	(0.07)	(0.06)	(0.08)	(0.09)
Net realized and unrealized gains (losses)	(0.24)	0.16	0.29	(0.32)	0.56	0.70
Net increase (decrease) from operations	(0.23)	0.14	0.22	(0.38)	0.48	0.61
Dividends from net investment income	—	—	—	(0.23)	—	(0.20)
Distributions from net realized gains	(0.29)	—	—	—	—	—
Total dividends and distributions	(0.29)	—	—	(0.23)	—	(0.20)
Net asset value, end of period	$10.33	$10.85	$10.71	$10.49	$11.10	$10.62
Total investment return[2]	(1.95)%	1.21%	2.19%	(3.47)%	4.52%	5.99%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.44%[3]	2.36%	2.26%	2.02%	1.93%	1.97%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.36%[3]	2.27%	2.17%	1.95%	1.88%	1.99%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.77%[3]	1.76%	1.75%	1.79%	1.81%	1.88%[4]
Net investment income (loss)	0.14%[3]	(0.16)%	(0.71)%	(0.53)%	(0.74)%	(0.89)%
Supplemental data:
Net assets, end of period (000's)	$9,203	$7,208	$8,702	$9,800	$7,408	$77,331
Portfolio turnover	284%	346%	292%	221%	165%	114%

Class Y

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.82	$10.65	$10.42	$11.12	$10.71	$10.30
Net investment income (loss)[1]	0.02	0.01	(0.06)	(0.02)	(0.05)	(0.07)
Net realized and unrealized gains (losses)	(0.23)	0.16	0.29	(0.31)	0.56	0.70
Net increase (decrease) from operations	(0.21)	0.17	0.23	(0.33)	0.51	0.63
Dividends from net investment income	—	—	—	(0.37)	(0.10)	(0.22)
Distributions from net realized gains	(0.29)	—	—	—	—	—
Total dividends and distributions	(0.29)	—	—	(0.37)	(0.10)	(0.22)
Net asset value, end of period	$10.32	$10.82	$10.65	$10.42	$11.12	$10.71
Total investment return[2]	(1.77)%	1.41%	2.40%	(2.99)%	4.82%	6.18%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.21%[3]	2.11%	2.06%	1.69%	1.72%	1.74%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.12%[3]	2.02%	1.96%	1.62%	1.68%[4]	1.75%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.53%[3]	1.51%	1.57%	1.48%	1.60%[4]	1.63%[4]
Net investment income (loss)	0.37%[3]	0.09%	(0.54)%	(0.17)%	(0.43)%	(0.65)%
Supplemental data:
Net assets, end of period (000's)	$409	$544	$646	$1,926	$2,449	$4,629
Portfolio turnover	284%	346%	292%	221%	165%	114%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Alternative Strategies Investments

Financial highlights (concluded)

Class P

	Six months ended January 31, 2019	Years ended July 31,
	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.78	$10.61	$10.38	$11.09	$10.69	$10.27
Net investment income (loss)[1]	0.02	0.01	(0.05)	(0.03)	(0.04)	(0.07)
Net realized and unrealized gains (losses)	(0.24)	0.16	0.28	(0.31)	0.55	0.71
Net increase (decrease) from operations	(0.22)	0.17	0.23	(0.34)	0.51	0.64
Dividends from net investment income	—	—	—	(0.37)	(0.11)	(0.22)
Distributions from net realized gains	(0.29)	—	—	—	—	—
Total dividends and distributions	(0.29)	—	—	(0.37)	(0.11)	(0.22)
Net asset value, end of period	$10.27	$10.78	$10.61	$10.38	$11.09	$10.69
Total investment return[2]	(1.68)%	1.32%	2.41%	(3.13)%	4.79%	6.27%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.22%[3]	2.13%	2.04%	1.77%	1.69%	1.74%[5]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.14%[3]	2.04%	1.94%	1.69%	1.62%	1.74%[4,5]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.54%[3]	1.53%	1.52%	1.53%	1.54%	1.62%[4]
Net investment income (loss)	0.35%[3]	0.08%	(0.48)%	(0.30)%	(0.38)%	(0.64)%
Supplemental data:
Net assets, end of period (000's)	$544,208	$615,778	$650,347	$712,676	$782,683	$611,399
Portfolio turnover	284%	346%	292%	221%	165%	114%
3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

5  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies: PACE Government Money Market Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager and administrator for the Portfolios and also as the investment advisor for PACE Government Money Market Investments and a portion of PACE Alternative Strategies Investments' assets. Subject to the approval and oversight of the Portfolios' Board of Trustees (the "Board"), UBS AM selects and oversees other investment subadvisors, who provide advisory services for the other Portfolios. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Portfolios. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Each Portfolio currently offers Class A, Class Y, and Class P shares, with the exception of PACE Government Money Market Investments, which currently offers Class P shares only, and PACE Global Real Estate Securities Investments, which, effective January 25, 2018, only offers Class A and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program and certain other advisory programs offered through select sponsors, except that PACE Government Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

Prior to July 12, 2018, the Portfolios offered Class C shares. At the recommendation of UBS Asset Management (Americas) Inc., each Portfolio's investment advisor, the Board of Trustees of the Trust approved the closure of Class C of each Portfolio and the automatic conversion of Class C shares of each Portfolio into Class A shares of the same Portfolio (the "Conversion").

Effective on July 12, 2018 (the "Closure Date"), the Portfolios ceased offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, were not permitted after the Closure Date.

On October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of each Portfolio were automatically converted into Class A shares of the same Portfolio. From the Closure Date to the Conversion Date (the "Conversion Period"), the 12b-1 distribution fees (0.50% of average net assets for PACE Mortgage-Backed Securities Fixed Income

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments, and 0.75% of average net assets for all other Portfolios) and any contingent deferred sales charges applicable to Class C shares were waived; 12b-1 service fees (0.25% of average net assets) continued to be assessed. During the Conversion Period, automatic reinvestment of Class C share dividend and capital gain distributions continued. Upon the conversion of Class C shares into Class A shares, each Class C shareholder owned Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any contingent deferred sales charges applicable to Class C shares were waived in connection with the conversion to Class A shares. The 12b-1 service fee applicable to Class A shares applies to the converted shares. It is anticipated that the conversion of Class C shares into Class A shares will be tax-free for federal income tax purposes.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PACE Government Money Market Investments attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share. In addition, by operating as a "government money market fund", the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio's Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): "Premium Amortization On Purchased Callable Debt Securities" ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for those annual periods, and interim periods within those annual periods, that begin after December 15, 2018. Management is currently assessing the potential impact of these changes to future financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Portfolios in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Portfolio generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Portfolios do not price their shares, on most national holidays and Good Friday. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is not open, the value of a Portfolio's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern Time, a Portfolio's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Portfolio calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), PACE Government Money Market Investments has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", PACE Government Money Market Investments values its investments at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

Each Portfolio (other than PACE Government Money Market Investments) calculates its net asset value based on the current market value, where available, for its portfolio investments. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker- dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Foreign currency exchange rates are generally determined as of the close of the NYSE.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Certain investments in which the Portfolios invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Portfolio's net asset value. However, if any of the Portfolios determine that such developments are so significant that they will materially affect the value of the Portfolio's investments, the Portfolio may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Portfolios may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Portfolio's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps are valued using prices from the counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Portfolios' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Portfolio's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic

PACE Select Advisors Trust

Notes to financial statements (unaudited)

investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Portfolio's Portfolio of investments.

Investments

Treasury Inflation Protected Securities—The Portfolios may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the U.S. Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Real estate investment trusts—The Portfolios may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Portfolio estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Portfolio updates its accounting and/or tax books and records.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition

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Notes to financial statements (unaudited)

is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

Each Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios potentially exposed to a fee for uninvested cash held in a business account at a bank.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

During the period ended January 31, 2019, only PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments utilized reverse repurchase agreement transactions.

The table below represents the remaining contractual maturity as of January 31, 2019, of the reverse repurchase agreement transactions accounted for as secured borrowings.

PACE Mortgage-Backed Securities Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Reverse repurchase agreements	$—	$35,558,000	$—	$—	$35,558,000

Securities traded on to-be-announced basis—Certain Portfolios may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other

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Notes to financial statements (unaudited)

investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the period ended January 31, 2019, only PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments utilized treasury roll transactions.

The table below represents the remaining contractual maturity as of January 31, 2019, of the treasury roll transactions accounted for as secured borrowings.

PACE Mortgage-Backed Securities Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$4,125,281	$—	$7,760,175	$11,885,456

PACE Strategic Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$53,419,510	$—	$112,497,772	$165,917,282

Mortgage-backed securities—Certain Portfolios may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

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Notes to financial statements (unaudited)

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities—Certain Portfolios may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "against the box"—Each Portfolio (other than PACE Government Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sale transactions of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). A Portfolio might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. Any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expense, in connection with opening, maintaining and closing short sales "against the box". These dividends and interest are booked as an expense or liability to the Portfolio.

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio will realize a gain if the security declines in price between those same dates. Each Portfolio segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Portfolio.

Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Portfolio's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Portfolio. In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments may invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing each Portfolio's return and loss potential. PACE Large Co Value Equity Investments and PACE International Equity Investments may also engage in short sale transactions that are effected through their custodian and may deliver cash received in connection with its securities lending activity to the custodian as collateral to secure the short sale transactions.

For the period ended January 31, 2019, PACE Global Real Estate Securities Investments did not engage in uncovered short sale transactions.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Portfolio's portfolio footnotes.

Derivative instruments

Purchased options—Certain Portfolios may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements

PACE Select Advisors Trust

Notes to financial statements (unaudited)

(commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—Certain Portfolios may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Portfolio has written, is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Portfolio has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Portfolios trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolios would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Portfolios would be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At January 31, 2019, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Strategic Fixed Income Investments, and PACE Alternative Strategies Investments had maximum payout amounts of approximately $19,753,150, $7,375,000, and $45,667,377 respectively, relating to written put option contracts.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

There may not be a limit on the maximum payout for written swaptions. For written credit default swaptions that sell protection the maximum payout is limited to the notional amount of the underlying credit default swap. At January 31, 2019, PACE Strategic Fixed Income Investments had a maximum payout for credit default swaptions that sell protection of approximately $14,900,000.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Portfolio, depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts, payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Portfolio will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements—Certain Portfolios may engage in swap agreements, including, but not limited to, interest rate, credit default, total return and variance swap agreements. A Portfolio expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the ter-

PACE Select Advisors Trust

Notes to financial statements (unaudited)

mination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Portfolios may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Portfolio typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swap agreements on credit indices—sell protection" and "Credit default swap agreements on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the realized price variance of the underlying asset is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Portfolio will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Portfolio's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended January 31, 2019.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of January 31, 2019 is reflected in the Statement of assets and liabilities.

At January 31, 2019, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$17	$—	$—	$—	$17
Swap agreements	2,193,861	—	—	—	2,193,861
Total value	$2,193,878	$—	$—	$—	$2,193,878

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Futures contracts	$(690,690)	$—	$—	$—	$(690,690)
Options and swaptions written	(186,263)	—	—	—	(186,263)
Swap agreements	(59,126)	—	—	—	(59,126)
Total value	$(936,079)	$—	$—	$—	$(936,079)

Table footnotes begin on page 330

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the period ended January 31, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Net realized gain (loss)[3]
Futures	$28,070	$—	$—	$—	$28,070
Options and swaptions purchased	(589,970)	—	—	—	(589,970)
Options and swaptions written	261,909	—	—	—	261,909
Swap agreements	457,051	—	—	—	457,051
Total net realized gain (loss)	$157,060	$—	$—	$—	$157,060
Net change in unrealized appreciation (depreciation)[4]
Futures	$(678,877)	$—	$—	$—	$(678,877)
Options and swaptions purchased	123,339	—	—	—	123,339
Options and swaptions written	(160,476)	—	—	—	(160,476)
Swap agreements	(288,946)	—	—	—	(288,946)
Net change in appreciation (depreciation)	$(1,004,960)	$—	$—	$—	$(1,004,960)

At January 31, 2019, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$473,179	$—	$—	$—	$473,179
Forward foreign currency contracts	—	36,831	—	—	36,831
Options and swaptions purchased	1,225,106	—	—	33,638	1,258,744
Swap agreements	767,143	—	12,388	—	779,531
Total value	$2,465,428	$36,831	$12,388	$33,638	$2,548,285

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$(169,590)	$—	$—	$—	$(169,590)
Forward foreign currency contracts	—	(79,291)	—	—	(79,291)
Options and swaptions written	(1,835,940)	—	—	—	(1,835,940)
Swap agreements	(1,067,926)	—	(62,513)	—	(1,130,439)
Total value	$(3,073,456)	$(79,291)	$(62,513)	$—	$(3,215,260)

Table footnotes begin on page 330

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the period ended January 31,2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures	$75,317	$—	$—	$—	$75,317
Forward foreign currency contracts	—	109,211	—	—	109,211
Options and swaptions purchased	139,439	(330,491)	—	—	(191,052)
Options and swaptions written	(42,972)	263,095	—	—	220,123
Swap agreements	(97,846)	—	143,187	—	45,341
Total net realized gain (loss)	$73,938	$41,815	$143,187	$—	$258,940
Net change in unrealized appreciation (depreciation)[4]
Futures	$381,191	$—	$—	$—	$381,191
Forward foreign currency contracts	—	(100,383)	—	—	(100,383)
Options and swaptions purchased	152,461	14,941	—	11,841	179,243
Options and swaptions written	29,714	(3,316)	—	—	26,398
Swap agreements	(160,572)	—	(14,443)	—	(175,015)
Net change in unrealized appreciation (depreciation)	$402,794	$(88,758)	$(14,443)	$11,841	$311,434

At January 31, 2019, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Futures contracts	$4,740,246	$17,824	$—	$—	$4,758,070
Forward foreign currency contracts	—	1,931,626	—	—	1,931,626
Options and swaptions purchased	18,454	8	—	—	18,462
Swap agreements	3,381,134	—	2,229,912	—	5,611,046
Total value	$8,139,834	$1,949,458	$2,229,912	$—	$12,319,204

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Futures contracts	$(9,719,581)	$(1,883)	$—	$—	$(9,721,464)
Forward foreign currency contracts	—	(2,688,779)	—	—	(2,688,779)
Options and swaptions written	(15,195)	(53,647)	(722)	—	(69,564)
Swap agreements	(3,212,542)	—	(652,463)	—	(3,865,005)
Total value	$(12,947,318)	$(2,744,309)	$(653,185)	$—	$(16,344,812)

Table footnotes begin on page 330

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the period ended January 31,2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Futures	$(683,931)	$(21,391)	$—	$—	$(705,322)
Forward foreign currency contracts	—	2,325,056	—	—	2,325,056
Options and swaptions purchased	(41,569)	(2,589)	—	—	(44,158)
Options and swaptions written	21,689	574,138	—	—	595,827
Swap agreements	787,813	—	976,643	—	1,764,456
Total net realized gain (loss)	$84,002	$2,875,214	$976,643	$—	$3,935,859
Net change in unrealized appreciation (depreciation)[4]
Futures	$(3,404,265)	$23,093	$—	$—	$(3,381,172)
Forward foreign currency contracts	—	(716,026)	—	—	(716,026)
Options and swaptions purchased	273,497	(851)	—	—	272,646
Options and swaptions written	(205,024)	72,166	—	—	(132,858)
Swap agreements	(953,094)	—	(517,304)	—	(1,470,398)
Net change in unrealized appreciation (depreciation)	$(4,288,886)	$(621,618)	$(517,304)	$—	$(5,427,808)

At January 31, 2019, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Futures contracts	$1,168,556	$—	$—	$—	$1,168,556
Forward foreign currency contracts	—	1,475,049	—	—	1,475,049
Total value	$1,168,556	$1,475,049	$—	$—	$2,643,605

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Futures contracts	$(582,097)	$—	$—	$—	$(582,097)
Forward foreign currency contracts	—	(463,430)	—	—	(463,430)
Total value	$(582,097)	$(463,430)	$—	$—	$(1,045,527)

Table footnotes begin on page 330

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the period ended January 31,2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Net realized gain (loss)[3]
Futures	$(156,000)	$—	$—	$—	$(156,000)
Forward foreign currency contracts	—	(312,344)	—	—	(312,344)
Total net realized gain (loss)	$(156,000)	$(312,344)	$—	$—	$(468,344)
Net change in unrealized appreciation (depreciation)[4]
Futures	$516,259	$—	$—	$—	$516,259
Forward foreign currency contracts	—	1,045,443	—	—	1,045,443
Net change in unrealized appreciation (depreciation)	$516,259	$1,045,443	$—	$—	$1,561,702

At January 31, 2019, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Forward foreign currency contracts	$—	$58,845	$—	$—	$58,845

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Forward foreign currency contracts	$—	$(690,183)	$—	$—	$(690,183)

During the period ended January 31,2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$2,433,994	$—	$—	$2,433,994
Net change in unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	—	(121,289)	—	—	(121,289)

Table footnotes begin on page 330

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE International Equity Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(6,326)	$—	$—	$(6,326)
Net change in unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	—	740	—	—	740

At January 31, 2019, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Futures contracts	$333,322	$—	$—	$980,898	$1,314,220
Forward foreign currency contracts	—	4,669,478	—	—	4,669,478
Options and swaptions purchased	4,875,267	107,543	—	1,581,986	6,564,796
Swap agreements	1,822,631	—	437,994	342,976	2,603,601
Total value	$7,031,220	$4,777,021	$437,994	$2,905,860	$15,152,095

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Futures contracts	$(705,206)	$—	$—	$(1,146,540)	$(1,851,746)
Forward foreign currency contracts	—	(4,743,709)	—	—	(4,743,709)
Options and swaptions written	(5,873)	—	—	(1,388,171)	(1,394,044)
Swap agreements	(1,920,157)	—	—	(463,703)	(2,383,860)
Total value	$(2,631,236)	$(4,743,709)	$—	$(2,998,414)	$(10,373,359)

During the period ended January 31,2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures	$838,100	$—	$—	$3,599,320	$4,437,420
Forward foreign currency contracts	—	5,429,421	—	—	5,429,421
Options and swaptions purchased	(5,353,598)	671,010	—	(3,607,358)	(8,289,946)
Options and swaptions written	4,357,127	40,486	—	(691,537)	3,706,076
Swap agreements	(667,013)	—	186,491	553,838	73,316
Total net realized gain (loss)	$(825,384)	$6,140,917	$186,491	$(145,737)	$5,356,287

Table footnotes begin on page 330

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Net change in unrealized appreciation (depreciation)[4]
Futures	$(463,332)	$—	$—	$(43,633)	$(506,965)
Forward foreign currency contracts	—	(2,364,265)	—	—	(2,364,265)
Options and swaptions purchased	264,591	(214,611)	—	(323,871)	(273,891)
Options and swaptions written	113,270	(64,819)	—	308,401	356,852
Swap agreements	(918,900)	—	11,402	11,400	(896,098)
Net change in unrealized appreciation (depreciation)	$(1,004,371)	$(2,643,695)	$11,402	$(47,703)	$(3,684,367)

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported using cumulative appreciation on futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gains (losses) from futures, options and swaptions written, swap agreements and forward foreign currency contracts. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gains (losses) from investments.

4  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures, options and swaptions written, swap agreements and forward foreign currency contracts. The net change in unrealized appreciation/depreciation of options and swaptions purchased is shown in the Statement of operations in net change in unrealized appreciation/depreciation of investments.

Offsetting of certain derivatives—The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At January 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts[1]	$—	$(690,690)
Options and swaptions purchased	17	—
Options and swaptions written	—	(186,263)
Swap agreements[1]	2,193,861	(59,126)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,193,878	(936,079)
Derivatives not subject to MNA or similar agreements	(2,193,861)	740,294
Total gross amount of assets and liabilities subject to MNA or similar agreements	$17	$(195,785)

Table footnotes begin on page 335

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Mortgage-Backed Securities Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
MSCI	$17	$—	$—	$17
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
CITI	$(5,435)	$—	$5,435	$—
DB	(5,807)	—	—	(5,807)
GSI	(31,488)	—	—	(31,488)
JPMCB	(153,055)	—	—	(153,055)
Total	$(195,785)	$—	$5,435	$(190,350)

At January 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Intermediate Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$36,831	$(79,291)
Futures contracts[1]	473,179	(169,590)
Options and swaptions purchased	1,258,744	—
Options and swaptions written	—	(1,835,940)
Swap agreements[1]	779,531	(1,130,439)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,548,285	(3,215,260)
Derivatives not subject to MNA or similar agreements	(1,240,322)	1,300,029
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,307,963	$(1,915,231)

Table footnotes begin on page 335

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Intermediate Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
ANZ	$1,037	$(1,037)	$—	$—
BOA	247,592	(210,672)	—	36,920
CITI	29,511	—	—	29,511
GS	844,457	(844,457)	—	—
JPMCB	179,083	(179,083)	—	—
RBS	3,461	(3,461)	—	—
TD	2,120	—	—	2,120
WBC	702	—	—	702
Total	$1,307,963	$(1,238,710)	$—	$69,253
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
ANZ	$(31,443)	$1,037	$—	$(30,406)
BNP	(4,085)	—	—	(4,085)
BOA	(210,672)	210,672	—	—
GS	(1,376,409)	844,457	—	(531,952)
HSBC	(339)	—	—	(339)
JPMCB	(227,035)	179,083	—	(47,952)
MSCI	(25,413)	—	—	(25,413)
NTC	(2,316)	—	—	(2,316)
RBC	(21,520)	—	—	(21,520)
RBS	(15,999)	3,461	—	(12,538)
Total	$(1,915,231)	$1,238,710	$—	$(676,521)

At January 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$1,931,626	$(2,688,779)
Futures contracts[1]	4,758,070	(9,721,464)
Options and swaptions purchased	18,462	—
Options and swaptions written	—	(69,564)
Swap agreements[1]	5,611,046	(3,865,005)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	12,319,204	(16,344,812)
Derivatives not subject to MNA or similar agreements	(10,334,318)	13,534,228
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,984,886	$(2,810,584)

Table footnotes begin on page 335

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

UBS PACE Strategic Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$79,857	$(79,857)	$—	$—
BNP	81,173	—	—	81,173
BOA	278,165	(278,165)	—	—
CITI	899,884	(183,701)	—	716,183
GSB	15,717	(15,717)	—	—
GSI	54,384	(54,384)	—	—
HSBC	62,303	(62,303)	—	—
JPMCB	513,403	(513,403)	—	—
Total	$1,984,886	$(1,187,530)	$—	$797,356
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(161,554)	$79,857	$81,697	$—
BOA	(287,352)	278,165	—	(9,187)
CITI	(183,701)	183,701	—	—
GSB	(38,192)	15,717	—	(22,475)
GSI	(484,319)	54,384	—	(429,935)
HSBC	(137,604)	62,303	—	(75,301)
JPMCB	(1,517,853)	513,403	—	(1,004,450)
MSCI	(9)	—	—	(9)
Total	$(2,810,584)	$1,187,530	$81,697	$(1,541,357)

At January 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Global Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$1,475,049	$(463,430)
Futures contracts[1]	1,168,556	(582,097)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,643,605	(1,045,527)
Derivatives not subject to MNA or similar agreements	(2,643,605)	1,045,527
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Table footnotes begin on page 335

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE High Yield Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$58,845	$(690,183)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	58,845	(690,183)
Derivatives not subject to MNA or similar agreements	(58,845)	690,183
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

At January 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$4,669,478	$(4,743,709)
Futures contracts[1]	1,314,220	(1,851,746)
Options and swaptions purchased	6,564,796	—
Options and swaptions written	—	(1,394,044)
Swap agreements[1]	2,603,601	(2,383,860)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	15,152,095	(10,373,359)
Derivatives not subject to MNA or similar agreements	(4,540,673)	3,072,601
Total gross amount of assets and liabilities subject to MNA or similar agreements	$10,611,422	$(7,300,758)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Alternative Strategies Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$1,010,169	$(1,010,169)	$—	$—
BNP	209,905	(209,905)	—	—
BOA	116,821	(116,821)	—	—
CITI	2,767,300	(211,982)	—	2,555,318
CB	3,592	(3,592)	—	—
DB	211,538	(81,302)	—	130,236
GS	3,187,359	(1,116,808)	—	2,070,551
HSBC	3,788	—	—	3,788
JPMCB	711,034	(711,034)	—	—
MSCI	2,247,370	(1,492,466)	—	754,904
RBS	134,911	(48,795)	—	86,116
SG	7,635	(5,201)	—	2,434
Total	$10,611,422	$(5,008,075)	$—	$5,603,347

Table footnotes begin on page 335

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(2,032,230)	$1,010,169	$—	$(1,022,061)
BNP	(694,270)	209,905	—	(484,365)
BOA	(244,792)	116,821	—	(127,971)
CITI	(211,982)	211,982	—	—
CB	(16,489)	3,592	—	(12,897)
DB	(81,302)	81,302	—	—
GS	(1,116,808)	1,116,808	—	—
JPMCB	(1,356,423)	711,034	645,389	—
MSCI	(1,492,466)	1,492,466	—	—
RBS	(48,795)	48,795	—	—
SG	(5,201)	5,201	—	—
Total	$(7,300,758)	$5,008,075	$645,389	$(1,647,294)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio paid UBS AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of January 31, 2019:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Government Money Market Investments	0.350%
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Under separate Subdvisory Agreements, with the exception of PACE Government Money Market Investments, UBS AM (not the Portfolios) pays the following investment subadvisors a fee from the investment management and administration fees which UBS AM receives, which is accrued daily and paid monthly:

Portfolio	Investment subadvisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC Neuberger Berman Investment Advisers LLC
PACE Municipal Fixed Income Investments	Mellon Investments Corporation
PACE Global Fixed Income Investments	J.P. Morgan Investment Management Inc.
PACE High Yield Investments	Nomura Corporate Research and Asset Management, Inc.
PACE Large Co Value Equity Investments	Los Angeles Capital Management and Equity Research, Inc. River Road Asset Management, LLC Pzena Investment Management, LLC Boston Partners Global Investors Inc.
PACE Large Co Growth Equity Investments	Jackson Square Partners, LLC J.P. Morgan Investment Management Inc. Mar Vista Investment Partners, LLC
PACE Small/Medium Co Value Equity Investments	Kayne Anderson Rudnick Investment Management, LLC Sapience Investments, LLC Systematic Financial Management, L.P. Huber Capital Management LLC
PACE Small/Medium Co Growth Equity Investments	Jacobs Levy Equity Management, Inc. Riverbridge Partners, LLC Timpani Capital Management LLC
PACE International Equity Investments	Robert W. Baird & Co. Incorporated Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd.
PACE International Emerging Markets Equity Investments	LMCG Investments, LLC Mondrian Investment Partners Ltd. William Blair & Company LLC
PACE Global Real Estate Securities Investments	Brookfield Public Securities Group LLC
PACE Alternative Strategies Investments[1]	Analytic Investors, LLC
Aviva Investors America LLC
First Quadrant L.P.
PCJ Investment Counsel Ltd.
Sirios Capital Management, L.P.
Standard Life Investments (Corporate Funds) Limited
Kettle Hill Capital Management, LLC

1  UBS Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively- and passively-managed pooled investment vehicles and index futures.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2019, certain Portfolios owe or are owed by UBS AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to UBS AM
PACE Government Money Market Investments	$16,039
PACE Mortgage-Backed Securities Fixed Income Investments	130,514
PACE Intermediate Fixed Income Investments	114,843
PACE Strategic Fixed Income Investments	329,131
PACE Municipal Fixed Income Investments	126,291
PACE Global Fixed Income Investments	164,059
PACE High Yield Investments	159,831
PACE Large Co Value Equity Investments	709,151
PACE Large Co Growth Equity Investments	727,833
PACE Small/Medium Co Value Equity Investments	259,984
PACE Small/Medium Co Growth Equity Investments	308,212
PACE International Equity Investments	747,250
PACE International Emerging Markets Equity Investments	345,107
PACE Global Real Estate Securities Investments	45,002
PACE Alternative Strategies Investments	612,341

PACE Alternative Strategies Investments and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its management fees to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's Board at any time and also will be terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. For the period ended January 31, 2019, UBS AM was contractually obligated to waive $248,897 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, relating to short sales, and expenses attributable to investment in other companies, interest, taxes, brokerage commissions and extraordinary expenses) through November 30, 2019 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2016, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the period ended January 31, 2019, UBS AM had the following voluntary fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2022, and recoupments for the period ended January 31, 2019, were as follows:

Portfolio	Class A expense cap	Class C expense cap[1]	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Government Money Market Investments	N/A	N/A	N/A	0.60%	$199,576	$—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	1.47%	0.72%	0.72	418,899	—
PACE Intermediate Fixed Income Investments	0.91	1.41	0.66	0.66	265,467	—
PACE Strategic Fixed Income Investments	0.96	1.46	0.71	0.71	277,636	—

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Class A expense cap	Class C expense cap[1]	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Municipal Fixed Income Investments	0.82%	1.32%	0.57%	0.57%	$165,180	$—
PACE Global Fixed Income Investments	1.03	1.51	0.87	0.84	448,275	—
PACE High Yield Investments	1.06	1.56	0.88	0.91	304,741	—
PACE Large Co Value Equity Investments	1.14	1.89	0.89	0.89	—	—
PACE Large Co Growth Equity Investments	1.13	1.88	0.88	0.88	66,145	—
PACE Small/Medium Co Value Equity Investments	1.29	2.04	1.04	1.04	53,581	—
PACE Small/Medium Co Growth Equity Investments	1.33	2.08	1.08	1.08	—	—
PACE International Equity Investments	1.35	2.10	1.10	1.10	—	—
PACE International Emerging Markets Equity Investments	1.70	2.45	1.45	1.45	108,988	—
PACE Global Real Estate Securities Investments	1.45	2.20	N/A	1.20	223,121	—
PACE Alternative Strategies Investments	1.88	2.63	1.63	1.63	—	—

1  Effective October 12, 2018, Class C shares of each Portfolio were automatically converted into Class A shares of the same Portfolio.

At January 31, 2019, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2019	Expires July 31, 2020	Expires July 31, 2021	Expires July 31, 2022
PACE Government Money Market Investments	$1,986,479	$706,786	$670,937	$409,180	$199,576
PACE Mortgage-Backed Fixed Income Investments—Class A	104,714	26,932	23,641	33,822	20,319
PACE Mortgage-Backed Fixed Income Investments—Class Y	312,273	59,611	105,223	103,082	44,357
PACE Mortgage-Backed Fixed Income Investments—Class P	2,228,247	617,442	581,801	674,781	354,223
PACE Intermediate Fixed Income Investments—Class A	45,491	16,399	12,254	10,428	6,410
PACE Intermediate Fixed Income Investments—Class Y	3,131	1,065	881	836	349
PACE Intermediate Fixed Income Investments—Class P	1,760,912	555,469	493,296	453,439	258,708
PACE Strategic Fixed Income Investments—Class A	16,038	—	8,002	5,764	2,272
PACE Strategic Fixed Income Investments—Class Y	7,675	—	4,185	2,478	1,012
PACE Strategic Fixed Income Investments—Class P	1,721,963	—	811,545	636,066	274,352
PACE Municipal Fixed Income Investments—Class A	59,551	—	—	39,809	19,742
PACE Municipal Fixed Income Investments—Class Y	160	—	—	109	51
PACE Municipal Fixed Income Investments—Class P	450,029	—	—	304,642	145,387
PACE Global Fixed Income Investments—Class A	77,746	—	—	43,394	34,352
PACE Global Fixed Income Investments—Class Y	6,668	—	—	3,952	2,716
PACE Global Fixed Income Investments—Class P	920,851	—	—	509,644	411,207
PACE High Yield Investments—Class A	6,163	—	—	2,186	3,977
PACE High Yield Investments—Class Y	124	—	—	—	124
PACE High Yield Investments—Class P	529,236	—	—	228,596	300,640
PACE Large Co Growth Equity Investments—Class A	1,812	—	—	—	1,812
PACE Large Co Growth Equity Investments—Class P	64,333	—	—	—	64,333
PACE Small/Medium Co Value Equity Investments—Class P	117,139	—	—	63,558	53,581
PACE Small/Medium Co Growth Equity Investments—Class Y	126	—	—	126	—
PACE International Emerging Markets Equity Investments A	2,833	—	1,829	788	216
PACE International Emerging Markets Equity Investments Y	2,951	—	2,637	209	105
PACE International Emerging Markets Equity Investments P	680,396	—	355,968	215,761	108,667
PACE Global Real Estate Securities Investments—Class A	1,363	682	365	198	118
PACE Global Real Estate Securities Investments—Class P	1,742,129	545,960	523,554	449,612	223,003

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the period ended January 31, 2019, the Portfolios listed below paid broker commissions to affiliates of the investment manager as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

Affiliated broker	PACE Large Co Growth Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE Small/ Medium Co Growth Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$—	$1,201	$733	$4
UBS Securities Asia Ltd.	—	—	—	694	6,719	—
UBS Securities LLC	198	3,392	87	—	—	—
UBS Limited	—	—	—	—	997	8
UBS Financial Services Inc.	—	—	—	—	—	10,860
UBS Securities Pte Ltd.	—	—	—	638	—	—
UBS Warburg LLC	—	—	—	—	—	2,792

Service and distribution plans

UBS AM (US) is the principal underwriter of each Portfolio's shares. The Portfolios (with the exception of PACE Government Money Market Investments, which only offers Class P shares) have adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Portfolios are as follows:

Portfolio	Class A	Class C1
PACE Mortgage-Backed Securities Fixed Income Investments	0.25%	0.25%
PACE Intermediate Fixed Income Investments	0.25	0.25
PACE Strategic Fixed Income Investments	0.25	0.25
PACE Municipal Fixed Income Investments	0.25	0.25
PACE Global Fixed Income Investments	0.25	0.25
PACE High Yield Investments	0.25	0.25
PACE Large Co Value Equity Investments	0.25	0.25
PACE Large Co Growth Equity Investments	0.25	0.25
PACE Small/Medium Co Value Equity Investments	0.25	0.25
PACE Small/Medium Co Growth Equity Investments	0.25	0.25
PACE International Equity Investments	0.25	0.25
PACE International Emerging Markets Equity Investments	0.25	0.25
PACE Global Real Estate Securities Investments	0.25	0.25
PACE Alternative Strategies Investments	0.25	0.25

1  Effective October 12, 2018, Class C shares of each Portfolio were automatically converted into Class A shares of the same Portfolio.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares.

At January 31, 2019, certain Portfolios owed UBS AM (US) service and distribution fees, and for the period ended January 31, 2019, certain Portfolios were informed by UBS AM (US) that it had earned sales charges as follows:

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$7,595	$—
PACE Intermediate Fixed Income Investments—Class A	2,937	—
PACE Strategic Fixed Income Investments—Class A	3,938	298
PACE Municipal Fixed Income Investments—Class A	9,759	24
PACE Global Fixed Income Investments—Class A	6,605	—
PACE High Yield Investments—Class A	1,194	4
PACE Large Co Value Equity Investments—Class A	22,352	124
PACE Large Co Growth Equity Investments—Class A	9,079	901
PACE Small/Medium Co Value Equity Investments—Class A	3,584	1
PACE Small/Medium Co Growth Equity Investments—Class A	5,097	827
PACE International Equity Investments—Class A	5,910	2,148
PACE International Emerging Markets Equity Investments—Class A	928	51
PACE Global Real Estate Securities Investments—Class A	91	—
PACE Alternative Strategies Investments—Class A	1,964	2,030

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

UBS Financial Services Inc. has voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Government Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. For the period ended January 31, 2019, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $103,268 which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the period ended January 31, 2019, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Government Money Market Investments	$159,952
PACE Mortgage-Backed Securities Fixed Income Investments	177,526
PACE Intermediate Fixed Income Investments	162,280
PACE Strategic Fixed Income Investments	214,475
PACE Municipal Fixed Income Investments	33,235
PACE Global Fixed Income Investments	195,182
PACE High Yield Investments	162,892
PACE Large Co Value Equity Investments	245,622
PACE Large Co Growth Equity Investments	237,164
PACE Small/Medium Co Value Equity Investments	230,791
PACE Small/Medium Co Growth Equity Investments	230,914
PACE International Equity Investments	230,013

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Delegated services fees earned
PACE International Emerging Markets Equity Investments	$211,749
PACE Global Real Estate Securities Investments	167,689
PACE Alternative Strategies Investments	120,112

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in each Portfolio's Portfolio of investments. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE Large Co Value Equity Investments, PACE International Equity Investments and PACE Alternative Strategies Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on investments sold short in the Statement of assets and liabilities.

At January 31, 2019, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$5,289,738	$3,297,688	$2,061,238	$5,358,926	US Treasury Notes and US Treasury Bills
PACE Strategic Fixed Income Investments	7,700,106	5,612,980	2,213,645	7,826,625	US Treasury Notes and US Treasury Bills
PACE Global Fixed Income Investments	1,997,400	1,902,720	123,668	2,026,388	US Treasury Notes and US Treasury Bills
PACE High Yield Investments	32,714,067	25,364,418	7,888,390	33,252,808	US Treasury Notes and US Treasury Bills
PACE Large Co Value Equity Investments**	77,015,178	10,088,452	68,482,553	78,571,005	US Treasury Notes and US Treasury Bills
PACE Large Co Growth Equity Investments	38,197,320	6,850,440	32,104,505	38,954,945	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Value Equity Investments	32,329,450	12,598,118	20,383,467	32,981,585	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Growth Equity Investments	15,152,973	8,116,352	7,058,753	15,175,105	US Treasury Notes and US Treasury Bills
PACE International Equity Investments**	25,291,471	20,782,491	5,564,678	26,347,169	US Treasury Notes and US Treasury Bills
PACE International Emerging Markets Equity Investments	12,564,957	5,326,213	7,553,442	12,879,655	US Treasury Notes and US Treasury Bills
PACE Global Real Estate Securities Investments	1,141,622	1,197,932	—	1,197,932

*  These securities are held for the benefit of the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The table below represents the disaggregation at January 31, 2019 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE Intermediate Fixed Income Investments	$—	$5,358,926	$5,358,926
PACE Strategic Fixed Income Investments	—	7,826,625	7,826,625
PACE Global Fixed Income Investments	—	2,026,387	2,026,387
PACE High Yield Investments	406,490	32,846,318	33,252,808
PACE Large Co Value Equity Investments	78,571,005	—	78,571,005
PACE Large Co Growth Equity Investments	38,954,945	—	38,954,945
PACE Small/Medium Co Value Equity Investments	32,981,585	—	32,981,585
PACE Small/Medium Co Growth Equity Investments	15,175,105	—	15,175,105
PACE International Equity Investments	26,347,169	—	26,347,169
PACE International Emerging Markets Equity Investments	12,879,655	—	12,879,655
PACE Global Real Estate Securities Investments	1,197,932	—	1,197,932

Bank line of credit

With the exception of PACE Government Money Market Investments, the Portfolios participate with other Portfolios managed, advised or subadvised by UBS AM in a $125 million committed credit facility (the " Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Portfolio at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Portfolio covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Portfolios in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Portfolios and the other 50% of the allocation is based on utilization. For the period ended January 31, 2019, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Intermediate Fixed Income Investments	$1,617,839	2	$526	3.509%
PACE Strategic Fixed Income Investments	503,421	3	148	3.520
PACE High Yield Investments	497,927	5	243	3.518
PACE Large Co Value Equity Investments	3,592,775	30	10,551	3.465
PACE Large Co Growth Equity Investments	1,322,011	16	1,610	3.482
PACE Small/Medium Co Value Equity Investments	2,230,951	19	3,763	3.509
PACE Small/Medium Co Growth Equity Investments	2,749,499	10	66	3.502
PACE International Equity Investments	3,080,792	48	14,487	3.497
PACE International Emerging Markets Equity Investments	893,073	23	1,923	3.433
PACE Global Real Estate Securities Investments	391,042	6	282	3.515
PACE Alternative Strategies Investments	1,149,567	9	1,009	3.511

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Commission recapture program

Certain Portfolios participate in a brokerage commission recapture program. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment subadvisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the period ended January 31, 2019, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) from investments:

Portfolio	Amount
PACE Large Co Value Equity Investments	$3,519
PACE Large Co Growth Equity Investments	17,270
PACE Small/Medium Co Value Equity Investments	24,953
PACE Small/Medium Co Growth Equity Investments	18,194
PACE International Equity Investments	4,503
PACE International Emerging Markets Equity Investments	653
PACE Global Real Estate Securities Investments	871
PACE Alternative Strategies Investments	4,124

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the period ended January 31, 2019, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

Portfolio	Amount
PACE Strategic Fixed Income Investments	$8,378
PACE Large Co Value Equity Investments	19,917
PACE Large Co Growth Equity Investments	12,852
PACE Small/Medium Co Value Equity Investments	6,277
PACE Small/Medium Co Growth Equity Investments	499
PACE International Equity Investments	14,291
PACE International Emerging Markets Equity Investments	4,517
PACE Global Real Estate Securities Investments	3,904
PACE Alternative Strategies Investments	90,141

For the period ended January 31, 2019, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Mortgage-Backed Securities Fixed Income Investments	$1,168,755,550
PACE Intermediate Fixed Income Investments	2,611,851,074
PACE Strategic Fixed Income Investments	2,640,838,663
PACE Municipal Fixed Income Investments	11,635,150
PACE Global Fixed Income Investments	9,213,242
PACE High Yield Investments	9,921,464
PACE Alternative Strategies Investments	1,614,245,442

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the period ended January 31, 2019, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments (long transactions)	$2,534,606,612	$2,495,002,178
PACE Intermediate Fixed Income Investments	1,012,666,608	971,061,442
PACE Strategic Fixed Income Investments	1,800,980,185	1,732,067,983
PACE Municipal Fixed Income Investments	42,293,668	65,418,052
PACE Global Fixed Income Investments	68,589,817	94,186,252
PACE High Yield Investments	81,457,348	106,505,174
PACE Large Co Value Equity Investments (long transactions)	386,965,587	491,242,518
PACE Large Co Value Equity Investments (short transactions)	98,437,642	88,182,823
PACE Large Co Growth Equity Investments	241,979,833	399,264,466
PACE Small/Medium Co Value Equity Investments	204,324,094	242,385,064
PACE Small/Medium Co Growth Equity Investments	469,075,520	512,651,095
PACE International Equity Investments (long transactions)	332,824,959	409,767,993
PACE International Equity Investments (short transactions)	86,662,122	78,229,020
PACE International Emerging Markets Equity Investments	112,959,506	130,528,849
PACE Global Real Estate Securities Investments	44,573,050	55,396,758
PACE Alternative Strategies Investments (long transactions)	487,244,060	469,313,084
PACE Alternative Strategies Investments (short transactions)	370,030,468	397,808,496

Shares of beneficial interest

There are an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Government Money Market Investments, which transacts at $1.00 per share, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the six months ended January 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	734,681	$8,956,063	16	$192
Shares repurchased	(368,189)	(4,528,605)	(786,124)	(9,599,704)
Dividends reinvested	34,394	421,946	3,229	40,927
Net increase (decrease)	400,886	$4,849,404	(782,879)	$(9,558,585)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	566,466	$6,957,269	2,313,627	$28,488,036
Shares repurchased	(970,598)	(11,905,584)	(4,277,144)	(52,545,557)
Dividends reinvested	40,311	494,702	410,963	5,046,428
Net decrease	(363,821)	$(4,453,613)	(1,552,554)	$(19,011,093)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	11,209	$141,197	82	$1,037
Shares repurchased	(417,067)	(5,278,244)	(82,429)	(1,043,958)
Dividends reinvested	56,477	709,946	16,317	205,181
Net decrease	(349,381)	$(4,427,101)	(66,030)	$(837,740)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	976,592	$12,341,074	4,698,193	$59,338,331
Shares repurchased	(2,148,967)	(27,134,005)	(6,854,914)	(86,406,236)
Dividends reinvested	94,635	1,190,388	789,889	9,929,475
Net decrease	(1,077,740)	$(13,602,543)	(1,366,832)	$(17,138,430)

PACE Intermediate Fixed Income Investments
For the six months ended January 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	84,910	$997,450	—	$—
Shares repurchased	(140,385)	(1,655,227)	(82,678)	(973,246)
Dividends reinvested	11,068	130,756	248	2,955
Net decrease	(44,407)	$(527,021)	(82,430)	$(970,291)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	6,711	$80,000	2,571,596	$30,427,206
Shares repurchased	(6,882)	(81,871)	(4,616,138)	(54,585,279)
Dividends reinvested	362	4,280	387,678	4,582,912
Net increase (decrease)	191	$2,409	(1,656,864)	$(19,575,161)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	72,324	$885,654	6,183	$76,173
Shares repurchased	(262,231)	(3,189,347)	(23,414)	(282,187)
Dividends reinvested	19,628	237,150	1,173	14,171
Net decrease	(170,279)	$(2,066,543)	(16,058)	$(191,843)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	4,968,101	$60,392,511
Shares repurchased	(3,294)	(39,556)	(6,300,333)	(76,381,455)
Dividends reinvested	632	7,635	662,674	8,005,083
Net decrease	(2,662)	$(31,921)	(669,558)	$(7,983,861)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Strategic Fixed Income Investments
For the six months ended January 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	494,765	$6,543,923	206	$4,121
Shares repurchased	(138,956)	(1,830,198)	(497,111)	(6,579,217)
Dividends reinvested	14,753	194,570	1,760	23,406
Net increase (decrease)	370,562	$4,908,295	(495,145)	$(6,551,690)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	273	$3,613	3,646,549	$48,256,797
Shares repurchased	(3,810)	(50,249)	(8,097,699)	(106,854,347)
Dividends reinvested	1,721	22,681	866,803	11,436,171
Net decrease	(1,816)	$(23,955)	(3,584,347)	$(47,161,379)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	289,126	$4,001,147	6,196	$85,534
Shares repurchased	(269,135)	(3,698,466)	(111,814)	(1,519,101)
Dividends reinvested	20,280	274,749	8,996	121,882
Net increase	40,271	$577,430	(96,622)	$(1,311,685)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,026	$13,858	7,768,303	$105,725,895
Shares repurchased	(17,230)	(233,064)	(10,912,777)	(148,182,882)
Dividends reinvested	3,274	44,283	1,591,281	21,539,581
Net decrease	(12,930)	$(174,923)	(1,553,193)	$(20,917,406)

PACE Municipal Fixed Income Investments
For the six months ended January 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	626,915	$7,856,433	—	$—
Shares repurchased	(134,393)	(1,703,611)	(598,150)	(7,493,336)
Dividends reinvested	37,603	475,165	1,494	19,431
Net increase (decrease)	530,125	$6,627,987	(596,656)	$(7,473,905)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,420,325	$30,662,146
Shares repurchased	—	—	(4,011,280)	(50,734,496)
Dividends reinvested	18	233	340,513	4,304,453
Net increase (decrease)	18	$233	(1,250,442)	$(15,767,897)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	27,191	$352,054	110	$1,429
Shares repurchased	(628,875)	(8,121,868)	(97,639)	(1,266,374)
Dividends reinvested	64,074	824,458	8,939	115,030
Net decrease	(537,610)	$(6,945,356)	(88,590)	$(1,149,915)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,762,685	$48,502,979
Shares repurchased	(1,943)	(25,186)	(4,816,449)	(62,111,675)
Dividends reinvested	57	735	628,926	8,093,928
Net decrease	(1,886)	$(24,451)	(424,838)	$(5,514,768)

PACE Global Fixed Income Investments
For the six months ended January 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	234,506	$2,246,571	—	$—
Shares repurchased	(264,138)	(2,529,000)	(239,624)	(2,296,182)
Dividends reinvested	21,204	203,124	472	4,578
Net decrease	(8,428)	$(79,305)	(239,152)	$(2,291,604)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	269	$2,571	1,933,322	$18,580,929
Shares repurchased	(3,845)	(36,896)	(5,064,953)	(48,484,185)
Dividends reinvested	2,184	20,825	316,241	3,028,119
Net decrease	(1,392)	$(13,500)	(2,815,390)	$(26,875,137)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	6,240	$62,798	4	$38
Shares repurchased	(631,775)	(6,324,717)	(25,490)	(255,245)
Dividends reinvested	39,201	390,648	1,833	18,252
Net decrease	(586,334)	$(5,871,271)	(23,653)	$(236,955)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,397	$13,969	4,521,816	$45,276,159
Shares repurchased	(24,553)	(245,594)	(7,276,687)	(72,779,614)
Dividends reinvested	3,927	38,983	588,671	5,864,563
Net decrease	(19,229)	$(192,642)	(2,166,200)	$(21,638,892)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE High Yield Investments
For the six months ended January 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	306,869	$2,979,578	106	$2,177
Shares repurchased	(100,708)	(959,141)	(235,191)	(2,290,819)
Dividends reinvested	8,885	84,194	1,021	9,961
Net increase (decrease)	215,046	$2,104,631	(234,064)	$(2,278,681)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,388,649	$13,374,507
Shares repurchased	—	—	(5,236,341)	(49,994,537)
Dividends reinvested	1,575	15,042	906,588	8,637,890
Net increase (decrease)	1,575	$15,042	(2,941,104)	$(27,982,140)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	54,048	$536,960	18,013	$179,406
Shares repurchased	(107,968)	(1,084,727)	(71,222)	(708,775)
Dividends reinvested	13,566	134,816	6,655	66,146
Net decrease	(40,354)	$(412,951)	(46,554)	$(463,223)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,525,583	$35,285,353
Shares repurchased	—	—	(7,348,836)	(73,481,792)
Dividends reinvested	2,909	29,010	1,854,734	18,473,042
Net increase (decrease)	2,909	$29,010	(1,968,519)	$(19,723,397)

PACE Large Co Value Equity Investments
For the six months ended January 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	484,303	$11,082,868	—	$—
Shares repurchased	(382,630)	(8,329,720)	(463,229)	(10,726,733)
Dividends reinvested	497,284	9,513,035	—	—
Net increase (decrease)	598,957	$12,266,183	(463,229)	$(10,726,733)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,686	$37,616	2,125,654	$45,737,393
Shares repurchased	(28,979)	(691,853)	(7,029,718)	(149,902,739)
Dividends reinvested	80,631	1,544,086	5,165,403	98,400,925
Net increase (decrease)	53,338	$889,849	261,339	$(5,764,421)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	16,448	$390,273	3,645	$87,808
Shares repurchased	(621,424)	(14,808,493)	(88,430)	(2,109,149)
Dividends reinvested	363,578	8,562,250	33,684	797,625
Net decrease	(241,398)	$(5,855,970)	(51,101)	$(1,223,716)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,878	$138,904	3,555,141	$84,363,783
Shares repurchased	(79,280)	(1,900,484)	(8,241,539)	(195,063,264)
Dividends reinvested	61,245	1,444,783	4,066,047	95,430,125
Net decrease	(12,157)	$(316,797)	(620,351)	$(15,269,356)

PACE Large Co Growth Equity Investments
For the six months ended January 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	112,318	$2,860,756	—	$—
Shares repurchased	(137,565)	(3,237,159)	(126,596)	(2,672,031)
Dividends reinvested	375,371	7,376,046	—	—
Net increase (decrease)	350,124	$6,999,643	(126,596)	$(2,672,031)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,986	$68,521	1,706,357	$41,217,164
Shares repurchased	(23,582)	(659,018)	(7,524,236)	(182,543,343)
Dividends reinvested	115,927	2,400,843	9,078,407	186,198,134
Net increase	95,331	$1,810,346	3,260,528	$44,871,955

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	15,496	$408,750	852	$17,589
Shares repurchased	(216,995)	(5,684,237)	(27,024)	(572,662)
Dividends reinvested	167,775	4,180,943	15,249	305,897
Net decrease	(33,724)	$(1,094,544)	(10,923)	$(249,176)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,475	$94,002	2,728,091	$73,367,250
Shares repurchased	(45,596)	(1,246,826)	(8,855,088)	(237,600,222)
Dividends reinvested	53,891	1,399,023	4,534,804	116,816,539
Net increase (decrease)	11,770	$246,199	(1,592,193)	$(47,416,433)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Small/Medium Co Value Equity Investments
For the six months ended January 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	164,082	$3,218,839	—	$—
Shares repurchased	(88,484)	(1,660,024)	(205,666)	(3,312,435)
Dividends reinvested	62,494	994,908	—	—
Net increase (decrease)	138,092	$2,553,723	(205,666)	$(3,312,435)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,214,904	$22,855,503
Shares repurchased	(2,162)	(38,150)	(3,513,489)	(65,116,487)
Dividends reinvested	703	11,697	1,481,136	24,335,057
Net decrease	(1,459)	$(26,453)	(817,449)	$(17,925,927)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	17,544	$356,801	6,058	$98,840
Shares repurchased	(78,526)	(1,625,174)	(72,326)	(1,197,996)
Dividends reinvested	89,152	1,775,917	30,827	503,716
Net increase (decrease)	28,170	$507,544	(35,441)	$(595,440)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,848,682	$39,144,415
Shares repurchased	(4,642)	(99,668)	(4,010,485)	(84,898,833)
Dividends reinvested	1,506	31,275	2,563,645	52,580,356
Net increase (decrease)	(3,136)	$(68,393)	401,842	$6,825,938

PACE Small/Medium Co Growth Equity Investments
For the six months ended January 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	158,022	$2,880,232	—	$—
Shares repurchased	(78,852)	(1,409,481)	(179,629)	(2,594,244)
Dividends reinvested	261,497	3,687,103	—	—
Net increase (decrease)	340,667	$5,157,854	(179,629)	$(2,594,244)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,184,514	$21,048,055
Shares repurchased	—	—	(3,746,834)	(69,984,972)
Dividends reinvested	432	6,763	4,380,253	66,798,855
Net increase	432	$6,763	1,817,933	$17,861,938

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	6,286	$115,013	1,315	$17,899
Shares repurchased	(159,548)	(2,857,000)	(62,678)	(834,272)
Dividends reinvested	68,619	1,175,452	13,101	171,628
Net decrease	(84,643)	$(1,566,535)	(48,262)	$(644,745)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,750,390	$33,194,319
Shares repurchased	(3,589)	(73,821)	(4,551,648)	(86,914,728)
Dividends reinvested	289	5,347	1,342,869	24,520,791
Net decrease	(3,300)	$(68,474)	(1,458,389)	$(29,199,618)

PACE International Equity Investments
For the six months ended January 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	119,993	$1,894,725	—	$—
Shares repurchased	(117,049)	(1,825,963)	(119,242)	(1,842,960)
Dividends reinvested	139,119	1,893,415	—	—
Net increase (decrease)	142,063	$1,962,177	(119,242)	$(1,842,960)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,198	$48,099	3,315,579	$50,913,493
Shares repurchased	(23,555)	(378,782)	(7,970,534)	(120,077,191)
Dividends reinvested	69,246	936,898	5,319,759	71,816,742
Net increase	48,889	$606,215	664,804	$2,653,044

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	14,058	$241,691	5,447	$90,193
Shares repurchased	(133,104)	(2,263,205)	(16,335)	(276,772)
Dividends reinvested	31,358	531,517	1,325	22,082
Net decrease	(87,688)	$(1,489,997)	(9,563)	$(164,497)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	11,514	$195,044	7,124,780	$120,466,509
Shares repurchased	(117,890)	(1,999,327)	(9,729,905)	(164,664,097)
Dividends reinvested	18,530	312,609	1,352,532	22,763,116
Net decrease	(87,846)	$(1,491,674)	(1,252,593)	$(21,434,472)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE International Emerging Markets Equity Investments
For the six months ended January 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	92,369	$1,136,720	—	$—
Shares repurchased	(23,299)	(292,731)	(94,291)	(1,070,661)
Dividends reinvested	4,949	58,692	—	—
Net increase (decrease)	74,019	$902,681	(94,291)	$(1,070,661)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,540	$57,568	2,043,116	$25,782,152
Shares repurchased	(28,009)	(362,492)	(4,030,647)	(50,195,145)
Dividends reinvested	9,670	115,455	533,942	6,343,232
Net decrease	(13,799)	$(189,469)	(1,453,589)	$(18,069,761)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	49,453	$730,319	2,591	$34,410
Shares repurchased	(72,272)	(1,038,785)	(16,939)	(219,728)
Dividends reinvested	2,470	34,896	267	3,484
Net decrease	(20,349)	$(273,570)	(14,081)	$(181,834)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	25,185	$365,023	3,588,386	$51,498,515
Shares repurchased	(61,174)	(867,540)	(5,291,813)	(76,099,371)
Dividends reinvested	6,786	96,566	368,348	5,212,130
Net decrease	(29,203)	$(405,951)	(1,335,079)	$(19,388,726)

PACE Global Real Estate Securities Investments
For the six months ended January 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	21,450	$151,439	—	$—
Shares repurchased	(13,056)	(98,074)	(22,929)	(155,279)
Dividends reinvested	1,720	12,035	—	—
Net increase (decrease)	10,114	$65,400	(22,929)	$(155,279)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	922,088	$6,501,225
Shares repurchased	—	—	(2,345,361)	(16,365,831)
Dividends reinvested	—	—	602,459	4,054,550
Net decrease	—	$—	(820,814)	$(5,810,056)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	2,857	$21,301	—	$—
Shares repurchased	(15,793)	(119,785)	(12,022)	(87,735)
Dividends reinvested	1,778	13,616	716	5,266
Net decrease	(11,158)	$(84,868)	(11,306)	$(82,469)

	Class Y*		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,160,408	$15,617,196
Shares repurchased	(4,239)	(31,230)	(3,253,350)	(23,562,691)
Dividends reinvested	174	1,289	785,141	5,786,490
Net decrease	(4,065)	$(29,941)	(307,801)	$(2,159,005)

*  Class Y was fully redeemed as of January 25, 2018.

PACE Alternative Strategies Investments
For the six months ended January 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	545,880	$5,812,754	—	$—
Shares repurchased	(346,959)	(3,585,302)	(603,173)	(6,001,073)
Dividends reinvested	27,418	275,555	—	—
Net increase (decrease)	226,339	$2,503,007	(603,173)	$(6,001,073)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	716	$7,414	3,237,693	$33,698,715
Shares repurchased	(12,566)	(132,568)	(8,854,046)	(92,091,217)
Dividends reinvested	1,188	11,917	1,445,095	14,436,497
Net decrease	(10,662)	$(113,237)	(4,171,258)	$(43,956,005)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	62,177	$679,328	2,456	$24,990
Shares repurchased	(210,542)	(2,286,869)	(330,601)	(3,363,213)
Net decrease	(148,365)	$(1,607,541)	(328,145)	$(3,338,223)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,305	$25,051	7,832,097	$84,518,686
Shares repurchased	(12,642)	(137,763)	(11,977,868)	(129,118,756)
Net decrease	(10,337)	$(112,712)	(4,145,771)	$(44,600,070)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended July 31, 2018 was as follows:

Portfolio	Tax-exempt income	Ordinary income	Long term realized capital gains	Return of capital
PACE Government Money Market Investments	$—	$1,702,668	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	13,187,923	—	—
PACE Intermediate Fixed Income Investments	—	9,187,685	—	—
PACE Strategic Fixed Income Investments	—	23,939,039	—	—
PACE Municipal Fixed Income Investments	10,258,435	4,059	491,249	—
PACE Global Fixed Income Investments	—	—	—	6,859,964
PACE High Yield Investments	—	20,354,798	—	—
PACE Large Co Value Equity Investments	—	28,848,195	84,239,056	—
PACE Large Co Growth Equity Investments	—	8,069,886	121,393,468	—
PACE Small/Medium Co Value Equity Investments	—	31,579,718	26,560,820	—
PACE Small/Medium Co Growth Equity Investment	—	1,103,205	26,024,878	—
PACE International Equity Investments	—	25,309,332	—	—
PACE International Emerging Markets Equity Investments	—	5,671,379	—	—
PACE Global Real Estate Securities Investments	—	6,006,803	218,765	—

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2019.

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at January 31, 2019 were as follows:

Portfolio	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
PACE Government Money Market Investments	$214,363,224	$—	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	579,747,951	7,894,499	(8,296,251)	(401,752)
PACE Intermediate Fixed Income Investments	333,602,740	5,725,191	(6,306,093)	(580,902)
PACE Strategic Fixed Income Investments	1,098,457,634	28,576,016	(38,317,237)	(9,741,221)
PACE Municipal Fixed Income Investments	332,427,313	6,946,361	(1,961,583)	4,984,778
PACE Global Fixed Income Investments	419,952,615	11,190,040	(9,812,280)	1,377,760
PACE High Yield Investments	350,972,562	4,006,948	(19,783,760)	(15,776,812)
PACE Large Co Value Equity Investments	1,086,571,546	144,817,876	(68,886,347)	75,931,529
PACE Large Co Growth Equity Investments	911,736,203	292,533,940	(24,489,374)	268,044,566
PACE Small/Medium Co Value Equity Investments	409,032,392	55,695,412	(26,951,039)	28,744,373
PACE Small/Medium Co Growth Equity Investments	430,468,511	58,889,863	(5,518,506)	53,371,357
PACE International Equity Investments	1,026,344,934	94,738,076	(98,731,191)	(3,993,115)
PACE International Emerging Markets Equity Investments	385,100,070	50,389,406	(25,641,473)	24,747,933
PACE Global Real Estate Securities Investments	126,113,159	8,026,971	(3,466,317)	4,560,654
PACE Alternative Strategies Investments	489,196,729	32,645,655	(33,403,417)	(757,762)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolios after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At July 31, 2018, the following Portfolios had post-enactment net capital losses that will be carried forward indefinitely as follows:

Portfolio	Short-term	Long-term	Total
PACE Government Money Market Investments	$1,106	$—	$1,106
PACE Mortgage-Backed Securities Fixed Income Investments	10,077,104	13,233,061	23,310,165
PACE Intermediate Fixed Income Investments	3,973,510	1,602,485	5,575,995
PACE Strategic Fixed Income Investments	20,382,141	—	20,382,141
PACE Global Fixed Income Investments	7,258,048	—	7,258,048
PACE High Yield Investments	—	5,646,601	5,646,601
PACE International Emerging Markets Equity Investments	31,762,140	—	31,762,140
PACE Global Real Estate Securities Investments	—	2,891,737	2,891,737

At July 31, 2018, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

Capital loss carryforwards utilized
PACE Government Money Market Investments	$6
PACE High Yield Investments	8,237,365
PACE International Equity Investments	61,970,961
PACE International Emerging Markets Equity Investments	32,477,503
PACE Alternative Strategies Investments	28,469,411

During the fiscal year ended July 31, 2018, the following Portfolios had expired capital loss carryforwards not utilized:

Capital loss carryforwards expired
PACE Global Fixed Income Investments	$7,784,695
PACE International Equity Investments	60,069,744
PACE Alternative Strategies Investments	7,271,957

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2018, the following Portfolios incurred, and elected to defer losses of the following:

	Late year ordinary	Post-October capital losses
Portfolio	losses	Short-term	Long-term
PACE Alternative Strategies Investments	$9,771,070	$—	$—

PACE Select Advisors Trust

Notes to financial statements (unaudited)

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the ben- efit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of January 31, 2019, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. As of January 31, 2019, PACE International Emerging Markets Equity Investments has recognized a liability of $51,786 related to uncertain tax positions which is included in deferred foreign capital gain taxes payable in the Statement of assets and liabilities. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended January 31, 2019, the Portfolios did not incur any interest or penalties. Capital gains realized by the Portfolios on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes will be paid by the Portfolios.

Each of the tax years in the four year period ended July 31, 2018, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent Events

Subsequent to the end of the reporting period, but prior to the issuance of this Semiannual report, UBS AM, as manager of the Portfolios, made changes to the day-to-day management of the PACE Small/Medium Co Value Equity Investments. On February 21, 2019, Systematic Financial Management, L.P., was released from managing its portion of the Portfolio.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Government Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

September 2018 Board Meeting

J.P. Morgan Investment Management Inc.

Trustees' considerations

At a meeting of the board of PACE Select Advisors Trust (the "Trust") on September 25-26, 2018, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered the approval of an amendment of the sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and J.P. Morgan Investment Management Inc. ("J.P. Morgan") (the "Sub-Advisory Agreement") with respect to a series of the Trust, PACE Global Fixed Income Investments (the "Fund"). Management discussed with the board that the amendment, which would be effective retroactively pursuant to J.P. Morgan's request, addressed certain requirements of the European Union's Markets in Financial Instruments Directive II ("MiFID II") that were applicable to J.P. Morgan with respect to the services it provides to the Fund. Since the board had approved the renewal of the Sub-Advisory Agreement at a meeting held on July 17-18, 2018 (the "July Meeting"), and, other than as discussed below, there had been no material changes in the information presented, the board addressed certain of the relevant considerations, including consideration of the nature, extent and quality of the services under the Sub-Advisory Agreement, fund performance, economies of scale and other benefits that J.P. Morgan could receive from its association with the Fund, by reference to their considerations and determinations at the July Meeting. The board also received a memorandum discussing the amendment to the Sub-Advisory Agreement.

UBS AM represented that there was expected to be no diminution in the nature, extent or quality of the services provided to the Fund by UBS AM or J.P. Morgan. The board reviewed and considered the amendment to the Sub-Advisory Agreement, which acknowledged that J.P. Morgan will not use "soft dollar" arrangements for the Fund, contained UBS AM and J.P. Morgan acknowledgements and agreements relating to trade execution, J.P. Morgan conflicts of interest and other matters and set forth additional information and reports which J.P. Morgan will provide to UBS AM and the Fund to enable J.P. Morgan's compliance with MiFID II requirements.

The board, including a majority of the Independent Trustees, approved the amendment of the Sub-Advisory Agreement for the Fund. No single factor considered by the board was identified by the board as the principal factor in determining whether to approve amendment of the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

November 2018 Board Meeting

Jacobs Levy Equity Management Inc.

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 27-28, 2018, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Jacobs Levy Equity Management Inc. ("Jacobs Levy") (the "Sub-Advisory Agreement") with respect to PACE Small/Medium Co Growth Equity Investments (the "Portfolio"). Management discussed with the board its proposal to terminate LMCG Investments, LLC ("LMCG") as a sub-adviser to the Portfolio, reduce the target allocation of the Portfolio's assets managed by Riverbridge Partners, LLC ("Riverbridge") and to reallocate a portion of the assets managed by LMCG and Riverbridge to Jacobs Levy. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending Jacobs Levy as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Jacobs Levy to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of Jacobs Levy as a sub-advisor to the Portfolio, including its "due diligence" concerning Jacobs Levy and its belief that Jacobs Levy's small growth strategy would benefit the Portfolio by, among other reasons, improving the Portfolio's ability to generate relative and risk-adjusted returns and complementing the strategies provided by other sub-advisors to the Portfolio. The board also received materials from Jacobs Levy detailing its investment philosophy and met with representatives of Jacobs Levy, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to Jacobs Levy in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Jacobs Levy. The board noted that the proposed contractual sub-advisory fee would result in a net increase in the sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by Jacobs Levy The board also noted that, as Jacobs Levy would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of Jacobs Levy or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Jacobs Levy—The board was informed by management that Jacobs Levy's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Jacobs Levy would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Jacobs Levy could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

November 2018 Board Meeting

RWC Asset Advisors (US) LLC

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 27-28, 2018, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and RWC Asset Advisors (US) LLC ("RWC") (the "Sub-Advisory Agreement") with respect to PACE International Emerging Markets Equity Investments (the "Portfolio"). Management discussed with the board its proposal to reduce the target allocations of the Portfolio's assets managed by LMCG Investments, LLC ("LMCG") and by Mondrian Investment Partners Limited ("Mondrian") and to reallocate the resulting differences in proposed target allocations to RWC. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending RWC as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by RWC to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of RWC as a sub-advisor to the Portfolio, including its "due diligence" concerning RWC and its belief that RWC's emerging markets equity strategy would benefit the Portfolio by, among other reasons, improving the Portfolio's ability to generate risk-adjusted returns and its performance during down markets and over full business cycles. The board also received materials from RWC detailing its investment philosophy and met with representatives of RWC, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to RWC in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by RWC. The board noted that the proposed contractual sub-advisory fee would result in a net increase in the sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by RWC. The board also noted that, as RWC would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of RWC or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to RWC—The board was informed by management that RWC's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that RWC would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that RWC could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

November 2018 Board Meeting

Magnetar Asset Management LLC

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 27-28, 2018, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Magnetar Asset Management LLC ("Magnetar") (the "Sub-Advisory Agreement") with respect to PACE Alternative Strategies Investments (the "Portfolio"). Management discussed with the board its proposal to reduce the target allocation of the Portfolio's assets managed by Standard Life Investments (Corporate Funds) Limited ("Standard Life") and to reallocate the resulting difference in proposed target allocations to Magnetar. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending Magnetar as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Magnetar to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of Magnetar as a sub-advisor to the Portfolio, including its "due diligence" concerning Magnetar and its belief that Magnetar's merger arbitrage passive risk premia strategy would benefit the Portfolio by, among other reasons, improving the Portfolio's overall diversification and introducing a new source of alpha for investors. The board also received materials from Magnetar detailing its investment philosophy and met with representatives of Magnetar, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to Magnetar in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Magnetar. The board noted that the proposed contractual sub-advisory fee would result in a net increase in the sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by Magnetar. The board also noted that, as Magnetar would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of Magnetar or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Magnetar—The board was informed by management that Magnetar's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Magnetar would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Magnetar could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

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Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Principal Officers

Igor Lasun
President

Mark F. Kemper
Vice President and Secretary

Joanne M. Kilkeary
Vice President, Treasurer and
Principal Accounting Officer

Robert Sabatino
Vice President

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2019. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S276

PACE® Government Money Market Investments

Semiannual Report | January 31, 2019

PACE Government Money Market Investments

Performance

The seven-day current yield for the Fund as of January 31, 2019 was 1.85% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 6. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share.

Advisor's Comments

The Fed continued to normalize monetary policy during the reporting period. For example, the Fed raised rates at its meetings in September and December 2018, for a total of four rate hikes in 2018. With its December 2018 increase, the federal funds rate moved to a range between 2.25% and 2.50%. In addition, the Fed continued reducing its balance sheet. However, at its meeting in January 2019, the Fed appeared to take a less aggressive stance on future rate hikes.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the six-month review

PACE Select Advisors Trust—PACE Government Money Market Investments

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

1

PACE Government Money Market Investments

period. When the reporting period began, the Portfolio had a WAM of 22 days. This was increased to 26 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the six-month period. We reduced the Portfolio's exposure to US government and agency obligations and increased its allocation to repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

We thank you for your continued support and welcome any comments or questions you may have. For any additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/am-us.

Sincerely,

Igor Lasun President PACE Select Advisors Trust Executive Director UBS Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, PACE Government Money Market Investments Managing Director, UBS Asset Management (Americas) Inc.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectus for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

2

PACE Government Money Market Investments

This letter is intended to assist shareholders in understanding how the Funds performed during the six-month period ended January 31, 2019. The views and opinions in the letter were current as of March 15, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

3

PACE Government Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2018 to January 31, 2019.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

4

PACE Government Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value August 1, 2018	Ending account value January 31, 2019	Expenses paid during period[1] 08/01/18 to 01/31/19	Expense ratio during the period
Actual	$1,000.00	$1,008.00	$3.04	0.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.18	3.06	0.60

1  Expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

5

PACE Government Money Market Investments

Yields and characteristics at a glance—January 31, 2019 (unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	1.85%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	1.87
Seven-day current yield before fee waivers and/or expense reimbursements[1]	1.58
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	1.60
Weighted average maturity[2]	26 days
Portfolio composition[3]
US government and agency obligations	77.0%
Repurchase agreements	25.7
Other assets less liabilities	(2.7)
Total	100.0%

You could lose money by investing in PACE Government Money Market Investments. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in PACE Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. PACE Government Money Market Investments' sponsor has no legal obligation to provide financial support to PACE Government Money Market Investments, and you should not expect that the portfolio's sponsor will provide financial support to PACE Government Money Market Investments at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

6

PACE Government Money Market Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
US government and agency obligations—77.0%
Federal Farm Credit Bank
1 mo. USD LIBOR + 0.150%,
2.659%, due 03/15/19[1]	$6,840,000	$6,841,752
1 mo. USD LIBOR - 0.085%,
2.417%, due 05/30/19[1]	1,000,000	999,984
Federal Home Loan Bank
2.323%, due 02/01/19[2]	2,000,000	2,000,000
2.340%, due 02/06/19[2]	5,000,000	4,998,375
2.343%, due 02/01/19[2]	2,000,000	2,000,000
2.357%, due 02/08/19[2]	4,800,000	4,797,800
2.360%, due 02/01/19[2]	5,000,000	5,000,000
2.360%, due 03/14/19[2]	2,000,000	1,994,624
2.368%, due 02/15/19[2]	1,000,000	999,079
2.370%, due 02/13/19[2]	2,175,000	2,173,282
2.374%, due 02/20/19[2]	1,000,000	998,747
2.375%, due 02/06/19[2]	4,000,000	3,998,681
2.380%, due 02/22/19[2]	3,000,000	2,995,835
2.381%, due 03/27/19[2]	2,000,000	1,992,857
2.385%, due 02/27/19[2]	2,000,000	1,996,555
2.390%, due 02/05/19[2]	5,000,000	4,998,672
2.395%, due 03/13/19[2]	2,000,000	1,994,678
2.400%, due 03/06/19[2]	3,000,000	2,993,400
2.400%, due 03/27/19[2]	3,000,000	2,989,200
2.400%, due 04/10/19[2]	3,000,000	2,986,400
2.402%, due 05/03/19[2]	2,000,000	1,987,857
2.404%, due 03/08/19[2]	3,000,000	2,992,988
2.405%, due 03/13/19[2]	1,000,000	997,328
2.405%, due 05/15/19[2]	3,000,000	2,979,357
2.406%, due 04/24/19[2]	5,000,000	4,972,598
2.406%, due 04/26/19[2]	2,000,000	1,988,772
2.408%, due 04/22/19[2]	5,000,000	4,973,244
2.410%, due 03/11/19[2]	5,000,000	4,987,281
2.410%, due 03/22/19[2]	2,000,000	1,993,439

7

PACE Government Money Market Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
US government and agency obligations—(continued)
2.413%, due 03/08/19[2]	$5,000,000	$4,988,270
2.418%, due 02/22/19[2]	2,000,000	1,997,179
2.430%, due 04/03/19[2]	1,200,000	1,195,059
2.430%, due 04/09/19[2]	2,500,000	2,488,694
2.435%, due 04/05/19[2]	3,000,000	2,987,216
2.435%, due 05/01/19[2]	2,500,000	2,484,950
2.460%, due 07/05/19[2]	1,000,000	989,477
2.465%, due 06/05/19[2]	3,000,000	2,974,528
1 mo. USD LIBOR - 0.045%,
2.458%, due 07/03/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.055%,
2.459%, due 01/14/20[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.065%,
2.448%, due 10/18/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.070%,
2.440%, due 02/25/19[1]	1,000,000	1,000,027
1 mo. USD LIBOR - 0.070%,
2.441%, due 10/09/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.080%,
2.422%, due 09/27/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.080%,
2.423%, due 03/19/19[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.080%,
2.427%, due 02/04/19[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.085%,
2.418%, due 06/03/19[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.085%,
2.418%, due 06/21/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.090%,
2.423%, due 04/05/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.090%,
2.426%, due 09/10/19[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.100%,
2.403%, due 08/21/19[1]	2,000,000	2,000,000
8

PACE Government Money Market Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
US government and agency obligations—(continued)
1 mo. USD LIBOR - 0.105%,
2.397%, due 07/26/19[1]	$2,000,000	$2,000,000
1 mo. USD LIBOR - 0.105%,
2.398%, due 02/22/19[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.105%,
2.398%, due 07/19/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.105%,
2.398%, due 08/20/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.110%,
2.404%, due 08/13/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.115%,
2.388%, due 07/19/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.115%,
2.395%, due 02/25/19[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.120%,
2.389%, due 02/15/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.125%,
2.385%, due 07/16/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.130%,
2.373%, due 03/22/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.130%,
2.378%, due 04/17/19[1]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.130%,
2.390%, due 03/01/19[1]	4,000,000	4,000,000
1 mo. USD LIBOR - 0.130%,
2.391%, due 02/08/19[1]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.135%,
2.378%, due 02/05/19[1]	1,000,000	1,000,000
3 mo. USD LIBOR - 0.160%,
2.517%, due 05/24/19[1]	1,000,000	1,000,487
3 mo. USD LIBOR - 0.340%,
2.439%, due 04/24/19[1]	1,000,000	1,000,000
3 mo. USD LIBOR - 0.340%,
2.443%, due 04/10/19[1]	2,000,000	2,000,000
SOFR + 0.065%,
2.465%, due 11/15/19[1]	1,000,000	1,000,000

9

PACE Government Money Market Investments

Portfolio of investments—January 31, 2019 (unaudited)

	Face amount	Value
US government and agency obligations—(concluded)
US Treasury Bill
2.412%, due 02/12/19[2]	$2,000,000	$1,998,552
Total US government and agency obligations (cost—$160,727,224)		160,727,224
Repurchase agreements—25.7%
Repurchase agreement dated 01/31/19 with Fixed Income Clearing Corp., 2.550% due 02/01/19, collateralized by $140,000 US Treasury Note, 2.625% due 02/28/23; (value—$142,221); proceeds: $136,010	136,000	136,000
Repurchase agreement dated 01/31/19 with Goldman Sachs & Co., 2.510% due 02/01/19, collateralized by $6,145,000 Federal Farm Credit Bank obligation, 3.000% due 05/16/36, $1,020,000 Federal Home Loan Bank obligations, 2.625% to 3.000% due 10/01/20 to 12/13/24, $3,378,000 Federal National Mortgage Association obligation, 2.125% due 04/24/26 and $52,369,195 US Treasury Bond STRIP, zero coupon due 02/15/25; (value—$54,570,000); proceeds: $53,503,730	53,500,000	53,500,000
Total repurchase agreements (cost—$53,636,000)		53,636,000
Total investments (cost—$214,363,224 which approximates cost for federal income tax purposes)—102.7%		214,363,224
Liabilities in excess of other assets—(2.7)%		(5,697,433)
Net assets—100.0%		$208,665,791

10

PACE Government Money Market Investments

Portfolio of investments—January 31, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$160,727,224	$—	$160,727,224
Repurchase agreements	—	53,636,000	—	53,636,000
Total	$—	$214,363,224	$—	$214,363,224

At January 31, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Rate shown is the discount rate at the date of purchase unless otherwise noted.

Portfolio acronyms

LIBOR  London Interbank Offered Rate

SOFR  Secured Overnight Financing Rate

STRIP  Separate Trading of Registered Interest and Principal of Securities

See accompanying notes to financial statements
11

PACE Government Money Market Investments

Statement of assets and liabilities—January 31, 2019 (unaudited)

Assets:
Investments, at value (cost—$160,727,224)	$160,727,224
Repurchase agreements, at value (cost—$53,636,000)	53,636,000
Total investments in securities, at value (cost—$214,363,224)	214,363,224
Cash	995
Receivable for shares of beneficial interest sold	565,708
Receivable for interest	78,875
Other assets	10,395
Total assets	215,019,197
Liabilities:
Payable for shares of beneficial interest repurchased	3,900,358
Payable for investments purchased	1,987,857
Dividends payable to shareholders	179,746
Payable to affiliate	16,039
Payable to custodian	4,049
Accrued expenses and other liabilities	265,357
Total liabilities	6,353,406
Net assets	208,665,791
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$208,667,475
Distributable earnings (losses)	(1,684)
Net assets	$208,665,791
Shares outstanding	208,666,273
Net asset value	$1.00

See accompanying notes to financial statements
12

PACE Government Money Market Investments

Statement of operations

For the six months ended January 31, 2019 (unaudited)
Investment income:
Interest	$2,274,940
Expenses:
Investment management and administration fees	361,437
Transfer agency and related services fees	424,435
Professional services	55,473
Reports and notices to shareholders	33,844
State registration fees	11,530
Trustees' fees	10,715
Custody and accounting fees	3,844
Insurance expense	1,449
Other expense	19,723
922,450
Fee waivers and/or expense reimbursements by investment manager and administrator	(302,844)
Net expenses	619,606
Net investment income	1,655,334
Net realized gain	14
Net increase in net assets resulting from operations	$1,655,348

See accompanying notes to financial statements
13

PACE Government Money Market Investments

Statement of changes in net assets

	For the six months ended January 31, 2019 (unaudited)	For the year ended July 31, 2018
From operations:
Net investment income	$1,655,334	$1,702,668
Net realized gain	14	6
Net increase in net assets resulting from operations	1,655,348	1,702,674
Total distributions[1]	(1,655,334)	(1,702,668)
Net increase (decrease) in net assets from beneficial interest transactions	19,871,791	(10,791,379)
Net increase (decrease) in net assets	19,871,805	(10,791,373)
Net assets:
Beginning of period	188,793,986	199,585,359
End of period	$208,665,791	$188,793,986

1  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, all distributions were made from net investment income.

See accompanying notes to financial statements
14

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15

PACE Government Money Market Investments

Financial highlights

Selected financial data throughout each period is presented below:

Six months ended January 31, 2019
(unaudited)
Net asset value, beginning of period	$1.00
Net investment income	0.008
Net realized gains (losses)	0.000[1]
Net increase from operations	0.008
Dividends from net investment income	(0.008)
Distributions from net realized gains	—
Total dividends and distributions	(0.008)
Net asset value, end of period	$1.00
Total investment return[2]	0.80%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.89%[4]
Expenses after fee waivers and/or expense reimbursements	0.60%[4]
Net investment income	1.60%[4]
Supplemental data:
Net assets, end of period (000's)	$208,666

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. The investment return for period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  In August 2013, UBS AM made a voluntary cash payment of $2,340 to the Portfolio in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical embedded capital losses that were experienced by the Portfolio over several years prior to credit crisis of 2008. Payment from investment advisor had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

4  Annualized.

See accompanying notes to financial statements
16

	Years ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.008	0.00[1]	0.000[1]	0.000[1]	0.000[1]
Net realized gains (losses)	0.000[1]	(0.000)[1]	0.000[1]	—	0.000[1]
Net increase from operations	0.008	0.001	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.008)	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	—	—	(0.000)[1]	—	(0.000)[1]
Total dividends and distributions	(0.008)	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.83%	0.11%	0.01%	0.01%	0.01%[3]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.89%	0.95%	0.96%	0.93%	0.91%
Expenses after fee waivers and/or expense reimbursements	0.60%	0.52%	0.26%	0.14%	0.14%
Net investment income	0.82%	0.12%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of period (000's)	$188,794	$199,585	$182,977	$168,503	$212,025

17

PACE Government Money Market Investments

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Government Money Market Investments (the "Portfolio") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified series of PACE Select Advisors Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies. The financial statements for the other series of the Trust are not included herein. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager, investment advisor and administrator for the Portfolio. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

18

PACE Government Money Market Investments

Notes to financial statements (unaudited)

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): "Premium Amortization On Purchased Callable Debt Securities" ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018. Management is currently assessing the potential impact of these changes to future financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

The following is a summary of significant accounting policies:

Valuation of investments—Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7") the Portfolio has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a

19

PACE Government Money Market Investments

Notes to financial statements (unaudited)

"government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", the Portfolio values its investments at amortized cost unless the Portfolio's Board of Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Portfolio's Portfolio of investments.

Constant net asset value per share—The Portfolio attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share.

Liquidity fee and/or redemption gates—By operating as a "government money market fund," the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or

20

PACE Government Money Market Investments

Notes to financial statements (unaudited)

temporary redemption gates. While the Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 of the 1940 Act or a Portfolio's investment strategies and limitations may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio intends to enter into

21

PACE Government Money Market Investments

Notes to financial statements (unaudited)

repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risks.

The Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM. Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Portfolio's Board has approved an investment management and administration contract ("Management Contract") with UBS AM. In

22

PACE Government Money Market Investments

Notes to financial statements (unaudited)

accordance with the Management Contract, the Portfolio pays UBS AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At January 31, 2019, UBS AM is owed $16,039 from the Portfolio, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding borrowing costs and interest expense, if any) through November 30, 2019 at a level not to exceed 0.60%. For the period ended January 31, 2019, UBS AM waived $199,576 in investment management and administration fees. The Portfolio will make a payment to UBS AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

At January 31, 2019, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2019	Expires July 31, 2020	Expires July 31, 2021	Expires July 31, 2022
$1,986,479	$706,786	$670,937	$409,180	$199,576

No amount was repaid back to UBS AM in the past year.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any

23

PACE Government Money Market Investments

Notes to financial statements (unaudited)

UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended January 31, 2019, the Portfolio did not purchase or sell certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley. If any such transactions had occurred, Morgan Stanley would have received compensation in connection with such trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities or some other form of compensation. Although the precise amount of this compensation is not generally known by the Master Fund's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

UBS Financial Services Inc. has voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Government Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. For the period ended January 31, 2019, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $103,268, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the period ended January 31, 2019, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $159,952 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

24

PACE Government Money Market Investments

Notes to financial statements (unaudited)

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the six months ended January 31, 2019	For the year ended July 31, 2018
Shares sold	167,249,955	153,320,074
Shares repurchased	(148,796,463)	(165,625,042)
Dividends reinvested	1,418,299	1,513,589
Net increase (decrease) in shares outstanding	19,871,791	(10,791,379)

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the fiscal year ended July 31, 2018 was ordinary income in the amount of $1,702,668.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2019.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolio after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2018, the Portfolio had post-enactment short-term capital loss carryforwards of $1,106. During the fiscal year

25

PACE Government Money Market Investments

Notes to financial statements (unaudited)

ended July 31, 2018, the Portfolio utilized $6 of capital loss carryforwards to offset current year realized gains.

ASC 740-10 "Income Taxes-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolio has analyzed and concluded as of January 31, 2019, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended January 31, 2019, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2018, remains subject to examination by the Internal Revenue Service and state taxing authorities.

26

PACE Government Money Market Investments

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

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Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Principal Officers

Igor Lasun
President

Mark F. Kemper
Vice President and Secretary

Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Robert Sabatino
Vice President

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2019. All rights reserved.
UBS Asset Management (Americas), Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S097

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)                Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended—Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	April 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	April 8, 2019

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	April 8, 2019